UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21977

PowerShares Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Andrew Schlossberg

President

3500 Lacey Road

Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

October 31, 2013

2013 Annual Report to Shareholders

PIZ	PowerShares DWA Developed Markets Momentum Portfolio
(formerly PowerShares DWA Developed Markets Technical Leaders Portfolio)

PIE	PowerShares DWA Emerging Markets Momentum Portfolio
(formerly PowerShares DWA Emerging Markets Technical Leaders Portfolio)

PXR	PowerShares Emerging Markets Infrastructure Portfolio

PAF	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

PXF	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

PDN	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

PXH	PowerShares FTSE RAFI Emerging Markets Portfolio

PAGG	PowerShares Global Agriculture Portfolio

PBD	PowerShares Global Clean Energy Portfolio

PSAU	PowerShares Global Gold and Precious Metals Portfolio

PIO	PowerShares Global Water Portfolio

PMNA	PowerShares MENA Frontier Countries Portfolio

IDHQ	PowerShares S&P International Developed High Quality Portfolio

2

The Market Environment

Domestic Equity

The fiscal year ended October 31, 2013, saw slow but steady improvement in the U.S. economy and strong U.S. equity market returns. Businesses and consumers began the reporting period by digesting the results of the 2012 presidential election and contemplating its impact on their wallets. In late 2012 and early 2013, consumer confidence trended higher based on the recovery of the U.S. housing market, but uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress—and implementation of sequestration spending cuts—left many businesses hesitant to spend. Despite these headline events, equity markets focused more on longer term fundamentals. Major U.S. stock market indexes rose throughout 2013, hitting multiyear or all-time highs.1

From late May through June, capital markets declined following U.S. Federal Reserve (the “Fed”) Chairman Ben Bernanke’s comments suggesting the time had come to begin reducing the Fed’s extraordinary stimulus policies. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, and despite some volatility in August surrounding a potential U.S. military reaction to instability in Syria, they generally moved higher through the end of the fiscal year.

[1]	Source: Reuters

International Equity

The fiscal year ended October 31, 2013, saw slow but steady improvement in the U.S. economy and strong U.S. and Global equity market returns. Businesses and consumers began the reporting period by digesting the results of the 2012 presidential election and contemplating its impact on their wallets. In late 2012 and early 2013, consumer confidence trended higher based on the recovery of the U.S. housing market, but uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress—and implementation of sequestration spending cuts—left many businesses hesitant to spend. Despite these headline events, equity markets focused more on longer term fundamentals. Major U.S. and Global stock market indexes rose throughout 2013, hitting multiyear or all-time highs.1

From late May through June, capital markets declined following Chairman Ben Bernanke’s comments suggesting the time had come to begin reducing the Fed’s extraordinary stimulus policies. This news, combined with data showing a slowdown in China’s economy, led to a 9% correction in non-U.S. stocks from the mid-May peak of the market. The most significantly impacted segments of the market were interest rate sensitive and commodity related sectors, as well as emerging markets. Markets stabilized in mid-summer and, despite some volatility in August surrounding a potential U.S. military reaction to instability in Syria, they generally moved higher through the end of the fiscal year.

Strong macroeconomic data and a continued reduction in political uncertainty buoyed European equity markets as the period progressed. Indeed, the Eurozone officially exited recession in August-September and, while Fed talk of tapering did unsettle markets initially, ultimately their decision not to taper surprised financial markets, proving supportive for European equities.

Asian equity markets (excluding Japan) experienced a volatile 12-months, but generally ended the period on a positive note. Certain emerging Asian markets struggled, however, on the back of continued sensitivity to the global liquidity environment. While North Asian equity markets proved relatively resilient, those in South Asia were more volatile, with concerns over current account deterioration. This was particularly the case for Indonesia, where the current account deficit widened and the currency weakened markedly against the U.S. dollar.

[1]	Source: Reuters

3

PIZ	Manager’s Analysis
PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

As an index fund, the PowerShares DWA Developed Markets Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Developed Markets Technical Leaders Index (the “Index”). The Fund will invest at least 90% of its total assets in equity securities from countries with developed economies that are within Dorsey Wright & Associates’ (“Dorsey Wright”), the Index provider, classification definition, and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index rather than in ADRs and GDRs.

The Index is comprised of equity securities selected pursuant to a proprietary selection methodology of Dorsey Wright, which is designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are based upon each company’s market performance. Dorsey Wright selects securities from a universe of approximately 1,000 companies that are located in developed economies, excluding companies listed on a U.S. stock exchange. Companies domiciled in the United States that are traded on an exchange in a non-U.S. country with a developed economy may be included in the Index. Historically, the Index has consisted of securities of companies listed on exchanges in Australia, Canada, Finland, France, Germany, Hong Kong, Italy, Japan, Norway, Portugal, Singapore, Spain, and Switzerland. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

On October 4, 2013, the name of the Fund changed from PowerShares DWA Developed Markets Technical Leaders Portfolio to PowerShares DWA Developed Markets Momentum Portfolio. There was no change to the investment objective, underlying index or methodology of the underlying index for the Fund.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 32.75%. On a net asset value (“NAV”) basis, the Fund returned 33.09%. During the same time period, the Index returned 33.87%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same period, the MSCI EAFE® Index (the “Benchmark Index”) returned 26.88%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 910 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of developed ex U.S. market equities. The main reason for outperformance of the Fund relative to the Benchmark Index was due to the stocks that outperformed in the United Kingdom and a larger allocation for the Fund to the consumer discretionary sector.

For the fiscal year ended October 31, 2013, the United Kingdom contributed most significantly to the Fund’s return, followed by Germany and Hong Kong, respectively. Indonesia was the most significantly detracting country, followed by Portugal.

Positions that contributed most significantly to the Fund’s return included Galaxy Entertainment Group Ltd., an entertainment company in Hong Kong (portfolio average weight of 2.76%) and Asiasons Capital Ltd., an investment manager in Singapore (portfolio average weight of 1.68%). Positions that detracted most significantly from the Fund’s return included Aggreko PLC, a commercial equipment rental services company in the United Kingdom (portfolio average weight of 0.38%; no longer held); and Boliden AB, a mining company in Sweden (portfolio average weight of 0.56%; no longer held).

Sector (% of the Fund’s Net Assets) as of October 31, 2013
Consumer Discretionary	31.5
Industrials	18.9
Financials	13.6
Health Care	10.0
Information Technology	8.4
Materials	6.1
Consumer Staples	4.3
Energy	4.2
Telecommunication Services	3.0
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
SJM Holdings Ltd.	2.8
Galaxy Entertainment Group Ltd.	2.7
Ezion Holdings Ltd.	2.6
Sports Direct International PLC	2.4
Valeant Pharmaceuticals International, Inc.	2.3
Rightmove PLC	2.2
Hargreaves Lansdown PLC	1.6
Iliad SA	1.5
Inchcape PLC	1.5
Babcock International Group PLC	1.5
Total	21.1

4

PowerShares DWA Developed Markets Momentum Portfolio (PIZ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

Index	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
						Avg. Ann.†††	Cumulative
Dorsey Wright® Developed Markets Technical Leaders Index	33.87%	9.97%	33.01%	17.26%	121.71%	2.87%	17.96%
Dorsey Wright® Developed Markets Technical Leaders Index (Price Only)	34.33	10.37	34.44	17.67	125.58	3.26	20.61
MSCI EAFE® Index	26.88	8.38	27.32	11.99	76.19	(0.09)	(0.55)
Fund
NAV Return	33.09	8.96	29.36	15.80	108.22	1.89	11.56
Market Price Return	32.75	8.91	29.19	16.67	116.13	1.84	11.26

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.80% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	On October 4, 2013, the name of the Fund changed from PowerShares DWA Developed Markets Technical Leaders Portfolio to PowerShares DWA Developed Markets Momentum Portfolio. There was no change to the investment objective, Index or methodology of the Index for the Fund.

†††	Average Annualized.

5

PIE	Manager’s Analysis
PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

As an index fund, the PowerShares DWA Emerging Markets Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright® Emerging Markets Technical Leaders Index (the “Index”). The Fund will invest at least 90% of its total assets in equity securities from countries with emerging economies within Dorsey Wright & Associates’ (“Dorsey Wright” or the “Index Provider”) classification definition, and that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index rather than in ADRs and GDRs.

The Index is comprised of equity securities selected pursuant to a proprietary selection methodology of Dorsey Wright, which is designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are based upon each company’s market performance. Dorsey Wright selects securities from a universe of approximately 1,000 companies that are located in emerging economies, excluding companies listed on a U.S. stock exchange. Historically, the Index has consisted of securities of companies listed on exchanges in Brazil, Chile, China, India, Indonesia, the Philippines, South Africa, Thailand and Turkey. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

On October 4, 2013, the name of the Fund changed from PowerShares DWA Emerging Markets Technical Leaders Portfolio to PowerShares DWA Emerging Markets Momentum Portfolio. There was no change to the investment objective, underlying index or methodology of the underlying index for the Fund.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 8.29%. On a net asset value (“NAV”) basis, the Fund returned 8.66%. During the same time period, the Index returned 9.28%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI Emerging Markets IndexSM (the “Benchmark Index”) returned 6.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 818 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities. The main reason for outperformance of the Fund relative to the Benchmark Index was due to stocks that outperformed, primarily in China and the industrials sector.

For the fiscal year ended October 31, 2013, securities in China contributed most significantly to the Fund’s return, followed by securities in South Africa and the Philippines, respectively. There were no detracting countries.

Positions that contributed most significantly to the Fund’s return included Great Wall Motor Co. Ltd., H-Shares, a Chinese automobile manufacturer (portfolio average weight of 2.80%) and Coronation Fund Managers Ltd., a global asset manager in South Africa (portfolio average weight of 2.24%). Positions that detracted most significantly from the Fund’s return included PT Charoen Pokphand Indonesia Tbk, a manufacturer in Indonesia (portfolio average weight of 0.89%; no longer held); and Assore Ltd., a mining company in South Africa (portfolio average weight of 0.64%).

Sector (% of the Fund’s Net Assets) as of October 31, 2013
Consumer Discretionary	17.5
Financials	17.4
Industrials	16.8
Information Technology	15.9
Consumer Staples	9.9
Materials	7.9
Health Care	6.6
Telecommunication Services	4.5
Energy	2.8
Utilities	0.6
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Coronation Fund Managers Ltd.	2.6
Yulon Nissan Motor Co. Ltd.	2.5
Great Wall Motor Co. Ltd., H-Shares	2.5
Universal Robina Corp.	2.4
TIME dotCom Bhd	2.4
Alfa SAB de CV, Class A	2.3
Controladora Comercial Mexicana SAB de CV	2.2
Himax Technologies, Inc. ADR	2.1
Aspen Pharmacare Holdings Ltd.	2.0
EOH Holdings Ltd.	2.0
Total	23.0

6

PowerShares DWA Emerging Markets Momentum Portfolio (PIE) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Dorsey Wright® Emerging Markets Technical Leaders Index	9.28%	4.32%	13.51%	19.33%	141.95%	0.01%	0.07%
Dorsey Wright® Emerging Markets Technical Leaders Index (Price Only)	9.60	4.64	14.58	19.66	145.29	0.31	1.79
MSCI Emerging Markets IndexSM	6.53	0.30	0.89	15.39	104.60	(0.75)	(4.32)
Fund
NAV Return	8.66	2.54	7.81	16.01	110.17	(4.20)	(22.16)
Market Price Return	8.29	2.29	7.04	15.47	105.30	(4.33)	(22.79)

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.90% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns.

An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	On October 4, 2013, the name of the Fund changed from PowerShares DWA Emerging Markets Technical Leaders Portfolio to PowerShares DWA Emerging Markets Momentum Portfolio. There was no change to the investment objective, Index or methodology of the Index for the Fund.

†††	Average Annualized.

7

PXR	Manager’s Analysis
PowerShares Emerging Markets Infrastructure Portfolio (PXR)

As an index fund, the PowerShares Emerging Markets Infrastructure Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Emerging Infrastructure Builders IndexSM (the “Index”). The Fund will invest at least 90% of its total assets in the equity securities of companies involved in the following sectors related to infrastructure construction and development in emerging market countries: 1) construction and engineering; 2) construction machinery; 3) construction materials; 4) diversified metals and mining; 5) heavy electrical equipment; 6) industrial machinery; and 7) steel, and that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. Historically, the Index has consisted of securities of companies listed on exchanges in Australia, Bermuda, Brazil, Canada, Chile, China, Egypt, France, Hong Kong, India, Indonesia, Israel, Luxembourg, Malaysia, Mexico, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan and the United States.

The Index is calculated and maintained by Standard & Poor’s Custom Indices on behalf of S-Network Global Indexes LLC (the “Index Provider”). Emerging market countries are determined according to the Index Provider’s definition, which currently includes those countries identified in the World Bank Country Classification system as “Middle Income” countries. The Index includes stocks with a minimum market capitalization of $500 million and removes them if the market capitalization falls below $300 million. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned (2.75)%. On a net asset value (“NAV”) basis, the Fund returned (2.35)%. During the same time period, the Index returned (0.80)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs and slippage around quarterly rebalances during the period. In addition, the Index is calculated gross of foreign withholding tax which caused the returns of the Fund to differ further from the returns of the Index during the period.

During the same reporting period, the MSCI Emerging Markets IndexSM (the “Benchmark Index”) returned 6.53%. The Benchmark IndexSM was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities. The main reason for underperformance of the Fund relative to the Benchmark Index was the Fund’s over allocation to the industrial and materials sectors.

For the fiscal year ended October 31, 2013, the securities in Taiwan contributed most significantly to the Fund’s return, followed by those in Switzerland and Mexico, respectively. Securities in Chile detracted most from the Fund’s return, followed by those in Indonesia and China, respectively.

Positions that contributed most significantly to the Fund’s return included ABB Ltd., a heavy electrical equipment company in Switzerland (portfolio average weight of 3.38%) and Taiwan Cement Corp., a construction materials company in Taiwan (portfolio average weight of 3.41%). Positions that detracted most significantly from the Fund’s return included CAP SA, a steel company in Chile (portfolio average weight of 1.72%) and Salfacorp SA, a construction and engineering company in Chile (portfolio average weight of 0.99%).

Sector (% of the Fund’s Net Assets) as of October 31, 2013
Industrials	51.1
Materials	45.3
Financials	2.2
Consumer Discretionary	0.7
Telecommunication Services	0.7
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Taiwan Cement Corp.	3.8
Anhui Conch Cement Co. Ltd., H-Shares	3.7
ABB Ltd.	3.3
Vale SA ADR	2.9
Caterpillar, Inc.	2.8
Atlas Copco AB, Class A	2.8
Asia Cement Corp.	2.6
Murray & Roberts Holdings Ltd.	2.5
Wilson Bayly Holmes-Ovcon Ltd.	2.5
Empresas ICA SAB de CV	2.3
Total	29.2

8

PowerShares Emerging Markets Infrastructure Portfolio (PXR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
S-Network Emerging Infrastructure Builders IndexSM	(0.80)%	(5.50)%	(15.61)%	16.94%	118.69%	15.34%	105.28%
MSCI Emerging Markets IndexSM	6.53	0.30	0.89	15.39	104.60	15.05	102.70
Fund
NAV Return	(2.35)	(6.60)	(18.53)	15.34	104.12	13.42	88.70
Market Price Return	(2.75)	(7.00)	(19.58)	15.10	101.99	10.67	66.68

Fund Inception: October 16, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

9

PAF	Manager’s Analysis
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

As an index fund, the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed Asia Pacific ex Japan Index (the “Index”). The Fund will invest at least 90% of its total assets in equity securities that are classified as “Asia Pacific” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding Japanese companies, and that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. The Index is designed to track the performance of the Asia Pacific companies with the largest fundamental value, selected from the constituents of the FTSE All Cap Developed Index, as determined by FTSE. The Index Provider selects and weights the companies based on their fundamental values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Index has consisted of securities of companies that were domiciled in Australia, Hong Kong, New Zealand, Singapore and South Korea or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 12.38%. On a net asset value (“NAV”) basis, the Fund returned 12.50%. During the same time period, the Index returned 13.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During the same reporting period the MSCI Pacific ex Japan Index (the “Benchmark Index”) returned 14.49%. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of Asia Pacific markets excluding Japan. The main reason for underperformance between the Fund and Benchmark Index was due to the Fund’s allocation to securities in South Korea, which the Benchmark Index didn’t hold.

For the fiscal year ended October 31, 2013, the securities in Australia contributed most significantly to the Fund’s return, followed by those in South Korea and Hong Kong, respectively. There were no detracting countries.

Positions that contributed most significantly to the Fund’s return included National Australia Bank Ltd., a diversified banking company in Australia (portfolio average weight of 3.99%) and Westpac Banking Corp., a diversified banking company in Australia (portfolio average weight of 3.92%). Positions that detracted most significantly from the Fund’s return included Newcrest Mining Ltd., a gold mining company in Australia (portfolio average weight of 0.29%) and Noble Group Ltd., an industrials company in Hong Kong (portfolio average weight of 0.48%).

Sector (% of the Fund’s Net Assets) as of October 31, 2013
Financials	43.0
Materials	12.8
Industrials	12.5
Consumer Discretionary	7.9
Information Technology	6.4
Consumer Staples	5.8
Telecommunication Services	4.2
Energy	3.8
Utilities	2.8
Health Care	0.8
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
BHP Billiton Ltd.	4.7
Samsung Electronics Co. Ltd.	4.6
Commonwealth Bank of Australia	4.3
National Australia Bank Ltd.	4.3
Westpac Banking Corp.	4.1
Australia & New Zealand Banking Group Ltd.	3.8
Hyundai Motor Co.	2.3
POSCO	2.0
Wesfarmers Ltd.	1.9
Hutchison Whampoa Ltd.	1.8
Total	33.8

10

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
FTSE RAFI Developed Asia Pacific ex Japan Index-NR	13.37%	8.50%	27.72%	20.39%	152.86%	6.89%	52.67%
FTSE RAFI Developed Asia Pacific ex Japan Index	13.48	8.61	28.13	20.47	153.75	6.95	53.21
MSCI Pacific ex Japan Index	14.49	7.94	25.74	19.25	141.16	4.47	32.03
Fund
NAV Return	12.50	7.52	24.30	19.15	140.11	5.92	44.09
Market Price Return	12.38	7.16	23.07	19.07	139.37	5.90	43.92

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

NR—Net Return

11

PXF	Manager’s Analysis
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

As an index fund, the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex U.S. Index (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies originating in countries that are classified as “developed” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding the United States, and that comprise the Index, and American depositary receipts and global depositary receipts that are based on the securities in the Index. The Index is designed to track the performance of the companies domiciled in developed markets with the largest fundamental value, selected from the constituents of the FTSE RAFI Developed ex U.S. Large/Mid-Cap Index as determined by FTSE. The Index Provider selects and weights companies based on their fundamental values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 29.49%. On a net asset value (“NAV”) basis, the Fund returned 29.20%. During the same time period, the Index returned 29.69%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During the same reporting period, the MSCI EAFE® Index (the “Benchmark Index”) returned 26.88%. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of developed markets excluding the U.S. The main reason for outperformance of the Fund relative to the Benchmark Index was due to stocks that outperformed within various sectors and countries.

For the fiscal year ended October 31, 2013, the securities in Japan contributed most significantly to the Fund’s return, followed by those in France and United Kingdom, respectively. Securities in Greece detracted most from the Fund’s return, followed by those in Cyprus and China, respectively.

Positions that contributed most significantly to the Fund’s return included Toyota Motor Corp. an automobile manufacturer in Japan (portfolio average weight of 1.00%) and Vodafone Group PLC, a wireless telecommunication services company in the United Kingdom (portfolio average weight of 1.49%). Positions that detracted most significantly from the Fund’s return included E.ON SE, a utilities company in Germany (portfolio average weight of 0.65%) and National Bank of Greece SA, a diversified banking company in Greece (portfolio average weight of 0.04%).

Sector (% of the Fund’s Net Assets) as of October 31, 2013
Financials	27.5
Industrials	12.4
Consumer Discretionary	10.6
Energy	10.5
Telecommunication Services	8.2
Materials	7.7
Consumer Staples	7.0
Utilities	6.3
Health Care	5.3
Information Technology	4.4
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
BP PLC	1.9
Vodafone Group PLC	1.7
Total SA	1.6
HSBC Holdings PLC	1.4
Banco Santander SA	1.4
Royal Dutch Shell PLC, Class A	1.3
Telefonica SA	1.2
Toyota Motor Corp.	1.0
Royal Dutch Shell PLC, Class B	0.9
Eni SpA	0.8
Total	13.2

12

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
FTSE RAFI Developed ex U.S. Index-NR	29.69%	6.99%	22.46%	12.83%	82.87%	0.75%	4.84%
FTSE RAFI Developed ex U.S. Index	30.34	7.60	24.56	13.42	87.73	1.25	8.21
MSCI EAFE® Index	26.88	8.38	27.32	11.99	76.19	0.09	0.56
Fund
NAV Return	29.20	6.47	20.69	12.02	76.37	0.12	0.74
Market Price Return	29.49	6.27	20.00	11.69	73.78	0.19	1.20

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

NR—Net Return

13

PDN	Manager’s Analysis
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

As an index fund, the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Developed ex U.S. Mid Small 1500 Index (the “Index”). The Fund will invest at least 90% of its total assets in securities of small and medium capitalization companies that are classified as “developed” within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”), excluding the United States, and that comprise the Index, as well as American depositary receipts and global depositary receipts that are based on the securities in the Index. The Index is designed to track the performance of the small and medium capitalization companies domiciled in developed markets with the highest ranking cumulative score (“Fundamental Value”), selected from the constituents of the FTSE Developed All Cap ex U.S. Index, as determined by FTSE. The Index Provider selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

Historically, the Index has consisted of securities of companies that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 28.00%. On a net asset value (“NAV”) basis, the Fund returned 26.56%. During the same time period, the Index returned 27.41%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During the same reporting period, the MSCI EAFE® Small Cap Index (the “Benchmark Index”) returned 32.24%. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of small cap developed market countries around the world, excluding the U.S. and Canada. The main reason for underperformance of the Fund relative to the Benchmark Index was due to country allocation differences and the stocks that underperformed.

For the fiscal year ended October 31, 2013, the securities in Japan contributed most significantly to the Fund’s return, followed by those in United Kingdom and Germany, respectively. Russia and Mexico were the main detracting countries during the reporting period.

Positions that contributed most significantly to the Fund’s return included Aiful Corp., a consumer finance company in Japan (portfolio average weight of 0.22%) and Sacyr Vallehermoso SA, a construction and engineering company in Spain (portfolio average weight of 0.15%). Positions that detracted most significantly from the Fund’s return included Piraeus Bank SA, a diversified banking company in Greece (portfolio average weight of 0.07%) and Eldorado Gold Corp., a gold mining company in Canada (portfolio average weight of 0.11%).

Sector (% of the Fund’s Net Assets) as of October 31, 2013
Industrials	24.5
Consumer Discretionary	18.2
Financials	17.9
Materials	11.2
Information Technology	8.9
Consumer Staples	7.3
Health Care	4.6
Energy	4.4
Utilities	1.9
Telecommunication Services	1.0
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Sacyr Vallehermoso SA	0.3
Oki Electric Industry Co. Ltd.	0.3
Societe Television Francaise 1	0.2
Shimadzu Corp.	0.2
Haseko Corp.	0.2
Mediaset Espana Comunicacion SA	0.2
Leoni AG	0.2
Sonae	0.2
Prosiebensat.1 Media AG	0.2
Bolsas y Mercados Espanoles	0.2
Total	2.2

14

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
FTSE RAFI Developed ex U.S. Mid Small 1500 Index-NR	27.41%	9.21%	30.24%	18.90%	137.63%	4.27%	29.02%
FTSE RAFI Developed ex U.S. Mid Small 1500 Index	27.83	9.57	31.54	19.27	141.35	4.59	31.45
MSCI EAFE® Small Cap Index	32.24	10.96	36.60	18.34	132.08	2.26	14.56
Fund
NAV Return	26.56	8.67	28.34	17.83	127.12	3.57	23.85
Market Price Return	28.00	8.82	28.88	17.44	123.38	3.64	24.37

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

NR—Net Return

15

PXH	Manager’s Analysis
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

As an index fund, the PowerShares FTSE RAFI Emerging Markets Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the FTSE RAFI Emerging Markets Index (the “Index”). The Fund will invest at least 90% of its total assets in securities of companies domiciled in countries that are classified as emerging markets within the country classification definition of FTSE International Limited (“FTSE” or the “Index Provider”) that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that a significant portion of its investments will be in ADRs and GDRs that are based on the securities included in the Index.

The Index is designed to track the performance of securities of companies domiciled in emerging market countries with the highest ranking cumulative score (“Fundamental Value”), selected from the constituents of the FTSE Emerging All Cap Index, as determined by FTSE. The Index Provider selects and weights the securities based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Historically, the Index has consisted of securities of companies that were domiciled in Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 3.14%. On a net asset value (“NAV”) basis, the Fund returned 3.67%. During the same time period, the Index returned 3.44%. During the fiscal year, the Fund fully replicated the majority of the components of the Index and sampled a minority of the Index for exposure to India and Russia securities; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the sampling of India and Russia utilizing ADRs and GDRs.

During this same reporting period, the MSCI Emerging Markets IndexSM (the “Benchmark Index”) returned 6.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 818 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the emerging markets. The main reason for underperformance of the Fund relative to the Benchmark Index was due to the stocks that underperformed in the information technology sector and not having an allocation to South Korea while the Benchmark Index had a weighting in the country.

For the fiscal year ended October 31, 2013, the securities in Taiwan contributed most significantly to the Fund’s return, followed by Russia and China, respectively. Securities in Brazil detracted most from the Fund’s return, followed by those in Mexico and Chile, respectively.

Positions that contributed most significantly to the Fund’s return included LUKOIL OAO ADR, an oil company from Russia (portfolio average weight of 3.53%) and Taiwan Semiconductor Manufacturing Co. Ltd., a technology company in Taiwan (portfolio average weight of 2.26%). Positions that detracted most significantly from the Fund’s return included Petroleo Brasileiro SA, an energy company in Brazil (portfolio average weight of 2.39%).

Sector (% of the Fund’s Net Assets) as of October 31, 2013
Financials	27.0
Energy	25.1
Information Technology	11.4
Materials	10.6
Telecommunication Services	10.5
Consumer Discretionary	4.4
Consumer Staples	4.1
Utilities	3.5
Industrials	3.2
Health Care	0.1
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Gazprom OAO ADR	6.0
LUKOIL OAO ADR	3.4
Petroleo Brasileiro SA (Preference Shares)	3.2
Petroleo Brasileiro SA	3.1
China Construction Bank Corp., H-Shares	2.5
Industrial & Commercial Bank of China Ltd., H-Shares	2.1
China Mobile Ltd.	2.1
Taiwan Semiconductor Manufacturing Co. Ltd.	2.1
Bank of China Ltd., H-Shares	1.8
Itau Unibanco Holding SA (Preference Shares)	1.6
Total	27.9

16

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
FTSE RAFI Emerging Markets Index-NR	3.44%	(1.44)%	(4.25)%	14.61%	97.78%	0.68%	4.21%
FTSE RAFI Emerging Markets Index	3.81	(1.10)	(3.27)	14.97	100.90	(3.67)	(20.36)
MSCI Emerging Markets IndexSM	6.53	0.30	0.89	15.39	104.60	(0.09)	(0.56)
Fund
NAV Return	3.67	(2.22)	(6.52)	12.09	76.91	(0.98)	(5.81)
Market Price Return	3.14	(2.88)	(8.41)	11.75	74.29	(1.49)	(8.72)

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

NR—Net Return

17

PAGG	Manager’s Analysis
PowerShares Global Agriculture Portfolio (PAGG)

As an index fund, the PowerShares Global Agriculture Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Agriculture IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index, as well as potentially American depositary receipts and global depositary receipts that are based on the securities in the Index.

The NASDAQ OMX Group, Inc., the Index provider, maintains and calculates the Index, which is designed to measure the overall performance of the most liquid, globally traded securities of companies engaged in agriculture and farming-related activities. The Index may include securities in emerging market countries. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 1.07%. On a net asset value (“NAV”) basis, the Fund returned 0.91%. During the same time period, the Index returned 1.24%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

Positions that contributed most significantly to the Fund’s return included Archer-Daniels-Midland Co., a consumer staples sector company in the United States (portfolio average weight of 8.53%) and Monsanto Co., a materials sector company in the United States (portfolio average weight of 8.29%). Positions that detracted most significantly from the Fund’s return included K+S AG, a materials sector company in Germany (portfolio average weight of 3.52%); and Potash Corp. of Saskatchewan, Inc., a materials sector company in Canada (portfolio average weight of 7.72%).

Sub-Industry (% of the Fund’s Net Assets) as of October 31, 2013
Fertilizers & Agricultural Chemicals	55.2
Agricultural Products	40.8
Diversified Chemicals	2.6
Oil & Gas Refining & Marketing	1.4
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Archer-Daniels-Midland Co.	8.7
Syngenta AG	7.9
Mosaic Co. (The)	7.8
Monsanto Co.	7.8
Potash Corp. of Saskatchewan, Inc.	7.5
Wilmar International Ltd.	4.3
CF Industries Holdings, Inc.	4.2
Bunge Ltd.	4.1
Yara International ASA	4.0
Agrium, Inc.	3.7
Total	60.0

18

PowerShares Global Agriculture Portfolio (PAGG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
NASDAQ OMX Global Agriculture IndexSM-NR	1.24%	0.71%	2.14%	14.18%	94.05%	5.29%	30.19%
Fund
NAV Return	0.91	0.26	0.79	13.32	86.86	4.60	25.89
Market Price Return	1.07	0.03	0.09	13.11	85.16	4.16	23.16

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	Average Annualized.

NR—Net Return

19

PBD	Manager’s Analysis
PowerShares Global Clean Energy Portfolio (PBD)

As an index fund, the PowerShares Global Clean Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the WilderHill New Energy Global Innovation Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of companies engaged in the business of the advancement of cleaner energy and conservation that comprise the Index, as well as American depositary receipts and global depositary receipts that are based on the securities in the Index.

The Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC (the “Index Provider”). The Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses and also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. The Index Provider selects securities principally on the basis of their capital appreciation potential as identified by the Index Provider pursuant to a proprietary Index methodology, with a bias placed on renewable energy companies. The Index may include companies in emerging market countries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 65.94%. On a net asset value (“NAV”) basis, the Fund returned 64.73%. During the same time period, the Index returned 64.67%. During the fiscal year, the Fund fully replicated the components of the Index.

For the fiscal year ended October 31, 2013, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and consumer discretionary sectors, respectively. Materials was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Tesla Motors, Inc., a consumer discretionary company in the United States (portfolio average weight of 2.32%) and SunPower Corp., an information technology company in France (portfolio average weight of 1.58%). Positions that detracted most significantly from the Fund’s return included KiOR, Inc., Class A, an energy company in the United States (portfolio average weight of 0.42%); and Abengoa SA, Class A, an industrials company in Spain (portfolio average weight of 1.32%; no longer held).

Sub-Industry (% of the Fund’s Net Assets) as of October 31, 2013
Semiconductors	14.7
Semiconductor Equipment	13.2
Independent Power Producers & Energy Traders	13.2
Electric Utilities	7.1
Building Products	6.8
Heavy Electrical Equipment	6.7
Electrical Components & Equipment	6.4
Industrial Machinery	4.2
Environmental & Facilities Services	2.9
Oil & Gas Refining & Marketing	2.4
Application Software	2.2
Construction & Engineering	2.2
Electronic Equipment & Instruments	2.2
Electronic Components	2.1
Automobile Manufacturers	2.1
Auto Parts & Equipment	1.9
Packaged Foods & Meats	1.6
Biotechnology	1.6
Diversified Chemicals	1.4
Oil & Gas Storage & Transportation	1.4
Coal & Consumable Fuels	0.9
Diversified Metals & Mining	0.7
Aerospace & Defense	0.6
Diversified Support Services	0.5
Homebuilding	0.5
Specialty Chemicals	0.4
Electronic Manufacturing Services	0.1
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Solarcity Corp.	2.3
Silver Spring Networks, Inc.	2.2
Hanergy Solar Group Ltd.	1.9
First Solar, Inc.	1.9
A.O. Smith Corp.	1.9
SunPower Corp.	1.9
Acuity Brands, Inc.	1.8
Rec Silicon ASA	1.8
SMA Solar Technology AG	1.8
Seoul Semiconductor Co. Ltd.	1.8
Total	19.3

20

PowerShares Global Clean Energy Portfolio (PBD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
WilderHill New Energy Global Innovation Index	64.67%	(3.32)%	(9.63)%	1.39%	7.12%	(9.28)%	(46.26)%
Fund
NAV Return	64.73	(3.37)	(9.78)	0.60	3.05	(10.21)	(49.71)
Market Price Return	65.94	(3.30)	(9.58)	0.30	1.49	(10.33)	(50.16)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	Average Annualized.

21

PSAU	Manager’s Analysis
PowerShares Global Gold and Precious Metals Portfolio (PSAU)

As an index fund, the PowerShares Global Gold and Precious Metals Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Gold and Precious Metals IndexSM (the “Index”). The Fund will invest at least 90% of its total assets in the securities of companies involved in the gold, silver and other precious metals mining industries that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Index rather than in ADRs and GDRs.

The NASDAQ OMX Group, Inc., the Index provider, calculates and maintains the Index, which is designed to measure the overall performance of the most liquid, globally traded securities of companies involved in gold, silver and other precious metals mining industry activities. In addition, each security, according to a recognized market data vendor, must have a minimum worldwide market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20% prior to inclusion in the Index. The Index may include securities in emerging market countries. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index. The Index can be comprised of common stocks, ordinary shares, depositary receipts, shares of beneficial interest or limited partnership interests and tracking stocks.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned (48.22)%. On a net asset value (“NAV”) basis, the Fund returned (47.10)%. During the same time period, the Index returned (46.53)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

For the fiscal year ended October 31, 2013, securities in Belgium contributed most significantly to the Fund’s return. Canada was the most detracting country, followed by Australia and the United States, respectively.

Positions that contributed most significantly to the Fund’s return included Lonmin PLC, a precious metals mining company in the United Kingdom (portfolio average weight of 0.94%) and Tahoe Resources, Inc., a security in Canada (portfolio average weight of 0.65%). Positions that detracted most significantly from the Fund’s return included Newcrest Mining Ltd., a security in Australia (portfolio average weight of 5.82%); and Newmont Mining Corp., a security in the United States (portfolio average weight of 7.83%).

Sub-Industry (% of the Fund’s Net Assets) as of October 31, 2013
Gold	76.2
Precious Metals & Minerals	23.8
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Barrick Gold Corp.	8.9
Newmont Mining Corp.	7.9
Goldcorp, Inc.	7.8
Silver Wheaton Corp.	4.8
Newcrest Mining Ltd.	4.5
Randgold Resources Ltd.	4.2
Impala Platinum Holdings Ltd.	4.0
Franco-Nevada Corp.	4.0
Yamana Gold, Inc.	4.0
AngloGold Ashanti Ltd.	3.6
Total	53.7

22

PowerShares Global Gold and Precious Metals Portfolio (PSAU) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
NASDAQ OMX Global Gold and Precious Metals IndexSM	(46.53)%	(20.88)%	(50.48)%	6.87%	39.41%	(3.03)%	(14.56)%
Fund
NAV Return	(47.10)	(21.66)	(51.92)	6.34	36.00	(3.74)	(17.70)
Market Price Return	(48.22)	(21.87)	(52.30)	5.96	33.59	(3.90)	(18.41)

Fund Inception: September 18, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	Average Annualized.

23

PIO	Manager’s Analysis
PowerShares Global Water Portfolio (PIO)

As an index fund, the PowerShares Global Water Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Global Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies listed on a global exchange that create products designed to conserve and purify water for homes, businesses and industries that comprise the Index, as well as American depositary receipts and global depositary receipts that are based on the securities in the Index.

The Index was created by, and is a trademark of, the NASDAQ OMX Group, Inc., the Index provider. A security must have a worldwide market capitalization of $50 million to be included in the Index. The Index may include companies in emerging market countries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 31.84%. On a net asset value (“NAV”) basis, the Fund returned 30.91%. During the same time period, the Blended—NASDAQ OMX Global Water Index returned 32.28%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as trading slippage in thinly traded securities during rebalance periods.

For the fiscal year ended October 31, 2013, the industrials sector contributed most significantly to the Fund’s return, followed by the utilities and health care sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Veolia Environment, a utilities sector company in France (portfolio average weight 8.39%) and Flowserve Corp., an industrials sector company in the United States (portfolio average weight of 8.21%). Positions that detracted most significantly from the Fund’s return included Cia de Saneamento Basico do Estado de Sao Paulo, a utilities sector company in Brazil (portfolio average weight of 4.38%); and Kurita Water Industries Ltd., an industrials sector company in Japan (portfolio average weight of 3.87%).

Sector (% of the Fund’s Net Assets) as of October 31, 2013
Industrials	46.5
Utilities	45.7
Health Care	3.6
Information Technology	3.2
Materials	1.0
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Flowserve Corp.	8.8
Severn Trent PLC	8.1
Veolia Environnement	7.9
Pentair Ltd.	7.9
Roper Industries, Inc.	7.2
Xylem, Inc.	4.9
Cia de Saneamento Basico do Estado de Sao Paulo	4.6
Geberit AG	4.3
Suez Environnement Co.	4.1
Pall Corp.	3.8
Total	61.6

24

PowerShares Global Water Portfolio (PIO) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended—NASDAQ OMX Global Water Index††	32.28%	7.05%	22.69%	13.94%	92.05%	0.01%	0.07%
Fund
NAV Return	30.91	7.30	23.53	14.02	92.75	(0.55)	(3.43)
Market Price Return	31.84	7.36	23.75	14.45	96.38	(0.82)	(5.13)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns.

An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	The Blended—NASDAQ OMX Global Water Index performance is comprised of the performance of Palisades Global Water Index, the Fund’s previous underlying index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2013.

†††	Average Annualized.

25

PMNA	Manager’s Analysis
PowerShares MENA Frontier Countries Portfolio (PMNA)

As an index fund, the PowerShares MENA Frontier Countries Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the NASDAQ OMX Middle East North Africa IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that are domiciled in or principally traded in a Middle East or North African (“MENA”) frontier country and that comprise the Index, as well as American depositary receipts and global depositary receipts that are based on the securities in the Index.

The NASDAQ OMX Group, Inc., the Index provider, maintains and calculates the Index, which is designed to measure the performance of the largest and most liquid securities of companies domiciled or principally traded in a frontier country in the MENA region. Frontier countries are countries that have smaller economies or less developed capital markets than traditional emerging markets. MENA frontier countries currently include Bahrain, Egypt, Jordan, Kuwait, Lebanon, Morocco, Oman, Qatar, Saudi Arabia, Tunisia and the United Arab Emirates. However, markets that have severe foreign investment restrictions or capital repatriation restrictions are excluded from the Index’s eligible universe of MENA frontier countries. Currently, Saudi Arabia and Tunisia are excluded from the Index’s eligible universe. The countries that comprise MENA frontier countries may change from time to time, but the countries will continue to be domiciled or principally traded in the MENA region. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 12.97%. On a net asset value (“NAV”) basis, the Fund returned 11.29%. During the same time period, the Index returned 15.53%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs and slippage around quarterly rebalances during the period.

During this same time period, the MSCI Frontier Markets Index (the “Benchmark Index”) returned 25.61%. The Benchmark Index is an unmanaged index weighted by market capitalization size, sector and style based on the average performance of approximately 142 securities. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of a benchmark with similar exposure. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the MENA frontier market. The Fund provided this new comparative Benchmark Index to replace the MSCI Emerging Markets IndexSM because it is a better representation of the MENA frontier market.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a market capitalization weighting and stock selection methodology whereas the Benchmark Index selects and weights stocks based on a modified market capitalization methodology. Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the consumer staples sector during the fiscal year ended October 31, 2013. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the stocks that underperformed in the financials and industrials sector.

For the fiscal year ended October 31, 2013, the energy sector contributed most significantly to the Fund’s return, followed by the utilities and consumer discretionary sectors, respectively. Financials was the largest detracting sector.

Positions that contributed most significantly to the Fund’s return included Citadel Capital SAE, a financials sector company in Egypt (portfolio average weight of 2.62%) and Emaar Properties PJSC, a financials sector company in the United Arab Emirates (portfolio average weight of 6.15%). Positions that detracted most significantly from the Fund’s return included Orascom Construction Industries, an industrials sector company in Egypt (portfolio average weight of 4.95%; no longer held); and Union Land Development, a financials sector company in Jordan (portfolio average weight of 1.77%; no longer held).

Sector (% of the Fund’s Net Assets) as of October 31, 2013
Financials	65.2
Telecommunication Services	22.0
Industrials	8.0
Utilities	2.5
Energy	1.6
Materials	0.8
Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Mobile Telecommunications Co. KSC	8.2
Emaar Properties PJSC	8.0
National Bank of Kuwait SAK	7.6
Commercial International Bank Egypt SAE	7.5
National Bank of Abu Dhabi PJSC	6.9
Global Telecom Holding	3.9
Masraf Al Rayan	3.8
Ooredoo QSC	3.8
Kuwait Finance House KSC	3.3
Aldar Properties PJSC	3.1
Total	56.1

26

PowerShares MENA Frontier Countries Portfolio (PMNA) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	5 Years Avg. Ann.††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.††	Cumulative
NASDAQ OMX Middle East North Africa IndexSM-NR	15.53%	1.31%	3.99%	0.40%	2.03%	(8.52)%	(37.68)%
MSCI Frontier Markets Index	25.61	3.59	11.15	3.11	16.55	(6.53)	(30.12)
MSCI Emerging Markets IndexSM	6.53	0.30	0.89	15.39	104.60	2.45	13.69
Fund
NAV Return	11.29	(1.32)	(3.90)	(2.25)	(10.75)	(10.91)	(45.87)
Market Price Return	12.97	(1.67)	(4.94)	(2.58)	(12.26)	(10.90)	(45.82)

Fund Inception: July 9, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.70% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

NR—Net Return

27

IDHQ	Manager’s Analysis
PowerShares S&P International Developed High Quality Portfolio (IDHQ)

As an index fund, the PowerShares S&P International Developed High Quality Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Developed High Quality Rankings Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Index is comprised of securities selected to provide exposure to the constituents of the S&P Developed ex United States BMI Index that are identified by S&P Financial Services LLC, the Index provider, as high quality stocks based on historical records of earnings and dividends.

Historically, the Index has been composed of securities with an adjusted market capitalization of $500 million and that are domiciled in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 19.34%. On a net asset value (“NAV”) basis, the Fund returned 20.44%. During the same time period, the Blended—S&P International Developed High Quality Rankings Index returned 21.44%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs around rebalances during the period.

During this same time period, the MSCI EAFE® Index (the “Benchmark Index”) returned 26.88%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 910 securities. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of a broad international market capitalization weighted benchmark. The main reason for underperformance of the Fund relative to the Benchmark Index was due to the stocks that underperformed primarily in the industrials sector and in Japan.

For the fiscal year ended October 31, 2013, securities in Japan contributed most significantly to the Fund’s return, followed by the United Kingdom and Canada, respectively. Securities in the Netherlands detracted most from the Fund’s return, followed by Singapore.

Positions that contributed most significantly to the Fund’s return included Coway Co. Ltd., a pollution control equipment maker from South Korea (portfolio average weight of 0.67%) and Japan Exchange Group, Inc., a securities exchange holding company from Japan (portfolio average weight of 0.27%). Positions that detracted most significantly from the Fund’s return included Saipem SpA, an oil and gas services company in Italy (portfolio average weight of 0.51%); and Royal Imtech NV, an engineering services company in the Netherlands (portfolio average weight of 0.28%).

Sector (% of the Fund’s Net Assets) as of October 31, 2013
Consumer Discretionary	21.8
Industrials	21.1
Consumer Staples	17.2
Health Care	11.9
Financials	8.7
Materials	6.6
Utilities	4.1
Energy	3.8
Information Technology	3.3
Telecommunication Services	1.5
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Industria de Diseno Textil SA (Inditex)	0.7
Red Electrica Corporacion SA	0.7
Saipem SpA	0.7
Abengoa SA, Class B	0.7
Intertek Group PLC	0.7
Coway Co. Ltd.	0.7
Totetsu Kogyo Co. Ltd.	0.6
Tesco PLC	0.6
Commonwealth Bank of Australia	0.6
Reckitt Benckiser Group PLC	0.6
Total	6.6

28

PowerShares S&P International Developed High Quality Portfolio (IDHQ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.†††	3 Years Cumulative	5 Years Avg. Ann.†††	5 Years Cumulative	Fund Inception†
Index						Avg. Ann.†††	Cumulative
Blended—S&P International Developed High Quality Rankings Index††	21.44%	8.20%	26.67%	15.34%	104.10%	(0.38)%	(2.41)%
MSCI EAFE® Index	26.88	8.38	27.32	11.99	76.19	0.37	2.38
Fund
NAV Return	20.44	7.20	23.18	13.88	91.57	(1.72)	(10.46)
Market Price Return	19.34	7.34	23.68	13.99	92.49	(1.94)	(11.75)

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns.

An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended—S&P International Developed High Quality Rankings Index performance is comprised of the performance of QSG Developed International Opportunities Index, the Fund’s previous underlying index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2013.

†††	Average Annualized.

29

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2013.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA Developed Markets Momentum Portfolio (PIZ)
Actual	$1,000.00	$1,168.04	0.81%	$4.43
Hypothetical (5% return before expenses)	1,000.00	1,021.12	0.81	4.13
PowerShares DWA Emerging Markets Momentum Portfolio (PIE)
Actual	1,000.00	906.47	0.91	4.37
Hypothetical (5% return before expenses)	1,000.00	1,020.62	0.91	4.63
PowerShares Emerging Markets Infrastructure Portfolio (PXR)
Actual	1,000.00	956.29	0.76	3.75
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.76	3.87
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)
Actual	1,000.00	1,006.84	0.50	2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)
Actual	1,000.00	1,122.21	0.45	2.41
Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)
Actual	1,000.00	1,097.10	0.51	2.70
Hypothetical (5% return before expenses)	1,000.00	1,022.63	0.51	2.60

30

Fees and Expenses (continued)

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)
Actual	$1,000.00	$1,004.28	0.50%	$2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares Global Agriculture Portfolio (PAGG)
Actual	1,000.00	944.45	0.76	3.72
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.76	3.87
PowerShares Global Clean Energy Portfolio (PBD)
Actual	1,000.00	1,314.15	0.77	4.49
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.77	3.92
PowerShares Global Gold and Precious Metals Portfolio (PSAU)
Actual	1,000.00	861.95	0.77	3.61
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.77	3.92
PowerShares Global Water Portfolio (PIO)
Actual	1,000.00	1,139.19	0.76	4.10
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.76	3.87
PowerShares MENA Frontier Countries Portfolio (PMNA)
Actual	1,000.00	1,089.88	0.72	3.79
Hypothetical (5% return before expenses)	1,000.00	1,021.58	0.72	3.67
PowerShares S&P International Developed High Quality Portfolio (IDHQ)
Actual	1,000.00	1,056.28	0.46	2.38
Hypothetical (5% return before expenses)	1,000.00	1,022.89	0.46	2.35

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2013. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent half-year may differ from expenses ratios based on annualized data in the Financial Highlights.

31

Schedule of Investments

PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Australia—4.7%
164,789	Ansell Ltd.	$3,041,355
960,343	Challenger Ltd.	5,456,381
212,519	Crown Resorts Ltd.	3,395,001
197,714	Ramsay Health Care Ltd.	7,264,340
389,908	Seek Ltd.	4,796,211

		23,953,288

	Belgium—1.7%
46,799	Anheuser-Busch InBev NV	4,873,537
68,071	KBC Groep NV	3,715,580

		8,589,117

	Canada—4.7%
52,082	Dollarama, Inc.	4,475,801
85,836	Keyera Corp.(a)	5,078,469
96,275	Methanex Corp.	5,582,537
74,610	Open Text Corp.	5,481,726
103,881	Peyto Exploration & Development Corp.(a)	3,129,828

		23,748,361

	Denmark—4.6%
82,296	Coloplast A/S, Class B	5,373,147
34,528	Novo Nordisk A/S, Class B	5,752,307
98,824	Novozymes A/S, Class B	3,876,405
129,567	Topdanmark A/S(b)	3,533,055
178,618	Vestas Wind Systems A/S(b)	4,802,215

		23,337,129

	Finland—1.4%
36,818	Kone Oyj, Class B	3,251,010
77,002	Sampo Oyj, Class A	3,652,430

		6,903,440

	France—6.8%
867,040	Alcatel-Lucent(b)	3,320,511
44,370	Arkema SA	5,044,040
22,989	Dassault Systemes SA	2,797,503
27,480	Essilor International SA	2,955,100
34,328	Iliad SA	7,859,040
71,252	Safran SA	4,560,016
26,438	Wendel SA	3,694,883
25,894	Zodiac Aerospace	4,153,939

		34,385,032

	Germany—7.7%
38,126	Continental AG	6,994,764
78,285	ElringKlinger AG	3,338,659
159,895	Freenet AG	4,170,380
52,114	Fuchs Petrolub AG	3,550,240
15,085	Linde AG	2,870,101
35,109	MTU Aero Engines Holding AG	3,512,499
93,806	United Internet AG	3,711,099
17,914	Volkswagen AG (Preference Shares)	4,559,082
180,945	Wirecard AG	6,606,184

		39,313,008

	Hong Kong—2.7%
1,852,000	Galaxy Entertainment Group Ltd.(b)	13,818,846

Number of Shares		Value
	Common Stocks (continued)
	Ireland—0.6%
49,930	Kerry Group PLC, Class A	$3,201,551

	Japan—8.9%
860,300	ACOM Co. Ltd.(b)	3,358,423
145,600	Century Tokyo Leasing Corp.	4,600,550
76,300	Don Quijote Co. Ltd.	5,070,594
276,100	Fuji Heavy Industries Ltd.	7,516,697
702,000	IHI Corp.	2,962,267
193,900	Kakaku.com, Inc.	3,743,213
730,000	Mazda Motor Corp.(b)	3,273,876
24,198	Oriental Land Co. Ltd.	3,877,205
294,200	ORIX Corp.	5,055,766
62,000	Sumitomo Realty & Development Co. Ltd.	2,922,740
61,100	Sundrug Co. Ltd.	3,042,233

		45,423,564

	Macau—2.8%
4,365,000	SJM Holdings Ltd.	14,103,256

	Netherlands—1.3%
70,928	ASML Holding NV	6,742,145

	Norway—1.0%
84,612	Schibsted ASA	5,178,222

	Singapore—2.8%
6,155,000	Asiasons Capital Ltd.(b)	808,856
7,300,000	Ezion Holdings Ltd.	13,183,376

		13,992,232

	Spain—1.8%
89,782	Grifols SA	3,686,779
33,185	Industria de Diseno Textil SA (Inditex)	5,458,912

		9,145,691

	Sweden—4.9%
79,568	Assa Abloy AB, Class B	3,955,622
190,869	Elekta AB, Class B	2,819,801
233,148	Hexagon AB, Class B	7,011,320
108,956	Investment AB Kinnevik, Class B	4,020,784
269,488	Swedbank AB, Class A	7,038,034

		24,845,561

	Switzerland—8.2%
154,254	ABB Ltd.(b)	3,946,845
68,968	Compagnie Financiere Richemont SA	7,086,823
11,375	EMS-Chemie Holding AG	4,154,692
13,202	Flughafen Zuerich AG	7,333,229
13,788	Geberit AG	4,130,842
20,344	Schindler Holding AG	2,898,102
31,564	Sonova Holding AG	4,116,513
29,833	Swatch Group AG (The)	3,330,701
10,895	Syngenta AG	4,409,494

		41,407,241

	United Kingdom—30.3%
502,940	Ashtead Group PLC	5,292,557
368,861	Babcock International Group PLC	7,555,810
2,990,782	Booker Group PLC	7,212,296
537,507	BT Group PLC	3,255,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares DWA Developed Markets Momentum Portfolio (PIZ) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks (continued)
	United Kingdom (continued)
270,680	Compass Group PLC	$3,900,827
186,720	easyJet PLC	3,926,798
998,448	GKN PLC	5,901,512
339,459	Halma PLC	2,991,383
416,131	Hargreaves Lansdown PLC	7,955,823
184,102	IMI PLC	4,492,875
740,999	Inchcape PLC	7,571,516
82,332	Intertek Group PLC	4,407,393
2,208,907	ITV PLC	6,774,722
554,986	Kingfisher PLC	3,365,945
1,601,302	Legal & General Group PLC	5,564,650
308,212	Mondi PLC	5,516,236
62,604	Next PLC	5,476,563
1,169,897	Old Mutual PLC	3,826,780
179,398	Persimmon PLC(b)	3,645,996
177,986	Prudential PLC	3,657,333
260,503	Rightmove PLC	11,099,268
284,664	Rolls-Royce Holdings PLC	5,259,428
23,741,676	Rolls-Royce Holdings PLC (Preference Shares)(b)	38,143
70,074	SABMiller PLC	3,663,385
66,191	Spirax-Sarco Engineering PLC	3,103,075
1,093,224	Sports Direct International PLC(b)	12,294,625
2,473,515	Taylor Wimpey PLC	4,379,295
217,769	Travis Perkins PLC	6,493,549
147,119	Weir Group PLC (The)	5,329,953

		153,953,355

	United States—3.1%
412,315	Sky Deutschland AG(b)	4,075,140
111,305	Valeant Pharmaceuticals International, Inc.(b)	11,756,480

		15,831,620

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $448,027,094)-100.0%	507,872,659

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.2%
5,841,170	Invesco Liquid Assets Portfolio—Institutional Class (Cost $5,841,170)(c)(d)	5,841,170

	Total Investments (Cost $453,868,264)—101.2%	513,713,829
	Other assets less liabilities—(1.2)%	(5,902,812)

	Net Assets—100.0%	$507,811,017

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2013.
(b)	Non-income producing security.
(c)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Argentina—0.8%
110,011	Banco Macro SA ADR(a)	$2,850,385

	Belgium—1.1%
108,284	Cia de Bebidas das Americas ADR	4,028,165

	Brazil—1.3%
185,323	Ultrapar Participacoes SA ADR	4,935,151

	Chile—0.6%
24,254	Banco de Chile ADR	2,227,245

	China—14.5%
856,000	China Oilfield Services Ltd., H-Shares	2,395,857
1,980,500	China Railway Construction Corp. Ltd., H-Shares	2,171,307
3,940,000	China Railway Group Ltd., H-Shares	2,225,860
54,922	Ctrip.com International Ltd. ADR(a)	2,979,518
290,737	E-House China Holdings Ltd. ADR	2,695,132
1,582,500	Great Wall Motor Co. Ltd., H-Shares	9,297,357
1,108,000	Guangzhou Pharmaceutical Co. Ltd., H-Shares(a)	4,015,813
208,900	KongZhong Corp. ADR(a)	1,723,425
2,474,000	Lenovo Group Ltd.	2,648,532
61,239	NetEase, Inc. ADR	4,134,245
79,342	New Oriental Education & Technology Group, Inc. ADR(a)	2,079,554
1,701,985	Suntech Power Holdings Co. Ltd. ADR(a)	2,348,739
278,937	Trina Solar Ltd. ADR(a)	4,092,006
470,000	Tsingtao Brewery Co. Ltd., H-Shares	3,849,453
535,225	Yingli Green Energy Holding Co. Ltd. ADR(a)	3,211,350
1,199,000	Zhuzhou CSR Times Electric Co. Ltd., H-Shares	4,299,237

		54,167,385

	India—2.5%
67,697	Dr Reddy’s Laboratories Ltd. ADR	2,684,186
133,482	Tata Motors Ltd. ADR	4,180,656
104,722	WNS Holdings Ltd. ADR(a)	2,355,198

		9,220,040

	Indonesia—1.0%
5,009,500	PT Bank Mandiri Persero Tbk	3,821,841

	Malaysia—9.3%
1,712,800	Affin Holdings Bhd	2,312,284
1,088,800	AMMB Holdings Bhd	2,549,867
1,280,800	Axiata Group Bhd	2,788,451
2,591,900	BIMB Holdings Bhd	3,950,829
2,836,200	DRB-Hicom Bhd	2,282,945
478,700	Hong Leong Bank Bhd	2,166,290
2,157,200	KPJ Healthcare Bhd	4,170,088
337,600	Petronas Dagangan Bhd	3,273,775
300,100	Petronas Gas Bhd	2,331,908
6,906,600	TIME dotCom Bhd(a)	8,864,296

		34,690,733

	Mexico—8.8%
3,105,700	Alfa SAB de CV, Class A	8,534,000
1,239,800	Bolsa Mexicana de Valores SAB de CV	2,954,709
3,045,196	Cemex SAB de CV, Series CPO	3,246,835
2,001,852	Controladora Comercial Mexicana SAB de CV	8,195,747

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Mexico (continued)
234,100	Grupo Aeroportuario del Sureste SAB de CV, Class B	$2,795,856
641,600	Grupo Carso SAB de CV, Series A1	3,508,767
879,800	Mexichem SAB de CV	3,679,130

		32,915,044

	Panama—1.4%
34,183	Copa Holdings SA, Class A	5,111,726

	Philippines—3.8%
2,238,390	International Container Terminal Services, Inc.	5,387,469
3,006,080	Universal Robina Corp.	8,870,058

		14,257,527

	South Africa—14.0%
272,098	Aspen Pharmacare Holdings Ltd.	7,600,143
178,978	Assore Ltd.	7,334,064
172,417	Cashbuild Ltd.	2,697,187
1,206,172	Coronation Fund Managers Ltd.	9,873,118
905,396	EOH Holdings Ltd.	7,356,823
286,889	Invicta Holdings Ltd.	2,864,446
478,038	Mediclinic International Ltd.	3,614,370
1,000,682	Netcare Ltd.	2,492,329
121,938	Omnia Holdings Ltd.	2,525,654
321,354	Pioneer Foods Ltd.	2,730,007
403,853	PSG Group Ltd.	3,329,956

		52,418,097

	South Korea—12.1%
7,911	Amorepacific Group, Inc.	2,792,995
113,190	Cheil Worldwide, Inc.(a)	2,790,402
58,730	Dongbu Insurance Co. Ltd.	2,627,140
49,198	Global & Yuasa Battery Co. Ltd.	2,309,743
71,750	Grand Korea Leisure Co. Ltd.	2,617,700
58,678	Hotel Shilla Co. Ltd.	3,789,246
14,035	Hyundai Department Store Co. Ltd.	2,236,074
153,150	Hyundai Greenfood Co. Ltd.	2,440,005
49,615	Hyundai Motor Co. (Preference Shares)	5,612,821
207,470	LG Uplus Corp.(a)	2,376,395
1,582	Samsung Electronics Co. Ltd.	2,184,897
2,797	Samsung Electronics Co. Ltd. (Preference Shares)	2,700,097
24,246	Samyang Corp.	2,022,881
71,390	Seah Besteel Corp.	1,867,615
26,145	SK C&C Co. Ltd.	2,822,156
3,106	Young Poong Corp.	4,128,645

		45,318,812

	Taiwan—15.3%
443,491	Advanced Semiconductor Engineering, Inc. ADR	2,186,411
2,394,700	China Life Insurance Co. Ltd.	2,347,465
377,000	China Steel Chemical Corp.	2,258,446
3,648,000	E.Sun Financial Holding Co. Ltd.	2,439,905
1,434,000	Fubon Financial Holding Co. Ltd.	2,098,810
797,779	Himax Technologies, Inc. ADR	7,730,478
8,656,000	Inotera Memories, Inc.(a)	5,583,186

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares DWA Emerging Markets Momentum Portfolio (PIE) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
2,491,000	Inventec Co. Ltd.	$2,229,898
347,000	President Chain Store Corp.	2,527,545
1,646,000	Ruentex Development Co. Ltd.	3,445,566
117,357	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,160,542
2,021,000	Teco Electric and Machinery Co. Ltd.	2,156,550
2,309,000	Ton Yi Industrial Corp.	2,554,247
1,067,000	Uni-President Enterprises Corp.	2,033,799
726,000	Yulon Nissan Motor Co. Ltd.	9,563,199
2,015,000	Yungtay Engineering Co. Ltd.	5,932,623

		57,248,670

	Thailand—8.3%
12,567,700	AP Thailand PCL	2,200,609
3,166,700	Central Pattana PCL	4,883,586
7,360,100	Gunkul Engineering PCL	3,878,093
6,017,400	Krung Thai Bank PCL	3,924,601
23,221,900	Quality Houses PCL	2,268,099
5,756,300	Samart Corp. PCL	3,735,816
5,739,800	Toyo-Thai Corp. PCL	7,099,833
10,198,700	True Corp. PCL(a)	2,899,871

		30,890,508

	Turkey—3.8%
1,308,147	Aksa Akrilik Kimya Sanayii	5,423,664
960,585	Koza Anadolu Metal Madencilik Isletmeleri AS(a)	2,102,221
431,151	Tav Havalimanlari Holding AS	3,138,004
883,648	Turk Hava Yollari AO	3,468,504

		14,132,393

	United States—1.3%
358,830	Ford Otomotiv Sanayi AS	5,061,174

	Total Common Stocks and Other Equity Interests (Cost $334,721,355)	373,294,896

	Money Market Fund—0.1%
506,208	Premier Portfolio—Institutional Class(b) (Cost $506,208)	506,208

	Total Investments (Cost $335,227,563)—100.0%	373,801,104
	Other assets less liabilities—(0.0)%	(9,278)

	Net Assets—100.0%	$373,791,826

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Bahamas—0.6%
99,508	LSR Group OJSC GDR	$408,480

	Brazil—9.6%
102,678	Cia Siderurgica Nacional SA ADR(a)	568,836
121,301	Gerdau SA ADR	961,917
98,300	Iochpe-Maxion SA	1,210,982
276,500	Magnesita Refratarios SA	774,774
430,600	MMX Mineracao e Metalicos SA(b)	164,621
228,700	Paranapanema SA(b)	492,713
1,220,997	PT Vale Indonesia Tbk	268,083
129,785	Vale SA ADR	2,077,858
29,400	WEG SA	384,798

		6,904,582

	Chile—3.1%
478,611	Besalco SA	673,252
43,639	CAP SA	906,788
562,664	Salfacorp SA	642,943

		2,222,983

	China—20.7%
1,661,327	Angang Steel Co. Ltd., H-Shares(b)	1,007,118
750,187	Anhui Conch Cement Co. Ltd., H-Shares	2,617,365
1,786,050	BBMG Corp. H-Shares	1,280,843
601,000	China Communications Construction Co. Ltd., H-Shares	490,688
433,000	China Machinery Engineering Corp., H-Shares	296,000
2,000,999	China Molybdenum Co. Ltd., H-Shares	810,408
392,000	China National Building Material Co. Ltd., H-Shares	383,250
1,009,477	China Railway Construction Corp. Ltd., H-Shares	1,106,733
2,243,088	China Railway Group Ltd., H-Shares	1,267,208
519,104	Dongfang Electric Corp. Ltd., H-Shares	835,596
615,958	First Tractor Co. Ltd., H-Shares	440,137
397,414	Harbin Electric Co. Ltd., H-Shares	249,632
2,488,100	Hunan Non-Ferrous Metal Corp. Ltd., H-Shares(b)	689,976
813,516	Jiangxi Copper Co. Ltd., H-Shares	1,563,435
2,872,492	Lonking Holdings Ltd.(b)	585,387
1,465,000	Midas Holdings Ltd.	590,559
1,656,454	Shanghai Electric Group Co. Ltd., H-Shares	585,406

		14,799,741

	Cyprus—0.3%
11,362	Novolipetsk Steel OJSC GDR	193,836

	France—2.8%
29,672	Alstom SA	1,105,290
8,823	Areva SA(b)	209,670
209,324	Lafarge Malaysia Bhd	661,362

		1,976,322

	Germany—0.5%
178,636	PT Indocement Tunggal Prakarsa Tbk	331,204

	Hong Kong—0.4%
207,500	PT United Tractors Tbk	322,134

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	India—1.4%
30,061	Larsen & Toubro Ltd. GDR	$461,436
40,873	Mahindra & Mahindra Ltd. GDR	541,976

		1,003,412

	Indonesia—3.2%
1,955,131	PT Aneka Tambang (Persero) Tbk	277,508
394,237	PT Semen Indonesia (Persero) Tbk	501,867
6,173,000	PT Surya Semesta Internusa Tbk	438,093
1,009,500	PT Tower Bersama Infrastructure Tbk	510,459
3,277,500	PT Wijaya Karya Persero Tbk	558,244

		2,286,171

	Malaysia—6.4%
838,259	Dialog Group Bhd	730,526
961,784	Gamuda Bhd	1,484,333
551,207	IJM Corp. Bhd	1,013,136
234,182	Malaysia Marine and Heavy Engineering Holdings Bhd	287,945
433,700	Sunway BHD	383,459
917,980	Wct Holdings Bhd	712,729

		4,612,128

	Mexico—7.2%
153,162	Cemex SAB de CV ADR(b)	1,620,454
863,287	Empresas ICA SAB de CV(b)	1,645,653
61,800	Grupo Carso SAB de CV, Series A1	337,970
149,500	Promotora y Operadora de Infraestructura SAB de CV(b)	1,523,723

		5,127,800

	Philippines—1.1%
6,911,900	Metro Pacific Investments Corp.	780,608

	Russia—2.6%
70,437	Magnitogorsk Iron & Steel Works GDR	228,497
85,282	Mechel ADR(a)(b)	269,491
77,305	MMC Norilsk Nickel OJSC ADR	1,170,398
23,826	Severstal GDR	208,001

		1,876,387

	Singapore—0.6%
110,000	SembCorp Marine Ltd.	399,081

	South Africa—10.9%
56,906	African Rainbow Minerals Ltd.	1,093,530
20,468	Assore Ltd.	838,727
189,396	Aveng Ltd.(b)	558,411
591,379	Murray & Roberts Holdings Ltd.(b)	1,810,989
330,190	PPC Ltd.	1,047,777
95,585	Reunert Ltd.	673,504
100,876	Wilson Bayly Holmes-Ovcon Ltd.	1,774,341

		7,797,279

	Spain—0.5%
19,557	Leighton Holdings Ltd.	331,684

	Sweden—2.8%
72,844	Atlas Copco AB, Class A	2,023,992

	Switzerland—3.6%
92,452	ABB Ltd.	2,363,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares Emerging Markets Infrastructure Portfolio (PXR) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
851,851	PT Holcim Indonesia Tbk	$194,590

		2,557,663

	Taiwan—15.2%
1,353,583	Asia Cement Corp.	1,835,984
2,093,200	BES Engineering Corp.	641,222
1,632,907	China Steel Corp.	1,420,064
932,959	CTCI Corp.	1,632,230
2,041,360	Goldsun Development & Construction Co. Ltd.	844,212
93,000	King Slide Works Co. Ltd.	823,023
1,882,573	Taiwan Cement Corp.	2,739,325
1,099,076	Tung Ho Steel Enterprise Corp.	985,743

		10,921,803

	Turkey—1.6%
74,181	Cimsa Cimento Sanayi ve Tica AS	482,190
282,756	Tekfen Holding AS	684,093

		1,166,283

	United Kingdom—0.4%
172,391	Evraz PLC(b)	326,817

	United States—4.5%
24,413	Caterpillar, Inc.	2,035,068
15,176	Pall Corp.	1,221,971

		3,257,039

	Total Common Stocks and Other Equity Interests (Cost $78,511,889)	71,627,429

	Rights—0.0%
	Chile—0.0%
54,573	Salfacorp SA, expiring 12/08/13(b) (Cost $0)	0

	Money Market Fund—3.6%
2,538,581	Premier Portfolio—Institutional Class(c) (Cost $2,538,581)	2,538,581

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $81,050,470)—103.6%	74,166,010

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.9%
657,315	Invesco Liquid Assets Portfolio—Institutional Class (Cost $657,315)(c)(d)	657,315

	Total Investments (Cost $81,707,785)—104.5%	74,823,325
	Other assets less liabilities—(4.5)%	(3,208,712)

	Net Assets—100.0%	$71,614,613

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2013.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—48.2%
12,340	AGL Energy Ltd.	$182,759
27,286	Amcor Ltd.	280,089
67,803	AMP Ltd.	304,337
11,957	APA Group	68,615
112,555	Arrium Ltd.	147,619
22,742	Asciano Ltd.	125,337
2,800	ASX Ltd.	97,282
29,611	Aurizon Holdings Ltd.	134,312
60,018	Australia & New Zealand Banking Group Ltd.	1,923,264
9,488	Bank of Queensland Ltd.	108,535
12,706	Bendigo & Adelaide Bank Ltd.	131,148
65,548	BHP Billiton Ltd.	2,337,582
42,704	BlueScope Steel Ltd.(a)	201,788
25,065	Boral Ltd.	117,252
25,030	Brambles Ltd.	220,430
5,950	Caltex Australia Ltd.	104,405
45,653	CFS Retail Property Trust Group REIT	89,488
9,199	Coca-Cola Amatil Ltd.	112,372
29,861	Commonwealth Bank of Australia	2,151,305
7,054	Computershare Ltd.	71,741
6,496	Crown Resorts Ltd.	103,774
3,670	CSL Ltd.	241,534
40,457	CSR Ltd.	95,777
24,688	David Jones Ltd.	63,589
121,661	Dexus Property Group REIT	124,999
16,664	Downer EDI Ltd.	77,795
38,721	DUET Group	78,834
20,760	Echo Entertainment Group Ltd.	52,096
187,952	Fairfax Media Ltd.	107,679
104,492	Goodman Fielder Ltd.	75,201
24,323	Goodman Group REIT	116,545
34,533	GPT Group REIT	120,667
656,750	GPT Group-In Specie REIT(a)	0
44,761	Incitec Pivot Ltd.	112,748
42,321	Insurance Australia Group Ltd.	247,669
16,749	Lend Lease Group	180,809
12,371	Macquarie Group Ltd.	596,865
41,462	Metcash Ltd.	131,529
98,722	Mirvac Group REIT	162,664
64,059	National Australia Bank Ltd.	2,141,928
12,851	Newcrest Mining Ltd.	125,343
8,036	Orica Ltd.	160,336
29,487	Origin Energy Ltd.	408,509
13,895	OZ Minerals Ltd.	47,632
96,429	Qantas Airways Ltd.(a)	113,685
44,887	QBE Insurance Group Ltd.	629,085
10,023	Rio Tinto Ltd.	607,347
19,020	Santos Ltd.	273,227
10,559	Sims Metal Management Ltd.(a)	99,589
8,770	Sonic Healthcare Ltd.	134,039
82,482	Stockland REIT	313,206
55,577	Suncorp Group Ltd.	704,171
34,170	Sydney Airport	135,577
55,763	TABCORP Holdings Ltd.	190,097
49,022	Tatts Group Ltd.	145,763

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
141,082	Telstra Corp. Ltd.	$692,036
23,591	Toll Holdings Ltd.	128,899
21,629	Transurban Group	145,419
13,836	Treasury Wine Estates Ltd.	61,579
7,601	UGL Ltd.	53,048
22,922	Wesfarmers Ltd.	932,706
3,556	Wesfarmers Ltd.- PPS	145,604
51,526	Westfield Group REIT	527,935
48,401	Westfield Retail Trust REIT	141,625
62,953	Westpac Banking Corp.	2,044,142
10,330	Woodside Petroleum Ltd.	379,737
25,794	Woolworths Ltd.	852,454
4,295	WorleyParsons Ltd.	89,721

		24,024,873

	British Virgin Islands—0.1%
12,939	Orient Overseas International Ltd.	66,839

	China—0.5%
76,432	BOC Hong Kong (Holdings) Ltd.	249,415

	Hong Kong—13.0%
129,400	AIA Group Ltd.	656,760
25,662	Bank of East Asia Ltd. (The)	111,048
42,904	Cathay Pacific Airways Ltd.	85,110
28,673	Cheung Kong (Holdings) Ltd.	448,232
38,345	CLP Holdings Ltd.	308,618
166,279	Esprit Holdings Ltd.	305,404
52,000	First Pacific Co. Ltd.	59,156
15,799	Hang Lung Group Ltd.	83,549
38,427	Hang Lung Properties Ltd.	126,635
25,038	Henderson Land Development Co. Ltd.	148,393
52,596	Hong Kong & China Gas Co. Ltd.	122,924
6,600	Hong Kong Exchanges & Clearing Ltd.	106,410
29,000	Hongkong Land Holdings Ltd.	178,640
69,948	Hutchison Whampoa Ltd.	871,525
2,000	Jardine Cycle & Carriage Ltd.	59,096
4,041	Jardine Matheson Holdings Ltd.	220,194
3,500	Jardine Strategic Holdings Ltd.	118,615
16,890	Kerry Properties Ltd.	73,198
169,334	Li & Fung Ltd.	239,377
33,500	Link (The) REIT	168,946
24,194	MTR Corp. Ltd.	93,773
93,602	New World Development Co. Ltd.	129,663
300,049	Noble Group Ltd.	249,164
180,029	PCCW Ltd.	81,271
19,184	Power Assets Holdings Ltd.	159,845
63,684	Sino Land Co. Ltd.	89,369
33,888	Sun Hung Kai Properties Ltd.	444,086
23,520	Swire Pacific Ltd., Class A	271,663
22,200	Swire Properties Ltd.	60,131
28,236	Wharf Holdings Ltd. (The)	237,818
22,000	Wheelock & Co. Ltd.	112,369
26,736	Yue Yuen Industrial (Holdings) Ltd.	73,452

		6,494,434

	New Zealand—0.5%
18,933	Fletcher Building Ltd.	156,561

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	New Zealand (continued)
48,304	Telecom Corp. of New Zealand Ltd.	$93,962

		250,523

	Singapore—6.6%
51,000	CapitaLand Ltd.	128,286
43,000	CapitaMall Trust REIT	70,029
10,000	City Developments Ltd.	83,041
47,000	ComfortDelGro Corp. Ltd.	72,943
43,000	DBS Group Holdings Ltd.	580,336
168,000	Golden Agri-Resources Ltd.	81,267
29,000	Keppel Corp. Ltd.	253,678
50,000	Oversea-Chinese Banking Corp. Ltd.	419,237
23,000	SembCorp Industries Ltd.	98,650
10,000	Singapore Airlines Ltd.	84,089
43,000	Singapore Press Holdings Ltd.	147,338
25,000	Singapore Technologies Engineering Ltd.	85,057
173,000	Singapore Telecommunications Ltd.	527,222
27,000	United Overseas Bank Ltd.	453,646
66,000	Wilmar International Ltd.	184,109

		3,268,928

	South Korea—30.3%
7,230	BS Financial Group, Inc.	116,212
1,016	Cheil Industries, Inc.	86,203
585	CJ Corp.	61,216
1,128	Daelim Industrial Co. Ltd.	104,638
3,600	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	113,523
1,963	Dongbu Insurance Co. Ltd.	87,810
6,320	Dongkuk Steel Mill Co. Ltd.	88,477
687	Doosan Corp.	91,967
2,117	Doosan Heavy Industries & Construction Co. Ltd.	86,516
562	E-Mart Co. Ltd.	134,573
1,721	GS Engineering & Construction Corp.	58,083
2,688	GS Holdings	148,242
9,413	Hana Financial Group, Inc.	362,943
883	Hanjin Kal Corp.(a)	11,696
7,120	Hanjin Shipping Co. Ltd.(a)	52,020
4,129	Hankook Tire Worldwide Co. Ltd.	101,790
2,467	Hanwha Corp.	93,377
1,761	Hyosung Corp.	118,866
1,610	Hyundai Engineering & Construction Co. Ltd.	92,434
2,086	Hyundai Heavy Industries Co. Ltd.	498,516
2,650	Hyundai Marine & Fire Insurance Co. Ltd.	75,821
954	Hyundai Mobis	269,359
4,779	Hyundai Motor Co.	1,139,842
2,014	Hyundai Steel Co.	166,132
8,050	Industrial Bank of Korea	92,965
13,768	KB Financial Group, Inc.	545,139
5,977	Kia Motors Corp.	347,661
13,900	Korea Electric Power Corp.(a)	371,497
1,492	Korea Gas Corp.	89,879
1,649	Korean Air Lines Co. Ltd.(a)	52,933
4,690	KT Corp.	154,970
2,890	KT&G Corp.	211,148
958	LG Chem Ltd.	270,489
5,947	LG Corp.	351,522

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
10,470	LG Display Co. Ltd.(a)	$246,266
6,988	LG Electronics, Inc.	447,970
2,788	LG International Corp.	78,324
12,540	LG Uplus Corp.(a)	143,635
366	Lotte Chemical Corp.	75,046
349	Lotte Shopping Co. Ltd.	132,428
951	LS Corp.	71,095
529	OCI Co. Ltd.	95,751
3,391	POSCO	1,011,786
3,768	Samsung C&T Corp.	223,789
1,037	Samsung Electro-Mechanics Co. Ltd.	79,675
1,661	Samsung Electronics Co. Ltd.	2,294,004
1,011	Samsung Fire & Marine Insurance Co. Ltd.	236,369
4,530	Samsung Heavy Industries Co. Ltd.	166,338
2,581	Samsung Life Insurance Co. Ltd.	254,268
766	Samsung SDI Co. Ltd.	127,817
16,209	Shinhan Financial Group Co. Ltd.	708,260
397	Shinsegae Co. Ltd.	100,116
884	SK C&C Co. Ltd.	95,421
2,702	SK Holdings Co. Ltd.	490,346
9,010	SK Hynix, Inc.(a)	271,383
2,620	SK Innovation Co. Ltd.	368,023
1,858	SK Telecom Co. Ltd.	397,611
1,742	S-Oil Corp.	127,273
20,250	Woori Finance Holdings Co. Ltd.	240,537

		15,131,990

	Spain—0.2%
5,248	Leighton Holdings Ltd.	89,006

	United Kingdom—0.6%
17,660	Hang Seng Bank Ltd.	293,838

	Total Common Stocks and Other Equity Interests (Cost $44,398,925)	49,869,846

	Rights—0.0%
	Hong Kong—0.0%
1,170	New World Development Co. Ltd., expiring 12/31/14(a) (Cost $0)	0

	Money Market Fund—0.0%
2,952	Premier Portfolio—Institutional Class(b) (Cost $2,952)	2,952

	Total Investments (Cost $44,401,877)—100.0%	49,872,798
	Other assets less liabilities—(0.0)%	(11,486)

	Net Assets—100.0%	$49,861,312

Investment Abbreviations:

PPS—Price Protected Shares

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—4.9%
16,981	AGL Energy Ltd.	$251,494
36,871	Amcor Ltd.	378,479
91,271	AMP Ltd.	409,674
15,757	APA Group	90,422
157,599	Arrium Ltd.	206,695
31,828	Asciano Ltd.	175,412
3,221	ASX Ltd.	111,909
39,019	Aurizon Holdings Ltd.	176,986
78,233	Australia & New Zealand Banking Group Ltd.	2,506,960
12,497	Bank of Queensland Ltd.	142,955
17,327	Bendigo & Adelaide Bank Ltd.	178,845
86,258	BHP Billiton Ltd.	3,076,145
58,206	BlueScope Steel Ltd.(a)	275,040
34,254	Boral Ltd.	160,238
34,979	Brambles Ltd.	308,047
7,760	Caltex Australia Ltd.	136,165
61,489	CFS Retail Property Trust Group REIT	120,530
12,688	Coca-Cola Amatil Ltd.	154,992
39,399	Commonwealth Bank of Australia	2,838,460
9,298	Computershare Ltd.	94,563
8,557	Crown Resorts Ltd.	136,698
5,008	CSL Ltd.	329,592
55,024	CSR Ltd.	130,262
32,524	David Jones Ltd.	83,772
164,840	Dexus Property Group REIT	169,363
21,959	Downer EDI Ltd.	102,515
50,285	DUET Group	102,377
27,350	Echo Entertainment Group Ltd.	68,633
247,630	Fairfax Media Ltd.	141,868
151,287	Goodman Fielder Ltd.	108,879
31,725	Goodman Group REIT	152,012
45,291	GPT Group REIT	158,258
231,466	GPT Group-In Specie REIT(a)	0
58,377	Incitec Pivot Ltd.	147,045
57,562	Insurance Australia Group Ltd.	336,862
23,107	Lend Lease Group	249,445
16,521	Macquarie Group Ltd.	797,090
54,425	Metcash Ltd.	172,651
136,170	Mirvac Group REIT	224,366
84,482	National Australia Bank Ltd.	2,824,808
17,651	Newcrest Mining Ltd.	172,161
11,049	Orica Ltd.	220,452
39,713	Origin Energy Ltd.	550,179
18,309	OZ Minerals Ltd.	62,763
126,572	Qantas Airways Ltd.(a)	149,222
59,807	QBE Insurance Group Ltd.	838,187
13,366	Rio Tinto Ltd.	809,917
25,916	Santos Ltd.	372,289
13,913	Sims Metal Management Ltd.(a)	131,222
11,552	Sonic Healthcare Ltd.	176,558
111,406	Stockland REIT	423,039
73,833	Suncorp Group Ltd.	935,478
46,547	Sydney Airport	184,685
76,628	TABCORP Holdings Ltd.	261,226
66,635	Tatts Group Ltd.	198,134
187,456	Telstra Corp. Ltd.	919,509

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
31,039	Toll Holdings Ltd.	$169,594
28,375	Transurban Group	190,775
18,230	Treasury Wine Estates Ltd.	81,136
10,012	UGL Ltd.	69,874
30,511	Wesfarmers Ltd.	1,241,506
4,692	Wesfarmers Ltd.- PPS	192,119
68,708	Westfield Group REIT	703,982
63,513	Westfield Retail Trust REIT	185,844
82,657	Westpac Banking Corp.	2,683,948
13,894	Woodside Petroleum Ltd.	510,752
34,364	Woolworths Ltd.	1,135,681
5,660	WorleyParsons Ltd.	118,236

		31,918,975

	Austria—0.3%
1,395	Andritz AG	86,044
20,085	Erste Group Bank AG	709,262
6,221	Immoeast AG(a)	0
41,848	Immofinanz AG(a)	183,478
6,279	OMV AG	300,008
3,770	Raiffeisen Bank International AG	138,742
17,216	Telekom Austria AG	141,999
1,891	Vienna Insurance Group AG Wiener Versicherung Gruppe	100,326
7,254	Voestalpine AG	343,043

		2,002,902

	Bahamas—0.0%
9,039	Vedanta Resources PLC	154,370

	Belgium—0.8%
16,062	Ageas	684,458
12,546	Anheuser-Busch InBev NV	1,306,511
3,561	Bekaert SA NV	149,616
10,347	Belgacom SA	283,656
2,034	Colruyt SA	113,913
13,200	Delhaize Group SA	844,600
2,336	D’ieteren SA	110,359
2,923	Groupe Bruxelles Lambert SA	261,358
12,557	KBC Groep NV	685,410
2,310	Solvay SA	362,093
3,161	UCB SA	208,079
5,184	Umicore SA	247,619

		5,257,672

	Bermuda—0.0%
8,622	Daily Mail & General Trust PLC, Class A	112,756

	British Virgin Islands—0.0%
15,164	Orient Overseas International Ltd.	78,333

	Canada—5.9%
2,767	Agnico-Eagle Mines Ltd.	82,146
3,274	Agrium, Inc.	279,413
6,101	Aimia, Inc.	107,821
3,575	Alimentation Couche Tard, Inc., Class B	242,093
2,772	AltaGas Ltd.	102,603
9,255	ARC Resources Ltd.	245,652

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
3,096	ATCO Ltd., Class I	$143,660
22,618	Bank of Montreal(b)	1,575,029
30,760	Bank of Nova Scotia	1,869,757
31,555	Barrick Gold Corp.	613,641
3,329	Baytex Energy Corp.(b)	138,925
13,216	BCE, Inc.	574,972
51,492	Blackberry Ltd.(a)(b)	406,366
2,816	Bombardier, Inc., Class A	12,880
80,092	Bombardier, Inc., Class B	364,037
10,739	Bonavista Energy Corp.(b)	123,882
20,190	Brookfield Asset Management, Inc., Class A(b)	799,198
9,485	Cameco Corp.	179,995
13,144	Canadian Imperial Bank of Commerce	1,117,968
5,957	Canadian National Railway Co.	654,336
32,038	Canadian Natural Resources Ltd.	1,016,577
27,369	Canadian Oil Sands Ltd.	533,287
2,050	Canadian Pacific Railway Ltd.	292,978
3,662	Canadian Tire Corp. Ltd., Class A	339,846
4,034	Canadian Utilities Ltd., Class A	148,193
16,279	Celestica, Inc.(a)	178,736
22,600	Cenovus Energy, Inc.	671,379
4,892	CGI Group, Inc., Class A(a)	164,091
4,316	CI Financial Corp.	143,529
7,199	Crescent Point Energy Corp.	279,511
3,800	Emera, Inc.	112,012
13,217	Enbridge, Inc.	572,861
68,892	Encana Corp.	1,234,025
19,345	Enerplus Corp.(b)	333,717
860	Fairfax Financial Holdings Ltd.	375,222
5,639	Finning International, Inc.	129,991
8,727	First Quantum Minerals Ltd.	165,527
6,350	Fortis, Inc.	197,469
2,287	George Weston Ltd.	186,276
17,341	Goldcorp, Inc.	441,652
12,596	Great-West Lifeco, Inc.(b)	389,530
12,424	Husky Energy, Inc.	353,116
15,137	IAMGOLD Corp.	77,365
3,337	IGM Financial, Inc.	160,762
4,064	Industrial Alliance Insurance & Financial Services, Inc.	182,224
3,143	Intact Financial Corp.	195,991
43,454	Kinross Gold Corp.	220,843
16,057	Lightstream Resources Ltd.(b)	103,161
5,597	Loblaw Cos. Ltd.(b)	255,953
9,782	Magna International, Inc.	828,354
92,016	Manulife Financial Corp.	1,629,703
2,541	Methanex Corp.	147,341
3,588	Metro, Inc.	224,429
5,210	National Bank of Canada	452,031
3,747	Onex Corp.	197,941
4,700	Pembina Pipeline Corp.	154,180
61,490	Pengrowth Energy Corp.(b)	395,055
60,785	Penn West Petroleum Ltd.	678,465
11,307	Potash Corp. of Saskatchewan, Inc.	351,294
18,979	Power Corp. of Canada	559,078
12,989	Power Financial Corp.	427,341

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
13,893	Precision Drilling Corp.	$146,943
4,732	Quebecor, Inc., Class B	116,978
3,663	RioCan REIT	89,393
6,991	Rogers Communications, Inc., Class B	317,221
41,649	Royal Bank of Canada	2,796,436
2,400	Saputo, Inc.	118,729
11,362	Shaw Communications, Inc., Class B	271,725
24,134	Sherritt International Corp.	82,618
7,427	Shoppers Drug Mart Corp.	433,862
3,970	SNC-Lavalin Group, Inc.	166,779
29,439	Sun Life Financial, Inc.	991,416
47,694	Suncor Energy, Inc.	1,732,872
45,690	Talisman Energy, Inc.	569,564
19,142	Teck Resources Ltd., Class B	512,118
5,089	TELUS Corp.	177,726
14,147	Thomson Reuters Corp.	531,505
2,243	Tim Hortons, Inc.	133,868
25,713	Toronto-Dominion Bank (The)	2,358,145
15,666	TransAlta Corp.	210,763
21,100	TransCanada Corp.	950,749
7,648	Veresen, Inc.	94,605
2,033	Vermilion Energy, Inc.	111,724
13,690	Yamana Gold, Inc.	135,738

		38,186,887

	China—0.1%
97,242	BOC Hong Kong (Holdings) Ltd.	317,323

	Colombia—0.0%
4,223	Pacific Rubiales Energy Corp.	87,347

	Denmark—0.8%
41	A.P. Moeller—Maersk A/S, Class A	370,971
91	A.P. Moeller—Maersk A/S, Class B	881,595
3,335	Carlsberg A/S, Class B	333,424
43,599	Danske Bank A/S(a)	1,019,595
5,498	DSV A/S	161,044
1,836	FLSmidth & Co. A/S	91,863
3,422	Jyske Bank A/S(a)	193,422
3,321	Novo Nordisk A/S, Class B	553,273
32,908	TDC A/S	297,514
35,720	Vestas Wind Systems A/S(a)	960,346

		4,863,047

	Finland—1.4%
6,697	Caverion Corp.(a)	52,442
7,901	Elisa Oyj	197,964
26,171	Fortum Oyj	583,503
4,711	Kesko Oyj, Class B	156,785
2,543	Kone Oyj, Class B	224,546
6,708	Metso Oyj	264,466
12,478	Neste Oil Oyj	247,842
614,225	Nokia Oyj(a)	4,651,164
3,028	Nokian Renkaat Oyj	153,424
6,640	Pohjola Bank PLC, Class A	121,143
16,087	Sampo Oyj, Class A	763,053
44,039	Stora Enso Oyj, Class R	410,116
49,375	UPM-Kymmene Oyj	786,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Finland (continued)
4,974	Wartsila Oyj Abp	$220,919
6,697	YIT Oyj	87,040

		8,920,444

	France—11.2%
8,680	Accor SA	389,592
1,314	Aeroports de Paris	140,588
32,401	Air France-KLM(a)	339,619
8,607	Air Liquide SA	1,173,631
387,554	Alcatel-Lucent(a)	1,484,219
10,898	Alstom SA	405,954
1,727	Arkema SA	196,328
1,505	Atos	128,655
160,621	AXA SA	4,017,900
69,673	BNP Paribas SA	5,166,050
22,155	Bouygues SA	867,146
7,425	Cap Gemini	489,068
64,383	Carrefour SA	2,361,523
4,007	Casino Guichard Perrachon SA	451,653
1,878	Christian Dior SA	357,439
33,000	Cie de Saint-Gobain	1,738,235
8,717	Cie Generale de Geophysique-Veritas(a)	192,041
8,785	Cie Generale des Etablissements Michelin	919,865
7,762	CNP Assurances(b)	137,182
112,459	Credit Agricole SA(a)	1,360,244
14,912	DANONE SA	1,107,303
2,828	Edenred	96,213
31,506	EDF SA	1,106,789
4,876	Eiffage SA	289,849
2,548	Essilor International SA	274,003
1,856	Eurazeo	140,620
11,020	European Aeronautic Defence & Space Co. NV	758,223
2,955	Eutelsat Communications SA	93,784
6,800	Faurecia(a)	199,129
1,327	Fonciere des Regions REIT	113,962
142,509	GDF Suez	3,553,207
282	Groupe FNAC SA(a)	7,898
1,281	ICADE REIT	118,197
2,200	Kering	500,527
2,873	Klepierre REIT	129,205
11,262	Lafarge SA	780,538
8,635	Lagardere SCA	314,495
6,180	Legrand SA	351,443
3,903	L’Oreal SA	669,368
5,039	LVMH Moet Hennessy Louis Vuitton SA	971,403
62,940	Natixis	339,872
2,166	Neopost SA	164,195
3,040	Nexans SA(b)	135,972
325,741	Orange SA	4,477,159
3,683	Pernod-Ricard SA	443,123
121,643	Peugeot SA(a)	1,605,116
3,380	Publicis Groupe SA	282,277
14,035	Renault SA	1,230,888
6,262	Rexel SA	157,068
5,248	Safran SA	335,864
41,355	Sanofi	4,415,683

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
16,932	Schneider Electric SA	$1,428,331
8,781	SCOR SE	310,800
59,016	Societe Generale SA	3,355,311
3,078	Sodexo	299,153
24,435	Suez Environnement Co.	427,035
26,614	Technicolor SA(a)	144,365
2,918	Technip SA	306,055
6,340	Thales SA	389,589
165,838	Total SA	10,205,294
2,528	Unibail-Rodamco SE REIT	663,305
5,111	Valeo SA	508,275
7,791	Vallourec SA	464,188
73,715	Veolia Environnement	1,264,719
30,857	Vinci SA	1,981,931
112,818	Vivendi SA	2,867,364
1,466	Wendel SA	204,883
856	Zodiac Aerospace	137,320

		72,438,223

	Germany—9.0%
5,104	Adidas AG	583,421
31,471	Allianz SE	5,301,037
3,391	Aurubis AG	214,183
36,840	BASF SE	3,837,933
23,097	Bayer AG	2,874,388
15,266	Bayerische Motoren Werke AG	1,733,799
1,756	Beiersdorf AG	167,850
2,108	Bilfinger Berger SE	234,338
1,739	Brenntag AG	295,048
10,842	Celesio AG	338,055
59,110	Commerzbank AG(a)	760,929
3,722	Continental AG	682,855
63,042	Daimler AG	5,180,043
69,903	Deutsche Bank AG	3,386,028
7,277	Deutsche Boerse AG	548,571
23,688	Deutsche Lufthansa AG(a)	459,387
55,289	Deutsche Post AG	1,873,496
330,409	Deutsche Telekom AG	5,210,613
234,836	E.ON SE	4,295,635
4,152	Freenet AG	108,292
4,967	Fresenius Medical Care AG & Co. KGaA	329,258
3,114	Fresenius SE & Co. KGaA	405,271
5,375	GEA Group AG	234,199
3,209	Hannover Rueckversicherung SE	257,788
7,662	HeidelbergCement AG	604,781
2,822	Henkel AG & Co. KGaA	261,228
3,840	Henkel AG & Co. KGaA (Preference Shares)	416,072
26,102	Infineon Technologies AG	252,977
7,023	K+S AG	179,402
2,915	Lanxess AG	205,439
4,783	Linde AG	910,023
1,676	MAN SE	202,219
1,281	Merck KGaA	213,510
21,938	Metro AG	1,029,996
10,938	Muenchener Rueckversicherungs-Gesellschaft AG	2,288,524

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
3,313	Osram Licht AG(a)	$171,896
3,700	Porsche Automobil Holding SE (Preference Shares)	347,030
61,259	RWE AG	2,264,426
4,434	Salzgitter AG	195,760
11,741	SAP AG	923,554
10,388	Scania AB, Class B	208,690
33,212	Siemens AG	4,252,386
2,511	Symrise AG	106,576
46,705	ThyssenKrupp AG(a)	1,195,301
23,107	TUI AG(a)	307,197
45,902	TUI Travel PLC	283,923
1,504	Volkswagen AG	369,066
7,347	Volkswagen AG (Preference Shares)	1,869,799

		58,372,192

	Greece—0.2%
189,881	Alpha Bank AE(a)	170,890
24,840	Hellenic Telecommunications Organization SA(a)	313,723
29,430	National Bank of Greece SA(a)	166,042
31,405	OPAP SA	390,660
14,076	Public Power Corp. SA	209,734

		1,251,049

	Hong Kong—1.3%
171,800	AIA Group Ltd.	871,958
33,495	Bank of East Asia Ltd. (The)	144,944
53,085	Cathay Pacific Airways Ltd.	105,307
37,435	Cheung Kong (Holdings) Ltd.	585,205
52,710	CLP Holdings Ltd.	424,234
217,816	Esprit Holdings Ltd.	400,062
64,000	First Pacific Co. Ltd.	72,808
19,072	Hang Lung Group Ltd.	100,857
44,607	Hang Lung Properties Ltd.	147,001
32,849	Henderson Land Development Co. Ltd.	194,686
62,685	Hong Kong & China Gas Co. Ltd.	146,504
9,300	Hong Kong Exchanges & Clearing Ltd.	149,941
35,000	Hongkong Land Holdings Ltd.	215,600
94,856	Hutchison Whampoa Ltd.	1,181,869
3,000	Jardine Cycle & Carriage Ltd.	88,644
5,200	Jardine Matheson Holdings Ltd.	283,348
4,000	Jardine Strategic Holdings Ltd.	135,560
19,487	Kerry Properties Ltd.	84,452
225,962	Li & Fung Ltd.	319,428
47,000	Link (The) REIT	237,029
29,375	MTR Corp. Ltd.	113,854
121,928	New World Development Co. Ltd.	168,902
396,509	Noble Group Ltd.	329,265
238,320	PCCW Ltd.	107,586
23,054	Power Assets Holdings Ltd.	192,091
77,685	Sino Land Co. Ltd.	109,017
42,733	Sun Hung Kai Properties Ltd.	559,996
29,808	Swire Pacific Ltd., Class A	344,291
29,400	Swire Properties Ltd.	79,633
36,201	Wharf Holdings Ltd. (The)	304,903
26,000	Wheelock & Co. Ltd.	132,799

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
31,148	Yue Yuen Industrial (Holdings) Ltd.	$85,573

		8,417,347

	Ireland—0.3%
322,685	Bank of Ireland(a)	118,446
42,709	CRH PLC	1,039,325
2,742	DCC PLC	123,304
2,455	Kerry Group PLC, Class A	157,417
5,565	Shire PLC	245,960
10,337	Smurfit Kappa Group PLC	251,551

		1,936,003

	Israel—0.3%
40,577	Bank Hapoalim BM	218,039
67,944	Bank Leumi Le-Israel(a)	259,872
163,571	Bezeq Israeli Telecommunication Corp. Ltd.	285,435
12,253	Cellcom Israel Ltd.(a)	143,590
15,773	Israel Chemicals Ltd.	130,786
27,031	Teva Pharmaceutical Industries Ltd.	1,013,907

		2,051,629

	Italy—4.7%
301,118	A2A SpA	339,981
105,964	Assicurazioni Generali SpA	2,480,678
14,554	Atlantia SpA	319,546
1,383,862	Banca Monte dei Paschi di Siena SpA(a)(b)	438,357
33,557	Banca Popolare dell’emilia Romagna Scrl(a)	323,223
334,257	Banca Popolare di Milano Scarl(a)	224,439
265,821	Banco Popolare Societa Cooperativa Scarl(a)	529,788
8,583	Endesa SA(a)	249,241
58,520	Enel Green Power SpA	142,568
880,194	Enel SpA	3,889,025
215,361	Eni SpA	5,460,405
9,860	EXOR SpA	391,282
189,661	Fiat SpA(a)	1,492,917
78,654	Finmeccanica SpA(a)	577,957
66,070	Fondiaria-Sai SpA(a)	169,674
1,284,270	Intesa Sanpaolo SpA	3,196,860
131,298	Mediaset SpA(a)	659,020
36,711	Mediobanca SpA	335,635
9,222	Pirelli & C. SpA	130,137
8,188	Prysmian SpA	200,368
11,621	Saipem SpA	272,686
63,754	Snam SpA	329,013
1,997,063	Telecom Italia SpA	1,948,016
1,136,900	Telecom Italia SpA RSP	889,501
49,704	Terna-Rete Elettrica Nationale SpA	246,640
94,708	UBI Banca-Unione di Banche Italiane ScpA	656,653
547,712	UniCredit SpA	4,125,162
49,486	Unipol Gruppo Finanziario SpA	263,050
54,711	Unipol Gruppo Finanziario SpA (Preference Shares)	246,196

		30,528,018

	Japan—20.5%
19,000	77 Bank Ltd. (The)	93,925
66,900	Aeon Co. Ltd.	911,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
12,100	Aisin Seiki Co. Ltd.	$490,241
27,000	Ajinomoto Co., Inc.	377,851
3,100	Alfresa Holdings Corp.	169,361
17,400	Alps Electric Co. Ltd.(a)	152,168
17,000	Amada Co. Ltd.	145,897
59,000	ANA Holdings, Inc.(b)	123,280
77,000	Asahi Glass Co. Ltd.	474,824
15,600	Asahi Group Holdings Ltd.	421,364
82,000	Asahi Kasei Corp.	622,668
13,500	Astellas Pharma, Inc.	751,300
14,000	Bank of Kyoto Ltd. (The)	123,005
56,000	Bank of Yokohama Ltd. (The)	308,225
2,300	Benesse Holdings, Inc.	85,802
23,100	Bridgestone Corp.	789,935
14,600	Brother Industries Ltd.	165,331
48,400	Canon, Inc.	1,524,371
14,400	Casio Computer Co. Ltd.	137,527
8,800	Central Japan Railway Co.	1,139,130
71,700	Chubu Electric Power Co., Inc.	1,061,140
6,000	Chugoku Bank Ltd. (The)	86,291
27,000	Chugoku Electric Power Co., Inc. (The)	413,352
17,000	Citizen Holdings Co. Ltd.	120,773
62,000	Cosmo Oil Co. Ltd.(a)	109,326
8,800	Credit Saison Co. Ltd.	240,024
53,000	Dai Nippon Printing Co. Ltd.	555,336
14,000	Daicel Corp.	117,868
17,000	Daido Steel Co. Ltd.	97,380
10,600	Daihatsu Motor Co. Ltd.	205,496
57,300	Dai-ichi Life Insurance Co. Ltd. (The)	815,317
31,400	Daiichi Sankyo Co. Ltd.	581,849
9,500	Daikin Industries Ltd.	545,153
2,800	Daito Trust Construction Co. Ltd.	285,679
23,000	Daiwa House Industry Co. Ltd.	459,719
46,000	Daiwa Securities Group, Inc.	418,224
28,000	Denki Kagaku Kogyo Kabushiki Kaisha	117,012
15,100	Denso Corp.	724,141
9,200	Dentsu, Inc.	346,489
84,000	DIC Corp.	242,299
17,600	East Japan Railway Co.	1,526,613
25,000	Ebara Corp.	134,033
20,800	EDION Corp.	104,095
9,700	Eisai Co. Ltd.	380,644
11,200	Electric Power Development Co. Ltd.	357,313
2,600	FANUC Corp.	416,594
500	Fast Retailing Co. Ltd.	167,414
37,000	Fuji Electric Co. Ltd.	165,559
18,600	Fuji Heavy Industries Ltd.	506,377
40,600	FUJIFILM Holdings Corp.	990,274
37,000	Fujikura Ltd.	168,576
192,000	Fujitsu Ltd.(a)	823,892
46,000	Fukuoka Financial Group, Inc.	207,237
91,000	Furukawa Electric Co. Ltd.	210,549
20,000	Gunma Bank Ltd. (The)	115,381
15,000	Hakuhodo DY Holdings, Inc.	115,890
45,000	Hankyu Hanshin Holdings, Inc.	252,268
10,000	Hino Motors Ltd.	140,557

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
22,000	Hiroshima Bank Ltd. (The)	$93,283
6,300	Hitachi Chemical Co. Ltd.	96,513
4,700	Hitachi Construction Machinery Co. Ltd.	99,020
373,000	Hitachi Ltd.	2,604,271
25,800	Hokkaido Electric Power Co., Inc.(a)	331,868
79,000	Hokuhoku Financial Group, Inc.	162,654
19,400	Hokuriku Electric Power Co.	276,041
82,700	Honda Motor Co. Ltd.	3,300,076
18,200	Hoya Corp.	436,496
8,900	Ibiden Co. Ltd.	153,852
2,300	Idemitsu Kosan Co. Ltd.	192,468
96,000	IHI Corp.	405,096
45,800	Inpex Corp.	529,377
24,400	Isetan Mitsukoshi Holdings Ltd.	368,823
41,000	Isuzu Motors Ltd.	254,082
90,300	ITOCHU Corp.	1,084,226
35,000	J Front Retailing Co. Ltd.	271,838
4,400	Japan Airlines Co. Ltd.	256,977
15,000	Japan Steel Works Ltd. (The)	83,631
17,900	Japan Tobacco, Inc.	647,691
39,700	JFE Holdings, Inc.	899,127
6,000	JGC Corp.	229,029
24,000	Joyo Bank Ltd. (The)	124,269
5,900	JSR Corp.	111,974
17,700	JTEKT Corp.	226,053
221,400	JX Holdings, Inc.	1,094,476
89,000	Kajima Corp.	376,465
11,000	Kamigumi Co. Ltd.	95,638
24,000	Kaneka Corp.	151,911
79,000	Kanematsu Corp.	107,094
116,200	Kansai Electric Power Co., Inc. (The)(a)	1,468,637
16,400	Kao Corp.	545,775
92,000	Kawasaki Heavy Industries Ltd.	358,210
65,000	Kawasaki Kisen Kaisha Ltd.	148,405
27,000	KDDI Corp.	1,461,319
12,000	Keikyu Corp.	112,894
17,000	Keio Corp.	117,654
600	Keyence Corp.	256,855
53,000	Kintetsu Corp.	195,016
42,000	Kirin Holdings Co. Ltd.	613,026
314,000	Kobe Steel Ltd.(a)	553,685
6,000	Koito Manufacturing Co. Ltd.	109,163
30,700	Komatsu Ltd.	669,636
42,000	Konica Minolta Holdings, Inc.	347,610
3,500	K’s Holdings Corp.	102,599
32,000	Kubota Corp.	472,286
13,600	Kuraray Co. Ltd.	159,413
4,500	Kurita Water Industries Ltd.	98,155
13,000	Kyocera Corp.	673,122
10,000	Kyowa Hakko Kirin Co. Ltd.	110,386
68,200	Kyushu Electric Power Co., Inc.(a)	958,595
1,700	Lawson, Inc.	136,367
14,500	LIXIL Group Corp.	339,629
3,200	Makita Corp.	161,451
116,000	Marubeni Corp.	906,860
15,400	Marui Group Co. Ltd.	147,078

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
133,000	Mazda Motor Corp.(a)	$596,473
12,300	Medipal Holdings Corp.	165,989
4,700	MEIJI Holdings Co. Ltd.	262,522
138,000	Mitsubishi Chemical Holdings Corp.	644,216
96,100	Mitsubishi Corp.	1,941,394
108,000	Mitsubishi Electric Corp.	1,183,366
21,000	Mitsubishi Estate Co. Ltd.	598,685
18,000	Mitsubishi Gas Chemical Co., Inc.	146,774
145,000	Mitsubishi Heavy Industries Ltd.	919,274
105,000	Mitsubishi Materials Corp.	409,897
24,200	Mitsubishi Motors Corp.(a)(b)	270,835
9,400	Mitsubishi Tanabe Pharma Corp.	132,602
714,560	Mitsubishi UFJ Financial Group, Inc.	4,515,617
108,800	Mitsui & Co. Ltd.	1,552,543
125,000	Mitsui Chemicals, Inc.	331,261
81,000	Mitsui Engineering & Shipbuilding Co. Ltd.	158,516
21,000	Mitsui Fudosan Co. Ltd.	692,437
42,000	Mitsui Mining & Smelting Co. Ltd.	107,023
143,000	Mitsui OSK Lines Ltd.	603,425
976,200	Mizuho Financial Group, Inc.	2,039,761
31,600	MS&AD Insurance Group Holdings, Inc.	813,271
5,400	Murata Manufacturing Co. Ltd.	433,167
8,700	Namco Bandai Holdings, Inc.	164,051
284,000	NEC Corp.	636,836
12,000	NGK Insulators Ltd.	201,080
8,000	NGK Spark Plug Co. Ltd.	182,244
16,000	Nichirei Corp.	82,520
3,300	Nidec Corp.	320,548
11,500	Nikon Corp.	212,160
8,200	Nintendo Co. Ltd.	921,048
38,000	Nippon Electric Glass Co. Ltd.	195,209
83,000	Nippon Express Co. Ltd.	416,227
13,000	Nippon Meat Packers, Inc.	190,011
135,000	Nippon Sheet Glass Co. Ltd.(a)	174,753
432,000	Nippon Steel & Sumitomo Metal Corp.	1,422,240
43,500	Nippon Telegraph & Telephone Corp.	2,256,804
203,000	Nippon Yusen Kabushiki Kaisha	618,663
150,600	Nissan Motor Co. Ltd.	1,507,382
11,000	Nisshin Seifun Group, Inc.	119,183
2,400	Nissin Foods Holdings Co. Ltd.	102,742
4,500	Nitto Denko Corp.	235,297
30,100	NKSJ Holdings, Inc.	775,587
8,100	NOK Corp.	124,831
122,200	Nomura Holdings, Inc.	900,526
22,000	NSK Ltd.	233,656
52,000	NTN Corp.(a)	248,578
6,200	NTT Data Corp.	205,382
73,500	NTT DoCoMo, Inc.	1,168,688
47,000	Obayashi Corp.	300,367
14,000	Odakyu Electric Railway Co. Ltd.	134,991
91,000	OJI Holdings Corp.	415,534
9,800	Olympus Corp.(a)	313,648
7,200	OMRON Corp.	274,467
2,900	Ono Pharmaceutical Co. Ltd.	218,734
800	Oriental Land Co. Ltd.	128,183
48,200	ORIX Corp.	828,307

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
116,000	Osaka Gas Co. Ltd.	$488,309
11,900	Otsuka Holdings Co. Ltd.	338,406
224,300	Panasonic Corp.	2,251,916
22,000	Rengo Co. Ltd.	117,501
86,700	Resona Holdings, Inc.	450,688
50,000	Ricoh Co. Ltd.	526,450
6,400	Rohm Co. Ltd.	261,910
2,400	Sankyo Co. Ltd.	113,994
1,900	Santen Pharmaceutical Co. Ltd.	95,959
28,000	Sapporo Holdings Ltd.	124,432
16,100	SBI Holdings, Inc.	193,968
6,300	Secom Co. Ltd.	378,860
8,200	Sega Sammy Holdings, Inc.	210,203
18,800	Seiko Epson Corp.	305,828
22,000	Sekisui Chemical Co. Ltd.	254,959
30,000	Sekisui House Ltd.	429,008
42,300	Seven & I Holdings Co. Ltd.	1,560,758
205,000	Sharp Corp.(a)	603,863
15,400	Shikoku Electric Power Co., Inc.(a)	274,378
1,000	Shimamura Co. Ltd.	112,425
1,200	Shimano, Inc.	105,188
79,000	Shimizu Corp.	404,220
12,600	Shin-Etsu Chemical Co. Ltd.	710,203
50,000	Shinsei Bank Ltd.	116,706
9,000	Shionogi & Co. Ltd.	198,695
19,700	Shiseido Co. Ltd.	336,332
23,000	Shizuoka Bank Ltd. (The)	258,577
149,000	Showa Denko K.K.	201,988
30,500	Showa Shell Sekiyu K.K.	327,663
1,100	SMC Corp.	255,407
24,300	SoftBank Corp.	1,808,073
243,100	Sojitz Corp.	470,788
113,900	Sony Corp.	2,179,088
6,000	Stanley Electric Co. Ltd.	139,313
162,000	Sumitomo Chemical Co. Ltd.	591,132
85,500	Sumitomo Corp.	1,111,125
52,000	Sumitomo Electric Industries Ltd.	778,065
36,000	Sumitomo Heavy Industries Ltd.	158,883
20,000	Sumitomo Metal Mining Co. Ltd.	276,832
60,700	Sumitomo Mitsui Financial Group, Inc.	2,917,139
126,000	Sumitomo Mitsui Trust Holdings, Inc.	619,019
10,000	Sumitomo Realty & Development Co. Ltd.	471,410
8,600	Sumitomo Rubber Industries Ltd.	119,388
3,800	Suzuken Co. Ltd.	137,111
22,800	Suzuki Motor Corp.	571,917
38,200	T&D Holdings, Inc.	457,497
79,000	Taiheiyo Cement Corp.	334,166
91,000	Taisei Corp.	465,620
1,400	Taisho Pharmaceutical Holdings Co. Ltd.	98,318
15,000	Taiyo Nippon Sanso Corp.	102,589
21,000	Takashimaya Co. Ltd.	199,918
28,800	Takeda Pharmaceutical Co. Ltd.	1,369,402
9,400	TDK Corp.	398,573
107,000	Teijin Ltd.	239,935
4,200	Terumo Corp.	202,915
37,000	Tobu Railway Co., Ltd.	191,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
23,000	Toho Gas Co. Ltd.	$119,794
4,400	Toho Holdings Co. Ltd.	84,941
74,400	Tohoku Electric Power Co., Inc.(a)	898,624
31,300	Tokio Marine Holdings, Inc.	1,022,490
44,000	Tokuyama Corp.	169,524
649,000	Tokyo Electric Power Co., Inc.(a)	3,459,658
6,000	Tokyo Electron Ltd.	328,407
121,000	Tokyo Gas Co. Ltd.	656,121
16,000	Tokyo Tatemono Co. Ltd.	149,546
56,000	Tokyu Corp.	380,716
18,600	Tokyu Fudosan Holdings Corp.(a)	183,137
25,000	TonenGeneral Sekiyu K.K.	232,392
57,000	Toppan Printing Co. Ltd.	449,679
67,000	Toray Industries, Inc.	417,939
278,000	Toshiba Corp.	1,178,759
66,000	Tosoh Corp.	251,595
12,000	TOTO Ltd.	169,279
13,100	Toyo Seikan Group Holdings Ltd.	271,320
3,000	Toyo Suisan Kaisha Ltd.	95,403
53,000	Toyobo Co. Ltd.	101,559
3,900	Toyoda Gosei Co. Ltd.	97,232
8,900	Toyota Industries Corp.	391,433
99,800	Toyota Motor Corp.	6,469,555
19,600	Toyota Tsusho Corp.	543,190
92,000	Ube Industries Ltd.	190,358
28,800	UNY Co. Ltd.	181,706
11,500	West Japan Railway Co.	515,162
102,700	Yamada Denki Co. Ltd.	287,866
10,000	Yamaguchi Financial Group, Inc.	94,078
12,800	Yamaha Corp.	190,480
19,100	Yamaha Motor Co. Ltd.	291,630
17,900	Yamato Holdings Co. Ltd.	384,236
10,000	Yamazaki Baking Co. Ltd.	101,723
11,000	Yokohama Rubber Co. Ltd. (The)	107,410

		133,257,226

	Liechtenstein—0.0%
10,920	Antofagasta PLC	150,002

	Luxembourg—0.4%
8,979	APERAM SA	154,051
121,394	ArcelorMittal	1,920,183
2,768	Luxottica Group SpA	150,524
7,591	SES SA FDR	221,260

		2,446,018

	Netherlands—5.1%
193,216	Aegon NV	1,540,338
11,961	Akzo Nobel NV	870,938
2,833	ASML Holding NV	269,294
38,578	CNH Industrial NV(a)	456,811
4,879	Corbion NV	113,457
2,653	Corio NV REIT	115,903
19,830	Delta Lloyd NV	422,176
3,556	Fugro NV CVA	222,792
3,661	Heineken Holding NV	233,402
6,060	Heineken NV	419,343

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Netherlands (continued)
381,438	ING Groep NV CVA(a)	$4,865,692
478,303	Koninklijke (Royal) KPN NV(a)	1,530,695
53,165	Koninklijke Ahold NV	1,013,334
30,645	Koninklijke BAM Groep NV	164,106
2,435	Koninklijke Boskalis Westminster NV	117,419
8,249	Koninklijke DSM NV	625,657
42,988	Koninklijke Philips Electronics NV	1,524,171
2,694	Nutreco NV	132,271
126,804	PostNL NV(a)	665,770
4,358	QIAGEN NV(a)	100,364
5,059	Randstad Holding NV	312,626
13,697	Reed Elsevier NV	276,244
247,621	Royal Dutch Shell PLC, Class A	8,260,903
175,333	Royal Dutch Shell PLC, Class B	6,083,100
31,782	Royal Imtech NV(a)(b)	93,761
6,844	SBM Offshore NV(a)	143,567
68,968	SNS REAAL NV(a)(b)	0
13,485	Tenaris SA	316,792
17,018	TNT Express NV	157,325
39,437	Unilever NV CVA	1,563,937
12,902	Wolters Kluwer NV	350,454

		32,962,642

	New Zealand—0.1%
24,938	Fletcher Building Ltd.	206,218
63,644	Telecom Corp. of New Zealand Ltd.	123,801

		330,019

	Norway—0.8%
6,034	Aker Solutions ASA	83,493
42,195	DNB ASA	748,447
6,194	Gjensidige Forsikring ASA	115,700
137,415	Marine Harvest ASA	161,264
53,020	Norsk Hydro ASA	237,120
42,852	Orkla ASA	347,629
7,709	Petroleum Geo-Services ASA	93,580
644,812	REC Silicon ASA(a)	321,986
11,120	Seadrill Ltd.	515,079
64,823	Statoil ASA	1,536,723
25,258	Storebrand ASA(a)	163,241
20,437	Telenor ASA	491,361
2,761	TGS Nopec Geophysical Co. ASA	76,037
5,659	Yara International ASA	244,523

		5,136,183

	Portugal—0.2%
1,220,681	Banco Comercial Portugues SA, Class R(a)	182,878
155,884	Banco Espirito Santo SA(a)	206,202
142,796	EDP-Energias de Portugal SA	526,483
8,384	Galp Energia SGPS SA	142,248
100,258	Portugal Telecom SGPS SA	453,200

		1,511,011

	Singapore—0.6%
60,000	CapitaLand Ltd.	150,925
50,000	CapitaMall Trust REIT	81,429
13,000	City Developments Ltd.	107,953

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore (continued)
60,000	ComfortDelGro Corp. Ltd.	$93,119
53,000	DBS Group Holdings Ltd.	715,298
249,000	Golden Agri-Resources Ltd.	120,450
35,600	Keppel Corp. Ltd.	311,412
62,000	Oversea-Chinese Banking Corp. Ltd.	519,853
27,000	SembCorp Industries Ltd.	115,806
13,000	Singapore Airlines Ltd.	109,316
48,000	Singapore Press Holdings Ltd.	164,470
27,000	Singapore Technologies Engineering Ltd.	91,861
235,000	Singapore Telecommunications Ltd.	716,169
36,000	United Overseas Bank Ltd.	604,861
91,000	Wilmar International Ltd.	253,848

		4,156,770

	South Korea—3.0%
9,120	BS Financial Group, Inc.	146,591
1,367	Cheil Industries, Inc.	115,984
729	CJ Corp.	76,285
1,556	Daelim Industrial Co. Ltd.	144,342
4,510	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	142,220
2,573	Dongbu Insurance Co. Ltd.	115,097
7,810	Dongkuk Steel Mill Co. Ltd.	109,336
867	Doosan Corp.	116,063
2,607	Doosan Heavy Industries & Construction Co. Ltd.	106,541
719	E-Mart Co. Ltd.	172,167
2,122	GS Engineering & Construction Corp.	71,617
3,496	GS Holdings	192,803
12,526	Hana Financial Group, Inc.	482,973
1,095	Hanjin Kal Corp.(a)	14,504
8,870	Hanjin Shipping Co. Ltd.(a)	64,805
5,259	Hankook Tire Worldwide Co. Ltd.	129,647
3,100	Hanwha Corp.	117,337
2,255	Hyosung Corp.	152,211
2,027	Hyundai Engineering & Construction Co. Ltd.	116,374
2,680	Hyundai Heavy Industries Co. Ltd.	640,471
3,310	Hyundai Marine & Fire Insurance Co. Ltd.	94,705
1,274	Hyundai Mobis	359,711
6,222	Hyundai Motor Co.	1,484,012
2,633	Hyundai Steel Co.	217,193
10,590	Industrial Bank of Korea	122,298
17,658	KB Financial Group, Inc.	699,162
7,885	Kia Motors Corp.	458,642
17,820	Korea Electric Power Corp.(a)	476,264
1,857	Korea Gas Corp.	111,866
2,268	Korean Air Lines Co. Ltd.(a)	72,803
5,980	KT Corp.	197,595
3,774	KT&G Corp.	275,734
1,254	LG Chem Ltd.	354,064
7,820	LG Corp.	462,233
13,920	LG Display Co. Ltd.(a)	327,414
9,433	LG Electronics, Inc.	604,708
3,506	LG International Corp.	98,495
15,790	LG Uplus Corp.(a)	180,861
455	Lotte Chemical Corp.	93,295

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
454	Lotte Shopping Co. Ltd.	$172,270
1,189	LS Corp.	88,888
674	OCI Co. Ltd.	121,997
4,401	POSCO	1,313,143
4,928	Samsung C&T Corp.	292,683
1,384	Samsung Electro-Mechanics Co. Ltd.	106,336
2,162	Samsung Electronics Co. Ltd.	2,985,934
1,314	Samsung Fire & Marine Insurance Co. Ltd.	307,209
6,110	Samsung Heavy Industries Co. Ltd.	224,355
3,432	Samsung Life Insurance Co. Ltd.	338,104
997	Samsung SDI Co. Ltd.	166,362
21,503	Shinhan Financial Group Co. Ltd.	939,584
493	Shinsegae Co. Ltd.	124,325
1,116	SK C&C Co. Ltd.	120,464
3,460	SK Holdings Co. Ltd.	627,905
11,910	SK Hynix, Inc.(a)	358,731
3,420	SK Innovation Co. Ltd.	480,396
2,449	SK Telecom Co. Ltd.	524,085
2,262	S-Oil Corp.	165,265
26,560	Woori Finance Holdings Co. Ltd.	315,490

		19,691,949

	Spain—4.8%
15,433	Abertis Infraestructuras SA	331,502
2,842	Acciona SA	180,551
15,500	ACS Actividades de Construccion y Servicios SA	509,421
8,464	Amadeus IT Holding SA, Class A	314,711
360,127	Banco Bilbao Vizcaya Argentaria SA	4,224,692
174,649	Banco de Sabadell SA	448,752
90,813	Banco Popular Espanol SA(a)	517,545
993,069	Banco Santander SA	8,828,150
33,584	Bankinter SA	205,321
26,148	Distribuidora Internacional de Alimentacion SA	239,346
7,225	Enagas SA	193,403
19,680	Ferrovial SA	375,773
11,055	Fomento de Construcciones y Contratas SA(a)	255,197
40,888	Gamesa Corp. Tecnologica SA(a)	396,893
18,572	Gas Natural SDG SA	438,569
3,058	Hochtief AG	277,752
277,014	Iberdrola SA	1,742,906
8,378	Indra Sistemas SA	138,615
3,012	Industria de Diseno Textil SA (Inditex)	495,472
6,914	Leighton Holdings Ltd.	117,261
49,931	Mapfre SA	201,200
4,224	Obrascon Huarte Lain SA	177,444
3,515	Red Electrica Corporacion SA	219,387
82,181	Repsol SA	2,209,921
443,072	Telefonica SA(a)	7,821,593

		30,861,377

	Sweden—1.7%
6,214	Alfa Laval AB	142,121
5,347	Assa Abloy AB, Class B	265,819
10,634	Atlas Copco AB, Class A	295,469
6,622	Atlas Copco AB, Class B	165,063

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Sweden (continued)
12,315	Boliden AB	$175,655
9,791	Electrolux AB, Series B	242,087
4,161	Getinge AB, Class B	132,140
21,028	Hennes & Mauritz AB, Class B	909,874
3,422	Hexagon AB, Class B	102,908
15,284	Husqvarna AB, Class B	90,036
3,753	Industrivarden AB, Class A	72,496
1,938	Industrivarden AB, Class C	34,591
5,540	NCC AB, Class B	170,882
99,180	Nordea Bank AB	1,272,118
29,536	Sandvik AB	400,292
19,495	Securitas AB, Class B	222,936
47,837	Skandinaviska Enskilda Banken AB, Class A	580,308
24,227	Skanska AB, Class B	467,614
12,872	SKF AB, Class B	341,540
18,913	SSAB AB, Class A(b)	124,858
8,442	SSAB AB, Class B	47,787
20,390	Svenska Cellulosa AB, Class B	579,776
15,120	Svenska Handelsbanken AB, Class A	686,014
20,534	Swedbank AB, Class A	536,272
3,642	Swedish Match AB	120,330
17,600	Tele2 AB, Class B	212,689
103,127	Telefonaktiebolaget LM Ericsson, Class B	1,232,701
100,567	TeliaSonera AB	834,555
7,814	Trelleborg AB, Class B	147,923
53,735	Volvo AB, Class B	691,300

		11,298,154

	Switzerland—4.9%
63,073	ABB Ltd.	1,613,827
6,464	Adecco SA	477,903
2,190	Aryzta AG	163,969
3,033	Baloise Holding AG	353,691
4,700	Chugai Pharmaceutical Co. Ltd.	110,374
6,240	CIE Financiere Richemont SA	641,193
12,202	Clariant AG	215,595
3,338	Coca-Cola HBC AG(a)	96,638
77,512	Credit Suisse Group AG	2,416,392
6,601	GAM Holding AG	123,921
666	Geberit AG	199,532
197	Georg Fischer AG	136,185
163	Givaudan SA	231,841
222,911	Glencore Xstrata PLC	1,217,639
268	Helvetia Holding AG	126,742
9,230	Holcim Ltd.	689,027
4,816	Julius Baer Group Ltd.	237,144
1,437	Kuehne + Nagel International AG	182,015
1	Lindt & Spruengli AG	50,400
11	Lindt & Spruengli AG NVTG	46,524
2,271	Lonza Group AG	203,388
73,244	Nestle SA	5,297,865
57,760	Novartis AG	4,493,614
13,121	Roche Holding AG Genussch	3,639,772
387	Schindler Holding AG	55,130
827	Schindler Holding AG NVTG	117,536
89	SGS SA	208,949

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
786	Sonova Holding AG	$102,509
39,310	STMicroelectronics NV	304,405
557	Sulzer AG	87,405
705	Swatch Group AG (The)	78,710
424	Swatch Group BR AG (The)	271,804
2,639	Swiss Life Holding AG	525,439
16,508	Swiss Re AG	1,452,915
809	Swisscom AG	413,724
1,498	Syngenta AG	606,280
94,677	UBS AG	1,835,932
8,884	Zurich Insurance Group AG	2,461,483

		31,487,412

	United Kingdom—16.4%
20,043	3i Group PLC	120,142
5,762	Admiral Group PLC	118,400
3,981	Aggreko PLC	102,974
9,630	AMEC PLC	182,100
20,604	Amlin PLC	141,049
68,190	Anglo American PLC	1,626,879
8,643	Associated British Foods PLC	314,792
62,350	AstraZeneca PLC	3,314,678
294,366	Aviva PLC	2,123,923
7,434	Babcock International Group PLC	152,279
172,073	BAE Systems PLC	1,257,030
54,708	Balfour Beatty PLC	251,113
957,099	Barclays PLC	4,053,315
50,022	Barratt Developments PLC	269,305
88,455	BG Group PLC	1,809,795
51,866	BHP Billiton PLC	1,608,647
1,584,583	BP PLC	12,288,543
44,519	British American Tobacco PLC	2,457,574
30,535	British Land Co. PLC REIT	305,138
22,797	British Sky Broadcasting Group PLC	343,366
377,052	BT Group PLC	2,283,761
9,855	Bunzl PLC	218,021
6,198	Burberry Group PLC	152,851
157,230	Cable & Wireless Communications PLC	118,194
36,738	Cairn Energy PLC(a)	166,918
14,651	Capita PLC	232,088
31,274	Carillion PLC	152,744
8,844	Carnival PLC	316,003
15,802	Catlin Group Ltd.	129,984
236,101	Centrica PLC	1,340,517
6,026	Close Brothers Group PLC	122,469
36,072	Cobham PLC	167,021
51,298	Compass Group PLC	739,266
64,394	Debenhams PLC	105,421
42,788	Diageo PLC	1,365,928
288,587	Dixons Retail PLC(a)	226,908
11,820	Drax Group PLC	120,777
28,149	DS Smith PLC	136,849
27,594	Evraz PLC(a)	52,312
16,694	Experian PLC	340,622
83,821	FirstGroup PLC	155,540
64,025	G4S PLC	268,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
50,298	GKN PLC	$297,296
179,187	GlaxoSmithKline PLC	4,731,342
8,689	Greene King PLC	115,168
25,708	Hammerson PLC REIT	218,490
23,469	Hang Seng Bank Ltd.	390,492
81,740	Hays PLC	163,498
40,268	Henderson Group PLC	138,705
75,582	Home Retail Group PLC	241,646
846,248	HSBC Holdings PLC	9,273,716
30,683	ICAP PLC	189,886
6,963	IMI PLC	169,927
33,151	Imperial Tobacco Group PLC	1,240,436
20,763	Inchcape PLC	212,156
18,767	Informa PLC	168,695
12,107	Inmarsat PLC	140,145
4,397	Intercontinental Hotels Group PLC	128,357
17,202	Intermediate Capital Group PLC	132,518
73,212	International Consolidated Airlines Group SA(a)	409,209
23,676	Intu Properties PLC REIT	130,926
15,374	Invensys PLC	124,240
23,552	Investec PLC	165,204
63,035	ITV PLC	193,329
111,728	J Sainsbury PLC	708,137
10,728	John Wood Group PLC	139,953
8,955	Johnson Matthey PLC	432,189
1,328	Kabel Deutschland Holding AG	167,181
14,686	Kazakhmys PLC	61,794
124,220	Kingfisher PLC	753,384
32,410	Ladbrokes PLC	99,506
7,507	Lancashire Holdings Ltd.	97,933
31,044	Land Securities Group PLC REIT	493,018
297,398	Legal & General Group PLC	1,033,481
2,173,253	Lloyds Banking Group PLC(a)	2,706,999
18,030	Lonmin PLC(a)	93,448
254,045	Man Group PLC	363,253
101,970	Marks & Spencer Group PLC	824,860
21,265	Meggitt PLC	195,591
15,709	Mondi PLC	281,152
151,701	National Grid PLC	1,912,007
3,414	Next PLC	298,655
245,150	Old Mutual PLC	801,896
30,516	Pearson PLC	639,313
14,044	Pennon Group PLC	153,655
10,361	Persimmon PLC(a)	210,572
4,894	Petrofac Ltd.	115,031
86,040	Prudential PLC	1,767,987
12,843	Reckitt Benckiser Group PLC	1,000,316
22,114	Reed Elsevier PLC	310,518
85,660	Rentokil Initial PLC	143,814
89,221	Resolution Ltd.	512,306
35,476	Rexam PLC	296,093
37,688	Rio Tinto PLC	1,912,156
36,600	Rolls-Royce Holdings PLC(a)	676,218
3,083,100	Rolls-Royce Holdings PLC (Preference Shares)(a)	4,953
172,240	Royal Bank of Scotland Group PLC(a)	1,017,226

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
260,891	RSA Insurance Group PLC	$538,186
15,828	SABMiller PLC	827,469
32,801	Sage Group PLC (The)	177,645
2,296	Schroders PLC	95,133
1,338	Schroders PLC NVTG	45,809
34,730	Segro PLC REIT	182,345
16,532	Serco Group PLC	147,941
10,538	Severn Trent PLC	314,397
21,087	Smith & Nephew PLC	270,011
11,837	Smiths Group PLC	272,899
51,134	SSE PLC	1,163,272
59,663	Standard Chartered PLC	1,437,340
92,696	Standard Life PLC	524,218
6,014	Subsea 7 SA	127,302
15,887	Tate & Lyle PLC	202,023
122,375	Taylor Wimpey PLC	216,662
477,031	Tesco PLC	2,791,224
258,411	Thomas Cook Group PLC(a)	598,251
8,471	Travis Perkins PLC	252,593
9,117	Tullow Oil PLC	138,052
10,325	UBM PLC	113,380
27,184	Unilever PLC	1,102,765
33,203	United Utilities Group PLC	375,808
20,801	Vesuvius PLC	162,215
3,069,368	Vodafone Group PLC	11,070,657
3,331	Weir Group PLC (The)	120,678
3,982	Whitbread PLC	219,626
18,083	William Hill PLC	116,470
161,734	William Morrison Supermarkets PLC	731,715
10,881	Wolseley PLC	587,551
37,927	WPP PLC	807,370

		106,685,205

	United States—0.2%
9,012	Brookfield Office Properties, Inc.	168,340
6,746	Imperial Oil Ltd.	294,525
12,962	Transocean Ltd.(a)	613,925
2,727	Valeant Pharmaceuticals International, Inc.(a)	288,037

		1,364,827

	Total Common Stocks and Other Equity Interests (Cost $564,079,555)	648,233,312

	Rights—0.0%
	Hong Kong—0.0%
1,461	New World Development Co. Ltd., expiring 12/31/14 (a) (Cost $0)	0

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $564,079,555)—99.9%	648,233,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF) (continued)

October 31, 2013

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—0.6%
4,270,785	Invesco Liquid Assets Portfolio—Institutional Class (Cost $4,270,785)(c)(d)	$4,270,785

	Total Investments (Cost $568,350,340)—100.5%	652,504,097
	Other assets less liabilities—(0.5)%	(3,332,343)

	Net Assets—100.0%	$649,171,754

Investment Abbreviations:

CVA—Dutch Certificates

PPS—Price Protected Shares

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2013.
(c)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Schedule of Investments

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—4.4%
17,651	Abacus Property Group REIT	$38,945
22,781	Adelaide Brighton Ltd.	83,054
8,730	Als Ltd.	82,917
73,230	Alumina Ltd.(a)	71,426
4,248	Ansell Ltd.	78,401
87,333	APN News & Media Ltd.(a)	38,456
16,273	Aristocrat Leisure Ltd.	77,819
35,903	Atlas Iron Ltd.	35,188
14,448	Ausdrill Ltd.	20,933
16,225	Australian Agricultural Co. Ltd.(a)	17,285
8,339	Automotive Holdings Group Ltd.	28,665
38,212	AWE Ltd.(a)	45,231
47,246	Beach Energy Ltd.	63,978
94,611	Billabong International Ltd.(a)	35,389
8,941	Bradken Ltd.	52,832
17,233	BWP Trust REIT	37,533
7,620	Cabcharge Australia Ltd.	29,080
4,452	Cardno Ltd.	29,848
34,002	Challenger Ltd.	193,189
9,171	Charter Hall Group REIT	33,609
15,919	Charter Hall Retail REIT	60,901
1,260	Cochlear Ltd.	70,277
115,797	Commonwealth Property Office Fund REIT	131,037
12,653	Contact Energy Ltd.	54,986
9,519	DuluxGroup Ltd.	46,422
82,418	Emeco Holdings Ltd.	26,926
34,051	Envestra Ltd.	36,275
13,333	Federation Centres REIT	31,312
26,768	FKP Property Group	47,020
3,243	Fleetwood Corp. Ltd.	10,349
1,583	Flight Centre Ltd.	77,814
20,488	Fortescue Metals Group Ltd.	101,080
5,366	GrainCorp Ltd., Class A	62,704
5,502	GUD Holdings Ltd.	30,896
83,310	Gunns Ltd.(a)	0
22,696	GWA International Ltd.	66,625
37,544	Harvey Norman Holdings Ltd.	115,900
12,367	Iluka Resources Ltd.	120,623
7,333	Independence Group NL	27,498
28,511	Investa Office Fund REIT	83,965
2,461	Invocare Ltd.	25,542
7,889	IOOF Holdings Ltd.	67,160
3,434	Iress Ltd.	32,128
5,685	JB Hi-Fi Ltd.	117,358
51,238	Kagara Ltd.(a)	0
6,340	Kingsgate Consolidated Ltd.	8,615
34,322	Lynas Corp. Ltd.(a)	11,213
94,358	Macmahon Holdings Ltd.(a)	13,403
3,121	Mineral Resources Ltd.	33,485
2,493	Monadelphous Group Ltd.	42,918
49,085	Mount Gibson Iron Ltd.	41,368
47,774	Myer Holdings Ltd.	113,099
7,136	Navitas Ltd.	39,193
7,369	New Hope Corp. Ltd.	26,377
12,692	NRW Holdings Ltd.	16,826
11,810	Nufarm Ltd.	54,687

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Australia (continued)
14,188	OceanaGold Corp.(a)	$23,673
17,472	Oil Search Ltd.	140,799
67,916	Pacific Brands Ltd.	45,341
36,700	Paladin Energy Ltd.(a)	14,596
17,454	PanAust Ltd.	33,387
1,798	Perpetual Ltd.	78,320
4,970	Platinum Asset Management Ltd.	29,038
6,382	Premier Investments Ltd.	48,106
24,702	Primary Health Care Ltd.	115,554
13,536	Programmed Maintenance Services Ltd.	35,377
2,764	Ramsay Health Care Ltd.	101,554
18,437	Resolute Mining Ltd.	11,261
7,840	SAI Global Ltd.	30,513
4,217	Seek Ltd.	51,873
3,413	Seven Group Holdings Ltd.	26,987
43,977	Seven West Media Ltd.	104,943
115,928	Sigma Pharmaceuticals Ltd.	62,573
10,447	Skilled Group Ltd.	34,922
38,153	Southern Cross Media Group Ltd.	68,284
29,350	Spark Infrastructure Group	47,109
18,790	St. Barbara Ltd.(a)	8,541
1,931	Super Retail Group Ltd.	24,466
166,822	Ten Network Holdings Ltd.(a)	44,232
56,452	Transfield Services Ltd.	71,365
67,958	Transpacific Industries Group Ltd.(a)	73,684
112,977	Virgin Australia Airlines Services(a)	0
84,177	Virgin Australia Holdings Ltd.(a)	33,080
9,454	Whitehaven Coal Ltd.(a)	14,503

		4,313,841

	Austria—0.8%
891	AMAG Austria Metall AG	25,819
5,029	CA Immobilien Anlagen AG	76,710
3,600	Conwert Immobilien Invest SE	44,880
3,053	EVN AG	46,652
668	Flughafen Wien AG	51,674
476	Lenzing AG	35,592
339	Mayr-Melnhof Karton AG	37,907
2,379	Oesterreichische Post AG	111,954
1,600	RHI AG	59,089
291	Schoeller-Bleckmann Oilfield Equipment AG	33,627
938	Strabag SE	24,701
2,289	Verbund AG	53,820
8,101	Wienerberger AG	141,080

		743,505

	Belarus—0.1%
5,024	Tieto Oyj	110,648

	Belgium—0.9%
1,048	Ackermans & van Haaren NV	113,681
12,900	AGFA-Gevaert NV(a)	30,691
401	Barco NV	30,425
901	Befimmo SCA Sicafi REIT	64,712
532	Cie d’Entreprises CFE	42,115
816	Cofinimmo REIT	98,688
1,430	Elia System Operator SA/NV	65,516

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Belgium (continued)
403	EVS Broadcast Equipment SA	$26,462
776	Gimv NV	39,350
1,939	Imerys SA	155,976
23,666	Nyrstar	97,487
596	Sofina SA	63,225
2,365	Tessenderlo Chemie NV	59,289
343	Warehouses De Pauw SCA REIT	25,502

		913,119

	Bermuda—0.1%
61,063	Golden Ocean Group Ltd.	91,988

	British Virgin Islands—0.0%
16,637	New World Resources PLC, Class A(a)	24,123
204,000	Pacific Andes Resources Development Ltd.	21,052

		45,175

	Canada—7.9%
34,344	Advantage Oil & Gas Ltd.(a)	139,635
4,281	Aecon Group, Inc.	59,319
9,127	African Barrick Gold Ltd.	28,227
10,886	AGF Management Ltd., Class B	143,741
1,859	Alamos Gold, Inc.	29,609
4,801	Algonquin Power & Utilities Corp.	30,983
881	Allied Properties Real Estate Investment Trust REIT	28,343
2,611	Artis Real Estate Investment Trust REIT	36,104
9,276	Athabasca Oil Corp.(a)	57,817
2,844	ATS Automation Tooling Systems, Inc.(a)	39,325
14,213	AuRico Gold, Inc.	59,014
7,912	Bankers Petroleum Ltd.(a)	30,348
1,303	Bell Aliant, Inc.	32,998
3,298	Birchcliff Energy Ltd.(a)	23,561
9,715	Blackpearl Resources, Inc.(a)	18,073
877	Boardwalk REIT	49,878
11,014	CAE, Inc.	126,209
1,365	Calfrac Well Services Ltd.	42,540
2,512	Calloway REIT	60,460
6,681	Canaccord Financial, Inc.	42,411
1,285	Canadian REIT	52,332
1,927	Canadian Apartment Properties, REIT	39,784
2,448	Canadian Western Bank	78,497
3,228	Canexus Corp.	22,472
3,473	Canfor Corp.(a)	71,968
6,471	Capital Power Corp.	134,030
22,450	Capstone Mining Corp.(a)	59,631
1,205	CCL Industries, Inc., Class B	82,733
9,552	Centerra Gold, Inc.	38,195
3,549	Chartwell Retirement Residences REIT	36,482
3,211	Cineplex, Inc.	129,321
1,324	Cogeco Cable, Inc.	62,591
2,102	Cominar REIT	38,277
224	Constellation Software, Inc	40,798
3,835	Corus Entertainment, Inc., Class B	89,361
8,104	Cott Corp.	66,364
8,410	Crew Energy, Inc.(a)	48,870
4,049	Davis + Henderson Corp.	104,249

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
2,248	Detour Gold Corp.(a)	$18,366
892	Dollarama, Inc.	76,656
2,373	Dominion Diamond Corp.(a)	32,039
2,083	Dorel Industries, Inc., Class B	77,380
2,476	Dream Unlimited Corp., Class A(a)	32,955
2,360	Dundee Corp., Class A(a)	45,238
3,590	Dundee Precious Metals, Inc.(a)	15,319
1,427	Dundee Real Estate Investment Trust, Class A REIT	39,559
13,301	Eldorado Gold Corp.	89,664
1,509	Empire Co. Ltd., Class A	111,100
3,620	Enerflex Ltd.	51,270
6,787	Ensign Energy Services, Inc.	115,975
12,394	Extendicare, Inc.	79,509
3,518	First Capital Realty, Inc.	61,127
1,799	FirstService Corp.	74,765
2,225	Franco-Nevada Corp.	100,086
2,043	Genivar, Inc.	58,458
4,155	Gibson Energy, Inc.	102,037
2,213	Gildan Activewear, Inc.	106,655
4,744	GMP Capital, Inc.	28,250
1,335	Granite Real Estate Investment Trust REIT	46,367
2,963	Great Canadian Gaming Corp.(a)	36,425
3,688	H&R REIT	76,388
1,080	Home Capital Group, Inc.	85,698
9,554	HudBay Minerals, Inc.	77,872
1,899	Imperial Metals Corp.(a)	24,019
2,280	Innergex Renewable Energy, Inc.	19,983
6,592	InnVest REIT	25,727
3,167	Jean Coutu Group (PJC), Inc. (The), Class A	55,969
17,767	Just Energy Group, Inc.	126,074
2,728	Keyera Corp.	161,402
2,041	Laurentian Bank of Canada	91,105
8,003	Legacy Oil + Gas, Inc.(a)	54,180
3,076	Linamar Corp.	103,413
29,761	Lundin Mining Corp.(a)	134,129
608	MacDonald Dettwiler & Associates Ltd.	46,379
3,980	Major Drilling Group International	31,371
3,478	Manitoba Telecom Services, Inc.	98,285
5,540	Maple Leaf Foods, Inc.	81,545
6,260	Martinrea International, Inc.	66,331
3,334	MEG Energy Corp.(a)	106,684
2,103	Morguard REIT	34,282
4,284	Mullen Group Ltd.	114,777
11,367	New Gold, Inc.(a)	66,708
5,606	Niko Resources Ltd.(a)	18,008
2,830	North West Co., Inc. (The)	70,367
3,651	Northland Power, Inc.	57,836
4,937	Nuvista Energy Ltd.(a)	31,482
1,544	Open Text Corp.	113,440
9,264	Osisko Mining Corp.(a)	45,216
4,426	Pan American Silver Corp.	47,025
5,464	Parkland Fuel Corp.	100,127
1,528	Pason Systems, Inc.	31,751
9,214	Petrominerales Ltd.	105,936
3,479	Peyto Exploration & Development Corp.	104,819

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
6,671	Progressive Waste Solutions Ltd.	$179,177
5,477	Reitmans (Canada) Ltd., Class A	35,976
2,406	Ritchie Bros Auctioneers, Inc.	47,550
9,327	RONA, Inc.	109,293
4,482	Russel Metals, Inc.	123,778
5,365	Savanna Energy Services Corp.	40,333
10,751	SEMAFO, Inc.	29,175
1,308	ShawCor Ltd.	54,974
3,220	Silver Standard Resources, Inc.(a)	18,125
3,069	Silver Wheaton Corp.	69,629
7,333	Silvercorp Metals, Inc.	22,853
1,467	Stantec, Inc.	87,160
11,997	Superior Plus Corp.	127,925
9,923	Taseko Mines Ltd.(a)	24,359
3,120	Toromont Industries Ltd.	69,111
2,269	Tourmaline Oil Corp.(a)	87,966
7,919	Transcontinental, Inc., Class A	126,434
4,785	TransForce, Inc.	105,946
6,844	Trican Well Service Ltd.	96,145
1,205	Trilogy Energy Corp.	35,346
12,049	Trinidad Drilling Ltd.	116,695
926	West Fraser Timber Co. Ltd.	84,861
1,467	Westshore Terminals Investment Corp.	48,293

		7,823,182

	China—1.2%
6,500	AAC Technologies Holdings, Inc.	28,715
12,000	CapitaRetail China Trust REIT	13,496
36,134	China Mengniu Dairy Co. Ltd.	158,927
264,500	China Rongsheng Heavy Industries Group Holdings Ltd.(a)	31,727
157,799	China Travel International Investment Hong Kong Ltd.	30,530
88,000	Cosco Corp. Singapore Ltd.	55,694
27,313	Kowloon Development Co. Ltd.	33,749
20,000	Minth Group Ltd.	41,893
1,970,000	Semiconductor Manufacturing International Corp.(a)	147,374
210,000	Shougang Fushan Resources Group Ltd.	70,695
13,500	Stella International Holdings Ltd.	33,258
39,000	Sun Art Retail Group Ltd.	63,885
48,000	Tingyi Cayman Islands Holding Corp.	135,585
134,000	TPV Technology Ltd.	28,345
94,000	Want Want China Holdings Ltd.	144,521
108,000	Yangzijiang Shipbuilding Holdings Ltd.	102,745
18,500	Yingde Gases Group Co. Ltd.	18,994

		1,140,133

	Denmark—1.3%
10,003	Alm. Brand A/S(a)	39,201
1,281	Chr. Hansen Holding A/S	47,516
1,226	Coloplast A/S, Class B	80,046
1,209	D/S Norden A/S	53,285
2,044	East Asiatic Co. Ltd. A/S(a)	35,021
3,317	GN Store Nord A/S	75,757
4,133	H. Lundbeck A/S	88,969

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Denmark (continued)
1,581	NKT Holding A/S	$76,827
3,237	Novozymes A/S, Class B	126,972
1,740	Pandora A/S	83,063
325	Rockwool International A/S, Class B	51,331
289	Royal Unibrew A/S	37,137
943	Schouw & Co. A/S	35,322
1,872	Simcorp A/S	61,419
5,167	Sydbank A/S(a)	152,856
3,267	Topdanmark A/S(a)	89,085
1,016	Tryg A/S	92,966
402	William Demant Holding(a)	39,825

		1,266,598

	Egypt—0.0%
37,785	Centamin PLC(a)	30,474

	Finland—1.6%
6,368	Amer Sports Oyj	131,071
3,520	Cargotec Corp., Class B	128,920
7,646	Citycon Oyj	27,338
2,189	Cramo Oyj	43,836
7,246	Finnair Oyj	27,681
6,974	Huhtamaki Oyj	168,006
6,168	Kemira Oyj	99,199
3,398	Konecranes Oyj	114,750
8,938	Metsa Board Oyj	34,753
4,686	Orion Oyj, Class B	126,074
157,608	Outokumpu Oyj(a)	87,850
5,130	Outotec Oyj	50,842
4,043	Ramirent Oyj	48,699
21,707	Rautaruukki Oyj	188,426
10,628	Sanoma Oyj	92,472
10,586	Sponda Oyj	54,976
2,763	Stockmann Oyj Abp, Class B	44,249
2,908	Uponor Oyj	57,522

		1,526,664

	France—4.1%
1,479	Albioma	36,213
1,056	Alten Ltd.	47,907
6,926	Altran Technologies SA	61,580
1,247	April	26,582
2,317	Beneteau SA(a)	42,493
85,396	Beni Stabili SpA REIT	58,744
468	bioMerieux	47,057
4,188	Bourbon SA	119,764
7,972	Bull(a)	35,223
3,834	Bureau Veritas SA	115,922
2,147	Club Mediterranee SA(a)	50,700
898	Dassault Systemes SA	109,277
14,868	Derichebourg SA(a)	52,150
691	Eramet	65,825
3,445	Etablissements Maurel et Prom	55,687
5,064	Euro Disney SCA(a)	33,114
111	Eurofins Scientific	30,475
430	Faiveley Transport	33,619
1,067	Gecina SA REIT	142,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
15,160	Groupe Eurotunnel SA	$147,197
4,249	Groupe Steria SCA	78,792
13,016	Havas SA	108,578
101	Hermes International	34,451
403	Iliad SA	92,263
710	Ingenico	53,532
1,639	Ipsos	69,220
2,672	JC Decaux SA	107,488
1,911	Medica SA	49,232
2,505	Mercialys SA REIT	54,063
1,278	Mersen	46,876
7,377	Metropole Television SA	170,243
5,456	Mobistar SA	95,017
2,117	Nexity	83,176
1,443	Orpea	77,980
27,283	Parmalat SpA	91,838
3,702	Plastic Omnium SA	106,193
157	Puma SE	46,840
2,005	Rallye SA	85,495
511	Remy Cointreau SA	50,491
1,306	Rubis	81,727
1,973	Saft Groupe SA	62,712
1,584	SEB SA	142,494
969	Societe BIC SA	121,262
11,450	Societe Television Francaise 1	221,041
9,223	SOITEC(a)	20,940
41,988	Solocal Group(a)	98,182
277	Sopra Group SA	24,259
3,364	Teleperformance	178,635
9,948	UbiSoft Entertainment SA(a)	128,210
675	Vicat SA	50,517
244	Vilmorin & Cie	28,846
105	Virbac SA	21,148

		3,994,225

	Germany—4.3%
4,025	Aareal Bank AG(a)	154,994
10,192	Air Berlin PLC(a)	23,555
3,658	Aixtron SE(a)	52,888
3,837	Alstria Office AG REIT	48,711
2,348	Axel Springer AG	141,777
1,450	Bauer AG	35,749
2,035	BayWa AG	103,927
806	Bechtle AG	51,829
1,765	Deutsche Euroshop AG	78,584
540	Deutsche Postbank AG	26,480
2,594	Deutsche Wohnen AG	48,878
11,562	Deutz AG(a)	110,187
2,210	DIC Asset AG	24,487
2,890	DMG MORI SEIKI AG	95,336
169	Draegerwerk AG & Co. KGAA	16,772
336	Draegerwerk AG & Co. KGaA (Preference Shares)	39,513
491	Duerr AG	43,121
940	ElringKlinger AG	40,089
842	Euler Hermes SA	111,310

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
440	Fielmann AG	$49,290
2,205	Fraport AG	171,079
860	Fuchs Petrolub AG	58,587
439	Fuchs Petrolub AG (Preference Shares)	35,571
4,553	GAGFAH SA(a)	64,807
1,330	Gerresheimer AG	88,273
662	Gerry Weber International AG	27,517
436	Gfk SE	25,518
1,899	GSW Immobilien AG	88,255
1,675	H&R AG(a)	20,310
1,643	Hamburger Hafen und Logistik AG	41,323
22,665	Heidelberger Druckmaschinen AG(a)	60,917
779	Indus Holding AG	28,065
2,695	Jenoptik AG	47,209
1,205	Jungheinrich AG (Preference Shares)	75,357
5,616	Kloeckner & Co. SE(a)	79,518
6,044	Kontron AG	41,462
758	Krones AG	66,529
56	KSB AG (Preference Shares)	35,028
847	KUKA AG	38,644
3,061	Leoni AG	208,113
1,305	MTU Aero Engines Holding AG	130,559
7,851	Nordex SE(a)	138,221
1,100	Norma Group AG	55,190
424	Pfeiffer Vacuum Technology AG	49,521
1,232	Rheinmetall AG	76,518
4,215	Rhoen Klinikum AG	117,843
1,576	SGL Carbon SE	61,685
1,032	Sixt AG	31,140
1,331	Sixt AG (Preference Shares)	31,883
1,238	SMA Solar Technology AG	50,626
2,128	Software AG	79,095
3,364	Stada Arzneimittel AG	193,933
3,079	Suedzucker AG	99,331
1,944	TAG Immobilien AG	23,522
2,466	United Internet AG	97,559
595	Vossloh AG	61,460
1,399	Wacker Chemie AG	131,785
2,772	Wincor Nixdorf AG	183,942
1,145	Wirecard AG	41,803

		4,255,175

	Gibraltar—0.0%
15,239	Bwin.Party Digital Entertainment PLC	30,065

	Greece—0.9%
26,308	Ellaktor SA(a)	114,808
2,349	Folli Follie Group(a)	69,937
5,357	Hellenic Exchanges SA Holding Clearing Settlement and Registry	56,515
6,453	Hellenic Petroleum SA	84,219
17,461	Intralot SA Integrated Lottery Systems & Services	46,290
4,841	JUMBO SA(a)	65,155
127,300	Marfin Investment Group Holdings SA(a)	81,340
1,626	Metka SA	30,616
7,506	Motor Oil (Hellas) Corinth Refineries SA	89,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Greece (continued)
8,893	Mytilineos Holdings SA(a)	$72,177
40,009	Piraeus Bank SA(a)	83,220
2,141	Titan Cement Co. SA(a)	58,505
16,568	TT Hellenic Postbank SA(a)	0
5,198	Viohalco Hellenic Copper and Aluminum Industry SA(a)	51,587

		903,964

	Hong Kong—2.5%
5,912	ASM Pacific Technology Ltd.	57,000
8,935	Cafe de Coral Holdings Ltd.	30,655
156,213	Champion REIT	69,714
6,000	Cheung Kong Infrastructure Holdings Ltd.	41,751
7,000	Chow Sang Sang Holdings International Ltd.	22,707
18,800	Chow Tai Fook Jewellery Group Ltd.	31,184
17,298	Dah Sing Banking Group Ltd.	32,619
9,327	Dah Sing Financial Holdings Ltd.	58,045
54,000	Fortune REIT	43,601
14,000	Galaxy Entertainment Group Ltd.(a)	104,462
55,315	Giordano International Ltd.	51,869
22,000	Great Eagle Holdings Ltd.	78,318
36,800	HKR International Ltd.	17,989
68,604	Hopewell Highway Infrastructure Ltd.	33,802
17,715	Hopewell Holdings Ltd.	59,636
91,000	Huabao International Holdings Ltd.	39,907
62,000	Hutchison Telecommunications Hong Kong Holdings Ltd.	27,189
26,000	Hysan Development Co. Ltd.	121,565
26,000	Indofood Agri Resources Ltd.	19,075
65,583	Johnson Electric Holdings Ltd.	47,201
66,000	Ju Teng International Holdings Ltd.	48,012
58,000	K Wah International Holdings Ltd.	31,794
808,000	Lai Sun Development(a)	23,136
8,000	Luk Fook Holdings International Ltd.	28,582
68,000	Midland Holdings Ltd.	27,716
121,200	New World China Land Ltd.	66,595
58,000	NWS Holdings Ltd.	90,519
195,000	Pacific Basin Shipping Ltd.	139,590
26,000	Pacific Textile Holdings Ltd.	35,681
32,000	Ports Design Ltd.	23,856
31,000	Road King Infrastructure Ltd.	31,228
21,000	Samsonite International SA	57,423
54,000	Shangri-La Asia Ltd.	98,903
187,650	Shui On Land Ltd.	65,349
82,174	Shun Tak Holdings Ltd.	47,589
140,000	Singamas Container Holdings Ltd.	32,684
18,000	SmarTone Telecommunications Holding Ltd.	23,728
64,000	Sunlight Real Estate Investment Trust REIT	25,260
44,318	Techtronic Industries Co.	111,466
10,425	Television Broadcasts Ltd.	60,979
52,857	Texwinca Holdings Ltd.	54,063
58,000	Truly International Holdings	36,806
16,000	Vitasoy International Holdings Ltd.	20,637
9,570	VTech Holdings Ltd.	137,384
5,425	Wing Hang Bank Ltd.	77,180
68,000	Xinyi Glass Holdings Co. Ltd.	67,359

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
42,000	Yuexiu Real Estate Investment Trust REIT	$21,127

		2,472,935

	India—0.1%
36,000	Ascendas India Trust	18,576
30,952	Essar Energy PLC(a)	59,275

		77,851

	Ireland—0.9%
17,394	Aer Lingus Group PLC	33,106
13,065	C&C Group PLC	76,678
3,986	Elan Corp. PLC(a)	66,111
5,401	Glanbia PLC	75,776
18,030	Grafton Group PLC	172,354
40,590	Greencore Group PLC	117,447
8,954	James Hardie Industries SE CDI	92,675
7,094	Kingspan Group PLC	118,818
537	Paddy Power PLC	43,438
13,462	UDG Healthcare PLC	67,480

		863,883

	Israel—1.2%
9,187	Africa-Israel Investments Ltd.(a)	15,502
1,717	Azrieli Group	55,328
7,292	Clal Industries Ltd.(a)	32,615
2,835	Clal Insurance Enterprise Holdings Ltd.	55,812
3,114	Delek Automotive Systems Ltd.	34,554
1,844	Elbit Systems Ltd.	98,772
2,551	First International Bank of Israel Ltd.	42,029
3,337	Gazit-Globe Ltd.	45,791
12,296	Harel Insurance Investments & Financial Services Ltd.	72,431
73,553	Israel Discount Bank Ltd., Class A(a)	147,560
19,927	Migdal Insurance & Financial Holding Ltd.	34,886
7,811	Mizrahi Tefahot Bank Ltd.	91,890
1,773	NICE Systems Ltd.	70,030
135,243	Oil Refineries Ltd.(a)	43,888
3,766	Ormat Industries Ltd.(a)	25,512
21,528	Partner Communications Co. Ltd.(a)	177,771
435	Paz Oil Co. Ltd.(a)	67,775
15,220	Shikun & Binui Ltd.	36,546
11,611	Shufersal Ltd.	47,016
3,304	Tower Semiconductor Ltd.(a)	16,073

		1,211,781

	Italy—3.2%
4,790	ACEA SpA	49,947
5,247	Ansaldo STS SpA	55,854
6,603	Astaldi SpA	64,453
5,055	ASTM SpA	76,420
8,779	Autogrill SpA(a)	79,010
1,792	Azimut Holding SpA	45,582
126,877	Banca Carige SpA(a)	101,941
37,475	Banca Piccolo Credito Valtellinese Scarl(a)	67,250
20,001	Banca Popolare di Sondrio Scarl	115,237
2,041	Brembo SpA	54,080
7,248	Buzzi Unicem SpA	125,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Italy (continued)
396	Ciments Francais SA	$28,420
45,390	CIR-Compagnie Industriali Riunite SpA(a)	75,715
7,999	Credito Emiliano SpA	60,735
1,071	Danieli & C. Officine Meccaniche SpA	33,008
3,282	Danieli & C. Officine Meccaniche SpA RSP	68,044
7,988	Davide Campari-Milano SpA	69,719
1,582	De’Longhi SpA	24,518
11,500	ERG SpA	140,708
13,305	Gemina SpA(a)	32,378
9,277	Geox SpA	25,451
5,032	Gtech SpA	153,170
39,656	Hera SpA	80,168
7,099	Indesit Co. SpA	73,541
3,082	Interpump Group SpA	34,358
108,006	Iren SpA	161,811
10,531	Italcementi SpA	93,776
18,090	Italcementi SpA RSP	85,093
522	Italmobiliare SpA(a)	17,032
1,344	Italmobiliare SpA RSP(a)	26,183
2,615	MARR SpA	41,168
16,015	Mediolanum SpA	139,561
125,886	Milano Assicurazioni SpA(a)	107,734
17,601	Piaggio & C. SpA	50,872
6,535	RCS Mediagroup SpA(a)	14,410
5,261	Recordati SpA	69,163
3,848	Safilo Group SpA(a)	78,993
108,936	Saras SpA(a)	134,918
2,413	Societa’ Cattolica di Assicurazioni Scarl	61,181
4,673	Societa Iniziative Autostradali e Servizi SpA	49,045
13,255	Sorin SpA(a)	36,581
330	Tod’s SpA	55,047
4,395	Trevi Finanziaria SpA	40,510
40,000	Vard Holdings Ltd.(a)	28,379
8,779	World Duty Free SpA(a)	97,390

		3,124,385

	Japan—31.4%
700	ABC-Mart, Inc.	35,032
6,200	Accordia Golf Co. Ltd.	67,997
22,500	ACOM Co. Ltd.(a)	87,835
910	Adastria Holdings Co. Ltd.	42,574
6,600	ADEKA Corp.	77,429
1,300	Aderans Co. Ltd.	15,887
4,600	Advantest Corp.	54,857
1,200	AEON Delight Co. Ltd.	23,337
3,900	AEON Financial Service Co. Ltd.	119,453
3,300	AEON Mall Co. Ltd.	93,810
2,600	Aica Kogyo Co. Ltd.	53,214
400	Aichi Bank Ltd. (The)	18,184
7,000	Aichi Steel Corp.	35,817
23,304	Aiful Corp.(a)	111,876
400	Ain Pharmaciez, Inc.	17,368
4,000	Air Water, Inc.	57,079
9,400	Akebono Brake Industry Co. Ltd.	45,127
2,100	Alpen Co. Ltd.	43,708
4,100	Alpine Electronics, Inc.	49,521

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
3,600	Amano Corp.	$35,189
2,200	Anritsu Corp.	28,770
15,700	AOC Holdings, Inc.	56,329
800	AOKI Holdings, Inc.	26,623
10,000	Aomori Bank Ltd. (The)	26,093
6,200	Aoyama Trading Co. Ltd.	157,796
21,000	Aozora Bank Ltd.	61,003
1,100	ARC Land Sakamoto Co. Ltd.	16,470
3,900	Arcs Co. Ltd.	73,142
3,200	Asahi Diamond Industrial Co. Ltd.	31,018
1,200	Asahi Holdings, Inc.	19,802
3,000	Asatsu-DK, Inc.	82,346
6,300	ASICS Corp.	110,897
2,300	ASKUL Corp.	73,611
7,400	Autobacs Seven Co. Ltd.	107,859
700	Avex Group Holdings, Inc.	17,737
10,000	Awa Bank Ltd. (The)	52,186
6,500	Azbil Corp.	156,753
800	Bank of Iwate Ltd. (The)	36,327
7,000	Bank of Nagoya Ltd. (The)	23,973
800	Bank of Okinawa Ltd. (The)	30,945
3,100	Bank of The Ryukyus Ltd.	33,904
15,600	Best Denki Co. Ltd.(a)	24,328
123	BIC Camera, Inc.	60,553
1,200	Calbee, Inc.	31,483
28,000	Calsonic Kansei Corp.	134,421
900	Canon Electronics, Inc.	16,833
6,500	Canon Marketing Japan, Inc.	86,989
3,200	Capcom Co. Ltd.	59,786
1,200	Cawachi Ltd.	22,566
24,000	Central Glass Co. Ltd.	83,417
2,600	Century Tokyo Leasing Corp.	82,153
2,800	Chiba Kogyo Bank Ltd. (The)(a)	21,290
1,300	Chiyoda Co. Ltd.	28,541
7,000	Chiyoda Corp.	88,615
2,400	Chori Co. Ltd.	28,719
4,000	Chugoku Marine Paints Ltd.	22,832
3,600	CKD Corp.	33,354
2,700	Coca-Cola East Japan Co. Ltd.	47,885
6,800	Coca-Cola West Co. Ltd.	137,996
2,300	Cocokara Fine, Inc.	65,430
2,000	Colowide Co. Ltd.	20,141
9,200	COMSYS Holdings Corp.	127,530
3,300	Daibiru Corp.	41,910
35,550	Daiei, Inc. (The)(a)	123,198
5,500	Daifuku Co. Ltd.	70,523
8,000	Daihen Corp.	34,084
21,000	Daikyo, Inc.	65,070
4,000	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	16,634
12,000	Dainippon Screen Manufacturing Co. Ltd.(a)	68,739
7,100	Dainippon Sumitomo Pharma Co. Ltd.	95,236
6,000	Daio Paper Corp.	44,338
23,000	Daishi Bank Ltd. (The)	80,175
34,000	Daiwabo Holdings Co. Ltd.	65,151
6,800	DCM Holdings Co. Ltd.	47,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
2,700	DeNA Co. Ltd.	$58,866
700	DISCO Corp.	44,165
2,700	Don Quijote Co. Ltd.	179,431
2,600	Doutor Nichires Holdings Co. Ltd.	47,251
19,000	DOWA Holdings Co. Ltd.	178,942
3,700	Duskin Co. Ltd.	75,237
500	DyDo Drinco, Inc.	21,175
800	Earth Chemical Co. Ltd.	29,763
3,700	EXEDY Corp.	109,782
5,000	Ezaki Glico Co. Ltd.	55,550
1,000	F.C.C. Co. Ltd.	22,791
3,300	FamilyMart Co. Ltd.	147,829
3,300	Fancl Corp.	39,253
2,200	Foster Electric Co. Ltd.	42,964
600	FP Corp.	46,356
3,900	Fuji Media Holdings, Inc.	77,634
3,800	Fuji Oil Co. Ltd.	69,214
800	Fuji Seal International, Inc.	24,071
2,800	Fuji Soft, Inc.	55,709
3,000	Fujitec Co. Ltd.	36,846
3,000	Fujitsu General Ltd.	36,357
6,000	Fukuyama Transporting Co. Ltd.	38,345
3,600	Funai Electric Co. Ltd.	38,235
30,000	Furukawa Co. Ltd.	62,379
28,000	Furukawa-Sky Aluminum Corp.	91,897
3,300	Futaba Corp.	45,677
12,700	Futaba Industrial Co. Ltd.(a)	47,248
1,200	Fuyo General Lease Co. Ltd.	49,720
5,800	Geo Corp.	54,151
3,900	Glory Ltd.	96,635
24,000	Godo Steel Ltd.	44,032
1,010	Goldcrest Co. Ltd.	26,961
2,700	Gree, Inc.	23,255
29,000	GS Yuasa Corp.	174,100
25,000	Gunze Ltd.	66,762
11,000	H2O Retailing Corp.	93,395
27,000	Hachijuni Bank Ltd. (The)	166,222
2,400	Hamamatsu Photonics KK	89,777
28,000	Hanwa Co. Ltd.	130,140
29,100	Haseko Corp.(a)	214,743
14,200	Hazama Ando Corp.	52,250
2,300	Heiwa Corp.	38,540
3,100	Heiwa Real Estate Co. Ltd.	55,864
2,900	Heiwado Co. Ltd.	45,195
7,000	Higashi-Nippon Bank Ltd. (The)	15,483
13,000	Higo Bank Ltd. (The)	73,805
800	Hikari Tsushin, Inc.	59,280
900	Hirose Electric Co. Ltd.	137,050
900	HIS Co. Ltd.	48,527
2,300	Hisamitsu Pharmaceutical Co., Inc.	124,248
3,300	Hitachi Capital Corp.	88,395
6,000	Hitachi High-Technologies Corp.	137,723
4,000	Hitachi Koki Co. Ltd.	29,232
3,000	Hitachi Kokusai Electric, Inc.	40,302
10,000	Hitachi Metals Ltd.	134,543
4,200	Hitachi Transport System Ltd.	66,697

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
11,200	Hitachi Zosen Corp.	$88,929
400	Hogy Medical Co. Ltd.	23,280
26,000	Hokkoku Bank Ltd. (The)	95,933
11,500	Hokuetsu Kishu Paper Co. Ltd.	53,567
1,200	Hokuto Corp.	23,044
1,000	Horiba Ltd.	36,490
2,400	Hoshizaki Electric Co. Ltd.	87,942
7,100	Hosiden Corp.	38,789
5,900	House Foods Group, Inc.	93,452
13,000	Hyakugo Bank Ltd. (The)	52,869
9,000	Hyakujushi Bank Ltd. (The)	32,749
900	IBJ Leasing Co. Ltd.	25,254
3,900	Iino Kaiun Kaisha Ltd.	25,600
1,100	Inaba Denki Sangyo Co. Ltd.	33,154
4,100	Inabata & Co. Ltd.	40,076
7,000	Iseki & Co. Ltd.	22,689
45,000	Ishihara Sangyo Kaisha Ltd.(a)	41,739
7,000	IT Holdings Corp.	100,673
4,400	ITO EN Ltd.	98,844
1,200	ITOCHU Techno-Solutions Corp.	47,029
10,000	Itoham Foods, Inc.	42,198
13,000	Iwatani Corp.	59,759
11,000	Iyo Bank Ltd. (The)	114,586
3,700	Izumi Co. Ltd.	120,115
10,000	Jaccs Co. Ltd.	47,600
700	JAFCO Co. Ltd.	34,961
4,100	Japan Airport Terminal Co. Ltd.	99,167
3,000	Japan Aviation Electronics Industry Ltd.	30,119
3,100	Japan Petroleum Exploration Co. Ltd.	126,073
4,600	Japan Securities Finance Co. Ltd.	33,570
7,000	J-Oil Mills, Inc.	22,118
2,000	Joshin Denki Co. Ltd.	16,308
26,000	Juroku Bank Ltd. (The)	101,763
34,800	JVC KENWOOD Holdings, Inc.	68,103
1,000	Kadokawa Group Holdings, Inc.	36,439
3,400	Kagome Co. Ltd.	59,052
10,000	Kagoshima Bank Ltd. (The)	67,169
3,000	Kaken Pharmaceutical Co. Ltd.	46,907
5,900	Kamei Corp.	43,900
2,000	Kanamoto Co. Ltd.	53,960
12,000	Kandenko Co. Ltd.	75,833
11,000	Kansai Paint Co. Ltd.	147,100
23,000	Kansai Urban Banking Corp.	27,428
1,100	Kato Sangyo Co. Ltd.	22,570
13,000	Keihan Electric Railway Co. Ltd.	53,532
3,800	Keihin Corp.	61,933
11,000	Keisei Electric Railway Co. Ltd.	113,352
13,000	Keiyo Bank Ltd. (The)	66,120
9,700	Kenedix, Inc.(a)	50,028
9,900	Kewpie Corp.	149,040
8,000	Kikkoman Corp.	145,632
12,000	Kinden Corp.	131,607
600	Kintetsu World Express, Inc.	22,872
2,400	Kissei Pharmaceutical Co. Ltd.	55,505
6,700	Kitz Corp.	28,819
3,700	Kiyo Bank Ltd. (The)(a)	49,291

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
1,100	Kobayashi Pharmaceutical Co. Ltd.	$61,553
4,200	Kohnan Shoji Co. Ltd.	44,179
9,400	Kojima Co. Ltd.(a)	26,156
10,600	Kokuyo Co. Ltd.	81,140
2,800	Komeri Co. Ltd.	68,352
4,000	Komori Corp.	62,746
7,200	Konami Corp.	173,707
1,000	Konishi Co. Ltd.	20,161
2,500	Kose Corp.	73,107
39,000	Kumagai Gumi Co. Ltd.(a)	119,651
23,000	Kurabo Industries Ltd.	40,088
9,000	KUREHA Corp.	34,675
3,400	Kuroda Electric Co. Ltd.	47,581
26,000	KYB Co., Ltd.	149,995
2,600	Kyoei Steel Ltd.	53,664
2,300	Kyokuto Kaihatsu Kogyo Co. Ltd.	28,741
3,100	KYORIN Holdings, Inc.	66,007
6,100	Kyowa Exeo Corp.	72,372
25,600	Leopalace21 Corp.(a)	177,173
4,300	Lintec Corp.	89,059
22,000	Lion Corp.	132,076
1,200	Mabuchi Motor Co. Ltd.	63,724
19,000	Maeda Corp.	136,337
3,000	Maeda Road Construction Co. Ltd.	53,236
4,000	Makino Milling Machine Co. Ltd.	26,134
800	Mandom Corp.	27,439
5,000	Marudai Food Co. Ltd.	15,748
64,000	Maruha Nichiro Holdings, Inc.	122,638
3,700	Maruichi Steel Tube Ltd.	90,360
3,100	Matsui Securities Co. Ltd.	33,019
3,200	Matsumotokiyoshi Holdings Co. Ltd.	107,960
2,000	Max Co. Ltd.	22,505
5,600	Megmilk Snow Brand Co. Ltd.	79,625
10,000	Meidensha Corp.	37,305
800	Meitec Corp.	21,307
35,000	Minebea Co. Ltd.	193,354
1,200	Ministop Co. Ltd.	18,750
2,600	Miraca Holdings, Inc.	117,001
6,500	Mirait Holdings Corp.	57,706
3,200	Misawa Homes Co. Ltd.	57,340
3,000	MISUMI Group, Inc.	87,728
6,000	Mitsubishi Logistics Corp.	83,111
40,000	Mitsubishi Paper Mills Ltd.(a)	36,286
900	Mitsubishi Shokuhin Co. Ltd.	25,172
21,000	Mitsubishi Steel Manufacturing Co. Ltd.	59,719
29,200	Mitsubishi UFJ Lease & Finance Co. Ltd.	164,884
10,000	Mitsui Matsushima Co. Ltd.	15,493
6,000	Mitsui Sugar Co. Ltd.	21,527
6,000	Mitsui-Soko Co. Ltd.	30,028
17,700	Mitsumi Electric Co. Ltd.(a)	118,890
1,200	Miura Co. Ltd.	31,471
600	Mochida Pharmaceutical Co. Ltd.	38,100
6,600	Mori Seiki Co. Ltd.	106,692
11,000	Morinaga & Co. Ltd.	23,433
22,000	Morinaga Milk Industry Co. Ltd.	68,617
1,100	MOS Food Services, Inc.	21,347

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
2,400	Musashi Seimitsu Industry Co. Ltd.	$56,557
2,900	Musashino Bank Ltd. (The)	101,682
4,000	Nabtesco Corp.	97,482
8,000	Nachi-Fujikoshi Corp.	39,140
7,600	Nagase & Co. Ltd.	94,429
32,000	Nagoya Railroad Co. Ltd.	92,957
4,500	Namura Shipbuilding Co. Ltd.	64,947
7,000	Nanto Bank Ltd. (The)	27,755
2,100	NEC Networks & System Integration Corp.	52,848
3,700	NET One Systems Co. Ltd.	25,833
15,900	NHK Spring Co. Ltd.	165,790
6,000	Nichias Corp.	40,607
5,400	Nichicon Corp.	56,306
3,200	Nichii Gakkan Co.	32,095
1,000	Nichi-Iko Pharmaceutical Co. Ltd.	24,941
3,000	Nifco, Inc.	79,808
900	Nihon Kohden Corp.	37,015
2,000	Nihon Parkerizing Co. Ltd.	39,058
5,500	Nihon Unisys Ltd.	48,996
2,000	Nikkiso Co. Ltd.	24,768
4,000	Nippo Corp.	74,896
9,000	Nippon Carbon Co. Ltd.	17,521
10,000	Nippon Chemi-Con Corp.(a)	45,051
22,800	Nippon Coke & Engineering Co. Ltd.	28,817
8,000	Nippon Denko Co. Ltd.	23,239
3,000	Nippon Densetsu Kogyo Co. Ltd.	37,519
10,000	Nippon Flour Mills Co. Ltd.	48,211
9,000	Nippon Kayaku Co. Ltd.	125,767
5,000	Nippon Koei Co. Ltd.	23,494
2,900	Nippon Konpo Unyu Soko Co. Ltd.	50,486
9,000	Nippon Paint Co. Ltd.	150,994
5,000	Nippon Road Co. Ltd. (The)	31,088
1,000	Nippon Seiki Co. Ltd.	16,308
2,000	Nippon Shinyaku Co. Ltd.	34,451
13,000	Nippon Shokubai Co. Ltd.	159,403
3,000	Nippon Signal Co. Ltd.	22,811
9,000	Nippon Soda Co. Ltd.	54,949
12,000	Nippon Steel & Sumikin Texeng Co. Ltd.	36,449
49,500	Nippon Suisan Kaisha Ltd.(a)	100,907
3,000	Nippon Synthetic Chemical Industry Co. Ltd. (The)	28,927
3,400	Nippon Television Holdings, Inc.	62,240
5,000	Nippon Thompson Co. Ltd.	27,214
28,500	Nippon Yakin Kogyo Co. Ltd.(a)	94,119
10,100	Nipro Corp.	92,239
42,000	Nishimatsu Construction Co. Ltd.	147,691
41,000	Nishi-Nippon City Bank Ltd. (The)	110,743
12,000	Nishi-Nippon Railroad Co. Ltd.	45,989
9,300	Nissan Chemical Industries Ltd.	145,695
4,000	Nissan Shatai Co. Ltd.	69,025
2,600	Nissha Printing Co. Ltd.(a)	42,348
9,000	Nisshin Oillio Group Ltd. (The)	30,272
19,000	Nisshinbo Holdings, Inc.	167,322
3,100	Nissin Kogyo Co. Ltd.	57,854
1,650	Nitori Holdings Co. Ltd.	154,892
4,000	Nittetsu Mining Co. Ltd.	22,913

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
8,000	Nitto Boseki Co. Ltd.	$37,101
2,100	Nitto Kogyo Corp.	33,198
9,000	NOF Corp.	62,471
7,000	Nomura Real Estate Holdings, Inc.	176,873
5,300	Nomura Research Institute Ltd.	177,729
7,000	Noritake Co. Ltd.	19,050
2,900	Noritz Corp.	67,305
1,000	NS Solutions Corp.	22,801
2,800	NSD Co. Ltd.	34,276
4,600	NTT Urban Development Corp.	58,467
2,900	OBIC Co. Ltd.	91,041
25,000	Ogaki Kyoritsu Bank Ltd. (The)	70,329
7,000	Oita Bank Ltd. (The)	25,685
3,300	Okabe Co. Ltd.	44,130
4,000	Okamura Corp.	28,947
3,000	Okasan Securities Group, Inc.	25,808
106,000	Oki Electric Industry Co. Ltd.(a)	242,014
2,600	Okinawa Electric Power Co., Inc. (The)	90,368
8,000	OKUMA Corp.	67,271
20,000	Okumura Corp.	94,792
12,000	Onward Holdings Co. Ltd.	99,317
29,100	Orient Corp.(a)	72,668
1,000	Osaka Titanium Technologies Co.	21,863
2,700	OSG Corp.	43,619
800	Otsuka Corp.	103,802
11,000	Pacific Metals Co. Ltd.	40,251
7,000	PanaHome Corp.	47,375
3,100	Park24 Co. Ltd.	60,540
22,500	Penta-Ocean Construction Co. Ltd.	67,883
42,400	Pioneer Corp.(a)	77,790
1,000	Pola Orbis Holdings, Inc.	33,891
5,000	Press Kogyo Co. Ltd.	21,914
22,000	Prima Meat Packers Ltd.	46,642
500	Relo Holdings, Inc.	23,137
10,800	Renesas Electronics Corp.(a)	62,195
2,200	Resorttrust, Inc.	83,641
800	Ricoh Leasing Co. Ltd.	22,856
5,000	Riken Corp.	21,863
900	Rinnai Corp.	69,718
1,100	Riso Kagaku Corp.	24,509
4,000	Rohto Pharmaceutical Co. Ltd.	58,180
4,300	Round One Corp.	22,791
22,000	Ryobi Ltd.	97,095
1,000	Ryohin Keikaku Co. Ltd.	99,786
4,400	Ryosan Co. Ltd.	85,210
2,700	Ryoyo Electro Corp.	24,741
2,500	Saizeriya Co. Ltd.	30,909
1,200	San-A Co. Ltd.	34,235
10,000	Sanden Corp.	40,465
1,100	Sangetsu Co. Ltd.	29,185
13,000	San-in Godo Bank Ltd. (The)	94,211
10,000	Sanken Electric Co. Ltd.	55,142
5,000	Sanki Engineering Co. Ltd.	31,189
2,800	Sankyo Tateyama, Inc.	59,191
22,000	Sankyu, Inc.	78,708
700	Sanrio Co. Ltd.	38,385

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
3,400	Sanshin Electronics Co. Ltd.	$22,214
10,000	Sanwa Holdings Corp.	64,010
6,000	Sanyo Chemical Industries Ltd.	41,280
7,000	Sanyo Shokai Ltd.	19,335
10,000	Sanyo Special Steel Co. Ltd.	53,817
23,000	Sasebo Heavy Industries Co. Ltd.(a)	23,912
800	Sawai Pharmaceutical Co. Ltd.	58,383
1,300	SCSK Corp.	32,901
13,000	Seiko Holdings Corp.	58,434
19,000	Seino Holdings Co. Ltd.	187,269
3,900	Seiren Co. Ltd.	24,845
2,000	Sekisui Jushi Corp.	29,090
6,000	Senko Co. Ltd.	32,351
19,000	Senshu Ikeda Holdings, Inc.	93,538
29,000	Seven Bank Ltd.	102,569
10,000	Shiga Bank Ltd. (The)	54,633
2,100	Shima Seiki Manufacturing Ltd.	43,023
22,000	Shimadzu Corp.	215,044
6,600	Shinko Electric Industries Co. Ltd.	58,526
3,500	Shinko Plantech Co. Ltd.	28,254
3,000	Shinmaywa Industries Ltd.	23,514
800	Ship Healthcare Holdings, Inc.	32,780
2,000	Shochiku Co. Ltd.	19,774
3,900	Showa Corp.	53,943
3,300	Sintokogio Ltd.	24,790
17,400	SKY Perfect JSAT Holdings, Inc.	100,559
4,100	Sodick Co. Ltd.	19,140
6,600	Sohgo Security Services Co. Ltd.	133,197
7,800	Sony Financial Holdings, Inc.	145,251
25,000	Sotetsu Holdings, Inc.	93,008
6,200	Square Enix Holdings Co. Ltd.	99,847
2,300	Sugi Holdings Co. Ltd.	96,234
9,000	Sumco Corp.	81,643
22,000	Sumitomo Bakelite Co. Ltd.	79,156
9,700	Sumitomo Forestry Co. Ltd.	112,611
89,400	Sumitomo Mitsui Construction Co. Ltd.(a)	116,636
35,000	Sumitomo Osaka Cement Co. Ltd.	140,913
8,000	Sumitomo Warehouse Co. Ltd. (The)	46,805
1,200	Sundrug Co. Ltd.	59,749
6,000	Suruga Bank Ltd.	95,036
33,000	SWCC Showa Holdings Co. Ltd.(a)	37,672
1,100	Sysmex Corp.	72,541
2,700	Tachi-S Co. Ltd.	43,041
4,000	Tadano Ltd.	54,877
3,000	Taihei Dengyo Kaisha Ltd.	21,129
2,100	Taikisha Ltd.	48,824
9,200	Taiyo Yuden Co. Ltd.	117,403
7,000	Takara Holdings, Inc.	64,000
4,000	Takara Standard Co. Ltd.	32,209
4,100	Takasago Thermal Engineering Co. Ltd.	34,268
3,900	Takata Corp.	98,066
800	Tamron Co. Ltd.	17,091
21,000	Tekken Corp.(a)	68,495
2,400	Temp Holdings Co. Ltd.	69,840
3,300	T-Gaia Corp.	33,266
6,200	THK Co. Ltd.	134,857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
24,000	Toa Corp.(a)	$58,220
13,000	Toagosei Co. Ltd.	58,832
3,500	TOC Co. Ltd.	28,325
40,000	Toda Corp.	145,959
4,000	Toei Co. Ltd.	24,055
22,000	Toho Bank Ltd. (The)	69,065
5,900	Toho Co. Ltd.	126,347
8,000	Toho Zinc Co. Ltd.	24,055
25,000	Tokai Carbon Co. Ltd.	85,873
12,400	Tokai Holdings Corp.	43,983
4,600	Tokai Rika Co. Ltd.	97,242
3,900	Tokai Rubber Industries Ltd.	35,856
6,400	Tokai Tokyo Financial Holdings, Inc.	53,361
552	Token Corp.	29,313
3,100	Tokyo Broadcasting System Holdings, Inc.	40,760
6,000	Tokyo Dome Corp.	41,097
2,400	Tokyo Ohka Kogyo Co. Ltd.	52,888
22,000	Tokyo Rope Manufacturing Co. Ltd.(a)	38,345
17,500	Tokyo Steel Manufacturing Co. Ltd.(a)	93,645
3,000	Tokyo Tomin Bank Ltd. (The)	32,076
12,660	Tokyu Construction Co. Ltd.(a)	74,197
6,100	Tomony Holdings, Inc.	23,005
7,800	Tomy Co. Ltd.	40,228
5,400	Toppan Forms Co. Ltd.	50,362
26,000	Topy Industries Ltd.	56,977
4,000	Toshiba Machine Co. Ltd.	20,671
1,000	Toshiba Plant Systems & Services Corp.	17,643
10,000	Toshiba TEC Corp.	61,564
2,100	Totetsu Kogyo Co. Ltd.	47,218
23,000	Towa Bank Ltd. (The)	21,099
7,900	Toyo Construction Co. Ltd.	27,861
7,000	Toyo Engineering Corp.	29,752
12,000	Toyo Ink SC Holdings Co. Ltd.	61,034
12,000	Toyo Tire & Rubber Co. Ltd.	69,962
7,500	Toyota Boshoku Corp.	100,219
2,500	transcosmos, Inc.	43,293
4,200	Trend Micro, Inc.	155,825
1,000	Trusco Nakayama Corp.	21,282
2,800	TS Tech Co. Ltd.	104,740
12,200	TSI Holdings Co. Ltd.	86,175
7,000	Tsubakimoto Chain Co.	46,377
2,700	Tsumura & Co.	84,762
400	Tsuruha Holdings, Inc.	36,327
1,300	TV Asahi Corp.	30,198
2,300	UKC Holdings Corp.	45,831
9,200	Ulvac, Inc.(a)	93,866
2,200	Unicharm Corp.	141,046
2,500	Unipres Corp.	50,377
900	United Arrows Ltd.	38,712
75,000	Unitika Ltd.(a)	45,867
9,400	Ushio, Inc.	118,231
7,100	USS Co. Ltd.	103,920
4,500	Valor Co. Ltd.	64,902
8,000	Wacoal Holdings Corp.	85,944
3,000	Wakita & Co. Ltd.	39,048
2,100	Warabeya Nichiyo Co. Ltd.	39,192

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
500	Welcia Holdings Co. Ltd.	$30,272
2,400	Xebio Co. Ltd.	51,836
23,600	Yahoo! Japan Corp.	109,930
3,200	Yakult Honsha Co., Ltd.	162,267
5,000	Yamanashi Chuo Bank Ltd. (The)	21,099
2,800	Yamato Kogyo Co. Ltd.	103,741
5,800	Yamazen Corp.	36,771
12,000	Yaskawa Electric Corp.	154,847
7,000	Yodogawa Steel Works Ltd.	31,679
2,000	Yokogawa Bridge Holdings Corp.	28,437
13,900	Yokogawa Electric Corp.	181,347
1,200	Yorozu Corp.	23,667
3,000	Yoshinoya Holdings Co. Ltd.	34,461
28,000	Yuasa Trading Co. Ltd.	56,508
3,800	Zensho Co. Ltd.	43,419
10,000	Zeon Corp.	118,948

		31,000,306

	Jersey Island—0.1%
5,943	Atrium European Real Estate Ltd.	35,598
1,129	Randgold Resources Ltd.	84,163

		119,761

	Luxembourg—0.3%
1,304	Ipsen SA	57,288
7,750	L’occitane International SA	17,573
4,148	ProSiebenSat.1 Media AG	197,823

		272,684

	Macau—0.1%
39,000	SJM Holdings Ltd.	126,008

	Malaysia—0.1%
74,000	Genting Singapore PLC	90,982
67,000	Parkson Retail Group Ltd.	22,987

		113,969

	Mexico—0.0%
2,784	Fresnillo PLC	43,632

	Netherlands—1.8%
5,544	Aalberts Industries NV	166,117
1,312	Accell Group	26,791
3,650	AMG Advanced Metallurgical Group NV(a)	40,923
2,386	Arcadis NV	75,012
1,349	ASM International NV	44,593
1,735	Axfood AB	89,953
4,059	BinckBank NV	39,179
2,326	Eurocommercial Properties NV REIT	99,040
1,246	Gemalto NV	139,902
8,652	Grontmij NV CVA(a)	44,156
2,849	Koninklijke Ten Cate NV	86,721
1,506	Koninklijke Vopak NV	92,840
9,230	Koninklijke Wessanen NV	34,633
6,517	Nieuwe Steen Investments Funds NV REIT	49,172
4,300	Prada SpA	41,929
1,296	TKH Group NV CVA	41,519
8,122	TomTom NV(a)	62,950
940	Unit 4 NV	44,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Netherlands (continued)
14,287	USG People NV	$189,590
2,080	Vastned Retail NV REIT	96,299
1,830	Wereldhave NV REIT	142,630
3,007	Ziggo NV	129,202

		1,777,521

	New Zealand—0.6%
27,913	Air New Zealand Ltd.	37,199
35,530	Auckland International Airport Ltd.	100,876
33,722	Chorus Ltd.	73,970
22,306	Fisher & Paykel Healthcare Corp. Ltd.	67,947
30,362	Goodman Property Trust REIT	25,886
16,520	Infratil Ltd.	34,186
30,028	Kiwi Income Property Trust REIT	27,217
21,463	Precinct Properties New Zealand Ltd.	17,677
6,439	Ryman Healthcare Ltd.	40,241
24,349	Sky City Entertainment Group Ltd.	78,403
11,510	Sky Network Television Ltd.	59,070
6,621	Trade Me Ltd.	24,662
9,525	Vector Ltd.	20,578

		607,912

	Norway—1.0%
1,438	Aker ASA, Class A	45,332
31,528	Archer Ltd.(a)	28,889
7,013	Atea ASA	77,821
4,668	Austevoll Seafood ASA	29,039
34,655	BW Offshore Ltd.	47,603
3,204	Cermaq ASA	56,832
17,967	DNO International ASA(a)	50,961
1,467	Fred Olsen Energy ASA	61,835
20,312	Kvaerner ASA	33,126
820	Leroy Seafood Group ASA	25,505
22,583	Norwegian Property ASA	28,932
8,120	ProSafe SE	69,695
2,201	Schibsted ASA	134,700
69,629	Songa Offshore SE(a)	65,558
4,647	Sparebank 1 Sr Bank ASA	41,800
9,852	Sparebanken 1 SMN	83,235
1,217	Stolt-Nielsen Ltd.	34,478
3,933	Tomra Systems ASA	36,204
3,177	Wilh. Wilhelmsen ASA	29,512

		981,057

	Peru—0.0%
5,767	Hochschild Mining PLC	15,334

	Portugal—0.7%
9,147	Altri SGPS SA	29,832
13,596	EDP Renovaveis SA(a)	75,026
5,913	Jeronimo Martins SGPS SA	109,407
17,829	Mota-Engil SGPS SA	82,169
17,342	Portucel SA	66,957
7,579	Redes Energeticas Nacionais SA	22,823
3,383	Semapa-Sociedade de Investimento e Gestao SGPS SA	33,247
137,819	Sonae	199,543

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Portugal (continued)
16,309	ZON OPTIMUS SGPS SA	$112,324

		731,328

	Russia—0.1%
4,380	Polymetal International PLC	42,187
7,276	Polyus Gold International Ltd.	22,590
127,000	United Co. Rusal PLC(a)	38,822

		103,599

	Singapore—2.6%
21,000	AIMS AMP Capital Industrial REIT	26,835
62,000	Ascendas REIT	118,467
30,000	Ascott Residence Trust REIT	31,685
16,903	Australand Property Group REIT	59,704
31,000	Biosensors International Group Ltd.	23,493
25,000	Cache Logistics Trust REIT	24,086
42,000	Cambridge Industrial Trust REIT	23,703
73,000	CapitaCommercial Trust REIT	86,810
33,000	CapitaMalls Asia Ltd.	53,743
22,000	CDL Hospitality Trusts REIT	29,532
30,000	Ezra Holdings Ltd.(a)	32,410
27,000	Far East Hospitality Trust REIT	19,482
11,000	Frasers Centrepoint Trust REIT	16,451
32,000	Frasers Commercial Trust REIT	33,281
60,000	Global Logistic Properties Ltd.	149,474
12,000	Ho Bee Investment Ltd.	19,930
59,000	Hutchison Port Holdings Trust, Class U	43,070
22,000	Hyflux Ltd.	20,575
32,000	Keppel Land Ltd.	95,715
75,000	Lippo-Malls Indonesia Retail Trust REIT	27,210
10,000	M1 Ltd.	27,492
34,000	Mapletree Commercial Trust REIT	34,539
41,000	Mapletree Industrial Trust REIT	45,781
43,000	Mapletree Logistics Trust REIT	37,961
4,895	Millennium & Copthorne Hotels PLC	44,787
101,000	Neptune Orient Lines Ltd.(a)	86,314
95,300	Olam International Ltd.	118,323
8,000	OUE Ltd.	15,609
78,000	Raffles Education Corp. Ltd.(a)	18,866
36,000	SATS Ltd.	98,682
37,000	SembCorp Marine Ltd.	134,236
6,000	SIA Engineering Co.	24,429
19,000	Singapore Exchange Ltd.	112,436
66,000	Singapore Post Ltd.	69,706
36,000	SMRT Corp. Ltd.	37,731
78,154	SP Ausnet	92,510
60,000	Starhill Global REIT	39,183
29,000	StarHub Ltd.	104,043
80,000	Suntec REIT	110,614
24,000	United Engineers Ltd.	35,796
26,000	UOL Group Ltd.	138,138
12,000	Venture Corp. Ltd.	75,269
31,000	Wing Tai Holdings Ltd.	55,234
33,000	Yanlord Land Group Ltd.	32,858

		2,526,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Africa—0.1%
73,286	Aquarius Platinum Ltd.(a)	$50,923

	South Korea—6.5%
71	Amorepacific Corp.	58,232
114	Amorepacific Group, Inc.	40,248
10,820	Asiana Airlines(a)	51,410
2,055	Cheil Worldwide, Inc.(a)	50,661
541	CJ CGV Co. Ltd.	25,475
293	CJ CheilJedang Corp.	71,127
1,015	CJ E&M Corp.(a)	35,117
282	CJ Korea Express Co. Ltd.(a)	24,538
1,866	Coway Co. Ltd.	106,603
980	Daesang Corp.	32,058
13,570	Daewoo Engineering & Construction Co. Ltd.(a)	109,890
1,160	Daewoo Industrial Development Co. Ltd.(a)	0
2,960	Daewoo International Corp.	109,247
8,990	Daewoo Securities Co. Ltd.	83,989
547	Daewoong Pharmaceutical Co. Ltd.	43,110
4,920	Daishin Securities Co. Ltd.	41,048
2,920	Daishin Securities Co. Ltd. (Preference Shares)	16,462
8,690	DGB Financial Group, Inc.	139,269
88	Dong-A Socio Holdings Co. Ltd., Class A	12,527
147	Dong-A ST Co. Ltd.(a)	17,253
3,380	Dongbu HiTek Co. Ltd.(a)	19,278
4,670	Doosan Engine Co. Ltd.(a)	41,560
8,500	Doosan Infracore Co. Ltd.(a)	121,801
110	GS Home Shopping, Inc.	25,365
8,559	Hanjin Heavy Industries & Construction Co. Ltd.(a)	99,246
2,103	Hanjin Transportation Co. Ltd.	36,380
6,820	Hansol Paper Co.	79,082
7,251	Hanwha Chemical Corp.	159,272
17,620	Hanwha Life Insurance Co. Ltd.	117,937
907	Hite Jinro Co. Ltd.	22,274
1,210	Hitejinro Holdings Co. Ltd.	13,175
1,239	Hotel Shilla Co. Ltd.	80,011
680	Hyundai Department Store Co. Ltd.	108,338
5,700	Hyundai Development Co.	126,816
348	Hyundai Glovis Co. Ltd.	77,260
1,880	Hyundai Greenfood Co. Ltd.	29,952
240	Hyundai Home Shopping Network Corp.	38,011
1,760	Hyundai Hysco Co. Ltd.	69,852
5,450	Hyundai Merchant Marine Co. Ltd.(a)	70,646
1,067	Hyundai Mipo Dockyard Co. Ltd.	169,996
10,760	Hyundai Securities Co.	68,268
693	Hyundai Wia Corp.	119,556
5,430	JB Financial Group Co. Ltd.(a)	37,164
3,770	Kangwon Land, Inc.	103,602
479	KCC Corp.	192,142
1,710	Kolon Corp.	32,000
6,630	Kolon Global Corp.(a)	24,189
2,338	Kolon Industries, Inc.	130,703
1,980	Korea Investment Holdings Co. Ltd.	77,184
449	Korea Line Corp.(a)	12,487
365	Korea Zinc Co. Ltd.	106,670
6,787	Korean Reinsurance Co.	76,140

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
1,194	Kumho Petro Chemical Co. Ltd.	$117,064
7,280	Kumho Tire Co., Inc.(a)	85,102
2,000	LG Fashion Corp.	61,277
577	LG Hausys Ltd.	69,898
109	LG Household & Health Care Ltd.	56,619
779	LG Innotek Co. Ltd.(a)	62,937
4,590	LIG Insurance Co. Ltd.	114,236
33	Lotte Chilsung Beverage Co. Ltd.	48,998
34	Lotte Confectionery Co. Ltd.	58,304
767	Lotte Himart Co. Ltd.	60,377
641	Mando Corp.	86,413
6,025	Meritz Fire & Marine Insurance Co. Ltd.	84,915
1,357	Mirae Asset Securities Co. Ltd.	45,798
26	Namyang Dairy Products Co. Ltd.	21,251
268	Naver Corp.	150,833
238	NCsoft Corp.	46,108
2,900	Nexon Co. Ltd.	33,874
99	NHN Entertainment Corp.(a)	10,593
190	Nong Shim Co. Ltd.	46,033
45	Orion Corp.	43,908
141	Ottogi Corp.	45,527
2,770	Poongsan Corp.	77,035
613	S1 Corp.	36,581
398	Samchully Co. Ltd.	49,152
3,472	Samsung Card Co. Ltd.	128,635
921	Samsung Engineering Co. Ltd.	64,859
759	Samsung Fine Chemicals Co. Ltd.	34,346
2,469	Samsung Securities Co., Ltd.	109,514
1,417	Samsung Techwin Co. Ltd.	77,346
501	Samyang Corp.	41,799
2,983	Seah Besteel Corp.	78,037
421	SFA Engineering Corp.	17,939
2,394	SK Chemicals Co. Ltd.	117,133
543	SK Gas Co. Ltd.	38,341
17,840	SK Networks Co. Ltd.	112,010
1,370	SKC Co. Ltd.	41,588
5,930	STX Engine Co. Ltd.(a)	29,294
21,740	STX Offshore & Shipbuilding Co. Ltd.(a)	63,534
22,000	STX Pan Ocean Co. Ltd.(a)	23,436
34	Taekwang Industrial Co. Ltd.	41,989
17,702	Taihan Electric Wire Co. Ltd.(a)	34,211
3,820	Tongyang Life Insurance	40,514
11,770	TongYang Securities, Inc.	26,686
26,000	Tongyang, Inc.(a)	11,324
7,710	Woori Investment & Securities Co. Ltd.	81,407
32	Young Poong Corp.	42,536
650	Youngone Corp.	21,999
205	Yuhan Corp.	36,140
1,622	Zyle Motor Sales Corp.(a)	0

		6,382,071

	Spain—2.0%
8,341	Abengoa SA	25,888
39,772	Abengoa SA, Class B	96,623
7,948	Acerinox SA	104,974
2,604	Almirall SA	38,977

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Spain (continued)
8,040	Antena 3 de Television SA	$134,990
5,239	Bolsas y Mercados Espanoles	196,329
3,775	Caja de Ahorros del Mediterraneo(a)	0
158	Construcciones y Auxiliar de Ferrocarriles SA	82,237
4,861	Ebro Foods SA	109,966
10,874	Ence Energia y Celulosa SA	43,758
7,712	Faes Farma SA	27,836
1,899	Grifols SA	77,980
2,551	Grupo Catalana Occidente SA	86,529
17,493	Mediaset Espana Comunicacion SA(a)	214,036
5,276	Melia Hotels International SA	59,964
8,920	NH Hoteles SA(a)	46,688
745	Pescanova SA(a)	0
169,102	Promotora de Informaciones SA, Class A(a)	86,210
10,572	Prosegur Cia de Seguridad SA	62,952
54,542	Sacyr Vallehermoso SA(a)	294,597
1,449	Tecnicas Reunidas SA	74,758
11,157	Tubacex SA	43,077
1,290	Viscofan SA	68,563

		1,976,932

	Sweden—2.0%
1,060	AarhusKarlshamn AB	62,820
863	AF AB, Class B	27,339
960	Avanza Bank Holding AB	30,932
1,022	Betsson AB	32,219
5,257	Billerudkorsnas AB	61,823
6,725	Castellum AB	103,301
5,222	Elekta AB, Class B	77,147
27,009	Eniro AB(a)	117,910
7,219	Fabege AB	83,223
4,746	Haldex AB	34,471
538	Hexpol AB	40,489
4,246	Holmen AB, Class B	141,270
3,497	Hufvudstaden AB, Class A	45,854
1,642	Intrum Justitia AB	43,771
2,668	JM AB	76,275
13,476	Kungsleden AB	99,127
3,398	Lindab International AB(a)	33,161
3,371	Loomis AB, Class B	81,006
1,367	Lundbergforetagen AB, Class B	57,248
3,124	Lundin Petroleum AB(a)	64,594
11,377	Meda AB, Class A	127,992
2,279	Modern Times Group AB, Class B	124,603
1,664	NIBE Industrier AB, Class B	31,963
5,553	Nobia AB	48,484
14,683	Peab AB	86,563
3,160	Saab AB, Class B	63,483
41,678	SAS AB(a)	125,593
2,813	Wallenstam AB, Class B	39,145
2,557	Wihlborgs Fastigheter AB	44,256

		2,006,062

	Switzerland—3.5%
2,132	Actelion Ltd.	165,394
1,826	AFG Arbonia-Forster Holding AG(a)	63,619

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
328	Allreal Holding AG	$45,168
361	Alpiq Holding AG	47,838
139	Banque Cantonale Vaudoise	77,516
65	Barry Callebaut AG	68,047
12	Belimo Holding AG	31,009
456	Bucher Industries AG	126,772
88	Burckhardt Compression Holding AG	35,324
264	Daetwyler Holding AG	33,672
811	DKSH Holding AG	67,930
574	Dufry Group(a)	92,989
127	Emmi AG	36,604
200	EMS-Chemie Holding AG	73,049
135	Flughafen Zuerich AG	74,988
102	Forbo Holding AG	80,199
198	Galenica AG	175,468
3,779	Gategroup Holding AG(a)	99,321
492	Huber & Suhner AG	26,948
142	Kaba Holding AG, Class B	60,882
3,527	Kudelski SA	48,881
256	Kuoni Reisen Holding AG, Class B	108,557
13,167	Logitech International SA	135,080
8,267	Meyer Burger Technology AG(a)	97,227
225	Mobimo Holding AG	47,209
8,188	Nobel Biocare Holding AG	135,630
6,287	OC Oerlikon Corp. AG	88,173
1,446	Osem Investments Ltd.	32,017
998	Panalpina Welttransport Holding AG	149,774
298	Partners Group Holding AG	77,367
1,244	PSP Swiss Property AG	107,153
374	Rieter Holding AG	78,595
113,936	Schmolz + Bickenbach AG(a)	144,693
38	Schweiter Technologies AG	25,556
609	Schweizerische National-Versicherungs-Gesellschaft AG	30,162
41	Sika AG	129,536
72	St. Galler Kantonalbank AG	29,379
290	Straumann Holding AG	57,837
1,491	Swiss Prime Site AG	113,280
262	Tecan Group AG	27,486
1,174	Valiant Holding	109,939
323	Valora Holding AG	79,863
11	Vetropack Holding AG	22,011
1,272	Vontobel Holding AG	51,060
543	Zehnder Group AG	25,634

		3,434,836

	Taiwan—0.2%
263,000	FIH Mobile Ltd.(a)	148,240
74,000	TCC International Holdings Ltd.	27,489
22,000	Uni-President China Holdings Ltd.	21,991

		197,720

	Ukraine—0.0%
8,137	Ferrexpo PLC	23,740

	United Arab Emirates—0.0%
14,704	Lamprell PLC(a)	38,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom—10.3%
17,892	Aberdeen Asset Management PLC	$127,313
28,651	Afren PLC(a)	72,590
11,076	Alent PLC	61,676
4,115	APR Energy PLC	76,689
7,077	ARM Holdings PLC	112,051
13,037	Ashmore Group PLC	84,724
16,147	Ashtead Group PLC	169,919
872	Aveva Group PLC	36,229
10,085	AZ Electronic Materials SA	46,582
18,525	BBA Aviation PLC	100,686
20,956	Beazley PLC	77,032
6,894	Bellway PLC	166,582
3,714	Berendsen PLC	57,909
4,080	Berkeley Group Holdings PLC (The)	153,385
3,121	Betfair Group PLC	50,393
5,127	Big Yellow Group PLC REIT	38,492
11,279	Bodycote PLC	119,235
66,779	Booker Group PLC	161,038
6,108	Bovis Homes Group PLC	77,033
11,207	Brewin Dolphin Holdings PLC	51,135
13,436	Britvic PLC	134,914
11,153	Bumi PLC(a)	34,807
13,903	Cape PLC	61,705
12,503	Capital & Counties Properties PLC	69,663
3,858	Chemring Group PLC	13,481
7,046	Chesnara PLC	33,055
7,475	Cineworld Group PLC	44,525
2,857	Computacenter PLC	27,242
2,724	Croda International PLC	106,609
6,434	CSR PLC	56,801
10,713	Dairy Crest Group PLC	92,426
7,415	De La Rue PLC	101,796
2,279	Dechra Pharmaceuticals PLC	25,264
2,827	Derwent London PLC REIT	113,728
5,078	Devro PLC	25,805
1,050	Dignity PLC	23,499
2,527	Diploma PLC	28,135
3,683	Domino Printing Sciences PLC	40,917
9,163	easyJet PLC	192,702
33,793	Electrocomponents PLC	161,953
12,982	Elementis PLC	54,040
36,332	Enquest PLC(a)	77,925
32,888	Enterprise Inns PLC(a)	80,049
21,761	F&C Asset Management PLC	35,486
7,838	Fenner PLC	50,370
1,193	Fidessa Group PLC	38,813
5,625	Filtrona PLC	70,806
4,635	Galliford Try PLC	85,338
1,688	Genus PLC	35,798
2,576	Go-Ahead Group PLC	69,611
14,793	Grainger PLC	46,226
9,982	Great Portland Estates PLC REIT	91,893
7,381	Greggs PLC	54,548
20,457	Halfords Group PLC	139,189
10,823	Halma PLC	95,374
28,854	Hansteen Holdings PLC REIT	48,026

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
2,357	Hargreaves Lansdown PLC	$45,062
2,965	Hikma Pharmaceuticals PLC	57,210
11,427	Hiscox Ltd.	121,442
12,969	Homeserve PLC	48,840
13,709	Howden Joinery Group PLC	71,074
601	Hugo Boss AG	78,470
4,781	Hunting PLC	68,516
15,527	IG Group Holdings PLC	153,042
12,282	International Personal Finance PLC	113,954
7,586	Interserve PLC	74,832
2,694	Intertek Group PLC	144,215
6,469	ITE Group PLC	33,497
4,606	Jardine Lloyd Thompson Group PLC	74,074
3,832	JD Wetherspoon PLC	43,403
9,043	Jupiter Fund Management PLC	57,925
21,495	KCOM Group PLC	34,741
4,873	Keller Group PLC	82,282
2,625	Kier Group PLC	76,291
18,943	Laird PLC	76,085
12,500	Lifestyle International Holdings Ltd.	27,247
450	Lifestyle Properties Development Ltd.(a)	91
6,465	London Stock Exchange Group PLC	170,549
18,864	Londonmetric Property PLC REIT	39,096
57,943	Marston’s PLC	141,499
27,545	Melrose Industries PLC	141,701
11,261	Michael Page International PLC	87,673
4,368	Micro Focus International PLC	57,439
9,488	Mitchells & Butlers PLC(a)	61,126
25,083	Mitie Group PLC	126,819
17,488	Morgan Advanced Materials PLC	85,413
3,203	Morgan Sindall Group PLC	40,756
7,103	Mothercare PLC(a)	43,707
7,516	N Brown Group PLC	63,334
39,725	National Express Group PLC	166,959
15,921	Pace PLC	77,913
14,238	Paragon Group of Cos. PLC	77,546
16,486	Petropavlovsk PLC	21,189
4,333	Phoenix Group Holdings	54,160
3,580	Playtech Ltd.	42,361
24,871	Premier Farnell PLC	90,265
48,982	Premier Foods PLC(a)	118,435
17,791	Premier Oil PLC	99,155
7,937	PZ Cussons PLC	50,203
39,684	Qinetiq Group PLC	126,174
1,829	Rathbone Brothers PLC	48,015
10,321	Redrow PLC	43,942
29,910	Regus PLC	98,558
7,704	Restaurant Group PLC	71,293
1,380	Rotork PLC	63,476
9,649	RPC Group PLC	79,061
8,504	RPS Group PLC	39,621
9,142	Salamander Energy PLC(a)	15,752
3,016	Savills PLC	31,496
14,170	Senior PLC	67,796
7,713	Shaftesbury PLC REIT	73,607
37,953	Shanks Group PLC	64,329

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
28,460	SIG PLC	$94,191
11,696	Smiths News PLC	39,461
5,034	Soco International PLC(a)	32,197
2,832	Spectris PLC	105,194
50,095	Speedy Hire PLC	52,314
2,107	Spirax-Sarco Engineering PLC	98,777
15,755	Spirent Communications PLC	28,071
4,555	Sports Direct International PLC(a)	51,226
4,697	St. James’s Place PLC	51,012
25,387	Stagecoach Group PLC	143,569
11,361	Stobart Group Ltd.	25,919
2,775	Strauss Group Ltd.	49,110
8,440	SVG Capital PLC(a)	54,157
1,691	Synergy Health PLC	28,173
11,885	Synthomer PLC	46,495
23,714	TalkTalk Telecom Group PLC	101,648
2,417	Telecity Group PLC	29,609
1,481	Telecom Plus PLC	36,714
1,031	Telenet Group Holding NV	56,696
16,792	Tullett Prebon PLC	85,790
9,849	Turquoise Hill Resources Ltd.(a)	47,505
2,602	Ultra Electronics Holdings PLC	80,848
1,701	Victrex PLC	45,092
8,484	WH Smith PLC	122,810
4,635	Workspace Group PLC REIT	36,444
5,002	WS Atkins PLC	99,167

		10,108,112

	United States—1.0%
15,333	Alacer Gold Corp.(a)	42,492
7,733	Atlantic Power Corp.	34,852
54,407	Boart Longyear Group	22,154
191	Bollore SA	104,346
1,188	Catamaran Corp.(a)	55,729
2,940	Genworth MI Canada, Inc.	92,498
1,660	Halla Climate Control Corp.	62,128
12,000	MGM China Holdings Ltd.	41,326
27,200	Sands China Ltd.	193,307
29,605	Thompson Creek Metals Co., Inc.(a)	95,385
21,600	Wynn Macau Ltd.	82,883
6,736	Zardoya Otis SA	117,492

		944,592

	Total Common Stocks and Other Equity Interests (Cost $87,732,216)	98,522,625

	Rights—0.0%
	Australia—0.0%
14,871	FKP Property Group, expiring 12/27/13(a)	7,815

	Austria—0.0%
24,553	Immofinanz AG, expiring 12/31/49(a)	0

	China—0.0%
720	CapitaRetail China Trust, expiring 12/13/13(a)	55

Number of Shares		Value
	Rights (continued)
	Italy—0.0%
39,656	Hera SpA, expiring 12/19/13(a)	$717

	Total Rights (Cost $0)	8,587

	Money Market Fund—0.0%
12,872	Premier Portfolio—Institutional Class(b) (Cost $12,872)	12,872

	Total Investments (Cost $87,745,088)—99.9%	98,544,084
	Other assets less liabilities—0.1%	111,825

	Net Assets—100.0%	$98,655,909

Investment Abbreviations:

CVA—Dutch Certificates

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Schedule of Investments

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Belgium—0.4%
7,910	Cia de Bebidas das Americas	$296,890
32,900	Cia de Bebidas das Americas (Preference Shares)	1,236,626

		1,533,516

	Brazil—19.1%
54,500	All America Latina Logistica SA	196,591
92,590	Banco Bradesco SA	1,495,449
279,943	Banco Bradesco SA (Preference Shares)	4,064,389
178,358	Banco do Brasil SA	2,386,557
30,600	Banco do Estado do Rio Grande do SUL SA (Preference Shares), Class B	222,273
191,185	BM&FBOVESPA SA	1,086,049
24,000	BR Malls Participacoes SA	234,241
45,509	Braskem SA (Preference Shares), Class A(a)	406,917
63,000	BRF SA	1,490,454
46,400	CCR SA	388,797
233,210	Centrais Eletricas Brasileiras SA	744,728
177,900	Centrais Eletricas Brasileiras SA (Preference Shares), Class B	952,971
13,979	Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference Shares)	698,526
42,392	Cia de Saneamento Basico do Estado de Sao Paulo	452,644
9,900	Cia de Saneamento de Minas Gerais-Copasa MG	161,100
22,980	Cia Energetica de Minas Gerais	204,958
144,763	Cia Energetica de Minas Gerais (Preference Shares)	1,297,648
45,921	Cia Energetica de Sao Paulo (Preference Shares), Class B	483,923
32,908	Cia Paranaense de Energia (Preference Shares), Class B	462,386
269,682	Cia Siderurgica Nacional SA	1,478,590
26,192	Cielo SA	801,069
11,900	Cosan SA Industria e Comercio	240,425
64,800	CPFL Energia SA	557,839
32,200	Cyrela Brazil Realty SA Empreendimentos E Participacoes	242,584
122,200	Eletropaulo Metropolitana SA (Preference Shares)	549,621
90,267	Embraer SA	663,803
35,755	Fibria Celulose SA(a)	467,170
29,013	Gerdau SA	193,781
200,417	Gerdau SA (Preference Shares)	1,592,807
38,690	Itau Unibanco Holding SA	567,991
390,050	Itau Unibanco Holding SA (Preference Shares)	6,069,998
212,906	Itausa—Investimentos Itau SA (Preference Shares)	924,075
142,382	JBS SA	515,517
39,200	Klabin SA (Preference Shares)	209,810
28,204	Light SA	250,409
7,100	Lojas Renner SA	215,553
48,100	Marfrig Alimentos SA(a)	98,435
75,170	Metalurgica Gerdau SA (Preference Shares)	774,234
14,800	Natura Cosmeticos SA	298,217
58,122	Oi SA	105,089

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Brazil (continued)
185,489	Oi SA (Preference Shares)	$313,688
295,100	PDG Realty SA Empreendimentos e Participacoes(a)	269,437
1,283,962	Petroleo Brasileiro SA	11,284,151
1,287,547	Petroleo Brasileiro SA (Preference Shares)	11,831,059
31,547	Sul America SA	232,699
40,296	Ultrapar Participacoes SA	1,082,003
42,284	Usinas Siderurgicas de Minas Gerais SA(a)	217,377
140,532	Usinas Siderurgicas de Minas Gerais SA (Preference Shares), Class A(a)	750,903
256,723	Vale SA	4,127,936
387,027	Vale SA (Preference Shares)	5,716,584

		70,073,455

	British Virgin Islands—0.3%
567,000	Evergrande Real Estate Group Ltd.	239,143
114,499	Turkcell Iletisim Hizmet AS(a)	712,656

		951,799

	Chile—0.7%
3,322,561	Banco de Chile	506,691
88,240	Cencosud SA	360,181
14,079	Empresa Nacional de Telecomunicaciones (Entel) SA	216,767
69,451	Empresas CMPC SA	206,725
38,173	Empresas COPEC SA	559,175
20,611	LATAM Airlines Group SA	341,571
23,964	S.A.C.I. Falabella	238,610

		2,429,720

	China—19.7%
212,000	Agile Property Holdings Ltd.	255,667
3,199,000	Agricultural Bank of China Ltd., H-Shares	1,539,042
764,000	Aluminum Corp. of China Ltd., H-Shares(a)	285,771
442,000	Angang Steel Co. Ltd., H-Shares(a)	267,946
88,500	Anhui Conch Cement Co. Ltd., H-Shares	308,772
14,219,000	Bank of China Ltd., H-Shares	6,657,376
1,107,000	Bank of Communications Co. Ltd., H-Shares	809,577
39,000	Beijing Enterprises Holdings Ltd.	320,177
266,000	Belle International Holdings Ltd.	375,341
458,000	China Agri-Industries Holdings Ltd.	215,028
1,018,000	China CITIC Bank Corp. Ltd., H-Shares	571,169
669,000	China Coal Energy Co. Ltd., H-Shares	410,734
1,119,000	China Communications Construction Co. Ltd., H-Shares	913,611
11,580,000	China Construction Bank Corp., H-Shares	8,991,507
613,000	China COSCO Holdings Co. Ltd., H-Shares(a)	290,962
739,000	China Life Insurance Co. Ltd., H-Shares	1,963,537
454,200	China Merchants Bank Co. Ltd., H-Shares	902,184
110,000	China Merchants Holdings International Co. Ltd.	390,169
465,600	China Minsheng Banking Corp. Ltd., H-Shares	533,878
736,000	China Mobile Ltd.	7,727,333
366,000	China National Building Material Co. Ltd., H-Shares	357,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
262,000	China Overseas Land & Investment Ltd.	$811,036
192,600	China Pacific Insurance (Group) Co. Ltd., H-Shares	695,571
5,725,179	China Petroleum & Chemical Corp. (Sinopec), H-Shares	4,674,339
594,500	China Railway Construction Corp. Ltd., H-Shares	651,776
1,352,000	China Railway Group Ltd., H-Shares	763,797
189,729	China Resources Enterprise Ltd.	671,743
120,000	China Resources Land Ltd.	347,476
180,909	China Resources Power Holdings Co. Ltd.	473,678
416,000	China Shenhua Energy Co. Ltd., H-Shares	1,266,289
3,372,000	China Telecom Corp. Ltd., H-Shares	1,761,449
904,000	China Unicom (Hong Kong) Ltd.	1,427,175
410,000	China Yurun Food Group Ltd.(a)	271,816
368,000	Citic Pacific Ltd.	524,016
1,995,000	CNOOC Ltd.	4,096,504
186,000	COSCO Pacific Ltd.	271,093
207,000	Digital China Holdings Ltd.	271,798
422,000	Dongfeng Motor Group Co. Ltd., H-Shares	596,555
4,147,000	GOME Electrical Appliances Holdings Ltd.	641,864
167,200	Guangzhou R&F Properties Co. Ltd., H-Shares	293,294
30,500	Hengan International Group Co. Ltd.	373,527
468,000	Huaneng Power International, Inc., H-Shares	488,943
11,196,000	Industrial & Commercial Bank of China Ltd., H-Shares	7,841,337
159,000	Jiangxi Copper Co. Ltd., H-Shares	305,570
118,000	Kunlun Energy Co. Ltd.	192,987
710,000	Lenovo Group Ltd.	760,088
415,000	People’s Insurance Co. (Group) of China Ltd., H-Shares	195,910
3,602,000	PetroChina Co. Ltd., H-Shares	4,125,571
232,000	PICC Property & Casualty Co. Ltd., H-Shares	355,494
142,000	Ping An Insurance (Group) Co. of China Ltd., H-Shares	1,118,153
83,000	Shanghai Industrial Holdings Ltd.	274,595
177,500	Shimao Property Holdings Ltd.	446,895
530,000	Sino-Ocean Land Holdings Ltd.	336,332
12,200	Tencent Holdings Ltd.	665,937
264,000	Yanzhou Coal Mining Co. Ltd., H-Shares	273,771

		72,353,991

	Cyprus—0.1%
16,487	Novolipetsk Steel OJSC GDR	281,268

	France—0.4%
320,105	Aguas Andinas SA, Class A	216,946
306,170	Telekomunikacja Polska SA	993,102
25,754	Tractebel Energia SA	441,329

		1,651,377

	Hong Kong—0.5%
188,600	Kingboard Chemical Holdings Ltd.	496,249
1,451,390	PT Astra International Tbk	856,220
447,000	PT Indofood Sukses Makmur Tbk	263,699
167,000	PT United Tractors Tbk	259,259

		1,875,427

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hungary—0.6%
6,851	MOL Hungarian Oil & Gas PLC	$470,297
78,268	OTP Bank PLC	1,629,876

		2,100,173

	India—5.8%
103,123	HDFC Bank Ltd. ADR	3,738,209
132,514	ICICI Bank Ltd. ADR	4,945,423
110,718	Infosys Ltd. ADR(b)	5,874,697
119,777	Mahindra & Mahindra Ltd. GDR	1,588,243
110,953	Tata Motors Ltd. ADR	3,475,048
136,552	Wipro Ltd. ADR(b)	1,515,727

		21,137,347

	Indonesia—1.0%
1,771,500	PT Adaro Energy Tbk	160,295
532,000	PT Bank Central Asia Tbk	493,183
584,996	PT Bank Mandiri Persero Tbk	446,304
626,500	PT Bank Negara Indonesia (Persero) Tbk	266,773
673,000	PT Bank Rakyat Indonesia (Persero) Tbk	471,652
3,026,996	PT Bumi Resources Tbk(a)	122,181
760,000	PT Perusahaan Gas Negara Persero Tbk	343,846
160,000	PT Semen Indonesia (Persero) Tbk	203,682
6,247,500	PT Telekomunikasi Indonesia Persero Tbk	1,302,428

		3,810,344

	Italy—0.8%
12,511	Bank Pekao SA	784,784
406,801	Empresa Nacional de Electricidad SA	620,531
2,883,243	Enersis SA	968,533
125,566	Tim Participacoes SA	644,956

		3,018,804

	Malaysia—3.0%
174,800	AMMB Holdings Bhd	409,365
394,000	Axiata Group Bhd	857,784
470,700	CIMB Group Holdings Bhd	1,114,268
344,100	DiGi.Com Bhd	545,230
221,300	Genting Bhd	734,967
270,600	Genting Malaysia Bhd	370,456
254,800	IOI Corp. Bhd	439,261
50,100	Kuala Lumpur Kepong Bhd	366,754
417,200	Malayan Banking Bhd	1,290,384
218,400	Maxis Bhd	497,630
204,000	Petronas Chemicals Group Bhd	459,647
56,100	Petronas Gas Bhd	435,921
97,000	Public Bank Bhd	562,533
407,800	Sime Darby Bhd	1,231,587
208,100	Telekom Malaysia Bhd	345,564
229,200	Tenaga Nasional Bhd	684,938
66,800	UMW Holdings Bhd	270,964
570,600	YTL Power International Bhd	298,360

		10,915,613

	Mexico—4.1%
235,380	Alfa SAB de CV, Class A	646,789
5,004,496	America Movil SAB de CV, Series L	5,378,219
3,333,988	Cemex SAB de CV, Series CPO	3,554,749
22,992	Coca-Cola Femsa SAB de CV, Series L	281,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Mexico (continued)
115,500	Empresas ICA SAB de CV(a)	$220,173
126,400	Fomento Economico Mexicano SAB de CV	1,185,798
126,400	Grupo Bimbo SAB de CV, Series A	426,868
114,000	Grupo Financiero Banorte SAB de CV, Class O	732,448
326,000	Grupo Mexico SAB de CV, Series B	1,036,991
214,100	Grupo Televisa SAB de CV, Series CPO	1,307,568
8,265	Industrias Penoles S.A.B de C.V.	240,862

		15,011,691

	Poland—1.7%
35,288	KGHM Polska Miedz SA	1,428,471
130,600	PGE SA	764,041
57,582	Polski Koncern Naftowy Orlen SA	814,098
247,918	Polskie Gornictwo Naftowe i Gazownictwo SA	456,869
117,166	Powszechna Kasa Oszczednosci Bank Polski SA	1,555,587
7,738	Powszechny Zaklad Ubezpieczen SA	1,179,009

		6,198,075

	Portugal—0.1%
58,141	EDP—Energias do Brasil SA	334,722

	Russia—13.7%
316,953	Federal Hydrogenerating Co. (RUSHYDRO) JSC ADR	533,749
2,344,242	Gazprom OAO ADR	21,871,778
41,076	JSFC Sistema GDR	1,100,837
192,278	LUKOIL OAO ADR(b)	12,588,441
10,905	Magnit OJSC GDR	700,646
85,067	Mechel ADR(a)(b)	268,812
12,475	Megafon OAO GDR	452,842
70,449	MMC Norilsk Nickel OJSC ADR	1,068,711
111,773	Mobile TeleSystems OJSC ADR	2,548,424
3,790	NovaTek OAO GDR	532,495
248,335	Rosneft Oil Co. GDR	1,960,605
48,199	Rostelecom OJSC ADR	1,049,774
62,804	Severstal GDR	548,279
175,519	Surgutneftegas OJSC ADR	1,551,588
55,548	Tatneft ADR	2,283,578
14,412	Uralkali OJSC GDR	384,945
362,311	VTB Bank OJSC GDR	1,006,862

		50,452,366

	Saudi Arabia—0.1%
102,284	Turk Telekomunikasyon AS	354,253

	South Africa—7.6%
157,719	African Bank Investments Ltd.	267,975
36,848	AngloGold Ashanti Ltd.	562,360
43,544	Barloworld Ltd.	391,681
42,923	Bidvest Group Ltd.	1,148,460
7,990	Exxaro Resources Ltd.	122,978
393,810	FirstRand Ltd.	1,416,937
23,396	Foschini Group Ltd. (The)	270,332
158,036	Gold Fields Ltd.	743,940
166,199	Growthpoint Properties Ltd. REIT	423,574
61,900	Harmony Gold Mining Co. Ltd.	214,551
114,371	Impala Platinum Holdings Ltd.	1,394,559

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Africa (continued)
27,029	Imperial Holdings Ltd.	$576,212
144,297	MMI Holdings Ltd.	355,497
18,974	Mondi Ltd.	340,112
204,300	MTN Group Ltd.	4,074,361
82,668	Nampak Ltd.	274,307
14,677	Naspers Ltd., Class N	1,377,413
176,318	Netcare Ltd.	439,143
50,364	Pick n Pay Stores Ltd.	238,795
67,015	PPC Ltd.	212,656
43,289	Remgro Ltd.	884,341
244,640	Sanlam Ltd.	1,317,396
98,232	Sappi Ltd.(a)	290,214
93,664	Sasol Ltd.	4,801,386
30,484	Shoprite Holdings Ltd.	559,988
29,111	Spar Group Ltd. (The)	373,871
186,854	Standard Bank Group Ltd.	2,381,452
297,969	Steinhoff International Holdings Ltd.	1,155,782
12,897	Tiger Brands Ltd.	379,195
31,429	Truworths International Ltd.	301,552
61,762	Woolworths Holdings Ltd.	466,047

		27,757,067

	Spain—1.2%
304,784	Banco Santander Brasil SA	2,104,228
7,851,762	Banco Santander Chile	482,761
208,500	Grupo Financiero Santander Mexico SAB de CV, Class B	588,645
60,743	Telefonica Brasil SA (Preference Shares)	1,348,812

		4,524,446

	Taiwan—14.0%
1,149,331	Acer, Inc.(a)	751,107
911,811	Advanced Semiconductor Engineering, Inc.	895,378
274,405	Asia Cement Corp.	372,200
144,738	Asustek Computer, Inc.	1,108,462
4,468,000	AU Optronics Corp.(a)	1,479,727
73,000	Catcher Technology Co. Ltd.	424,888
840,562	Cathay Financial Holding Co. Ltd.	1,267,445
496,289	Chang Hwa Commercial Bank	297,305
132,894	Cheng Shin Rubber Industry Co. Ltd.	354,631
1,510,081	China Development Financial Holding Corp.	450,770
398,000	China Petrochemical Development Corp.	199,816
1,143,000	China Steel Corp.	994,015
1,424,969	Chinatrust Financial Holding Co. Ltd.	965,193
618,000	Chunghwa Telecom Co. Ltd.	1,989,918
1,211,054	Compal Electronics, Inc.	948,084
242,000	Delta Electronics, Inc.	1,256,148
488,800	E.Sun Financial Holding Co. Ltd.	326,926
561,930	Far Eastern New Century Corp.	645,523
205,000	Far EasTone Telecommunications Co. Ltd.	470,992
672,335	First Financial Holding Co. Ltd.	416,498
370,920	Formosa Chemicals & Fibre Corp.	1,071,874
135,000	Formosa Petrochemical Corp.	363,927
420,280	Formosa Plastics Corp.	1,141,556
154,745	Foxconn Technology Co. Ltd.	388,713
895,928	Fubon Financial Holding Co. Ltd.	1,311,285
2,260,895	Hon Hai Precision Industry Co. Ltd.	5,733,136

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
210,233	HTC Corp.	$1,034,009
1,671,142	Innolux Corp.(a)	662,666
224,282	Lite-On Technology Corp.	392,386
1,327,309	Macronix International(a)	310,373
143,091	MediaTek, Inc.	1,957,916
1,136,640	Mega Financial Holding Co. Ltd.	982,680
387,940	Nan Ya Plastics Corp.	884,698
67,000	Novatek Microelectronics Corp.	265,678
557,106	Pegatron Corp.	775,562
309,740	Pou Chen Corp.	377,430
244,200	Powertech Technology, Inc.	440,532
57,000	President Chain Store Corp.	415,187
590,000	Quanta Computer, Inc.	1,399,717
1,139,696	Shin Kong Financial Holding Co. Ltd.	395,681
604,000	Siliconware Precision Industries Co.	733,940
859,456	SinoPac Financial Holdings Co. Ltd.	424,177
258,000	Synnex Technology International Corp.	412,298
1,434,880	Taishin Financial Holding Co. Ltd.	725,267
545,089	Taiwan Cement Corp.	793,157
165,400	Taiwan Mobile Co. Ltd.	565,792
2,034,000	Taiwan Semiconductor Manufacturing Co. Ltd.	7,580,898
292,000	Unimicron Technology Corp.	231,080
522,609	Uni-President Enterprises Corp.	996,140
3,437,000	United Microelectronics Corp.	1,456,480
634,858	Wistron Corp.	596,405
221,760	WPG Holdings Ltd.	270,223
1,184,306	Yuanta Financial Holding Co. Ltd.	644,970

		51,350,859

	Thailand—2.0%
121,204	Advanced Info. Service PCL	992,997
46,200	Bangkok Bank PCL	305,774
245,200	Bank of Ayudhya PCL	301,330
208,000	Banpu PCL	193,799
260,700	Charoen Pokphand Foods PCL	203,534
2,460,096	IRPC PCL	282,960
70,300	Kasikornbank PCL	438,175
128,205	PTT Exploration & Production PCL	694,058
229,600	PTT Global Chemical PCL	579,071
171,300	PTT PCL	1,744,646
26,300	Siam Cement PCL	371,791
101,300	Siam Commercial Bank PCL	535,385
197,500	Thai Oil PCL	399,759
108,300	Total Access Communication PCL	391,446

		7,434,725

	Turkey—1.8%
204,013	Akbank TAS	802,842
10,318	BIM Birlesik Magazalar AS	217,003
268,452	Eregli Demir ve Celik Fabrikalari TAS	373,252
132,449	Haci Omer Sabanci Holding AS	630,251
151,247	Koc Holding AS	743,993
33,829	Tupras Turkiye Petrol Rafine AS	769,208
108,714	Turk Hava Yollari AO	426,724
231,318	Turkiye Garanti Bankasi AS	933,516
77,749	Turkiye Halk Bankasi AS	630,265

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Turkey (continued)
218,910	Turkiye Is Bankasi, Class C	$602,147
148,231	Turkiye Vakiflar Bankasi TAO, Class D	357,138
120,246	Yapi ve Kredi Bankasi AS	279,452

		6,765,791

	United Kingdom—0.9%
10,902	Anglo American Platinum Ltd.(a)	442,519
57,214	Barclays Africa Group Ltd.	886,272
9,778	Kumba Iron Ore Ltd.	410,675
31,948	Nedbank Group Ltd.	696,084
26,375	Souza Cruz SA	287,434
42,831	Vodacom Group Ltd.	492,286

		3,215,270

	United States—0.3%
13,210	Massmart Holdings Ltd.	212,564
325,400	Wal-Mart de Mexico SAB de CV, Series V	849,093

		1,061,657

	Total Common Stocks and Other Equity Interests (Cost $379,867,538)	366,593,756

	Rights—0.0%
	Taiwan—0.0%
90,490	Mega Financial Holdings Co. Ltd., expiring 01/06/14(a) (Cost $0)	12,012

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $379,867,538)—99.9%	366,605,768

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.9%
10,792,600	Invesco Liquid Assets Portfolio—Institutional Class (Cost $10,792,600)(c)(d)	10,792,600

	Total Investments (Cost $390,660,138)—102.8%	377,398,368
	Other assets less liabilities—(2.8)%	(10,296,437)

	Net Assets—100.0%	$367,101,931

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2013.
(c)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Schedule of Investments

PowerShares Global Agriculture Portfolio (PAGG)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—4.7%
132,216	GrainCorp Ltd., Class A	$1,544,992
943,470	Incitec Pivot Ltd.	2,376,494
103,619	Nufarm Ltd.	479,817

		4,401,303

	Brazil—1.7%
65,958	Cosan SA Industria e Comercio	1,332,599
28,038	SLC Agricola SA	263,563

		1,596,162

	Canada—11.2%
40,648	Agrium, Inc.	3,469,024
224,193	Potash Corp. of Saskatchewan, Inc.	6,965,387

		10,434,411

	China—2.7%
1,281,648	China Agri-Industries Holdings Ltd.	601,724
1,024,526	China BlueChemical Ltd., H-Shares	658,082
1,953,000	China Modern Dairy Holdings Ltd.(a)	909,362
1,737,000	GMG Global Ltd.	141,442
1,019,861	Sinofert Holdings Ltd.	165,744

		2,476,354

	Denmark—0.4%
8,715	Auriga Industries, Class B(a)	342,325

	Germany—3.2%
99,784	K+S AG	2,548,981
1,146	KWS Saat AG	409,984

		2,958,965

	Hong Kong—0.6%
182,923	PT Astra Agro Lestari Tbk	301,829
1,627,122	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	230,951

		532,780

	Indonesia—1.6%
4,185,508	PT Charoen Pokphand Indonesia Tbk	1,448,080

	Israel—3.1%
249,424	Israel Chemicals Ltd.	2,068,168
1,560	Israel Corp. Ltd. (The)(a)	788,611

		2,856,779

	Japan—1.2%
14,600	Hokuto Corp.	280,363
30,000	Kumiai Chemical Industry Co. Ltd.	222,913
29,000	Nihon Nohyaku Co. Ltd.	347,018
21,500	Sakata Seed Corp.	293,431

		1,143,725

	Malaysia—6.7%
1,098,800	Felda Global Ventures Holdings Bhd	1,563,471
1,673,990	IOI Corp. Bhd	2,885,869
241,074	Kuala Lumpur Kepong Bhd	1,764,767

		6,214,107

	Netherlands—2.1%
40,686	Nutreco NV	1,997,614

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Norway—4.0%
87,515	Yara International ASA	$3,781,490

	Russia—0.5%
47,259	Phosagro OAO GDR	490,076

	Singapore—6.8%
284,000	First Resources Ltd.	446,487
3,866,558	Golden Agri-Resources Ltd.	1,870,387
1,437,885	Wilmar International Ltd.	4,011,031

		6,327,905

	Switzerland—7.8%
18,087	Syngenta AG	7,320,286

	Taiwan—1.0%
391,099	Taiwan Fertilizer Co. Ltd.	931,838

	Turkey—0.1%
11,656	Gubre Fabrikalari TAS(a)	97,999

	United States—40.6%
14,445	American Vanguard Corp.	377,015
198,052	Archer-Daniels-Midland Co.	8,100,327
46,296	Bunge Ltd.	3,802,290
18,050	CF Industries Holdings, Inc.	3,891,580
68,467	Darling International, Inc.(a)	1,593,227
21,617	Fresh Del Monte Produce, Inc.	574,796
44,966	Ingredion, Inc.	2,956,964
32,197	Intrepid Potash, Inc.(a)	478,125
69,512	Monsanto Co.	7,290,419
159,261	Mosaic Co. (The)	7,302,117
25,450	Scotts Miracle-Gro Co. (The), Class A	1,494,424

		37,861,284

	Total Investments (Cost $95,912,044)—100.0%	93,213,483
	Other assets less liabilities—0.0%	19,499

	Net Assets—100.0%	$93,232,982

Investment Abbreviations:

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Schedule of Investments

PowerShares Global Clean Energy Portfolio (PBD)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Australia—1.7%
237,300	Contact Energy Ltd.	$1,031,232
1,009,963	Lynas Corp. Ltd.(a)	329,952

		1,361,184

	Austria—1.3%
44,400	Verbund AG	1,043,957

	Brazil—3.2%
62,134	Cosan SA Industria e Comercio	1,255,340
93,100	Sao Martinho SA	1,323,210

		2,578,550

	Canada—2.6%
38,725	Brookfield Renewable Energy Partners LP(b)	1,060,542
118,432	Innergex Renewable Energy, Inc.	1,037,990

		2,098,532

	China—15.3%
108,878	BYD Co. Ltd., H-Shares(a)	539,261
4,756,445	China Datang Corp. Renewable Power Co. Ltd., H-Shares	963,185
1,408,000	China Everbright International Ltd.	1,403,814
892,226	China Longyuan Power Group Corp., H-Shares	1,025,369
343,200	China Singyes Solar Technologies Holdings Ltd.	372,281
3,163,652	China Suntien Green Energy Corp. Ltd., H-Shares	1,105,822
4,297,463	GCL-Poly Energy Holdings Ltd.(a)	1,319,218
9,143,026	Hanergy Solar Group Ltd.(a)	1,556,651
2,694,000	Huaneng Renewables Corp. Ltd., H-Shares	1,038,954
39,280	JA Solar Holdings Co. Ltd. ADR(a)(b)	378,659
29,301	Trina Solar Ltd. ADR(a)(b)	429,846
2,843,000	Trony Solar Holdings Co. Ltd.(a)	57,754
627,066	Wasion Group Holdings Ltd.	393,076
1,415,853	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	1,446,341
61,817	Yingli Green Energy Holding Co. Ltd. ADR(a)(b)	370,902

		12,401,133

	Denmark—4.6%
32,537	Novozymes A/S, Class B	1,276,275
8,247	Rockwool International A/S, Class B	1,302,534
41,235	Vestas Wind Systems A/S(a)	1,108,619

		3,687,428

	Finland—1.5%
55,060	Fortum Oyj	1,227,606

	France—2.6%
17,164	Albioma	420,254
5,108	Saft Groupe SA	162,358
49,874	SunPower Corp.(a)(b)	1,505,696

		2,088,308

	Germany—4.7%
77,363	Aixtron SE(a)(b)	1,118,535
68,198	Nordex SE(a)	1,200,661
35,640	SMA Solar Technology AG(b)	1,457,453

		3,776,649

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong—0.4%
616,854	China High Speed Transmission Equipment Group Co. Ltd.(a)	$330,981

	Ireland—1.7%
80,354	Kingspan Group PLC	1,345,851

	Israel—1.2%
38,413	Ormat Technologies, Inc.	1,001,427

	Italy—1.8%
459,296	Enel Green Power SpA	1,118,947
191,105	Falck Renewables SpA(a)	325,798

		1,444,745

	Japan—3.6%
82,731	GS Yuasa Corp.	496,673
41,600	Japan Wind Development Co. Ltd.(a)	347,267
369,293	Meidensha Corp.	1,377,650
36,116	Takuma Co. Ltd.	307,010
23,700	West Holdings Corp.	407,038

		2,935,638

	Netherlands—1.3%
7,945,124	Energy Development Corp.	1,066,460

	New Zealand—1.3%
555,474	Mighty River Power Ltd.	1,025,340

	Norway—1.8%
2,919,229	Rec Silicon ASA(a)	1,457,713

	Portugal—1.2%
180,681	EDP Renovaveis SA(a)	997,035

	South Korea—2.9%
305,846	Nexolon Co. Ltd.(a)	330,138
34,948	Seoul Semiconductor Co. Ltd.	1,456,235
10,690	Taewoong Co. Ltd.(a)	318,961
59,908	Unison Co. Ltd.(a)	251,323

		2,356,657

	Spain—3.8%
411,831	Abengoa SA, Class B	1,000,513
16,222	Acciona SA	1,030,574
109,650	Gamesa Corp. Tecnologica SA(a)	1,064,353

		3,095,440

	Sweden—1.6%
69,588	NIBE Industrier AB, Class B	1,336,690

	Switzerland—1.8%
121,362	Meyer Burger Technology AG(a)(b)	1,427,315

	Taiwan—2.9%
715,131	Epistar Corp.	1,243,833
203,000	Motech Industries, Inc.(a)	378,645
359,241	Neo Solar Power Corp.(a)	383,336
255,000	Sino-American Silicon Products, Inc.(a)	354,124

		2,359,938

	Thailand—0.9%
1,665,300	Energy Absolute PCL	406,627
446,700	SPCG PCL(a)	330,092

		736,719

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

PowerShares Global Clean Energy Portfolio (PBD) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Turkey—0.4%
436,809	Akenerji Elektrik Uretim AS(a)	$293,800

	United Kingdom—0.4%
20,722	Dialight PLC	362,550

	United States—33.5%
29,925	A.O. Smith Corp.	1,545,626
14,774	Acuity Brands, Inc.(b)	1,484,935
16,934	Aerovironment, Inc.(a)	459,081
38,652	Ameresco, Inc., Class A(a)	404,300
111,738	American Superconductor Corp.(a)	243,589
56,986	Covanta Holding Corp.	978,450
22,714	Cree, Inc.(a)	1,379,875
25,571	EnerNOC, Inc.(a)	425,246
42,696	Enphase Energy, Inc.(a)(b)	322,355
30,813	First Solar, Inc.(a)	1,548,969
5,506	Fuel Systems Solutions, Inc.(a)	98,888
85,368	FuelCell Energy, Inc.(a)(b)	114,393
40,531	GT Advanced Technologies, Inc.(a)	303,982
53,649	International Rectifier Corp.(a)	1,397,020
31,553	Itron, Inc.(a)(b)	1,346,366
31,318	Johnson Controls, Inc.	1,445,326
177,209	KiOR, Inc., Class A(a)(b)	412,897
30,157	LSB Industries, Inc.(a)	1,107,365
14,684	Maxwell Technologies, Inc.(a)	110,130
52,052	Molycorp, Inc.(a)(b)	263,904
11,853	Polypore International, Inc.(a)(b)	535,755
23,845	Power Integrations, Inc.	1,369,657
22,666	Renewable Energy Group, Inc.(a)	247,286
29,766	Rubicon Technology, Inc.(a)	255,988
82,885	Silver Spring Networks, Inc.(a)	1,810,208
34,068	Solarcity Corp.(a)	1,815,143
32,730	Solazyme, Inc.(a)(b)	342,356
153,440	SunEdison, Inc.(a)	1,426,992
7,382	Tesla Motors, Inc.(a)(b)	1,180,677
42,664	Universal Display Corp.(a)	1,360,982
37,757	Veeco Instruments, Inc.(a)	1,102,882
16,677	Zoltek Cos., Inc.(a)	278,506

		27,119,129

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $65,454,506)—100.0%	80,956,775

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—10.2%
8,294,745	Invesco Liquid Assets Portfolio—Institutional Class (Cost $8,294,745)(c)(d)	8,294,745

	Total Investments (Cost $73,749,251)—110.2%	89,251,520
	Other assets less liabilities—(10.2)%	(8,251,729)

	Net Assets—100.0%	$80,999,791

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2013.
(c)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Schedule of Investments

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Australia—6.2%
142,434	Beadell Resources Ltd.(a)	$125,436
83,271	Evolution Mining Ltd.	66,237
137,253	Newcrest Mining Ltd.	1,338,709
74,110	Regis Resources Ltd.	244,923
120,217	Resolute Mining Ltd.	73,427

		1,848,732

	Canada—53.5%
19,542	African Barrick Gold Ltd.	60,438
31,444	Agnico-Eagle Mines Ltd.	933,506
23,107	Alamos Gold, Inc.	368,037
27,033	Argonaut Gold, Inc.(a)	150,349
44,834	AuRico Gold, Inc.	186,154
110,146	B2Gold Corp.(a)	272,500
136,787	Barrick Gold Corp.	2,660,057
28,739	Centerra Gold, Inc.	114,917
19,111	Continental Gold Ltd.(a)	72,387
24,965	Detour Gold Corp.(a)	203,962
19,034	Dundee Precious Metals, Inc.(a)	81,221
129,750	Eldorado Gold Corp.	874,663
21,216	First Majestic Silver Corp.(a)	240,062
22,270	Fortuna Silver Mines, Inc.(a)	88,196
26,652	Franco-Nevada Corp.	1,198,874
38,186	Gabriel Resources Ltd.(a)	32,589
91,924	Goldcorp, Inc.	2,341,182
68,328	IAMGOLD Corp.	349,224
207,311	Kinross Gold Corp.	1,053,601
90,647	New Gold, Inc.(a)	531,965
79,305	Osisko Mining Corp.(a)	387,076
27,489	Pan American Silver Corp.	292,063
13,375	Pretium Resources, Inc.(a)	43,735
14,350	Primero Mining Corp.(a)	81,737
16,599	Sandstorm Gold Ltd.(a)	89,453
50,095	SEMAFO, Inc.	135,944
14,806	Silver Standard Resources, Inc.(a)	83,340
63,631	Silver Wheaton Corp.	1,443,649
14,810	Tahoe Resources, Inc.(a)	284,313
110,045	Torex Gold Resources, Inc.(a)	122,407
118,958	Yamana Gold, Inc.	1,179,485

		15,957,086

	China—1.7%
42,935	China Gold International Resources Corp. Ltd.(a)	115,278
159,540	Zhaojin Mining Industry Co. Ltd., H-Shares	129,228
1,086,600	Zijin Mining Group Co. Ltd., H-Shares	250,871

		495,377

	Egypt—0.5%
185,617	Centamin PLC(a)	149,703

	Hong Kong—0.8%
683,810	China Precious Metal Resources Holdings Co. Ltd.(a)	110,249
3,936,115	G-Resources Group Ltd.(a)	117,783

		228,032

	Japan—0.3%
5,500	Asahi Holdings, Inc.	90,760

Number of Shares		Value
	Common Stocks (continued)
	Jersey Island—4.2%
16,673	Randgold Resources Ltd.	$1,242,910

	Mexico—3.8%
31,193	Fresnillo PLC	488,869
22,360	Industrias Penoles S.A.B. de C.V.	651,625

		1,140,494

	Peru—0.2%
28,512	Hochschild Mining PLC	75,811

	Russia—1.2%
36,183	Polymetal International PLC	348,499

	Singapore—0.1%
167,000	Liongold Corp. Ltd.(a)	26,928

	South Africa—11.7%
69,665	AngloGold Ashanti Ltd.	1,063,200
134,561	Gold Fields Ltd.	633,434
67,701	Great Basin Gold Ltd.(a)	0
67,125	Harmony Gold Mining Co. Ltd.	232,661
98,659	Impala Platinum Holdings Ltd.	1,202,978
46,860	Northam Platinum Ltd.(a)	192,957
130,300	Sibanye Gold Ltd.	184,664

		3,509,894

	Turkey—0.5%
8,390	Koza Altin Isletmeleri AS	149,081

	United Kingdom—2.7%
9,786	Anglo American Platinum Ltd.(a)	397,220
77,222	Lonmin PLC(a)	400,234

		797,454

	United States—12.6%
41,778	Alacer Gold Corp.(a)	115,777
366	Allied Nevada Gold Corp.(a)	1,493
18,432	Coeur d’Alene Mines Corp.(a)	225,055
62,173	Hecla Mining Co.	193,980
40,558	McEwen Mining, Inc.(a)	86,794
86,173	Newmont Mining Corp.	2,349,076
11,802	Royal Gold, Inc.	566,968
21,617	Stillwater Mining Co.(a)	235,842

		3,774,985

	Total Common Stocks (Cost $45,840,271)	29,835,746

	Money Market Fund—0.0%
13,329	Premier Portfolio—Institutional Class(b) (Cost $13,329)	13,329

	Total Investments (Cost $45,853,600)—100.0%	29,849,075
	Other assets less liabilities—(0.0)%	(1,563)

	Net Assets—100.0%	$29,847,512

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Schedule of Investments

PowerShares Global Water Portfolio (PIO)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Brazil—7.4%
974,317	Cia de Saneamento Basico do Estado de Sao Paulo	$10,403,349
392,100	Cia de Saneamento de Minas Gerais-Copasa MG	6,380,542

		16,783,891

	Canada—0.1%
31,976	Pure Technologies Ltd.(a)	177,840

	Cayman Islands—0.3%
51,851	Consolidated Water Co. Ltd.	779,839

	China—4.4%
14,566,000	Beijing Enterprises Water Group Ltd.	6,481,668
44,652,000	HanKore Environment Tech Group Ltd.(a)	2,411,968
938,598	Sound Global Ltd.(a)	529,704
1,568,000	Tianjin Capital Environmental Protection Group Co. Ltd., H-Shares	635,043

		10,058,383

	Finland—1.2%
138,643	Kemira Oyj	2,229,778
29,993	Uponor Oyj	593,283

		2,823,061

	France—12.0%
540,049	Suez Environnement Co.	9,438,092
1,044,882	Veolia Environnement	17,926,914

		27,365,006

	Hong Kong—0.3%
3,876,000	China Water Industry Group Ltd.(a)	724,902

	Japan—4.4%
13,400	Ebara Jitsugyo Co. Ltd.	183,429
397,731	Kurita Water Industries Ltd.	8,675,408
88,346	Organo Corp.	428,628
86,800	Torishima Pump Manufacturing Co. Ltd.	771,477

		10,058,942

	Malaysia—1.6%
3,336,500	Puncak Niaga Holding Bhd	3,573,821

	Singapore—0.6%
439,516	Hyflux Ltd.	411,044
1,540,000	United Envirotech Ltd.	1,036,724

		1,447,768

	Switzerland—4.4%
33,065	Geberit AG	9,906,173

	United Kingdom—15.7%
359,405	Halma PLC	3,167,152
504,922	Pennon Group PLC	5,524,328
614,973	Severn Trent PLC	18,347,464
764,980	United Utilities Group PLC	8,658,430

		35,697,374

	United States—47.6%
173,196	American Water Works Co., Inc.	7,424,912
199,861	Aqua America, Inc.	5,032,500
287,829	Flowserve Corp.(b)	19,995,481
91,654	Itron, Inc.(a)(b)	3,910,876

Number of Shares		Value
	Common Stocks (continued)
	United States (continued)
32,162	Lindsay Corp.(b)	$2,444,634
108,483	Pall Corp.(b)	8,735,051
267,142	Pentair Ltd.	17,922,557
129,813	Roper Industries, Inc.(b)	16,461,587
50,615	Valmont Industries, Inc.	7,111,407
81,223	Waters Corp.(a)	8,197,025
324,010	Xylem, Inc.	11,178,345

		108,414,375

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $180,261,493)—100.0%	227,811,375

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—7.2%
16,439,682	Invesco Liquid Assets Portfolio—Institutional Class (Cost $16,439,682)(c)(d)	16,439,682

	Total Investments (Cost $196,701,175)—107.2%	244,251,057
	Other assets less liabilities—(7.2)%	(16,397,156)

	Net Assets—100.0%	$227,853,901

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2013.
(c)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Schedule of Investments

PowerShares MENA Frontier Countries Portfolio (PMNA)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.1%
	Bahrain—0.6%
539,126	Gulf Finance House EC(a)	$85,573

	Egypt—15.1%
111,464	Citadel Capital SAE(a)	56,312
182,039	Commercial International Bank Egypt SAE	1,127,124
219,549	Egypt Kuwait Holding Co. SAE	204,181
147,823	Egyptian Financial Group-Hermes Holding SAE(a)	172,753
65,446	Ezz Steel(a)	120,853
167,802	Palm Hills Developments SAE(a)	60,657
376,442	Talaat Moustafa Group(a)	302,212
117,513	Telecom Egypt Co.	231,160

		2,275,252

	Jordan—0.2%
15,310	Bank Al Etihad	30,698

	Kuwait—24.4%
55,860	Agility Public Warehousing Co. KSC	140,566
65,000	Al Ahli Bank of Kuwait KSC	114,035
46,365	Burgan Bank SAK	95,310
119,686	Gulf Bank KSC(a)	169,677
173,680	Kuwait Finance House KSC	504,758
44,029	Kuwait Projects Co. (Holding) KSC	95,189
24,095	Mabanee Co. SAKC	104,185
491,954	Mobile Telecommunications Co. KSC	1,237,949
357,886	National Bank of Kuwait SAK	1,154,267
75,385	National Industries Group Holding(a)	69,467

		3,685,403

	Morocco—3.1%
1,557	Alliances Developpement Immobilier SA	90,459
14,865	Banque Marocaine du Commerce Exterieur	371,415

		461,874

	Netherlands—3.9%
866,659	Global Telecom Holding(a)	595,110

	Oman—5.6%
223,382	Bank Sohar	120,684
267,713	BankMuscat SAOG	415,825
77,443	Oman Telecommunications Co. SAOG	312,789

		849,298

	Qatar—19.2%
33,483	Barwa Real Estate Co.	246,524
70,899	Masraf Al Rayan	571,672
14,939	Ooredoo QSC	570,473
8,604	Qatar Electricity & Water Co.	375,834
45,766	Qatar Gas Transport Co. Ltd. (Nakilat)	240,774
9,725	Qatar Insurance Co.	169,653
17,106	Qatar Islamic Bank	318,153
9,854	Qatar Navigation	233,356
29,017	United Development Co.	175,377

		2,901,816

	United Arab Emirates—25.6%
641,834	Air Arabia PJSC	253,379
139,045	Ajman Bank PJSC(a)	77,605
641,445	Aldar Properties PJSC	471,522
387,730	Arabtec Holding Co.(a)	289,240

Number of Shares		Value
	Common Stocks (continued)
	United Arab Emirates (continued)
168,708	Drake & Scull International(a)	$57,415
449,094	Dubai Financial Market(a)	284,887
200,430	Dubai Investments PJSC	121,688
725,249	Emaar Properties PJSC	1,200,521
305,442	National Bank of Abu Dhabi PJSC	1,039,484
91,639	National Central Cooling Co. PJSC	60,627

		3,856,368

	United Kingdom—2.4%
146,281	Vodafone Qatar(a)	366,104

	Total Common Stocks (Cost $12,690,357)	15,107,496

	Rights—0.0%
	Egypt—0.0%
48,020	Palm Hills Developments SAE, 1/5/14(a) (Cost $0)	3,207

	Total Investments (Cost $12,690,357)—100.1%	15,110,703
	Other assets less liabilities—(0.1)%	(8,172)

	Net Assets—100.0%	$15,102,531

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Schedule of Investments

PowerShares S&P International Developed High Quality Portfolio (IDHQ)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Australia—7.5%
10,268	ALS Ltd.	$97,524
4,858	Ansell Ltd.	89,659
3,562	Arb Corp. Ltd.	39,296
1,545	Australia & New Zealand Banking Group Ltd.	49,509
16,947	Cardno Ltd.	113,620
7,015	Coca-Cola Amatil Ltd.	85,693
1,430	Cochlear Ltd.	79,759
1,884	Commonwealth Bank of Australia	135,731
734	CSL Ltd.	48,307
5,621	Iress Ltd.	52,589
2,660	JB Hi-Fi Ltd.	54,912
15,083	M2 Telecommunications Group Ltd.	90,553
2,765	McMillan Shakespeare Ltd.	33,829
11,577	Metcash Ltd.	36,725
5,538	Monadelphous Group Ltd.	95,340
15,158	Navitas Ltd.	83,252
3,742	Newcrest Mining Ltd.	36,498
3,565	Origin Energy Ltd.	49,389
1,245	Ramsay Health Care Ltd.	45,743
2,908	Sonic Healthcare Ltd.	44,445
3,858	Super Retail Group Ltd.	48,882
11,737	UGL Ltd.	81,913
2,553	Woolworths Ltd.	84,373
2,104	WorleyParsons Ltd.	43,952

		1,621,493

	Austria—0.2%
731	Andritz AG	45,088

	Belgium—1.0%
1,480	Colruyt SA	82,887
1,246	Delhaize Group SA	79,725
1,001	D’ieteren SA	47,290

		209,902

	Canada—7.9%
688	Alimentation Couche Tard, Inc., Class B	46,590
967	ATCO Ltd., Class I	44,870
1,493	Bank of Nova Scotia	90,753
1,944	BCE, Inc.	84,575
811	Canadian National Railway Co.	89,083
1,033	Canadian Tire Corp. Ltd., Class A	95,866
2,330	Canadian Utilities Ltd., Class A	85,595
1,269	Emera, Inc.	37,406
1,821	Enbridge, Inc.	78,927
2,632	Fortis, Inc.	81,849
2,821	Great-West Lifeco, Inc.	87,239
1,399	Husky Energy, Inc.	39,763
976	IGM Financial, Inc.	47,019
1,935	Laurentian Bank of Canada	86,373
2,687	Loblaw Cos. Ltd.	122,878
2,371	Manulife Financial Corp.	41,993
1,813	Metro, Inc.	113,403
571	National Bank of Canada	49,541
1,567	Power Corp. of Canada	46,160
1,419	Power Financial Corp.	46,685
681	Royal Bank of Canada	45,724
1,760	Shoppers Drug Mart Corp.	102,814

Number of Shares		Value
	Common Stocks (continued)
	Canada (continued)
1,313	Suncor Energy, Inc.	$47,705
1,339	TELUS Corp.	46,763
1,815	Toromont Industries Ltd.	40,204

		1,699,778

	China—0.7%
62,000	Daphne International Holdings Ltd.	32,307
22,000	ENN Energy Holdings Ltd.	130,388

		162,695

	Denmark—1.2%
678	Coloplast A/S, Class B	44,267
751	Novo Nordisk A/S, Class B	125,115
2,352	Novozymes A/S, Class B	92,258

		261,640

	Finland—0.4%
521	Kone Oyj, Class B	46,004
1,691	Orion Oyj, Class B	45,495

		91,499

	France—5.1%
991	Air Liquide SA	135,131
232	Christian Dior SA	44,157
309	Dassault Systemes SA	37,602
763	Essilor International SA	82,050
1,405	Eutelsat Communications SA	44,591
132	Hermes International	45,025
1,151	Ipsos	48,610
373	Kering	84,862
471	LVMH Moet Hennessy Louis Vuitton SA	90,798
345	Pernod-Ricard SA	41,509
545	Publicis Groupe SA	45,515
654	Rubis	40,926
788	Sanofi	84,139
519	SEB SA	46,688
1,371	Sodexo	133,248
1,640	Vinci SA	105,336

		1,110,187

	Germany—5.1%
731	Adidas AG	83,558
1,641	BayWa AG	83,805
849	Bechtle AG	54,594
414	Bilfinger Berger SE	46,023
1,016	CTS Eventim AG	49,656
836	Fielmann AG	93,651
1,905	Fresenius Medical Care AG & Co. KGaA	126,281
324	Fresenius SE & Co. KGaA	42,167
1,771	Fuchs Petrolub AG	120,648
1,558	Fuchs Petrolub AG (Preference Shares)	126,239
2,801	Gerry Weber International AG	116,428
417	MTU Aero Engines Holding AG	41,719
138	Rational AG	42,400
1,754	Rhoen Klinikum AG	49,039
1,863	Scania AB, Class B	37,427

		1,113,635

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

PowerShares S&P International Developed High Quality Portfolio (IDHQ) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks (continued)
	Greece—0.5%
4,266	JUMBO SA(a)	$57,416
4,331	Motor Oil (Hellas) Corinth Refineries SA	51,697

		109,113

	Hong Kong—3.2%
10,200	Bank of East Asia Ltd. (The)	44,139
3,000	Cheung Kong (Holdings) Ltd.	46,898
38,000	Chow Sang Sang Holdings International Ltd.	123,267
3,600	Dairy Farm International Holdings Ltd.	40,788
16,170	Hong Kong & China Gas Co. Ltd.	37,791
3,000	Jardine Cycle & Carriage Ltd.	88,644
1,300	Jardine Strategic Holdings Ltd.	44,057
28,000	Li & Fung Ltd.	39,582
15,000	Luk Fook Holdings International Ltd.	53,592
80,000	Sa Sa International Holdings Ltd.	87,295
15,500	Techtronic Industries Co.	38,985
15,500	Yue Yuen Industrial (Holdings) Ltd.	42,583

		687,621

	Ireland—1.2%
2,047	CRH PLC	49,814
1,043	DCC PLC	46,902
677	Kerry Group PLC, Class A	43,410
1,004	Paddy Power PLC	81,896
8,192	UDG Healthcare PLC(a)	41,063

		263,085

	Italy—2.3%
2,110	Brembo SpA	55,908
11,368	Davide Campari-Milano SpA	99,220
7,178	Recordati SpA	94,364
6,497	Saipem SpA	152,452
535	Tod’s SpA	89,244

		491,188

	Japan—20.5%
890	ABC-Mart, Inc.	44,541
790	Adastria Holdings Co. Ltd.	36,960
1,800	Ain Pharmaciez, Inc.	78,157
3,000	Air Water, Inc.	42,809
4,092	Arcs Co. Ltd.	76,743
4,394	Asahi Group Holdings Ltd.	118,684
6,988	Bank of Yokohama Ltd. (The)	38,462
300	Central Japan Railway Co.	38,834
2,000	Daihatsu Motor Co. Ltd.	38,773
1,400	Daiichikosho Co. Ltd.	40,027
894	Daikin Industries Ltd.	51,302
2,100	Daiseki Co. Ltd.	41,204
896	Daito Trust Construction Co. Ltd.	91,417
2,100	DeNA Co. Ltd.	45,784
788	Denso Corp.	37,790
500	East Japan Railway Co.	43,370
300	FANUC Corp.	48,069
100	Fast Retailing Co. Ltd.	33,483
1,300	FP Corp.	100,438
1,000	Fuyo General Lease Co. Ltd.	41,433
9,000	GS Yuasa Corp.	54,031
694	Hisamitsu Pharmaceutical Co., Inc.	37,491
2,000	Hokuto Corp.	38,406

Number of Shares		Value
	Common Stocks (continued)
	Japan (continued)
2,400	House Foods Group, Inc.	$38,014
1,312	Izumi Co. Ltd.	42,592
1,800	Japan Exchange Group, Inc.	41,592
988	JGC Corp.	37,713
2,000	JSR Corp.	37,957
5,000	Kaken Pharmaceutical Co. Ltd.	78,178
5,998	Kansai Paint Co. Ltd.	80,210
1,200	Kao Corp.	39,935
800	KDDI Corp.	43,298
5,400	Kewpie Corp.	81,294
1,000	Kintetsu World Express, Inc.	38,120
3,000	Kirin Holdings Co. Ltd.	43,788
1,594	Kobayashi Pharmaceutical Co. Ltd.	89,196
4,012	Koito Manufacturing Co. Ltd.	72,994
3,390	K’s Holdings Corp.	99,375
2,800	Kuraray Co. Ltd.	32,820
1,894	Kurita Water Industries Ltd.	41,312
2,990	Maeda Road Construction Co. Ltd.	53,059
1,692	Miraca Holdings, Inc.	76,141
3,000	Mitsui & Co. Ltd.	42,809
600	Mochida Pharmaceutical Co. Ltd.	38,100
1,700	NEC Networks & System Integration Corp.	42,782
3,406	NHK Spring Co. Ltd.	35,515
1,800	Nichi-Iko Pharmaceutical Co. Ltd.	44,895
1,000	Nihon Kohden Corp.	41,127
4,000	Nippon Densetsu Kogyo Co. Ltd.	50,025
938	Nitori Holdings Co. Ltd.	88,054
6,300	NTT Urban Development Corp.	80,074
300	Oriental Land Co. Ltd.	48,069
800	Relo Holdings, Inc.	37,020
588	Rinnai Corp.	45,549
3,000	Rohto Pharmaceutical Co. Ltd.	43,635
496	Ryohin Keikaku Co. Ltd.	49,494
5,000	San-in Godo Bank Ltd. (The)	36,235
700	Sawai Pharmaceutical Co. Ltd.	51,086
996	Shimamura Co. Ltd.	111,975
600	Shin-Etsu Chemical Co. Ltd.	33,819
1,000	Sho-Bond Holdings Co. Ltd.	46,733
1,994	Stanley Electric Co. Ltd.	46,298
998	Sugi Holdings Co. Ltd.	41,757
988	Sumitomo Realty & Development Co. Ltd.	46,575
2,696	Sundrug Co. Ltd.	134,237
1,512	Suzuki Motor Corp.	37,927
1,300	Sysmex Corp.	85,730
1,600	Taikisha Ltd.	37,199
800	Takeda Pharmaceutical Co. Ltd.	38,039
1,900	Tokai Rika Co. Ltd.	40,165
3,000	Toshiba Plant Systems & Services Corp.	52,930
6,100	Totetsu Kogyo Co. Ltd.	137,158
2,000	Towa Pharmaceutical Co. Ltd.	99,990
1,000	Toyo Suisan Kaisha Ltd.	31,801
896	Toyota Industries Corp.	39,407
590	Toyota Motor Corp.	38,247
1,492	Unicharm Corp.	95,655
2,600	Valor Co. Ltd.	37,499
16,100	Yahoo! Japan Corp.	74,994
8,780	Yamada Denki Co. Ltd.	24,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

PowerShares S&P International Developed High Quality Portfolio (IDHQ) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks (continued)
	Japan (continued)
1,200	Yamato Kogyo Co. Ltd.	$44,460

		4,437,470

	Jersey Island—0.2%
617	Randgold Resources Ltd.	45,995

	Luxembourg—0.4%
2,808	SES SA FDR	81,847

	Netherlands—1.6%
2,992	Arcadis NV	94,064
681	Heineken Holding NV	43,416
613	Heineken NV	42,419
1,368	Koninklijke Vopak NV	84,332
27,307	Royal Imtech NV(a)	80,559

		344,790

	New Zealand—0.2%
7,621	Ryman Healthcare Ltd.	47,628

	Norway—0.2%
968	Yara International ASA	41,827

	Portugal—0.8%
25,946	EDP-Energias de Portugal SA	95,662
3,914	Jeronimo Martins SGPS SA	72,420

		168,082

	Singapore—1.5%
9,000	Keppel Corp. Ltd.	78,728
62,000	Olam International Ltd.	76,978
15,000	Raffles Medical Group Ltd.	38,578
23,000	SembCorp Marine Ltd.	83,444
11,000	Super Group Ltd.	37,336

		315,064

	South Korea—7.0%
1,597	Chong Kun Dang Pharm Corp.	119,991
2,409	Coway Co. Ltd.	137,625
979	Dongbu Insurance Co. Ltd.	43,793
1,691	Dongsuh Co., Inc.	44,317
764	Hotel Shilla Co. Ltd.	49,337
263	Hyundai Department Store Co. Ltd.	41,901
2,710	Hyundai Greenfood Co. Ltd.	43,176
164	Hyundai Mobis	46,305
162	Korea Zinc Co. Ltd.	47,344
347	LG Chem Ltd.	97,975
765	LG Chem Ltd. (Preference Shares)	97,000
248	LG Household & Health Care Ltd.	128,822
72	Lotte Food Co. Ltd.	44,459
324	OCI Co. Ltd.	58,645
115	Ottogi Corp.	37,132
2,840	Partron Co. Ltd.	45,917
607	S1 Corp.	36,223
1,881	Samsung Engineering Co. Ltd.	132,464
201	Samsung Fire & Marine Insurance Co. Ltd.	46,993
2,450	Samsung Heavy Industries Co. Ltd.	89,962
206	Shinsegae Co. Ltd.	51,949
32	Young Poong Corp.	42,536
225	Yuhan Corp.	39,665

		1,523,531

Number of Shares		Value
	Common Stocks (continued)
	Spain—6.2%
58,809	Abengoa SA, Class B	$142,872
4,761	Abertis Infraestructuras SA	102,267
193	Construcciones y Auxiliar de Ferrocarriles SA	100,454
2,043	Ebro Foods SA	46,217
3,337	Elecnor SA	48,950
2,182	Gas Natural SDG SA	51,527
1,173	Hochtief AG	106,541
7,701	Iberdrola SA	48,453
2,914	Indra Sistemas SA	48,212
966	Industria de Diseno Textil SA (Inditex)	158,906
23,322	Mapfre SA	93,977
15,394	Prosegur Cia de Seguridad SA	91,665
2,457	Red Electrica Corporacion SA	153,353
3,175	Telefonica SA(a)	56,049
1,637	Viscofan SA	87,006

		1,336,449

	Sweden—2.2%
1,969	Alfa Laval AB	45,033
4,944	Elekta AB, Class B	73,040
3,548	Getinge AB, Class B	112,673
2,388	Hennes & Mauritz AB, Class B	103,328
2,647	NIBE Industrier AB, Class B	50,846
3,947	Skandinaviska Enskilda Banken AB, Class A	47,881
1,144	Swedish Match AB	37,797

		470,598

	Switzerland—1.9%
742	Aryzta AG(a)	55,555
67	Galenica AG	59,375
107	Luzerner Kantonalbank AG	42,774
1,932	Osem Investments Ltd.	42,778
483	PSP Swiss Property AG	41,603
377	Sonova Holding AG	49,168
293	Syngenta AG	118,585

		409,838

	United Kingdom—20.2%
3,961	Admiral Group PLC	81,392
2,992	Aggreko PLC	77,392
3,023	ARM Holdings PLC	47,863
2,886	Associated British Foods PLC	105,113
1,660	AstraZeneca PLC	88,250
1,090	Aveva Group PLC	45,286
2,311	Babcock International Group PLC	47,339
1,872	Bellway PLC	45,234
4,788	BG Group PLC	97,963
3,192	Bovis Homes Group PLC	40,257
2,340	British American Tobacco PLC	129,175
1,967	Bunzl PLC	43,516
5,280	Capita PLC	83,641
19,793	Carillion PLC	96,670
6,049	Compass Group PLC	87,173
4,659	Cranswick PLC	80,166
2,820	Diageo PLC	90,023
1,622	Dignity PLC	36,300
4,519	Diploma PLC	50,313
4,227	Domino Printing Sciences PLC	46,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

PowerShares S&P International Developed High Quality Portfolio (IDHQ) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks (continued)
	United Kingdom (continued)
4,227	Domino’s Pizza Group PLC	$39,796
2,436	Experian PLC	49,704
2,698	Galliford Try PLC	49,675
5,777	Genus PLC	122,514
3,171	Greene King PLC	42,030
12,398	Greggs PLC	91,626
10,184	Halma PLC	89,744
1,995	IMI PLC	48,687
11,317	Intermediate Capital Group PLC	87,182
5,739	Interserve PLC	56,613
2,660	Intertek Group PLC	142,395
8,978	ITE Group PLC	46,489
7,083	J Sainsbury PLC	44,892
3,233	John Wood Group PLC	42,176
19,000	Lifestyle International Holdings Ltd.	41,416
950	Lifestyle Properties Development Ltd.(a)	192
29,940	Man Group PLC	42,811
6,830	Mears Group PLC	46,965
4,885	Meggitt PLC	44,931
20,396	Mitie Group PLC	103,122
10,696	N Brown Group PLC	90,131
1,137	Next PLC	99,464
7,837	Northgate PLC	57,037
3,842	Pennon Group PLC	42,035
2,097	Persimmon PLC(a)	42,618
1,739	Reckitt Benckiser Group PLC	135,447
11,265	Redrow PLC	47,961
1,978	Rotork PLC	90,982
1,736	SABMiller PLC	90,756
7,571	Sage Group PLC (The)	41,003
4,482	Savills PLC	46,805
13,110	Serco Group PLC	117,318
3,492	Smith & Nephew PLC	44,714
1,909	Spirax-Sarco Engineering PLC	89,495
1,768	SSE PLC	40,221
3,545	Standard Chartered PLC	85,403
1,489	Ted Baker PLC	40,835
23,272	Tesco PLC	136,170
1,660	Travis Perkins PLC	49,499
1,561	Victrex PLC	41,380
1,285	Weir Group PLC (The)	46,554
3,639	WH Smith PLC	52,676
19,978	William Morrison Supermarkets PLC	90,384
4,519	WPP PLC	96,198

		4,368,073

	United States—0.8%
1,400	Halla Climate Control Corp.	52,397
2,933	Imperial Oil Ltd.	128,052

		180,449

	Total Investments (Cost $18,278,746)—100.0%	21,638,565
	Other assets less liabilities—0.0%	2,690

	Net Assets—100.0%	$21,641,255

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Statements of Assets and Liabilities

October 31, 2013

	PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	PowerShares Emerging Markets Infrastructure Portfolio (PXR)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	PowerShares FTSE RAFI Developed Markets ex- U.S. Small-Mid Portfolio (PDN)
Assets:
Unaffiliated investments, at value(a)	$507,872,659	$373,294,896	$71,627,429	$49,869,846	$648,233,312	$98,531,212
Affiliated investments, at value	5,841,170	506,208	3,195,896	2,952	4,270,785	12,872

Total investments, at value	513,713,829	373,801,104	74,823,325	49,872,798	652,504,097	98,544,084
Cash segregated as collateral	318,248	81,312	4,086,553	—	3,546	—
Foreign currency, at value	29,835	142,157	313,999	—	46,747	—
Receivables:
Shares sold	7,616,893	5,722,874	7,219	—	12,900,980	—
Dividends	386,614	228,040	104,510	11,120	1,254,946	188,331
Foreign tax reclaims	298,798	62,857	9,049	117	528,181	50,643
Investments sold	—	—	3,837,847	—	326,386	3,997
Security lending	—	—	1,248	—	11,432	—

Total Assets	522,364,217	380,038,344	83,183,750	49,884,035	667,576,315	98,787,055

Liabilities:
Due to custodian	444,209	—	2,874,873	—	1,283,219	—
Due to foreign custodian	—	—	—	1,288	—	76,336
Payables:
Investments purchased	7,618,240	5,885,645	—	—	12,517,913	4,019
Collateral upon return of securities loaned	5,841,170	—	657,315	—	4,270,785	—
Collateral upon receipt of securities in-kind	318,248	81,312	4,086,553	—	3,546	—
Shares repurchased	—	—	3,891,955	—	—	—
Accrued unitary management fees	313,881	268,761	50,419	20,474	236,413	37,766
Accrued expenses	17,452	10,800	8,022	961	92,685	13,025

Total Liabilities	14,553,200	6,246,518	11,569,137	22,723	18,404,561	131,146

Net Assets	$507,811,017	$373,791,826	$71,614,613	$49,861,312	$649,171,754	$98,655,909

Net Assets Consist of:
Shares of beneficial interest	$483,640,734	$418,377,680	$105,617,620	$50,986,259	$603,332,365	$95,175,660
Undistributed net investment income (loss)	10,445,891	656,365	296,844	(142,740)	1,852,602	(26,842)
Undistributed net realized gain (loss)	(46,125,710)	(83,807,210)	(27,412,378)	(6,453,179)	(40,182,464)	(7,292,468)
Net unrealized appreciation (depreciation)	59,850,102	38,564,991	(6,887,473)	5,470,972	84,169,251	10,799,559

Net Assets	$507,811,017	$373,791,826	$71,614,613	$49,861,312	$649,171,754	$98,655,909

Shares outstanding (unlimited amount authorized, $0.01 par value)	20,000,000	19,900,000	1,850,000	850,000	15,100,000	3,600,000
Net asset value	$25.39	$18.78	$38.71	$58.66	$42.99	$27.40

Market price	$25.47	$18.76	$38.31	$58.38	$43.23	$27.87

Unaffiliated investments, at cost	$448,027,094	$334,721,355	$78,511,889	$44,398,925	$564,079,555	$87,732,216

Affiliated investments, at cost	$5,841,170	$506,208	$3,195,896	$2,952	$4,270,785	$12,872

Total investments, at cost	$453,868,264	$335,227,563	$81,707,785	$44,401,877	$568,350,340	$87,745,088

Foreign currencies, at cost	$30,034	$142,134	$311,329	$(1,309)	$46,955	$(74,278)

(a) Includes securities on loan with an aggregate value of:	$5,624,973	$—	$628,630	$—	$4,061,164	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	PowerShares Global Agriculture Portfolio (PAGG)	PowerShares Global Clean Energy Portfolio (PBD)	PowerShares Global Gold and Precious Metals Portfolio (PSAU)	PowerShares Global Water Portfolio (PIO)	PowerShares MENA Frontier Countries Portfolio (PMNA)	PowerShares S&P International Developed High Quality Portfolio (IDHQ)

$366,605,768	$93,213,483	$80,956,775	$29,835,746	$227,811,375	$15,110,703	$21,638,565
10,792,600	—	8,294,745	13,329	16,439,682	—	—

377,398,368	93,213,483	89,251,520	29,849,075	244,251,057	15,110,703	21,638,565
—	—	—	—	—	—	—
71,710	2,218	13,643	1,607	—	36,641	—

—	—	—	—	—	—	—
805,911	82,129	13,180	8,546	264,074	—	35,272
19,519	192,173	106,401	14,830	288,683	—	57,312
19,109	—	—	7,518	—	—	376
1,236	—	17,376	—	1,093	—	—

378,315,853	93,490,003	89,402,120	29,881,576	244,804,907	15,147,344	21,731,525

162,866	192,460	15,441	—	216,635	35,157	60,584
—	—	—	—	4,776	—	322

105,854	—	—	13,599	—	—	388
10,792,600	—	8,294,745	—	16,439,682	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
150,311	58,522	51,037	19,395	140,267	8,881	8,155
2,291	6,039	41,106	1,070	149,646	775	20,821

11,213,922	257,021	8,402,329	34,064	16,951,006	44,813	90,270

$367,101,931	$93,232,982	$80,999,791	$29,847,512	$227,853,901	$15,102,531	$21,641,255

$427,810,638	$102,774,050	$282,262,824	$51,204,008	$338,077,491	$35,423,117	$66,628,013
1,254,556	157,334	82,439	(109,872)	611,841	88,856	54,904
(48,692,314)	(7,006,471)	(216,847,567)	(5,242,073)	(158,395,870)	(22,829,960)	(48,402,905)
(13,270,949)	(2,691,931)	15,502,095	(16,004,551)	47,560,439	2,420,518	3,361,243

$367,101,931	$93,232,982	$80,999,791	$29,847,512	$227,853,901	$15,102,531	$21,641,255

17,150,000	3,150,000	6,725,000	1,400,000	10,400,000	1,275,000	1,100,000
$21.41	$29.60	$12.04	$21.32	$21.91	$11.85	$19.67

$21.21	$29.49	$12.03	$21.19	$21.96	$11.76	$19.68

$379,867,538	$95,912,044	$65,454,506	$45,840,271	$180,261,493	$12,690,357	$18,278,746

$10,792,600	$—	$8,294,745	$13,329	$16,439,682	$—	$—

$390,660,138	$95,912,044	$73,749,251	$45,853,600	$196,701,175	$12,690,357	$18,278,746

$71,899	$2,104	$13,673	$1,604	$(4,733)	$36,470	$(304)

$10,513,758	$—	$7,795,462	$—	$15,839,554	$—	$—

81

Statements of Operations

For the year ended October 31, 2013

	PowerShares DWA Developed Markets Momentum Portfolio (PIZ)	PowerShares DWA Emerging Markets Momentum Portfolio (PIE)	PowerShares Emerging Markets Infrastructure Portfolio (PXR)	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	PowerShares FTSE RAFI Developed Markets ex- U.S. Small-Mid Portfolio (PDN)
Investment Income:
Unaffiliated dividend income	$6,219,524	$8,761,712	$2,229,373	$2,105,056	$16,999,284	$1,835,064
Affiliated dividend income	8	13	8	4	17	4
Security lending income	—	—	16,204	—	423,963	—
Foreign withholding tax	(460,026)	(1,159,653)	(264,396)	(79,925)	(1,409,159)	(185,732)

Total Income	5,759,506	7,602,072	1,981,189	2,025,135	16,014,105	1,649,336

Expenses:
Unitary management fees	1,948,142	3,159,227	703,285	329,629	2,295,864	370,484
Professional fees	14,571	5,894	6,585	—	95,768	6,592
Proxy	10,986	19,847	4,030	2,262	2,920	8,265
Tax expenses	—	1,433	—	—	—	—

Total Expenses	1,973,699	3,186,401	713,900	331,891	2,394,552	385,341

Waivers	(49)	(69)	(35)	(13,535)	(59,729)	(10,844)

Net Expenses	1,973,650	3,186,332	713,865	318,356	2,334,823	374,497

Net Investment Income	3,785,856	4,415,740	1,267,324	1,706,779	13,679,282	1,274,839

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investment securities	6,908,538	(45,327,700)	(5,595,597)	(336,169)	(11,419,966)	(2,193,485)
In-kind redemptions	7,687,072	16,068,374	566,200	1,997,464	2,792,964	3,433,540
Foreign currencies	(289,383)	(1,079,169)	(214,929)	(75,079)	(239,290)	(38,369)

Net realized gain (loss)	14,306,227	(30,338,495)	(5,244,326)	1,586,216	(8,866,292)	1,201,686

Change in net unrealized appreciation (depreciation) on:
Investment securities	54,195,769	27,343,170	407,384	1,150,090	112,653,862	14,783,194
Foreign currencies	11,558	(6,342)	(1,809)	25	35,116	5,212

Net change in unrealized appreciation (depreciation)	54,207,327	27,336,828	405,575	1,150,115	112,688,978	14,788,406

Net realized and unrealized gain (loss)	68,513,554	(3,001,667)	(4,838,751)	2,736,331	103,822,686	15,990,092

Net increase (decrease) in net assets resulting from operations	$72,299,410	$1,414,073	$(3,571,427)	$4,443,110	$117,501,968	$17,264,931

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	PowerShares Global Agriculture Portfolio (PAGG)	PowerShares Global Clean Energy Portfolio (PBD)	PowerShares Global Gold and Precious Metals Portfolio (PSAU)	PowerShares Global Water Portfolio (PIO)	PowerShares MENA Frontier Countries Portfolio (PMNA)	PowerShares S&P International Developed High Quality Portfolio (IDHQ)

$12,802,366	$2,665,056	$753,872	$445,966	$5,725,464	$547,571	$535,944
20	1	1	4	2	—	—
19,568	—	601,233	—	200,669	—	—
(1,302,286)	(215,398)	(88,098)	(45,018)	(379,668)	(21,439)	(65,219)

11,519,668	2,449,659	1,267,008	400,952	5,546,467	526,132	470,725

1,946,747	768,403	496,011	206,382	1,549,814	110,370	96,504
—	4,655	39,349	—	146,877	—	20,075
7,258	3,939	5,700	2,596	10,587	1,287	1,294
13,954	13	—	14	—	—	—

1,967,959	777,010	541,060	208,992	1,707,278	111,657	117,873

(88,131)	(3)	(5)	(21)	(15)	(2)	(3,799)

1,879,828	777,007	541,055	208,971	1,707,263	111,655	114,074

9,639,840	1,672,652	725,953	191,981	3,839,204	414,477	356,651

(11,893,089)	(1,168,484)	(9,325,856)	(3,264,922)	1,839,125	437,960	191,605
4,938,625	3,303,632	6,122,162	(99,845)	7,497,968	—	—
(268,897)	(36,333)	(33,422)	(5,253)	(448,055)	(63,582)	(12,700)

(7,223,361)	2,098,815	(3,237,116)	(3,370,020)	8,889,038	374,378	178,905

9,059,275	(2,494,583)	35,000,962	(15,996,729)	43,066,373	860,343	3,161,967
(9,657)	7,098	4,410	(13)	15,901	170	5,883

9,049,618	(2,487,485)	35,005,372	(15,996,742)	43,082,274	860,513	3,167,850

1,826,257	(388,670)	31,768,256	(19,366,762)	51,971,312	1,234,891	3,346,755

$11,466,097	$1,283,982	$32,494,209	$(19,174,781)	$55,810,516	$1,649,368	$3,703,406

83

Statements of Changes in Net Assets

For the years ended October 31, 2013 and 2012

	PowerShares DWA Developed Markets Momentum Portfolio (PIZ)		PowerShares DWA Emerging Markets Momentum Portfolio (PIE)
	2013	2012	2013	2012
Operations:
Net investment income	$3,785,856	$1,268,674	$4,415,740	$1,941,472
Net realized gain (loss)	14,306,227	(4,675,700)	(30,338,495)	6,400,803
Net change in unrealized appreciation	54,207,327	4,919,967	27,336,828	1,449,830

Net increase (decrease) in net assets resulting from operations	72,299,410	1,512,941	1,414,073	9,792,105

Distributions to Shareholders from:
Net investment income	(3,597,170)	(1,517,087)	(2,868,044)	(1,945,602)

Shareholder Transactions:
Proceeds from shares sold	416,887,157	36,486,216	355,505,649	63,627,988
Value of shares repurchased	(43,513,648)	(34,821,780)	(165,513,676)	(58,902,905)
Transaction fees	—	—	411,672	—

Net increase (decrease) in net assets resulting from shares transactions	373,373,509	1,664,436	190,403,645	4,725,083

Increase (Decrease) in Net Assets	442,075,749	1,660,290	188,949,674	12,571,586

Net Assets:
Beginning of year	65,735,268	64,074,978	184,842,152	172,270,566

End of year	$507,811,017	$65,735,268	$373,791,826	$184,842,152

Undistributed net investment income (loss) at end of year	$10,445,891	$53,721	$656,365	$185,812

Changes in Shares Outstanding:
Shares sold	18,700,000	1,900,000	18,500,000	3,650,000
Shares repurchased	(2,100,000)	(1,900,000)	(9,200,000)	(3,600,000)
Shares outstanding, beginning of year	3,400,000	3,400,000	10,600,000	10,550,000

Shares outstanding, end of year	20,000,000	3,400,000	19,900,000	10,600,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

PowerShares Emerging Markets Infrastructure Portfolio (PXR)		PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)
2013	2012	2013	2012

$1,267,324	$1,613,746	$1,706,779	$1,554,101
(5,244,326)	(15,027,433)	1,586,216	368,042
405,575	11,479,276	1,150,115	2,118,129

(3,571,427)	(1,934,411)	4,443,110	4,040,272

(1,102,715)	(2,194,191)	(2,197,612)	(1,713,355)

8,763,899	—	14,037,751	—
(26,826,102)	(32,587,688)	(23,164,981)	(9,518,362)
—	—	—	—

(18,062,203)	(32,587,688)	(9,127,230)	(9,518,362)

(22,736,345)	(36,716,290)	(6,881,732)	(7,191,445)

94,350,958	131,067,248	56,743,044	63,934,489

$71,614,613	$94,350,958	$49,861,312	$56,743,044

$296,844	$233,391	$(142,740)	$158,832

200,000	—	250,000	—
(700,000)	(850,000)	(450,000)	(200,000)
2,350,000	3,200,000	1,050,000	1,250,000

1,850,000	2,350,000	850,000	1,050,000

85

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2013 and 2012

	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)		PowerShares FTSE RAFI Developed Markets ex- U.S. Small-Mid Portfolio (PDN)
	2013	2012	2013	2012
Operations:
Net investment income	$13,679,282	$7,821,902	$1,274,839	$1,089,457
Net realized gain (loss)	(8,866,292)	(4,973,823)	1,201,686	(831,592)
Net change in unrealized appreciation (depreciation)	112,688,978	(5,307,791)	14,788,406	191,024

Net increase (decrease) in net assets resulting from operations	117,501,968	(2,459,712)	17,264,931	448,889

Distributions to Shareholders from:
Net investment income	(13,063,725)	(7,710,619)	(1,686,447)	(1,318,966)

Shareholder Transactions:
Proceeds from shares sold	272,276,218	78,358,678	33,048,651	—
Value of shares repurchased	(11,257,691)	(30,165,917)	(9,851,608)	(4,214,640)

Net increase (decrease) in net assets resulting from shares transactions	261,018,527	48,192,761	23,197,043	(4,214,640)

Increase (Decrease) in Net Assets	365,456,770	38,022,430	38,775,527	(5,084,717)

Net Assets:
Beginning of year	283,714,984	245,692,554	59,880,382	64,965,099

End of year	$649,171,754	$283,714,984	$98,655,909	$59,880,382

Undistributed net investment income (loss) at end of year	$1,852,602	$1,183,266	$(26,842)	$134,156

Changes in Shares Outstanding:
Shares sold	7,100,000	2,300,000	1,300,000	—
Shares repurchased	(300,000)	(1,000,000)	(400,000)	(200,000)
Shares outstanding, beginning of year	8,300,000	7,000,000	2,700,000	2,900,000

Shares outstanding, end of year	15,100,000	8,300,000	3,600,000	2,700,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)		PowerShares Global Agriculture Portfolio (PAGG)		PowerShares Global Clean Energy Portfolio (PBD)
2013	2012	2013	2012	2013	2012

$9,639,840	$8,814,720	$1,672,652	$1,337,331	$725,953	$1,629,966
(7,223,361)	(1,858,272)	2,098,815	(2,483,819)	(3,237,116)	(45,749,862)
9,049,618	(9,535,178)	(2,487,485)	1,999,418	35,005,372	19,736,521

11,466,097	(2,578,730)	1,283,982	852,930	32,494,209	(24,383,375)

(9,316,286)	(10,302,942)	(1,616,385)	(1,478,198)	(790,701)	(1,844,654)

28,772,842	140,197,590	3,130,281	12,524,349	12,559,892	—
(38,982,162)	(196,950,906)	(18,396,859)	(26,381,857)	(19,720,010)	(43,949,854)

(10,209,320)	(56,753,316)	(15,266,578)	(13,857,508)	(7,160,118)	(43,949,854)

(8,059,509)	(69,634,988)	(15,598,981)	(14,482,776)	24,543,390	(70,177,883)

375,161,440	444,796,428	108,831,963	123,314,739	56,456,401	126,634,284

$367,101,931	$375,161,440	$93,232,982	$108,831,963	$80,999,791	$56,456,401

$1,254,556	$998,232	$157,334	$137,400	$82,439	$171,009

1,300,000	6,700,000	100,000	450,000	1,350,000	—
(1,850,000)	(9,450,000)	(600,000)	(950,000)	(2,250,000)	(5,175,000)
17,700,000	20,450,000	3,650,000	4,150,000	7,625,000	12,800,000

17,150,000	17,700,000	3,150,000	3,650,000	6,725,000	7,625,000

87

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2013 and 2012

	PowerShares Global Gold and Precious Metals Portfolio (PSAU)		PowerShares Global Water Portfolio (PIO)
	2013	2012	2013	2012
Operations:
Net investment income	$191,981	$236,753	$3,839,204	$4,407,224
Net realized gain (loss)	(3,370,020)	1,444,310	8,889,038	(24,461,036)
Net change in unrealized appreciation (depreciation)	(15,996,742)	(7,699,996)	43,082,274	20,501,366

Net increase (decrease) in net assets resulting from operations	(19,174,781)	(6,018,933)	55,810,516	447,554

Distributions to Shareholders from:
Net investment income	(126,163)	(699,608)	(3,313,392)	(4,505,763)
Return of capital	—	—	—	—

Total distributions to shareholders	(126,163)	(699,608)	(3,313,392)	(4,505,763)

Shareholder Transactions:
Proceeds from shares sold	16,948,200	4,096,907	7,126,712	30,143,227
Value of shares repurchased	(6,261,684)	(13,416,258)	(38,481,569)	(98,324,861)
Transaction fees	—	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	10,686,516	(9,319,351)	(31,354,857)	(68,181,634)

Increase (Decrease) in Net Assets	(8,614,428)	(16,037,892)	21,142,267	(72,239,843)

Net Assets:
Beginning of year	38,461,940	54,499,832	206,711,634	278,951,477

End of year	$29,847,512	$38,461,940	$227,853,901	$206,711,634

Undistributed net investment income (loss) at end of year	$(109,872)	$(463,905)	$611,841	$333,046

Changes in Shares Outstanding:
Shares sold	700,000	100,000	350,000	1,700,000
Shares repurchased	(250,000)	(350,000)	(2,100,000)	(5,800,000)
Shares outstanding, beginning of year	950,000	1,200,000	12,150,000	16,250,000

Shares outstanding, end of year	1,400,000	950,000	10,400,000	12,150,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

PowerShares MENA Frontier Countries Portfolio (PMNA)		PowerShares S&P International Developed High Quality Portfolio (IDHQ)
2013	2012	2013	2012

$414,477	$547,122	$356,651	$319,752
374,378	(2,422,237)	178,905	(248,165)
860,513	1,893,404	3,167,850	906,957

1,649,368	18,289	3,703,406	978,544

(352,655)	(834,865)	(373,989)	(318,283)
—	(10,005)	—	—

(352,655)	(844,870)	(373,989)	(318,283)

—	789,102	—	12,294,712
(2,560,788)	(4,073,993)	—	(14,676,435)
10,104	24,315	—	—

(2,550,684)	(3,260,576)	—	(2,381,723)

(1,253,971)	(4,087,157)	3,329,417	(1,721,462)

16,356,502	20,443,659	18,311,838	20,033,300

$15,102,531	$16,356,502	$21,641,255	$18,311,838

$88,856	$—	$54,904	$57,483

—	75,000	—	750,000
(225,000)	(375,000)	—	(900,000)
1,500,000	1,800,000	1,100,000	1,250,000

1,275,000	1,500,000	1,100,000	1,100,000

89

Financial Highlights

PowerShares DWA Developed Markets Momentum Portfolio (PIZ)

	Year Ended October 31,
	2013	2012	2011	2010		2009
Per Share Operating Performance:
Net asset value at beginning of year	$19.33	$18.85	$20.85	$17.54		$13.29
Net investment income(a)	0.35	0.40	0.37	0.16		0.25
Net realized and unrealized gain (loss) on investments	6.00	0.56	(1.99)	3.59		4.02
Total from investment operations	6.35	0.96	(1.62)	3.75		4.27
Distributions to shareholders from:
Net investment income	(0.29)	(0.48)	(0.38)	(0.44)		(0.02)
Net asset value at end of year	$25.39	$19.33	$18.85	$20.85		$17.54
Market price at end of year(b)	$25.47	$19.44	$18.68	$20.94		$17.18
Net Asset Value Total Return(c)	33.09%	5.43%	(7.81)%	21.82	%(d)	32.14%
Market Price Total Return(c)	32.75%	6.99%	(9.04)%	24.88%		33.97%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$507,811	$65,735	$64,075	$97,980		$22,805
Ratio to average net assets of:
Expenses	0.81%	0.80%	0.80%	0.80%		0.80%
Net investment income	1.55%	2.19%	1.69%	0.86%		1.75%
Portfolio turnover rate(e)	96%	133%	93%	107%		135%

PowerShares DWA Emerging Markets Momentum Portfolio (PIE)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$17.44	$16.33	$17.88	$13.30	$9.24
Net investment income(a)	0.24	0.19	0.20	0.13	0.08
Net realized and unrealized gain (loss) on investments	1.24	1.12	(1.66)	4.55	3.98
Total from investment operations	1.48	1.31	(1.46)	4.68	4.06
Distributions to shareholders from:
Net investment income	(0.16)	(0.20)	(0.09)	(0.10)	—
Transaction fees(a)	0.02	—	—	—	—
Net asset value at end of year	$18.78	$17.44	$16.33	$17.88	$13.30
Market price at end of year(b)	$18.76	$17.48	$16.26	$17.99	$13.17
Net Asset Value Total Return(c)	8.66%	8.12%	(8.23)%	35.43%	43.94%
Market Price Total Return(c)	8.29%	8.84%	(9.18)%	37.62%	39.36%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$373,792	$182,842	$172,271	$312,086	$28,603
Ratio to average net assets of:
Expenses	0.91%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.26%	1.12%	1.12%	0.88%	0.79%
Portfolio turnover rate(e)	142%	181%	147%	128%	205%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.01 per share. Had the pay-in not been made, the net asset value total return would have been 21.76%.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Financial Highlights (continued)

PowerShares Emerging Markets Infrastructure Portfolio (PXR)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$40.15	$40.96	$49.91	$39.92	$20.20
Net investment income(a)	0.54	0.58	0.82	0.53	0.56
Net realized and unrealized gain (loss) on investments	(1.48)	(0.57)	(9.04)	9.87	19.26
Total from investment operations	(0.94)	0.01	(8.22)	10.40	19.82
Distributions to shareholders from:
Net investment income	(0.50)	(0.82)	(0.73)	(0.41)	(0.10)
Net asset value at end of year	$38.71	$40.15	$40.96	$49.91	$39.92
Market price at end of year(b)	$38.31	$39.90	$40.70	$50.04	$40.10
Net Asset Value Total Return(c)	(2.35)%	0.13%	(16.67)%	26.23%	98.46%
Market Price Total Return(c)	(2.75)%	0.15%	(17.42)%	25.98%	99.35%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$71,615	$94,351	$131,067	$159,698	$103,786
Ratio to average net assets of:
Expenses	0.76%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.35%	1.46%	1.62%	1.22%	1.65%
Portfolio turnover rate(d)	30%	20%	34%	36%	38%

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$54.04	$51.15	$51.72	$45.52	$28.82
Net investment income(a)	1.54	1.37	1.40	1.08	1.19
Net realized and unrealized gain (loss) on investments	5.07	2.99	(0.62)	6.98	16.57
Total from investment operations	6.61	4.36	0.78	8.06	17.76
Distributions to shareholders from:
Net investment income	(1.99)	(1.47)	(1.35)	(1.86)	(1.06)
Net asset value at end of year	$58.66	$54.04	$51.15	$51.72	$45.52
Market price at end of year(b)	$58.38	$53.84	$50.78	$51.99	$45.28
Net Asset Value Total Return(c)	12.50%	8.92%	1.44%	18.37%	63.18%
Market Price Total Return(c)	12.38%	9.33%	0.16%	19.59%	62.64%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$49,861	$56,743	$63,934	$43,960	$38,690
Ratio to average net assets of:
Expenses, after Waivers	0.51%	0.80%	0.80%	0.80%	0.80%
Expenses, prior to Waivers	0.53%	0.80%	0.80%	0.80%	0.80%
Net investment income, after Waivers	2.74%	2.72%	2.52%	2.33%	3.54%
Portfolio turnover rate(d)	32%	14%	22%	30%	42%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Financial Highlights (continued)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$34.18	$35.10	$39.00	$37.49	$27.86
Net investment income(a)	1.08	0.99	1.01	0.72	0.67
Net realized and unrealized gain (loss) on investments	8.75	(0.90)	(3.71)	1.60	9.55
Total from investment operations	9.83	0.09	(2.70)	2.32	10.22
Distributions to shareholders from:
Net investment income	(1.02)	(1.01)	(1.20)	(0.81)	(0.59)
Net asset value at end of year	$42.99	$34.18	$35.10	$39.00	$37.49
Market price at end of year(b)	$43.23	$34.29	$34.59	$39.43	$37.13
Net Asset Value Total Return(c)	29.20%	0.53%	(7.08)%	6.37%	37.40%
Market Price Total Return(c)	29.49%	2.35%	(9.45)%	8.55%	33.43%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$649,172	$283,715	$245,693	$183,323	$138,705
Ratio to average net assets of:
Expenses, after Waivers	0.48%	0.75%	0.75%	0.75%	0.75%
Expenses, prior to Waivers	0.49%	0.75%	0.75%	0.75%	0.75%
Net investment income, after Waivers	2.82%	2.99%	2.59%	1.99%	2.21%
Portfolio turnover rate(d)	17%	17%	17%	21%	28%

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$22.18	$22.40	$22.99	$20.99	$13.54
Net investment income(a)	0.44	0.40	0.45	0.32	0.28
Net realized and unrealized gain (loss) on investments	5.36	(0.15)	(0.40)	2.31	7.34
Total from investment operations	5.80	0.25	0.05	2.63	7.62
Distributions to shareholders from:
Net investment income	(0.58)	(0.47)	(0.64)	(0.63)	(0.17)
Net asset value at end of year	$27.40	$22.18	$22.40	$22.99	$20.99
Market price at end of year(b)	$27.87	$22.30	$21.86	$23.27	$20.79
Net Asset Value Total Return(c)	26.56%	1.32%	0.09%	12.93%	56.70%
Market Price Total Return(c)	28.00%	4.40%	(3.56)%	15.40%	50.21%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$98,656	$59,880	$64,965	$59,766	$31,490
Ratio to average net assets of:
Expenses, after Waivers	0.52%	0.75%	0.75%	0.75%	0.75%
Expenses, prior to Waivers	0.54%	0.75%	0.75%	0.75%	0.75%
Net investment income, after Waivers	1.78%	1.84%	1.82%	1.52%	1.74%
Portfolio turnover rate(d)	27%	28%	75%	24%	41%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Financial Highlights (continued)

PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$21.20	$21.75	$24.74	$20.60	$13.45
Net investment income(a)	0.56	0.50	0.53	0.48	0.26
Net realized and unrealized gain (loss) on investments	0.19	(0.44)	(3.01)	3.82	7.21
Total from investment operations	0.75	0.06	(2.48)	4.30	7.47
Distributions to shareholders from:
Net investment income	(0.54)	(0.61)	(0.51)	(0.16)	(0.32)
Net asset value at end of year	$21.41	$21.20	$21.75	$24.74	$20.60
Market price at end of year(b)	$21.21	$21.11	$21.80	$25.01	$20.57
Net Asset Value Total Return(c)	3.67%	0.37%	(10.16)%	20.94%	56.48%
Market Price Total Return(c)	3.14%	(0.29)%	(10.93)%	22.43%	55.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$367,102	$375,161	$444,796	$497,242	$175,113
Ratio to average net assets of:
Expenses, after Waivers	0.52%	0.85%	0.85%	0.85%	0.85%
Expenses, prior to Waivers	0.54%	0.85%	0.85%	0.85%	0.85%
Net investment income, after Waivers	2.66%	2.34%	2.16%	2.13%	1.52%
Portfolio turnover rate(d)	24%	33%	20%	41%	52%

PowerShares Global Agriculture Portfolio (PAGG)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$29.82	$29.71	$30.58	$23.48	$16.60
Net investment income(a)	0.49	0.35	0.20	0.33	0.17
Net realized and unrealized gain (loss) on investments	(0.22)	0.15 (e)	(0.79)	6.92	6.72
Total from investment operations	0.27	0.50	(0.59)	7.25	6.89
Distributions to shareholders from:
Net investment income	(0.49)	(0.39)	(0.28)	(0.15)	(0.01)
Net asset value at end of year	$29.60	$29.82	$29.71	$30.58	$23.48
Market price at end of year(b)	$29.49	$29.66	$29.47	$30.68	$23.27
Net Asset Value Total Return(c)	0.91%	1.85%	(1.93)%	30.99%	41.53%
Market Price Total Return(c)	1.07%	2.13%	(3.04)%	32.61%	39.50%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$93,233	$108,832	$123,314	$59,636	$24,652
Ratio to average net assets of:
Expenses	0.76%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.63%	1.22%	0.64%	1.25%	0.79%
Portfolio turnover rate(d)	17%	30%	16%	19%	33%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Financial Highlights (continued)

PowerShares Global Clean Energy Portfolio (PBD)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$7.40	$9.89	$13.95	$15.53	$12.25
Net investment income(a)	0.10	0.17	0.13	0.03	0.03
Net realized and unrealized gain (loss) on investments	4.65	(2.47)	(4.10)	(1.60)	3.28
Total from investment operations	4.75	(2.30)	(3.97)	(1.57)	3.31
Distributions to shareholders from:
Net investment income	(0.11)	(0.19)	(0.09)	(0.01)	(0.03)
Net asset value at end of year	$12.04	$7.40	$9.89	$13.95	$15.53
Market price at end of year(b)	$12.03	$7.34	$9.77	$13.91	$15.39
Net Asset Value Total Return(c)	64.73%	(23.35)%	(28.54)%	(10.14)%	27.10%
Market Price Total Return(c)	65.94%	(23.03)%	(29.20)%	(9.58)%	24.13%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$81,000	$56,456	$126,634	$161,786	$185,973
Ratio to average net assets of:
Expenses	0.82%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.10%	2.05%	1.00%	0.22%	0.23%
Portfolio turnover rate(d)	48%	54%	66%	39%	62%

PowerShares Global Gold and Precious Metals Portfolio (PSAU)

	Year Ended October 31,
	2013	2012	2011	2010		2009
Per Share Operating Performance:
Net asset value at beginning of year	$40.49	$45.42	$46.70	$34.16		$16.55
Net investment income(a)	0.19	0.22	0.10	0.03		0.02
Net realized and unrealized gain (loss) on investments	(19.26)	(4.54)	0.19	12.60		17.59
Total from investment operations	(19.07)	(4.32)	0.29	12.63		17.61
Distributions to shareholders from:
Net investment income	(0.10)	(0.61)	(0.93)	(0.09)		—
Capital gains	—	—	(0.64)	(0.00	)(e)	—
Total distributions	(0.10)	(0.61)	(1.57)	(0.09)		—
Net asset value at end of year	$21.32	$40.49	$45.42	$46.70		$34.16
Market price at end of year(b)	$21.19	$41.12	$45.08	$46.77		$34.31
Net Asset Value Total Return(c)	(47.10)%	(9.48)%	0.41%	37.05%		106.41%
Market Price Total Return(c)	(48.22)%	(7.37)%	(0.54)%	36.65%		104.96%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$29,848	$38,462	$54,500	$58,377		$27,325
Ratio to average net assets of:
Expenses	0.76%	0.75%	0.75%	0.75%		0.75%
Net investment income	0.70%	0.57%	0.20%	0.07%		0.08%
Portfolio turnover rate(d)	14%	19%	9%	27%		29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Amount represents less than $(0.005).

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Financial Highlights (continued)

PowerShares Global Water Portfolio (PIO)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$17.01	$17.17	$18.68	$17.15	$12.34
Net investment income(a)	0.36	0.32	0.27	0.22	0.25
Net realized and unrealized gain (loss) on investments	4.86	(0.15)	(1.49)	1.56	4.78
Total from investment operations	5.22	0.17	(1.22)	1.78	5.03
Distributions to shareholders from:
Net investment income	(0.32)	(0.33)	(0.29)	(0.25)	(0.22)
Net asset value at end of year	$21.91	$17.01	$17.17	$18.68	$17.15
Market price at end of year(b)	$21.96	$16.93	$16.95	$18.69	$17.03
Net Asset Value Total Return(c)	30.91%	1.11%	(6.68)%	10.47%	41.25%
Market Price Total Return(c)	31.84%	1.95%	(7.92)%	11.30%	42.58%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$227,854	$206,712	$278,951	$322,155	$280,424
Ratio to average net assets of:
Expenses	0.83%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.86%	1.90%	1.38%	1.23%	1.82%
Portfolio turnover rate(d)	52%	104%	26%	27%	36%

PowerShares MENA Frontier Countries Portfolio (PMNA)

	Year Ended October 31,
	2013	2012	2011		2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$10.90	$11.36	$13.69		$14.38	$14.98
Net investment income(a)	0.30	0.33	0.45	(e)	0.35	0.29
Net realized and unrealized gain (loss) on investments	0.91	(0.29)	(2.38)		(0.90)	(0.93)
Total from investment operations	1.21	0.04	(1.93)		(0.55)	(0.64)
Distributions to shareholders from:
Net investment income	(0.27)	(0.50)	(0.43)		(0.21)	—
Return of capital	—	(0.01)	—		—	—
Total distributions	(0.27)	(0.51)	(0.43)		(0.21)	—
Transaction fees(a)	0.01	0.01	0.03		0.07	0.04
Net asset value at end of year	$11.85	$10.90	$11.36		$13.69	$14.38
Market price at end of year(b)	$11.76	$10.66	$11.14		$13.74	$14.10
Net Asset Value Total Return(c)	11.29%	0.67%	(14.22)%		(3.26)%	(4.00)%
Market Price Total Return(c)	12.97%	0.43%	(16.21)%		(0.96)%	(6.81)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$15,103	$16,357	$20,444		$21,557	$17,253
Ratio to average net assets of:
Expenses, after Waivers	0.71%	0.70%	0.70%		0.70%	0.70%
Expenses, prior to Waivers	0.71%	0.82%	0.95%		0.95%	0.95%
Net investment income, after Waivers	2.63%	3.01%	3.59	%(e)	2.71%	2.33%
Portfolio turnover rate(d)	160%	101%	60%		139%	126%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $0.20 per share owned of Mobile Telecommunication Co. KSC on April 13, 2011. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.32 and 2.54%, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Financial Highlights (continued)

PowerShares S&P International Developed High Quality Portfolio (IDHQ)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$16.65	$16.03	$17.09	$15.66	$11.32
Net investment income(a)	0.32	0.29	0.34	0.27	0.30
Net realized and unrealized gain (loss) on investments	3.04	0.62	(0.89)	1.47	4.17
Total from investment operations	3.36	0.91	(0.55)	1.74	4.47
Distributions to shareholders from:
Net investment income	(0.34)	(0.29)	(0.51)	(0.31)	(0.13)
Net asset value at end of year	$19.67	$16.65	$16.03	$17.09	$15.66
Market price at end of year(b)	$19.68	$16.81	$15.65	$17.03	$15.44
Net Asset Value Total Return(c)	20.44%	5.87%	(3.40)%	11.33%	39.69%
Market Price Total Return(c)	19.34%	9.50%	(5.35)%	12.51%	38.34%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$21,641	$18,312	$20,033	$32,480	$59,514
Ratio to average net assets of:
Expenses, after Waivers	0.57%	0.75%	0.75%	0.75%	0.75%
Expenses, prior to Waivers	0.59%	0.75%	0.75%	0.75%	0.75%
Net investment income, after Waivers	1.79%	1.82%	1.89%	1.72%	2.49%
Portfolio turnover rate(d)	28%	115%	83%	125%	194%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2013

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2013, the Trust offered fifty-six portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA Developed Markets Momentum Portfolio (PIZ) (formerly PowerShares DWA Developed Markets Technical Leaders Portfolio)	“DWA Developed Markets Momentum Portfolio”
PowerShares DWA Emerging Markets Momentum Portfolio (PIE) (formerly PowerShares DWA Emerging Markets Technical Leaders Portfolio)	“DWA Emerging Markets Momentum Portfolio”
PowerShares Emerging Markets Infrastructure Portfolio (PXR)	“Emerging Markets Infrastructure Portfolio”
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (PAF)	“FTSE RAFI Asia Pacific ex-Japan Portfolio”
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (PXF)	“FTSE RAFI Developed Markets ex-U.S. Portfolio”
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (PDN)	“FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio”
PowerShares FTSE RAFI Emerging Markets Portfolio (PXH)	“FTSE RAFI Emerging Markets Portfolio”
PowerShares Global Agriculture Portfolio (PAGG)	“Global Agriculture Portfolio”
PowerShares Global Clean Energy Portfolio (PBD)	“Global Clean Energy Portfolio”
PowerShares Global Gold and Precious Metals Portfolio (PSAU)	“Global Gold and Precious Metals Portfolio”
PowerShares Global Water Portfolio (PIO)	“Global Water Portfolio”
PowerShares MENA Frontier Countries Portfolio (PMNA)	“MENA Frontier Countries Portfolio”
PowerShares S&P International Developed High Quality Portfolio (IDHQ)	“S&P International Developed High Quality Portfolio”

Each portfolio (each, a “Fund” and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange
DWA Developed Markets Momentum Portfolio	NYSE Arca, Inc.
DWA Emerging Markets Momentum Portfolio	NYSE Arca, Inc.
Emerging Markets Infrastructure Portfolio	NYSE Arca, Inc.
FTSE RAFI Asia Pacific ex-Japan Portfolio	NYSE Arca, Inc.
FTSE RAFI Developed Markets ex-U.S. Portfolio	NYSE Arca, Inc.
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	NYSE Arca, Inc.
FTSE RAFI Emerging Markets Portfolio	NYSE Arca, Inc.
Global Agriculture Portfolio	NASDAQ Stock Market
Global Clean Energy Portfolio	NYSE Arca, Inc.
Global Gold and Precious Metals Portfolio	NASDAQ Stock Market
Global Water Portfolio	NYSE Arca, Inc.
MENA Frontier Countries Portfolio	NASDAQ Stock Market
S&P International Developed High Quality Portfolio	NYSE Arca, Inc.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed generally in-kind for securities included in each Fund’s relevant index, except for MENA Frontier Countries Portfolio, which issues and redeems Creation Units partially for cash and partially in-kind for securities included in that Fund’s relevant index. Except when aggregated in Creation Units by Authorized Participants, Shares are not individually redeemable securities of the Funds.

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The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Index
DWA Developed Markets Momentum Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index
DWA Emerging Markets Momentum Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index
Emerging Markets Infrastructure Portfolio	S-Network Emerging Infrastructure Builders IndexSM
FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Developed Asia Pacific ex Japan Index
FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed ex U.S. Index
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex U.S. Mid Small 1500 Index
FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Markets Index
Global Agriculture Portfolio	NASDAQ OMX Global Agriculture IndexSM
Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index
Global Gold and Precious Metals Portfolio	NASDAQ OMX Global Gold and Precious Metals IndexSM
Global Water Portfolio	NASDAQ OMX Global Water IndexSM
MENA Frontier Countries Portfolio	NASDAQ OMX Middle East North Africa IndexSM
S&P International Developed High Quality Portfolio	S&P International Developed High Quality Rankings Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting

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the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund’s respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. The Funds may invest in equity securities. Equity risk is the risk that the value of the securities that a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which the Funds invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Funds’ portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Global Agriculture Portfolio, Global Gold and Precious Metals Portfolio, Global Water Portfolio and MENA Frontier Countries Portfolio are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Because the MENA Frontier Countries Portfolio issues and redeems Creation Units partially for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. FTSE RAFI Emerging Markets Portfolio’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in the Fund’s Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of its securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

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Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), MENA Frontier Countries Portfolio currently effects creations and redemptions partially for cash and partially in-kind, rather than primarily in-kind, because of the nature of the Fund’s investments. As such, investments in the Fund’s Shares may be less tax efficient than investments in conventional ETFs.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risk beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. The Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

F. Dividends and Distributions to Shareholders

Each Fund (except for Global Agriculture Portfolio, Global Gold and Precious Metals Portfolio and MENA Frontier Countries Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Global Agriculture Portfolio, Global Gold and Precious Metals Portfolio and MENA Frontier Countries Portfolio each declares and pays dividends annually. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal period-end.

G. Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in currencies other than the U.S. dollar, are translated into U.S. dollars using the applicable exchange rates as of the close of London world markets. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments in securities. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

H. Securities Lending

DWA Developed Markets Momentum Portfolio, Emerging Markets Infrastructure Portfolio, FTSE RAFI Developed Markets ex-U.S. Portfolio, FTSE RAFI Emerging Markets Portfolio, Global Clean Energy Portfolio and Global Water Portfolio may lend portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection

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with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

	% of Average Daily Net Assets
DWA Developed Markets Momentum Portfolio	0.80%
DWA Emerging Markets Momentum Portfolio	0.90%
Emerging Markets Infrastructure Portfolio	0.75%
FTSE RAFI Asia Pacific ex-Japan Portfolio	0.49	%*
FTSE RAFI Developed Markets ex-U.S. Portfolio	0.45	%**
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.49	%***
FTSE RAFI Emerging Markets Portfolio	0.49	%****
Global Agriculture Portfolio	0.75%
Global Clean Energy Portfolio	0.75%
Global Gold and Precious Metals Portfolio	0.75%
Global Water Portfolio	0.75%
MENA Frontier Countries Portfolio	0.70%
S&P International Developed High Quality Portfolio	0.45	%**

*	Prior to November 21, 2012, the Fund’s unitary management fee was 0.80%. Effective November 21, 2012 through December 17, 2012, the Adviser voluntarily agreed to waive a portion of the Fund’s unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.49%. Effective December 18, 2012, the unitary management fee was reduced to 0.49%.
**	Prior to November 21, 2012, the Fund’s unitary management fee was 0.75%. Effective November 21, 2012 through December 17, 2012, the Adviser voluntarily agreed to waive a portion of the Fund’s unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.45%. Effective December 18, 2012, the unitary management fee was reduced to 0.45%.
***	Prior to November 21, 2012, the Fund’s unitary management fee was 0.75%. Effective November 21, 2012 through December 17, 2012, the Adviser voluntarily agreed to waive a portion of the Fund’s unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.49%. Effective December 18, 2012, the unitary management fee was reduced to 0.49%.
****	Prior to November 21, 2012, the Fund’s unitary management fee was 0.85%. Effective November 21, 2012 through December 17, 2012, the Adviser voluntarily agreed to waive a portion of the Fund’s unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.49%. Effective December 18, 2012, the unitary management fee was reduced to 0.49%.

The Adviser has contractually agreed, through at least August 31, 2015, to waive the advisory fee payable by each Fund in an amount equal to 100% of the net advisory fees the Adviser’s affiliate receives from the affiliated money market funds on investments by a Fund (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

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For the fiscal year ended October 31, 2013, the Adviser waived advisory fees in the following amounts:

DWA Developed Markets Momentum Portfolio	$49
DWA Emerging Markets Momentum Portfolio	69
Emerging Markets Infrastructure Portfolio	35
FTSE RAFI Asia Pacific ex-Japan Portfolio	13,535
FTSE RAFI Developed Markets ex-U.S. Portfolio	59,729
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	10,844
FTSE RAFI Emerging Markets Portfolio	88,131
Global Agriculture Portfolio	3
Global Clean Energy Portfolio	5
Global Gold and Precious Metals Portfolio	21
Global Water Portfolio	15
MENA Frontier Countries Portfolio	2
S&P International Developed High Quality Portfolio	3,799

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA Developed Markets Momentum Portfolio	Dorsey Wright & Associates, Inc.
DWA Emerging Markets Momentum Portfolio	Dorsey Wright & Associates, Inc.
Emerging Markets Infrastructure Portfolio	S-Network Global Indexes LLC
FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE International Ltd.
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE International Ltd.
FTSE RAFI Emerging Markets Portfolio	FTSE International Ltd.
Global Agriculture Portfolio	The NASDAQ OMX Group, Inc.
Global Clean Energy Portfolio	WilderHill New Energy Finance, LLC
Global Gold and Precious Metals Portfolio	The NASDAQ OMX Group, Inc.
Global Water Portfolio	The NASDAQ OMX Group, Inc.
MENA Frontier Countries Portfolio	The NASDAQ OMX Group, Inc.
S&P International Developed High Quality Portfolio	Standard & Poor’s

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2013, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
DWA Developed Markets Momentum Portfolio
Equity Securities	$513,675,686	$38,143	$—	$513,713,829

Emerging Markets Infrastructure Portfolio
Equity Securities	$74,823,325	$0	$—	$74,823,325

FTSE RAFI Asia Pacific ex-Japan Portfolio
Equity Securities	$49,872,798	$—	$0	$49,872,798

FTSE RAFI Developed Markets ex-U.S. Portfolio
Equity Securities	$652,499,144	$4,953	$0	$652,504,097

FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio
Equity Securities	$98,472,680	$71,404	$0	$98,544,084

FTSE RAFI Emerging Markets Portfolio
Equity Securities	$377,386,356	$12,012	$—	$377,398,368

Global Clean Energy Portfolio
Equity Securities	$89,193,766	$—	$57,754	$89,251,520

Global Gold and Precious Metals Portfolio
Equity Securities	$29,849,075	$—	$0	$29,849,075

MENA Frontier Countries Portfolio
Equity Securities	$15,107,496	$3,207	$—	$15,110,703

S&P International Developed High Quality Portfolio
Equity Securities	$21,518,574	$119,991	$—	$21,638,565

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2013 and 2012:

	2013		2012
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
DWA Developed Markets Momentum Portfolio	$3,597,170	$—	$1,517,087	$—
DWA Emerging Markets Momentum Portfolio	2,868,044	—	1,945,602	—
Emerging Markets Infrastructure Portfolio	1,102,715	—	2,194,191	—
FTSE RAFI Asia Pacific ex-Japan Portfolio	2,197,612	—	1,713,355	—
FTSE RAFI Developed Markets ex-U.S. Portfolio	13,063,725	—	7,710,619	—
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	1,686,447	—	1,318,966	—
FTSE RAFI Emerging Markets Portfolio	9,316,286	—	10,302,942	—
Global Agriculture Portfolio	1,616,385	—	1,478,198	—
Global Clean Energy Portfolio	790,701	—	1,844,654	—
Global Gold and Precious Metals Portfolio	126,163	—	699,608	—
Global Water Portfolio	3,313,392	—	4,505,763	—
MENA Frontier Countries Portfolio	352,655	—	834,865	10,005
S&P International Developed High Quality Portfolio	373,989	—	318,283	—

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
DWA Developed Markets Momentum Portfolio	$11,646,292	$57,873,209	$4,641	$(45,353,859)	$483,640,734	$507,811,017
DWA Emerging Markets Momentum Portfolio	1,330,887	36,687,555	(8,537)	(82,595,759)	418,377,680	373,791,826
Emerging Markets Infrastructure Portfolio	296,844	(8,321,824)	(3,013)	(25,975,014)	105,617,620	71,614,613
FTSE RAFI Asia Pacific ex-Japan Portfolio	131,552	4,323,087	49	(5,579,635)	50,986,259	49,861,312
FTSE RAFI Developed Markets ex-U.S. Portfolio	2,896,152	69,400,332	15,564	(26,472,659)	603,332,365	649,171,754
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	1,021,622	8,708,816	572	(6,250,761)	95,175,660	98,655,909
FTSE RAFI Emerging Markets Portfolio	1,594,916	(28,381,310)	(9,179)	(33,913,134)	427,810,638	367,101,931
Global Agriculture Portfolio	157,334	(3,914,646)	6,630	(5,790,386)	102,774,050	93,232,982
Global Clean Energy Portfolio	253,262	11,799,010	(174)	(213,315,131)	282,262,824	80,999,791
Global Gold and Precious Metals Portfolio	—	(17,072,911)	(26)	(4,283,559)	51,204,008	29,847,512
Global Water Portfolio	611,841	38,057,298	10,557	(148,903,286)	338,077,491	227,853,901
MENA Frontier Countries Portfolio	207,700	1,139,617	172	(21,668,075)	35,423,117	15,102,531
S&P International Developed High Quality Portfolio	107,487	3,291,843	1,435	(48,387,523)	66,628,013	21,641,255

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following Funds have a capital loss carryforward as of October 31, 2013, which expires as follows:

						Post-effective no expiration
	2015	2016	2017	2018	2019	Short-Term	Long-Term	Total*
DWA Developed Markets Momentum Portfolio	$—	$17,174,329	$6,761,697	$1,071,796	$11,083,378	$9,262,659	$—	$45,353,859
DWA Emerging Markets Momentum Portfolio	—	14,116,179	5,190,203	602,137	18,886,830	43,800,410	—	82,595,759
Emerging Markets Infrastructure Portfolio	—	—	—	5,545	7,449,409	4,431,427	14,088,633	25,975,014
FTSE RAFI Asia Pacific ex-Japan Portfolio	—	317,335	4,187,699	923,451	—	151,150	—	5,579,635
FTSE RAFI Developed Markets ex-U.S. Portfolio	54,729	2,040,934	8,801,477	5,210,563	1,248,239	—	9,116,717	26,472,659
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	—	192,155	2,633,165	695,775	—	498,041	2,231,625	6,250,761
FTSE RAFI Emerging Markets Portfolio	—	5,378,903	11,700,199	450,476	—	1,909,134	14,474,422	33,913,134

104

						Post-effective no expiration
	2015	2016	2017	2018	2019	Short-Term	Long-Term	Total*
Global Agriculture Portfolio	$—	$—	$—	$—	$365,885	$1,019,570	$4,404,931	$5,790,386
Global Clean Energy Portfolio	155,633	34,356,421	65,130,758	22,796,787	31,202,293	11,608,019	48,065,220	213,315,131
Global Gold and Precious Metals Portfolio	—	—	—	—	374,482	547,677	3,361,400	4,283,559
Global Water Portfolio	589,102	64,839,461	41,990,185	1,909,380	4,235,497	9,148,269	26,191,392	148,903,286
MENA Frontier Countries Portfolio	—	2,297,569	9,819,468	3,704,750	694,785	990,932	4,160,571	21,668,075
S&P International Developed High Quality Portfolio	47,847	23,676,544	19,713,557	980,146	2,056,117	1,454,103	459,209	48,387,523

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Note 6. Investment Transactions

For the fiscal year ended October 31, 2013, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
DWA Developed Markets Momentum Portfolio	$235,344,556	$234,869,220
DWA Emerging Markets Momentum Portfolio	530,813,212	486,098,819
Emerging Markets Infrastructure Portfolio	28,141,222	33,654,588
FTSE RAFI Asia Pacific ex-Japan Portfolio	19,851,415	22,516,203
FTSE RAFI Developed Markets ex-U.S. Portfolio	94,653,642	81,708,190
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	22,145,294	19,689,211
FTSE RAFI Emerging Markets Portfolio	88,868,394	88,158,883
Global Agriculture Portfolio	17,420,828	17,646,803
Global Clean Energy Portfolio	31,611,980	31,875,855
Global Gold and Precious Metals Portfolio	4,681,958	3,997,024
Global Water Portfolio	106,865,650	107,270,593
MENA Frontier Countries Portfolio	25,097,639	27,639,110
S&P International Developed High Quality Portfolio	5,615,431	5,633,052

For the fiscal year ended October 31, 2013, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
DWA Developed Markets Momentum Portfolio	$416,566,539	$43,501,807
DWA Emerging Markets Momentum Portfolio	276,138,843	130,423,204
Emerging Markets Infrastructure Portfolio	6,368,906	18,844,297
FTSE RAFI Asia Pacific ex-Japan Portfolio	9,378,001	16,362,541
FTSE RAFI Developed Markets ex-U.S. Portfolio	258,562,812	10,874,831
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	30,426,065	10,169,926
FTSE RAFI Emerging Markets Portfolio	16,922,385	27,899,278
Global Agriculture Portfolio	2,868,600	17,871,314
Global Clean Energy Portfolio	11,228,444	18,225,472
Global Gold and Precious Metals Portfolio	16,320,791	6,257,784
Global Water Portfolio	6,541,143	37,241,476
MENA Frontier Countries Portfolio	—	—
S&P International Developed High Quality Portfolio	—	—

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

105

At October 31, 2013, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
DWA Developed Markets Momentum Portfolio	$455,840,620	$57,873,209	$63,227,127	$(5,353,918)
DWA Emerging Markets Momentum Portfolio	337,113,549	36,687,555	42,005,715	(5,318,160)
Emerging Markets Infrastructure Portfolio	83,145,149	(8,321,824)	8,371,133	(16,692,957)
FTSE RAFI Asia Pacific ex-Japan Portfolio	45,549,711	4,323,087	7,329,104	(3,006,017)
FTSE RAFI Developed Markets ex-U.S. Portfolio	583,103,765	69,400,332	88,928,917	(19,528,585)
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	89,835,268	8,708,816	15,226,352	(6,517,536)
FTSE RAFI Emerging Markets Portfolio	405,779,678	(28,381,310)	31,354,417	(59,735,727)
Global Agriculture Portfolio	97,128,129	(3,914,646)	12,607,482	(16,522,128)
Global Clean Energy Portfolio	77,452,510	11,799,010	20,108,708	(8,309,698)
Global Gold and Precious Metals Portfolio	46,921,986	(17,072,911)	42,972	(17,115,883)
Global Water Portfolio	206,193,759	38,057,298	42,119,873	(4,062,575)
MENA Frontier Countries Portfolio	13,971,086	1,139,617	1,595,974	(456,357)
S&P International Developed High Quality Portfolio	18,346,722	3,291,843	3,919,841	(627,998)

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and Passive Foreign Investment Company investments on October 31, 2013, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2013, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Developed Markets Momentum Portfolio	$10,203,484	$(17,643,528)	$7,440,044
DWA Emerging Markets Momentum Portfolio	(1,077,143)	(14,350,684)	15,427,827
Emerging Markets Infrastructure Portfolio	(101,156)	(188,355)	289,511
FTSE RAFI Asia Pacific ex-Japan Portfolio	189,261	(1,759,794)	1,570,533
FTSE RAFI Developed Markets ex-U.S. Portfolio	53,779	(1,901,755)	1,847,976
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	250,610	(3,513,640)	3,263,030
FTSE RAFI Emerging Markets Portfolio	(67,230)	(3,744,633)	3,811,863
Global Agriculture Portfolio	(36,333)	(3,089,778)	3,126,111
Global Clean Energy Portfolio	(23,822)	(5,741,008)	5,764,830
Global Gold and Precious Metals Portfolio	288,215	400,409	(688,624)
Global Water Portfolio	(247,017)	(5,767,919)	6,014,936
MENA Frontier Countries Portfolio	27,034	(27,034)	—
S&P International Developed High Quality Portfolio	14,759	(12,980)	(1,779)

Note 8. Trustees’ Fees

The Funds compensate each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”). The Adviser, as a result of the unitary management fee, pays for such compensation. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 9. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares of DWA Developed Markets Momentum Portfolio, FTSE RAFI Developed Markets ex-U.S. Portfolio and FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and 75,000 Shares for Global Clean Energy Portfolio and MENA Frontier Countries Portfolio). Only Authorized Participants are permitted to

106

purchase or redeem Creation Units from the Funds. Except for MENA Frontier Countries Portfolio, such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

MENA Frontier Countries Portfolio currently effects creations and redemptions partially for cash and partially in-kind, rather than primarily for in-kind redemptions, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. The Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption entirely in-kind.

DWA Emerging Markets Momentum Portfolio and MENA Frontier Countries Portfolio charge fixed and variable transaction fees for creations and redemptions, which are treated as increases in capital, which are shown in the Statements of Charges in Net Assets as Transaction fees.

Each Fund may issue Shares in advance of receipt of a basket of securities (“Deposit Securities”) subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in a Fund’s Shares are disclosed in detail on the Statements of Changes in Net Assets.

Note 10. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 11. Subsequent Event

At a meeting held on December 17, 2013, the Board of Trustees of the Trust approved the liquidation of MENA Frontier Countries Portfolio, which is expected to commence on February 18, 2014. Investors, who have elected not to sell their shares before February 18, 2014, will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about February 25, 2014.

107

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA Developed Markets Momentum Portfolio (formerly PowerShares DWA Developed Markets Technical Leaders Portfolio), PowerShares DWA Emerging Markets Momentum Portfolio (formerly PowerShares DWA Emerging Markets Technical Leaders Portfolio), PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares MENA Frontier Countries Portfolio and PowerShares S&P International Developed High Quality Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 11 of the Notes to Financial Statements, the PowerShares MENA Frontier Countries Portfolio will liquidate after the close of business on February 18, 2014.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2013

108

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2013:

Federal Income Tax Information

	Qualified Dividend Income*	Dividends Received Deduction*
DWA Developed Markets Momentum Portfolio	37%	0%
DWA Emerging Markets Momentum Portfolio	100%	0%
Emerging Markets Infrastructure Portfolio	82%	0%
FTSE RAFI Asia Pacific ex-Japan Portfolio	100%	0%
FTSE RAFI Developed Markets ex-U.S. Portfolio	87%	0%
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	90%	0%
FTSE RAFI Emerging Markets Portfolio	100%	0%
Global Agriculture Portfolio	100%	31%
Global Clean Energy Portfolio	77%	10%
Global Gold and Precious Metals Portfolio	100%	40%
Global Water Portfolio	100%	14%
MENA Frontier Countries Portfolio	84%	0%
S&P International Developed High Quality Portfolio	100%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
DWA Developed Markets Momentum Portfolio	$—	$—
DWA Emerging Markets Momentum Portfolio	8,761,472	1,155,538
Emerging Markets Infrastructure Portfolio	1,955,275	177,603
FTSE RAFI Asia Pacific ex-Japan Portfolio	2,105,016	65,916
FTSE RAFI Developed Markets ex-U.S. Portfolio	14,122,927	700,077
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	1,830,335	176,382
FTSE RAFI Emerging Markets Portfolio	12,802,465	1,283,427
Global Agriculture Portfolio	1,979,488	214,317
Global Clean Energy Portfolio	—	—
Global Gold and Precious Metals Portfolio	362,834	44,785
Global Water Portfolio	4,638,637	379,668
MENA Frontier Countries Portfolio	—	—
S&P International Developed High Quality Portfolio	536,023	64,494

109

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of PowerShares Exchange-Traded Fund Trust II (the “Trust”) was held on June 20, 2013. The Meeting was held for the following purpose:

To elect eight (8) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Withheld
Ronn R. Bagge	628,921,250	12,822,218
Todd J. Barre	629,073,526	12,669,942
Kevin M. Carome	628,957,390	12,786,078
Marc M. Kole	628,898,800	12,844,668
Yung Bong Lim	628,740,078	13,003,390
Philip M. Nussbaum	628,976,848	12,766,620
Gary R. Wicker	628,980,916	12,762,552
Donald H. Wilson	628,627,875	13,115,593

110

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by each Trustee are shown below.

The Trustees and officers information is current as of October 31, 2013.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	115	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	115	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	115	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	115	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	115	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

111

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	115	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	115	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

112

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Advisers, Inc., Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	115	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

113

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

*	This is the period for which the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

114

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

115

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(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2013 Invesco PowerShares Capital Management LLC		P-PS-AR-8
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2013

2013 Annual Report to Shareholders

PLW	PowerShares 1-30 Laddered Treasury Portfolio

BAB	PowerShares Build America Bond Portfolio

PCEF	PowerShares CEF Income Composite Portfolio

DSUM	PowerShares Chinese Yuan Dim Sum Bond Portfolio

PCY	PowerShares Emerging Markets Sovereign Debt Portfolio

PFEM	PowerShares Fundamental Emerging Markets Local Debt Portfolio

PHB	PowerShares Fundamental High Yield® Corporate Bond Portfolio

PFIG	PowerShares Fundamental Investment Grade Corporate Bond Portfolio

PGHY	PowerShares Global Short Term High Yield Bond Portfolio

PWZ	PowerShares Insured California Municipal Bond Portfolio

PZA	PowerShares Insured National Municipal Bond Portfolio

PZT	PowerShares Insured New York Municipal Bond Portfolio

PICB	PowerShares International Corporate Bond Portfolio

PGX	PowerShares Preferred Portfolio

PVI	PowerShares VRDO Tax-Free Weekly Portfolio

2

The Market Environment

Fixed Income

Accommodative global central bank policies during the latter part of 2012 helped support international bond investor risk appetites early in the reporting period. At the same time, the yield premiums (“credit spreads”) demanded by investors for accepting credit risk were driven lower as sentiment improved and the appetite for credit risk flourished. In this environment, emerging market debt and below investment grade corporate bonds were in demand and performed well. Though economic data looked increasingly positive, notable headwinds to global economic growth endured and developed markets gross domestic product expectations remained modest. For U.S. investors, international fixed income returns began a downturn as we moved into calendar year 2013, as rising intermediate-long term global interest rates, languid corporate credit spreads, and a strengthening U.S. dollar each contributed in their own way to weak returns for international bond holdings. Perhaps counter intuitively, Japanese interest rates reached new lows at the beginning of 2013, but the simultaneous weakening of the JPY/USD led to notably negative total returns for U.S. investors in Japanese government bonds during this period. Then in March 2013, the Cypriote banking crisis caused a flight to safety to the short end of yield curves for global bond investors, which drove German and Swiss two-year bond prices high enough to push their yields into negative territory, but at the expense of intermediate & longer term bonds. By May/June of 2013, global capital markets began a widespread sell-off following Federal Reserve (the “Fed”) Chairman Ben Bernanke’s comments about the intent to reduce the Fed’s program of quantitative easing (QE). Few asset classes were immune from this broad sell-off and the volatile emerging market debt markets suffered notably during this period as investor risk aversion escalated and poor liquidity conditions negatively impacted prices for emerging market debt positions. The market volatility experienced as we entered the second half of the reporting period caused many U.S. and international bond market segments to turn negative for the period to date. Global financial markets stabilized in mid-summer; however, August brought more selling in the equity and bond markets and yields continued their upward trend. International fixed-income indexes recouped some of their losses as we approached the end of the fund year, but generally remained below breakeven levels for U.S. investors. Falling intermediate-long-term global interest rates following the Fed’s September announcement that it was holding the course on its QE program benefited the U.S. and international fixed income market returns. The Fed’s position was that key economic variables had not reached levels indicative of the economic strength to warrant tapering its QE program. Government yields in the U.S, Europe and Japan fell through October which helped U.S. and international fixed income indexes close out the fund year on a positive note, with additional gains coming from tightening corporate credit spreads and renewed investor interest in emerging markets debt. As the period ended, peripheral European bonds outperformed, the Japanese economy continued to show growth in response to policy actions, and European growth appeared to be gaining a stronger foothold.

Domestic Equity

The fiscal year ended October 31, 2013, saw slow but steady improvement in the U.S. economy and strong U.S. equity market returns. Businesses and consumers began the reporting period by digesting the results of the 2012 presidential election and contemplating its impact on their wallets. In late 2012 and early 2013, consumer confidence trended higher based on the recovery of the U.S. housing market, but uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress—and implementation of sequestration spending cuts—left many businesses hesitant to spend. Despite these headline events, equity markets focused more on longer term fundamentals. Major U.S. stock market indexes rose throughout 2013, hitting multiyear or all-time highs.1

From late May through June, capital markets declined following Chairman Ben Bernanke’s comments suggesting the time had come to begin reducing the Fed’s extraordinary stimulus policies. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, and despite some volatility in August surrounding a potential U.S. military reaction to instability in Syria, they generally moved higher through the end of the fiscal year.

[1]	Source: Reuters

International Equity

The fiscal year ended October 31, 2013, saw slow but steady improvement in the U.S. economy and strong U.S. and Global equity market returns. Businesses and consumers began the reporting period by digesting the results of the 2012 presidential election and contemplating its impact on their wallets. In late 2012 and early 2013, consumer confidence trended higher based on the recovery of the U.S. housing market, but uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress—and implementation of sequestration spending cuts—left many businesses hesitant to spend. Despite these headline events, equity markets focused more on longer term fundamentals. Major U.S. and Global stock market indexes rose throughout 2013, hitting multiyear or all-time highs.1

From late May through June, capital markets declined following Chairman Ben Bernanke’s comments suggesting the time had come to begin reducing the Fed’s extraordinary stimulus policies. This news, combined with data showing a slowdown in China’s economy, led to a 9% correction in non-U.S. stocks from the mid-May peak of the market. The most significantly impacted segments of the market were interest rate sensitive and commodity related sectors, as well as emerging markets. Markets

3

The Market Environment (continued)

stabilized in mid-summer and, despite some volatility in August surrounding a potential U.S. military reaction to instability in Syria, they generally moved higher through the end of the fiscal year.

Strong macroeconomic data and a continued reduction in political uncertainty buoyed European equity markets as the period progressed. Indeed, the Eurozone officially exited recession in August-September and, while Fed talk of tapering did unsettle markets initially, ultimately their decision not to taper surprised financial markets, proving supportive for European equities.

Asian equity markets (excluding Japan) experienced a volatile 12-months, but generally ended the period on a positive note. Certain emerging Asian markets struggled, however, on the back of continued sensitivity to the global liquidity environment. While North Asian equity markets proved relatively resilient, those in South Asia were more volatile, with concerns over current account deterioration. This was particularly the case for Indonesia, where the current account deficit widened and the currency weakened markedly against the U.S. dollar.

[1]	Source: Reuters

4

PLW	Manager’s Analysis
PowerShares 1-30 Laddered Treasury Portfolio (PLW)

As an index fund, the PowerShares 1-30 Laddered Treasury Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index (the “Index”). The Index measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. The NASDAQ OMX Group, Inc. (the “Index Provider”) allows a six-month maturity deviation if securities with a desired maturity date are not available.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider selects securities for inclusion in the Index that are U.S. Treasury-auctioned issues with fixed coupon rates that are non-callable. The Index Provider does not include treasury inflation-protected securities, bills or zero-coupon securities in the Index. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Underlying Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned (5.47)%. On a net asset value (“NAV”) basis, the Fund returned (5.55)%. During the same time period, the Index returned (5.30)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Barclays U.S. Treasury Index (the “Benchmark Index”) returned (1.45)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 230 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a U.S. Treasury benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the roughly 5-year average duration U.S. Treasury market. The Fund’s performance, on a NAV basis differed from the return of the Benchmark Index due to fees and operating expenses that the Fund incurred during the period and the fact that the duration of the Fund is more than double that of the Benchmark Index.

For the fiscal year ended October 31, 2013, bonds with maturities of 10+ years contributed most significantly to the Fund’s return, followed by bonds with maturities between 7 and 10 years and bonds with maturities between 3 and 5 years, respectively.

Positions that contributed most significantly to the Fund’s return included United States Treasury Bonds, 3.125% coupon, due 02/15/42, (portfolio average weight of 3.32%) and 3.50% coupon, due 02/15/39, (portfolio average weight of 3.33%).

Duration Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Maturing in 0-5 Years	20.4
Maturing in 6-10 Years	16.6
Maturing in 11-15 Years	16.5
Maturing in 16-20 Years	13.1
Maturing in 21-25 Years	19.5
Maturing in 26-30 Years	12.9
Money Market Fund Plus Other Assets Less Liabilities	1.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
United States Treasury Bonds, 5.375, 02/15/31	9.8
United States Treasury Bonds, 4.500, 02/15/36	9.8
United States Treasury Notes, 4.000, 02/15/15	3.4
United States Treasury Notes, 4.500, 02/15/16	3.4
United States Treasury Notes, 3.500, 02/15/18	3.4
United States Treasury Notes, 4.000, 02/15/14	3.4
United States Treasury Notes, 4.625, 02/15/17	3.4
United States Treasury Notes, 2.000, 02/15/22	3.4
United States Treasury Bonds, 8.875, 02/15/19	3.4
United States Treasury Bonds, 8.500, 02/15/20	3.3
Total	46.7

5

PowerShares 1-30 Laddered Treasury Portfolio (PLW) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		3 Years Avg Ann††	3 Years Cumulative	5 Years Avg Ann††	5 Years Cumulative	Fund Inception†
Index	1 Year					Avg Ann††	Cumulative
Ryan/NASDAQ U.S. 1-30 Year Treasury Ladder Index	(5.30)%	4.32%	13.54%	6.44%	36.65%	6.80%	48.96%
Barclays U.S. Treasury Index	(1.45)	2.45	7.54	4.16	22.58	4.91	33.66
Fund
NAV Return	(5.55)	4.04	12.60	6.08	34.35	6.47	46.20
Market Price Return	(5.47)	4.03	12.60	6.03	34.03	6.43	45.80

Fund Inception: 10/11/2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

6

BAB	Manager’s Analysis
PowerShares Build America Bond Portfolio (BAB)

As an index fund, the PowerShares Build America Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the BofA Merrill Lynch Build America Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in taxable municipal securities eligible to participate in the Build America Bond program (the “BAB program”) created under the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid (“Build America Bonds”) and that comprise the Index.

The Index is designed to track the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the BAB program by U.S. states and territories, and their political subdivisions, in the U.S. market. Qualifying securities must have a minimum amount outstanding of $1 million, at least one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on an average of Moody’s Investors Services, Inc. , Standard & Poor’s, a division of The McGraw-Hill Company, Inc. and Fitch Ratings, Inc.). Because Congress did not extend the BAB program, issuance of Build America Bonds ceased on December 31, 2010. Outstanding Build America Bonds remain eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the BAB program are eligible for the federal tax subsidy. The Index does not include bonds that, under the BAB program, are eligible for tax credits.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned (3.28)%. On a net asset value (“NAV”) basis, the Fund returned (3.00)%. During the same time period, the Index returned (3.08)%. During the fiscal year, the Fund employed a sampling methodology to attempt to track the Index, rather than full replication methodology, due to relative illiquidity of the constituent securities of the Index. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Barclays U.S. Aggregate Index returned (1.08)% and the BofA Merrill Lynch U.S. Corporate Master Index returned (1.09)% (the “Benchmark Indices”). The Benchmark Indices are unmanaged indexes weighted by market capitalization, based on the average performance of approximately 8,600 and 5,900 securities, respectively. The Fund provided these comparative benchmarks to help investors better understand how the investment results of the Fund compare to the performance of a benchmark representative of the US investment-grade, fixed-rate bond market and a benchmark of investment grade corporate debt with at least one year to maturity. The Benchmark Indices were selected for their recognition in the marketplace, and their performance comparison as useful measures for investors as a broad representation of the corporate debt market.

The performance of the Fund differed from the Benchmark Indices in part because the Municipal bond market had large outflows after the Fed signaled the end of historical low interest rates, and due to credit events in the municipal market such as Detroit bankruptcy filing. This led to the underperformance of the municipal market versus other markets within the fixed income universe. In addition, the Build America Bond market normally trades at a spread to their U.S. Treasury benchmark, and the U.S. long bond rose roughly 100 basis points in the last year, which is where a majority of the BAB program bonds were issued.

For the fiscal year ended October 31, 2013, specific state exposure that contributed most significantly to the Fund’s return included Virginia (portfolio average weight of 0.64%) and Florida (portfolio average weight of 6.96%). State exposure that detracted most significantly from the Fund’s return included Illinois (portfolio average weight of 12.3%), and New York (portfolio average weight of 8.2%).

Positions that contributed most significantly to the Fund’s return included North Texas Tollway Authority, a revenue bond (portfolio average weight of 2.27%) and California State Public Works Board, a revenue bond (portfolio average weight of 0.32%). Positions that detracted most significantly from the Fund’s return included Chicago Illinois Board of Education, a general obligation bond (portfolio average weight of 1.69%), and Chicago Illinois O’Hare International Airport, a revenue bond (portfolio average weight of 1.63%).

State Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Alaska	0.5
Arizona	1.0
California	21.1
Colorado	3.1
Connecticut	0.3
Delaware	0.6
Florida	6.4
Georgia	1.3
Hawaii	2.6
Idaho	0.1
Illinois	12.4
Indiana	1.4
Kansas	0.7
Kentucky	0.6
Louisiana	0.4
Maryland	0.6
Massachusetts	1.5
Michigan	0.5
Mississippi	0.1
Missouri	2.9
Nevada	3.1

7

PowerShares Build America Bond Portfolio (BAB) (continued)

State Breakdown (% of the Fund’s Net Assets) as of October 31, 2013 (continued)
New Hampshire	0.1
New Jersey	5.5
New Mexico	0.2
New York	8.7
North Carolina	0.4
Ohio	2.0
Oklahoma	0.2
Pennsylvania	2.0
South Carolina	0.4
Tennessee	0.2
Texas	9.1
Utah	1.4
Virgin Islands	0.9
Washington	4.0
Wyoming	0.3
Money Market Fund Plus Other Assets Less Liabilities	3.4

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
North Texas Tollway Auth. Rev. Subordinate Lien Ser. 10B-2, 8.910, 02/01/30	2.7
Illinois State Ser. 10-1, 5.563, 02/01/21	2.3
California State Highway Safety Air Quality Remarketed Ser. 09B, 6.509, 04/01/39	2.2
California State Ser. 10, 7.600, 11/01/40	2.0
Chicago Board of Education Ser. 09E, 6.138, 12/01/39	1.7
Illinois State Ser. 10, 7.100, 07/01/35	1.5
University of Texas System Ser. 10C, 4.644, 08/15/30	1.5
Illinois State Ser. 10, 6.900, 03/01/35	1.5
Municipal Electric Auth. of Georgia (Plant Vogtle Units 3&4 Project P) Ser. 10, 7.055, 04/01/57	1.4
New Jersey State Transportation Trust Fund Auth. System Ser. 10B, 6.561, 12/15/40	1.3
Total	18.1

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		3 Years Avg Ann††	3 Years Cumulative	Fund Inception†
Index	1 Year			Avg Ann††	Cumulative
BofA Merrill Lynch Build America Bond Index	(3.08)%	8.06%	26.17%	8.27%	36.89%
BofA Merrill Lynch U.S. Corporate Master Index	(1.09)	4.88	15.37	6.46	28.06
Barclays U.S. Aggregate Index	(1.08)	3.02	9.32	4.11	17.27
Fund
NAV Return	(3.00)	7.65	24.75	8.42	37.64
Market Price Return	(3.28)	7.47	24.14	8.21	36.62

8

PowerShares Build America Bond Portfolio (BAB) (continued)

Fund Inception: 11/17/2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indices returns are based on the inception date of the Fund.

††	Average annualized.

9

PCEF	Manager’s Analysis
PowerShares CEF Income Composite Portfolio (PCEF)

As an index fund, the PowerShares CEF Income Composite Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S-Network Composite Closed-End Fund IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of U.S.-listed closed-end funds that comprise the Index. The Fund is a “fund of funds,” as it invests its assets in the common shares of funds included in the Index (the “Underlying Funds”), rather than in individual securities.

S-Network Global Indexes, LLC (the “Index Provider”) compiles, maintains and calculates the Index, which tracks the overall performance of a global universe of U.S.-listed closed-end funds that are organized under the laws of the United States, which may be invested in taxable investment grade fixed-income securities, taxable high yield fixed-income securities and taxable equity options. The Index may include closed-end funds that are advised by an affiliate of Invesco PowerShares Capital Management LLC, the adviser. The number of constituents comprising the Index varies based on the number of closed-end funds that meet the Index’s eligibility criteria at each quarterly rebalancing. The Index Provider selects constituents of the Index from a universe of approximately 350 closed-end funds that: (i) are organized under the laws of the United States and are in compliance with all applicable laws and regulations applicable to closed-end funds; (ii) have a stated investment objective of concentrating in the taxable fixed-income, high yield fixed-income or option income sector; (iii) trade on a recognized North American stock exchange that provides a “last closing price;” (iv) have a minimum capitalization value greater than $100 million; and (v) have an average daily turnover of more than $500,000 per day for the three months prior to the rebalancing date. The Index Provider weights Index constituents based on their net assets, adjusted for their average market price discount and modified to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund generally invests in all of the securities in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 3.43%. On a net asset value (“NAV”) basis, the Fund returned 3.64%. During the same time period, the Index returned 4.20%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended October 31, 2013, the Equity asset class contributed most significantly to the Fund’s return, followed by the Mixed Allocation and Specialty asset classes, respectively. The Fixed Income asset class was the only detracting asset class.

Positions that contributed most significantly to the Fund’s return included Eaton Vance Tax-Managed Global Diversified Equity Income Fund, an option income fund (portfolio average weight of (5.07%) and Eaton Vance Tax-Managed Diversified Equity Income Fund, an option income fund (portfolio average weight of (2.74%). Positions that detracted most significantly from the Fund’s return included Aberdeen Asia-Pacific Income Fund, Inc., a bond fund (portfolio average weight of 2.15%); and Western Asset Emerging Markets Debt Fund, a bond fund (portfolio average weight of 0.54%).

Asset Class Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Bonds	43.9
Option Income	28.0
Bonds/High Yield	25.3
Domestic Equity	2.7
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	3.9
AllianceBernstein Income Fund, Inc.	2.8
BlackRock Credit Allocation Income Trust	2.3
Eaton Vance Limited Duration Income Fund	2.3
Aberdeen Asia-Pacific Income Fund, Inc.	2.3
Eaton Vance Tax-Managed Diversified Equity Income Fund	2.1
BlackRock Enhanced Equity Dividend Trust	2.0
DoubleLine Income Solutions Fund	1.8
DNP Select Income Fund, Inc.	1.8
PIMCO Dynamic Income Fund	1.7
Total	23.0

10

PowerShares CEF Income Composite Portfolio (PCEF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg Ann††	3 Years Cumulative	Fund Inception†
Index				Avg Ann††	Cumulative
S-Network Composite Closed-End Fund IndexSM	4.20%	6.49%	20.75%	8.03%	33.02%
Fund
NAV Return	3.64	5.94	18.91	7.49	30.59
Market Price Return	3.43	5.91	18.80	7.45	30.40

Fund Inception: 02/19/2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 1.73% includes the unitary management fee of 0.50% and acquired fund fees and expenses of 1.23%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

††	Average annualized.

11

DSUM	Manager’s Analysis
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

As an index fund, the PowerShares Chinese Yuan Dim Sum Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Citigroup Custom Dim Sum (Offshore CNY) Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in Chinese Renminbi (“RMB”)-denominated bonds that comprise the Index. The Index measures the performance of RMB-denominated “Dim Sum” bonds that are issued and settled outside of mainland China. Dim Sum bonds generally are issued in Hong Kong by a variety of entities ranging from governments to corporations.

The Index is designed to provide exposure to RMB denominated bonds that are issued and settled outside of mainland China. The Index, strictly in accordance with its guidelines and mandated procedures, includes securities with a minimum maturity of one month and with an outstanding principal amount of RMB 1 billion. The Index is composed of RMB-denominated bonds issued by governments, agencies, supranationals and credit securities, but excluding synthetic bonds, retail bonds and CDs. There is no minimum rating requirement for inclusion in the Index. Citigroup Index LLC, the index provider, rebalances the Index monthly. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 6.85%. On a net asset value (“NAV”) basis, the Fund returned 6.77%. During the same time period, the Index returned 6.98%. During the fiscal year, the Fund employed a sampling methodology to attempt to track the Index, rather than full replication methodology, due to relative illiquidity of the constituent securities of the Index. The Fund’s performance differed from the return of the Index primarily due to fees and operation expenses that the Fund incurred during the period.

During this same time period, the BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index (the “Benchmark Index”) returned 2.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 8,200 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the investment-grade, non-sovereign debt publically issued in major domestic and Eurobond markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund is concentrated 100% in bonds issued by the country of China and it has only the Chinese Yuan as its currency of exchange, whereas the Benchmark Index is comprised of many more countries of issuance and a variety of currencies.

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Banks	21.7
Sovereign	17.8
Real Estate	10.7
Auto Manufacturers	6.8
Electric	4.0
Diversified Financial Services	3.2
Telecommunications	2.9
Retail	2.8
Holding Companies-Diversified	2.6
Airlines	2.6
Oil & Gas	2.5
Insurance	2.3
Chemicals	1.7
Investment Companies	1.6
Lodging	1.5
Mining	1.5
Multi-National	1.5
Gas	1.5
Machinery-Construction & Mining	1.2
Water	1.2
Iron/Steel	1.0
Building Materials	0.8
Internet	0.8
Transportation	0.6
Food	0.6
Leisure Time	0.3
Miscellaneous Manufacturing	0.2
Money Market Fund Plus Other Assets Less Liabilities	4.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
China Government Bond, 3.090, 06/29/20	3.0
China Government Bond, 3.100, 06/29/22	2.8
Central Plaza Development Ltd., 7.600, 11/29/15	2.4
China Government Bond, 2.480, 12/01/20	2.3
Agricultural Bank of China Ltd., 3.200, 11/28/15	2.3
Emirates NBD PJSC, Series E, 4.875, 03/12/15	2.1
CCBL Funding PLC, 3.200, 11/29/15	2.0
China Government Bond, 1.400, 08/18/16	2.0
Renault SA, Series E, 5.625, 10/10/14,	1.9
China Government Bond, 3.480, 06/29/27	1.8
Total	22.6

12

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		Fund Inception†
Index	1 Year	Avg Ann††	Cumulative
Citigroup Custom Dim Sum (Offshore CNY) Bond Index	6.98%	6.77%	14.77%
BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index	2.49	4.12	8.85
Fund
NAV Return	6.77	5.95	12.93
Market Price Return	6.85	4.36	9.39

Fund Inception: 09/23/2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

13

PCY	Manager’s Analysis
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

As an index fund, the PowerShares Emerging Markets Sovereign Debt Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DB Emerging Market USD Liquid Balanced Index (the “Index”). The Index measures potential returns of a theoretical portfolio of liquid emerging market U.S. dollar-denominated government bonds. Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB”) selects one to three securities from each of the emerging market countries set forth below that (i) are denominated in U.S. dollars, (ii) are sovereign bonds, (iii) have at least three years to maturity, and (iv) have an outstanding float of at least $500 million. Historically, the Index has included bonds issued by the governments of Bulgaria, Brazil, Colombia, Croatia, El Salvador, Hungary, Indonesia, South Korea, Lithuania, Mexico, Panama, Peru, the Philippines, Pakistan, Poland, Qatar, Russia, Romania, South Africa, Turkey, Ukraine, Uruguay, Vietnam and Venezuela; however, this universe of countries may change in accordance with DB’s determination of eligible emerging market countries and there is no assurance that a particular country will be represented in the Index at any given time. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index. The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned (6.22)%. On a net asset value (“NAV”) basis, the Fund returned (5.85)%. During the same time period, the Index returned (4.86)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period and transaction costs incurred by the Fund related to quarterly index rebalances.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned (2.58)%. The Benchmark Index is an unmanaged index weighted by country, which limits weights of countries with higher debt outstanding, reallocating this excess to countries with lower debt outstanding, based on the average performance of approximately 114 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a dollar denominated emerging markets bond benchmark including sovereign and semi-sovereign bonds. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the dollar denominated emerging markets bond market. The performance of the Fund differed from the performance of the Benchmark Index primarily as a result of the Fund’s higher duration relative to the Benchmark Index, particularly in a sector where prices generally decreased during the reporting period.

For the fiscal year ended October 31, 2013, specific bond performances in Brazil were the most significant contributors to the Fund’s return, followed by specific bond performances in Indonesia and Peru, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Brazilian Government International Bond, 5.625% coupon, due 01/07/41, a sovereign bond (portfolio average weight of 1.41%) and Brazilian Government International Bond, 7.125% coupon, due 01/20/37, a sovereign bond (portfolio average weight of 1.42%).

Country Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Hungary	4.7
Romania	4.6
Latvia	4.6
Croatia	4.5
Lithuania	4.5
Poland	4.5
South Korea	4.5
Philippines	4.3
Russia	4.3
Sri Lanka	4.3
South Africa	4.3
Mexico	4.2
Qatar	4.2
Uruguay	4.2
Panama	4.1
Colombia	4.1
Peru	4.1
El Salvador	4.1
Turkey	4.1
Indonesia	4.1
Brazil	4.0
Ukraine	4.0
Venezuela	3.9
Money Market Fund Plus Other Assets Less Liabilities	1.8

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Romania, 6.750, 02/07/22	2.3
Romania, 4.375, 08/22/23	2.3
Republic of Korea, 5.125, 12/07/16	2.3
Republic of Korea, 7.125, 04/16/19	2.2

14

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013 (continued)
Republic of Hungary, 6.250, 01/29/20	1.6
Republic of Hungary, 6.375, 03/29/21	1.6
Republic of Latvia, 2.750, 01/12/20	1.6
Republic of Latvia, 5.250, 02/22/17	1.5
Republic of Croatia, 6.625, 07/14/20	1.5
Republic of Hungary, 7.625, 03/29/41	1.5
Total	18.4

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		3 Years Avg Ann††	3 Years Cumulative	5 Years Avg Ann††	5 Years Cumulative	Fund Inception†
Index	1 Year					Avg Ann††	Cumulative
DB Emerging Market USD Liquid Balanced Index	(4.86)%	5.96%	18.98%	17.02%	119.42%	8.83%	66.86%
JP Morgan Emerging Market Bond Global Index	(2.58)	5.65	17.91	14.15	93.80	7.95	58.91
Fund
NAV Return	(5.85)	4.76	14.97	15.46	105.15	7.47	54.65
Market Price Return	(6.22)	4.71	14.80	17.29	121.96	7.34	53.53

Fund Inception: 10/11/2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

15

PFEM	Manager’s Analysis
PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)

As an index fund, the PowerShares Fundamental Emerging Markets Local Debt Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the bonds issued by the national governments of emerging market countries that comprise the Index. The Fund employs a sampling methodology to attempt to track the Index, rather than full replication methodology, due to the large number of constituent securities in the Index.

Research Affiliates LLC (“RA”) and Citigroup Index LLC (Citigroup or the “Index Provider”) jointly select the emerging market countries from a set of existing indices that Citigroup has produced that measure government bond markets. To be included in the Index, countries must have a domestic sovereign debt rating of at least “CC” by Standard & Poor’s and “Ca” by Moody’s Investors Service, Inc. Strictly in accordance with its existing guidelines and mandated procedures, Citigroup selects bonds from the eligible emerging market countries for inclusion in the Index that have at least one year to maturity. Using RA’s proprietary weighting methodology, the Index Provider annually weights the bonds of each selected country in the Index based on that country’s composite rankings in four fundamental measures of a country’s economic strength: gross domestic product, population, land area, and energy consumption.

For the period, May 9, 2013 (the Fund’s inception date) through October 31, 2013, on a market price basis, the Fund returned (8.32)%. On a net asset value (“NAV”) basis, the Fund returned (7.65)%. During the same time period, the Index returned (6.94)%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees, foreign withholding taxes, and transaction costs that the Fund incurred and as a result of the sampling methodology utilized.

During this same time period, the BofA Merrill Lynch Local Debt Markets Plus Index (the “Benchmark Index”) returned (7.56)%. The Benchmark Index is an unmanaged index weighted by market capitalization, based on the average performance of approximately 500 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a local currency emerging market bond benchmark. The Fund’s performance trailed that of the Benchmark Index primarily due to fees and operating expenses that the Fund incurred.

For the fiscal year ended October 31, 2013, the Russian and South Korean sovereign debt were the most significant contributors to the Fund’s return. Indonesian sovereign debt was the only detractor.

Positions that contributed most significantly to the Fund’s return included Hungary Government Bond, 6.75% coupon, due 11/24/17 (portfolio average weight of 5.57%) and the Korea Treasury Bond, 4.25% coupon, due 6/10/21, (portfolio average weight of 7.23%). Positions that detracted most significantly from the Fund’s return included Indonesia Government Bond, 11% coupon, due 9/15/25 (portfolio average weight of 2.75%), and Indonesia Government Bond, 7% coupon, due 5/15/22 (portfolio average weight of 2.79%).

Country Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Russia	11.4
Brazil	8.9
Mexico	7.8
Indonesia	6.9
South Korea	6.7
Hungary	5.0
Czech Republic	4.7
Philippines	4.7
Poland	4.7
Malaysia	4.6
Chile	4.6
South Africa	4.3
Israel	4.2
Colombia	4.2
Thailand	4.1
Peru	4.0
Turkey	3.7
China	3.6
Other Assets Less Liabilities	1.9

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Korea Treasury Bond, Series 2106, 4.250, 06/10/21	6.7
Russian Federal Bond—OFZ, Series 5080, 7.400, 04/19/17	6.4
Russian Federal Bond—OFZ, Series 6209, 7.600, 07/20/22	5.0
Hungary Government Bond, Series 17/A, 6.750, 11/24/17	5.0
Brazil Notas do Tesouro Nacional, Series NTNF, 10.000, 01/01/17	4.8
Mexican Bonos, Series M 20, 8.500, 05/31/29	4.3

16

PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013 (continued)
Brazil Notas do Tesouro Nacional, Series NTNF, 10.000, 01/01/23	4.1
Chile Government International Bond, 6.000, 01/01/20	3.7
Turkey Government Bond, 10.500, 01/15/20	3.7
China Government Bond, 2.560, 06/29/17	3.6
Total	47.3

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

Fund Inception†
Index	Cumulative
Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index	(6.94)%
BofA Merrill Lynch Local Debt Markets Plus Index	(7.56)
Fund
NAV Return	(7.65)
Market Price Return	(8.32)

Fund Inception: 05/09/2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund and Index returns are based on the inception date of the Fund.

17

PHB	Manager’s Analysis
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

As an index fund, the PowerShares Fundamental High Yield Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI Bonds US High Yield 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in high-yield corporate bonds that comprise the Index.

The Index is comprised of U.S. dollar-denominated bonds that are registered with the SEC or that are Rule 144A securities that provide for registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon high-yield corporate bonds qualify for inclusion in the Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States, are excluded from the Index. Ryan ALM, Inc. compiles and calculates the Underlying Index, which measures potential returns based on the Fundamental Index® methodology developed by Research Affiliates, LLC (or the “Index Provider”). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 5.29%. On a net asset value (“NAV”) basis, the Fund returned 5.06%. During the same time period, the Index returned 5.72%. During the fiscal year, the Fund employed a sampling methodology to attempt to track the Index, rather than full replication methodology, due to relative illiquidity of the constituent securities of the Index. The Fund’s performance differed from the return of the Index primarily due to fees that the Fund incurred during the period.

During this same time period, the Barclays U.S. Corporate High Yield Index (the “Benchmark Index”) returned 8.87%. The Benchmark Index is an unmanaged index weighted by market capitalization, based on the average performance of approximately 2,100 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based U.S. high yield corporate bond benchmark. The performance of the Fund differed from the Benchmark Index in part because of the Fund’s focus on single B and double B rated securities.

For the fiscal year ended October 31, 2013, the specific bond returns in the consumer non-cyclical sector were the most significant contributors to the Fund’s return, followed by specific bond returns in the consumer cyclical and financial sectors, respectively.

Positions that contributed most significantly to the Fund’s return included General Motors Financial Co., Inc. 4.75% coupon, due

8/15/17, an automotive company (portfolio average weight of 1.60%) and Best Buy Co. Inc., 5.5% coupon, due 03/15/21, a consumer cyclical company (portfolio average weight of 0.63%). Positions that detracted most significantly from the Fund’s return included Virgin Media Finance PLC, 4.875% coupon, due 02/15/22, a telecommunications company (portfolio average weight of 0.59%); and Exide Technologies, 8.625% coupon, due 02/01/18, a consumer cyclical company (portfolio average weight of 0.21%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Oil & Gas	11.7
Diversified Financial Services	7.8
Healthcare-Services	6.8
Telecommunications	6.5
Commercial Services	6.5
Retail	5.9
Media	4.6
Electric	3.3
Chemicals	3.1
Packaging & Containers	3.1
Lodging	3.0
Banks	2.3
Food	2.3
Auto Parts & Equipment	2.2
Building Materials	2.2
Home Builders	2.1
Coal	1.8
Oil & Gas Services	1.6
Iron/Steel	1.6
Entertainment	1.4
Internet	1.3
Healthcare-Products	1.3
Apparel	1.2
Aerospace/Defense	1.1
Pipelines	1.1
REITs	1.0
Advertising	1.0
Semiconductors	0.9
Miscellaneous Manufacturing	0.9
Computers	0.9
Pharmaceuticals	0.9
Leisure Time	0.6
Electronics	0.6
Mining	0.6
Textiles	0.6
Transportation	0.5

18

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013 (continued)
Beverages	0.5
Real Estate	0.5
Machinery-Construction & Mining	0.5
Forest Products & Paper	0.4
Environmental Control	0.4
Machinery-Diversified	0.4
Holding Companies-Diversified	0.4
Electrical Components & Equipment	0.3
Biotechnology	0.3
Engineering & Construction	0.3
Home Furnishings	0.2
Housewares	0.2
Money Market Fund Plus Other Assets Less Liabilities	1.3

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
General Motors Financial Co., Inc., 4.750, 08/15/17	1.5
International Lease Finance Corp., 8.750, 03/15/17	1.2
International Lease Finance Corp., 8.250, 12/15/20	1.1
Kinder Morgan Finance Co. LLC, 5.700, 01/05/16	1.1
Sears Holdings Corp., 6.625, 10/15/18	1.0
Regions Bank, 7.500, 05/15/18	1.0
Murphy Oil USA, Inc., 6.000, 08/15/23	1.0
CCO Holdings LLC, 6.625, 01/31/22	0.9
Goodyear Tire & Rubber Co. (The), 8.250, 08/15/20	0.9
HCA, Inc., 6.500, 02/15/16	0.9
Total	10.6

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2013
Rating
BBB	1.3
BBB-	11.9
BB+	14.1
BB	20.1
BB-	23.3
B+	12.2
B	9.0
B-	6.8
Money Market Fund Plus Other Assets Less Liabilities	1.3

*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Rating Methodologies” under Research and Ratings on the homepage.

19

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		3 Years Avg Ann†††	3 Years Cumulative	5 Years Avg Ann†††	5 Years Cumulative	Fund Inception†
Index	1 Year					Avg Ann†††	Cumulative
Blended—RAFI® Bonds US High Yield 1-10 Index††	5.72%	8.24%	26.80%	14.88%	100.09%	5.69%	39.06%
Barclays U.S. Corporate High Yield Index	8.87	9.16	30.08	18.12	129.93	9.72	73.81
Fund
NAV Return	5.06	6.94	22.28	11.61	73.19	3.12	20.13
Market Price Return	5.29	6.95	22.34	11.06	68.93	2.74	17.49

Fund Inception: 11/15/2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indices returns are based on the inception date of the Fund.

††	The Blended-RAFI® High Yield Bond Index is comprised of performance of the original underlying index from Fund inception through the conversion date, August 2, 2010, followed by the performance of the Index starting at the conversion date and through October 31, 2013.

†††	Average annualized.

20

PFIG	Manager’s Analysis
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

As an index fund, the PowerShares Fundamental Investment Grade Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the RAFI Bonds US Investment Grade 1-10 Index (the “Index”). The Fund generally will invest at least 80% of its total assets in high-yield corporate bonds that comprise the Index.

The Index is comprised of U.S. dollar-denominated bonds that are registered with the SEC or that are Rule 144A securities that provide for registration rights (issued after July 31, 2013) and whose issuers are public companies listed on a major U.S. stock exchange. Only investible, non-convertible, non-exchangeable, non-zero, fixed coupon investment grade corporate bonds qualify for inclusion in the Index. Bonds of foreign agencies, governments or supra-nationals, as well as those issuers that are not domiciled in the United States are excluded from the Index. In determining each individual security’s relative weight within the Index, Research Affiliates, LLC (the “Index Provider”) utilizes four fundamental corporate accounting variables: book value of assets, gross sales, gross dividends and cash flow. A composite fundamental weight is calculated for each security by comparing its four fundamental variables against those of the other issuers in the Index universe.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned (0.68)%. On a net asset value (“NAV”) basis, the Fund returned (0.57)%. During the same time period, the Index returned (0.31)%. During the fiscal year, the Fund employed a sampling methodology to attempt to track the Index, rather than full replication methodology, due to the large number of constituent securities in the Index. The Fund’s performance differed from the return of the Index primarily due to fees and operation expenses that the Fund incurred during the period.

During this same time period, the Barclays U.S. Corporate Index (the “Benchmark Index”) returned (1.40)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 4,800 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based U.S. corporate bond benchmark. The performance of the Fund differed from the Benchmark Index mainly because of the Fund’s lower duration relative to the Benchmark Index in a sector where prices generally decreased during the reporting period.

For the fiscal year ended October 31, 2013, the specific bond performance in the financials sector were the most significant contributors to the Fund’s return, followed by stock selections in the industrial and consumer non-cyclical sectors, respectively. Stock selections in the energy sector detracted most from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Bank of America Merrill Lynch & Co., Inc., 6.875% coupon, due 4/25/18, a financial security (portfolio average weight of 1.31%) and Jefferies Group, 5.125% coupon, due 4/13/18, a financial security (portfolio average weight of 0.50%). Positions that detracted most significantly from the Fund’s return included ONEOK Inc., 4.25% coupon, due 2/1/2022, an energy company (portfolio average weight of 0.48%), and Chevron Corp., 2.355% coupon, due 12/5/22, an energy company (portfolio average weight of 0.83%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Banks	11.0
Retail	7.0
Insurance	6.8
Oil & Gas	6.4
Pharmaceuticals	6.4
Electric	5.3
Diversified Financial Services	5.2
Food	3.1
Media	3.1
Telecommunications	3.0
Computers	3.0
Aerospace/Defense	2.9
REITs	2.5
Agriculture	2.4
Software	2.4
Healthcare-Products	2.3
Chemicals	2.3
Healthcare-Services	2.1
Beverages	1.8
Semiconductors	1.7
Transportation	1.6
Cosmetics/Personal Care	1.4
Miscellaneous Manufacturing	1.3
Biotechnology	1.1
Oil & Gas Services	1.1
Internet	1.0
Office/Business Equipment	1.0
Commercial Services	0.9
Electronics	0.8
Mining	0.8
Pipelines	0.8
Machinery-Diversified	0.7
Household Products/Wares	0.7
Iron/Steel	0.6

21

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013 (continued)
Machinery-Construction & Mining	0.6
Engineering & Construction	0.4
Advertising	0.4
Apparel	0.4
Forest Products & Paper	0.4
Auto Manufacturers	0.3
Electrical Components & Equipment	0.3
Gas	0.3
Auto Parts & Equipment	0.3
Environmental Control	0.3
Lodging	0.3
Leisure Time	0.3
Money Market Fund Plus Other Assets Less Liabilities	1.2

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Merrill Lynch & Co., Inc., 6.875, 04/25/18	1.2
Berkshire Hathaway Finance Corp., 5.400, 05/15/18	1.2
Verizon Communications, Inc., 5.150, 09/15/23	1.1
ConocoPhillips, 4.600, 01/15/15	1.1
Wal-Mart Stores, Inc., 3.250, 10/25/20	1.0
Chevron Corp., 2.355, 12/05/22	1.0
Mondelez International, Inc., 4.125, 02/09/16	0.9
Hewlett-Packard Co., 6.125, 03/01/14	0.9
Citigroup, Inc., 6.125, 11/21/17	0.9
Goldman Sachs Group, Inc. (The), 6.150, 04/01/18	0.9
Total	10.2

Credit Quality Rating Breakdown* (% of the Fund’s Net Assets) as of October 31, 2013
Rating
AAA	1.2
AA+	1.9
AA	5.5
AA-	4.0
A+	8.0
A	19.5
A-	18.7
BBB+	12.6
BBB	19.4
BBB-	8.0
Money Market Fund Plus Other Assets Less Liabilities	1.2

*	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Rating Methodologies” under Research and Ratings on the homepage.

22

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		Fund Inception†
Index	1 Year	Avg Ann††	Cumulative
RAFI® Bonds US Investment Grade 1-10 Index	(0.31)%	3.81%	8.27%
Barclays U.S. Corporate Index	(1.40)	4.94	10.80
Fund
NAV Return	(0.57)	3.09	6.68
Market Price Return	(0.68)	3.14	6.80

Fund Inception: 09/15/2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.22% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indices returns are based on the inception date of the Fund.

††	Average annualized.

23

PGHY	Manager’s Analysis
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

As an index fund, the PowerShares Global Short Term High Yield Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the DB Global Short Maturity High Yield Bond Index (the “Index”). The Fund generally invests at least 80% of its total assets in U.S. and foreign short-term, non-investment grade bonds included in the Index, all of which are denominated in U.S. dollars.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects such bonds issued by corporations, as well as sovereign, sub-sovereign, supranational or quasi-government entities, from a universe of eligible securities for inclusion in the Index that (i) are denominated in U.S. dollars; (ii) are rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+,” but no less than “C”); (iii) have three years or less to maturity; and (iv) have a fixed coupon.

Eligible bonds must be rated by at least one of Standard & Poor’s Ratings Group, division of The McGraw-Hill Companies, Inc., Moody’s Investors Service, Inc. or Fitch Ratings Inc. DB converts all available ratings for each bond into a numerical score, and then calculates an average score for each bond from those available ratings that corresponds to DB’s “composite rating” system. Eligible bonds include either “short-term” bonds (i.e., bonds that have three years or less until maturity from the date they were issued) or “long-term seasoned” bonds (i.e., bonds that had a maturity longer than three years at the date they were issued, but currently have three years or less until maturity). To be eligible for inclusion in the Index, a “short-term” bond (excluding Eurodollar bonds) must have a minimum amount outstanding of at least $100 million, and a “long-term seasoned” bond (excluding Eurodollar bonds) must have a minimum amount outstanding of at least $250 million. Short-term Eurodollar bonds must have more than $200 million outstanding and long-term seasoned Eurodollar bonds must have more than $350 million outstanding. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the period, June 20, 2013 (the Fund’s inception date) to October 31, 2013, on a market price basis, the Fund returned 4.02%. On a net asset value (“NAV”) basis, the Fund returned 2.82%. During the same time period, the Index returned 3.23%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and as a result of the portfolio sampling utilized by the Fund.

During this same time period, the BofA Merrill Lynch 0-5 Year US High Yield Constrained Index (the “Benchmark Index”) returned 4.46%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 830 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a short-term High Yield Bond benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. Dollar-denominated short-term high yield corporate bond market. The Fund’s performance (NAV basis) differed from the return of the Benchmark Index due to fees and operating expenses that the Fund incurred during the period. In addition, the weighting of U.S. securities in the Benchmark Index is more than double that of the Fund.

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Banks	15.5
Sovereign	9.4
Iron/Steel	6.9
Mining	5.9
Diversified Financial Services	5.9
Media	5.3
Healthcare-Services	5.1
Oil & Gas	4.3
Lodging	3.8
Telecommunications	3.6
Leisure Time	3.3
Food	3.3
Building Materials	3.1
Miscellaneous Manufacturing	2.1
Home Builders	1.8
Machinery-Diversified	1.8
Computers	1.7
Electric	1.5
Forest Products & Paper	1.4
Metal Fabricate/Hardware	1.4
Pipelines	1.3
Commercial Services	1.2
Healthcare-Products	1.1
Real Estate	1.1
Regional (State/Province)	1.0
Savings & Loans	0.7
Apparel	0.7
Retail	0.7
Software	0.7
Coal	0.7
Money Market Fund Plus Other Assets Less Liabilities	3.7

24

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
HCA, Inc., 6.500, 02/15/16	1.8
ALROSA Finance SA, 8.875, 11/17/14	1.8
Home Credit & Finance Bank OOO Via Eurasia Capital SA, 7.000, 03/18/14	1.7
AES Corp., 7.750, 10/15/15	1.5
AK BARS Bank Via AK Bars Luxembourg SA, Series LPN, 8.750, 11/19/15	1.5

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013 (continued)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 6.493, 02/02/16	1.4
UPM-Kymmene OYJ, 5.625, 12/01/14	1.4
Ally Financial, Inc., 4.625, 06/26/15	1.4
West China Cement Ltd., 7.500, 01/25/16	1.4
Finansbank AS, 5.500, 05/11/16	1.4
Total	15.3

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

Fund Inception†
Index	Cumulative
DB Global Short Maturity High Yield Bond Index	3.23%
BofA Merrill Lynch 0-5 Year US High Yield Constrained Index	4.46%
Fund
NAV Return	2.82%
Market Price Return	4.02%

Fund Inception: 06/20/2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

25

PWZ	Manager’s Analysis
PowerShares Insured California Municipal Bond Portfolio (PWZ)

As an index fund, the PowerShares Insured California Municipal Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax and California state income tax and that comprise the Index, and generally expects to so invest at least 90% of its total assets.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Index Provider for the Index. The Index is designed to track the performance of U.S. dollar-denominated, investment grade, insured tax-exempt debt publicly issued in California, Puerto Rico, Guam or their political subdivisions, in the U.S. domestic market. Qualifying securities must have a term of at least 15 years remaining to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned (4.06)%. On a net asset value (“NAV”) basis, the Fund returned (3.74)%. During the same time period, the Blended-BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index returned (3.84)%. Relative to the Index, the Fund was most overweight in Guam municipal bonds and most underweight in California municipal bonds during the fiscal year ended October 31, 2013.

During this same time period, Barclay’s Municipal Insured Long 20 Year Index (the “Benchmark Index”) returned (2.32)%. The Benchmark is an unmanaged index weighted by market capitalization based on the average performance of approximately 15 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of an additional insured municipal bond benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the insured municipal securities with maturities of 17 to 22 years.

In January 2013, one of the primary monoline insurers, Assured Guaranty Corp, and its subsidiaries were downgraded by Moody’s. This downgrade caused securities insured by these entities to be removed from the Benchmark Index, with approximately 15 securities remaining in the Benchmark Index. The performance of the Fund differed from the Benchmark Index primarily due to differences in security selection and the Fund’s focus on the State of California (which the Benchmark Index does not focus on).

For the fiscal year ended October 31, 2013, the Guam municipal bonds contributed most significantly to the Fund’s return. Although certain Puerto Rico bonds held by the Fund contributed to the Fund’s outperformance of the Index, in general. Puerto Rico municipal bonds most detracted from the Fund’s return. The majority of the Fund’s outperformance relative to the Index during that period can be attributed to specific bond returns in the Puerto Rico municipal bond sector.

Positions that contributed most significantly to the Fund’s return included Peralta Community College 5% 8/1/31, a general obligation municipal bond (portfolio average weight of 1.59%), and Tustin California Unified School District 5% 9/1/38, a special tax municipal bond (portfolio average weight of 2.05%). Positions that detracted most significantly from the Fund’s return included the Commonwealth of Puerto Rico 5% 7/1/35, a general obligation municipal bond (portfolio average weight of 7.25%), and Puerto Rico Sales Tax Financing Corp 5.125% 8/1/42, a revenue municipal bond (portfolio average weight of 2.21%.

Revenue Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Ad Valorem Property Tax	38.9
Lease Revenue	14.8
Electric Power Revenue	9.0
Sales Tax Revenue	5.9
Hospital Revenue	5.8
College Revenue	4.2
Water Revenue	4.1
Sewer Revenue	4.0
Miscellaneous Revenue	3.4
Special Assessment	2.6
Special Tax	2.3
General Fund	0.9
Other Assets Less Liabilities	4.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A, 5.000, 07/01/35	6.6
Carlsbad California University School District COP Ser. 09A, 5.000, 10/01/34	5.0
Coachella Valley California Unified School District (Election 2005) Ser. 12D, 5.000, 08/01/37	5.0
Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11, 5.500, 09/01/46	3.4
West Contra Costa California Unified School District Ref. Ser. 12, 5.000, 08/01/32	3.4
California State University Rev. Systemwide Ser. 08A, 5.000, 11/01/39	3.4
Guam Power Auth. Rev. Ser. 12A, 5.000, 10/01/30	3.4
Guam Power Auth. Rev. Ser. 10A, 5.000, 10/01/37	3.3
Yosemite California Community College District (Election 2004) Ser. 08C, 5.000, 08/01/32	3.0
Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08, 5.625, 10/01/37	2.6
Total	39.1

26

PowerShares Insured California Municipal Bond Portfolio (PWZ) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg Ann†††	3 Years Cumulative	5 Years Avg Ann†††	5 Years Cumulative	Fund Inception†
Index						Avg Ann†††	Cumulative
Blended-BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index††	(3.84)%	3.93%	12.25%	7.34%	42.52%	4.20%	28.27%
Barclays Municipal Insured Long 20 Year Index	(2.32)	4.48	14.06	7.48	43.44	5.00	34.36
Fund
NAV Return	(3.74)	3.16	9.77	6.57	37.49	3.47	22.93
Market Price Return	(4.06)	3.04	9.41	6.58	37.52	3.29	21.65

Fund Inception: 10/11/2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indices returns are based on the inception date of the Fund.

††	The Blended-BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index is comprised of the BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index, the Fund’s previous underlying index, from Fund inception through the conversion date, May 29, 2009, followed by the performance of the Index, starting from conversion date through October 31, 2013.

†††	Average annualized.

27

PZA	Manager’s Analysis
PowerShares Insured National Municipal Bond Portfolio (PZA)

As an index fund, the PowerShares Insured National Municipal Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax and that comprise the Index, and generally expects to invest at least 90% of its total assets.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Index provider for the Index. The Index is designed to track the performance of U.S. dollar-denominated, investment grade, insured tax-exempt debt publicly issued by a U.S. state or territory, or their political subdivisions, in the U.S. domestic market. Qualifying securities must have a remaining term of at least 15 years to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned (6.27)%. On a net asset value (“NAV”) basis, the Fund returned (5.90)%. During the same time period, the Blended-BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index returned (2.40)%. The Fund’s performance differed from the return of the Index primarily as a result of the sampling methodology as well as operating expenses incurred by the Fund. During the period, there was high demand for insured municipal bonds coupled with relatively limited supply of bonds in the market.

During this same time period, the Barclays Municipal Insured Long 20-Year Index (the “Benchmark Index”) returned (2.32)%. The Benchmark Index is an unmanaged index weighted by market capitalization, based on the average performance of approximately 15 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of an additional insured municipal bond benchmark. However, the duration of the Benchmark Index is shorter. Nevertheless the Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as representation of insured municipal securities with maturities of 17 to 22 years.

In January 2013, one of the primary monoline insurers, Assured Guaranty Corp, and its subsidiaries were downgraded by Moody’s Investors Service, Inc. This downgrade caused securities insured by these entities to be removed from the Benchmark Index, with approximately 15 securities remaining in the Benchmark Index. The performance of the Fund differed from the Benchmark Index primarily due to differences in security selection between the Benchmark Index and the Fund.

Relative to the Index, the Fund was most overweight in Pennsylvania and Puerto Rico municipal bonds and most underweight in New York and Massachusetts municipal bonds during the fiscal year ended October 31, 2013.

For the fiscal year ended October 31, 2013, the municipal debt sectors that contributed most significantly to the Fund’s return were from Alabama, followed by Virginia and Connecticut, respectively. Puerto Rico and Georgia municipal bond exposure most detracted from the Fund’s returns.

Positions that contributed most significantly to the Fund’s return included Detroit Michigan Water Supply System, 7% 7/1/36, a revenue municipal bond (portfolio average weight of 0.80%) and Richmond California Joint Powers Financing Authority, 5.75% 8/1/29, a revenue municipal bond (portfolio average weight of 0.55%). Positions that detracted most significantly from the Fund’s return included Puerto Rico Commonwealth, 5% 7/1/35, a general obligation municipal bond (portfolio average weight of 4.83%) and Augusta Water and Sewer, 3.5% 10/1/42, a revenue municipal bond (portfolio average weight of 2.78%).

State and Territory Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Alabama	1.7
Arizona	3.9
California	14.5
Colorado	1.1
Connecticut	0.1
District of Columbia	1.1
Florida	11.6
Georgia	4.2
Guam	2.0
Illinois	6.1
Indiana	2.0
Iowa	0.5
Kentucky	2.5
Louisiana	1.3
Maine	0.5
Maryland	0.1
Massachusetts	0.2
Michigan	3.2
Missouri	1.0
Nebraska	0.4
New Hampshire	0.3
New Jersey	5.1
New York	3.9
North Carolina	1.9
Ohio	1.5

28

PowerShares Insured National Municipal Bond Portfolio (PZA) (continued)

State and Territory Breakdown (% of the Fund’s Net Assets) as of October 31, 2013 (continued)
Oregon	1.6
Pennsylvania	9.0
Puerto Rico	6.7
South Carolina	1.0
Texas	6.8
Virginia	0.2
Washington	1.8
Other Assets Less Liabilities	2.2

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A, 5.000, 07/01/35	5.2
Chicago Illinois Wastewater Transmission Rev. (Second Lien) Ser. 12, 5.000, 01/01/37	4.3
Miami-Dade County Florida Water & Sewer System Rev. Ser. 10, 5.000, 10/01/29	3.8
North Texas Tollway Auth. Rev. Ref. System (First Tier) Ser. 08K-1, 5.750, 01/01/38	3.0
New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 08A, 5.500, 12/15/38	2.9
Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11, 5.500, 09/01/46	2.1
Metropolitan Transportation Auth. New York Rev. Ser. 12E, 5.000, 11/15/42	2.1
New Jersey Health Care Facilities Financing Auth. Rev. (Virtua Health) Ser. 09, 5.500, 07/01/38	1.8
Miami-Dade County Florida Aviation Rev. Ser. 08B, 5.000, 10/01/41	1.8
Guam Power Auth. Rev. Ser. 12A, 5.000, 10/01/30	1.8
Total	28.8

Growth of a $10,000 Investment Since Inception†

29

PowerShares Insured National Municipal Bond Portfolio (PZA) (continued)

Fund Performance History as of October 31, 2013

		3 Years Avg Ann†††	3 Years Cumulative	5 Years Avg Ann†††	5 Years Cumulative	Fund Inception†
Index	1 Year					Avg Ann†††	Cumulative
Blended-BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index††	(2.40)%	4.20%	13.14%	7.98%	46.77%	4.52%	30.67%
Barclays Municipal Insured Long 20-Year Index	(2.32)	4.48	14.06	7.48	43.44	5.00	34.36
Fund
NAV Return	(5.90)	2.99	9.24	6.82	39.08	3.46	22.86
Market Price Return	(6.27)	2.91	8.97	6.48	36.90	3.27	21.50

Fund Inception: 10/11/2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index performance is comprised of the performance of the BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index, the Fund’s previous underlying index, from inception through the conversion date, May 29, 2009, followed by the performance of the Index, starting from the conversion date through October 31, 2013.

†††	Average annualized.

30

PZT	Manager’s Analysis
PowerShares Insured New York Municipal Bond Portfolio (PZT)

As an index fund, the PowerShares Insured New York Municipal Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax, New York State income tax and New York City income tax and that comprise the Index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is the Index Provider for the Index. The Index is designed to track the performance of U.S. dollar-denominated, investment grade, insured tax-exempt debt publicly issued by New York, Puerto Rico, Guam or their political subdivisions in the U.S. domestic market. Qualifying securities must have a remaining term of at least 15 years to final maturity. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned (6.83)%. On a net asset value (“NAV”) basis, the Fund returned (6.32)%. During the same time period, the Blended-BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index returned (4.71)%. The Fund’s performance differed from the return of the Index primarily as a result of the Fund’s sampling methodology, as well as operating expenses incurred by the Fund. During the period, there was high demand for securities of the relatively limited number of New York issuers coupled with low supply of New York primary and secondary bonds in the market.

During this same time period, the Barclay’s Municipal Insured Long 20-Year Index (the “Benchmark Index”) returned (2.32)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 15 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of an additional insured municipal bond benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of insured municipal securities with maturities of 17 to 22 years.

In January 2013, one of the primary monoline insurers, Assured Guaranty Corp, and its subsidiaries were downgraded by Moody’s Investors Service, Inc. This downgrade caused securities insured by these entities to be removed from the Benchmark Index, with approximately 15 securities remaining in the Benchmark Index. The performance of the Fund differed from the Benchmark Index primarily due to differences in security selection between the Benchmark Index and the Fund, and the Fund’s focus on the State of New York (which the Benchmark Index does not focus on).

Relative to the Index, the Fund was most overweight in the Guam municipal bond sector and most underweight in the New York municipal bond sector during the fiscal year ended October 31, 2013. The majority of the Fund’s underperformance relative to the Index during that period can be attributed to New York municipal bond performances.

For the fiscal year ended October 31, 2013, the New York municipal bond debt contributed most significantly to the Fund’s return. Puerto Rico and Guam municipal bond debt detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included New York City Industrial Development Agency, 6.5% 1/1/46, a revenue bond (portfolio average weight of 4.74%); and Triborough Bridge and Tunnel Authority, 5% 11/15/32, a revenue bond (portfolio average weight of 1.05%). Positions that detracted most significantly from the Fund’s return included Puerto Rico Commonwealth Aqueduct and Sewer Authority, 5.125% 7/1/47, a revenue bond (portfolio average weight of 3.93%) and Puerto Rico Highways and Transportation Authority, 5.25% 7/1/32, a revenue bond (portfolio average weight of 3.33%).

Revenue Type Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Electric Power Revenue	17.0
Sales Tax Revenue	10.0
College Revenue	9.8
Miscellaneous Revenue	8.8
Transit Revenue	8.5
Highway Tolls Revenue	7.8
Water Revenue	7.6
Recreational Revenue	5.9
Ad Valorem Property Tax	4.8
Port, Airport & Marina Revenue	4.2
Sewer Revenue	4.1
Hospital Revenue	3.4
Income Tax Revenue	1.0
Other Assets Less Liabilities	7.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A, 5.500, 05/01/33	14.6
Sales Tax Asset Receivables Corp. Ser. 04A, 5.000, 10/15/32	5.6
New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09, 6.500, 01/01/46	5.5

31

PowerShares Insured New York Municipal Bond Portfolio (PZT) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013 (continued)
New York State Dormitory Auth. Rev. (The New School) Ser. 10, 5.500, 07/01/43	5.3
New York City Industrial Development Agency Rev. Yankee Stadium (Pilot) Ser. 09, 7.000, 03/01/49	4.7
New York City Municipal Finance Auth. Water & Sewer System Rev. Ser. 07AA, 4.750, 06/15/33	4.2
Metropolitan Transportation Auth. New York Rev. Ser. 12E, 5.000, 11/15/42	4.1
Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A, 5.125, 07/01/47	4.0
Puerto Rico Commonwealth Highway & Transportation Auth. Rev. Ref. Ser. 07CC, 5.250, 07/01/32	3.5
New York State Dormitory Auth. Rev. (New York University) Ser. 01, 5.500, 07/01/40	3.4
Total	54.9

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg Ann†††	3 Years Cumulative	5 Years Avg Ann†††	5 Years Cumulative	Fund Inception†
Index						Avg Ann†††	Cumulative
Blended-BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Index††	(4.71)%	2.73%	8.40%	6.94%	39.85%	3.66%	24.29%
Barclays Municipal Insured Long 20-Year Index	(2.32)	4.48	14.06	7.48	43.44	5.00	34.36
Fund
NAV Return	(6.32)	2.09	6.41	5.67	31.77	2.70	17.50
Market Price Return	(6.83)	1.96	5.99	5.46	30.46	2.47	15.90

32

PowerShares Insured New York Municipal Bond Portfolio (PZT) (continued)

Fund Inception: 10/11/2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.28% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index performance is comprised of the performance of the BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index, the Fund’s previous underlying index, from inception through the conversion date, May 29, 2009, followed by the performance of the Index, starting from the conversion date through October 31, 2013.

†††	Average annualized.

33

PICB	Manager’s Analysis
PowerShares International Corporate Bond Portfolio (PICB)

As an index fund, the PowerShares International Corporate Bond Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P International Corporate Bond Index® (the “Index”). The Fund generally will invest at least 80% of its total assets in investment grade corporate bonds that comprise the Index.

The Index measures the performance of investment grade corporate bonds issued in the following currencies of Group of Ten (“G10”) countries, excluding the U.S. Dollar (USD): Australia Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (SFR). Standard & Poor’s (the “Index Provider”) constructs the Index from investment grade corporate bonds denominated in the currencies noted above. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 4.59%. On a net asset value (“NAV”) basis, the Fund returned 4.88%. During the same time period, the Index returned 5.69%. The Fund’s performance differed from the return of the Index primarily due to fees, transaction costs, and foreign withholding taxes that the Fund incurred during the period.

During this same time period, the BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index (the “Benchmark Index”) returned 2.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 8,200 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broader non US dollar corporate bond benchmark. The performance of the Fund differed from the Benchmark Index in part because the Fund contains different credit characteristics relative to the Benchmark Index. The Fund only invests in corporate bond issues while the Benchmark Index constituency includes semi-sovereign, mortgage, and foreign government-guaranteed securities.

For the fiscal year ended October 31, 2013, the specific bond performance in the financials sector were the most significant contributors to the Fund’s return, followed by specific bond performance in the utilities and communications sectors, respectively. Consumer cyclical and government (Bank of Japan) sectors were the only detracting sectors.

Positions that contributed most significantly to the Fund’s return included Lloyds Bank PLC, 7.63% coupon, due 04/22/25, a banks company (portfolio average weight of 1.21%) and Barclays Bank PLC, 10% coupon, due 05/21/21, a banks company (portfolio average weight of 1.45%). Positions that detracted most significantly from the Fund’s return included Panasonic Corp., 0.752% coupon, due 03/18/16, a consumer cyclical company (portfolio average weight of 0.76%), and National Australia Bank, 6 3⁄4% 09/16/14, a banks company (portfolio average weight of 0.74%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Banks	45.2
Telecommunications	12.0
Electric	11.6
Oil & Gas	3.6
Insurance	2.8
Engineering & Construction	2.2
Agriculture	2.2
Commercial Services	2.1
Auto Manufacturers	2.0
Mining	1.9
Gas	1.5
Pharmaceuticals	1.5
Beverages	1.3
Transportation	1.3
Food	1.1
Miscellaneous Manufacturing	0.9
Home Furnishings	0.7
Healthcare-Services	0.6
Media	0.6
Holding Companies-Diversified	0.5
Sovereign	0.4
Chemicals	0.4
Water	0.4
Building Materials	0.3
Energy-Alternate Sources	0.3
Savings & Loans	0.3
Real Estate	0.2
Country Funds-Closed-end	0.2
Diversified Financial Services	0.1
Other Assets Less Liabilities	1.8

34

PowerShares International Corporate Bond Portfolio (PICB) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Heathrow Funding Ltd., Series E, 6.750, 12/03/26	1.3
Barclays Bank PLC, Series E, 10.000, 05/21/21	1.3
E.ON International Finance BV, Series E, 5.750, 05/07/20	1.2
Lloyds Bank PLC, Series E, 7.625, 04/22/25	1.2
GDF Suez, Series E, 3.500, 10/18/22	1.0
Centrica PLC, Series E, 6.375, 03/10/22,	0.9
Telefonica Emisiones SAU, Series G, 3.661, 09/18/17	0.9
RWE Finance BV, Series E, 4.750, 01/31/34	0.8
HSBC Holdings PLC, Series E, 6.500, 05/20/24	0.8
Telecom Italia SpA, Series E, 7.375, 12/15/17	0.8
Total	10.2

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		3 Years Avg Ann††	3 Years Cumulative	Fund Inception†
Index	1 Year			Avg Ann††	Cumulative
S&P International Corporate Bond Index®	5.69%	5.70%	18.09%	9.72%	37.20%
BofA Merrill Lynch Global Broad Market Non-Sovereign ex-USD Index	2.49	3.15	9.75	7.18	26.67
Fund
NAV Return	4.88	4.85	15.28	8.76	33.17
Market Price Return	4.59	4.74	14.89	8.59	32.44

35

PowerShares International Corporate Bond Portfolio (PICB) (continued)

Fund Inception: 06/03/2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

36

PGX	Manager’s Analysis
PowerShares Preferred Portfolio (PGX)

As an index fund, the PowerShares Preferred Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index (the “Index”). The Fund generally will invest at least 80% of its total assets in fixed rate U.S. dollar-denominated preferred securities that comprise the Index.

The Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. The Index includes both traditional and other preferred securities, including preferred securities issued by foreign companies in the form of American depositary receipts (“ADRs”), as well as senior and subordinated debt securities. Unlisted preferred securities are excluded from the Index, but unlisted senior or subordinated debt-like securities are eligible for inclusion. The Index may include Rule 144A securities. Strictly in accordance with its guidelines and mandated procedures, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch” or the “Index Provider”) selects securities for the Index using a rules-based methodology. Qualifying securities must be rated at least B3 (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) and must have an investment grade country risk profile (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned (0.95)%. On a net asset value (“NAV”) basis, the Fund returned (0.88)%. During the same time period, the Blended-BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index returned (0.24)%. The Fund’s performance differed from the return of the Index primarily due to fees and other operating expenses that the Fund incurred during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 1.14%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 300 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a preferred stock benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broader representation of the preferred stock market, which includes convertible preferred stocks.

The performance of the Fund differed from the Benchmark Index in part because the Benchmark Index contained a large allocation to a convertible preferred security (which the Fund did not hold) which significantly outperformed the overall preferred market during the period.

Positions that contributed most significantly to the Fund’s return included Barclays Bank, PLC, 8.125% coupon, a financial preferred security (portfolio average weight of 3.79%) and Citigroup Capital XIII, 7.875% coupon, a financial preferred security (portfolio average weight of 3.79%). Positions that detracted most significantly from the Fund’s return included BB&T Corp., 5.625% coupon, a financial preferred security (portfolio average weight of 1.20%) and Bank of America Corp., 7.25% coupon, a financial preferred security (portfolio average weight of 0.68%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Commercial Banks	29.5
Diversified Financial Services	21.1
Capital Markets	14.4
Insurance	11.9
Real Estate Investment Trusts	8.3
Consumer Finance	4.6
Electric Utilities	4.1
Diversified Telecommunication	2.1
Multi-Utilities	1.4
Wireless Telecommunication Services	0.9
Commercial Services & Supplies	0.7
Machinery	0.5
Media	0.2
Chemicals	0.1
Thrifts & Mortgage Finance	0.1
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Barclays Bank PLC, 8.125	4.0
Citigroup Capital XIII, 7.875, 10/30/40	3.5
ING Groep NV, 8.500	3.2
HSBC Holdings PLC, 8.000	3.2
Wells Fargo & Co., 8.000	3.2
Morgan Stanley Capital Trust VII, 6.600, 10/15/66	3.1
Deutsche Bank Contingent Capital Trust V, 8.050	2.7
HSBC Holdings PLC, 8.125	2.7
GMAC Capital Trust I, 8.125, 02/15/40	2.2
Aegon NV, 6.375	2.1
Total	29.9

37

PowerShares Preferred Portfolio (PGX) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg Ann†††	3 Years Cumulative	5 Years Avg Ann†††	5 Years Cumulative	Fund Inception†
Index						Avg Ann†††	Cumulative
Blended-BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index††	(0.24)%	5.89%	18.74%	10.83%	67.22%	1.69%	10.14%
S&P U.S. Preferred Stock Index	1.14	5.76	18.29	15.51	105.64	4.84	31.23
Fund
NAV Return	(0.88)	5.51	17.46	10.17	62.31	0.76	4.45
Market Price Return	(0.95)	5.50	17.44	9.50	57.40	0.49	2.83

Fund Inception: 01/31/2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns.

An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index is comprised of the BofA-Merrill Lynch Core Fixed Rate Securities Index, the original underlying index, from Fund inception until the conversion date, April 1, 2012, followed by the performance of the Index starting at the conversion date and through October 31, 2013.

†††	Average annualized.

38

PVI	Manager’s Analysis
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

As an index fund, the PowerShares VRDO Tax-Free Weekly Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Bloomberg US Municipal AMT-Free Weekly VRDO Index (the “Index”). The Fund generally will invest at least 80% of its total assets in variable rate demand obligation (“VRDO”) bonds that are exempt from federal income tax with interest rates that reset weekly, which comprise the Index.

Bloomberg Finance L.P. (“Bloomberg” or the “Index Provider”) or its affiliates compiles and calculates the Index, which is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the Index must be rated in a “top” category (as defined by the Index Provider) by a nationally recognized statistical rating organization. Bonds in the “top” category include those rated by Moody’s Investors Services, Inc. as A-3 for long-term bonds or Prime-2 for short-term bonds; by Standard & Poor’s, a division of The McGraw-Hill Company, Inc. as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. as A- for long-term bonds or F-2 for short-term bonds. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 0.04%. On a net asset value (“NAV”) basis, the Fund returned 0.00%. During the same time period, the Blended-Bloomberg US Municipal AMT-Free Weekly VRDO Index returned 0.13%. The Fund’s performance differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as due to the sampling methodology.

During this same time period, the Barclay’s Municipal 1-Year Index (the “Benchmark Index”) returned 0.74%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 15 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a 1-Year duration municipal benchmark. The performance of the Fund differed from the Benchmark Index in part because the majority of the Benchmark Index return is from higher fixed coupon securities than the weekly reset securities held by the Fund.

For the fiscal year ended October 31, 2013, the State of Illinois municipal bonds contributed most significantly to the Fund’s return, followed by Pennsylvania and New York, respectively.

Positions that contributed most significantly to the Fund’s return included a general obligation municipal bond from the State of Illinois 1.99% 10/01/33 (portfolio average weight of 4.41%) and a revenue bond from the Illinois State Financing Authority 0.21% 01/01/48 portfolio average weight of 6.96%).

State Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
California	11.9
Colorado	7.0
Florida	11.4
Illinois	9.7
Kentucky	2.6
Maryland	0.2
Mississippi	3.6
Missouri	0.9
Michigan	3.6
New York	16.4
Pennsylvania	15.4
Rhode Island	1.5
Tennessee	6.7
Texas	1.6
Other Assets Less Liabilities	7.5

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Illinois Finance Auth. Rev. (Elmhurst Memorial Healthcare) Ser. 08E, 0.210, 01/01/48	8.0
Pittsburgh Pennsylvania Water & Sewer Auth. Rev. (First Lien) Ser. 07B-1, 0.180, 09/01/33	7.6
Florida State Department of Environmental Protection Preservation Rev. (Everglades Restoration) Ser. 07A, 0.250, 07/01/27	5.2
Delaware Valley Pennsylvania Regional Finance Auth. Local Government Rev. Ser. 85C, 0.310, 12/01/20	5.2
Triborough New York State Bridge & Tunnel Auth. Rev. Ref. (MTA Bridges Tunnels) Ser. 07AB, 0.330, 01/01/19	4.7
City of New York NY Sub-Ser. 02C-2, 0.120, 08/01/20	4.7
Colorado Springs Colorado Utilities Rev. (Sub-Lien Improvement) Ser. 06B, 0.300, 11/01/36	4.6
Sevier County Tennessee Public Building Auth. (Local Government Improvement Program) Ser. 10V-D-1, 0.110, 06/01/26	4.5
ABAG Finance Auth. For Nonprofit Corporations (Sharp HealthCare) Ser. 09A, 0.100, 08/01/24	4.3
JEA Florida Electric System Rev. Ser. Three 08C-2, 0.100, 10/01/34	3.8
Total	52.6

39

PowerShares VRDO Tax-Free Weekly Portfolio (PVI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg Ann†††	3 Years Cumulative	5 Years Avg Ann†††	5 Years Cumulative	Fund Inception†
Index						Avg Ann†††	Cumulative
Blended—Bloomberg US Municipal AMT-Free Weekly VRDO Index††	0.13%	0.20%	0.61%	0.39%	1.97%	0.81%	4.93%
Barclays Municipal 1-Year Index	0.74	0.97	2.95	1.82	9.41	2.20	13.84
Fund
NAV Return	(0.00)	0.26	0.77	0.53	2.67	1.00	6.09
Market Price Return	0.04	0.26	0.77	0.51	2.59	1.00	6.09

Fund Inception: 11/15/2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns.

An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	The Blended-Bloomberg US Municipal AMT-Free Weekly VRDO Index is comprised of the performance of the Thomson Municipal Market Data VRDO Index, original underlying index, from Fund inception, through the conversion date, August 5, 2010, followed by the performance of the Index starting at the conversion date and through October 31, 2013.

†††	Average annualized.

40

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month (or shorter) period ended October 31, 2013.

In addition to the fees and expenses which the PowerShares CEF Income Composite Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that you bear indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares 1-30 Laddered Treasury Portfolio (PLW)
Actual	$1,000.00	$934.16	0.25%	$1.22
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares Build America Bond Portfolio (BAB)
Actual	1,000.00	924.30	0.29	1.41
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares CEF Income Composite Portfolio (PCEF)
Actual	1,000.00	962.51	0.51	2.52
Hypothetical (5% return before expenses)	1,000.00	1,022.63	0.51	2.60
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)
Actual	1,000.00	1,016.67	0.45	2.29
Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29

41

Fees and Expenses (continued)

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)
Actual	$1,000.00	$923.34	0.51%	$2.47
Hypothetical (5% return before expenses)	1,000.00	1,022.63	0.51	2.60
PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)(2)
Actual	1,000.00	923.50	0.50	2.36
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)
Actual	1,000.00	1,002.31	0.51	2.57
Hypothetical (5% return before expenses)	1,000.00	1,022.63	0.51	2.60
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)
Actual	1,000.00	981.40	0.23	1.15
Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.23	1.17
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)(3)
Actual	1,000.00	1,017.80	0.35	1.32
Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.78
PowerShares Insured California Municipal Bond Portfolio (PWZ)
Actual	1,000.00	942.61	0.33	1.62
Hypothetical (5% return before expenses)	1,000.00	1,023.54	0.33	1.68
PowerShares Insured National Municipal Bond Portfolio (PZA)
Actual	1,000.00	922.80	0.29	1.41
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares Insured New York Municipal Bond Portfolio (PZT)
Actual	1,000.00	925.85	0.33	1.60
Hypothetical (5% return before expenses)	1,000.00	1,023.54	0.33	1.68
PowerShares International Corporate Bond Portfolio (PICB)
Actual	1,000.00	1,009.52	0.51	2.58
Hypothetical (5% return before expenses)	1,000.00	1,022.63	0.51	2.60
PowerShares Preferred Portfolio (PGX)
Actual	1,000.00	951.22	0.51	2.51
Hypothetical (5% return before expenses)	1,000.00	1,022.63	0.51	2.60
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
Actual	1,000.00	999.75	0.25	1.26
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2013. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent half-year may differ from expense ratios based on the annualized data in the Financial Highlights.

(2)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period May 6, 2013 (Commencement of Investment Operations) to October 31, 2013. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 179/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365.

(3)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period June 17, 2013 (Commencement of Investment Operations) to October 31, 2013. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 137/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365.

42

Schedule of Investments

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

October 31, 2013

Principal Amount		Value
	Long-Term Investments—95.6%
	United States Government Obligations—95.6%
	United States Treasury Notes—17.1%
$4,918,000	4.000%, 02/15/15	$5,158,520
4,711,000	4.500%, 02/15/16	5,155,600
4,558,000	4.625%, 02/15/17	5,135,941
4,678,000	3.500%, 02/15/18	5,150,553
5,194,000	2.000%, 02/15/22	5,088,702

		25,689,316

	United States Treasury Bonds—78.5%
3,632,000	8.875%, 02/15/19	5,029,328
3,557,000	8.500%, 02/15/20	5,015,231
3,562,000	7.875%, 02/15/21	5,005,864
3,576,000	7.125%, 02/15/23	4,995,922
3,764,000	6.250%, 08/15/23	5,007,885
3,352,000	7.625%, 02/15/25	4,975,625
3,746,000	6.000%, 02/15/26	4,983,645
3,529,000	6.625%, 02/15/27	4,973,409
3,618,000	6.125%, 11/15/27	4,916,804
3,937,000	5.250%, 02/15/29	4,959,081
3,494,000	6.250%, 05/15/30	4,887,505
11,507,000	5.375%, 02/15/31	14,796,380
12,556,000	4.500%, 02/15/36	14,659,130
4,037,000	4.750%, 02/15/37	4,876,886
4,257,000	4.375%, 02/15/38	4,874,265
4,889,000	3.500%, 02/15/39	4,854,625
4,089,000	4.625%, 02/15/40	4,862,717
4,011,000	4.750%, 02/15/41	4,860,205
5,305,000	3.125%, 02/15/42	4,832,940
5,331,000	3.125%, 02/15/43	4,829,134

		118,196,581

	Total Long-Term Investments (Cost $143,071,449)	143,885,897

	Short-Term Investments—3.5%
	United States Government Obligations—3.4%
	United States Treasury Notes—3.4%
5,084,000	4.000%, 02/15/14
	(Cost $5,131,580)	5,141,393

Number of Shares
	Money Market Fund—0.1%
119,038	Premier Portfolio—Institutional Class(a) (Cost $119,038)	119,038

	Total Short-Term Investments (Cost $5,250,618)	5,260,431

	Total Investments (Cost $148,322,067)—99.1%	149,146,328
	Other assets less liabilities—0.9%	1,393,957

	Net Assets—100.0%	$150,540,285

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments

PowerShares Build America Bond Portfolio (BAB)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—96.6%
	Ad Valorem Property Tax—29.5%
$3,000,000	Anchorage Alaska Ser. 10A-2	5.910%	04/01/30	$3,243,390
2,350,000	Baltimore County Maryland Ser. 10	3.110	11/01/18	2,456,173
1,000,000	Beaumont California University School District Ser. 09 AGM	7.471	08/01/34	1,108,190
1,500,000	Bexar County Texas Ser. 10	5.755	06/15/40	1,627,935
14,000,000	California State Highway Safety Air Quality Remarketed Ser. 09B	6.509	04/01/39	15,090,040
4,820,000	California State Ser. 09	7.300	10/01/39	6,284,509
3,135,000	California State Ser. 09	7.350	11/01/39	4,111,741
4,500,000	California State Ser. 10	7.625	03/01/40	6,116,175
1,010,000	Carson City Nevada (Water Improvement) Ser. 10A	6.662	11/01/39	1,077,286
2,000,000	Channelview Texas Independent School District Ser. 10 PSF-GTD	5.926	08/15/35	2,115,100
2,000,000	Chicago Illinois (Recovery Zone Economic Development) Ser. 10D	6.257	01/01/40	1,800,640
2,000,000	Chicago Illinois (Taxable Project) Ser. 10B	7.517	01/01/40	2,063,000
6,205,000	Chicago Illinois Ser. 10C	6.207	01/01/36	5,722,685
1,500,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.554	07/01/30	1,733,220
1,620,000	Clark County Nevada Las Vegas Convention and Visitors Auth. Ser. 10A	6.754	07/01/38	1,951,808
4,955,000	Commonwealth of Pennsylvania First Ser. 10B	4.650	02/15/26	5,286,935
1,600,000	Cook County Illinois Community Consolidated (School District No. 65) Ser. 09	4.400	12/01/20	1,692,784
2,500,000	Cook County Illinois Ser. 10D	6.229	11/15/34	2,474,825
2,000,000	Corpus Christi Texas Independent School District (School Building) Ser. 10B PSF-GTD	6.124	08/15/32	2,252,400
1,500,000	Dallas Texas Independent School District Ser. 10C PSF-GTD	6.450	02/15/35	1,702,095
200,000	Delaware State Ser. 09D	5.200	10/01/26	219,332
500,000	Denver Colorado City & County School District No. 1 Ser. 09C	5.664	12/01/33	543,345
1,000,000	Dickinson County Kansas University (School District No. 487) Ser. 10	7.270	09/01/35	1,070,130
1,000,000	Dickinson County Kansas University (School District No. 487) Ser. 10	7.370	09/01/41	1,072,190
1,000,000	Douglas County Nevada School District Ser. 10A PSF-GTD	6.110	04/01/30	1,080,030
605,000	Hallettsville Texas Independent School Ser. 10 PSF-GTD	6.265	08/15/30	639,582
1,000,000	Hallettsville Texas Independent School Ser. 10 PSF-GTD	6.465	08/15/35	1,060,260
4,980,000	Hawaii State Ser. 10DX	5.230	02/01/25	5,714,650
1,000,000	Hawaii State Ser. 10DX	5.530	02/01/30	1,157,930
2,000,000	Hayward California Unified School District Ser. 10 AGM	7.350	08/01/43	2,209,320
1,000,000	Hillsborough County Florida Ser. 09B	6.350	07/01/39	1,088,280
9,300,000	Illinois State Ser. 10	6.900	03/01/35	9,632,010
10,000,000	Illinois State Ser. 10	7.100	07/01/35	10,645,900
5,000,000	Illinois State Ser. 10-1	5.363	02/01/19	5,285,000
14,795,000	Illinois State Ser. 10-1	5.563	02/01/21	15,551,172
2,500,000	Illinois State Ser. 10-2	5.650	03/01/20	2,667,825
200,000	Itasca Illinois Ser. 09A	6.100	02/01/34	206,778
320,000	Itasca Illinois Ser. 09A	6.200	02/01/39	330,979
1,250,000	Katy Texas Independent School District Ser. 10 PSF-GTD	5.999	02/15/30	1,397,713
2,000,000	Kiski Pennsylvania Area School District Ser. 10 AGM	6.526	09/01/31	2,225,680
1,000,000	Lancaster Texas Ser. 10	6.528	02/15/40	1,090,920
1,000,000	Las Virgenes California University School District (Election of 2006) Ser. 09B-1	7.262	08/01/34	1,131,220
500,000	Lewisville Texas Independent School District Ser. 10B	6.024	08/15/28	569,335
3,550,000	Lexington-Fayette Urban County Kentucky Government Ser. 10	5.100	09/01/24	3,640,525
500,000	Los Angeles California Unified School District Qualified School Construction Bonds (Election of 2005) Ser. 10J-1	5.981	05/01/27	575,365
200,000	Los Angeles California University School District Ser. 09KRY	5.750	07/01/34	225,388
200,000	Louisville & Jefferson County Kentucky Metro Government (Recovery Zone Economic Development) Ser. 09E	5.450	11/15/27	226,750
500,000	Lubbock Texas Ser. 10B	6.032	02/15/30	551,375
4,300,000	Massachusetts State Ser. 10	4.480	05/01/24	4,632,046
1,000,000	Montgomery County Pennsylvania Ser. 10	6.030	09/01/39	1,061,610
3,000,000	Napa Valley California University School District Ser. 10B	6.507	08/01/43	3,231,990
1,000,000	New Orleans Louisiana Ser. 10A	8.800	12/01/39	1,190,500
2,210,000	New York City New York Ser. 10	5.817	10/01/31	2,326,997
4,700,000	New York City New York Ser. 10	5.968	03/01/36	5,337,884

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Ad Valorem Property Tax (continued)
$1,000,000	New York City Ser. 09D-1	6.385%	12/01/29	$1,099,700
960,000	North Las Vegas Nevada Ser. 10	5.372	06/01/19	907,853
1,000,000	NYE County Nevada Ser. 10B AGM	6.300	08/01/35	1,036,470
1,000,000	NYE County Nevada Ser. 10B AGM	6.400	08/01/40	1,039,170
1,450,000	Peoria County Illinois Community Unit School District No. 323 Ser. 10	6.020	04/01/28	1,579,819
1,000,000	Philadelphia Pennsylvania School District Ser. 10	6.615	06/01/30	1,003,150
500,000	Pima County Arizona Unified School District No. 20 Vail Ser. 10 AGM	5.700	07/01/24	542,520
1,000,000	Quaker Valley Pennsylvania School District Ser. 10 AGM	5.959	10/01/30	1,043,510
2,000,000	Round Rock Texas Independent School District Ser. 10 PSF-GTD	5.774	08/01/30	2,245,280
1,000,000	Round Rock Texas Independent School District Ser. 10B	6.054	08/01/35	1,109,730
2,000,000	San Antonio Texas Independent School District Ser. 10 PSF-GTD	6.397	08/15/40	2,279,460
1,500,000	San Francisco California City & County Ser. 10	6.260	06/15/30	1,802,520
3,850,000	San Francisco California City & County Ser. 10D	6.260	06/15/30	4,626,468
1,000,000	San Mateo California Union High School District Ser. 10B	6.733	09/01/34	1,093,610
1,000,000	Santa Monica California Community College (District 2008 Election) Ser. 10A-1	6.663	08/01/30	1,124,450
1,000,000	Santa Monica California Community College (District 2008 Election) Ser. 10A-1	6.763	08/01/34	1,113,800
1,000,000	Santa Monica-Malibu Unified School District California Ser. 10C-1	5.796	07/01/25	1,065,470
3,500,000	Santa Monica-Malibu Unified School District California Ser. 10C-1	6.434	07/01/30	3,826,410
1,000,000	Snohomish County Washington Public Hospital District No. 3 (Cascade Valley Hospital) Ser. 10B	6.329	12/01/35	1,006,670
200,000	Southwestern Community College District California Ser. 09B	7.130	08/01/31	220,900
1,000,000	Tustin Unified School District School Facilities Improvement District No. 2008-1 (2008 Election) Sub-Ser. 10A-1	6.539	08/01/30	1,122,870
5,000,000	Utah State Ser. 10B	3.369	07/01/21	5,191,200
2,000,000	West Contra Costa California Unified School District (Taxable Election 2005) Ser. 09C-2	8.460	08/01/34	2,287,600
1,500,000	Westlake Ohio City School District Ser. 10	5.728	12/01/35	1,586,265
1,500,000	Westlake Ohio City School District Ser. 10	6.028	12/01/43	1,585,365
675,000	Wilson County Tennessee Tenth Special School District Ser. 10	6.130	04/01/35	705,429

				201,746,631

	College Revenue—7.3%
1,000,000	California Infrastructure & Economic Development Bank Rev. (California Infrastructure Economic Development) Ser. 10	6.486	05/15/49	1,088,630
1,000,000	Colorado State Board Governors University Enterprise System Rev. Ser. 10	5.957	03/01/33	1,089,000
1,145,000	Elizabeth City North Carolina University Rev. Ser. 10 AGM	8.097	04/01/32	1,353,756
1,300,000	FAU Finance Corp. Florida Capital Improvement Rev. Ser. 10	7.439	07/01/30	1,431,937
535,000	Florida State International University (Parking Facility) Rev. Ser. 09B	6.500	07/01/29	577,340
2,000,000	Indiana University Rev. Ser. 10	5.536	06/01/30	2,127,680
1,500,000	Indiana University Rev. Ser. 10	5.636	06/01/35	1,588,095
5,000,000	Massachusetts State College Building Auth. Ser. 09C	5.832	05/01/30	5,528,450
1,215,000	Mesa State College Colorado (Auxiliary Facilities Enterprise) Rev. Ser. 09B	5.800	05/15/40	1,329,830
1,000,000	Michigan State University Rev. General Ser. 10A	6.173	02/15/50	1,071,670
3,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10	6.190	07/01/40	3,058,590
1,000,000	New Mexico State University Regents Improvement Rev. Ser. 10B	6.124	04/01/30	1,076,780
1,000,000	North Carolina State University at Raleigh Rev. Ser. 10B	5.927	10/01/30	1,059,500
3,000,000	Northern Arizona University Rev. (Arizona Board of Regents) Ser. 10A	6.593	08/01/30	3,220,620
500,000	Northern Arizona University System Rev. Ser. 09A	6.687	06/01/39	533,475
250,000	Oakland University Michigan Rev. Ser. 09B	7.150	03/01/39	271,420
1,000,000	Pennsylvania State Higher Educational Facilities Auth. Rev. (Temple University) Ser. 10	6.141	04/01/30	1,074,830
500,000	University of Colorado Enterprise System Rev. Sub-Ser. 09B-2	6.114	06/01/29	528,020
3,000,000	University of Hawaii Rev. Ser. 10	5.834	10/01/30	3,257,370
5,000,000	University of Hawaii Rev. Ser. 10	6.034	10/01/40	5,338,800
250,000	University of Michigan University Rev. Ser. 10A	5.513	04/01/30	283,515
500,000	University of North Carolina University Ser. 09B	5.757	12/01/39	534,145
10,000,000	University of Texas System Ser. 10C	4.644	08/15/30	10,382,400
500,000	Utah State Board of Regents Auxiliary & Campus Facilities System Rev. Ser. 10	6.186	04/01/30	568,240
1,435,000	Washington State Biomedical Research Facilities No. 3 Ser. 10B	6.416	07/01/30	1,675,707
250,000	Wayne State University Ser. 09B	6.536	11/15/39	266,955

				50,316,755

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Electric Power Revenue—8.7%
$ 1,915,000	American Municipal Power, Inc. Ohio (Combined Hydroelectric Projects) Rev. Ser. 10	8.084%	02/15/50	$2,511,905
2,090,000	American Municipal Power, Inc. Ohio (Meldahl Hydroelectric-Remarketed) Ser. 10E	6.270	02/15/50	2,175,732
2,000,000	American Municipal Power, Inc. Ohio Ser. 10	7.499	02/15/50	2,417,020
750,000	Benton County Washington Public Utility District No. 1 Electric Rev. Ser. 10	6.546	11/01/30	827,077
6,500,000	Cowlitz County Washington Public Utility District No. 1 Electric Ser. 10	6.884	09/01/32	7,356,375
2,000,000	Douglas County Washington Public Utility District No. 1 Wells Hydroelectric Ser. 10B	5.245	09/01/30	2,112,720
2,500,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.730	01/01/30	2,832,425
2,750,000	Grant County Washington Public Utility District No. 2 (Priest Rapids Hydroelectric) Ref. Ser. 10L	5.830	01/01/40	3,091,605
500,000	JEA Florida Electric Systems Rev. Ser. 09F	6.406	10/01/34	568,625
2,000,000	Los Angeles California Department of Water & Power Rev. Ser. 10	6.166	07/01/40	2,131,300
1,500,000	Los Angeles California Department of Water & Power Rev. Ser. 10	7.000	07/01/41	1,738,365
500,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.790	01/01/29	531,790
5,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 09A	6.890	01/01/42	5,710,950
1,000,000	Missouri Joint Municipal Electric Utility Commission Power Project Rev. Ser. 10	7.597	01/01/32	1,206,630
8,909,000	Municipal Electric Auth. of Georgia (Plant Vogtle Units 3&4 Project P) Ser. 10	7.055	04/01/57	8,858,575
1,000,000	Northern California Power Agency Rev. (Lodi Energy Center) Ser. 10B	7.311	06/01/40	1,140,290
250,000	Northern Illinois Municipal Power Agency Power Project Rev. Ser. 10	7.620	01/01/30	278,303
1,000,000	Oklahoma State Municipal Power Auth. (Power Supply System) Rev. Ser. 10	6.440	01/01/45	1,085,020
1,900,000	Southern California Public Power Auth. (Power Project) Rev. Ser. 10	5.843	07/01/30	2,052,000
2,000,000	Southern California Public Power Auth. Rev. Ser. 10	5.921	07/01/35	2,168,640
2,570,000	Tacoma Washington Electric System Rev. Ser. 10 AGM	5.791	01/01/32	2,919,366
5,795,000	Virgin Islands Water & Power Auth. (Electric System) Rev. Ser. 10C AGM	6.850	07/01/35	5,912,523

				59,627,236

	Fuel Sales Tax Revenue—3.5%
5,000,000	Cape Coral Florida Gas Tax Rev. Ser. 10B	7.147	10/01/30	5,435,800
6,000,000	Missouri Highways & Transportation Commission (Taxable Third Lien State Road) Ser. 09C	5.063	05/01/24	6,655,980
2,250,000	Missouri State Highway & Transportation Commission (State Road Rev.) Ser. 09	4.963	05/01/23	2,519,617
2,000,000	Washington State Ser. 10	5.090	08/01/33	2,129,780
1,400,000	Washoe County Nevada Highway Rev. Ser. 10	7.063	02/01/30	1,550,654
5,000,000	Washoe County Nevada Highway Rev. Ser. 10	7.213	02/01/39	5,543,900

				23,835,731

	General Fund—5.9%
4,000,000	California State Ser. 09	7.500	04/01/34	5,251,160
4,500,000	California State Ser. 10	7.950	03/01/36	5,247,045
10,000,000	California State Ser. 10	7.600	11/01/40	13,698,000
6,040,000	California State Various Purpose Ser. 09	7.550	04/01/39	8,175,261
5,000,000	California State Various Purpose Ser. 10	5.700	11/01/21	5,727,100
2,000,000	Kauai County Hawaii Ser. 10	5.763	08/01/33	2,238,280

				40,336,846

	Grant Revenue—1.7%
12,700,000	Chicago Board of Education Ser. 09E	6.138	12/01/39	11,355,324

	Highway Tolls Revenue—5.6%
595,000	Idaho Housing & Financing Association Ser. 10A-2	6.348	07/15/28	688,576
200,000	Illinois State Toll Highway Auth. Toll Highway Rev. Ser. 09A	5.293	01/01/24	214,432
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.259	11/01/29	280,660
250,000	New Hampshire State Turnpike System Rev. Ser. 09B	6.009	11/01/39	283,372
5,000,000	North Texas Tollway Auth. Rev. Subordinate Lien Ser. 10B-2	8.410	02/01/30	5,485,800
16,175,000	North Texas Tollway Auth. Rev. Subordinate Lien Ser. 10B-2	8.910	02/01/30	18,633,923
2,000,000	Texas State Transportation Commission Rev. (First Tier) Ser. 10B	5.028	04/01/26	2,220,080
2,000,000	Texas State Transportation Commission Rev. (First Tier) Ser. 10B	5.178	04/01/30	2,204,820
5,000,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.420	11/15/36	5,219,650
2,715,000	Triborough Bridge & Tunnel Auth. Ser. 09B	5.500	11/15/39	2,842,361

				38,073,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Hospital Revenue—1.5%
$ 1,000,000	Cuyahoga County Ohio Hospital Rev. Ser. 10	8.223%	02/15/40	$1,133,880
2,000,000	King County Washington Public Hospital District No. 1 Hospital Facilities Rev. Ser. 10	7.900	06/15/30	2,156,120
2,500,000	Lee Memorial Health System Florida Hospital Rev. Ser. 10A	7.281	04/01/27	2,836,300
1,000,000	New Liberty Missouri Hospital District Hospital Rev. Ser. 10B	7.000	12/01/35	1,054,750
1,000,000	Oak Valley California Hospital District (Health Facility) Rev. Ser. 10B	9.000	11/01/39	978,410
1,500,000	Tangipahoa Parish Louisiana Hospital Service District No. 1 (North Oaks Health System) Ser. 09A AGC	7.200	02/01/42	1,590,735
500,000	University California Regents Medical Center Pooled Rev. Ser. 09F	6.458	05/15/29	577,540

				10,327,735

	Hotel Occupancy Tax—0.5%
2,780,000	Dallas Texas Convention Center Hotel Development Corp. Ser. 09	7.088	01/01/42	3,252,795

	Income Tax Revenue—2.6%
3,785,000	New York City Transitional Finance Auth. (Building Aid) Rev. Sub-Ser. 10S-1B	6.828	07/15/40	4,621,826
6,500,000	New York City Transitional Finance Auth. (Future Tax Secured) Rev. Ser. 10	5.932	11/01/36	7,000,370
200,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 09F	5.292	03/15/25	228,506
1,800,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10	5.389	03/15/40	1,994,148
1,400,000	New York State Dormitory Auth. State Personal Income Tax Rev. Ser. 10C	4.904	02/15/23	1,554,504
2,000,000	New York State Urban Development Corp. Rev. State Personal Income Tax Ser. 10C	5.838	03/15/40	2,309,260

				17,708,614

	Lease Revenue—6.8%
300,000	Beverly Hills California Public Financing Auth. Lease Rev. (Various Projects) Ser. 10C	6.674	06/01/30	334,392
1,000,000	Beverly Hills California Public Financing Auth. Lease Rev. (Various Projects) Ser. 10C	6.774	06/01/40	1,122,060
2,000,000	Brighton Colorado COP Ser. 10B AGM	6.550	12/01/30	2,185,160
800,000	California State Public Works Board Lease Rev. (California State University Projects) Ser. 10B-2	7.804	03/01/35	931,328
2,500,000	California State Public Works Board Lease Rev. (University of California Projects ) Ser. 10C-2	7.004	03/01/35	3,486,675
5,000,000	Colorado State Building Excellent Schools Today COP Ser. 10B	6.242	03/15/30	5,345,650
3,000,000	Colorado State Building Excellent Schools Today COP Ser. 10E	7.017	03/15/31	3,347,070
1,000,000	Columbus Indiana Multi-High School Building Corp. Ser. 10	6.446	01/15/30	1,067,900
2,000,000	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board (Gillette Electric) Ser. 10B	6.279	06/01/25	2,220,820
265,000	Escondido California Union High School District COP (Qualified School Construction Bonds) Ser. 10 AGM	5.000	06/01/17	273,785
1,000,000	Franklin County Ohio Convention Facilities Auth. Ser. 10	6.390	12/01/30	1,124,960
1,070,000	Franklin County Ohio Convention Facilities Auth. Ser. 10	6.540	12/01/36	1,205,087
1,500,000	Las Vegas Nevada COP (City Hall Project) Ser. 09B	7.750	09/01/29	1,677,105
500,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Recovery Zone Economic Development) Ser. 09D	7.757	09/01/39	519,705
1,000,000	Medical Center Educational Building Corp. Mississippi Rev. Ser. 10	6.692	06/01/32	1,055,370
2,000,000	Miami-Dade County Florida School Board COP Ser. 10	6.935	06/15/32	2,073,080
1,000,000	New Jersey State Educational Facilities Auth. Rev. Ser. 10B	7.225	07/01/30	1,072,240
2,000,000	New York City Educational Construction Fund Rev. Ser. 10	6.000	04/01/35	2,163,700
1,000,000	Passaic County New Jersey Ser. 10	6.540	08/01/31	1,036,730
500,000	Peoria Illinois Public Building Commission (School District Facilities) Rev. Ser. 09C AGC	6.580	12/01/29	561,185
1,000,000	Prescott Arizona Municipal Property Corp. Rev. Ser. 10	6.245	07/01/29	1,060,380
3,000,000	Regional Transportation District Colorado COP Ser. 10	7.672	06/01/40	3,453,000
500,000	Salt Lake County Utah Municipal Building Auth. (Lease Rev.) Ser. 09B	5.820	12/01/29	580,460
3,000,000	San Francisco California City and County COP Ser. 09D	6.487	11/01/41	3,264,840
1,000,000	St. Charles Missouri COP Ser. 10B	5.650	02/01/30	1,022,940
2,000,000	USF Financing Corp. Florida COP Ser. 10	8.548	07/01/40	2,260,800
2,250,000	Williamsburg County South Carolina Public Facilities Corp. (Installment Purchase Rev.) Ser. 10	6.526	12/01/30	2,393,100

				46,839,522

	Miscellaneous Revenue—4.5%
500,000	Battery Park City Auth. Rev. Ser. 09A	6.375	11/01/39	542,190
500,000	Camden County New Jersey Improvement Auth. Rev. Ser. 09A	6.180	01/15/27	548,325
2,000,000	Commonwealth Financing Auth. Pennsylvania Rev. Ser. 10	5.587	06/01/30	2,127,140
1,000,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10	5.854	01/15/30	1,092,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Miscellaneous Revenue (continued)
$3,500,000	Indianapolis Indiana Local Public Improvement Bond Bank Ser. 10B-2	5.966%	01/15/30	$4,002,460
500,000	Kansas State Development Finance Auth. Rev. (Kansas State Projects) Ser. 10E-2	6.120	11/01/29	560,190
2,000,000	Kansas State Development Finance Auth. Rev. Ser. 10	5.945	03/01/30	2,236,580
7,000,000	Miami-Dade County Florida Special Obligation Ser. 10B	6.743	04/01/40	7,669,340
3,000,000	New Jersey Economic Development Auth. Rev. Ser. 10CC-1	6.425	12/15/35	3,223,980
4,220,000	New Jersey State Turnpike Auth. Rev. Ser. 09F	7.414	01/01/40	5,634,460
1,000,000	Port St. Lucie Florida Stormwater Utility Rev. Ser. 10A AGC	7.376	05/01/39	1,118,250
2,000,000	St. Cloud Florida Capital Improvement Rev. Ser. 10B AGM	5.849	09/01/30	2,094,620

				30,850,085

	Multiple Utility Revenue—0.3%
1,500,000	Colorado Springs Colorado Utilities Rev. Ser. 10	6.615	11/15/40	1,884,960

	Port, Airport & Marina Revenue—2.6%
4,190,000	Chicago Illinois O’Hare International Airport Ser. 10	6.845	01/01/38	4,471,526
7,000,000	Chicago Illinois O’Hare International Airport Ser. 10	6.395	01/01/40	8,026,970
250,000	Long Beach California Senior Airport Rev. Ser. 09C	7.765	06/01/39	264,743
5,000,000	South Jersey Port Corp. New Jersey Rev. (Marine Terminal) Ser. 09-P-3	7.365	01/01/40	5,376,300

				18,139,539

	Resource Recovery Revenue—0.6%
3,905,000	Delaware State Solid Waste Auth. System Rev. Ser. 10B	4.970	06/01/19	4,180,966

	Sales Tax Revenue—1.3%
200,000	Glendale Arizona Municipal Property Corp. (Excise Tax) Rev. Ser. 08B AGM	6.157	07/01/33	213,852
250,000	Massachusetts State School Building Auth. Dedicated Sales Tax Rev. Ser. 09B	5.715	08/15/39	282,722
2,500,000	Miami-Dade County Florida Transit Sales Surtax Rev. Ser. 10B	5.534	07/01/32	2,537,050
1,000,000	Missouri State Highway & Transportation Commission State Road Rev. Ser. 10	5.020	05/01/25	1,106,820
1,025,000	Santa Clara Valley California Transportation Auth. Sales Tax Rev. Ser. 10	5.876	04/01/32	1,145,581
3,000,000	Washoe County Nevada Sales Tax Rev. Ser. 10	7.451	02/01/40	3,592,590

				8,878,615

	Sewer Revenue—2.4%
3,000,000	East Bay California Municipal Utility District Wastewater System Rev. Ser. 10	5.026	06/01/32	3,067,740
500,000	Hollywood Florida Water & Sewer Improvement Rev. Ser. 10B	7.198	10/01/39	560,095
1,030,000	Jurupa California Community Services District COP Ser. 10B	6.347	09/01/25	1,152,621
1,070,000	Jurupa California Community Services District COP Ser. 10B	6.497	09/01/26	1,200,733
1,125,000	Jurupa California Community Services District COP Ser. 10B	6.597	09/01/27	1,260,709
1,170,000	Jurupa California Community Services District COP Ser. 10B	6.697	09/01/28	1,311,851
500,000	Knoxville Tennessee Waste Water System Rev. Ser. 10	6.300	04/01/45	553,090
200,000	Memphis Tennessee Sanitary Sewage System Rev. Ser. 09B AGC	6.300	10/01/29	221,426
1,000,000	Millbrae California Wastewater Rev. COP Ser. 09A	7.423	12/01/39	1,095,380
2,000,000	Sacramento County California Sanitation Districts Financing Auth. Rev. Ser. 10A	6.325	08/01/40	2,248,580
200,000	Sarasota Florida Water & Sewer System Rev. Ser. 10B	5.425	10/01/30	210,382
3,000,000	Timpanogos Special Service District Utah Sewer Rev. Ser. 10 AGM	6.500	06/01/30	3,311,070

				16,193,677

	Special Assessment—0.2%
1,500,000	Macomb Interceptor Drainage District Michigan Ser. 10A	5.375	05/01/35	1,526,685

	Tax Increment Revenue—0.4%
500,000	Pensacola Florida Redevelopment Rev. Ser. 09B	7.263	04/01/33	550,410
1,000,000	Temecula California Redevelopment Agency Tax Allocation Rev. (Temecula Redevelopment No. 1) Ser. 10B	7.930	08/01/30	1,054,600
1,000,000	Temecula California Redevelopment Agency Tax Allocation Rev. (Temecula Redevelopment No. 1) Ser. 10B	8.180	08/01/39	1,046,550

				2,651,560

	Transit Revenue—4.1%
1,200,000	Maryland State Transportation Auth. (Transportation Facilities Projects) Rev. Ser. 10B	5.604	07/01/30	1,338,588
2,500,000	Metropolitan Transportation Auth. New York Dedicated Tax Fund (Metro Transit Auth.) Ser. 10A-2	6.089	11/15/40	2,851,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Transit Revenue (continued)
$1,700,000	Metropolitan Transportation Auth. New York Rev. Ser. 09	5.871%	11/15/39	$1,857,726
2,380,000	Metropolitan Transportation Auth. New York Rev. Ser. 10	6.648	11/15/39	2,847,075
1,000,000	Metropolitan Transportation Auth. New York Rev. Ser. 10E	7.134	11/15/30	1,110,760
1,000,000	Metropolitan Transportation Auth. New York Rev. Ser. 10E	6.814	11/15/40	1,219,010
6,000,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	5.754	12/15/28	6,562,860
1,125,000	New Jersey State Transportation Trust Fund Auth. Ser. 10C	6.104	12/15/28	1,223,921
7,455,000	New Jersey State Transportation Trust Fund Auth. System Ser. 10B	6.561	12/15/40	8,786,612

				27,797,627

	Water Revenue—6.6%
1,500,000	Beaumont Texas Waterworks & Sewer System Ser. 10B	6.007	09/01/30	1,606,860
200,000	Davie Florida Water & Sewer Rev. Ser. 10B AGM	6.599	10/01/30	217,496
6,200,000	Florida Governmental Utility Auth. Rev. Ser. 10B	6.548	10/01/40	6,612,734
2,000,000	Fresno California Water System Rev. Ser. 10A-2	6.500	06/01/30	2,031,300
1,250,000	JEA Florida Water & Sewer System Rev. Ser. 10A	6.210	10/01/33	1,450,112
2,000,000	Jurupa California Community Services District COP (Water Bonds) Ser. 10B	7.192	09/01/40	2,226,360
125,000	Kalamazoo Michigan Water Supply System Rev. Ser. 09	6.710	09/01/34	131,864
500,000	Los Angeles California Department of Water & Power Water System Rev. Ser. 09C	5.381	07/01/24	572,010
1,000,000	Metropolitan Water District of Southern California Ser. 10	6.947	07/01/40	1,130,720
1,000,000	Moulton-Niguel California Water District COP Ser. 09	6.790	09/01/29	1,091,470
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.790	06/15/41	1,058,940
2,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.724	06/15/42	2,289,200
1,100,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	6.124	06/15/42	1,185,470
2,640,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10	5.440	06/15/43	2,909,914
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer Rev. Ser. 10DD	6.452	06/15/41	1,096,130
1,000,000	New York State Environmental Facilities Corp. (State Clean Water & Drinking) Ser. 10	5.707	06/15/30	1,153,920
2,010,000	New York State Environmental Facilities Corp. (State Clean Water & Drinking) Ser. 10	5.807	06/15/39	2,234,517
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.570	12/15/29	560,965
500,000	Passaic Valley New Jersey Water Commission Water Supply Rev. Ser. 09B	7.820	12/15/39	575,405
500,000	Riverside California Water Rev. Ser. 09B	6.349	10/01/39	547,240
3,000,000	San Francisco California City & County Public Utilities Commission Water Rev. Ser. 10DE	5.700	11/01/27	3,404,190
500,000	Sarasota County Florida Utility System Rev. Ser. 10	7.126	10/01/30	586,230
2,000,000	Seminole County Florida Water & Sewer Rev. Ser. 10B	6.443	10/01/40	2,175,060
2,000,000	South Central Connecticut Regional Water Auth. Water System Rev. Ser. 10	6.243	08/01/30	2,240,400
1,500,000	Sunrise Florida Utility System Rev. Ser. 10B	5.813	10/01/30	1,645,545
1,000,000	Tacoma Washington Water System Rev. Ser. 10B	5.371	12/01/30	1,077,040
1,275,000	Tucson Arizona Water Rev. Ser. 10	5.789	07/01/26	1,379,614
1,250,000	Upper Eagle Regional Water Auth. Colorado Rev. Ser. 10	6.518	12/01/39	1,324,412
500,000	Western Nassau County Water Auth. Water System Rev. Ser. 10	6.701	04/01/40	572,975

				45,088,093

	Total Municipal Bonds (Cost $630,559,346)			660,612,670

Number of Shares
	Money Market Fund—1.5%
9,964,025	Premier Portfolio—Institutional Class(a) (Cost $9,964,025)			9,964,025

	Total Investments (Cost $640,523,371)—98.1%			670,576,695
	Other assets less liabilities—1.9%			13,066,533

	Net Assets—100.0%			$683,643,228

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

PowerShares Build America Bond Portfolio (BAB) (continued)

October 31, 2013

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

Auth.—Authority

COP—Certificate of Participation

PSF-GTD—Permanent School Fund Guaranteed

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Schedule of Investments

PowerShares CEF Income Composite Portfolio (PCEF)

October 31, 2013

Number of Shares		Value
	Closed-End Funds—99.9%
	Bonds—43.9%
1,647,082	Aberdeen Asia-Pacific Income Fund, Inc. (United Kingdom)	$10,607,208
1,880,535	AllianceBernstein Income Fund, Inc. (France)	13,389,409
107,341	American Strategic Income Portfolio, Inc. II	881,270
88,279	Apollo Tactical Income Fund, Inc.	1,519,282
73,045	Ares Dynamic Credit Allocation Fund, Inc.	1,318,462
112,957	Babson Capital Global Short Duration High Yield Fund	2,626,250
343,819	BlackRock Build America Bond Trust	6,721,661
179,290	BlackRock Core Bond Trust	2,352,285
833,939	BlackRock Credit Allocation Income Trust	10,816,189
58,374	BlackRock Enhanced Government Fund, Inc.	856,930
235,118	BlackRock Income Opportunity Trust, Inc.	2,344,126
435,031	BlackRock Income Trust, Inc.	2,906,007
176,159	BlackRock Limited Duration Income Trust	2,966,518
245,376	BlackRock Multi-Sector Income Trust	4,181,207
216,095	Blackstone/GSO Strategic Credit Fund	3,956,699
101,721	Brookfield Mortgage Opportunity Income Fund, Inc. (Canada)	1,717,051
85,977	Brookfield Total Return Fund, Inc. (Canada)	2,099,558
141,935	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	3,268,763
59,123	Cohen & Steers Select Preferred and Income Fund, Inc.	1,427,820
392,900	DoubleLine Income Solutions Fund	8,349,125
51,647	DoubleLine Opportunistic Credit Fund	1,232,297
134,607	Duff & Phelps Utility and Corporate Bond Trust, Inc.	1,389,144
116,948	Eaton Vance Short Duration Diversified Income Fund	1,788,135
63,749	Eaton Vance Tax-Advantaged Bond and Options Strategies Fund	984,285
68,811	Federated Enhanced Treasury Income Fund	901,424
108,596	First Trust Aberdeen Global Opportunity Income Fund	1,610,479
254,492	First Trust Intermediate Duration Preferred & Income Fund	5,346,877
92,892	Flaherty & Crumrine Dynamic Preferred And Income Fund, Inc.	1,932,154
162,039	Franklin Templeton Limited Duration Income Trust	2,114,609
81,958	Guggenheim Build America Bonds Managed Duration Trust	1,694,072
77,947	Invesco Bond Fund(a)	1,406,164
639,473	Invesco Senior Income Trust(a)	3,421,181
58,139	John Hancock Income Securities Trust (Canada)	830,225
31,288	John Hancock Investors Trust (Canada)	603,858
377,806	MFS Charter Income Trust	3,404,032
200,134	MFS Government Markets Income Trust	1,144,766
725,446	MFS Intermediate Income Trust	3,830,355
546,940	MFS Multimarket Income Trust	3,604,335
48,550	Nuveen Build America Bond Opportunity Fund	932,646
161,841	Nuveen Build American Bond Term Fund	3,011,861
579,942	Nuveen Credit Strategies Income Fund	5,538,446
369,679	Nuveen Diversified Currency Opportunities Fund	3,970,352

Number of Shares		Value
	Closed-End Funds (continued)
	Bonds (continued)
137,963	Nuveen Floating Rate Income Opportunity Fund	$1,699,704
100,406	Nuveen Mortgage Opportunity Term Fund	2,431,833
138,397	Nuveen Preferred & Income Term Fund	3,116,700
670,755	Nuveen Preferred Income Opportunities Fund	6,043,503
445,205	Nuveen Quality Preferred Income Fund	3,481,503
813,859	Nuveen Quality Preferred Income Fund II	6,714,337
161,773	Nuveen Quality Preferred Income Fund III	1,292,566
128,257	PIMCO Corporate & Income Fund (Germany)	2,199,608
270,376	PIMCO Dynamic Income Fund (Germany)	8,062,612
127,789	PIMCO Strategic Global Government Fund, Inc. (Germany)	1,354,563
104,072	Pioneer Floating Rate Trust (Italy)	1,311,307
161,012	Prudential Short Duration High Yield Fund, Inc.	2,857,963
445,113	Putnam Master Intermediate Income Trust (Canada)	2,230,016
964,991	Putnam Premier Income Trust (Canada)	5,201,302
138,712	Strategic Global Income Fund, Inc. (Switzerland)	1,283,086
629,110	Templeton Global Income Fund	5,271,942
70,238	Virtus Global Multi-Sector Income Fund	1,220,034
429,009	Wells Fargo Advantage Income Opportunities Fund	3,921,142
105,602	Western Asset Global Corporate Defined Opportunity Fund, Inc.	1,909,284
53,844	Western Asset Investment Grade Defined Opportunity Trust, Inc.	1,067,727
45,110	Western Asset Variable Rate Strategic Fund, Inc.	766,419
472,079	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	5,532,766
206,259	Western Asset/Claymore Inflation-Linked Securities & Income Fund	2,407,043

		206,374,477

	Bonds/High Yield—25.3%
403,984	AllianceBernstein Global High Income Fund, Inc. (France)	6,184,995
227,419	BlackRock Corporate High Yield Fund III, Inc.	1,673,804
203,044	BlackRock Corporate High Yield Fund V, Inc.	2,501,502
216,481	BlackRock Corporate High Yield Fund VI, Inc.	2,615,090
211,980	BlackRock Corporate High Yield Fund, Inc.	1,515,657
658,390	BlackRock Debt Strategies Fund, Inc.	2,705,983
87,433	BlackRock Floating Rate Income	1,234,554
159,082	BlackRock Floating Rate Income Strategies Fund, Inc.	2,368,731
346,487	BlackRock Senior High Income Fund, Inc.	1,403,272
251,953	Credit Suisse Asset Management Income Fund, Inc. (Switzerland)	929,707
344,423	Credit Suisse High Yield Bond Fund (Switzerland)	1,088,377
255,920	Dreyfus High Yield Strategies Fund	1,072,305
134,199	Eaton Vance Floating-Rate Income Trust	2,131,080
701,987	Eaton Vance Limited Duration Income Fund	10,677,222
131,984	Eaton Vance Senior Floating-Rate Trust	2,085,347
216,828	First Trust High Income Long/Short Fund	3,820,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

PowerShares CEF Income Composite Portfolio (PCEF) (continued)

October 31, 2013

Number of Shares		Value
	Closed-End Funds (continued)
	Bonds/High Yield (continued)
94,043	First Trust Senior Floating Rate Income Fund II	$1,368,326
172,356	Flaherty & Crumrine Preferred Securities Income Fund, Inc.	3,147,220
152,965	Global High Income Fund, Inc. (Switzerland)	1,604,603
529,001	ING Prime Rate Trust (Netherlands)	3,263,936
81,569	Ivy High Income Opportunities Fund	1,478,030
105,989	John Hancock Preferred Income Fund (Canada)	2,023,330
86,042	John Hancock Preferred Income Fund II (Canada)	1,636,519
129,545	John Hancock Preferred Income Fund III (Canada)	2,164,697
345,613	John Hancock Premium Dividend Fund (Canada)	4,323,619
425,695	Managed High Yield Plus Fund, Inc. (Switzerland)	872,675
179,432	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,810,469
118,467	Neuberger Berman High Yield Strategies Fund, Inc.	1,605,228
140,557	New America High Income Fund, Inc. (The)	1,367,620
447,527	NexPoint Credit Strategies Fund	3,692,098
234,278	Nuveen Floating Rate Income Fund	2,844,135
30,283	Nuveen Mortgage Opportunity Term Fund 2	731,032
165,405	Nuveen Senior Income Fund	1,185,954
229,061	PIMCO Corporate & Income Opportunity Fund (Germany)	4,269,697
87,370	PIMCO Income Strategy Fund (Germany)	1,040,577
208,191	PIMCO Income Strategy Fund II (Germany)	2,183,924
244,119	Prudential Global Short Duration High Yield Fund, Inc.	4,262,318
223,546	Templeton Emerging Markets Income Fund	3,297,303
293,410	Wells Fargo Advantage Multi-Sector Income Fund	4,245,643
208,495	Western Asset Emerging Markets Debt Fund, Inc.	3,713,296
197,031	Western Asset Emerging Markets Income Fund, Inc.	2,470,769
187,497	Western Asset Global High Income Fund, Inc.	2,349,337
341,910	Western Asset High Income Fund II, Inc.	3,231,049
456,013	Western Asset High Income Opportunity Fund, Inc.	2,754,318
137,250	Western Asset High Yield Defined Opportunity Fund, Inc.	2,447,167
284,557	Western Asset Managed High Income Fund, Inc.	1,639,048
50,422	Western Asset Premier Bond Fund	762,381
90,954	Western Asset Worldwide Income Fund, Inc.	1,160,573

		118,955,026

	Domestic Equity—2.7%
141,756	Cohen & Steers Global Income Builder, Inc.	1,564,986
859,691	DNP Select Income Fund, Inc.	8,339,003
71,689	GAMCO Natural Resources Gold & Income Trust	810,086

Number of Shares		Value
	Closed-End Funds (continued)
	Domestic Equity (continued)
97,574	John Hancock Hedged Equity & Income Fund (Canada)	$1,703,642

		12,417,717

	Option Income—28.0%
446,114	AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (Germany)	7,887,295
305,411	BlackRock Enhanced Capital and Income Fund, Inc.	4,129,157
205,417	BlackRock Energy and Resources Trust	5,509,284
1,246,386	BlackRock Enhanced Equity Dividend Trust	9,622,100
483,465	BlackRock Global Opportunities Equity Trust	7,126,274
31,009	BlackRock Health Sciences Trust	1,040,662
758,558	BlackRock International Growth and Income Trust	6,174,662
349,235	BlackRock Real Asset Equity Trust	3,185,023
91,883	Columbia Seligman Premium Technology Growth Fund, Inc.	1,346,086
134,551	Dow 30 Enhanced Premium & Income Fund, Inc.	1,692,652
57,523	Dow 30 Premium & Dividend Income Fund, Inc.	872,624
261,749	Eaton Vance Enhanced Equity Income Fund	3,287,567
292,970	Eaton Vance Enhanced Equity Income Fund II	3,606,461
476,386	Eaton Vance Risk-Managed Diversified Equity Income Fund	5,330,759
119,506	Eaton Vance Tax-Managed Buy-Write Income Fund	1,756,738
379,867	Eaton Vance Tax-Managed Buy-Write Opportunities Fund	5,078,822
932,405	Eaton Vance Tax-Managed Diversified Equity Income Fund	9,995,382
652,963	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	7,678,845
1,861,464	Eaton Vance Tax-Managed Global Diversified Equity Income Fund	18,391,264
137,879	First Trust Enhanced Equity Income Fund	1,799,321
93,562	Guggenheim Enhanced Equity Income Fund	845,800
60,451	ING Asia Pacific High Dividend Equity Income Fund (Netherlands)	800,976
91,920	ING Global Advantage and Premium Opportunity Fund (Netherlands)	1,090,171
484,138	ING Global Equity Dividend & Premium Opportunity Fund (Netherlands)	4,429,863
99,704	ING Infrastructure Industrials and Materials Fund (Netherlands)	1,705,935
143,148	ING Risk Managed Natural Resources Fund (Netherlands)	1,451,521
134,394	Madison Covered Call & Equity Strategy Fund	1,107,407
76,479	NASDAQ Premium Income & Growth Fund, Inc.	1,324,616
157,643	Nuveen Equity Premium Advantage Fund	1,957,926
98,488	Nuveen Equity Premium and Growth Fund	1,390,651
236,316	Nuveen Equity Premium Income Fund	2,942,134
407,800	Nuveen Equity Premium Opportunity Fund	5,024,096

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares CEF Income Composite Portfolio (PCEF) (continued)

October 31, 2013

Number of Shares		Value
	Closed-End Funds (continued)
	Option Income (continued)
133,269	Nuveen Global Value Opportunities Fund	$1,808,460

		131,390,534

	Total Closed-End Funds (Cost $463,710,966)	469,137,754

	Money Market Fund—0.0%
70,928	Premier Portfolio—Institutional Class(b) (Cost $70,928)	70,928

	Total Investments (Cost $463,781,894)—99.9%	469,208,682
	Other assets less liabilities—0.1%	580,029

	Net Assets—100.0%	$469,788,711

Notes to Schedule of Investments:

(a)	Affiliated company. The Fund’s Adviser and the Adviser for Invesco Bond Fund and Invesco Senior Income Trust are wholly-owned subsidiaries of Invesco Ltd. and therefore are considered to be affiliated. See Note 4.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Schedule of Investments

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

October 31, 2013

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds—95.9%
		Australia—0.8%
CNH	5,000,000	Australia & New Zealand Banking Group Ltd., Series E, MTN	2.900%	08/14/15	$826,871

		Brazil—0.7%
CNH	5,000,000	Banco BTG Pactual SA, Series G, MTN	4.100	03/26/16	810,666

		British Virgin Islands—3.4%
CNH	5,000,000	Fantasia Holdings Group Co. Ltd.	7.875	05/27/16	816,461
CNH	10,000,000	Russian Standard Bank Via Russian Standard Finance SA	8.000	02/14/15	1,663,009
CNH	7,000,000	Zhongsheng Group Holdings Ltd.	4.750	04/21/14	1,148,199

					3,627,669

		China—55.9%
CNH	5,000,000	21Vianet Group, Inc.	7.875	03/22/16	847,178
CNH	15,000,000	Agricultural Bank of China Ltd.	3.200	11/28/15	2,477,165
CNH	5,000,000	Agricultural Development Bank of China	2.980	06/22/14	822,164
CNH	3,000,000	Agricultural Development Bank of China	3.200	06/22/15	493,484
CNH	4,000,000	AVIC International Finance & Investment Ltd.	4.800	07/09/15	670,185
CNH	4,000,000	Bank of China Ltd.	3.100	07/23/15	658,907
CNH	8,000,000	Beijing Enterprises Water Group Ltd.	3.750	06/30/14	1,316,694
CNH	5,000,000	Big Will Investments Ltd.	7.000	04/29/14	833,715
CNH	10,000,000	Bitronic Ltd.	4.000	12/12/15	1,647,938
CNH	1,000,000	BYD HK Co. Ltd.	4.500	04/28/14	164,429
CNH	13,000,000	CCBL Funding PLC	3.200	11/29/15	2,140,779
CNH	15,000,000	Central Plaza Development Ltd.	7.600	11/29/15	2,594,426
CNH	10,000,000	China Datang Corp., Series E, MTN	3.600	04/25/16	1,639,856
CNH	2,000,000	China Datang Overseas Hong Kong Co. Ltd.	4.500	06/15/15	332,646
CNH	1,000,000	China Development Bank Corp.	2.950	08/02/15	164,256
CNH	6,000,000	China Development Bank Corp.	4.200	01/19/27	978,652
CNH	8,000,000	China General Nuclear Power Holding Corp.	3.750	11/01/15	1,322,988
CNH	1,000,000	China Government Bond	0.600	08/18/14	161,806
CNH	6,000,000	China Government Bond	1.800	12/01/15	968,908
CNH	13,500,000	China Government Bond	1.400	08/18/16	2,135,378
CNH	8,000,000	China Government Bond	2.560	06/29/17	1,299,891
CNH	5,000,000	China Government Bond	1.940	08/18/18	783,292
CNH	20,000,000	China Government Bond	3.090	06/29/20	3,253,971
CNH	16,000,000	China Government Bond	2.480	12/01/20	2,500,933
CNH	10,000,000	China Government Bond	2.360	08/18/21	1,543,915
CNH	19,000,000	China Government Bond	3.100	06/29/22	3,054,903
CNH	9,000,000	China Government Bond	3.160	06/27/23	1,448,486
CNH	12,500,000	China Government Bond	3.480	06/29/27	1,935,014
CNH	10,000,000	China Minmetals Corp.	3.650	03/28/16	1,638,563
CNH	6,000,000	China Resources Power Holdings Co. Ltd.	3.750	11/12/15	992,641
CNH	1,000,000	China Shanshui Cement Group Ltd.	6.500	07/22/14	166,420
CNH	1,000,000	Eastern Air Overseas Hong Kong Corp. Ltd.	4.000	08/08/14	164,650
CNH	5,000,000	Eastern Air Overseas Hong Kong Corp. Ltd.	3.875	06/05/16	820,847
CNH	1,000,000	Export-Import Bank of China (The)	2.700	04/07/14	164,368
CNH	7,000,000	Export-Import Bank of China (The)	2.900	04/05/15	1,149,233
CNH	6,000,000	Export-Import Bank of China (The)	3.350	06/18/17	987,605
CNH	1,000,000	Far East Horizon Ltd.	3.900	06/03/14	164,256
CNH	2,000,000	Future Land Development Holdings Ltd.	9.750	04/25/16	329,987
CNH	5,000,000	Gemdale Asia Holding Ltd.	5.625	03/21/18	795,846
CNH	2,000,000	Gemdale International Holding Ltd.	9.150	07/26/15	349,331
CNH	5,000,000	Greentown China Holdings Ltd.	5.625	05/13/16	823,623
CNH	10,500,000	Hainan Airlines Hong Kong Co. Ltd.	6.000	09/16/14	1,741,828
CNH	1,000,000	Industrial & Commercial Bank of China Asia Ltd., Series E, MTN	6.000	11/04/21	173,142
CNH	6,000,000	Industrial & Commercial Bank of China Ltd.	3.000	08/14/15	983,381
CNH	7,100,000	Intime Retail Group Co. Ltd.	4.650	07/21/14	1,170,127
CNH	1,000,000	Rainbow Days Ltd.	2.000	06/30/14	163,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

October 31, 2013

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		China (continued)
CNH	9,800,000	Rainbow Days Ltd.	3.000%	06/30/16	$1,582,205
CNH	4,000,000	Right Century Ltd.	1.850	06/03/14	652,179
CNH	1,000,000	Shanghai Baosteel Group Corp.	3.500	12/01/14	164,951
CNH	5,500,000	Shanghai Baosteel Group Corp.	4.150	03/01/17	921,486
CNH	9,000,000	Sinotruk Hong Kong Ltd.	4.500	08/01/14	1,484,738
CNH	5,000,000	Value Success International Ltd.	2.075	06/09/14	817,392
CNH	10,000,000	Value Success International Ltd.	4.750	11/04/18	1,666,064
CNH	10,000,000	Victor Soar Ltd.	5.750	11/10/14	1,666,710

					59,926,559

		France—5.8%
CNH	11,000,000	Air Liquide Finance SA	3.000	09/19/16	1,814,350
CNH	4,000,000	Lafarge Shui On Cement Ltd.	9.000	11/14/14	690,455
CNH	12,000,000	Renault SA, Series E, MTN	5.625	10/10/14	2,010,150
CNH	10,000,000	Total Capital SA, Series E, MTN	3.750	09/24/18	1,673,772

					6,188,727

		Germany—1.2%
CNH	2,000,000	KFW	2.000	05/21/14	328,364
CNH	1,000,000	Volkswagen International Finance NV, Series E, MTN	2.150	05/23/16	160,412
CNH	5,000,000	Volkswagen International Finance NV, Series E, MTN	3.750	11/30/17	834,253

					1,323,029

		Hong Kong—8.5%
CNH	5,000,000	Asia Standard International Group Ltd.	6.500	04/17/18	808,191
CNH	3,000,000	Bank of East Asia China Ltd.	3.650	05/11/15	498,226
CNH	10,000,000	Far East Consortium International Ltd.	5.875	03/04/16	1,647,599
CNH	2,000,000	Genting Hong Kong Ltd.	3.950	06/30/14	327,777
CNH	10,000,000	HKCG Finance Ltd., Series E, MTN	1.400	04/11/16	1,579,073
CNH	5,000,000	I.T. Ltd.	6.250	05/15/18	697,364
CNH	1,000,000	Lai Fung Holdings Ltd.	6.875	04/25/18	159,960
CNH	10,000,000	New World China Land Ltd.	8.500	04/11/15	1,745,815
CNH	3,000,000	New World China Land Ltd.	5.500	02/06/18	504,816
CNH	5,000,000	Noble Group Ltd., Series E, MTN	4.000	01/30/16	824,780
CNH	1,000,000	Silvery Castle Ltd.	2.750	07/14/14	163,650
CNH	1,000,000	Singamas Container Holdings Ltd.	4.750	04/14/14	164,371

					9,121,622

		India—1.1%
CNH	7,000,000	ICICI Bank Ltd.	4.900	09/21/15	1,176,130

		Malaysia—1.4%
CNH	9,000,000	Axiata Spv2 BHD, Series E, MTN	3.750	09/18/14	1,483,456

		Mexico—1.5%
CNH	10,000,000	America Movil SAB de CV	3.500	02/08/15	1,653,354

		Netherlands—0.3%
CNH	2,000,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank Ba	3.250	09/20/15	331,124

		Russia—2.3%
CNH	5,000,000	Russian Agricultural Bank OJSC Via RSHB Capital SA, MTN	3.600	02/04/16	820,083
CNH	10,000,000	VTB Bank OJSC Via Vtb Capital SA	4.500	10/30/15	1,673,951

					2,494,034

		Singapore—2.4%
CNH	10,500,000	Global Logistic Properties Ltd.	3.375	05/11/16	1,723,063
CNH	5,000,000	Yanlord Land HK Co. Ltd.	5.375	05/23/16	817,496

					2,540,559

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM) (continued)

October 31, 2013

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		South Korea—0.8%
CNH	2,000,000	Export-Import Bank of Korea, Series E, MTN	3.250%	07/27/15	$330,686
CNH	3,000,000	Korea Development Bank (The)	3.300	06/21/15	497,091

					827,777

		Supranational—1.5%
CNH	10,000,000	Asian Development Bank, Series E, MTN	2.850	10/21/20	1,591,751

		Sweden—1.1%
CNH	7,000,000	Volvo Treasury AB, Series E, MTN	3.800	11/22/15	1,157,902

		United Arab Emirates—2.1%
CNH	13,700,000	Emirates NBD PJSC, Series E, MTN	4.875	03/12/15	2,303,248

		United Kingdom—2.5%
CNH	6,000,000	BP Capital Markets PLC, Series E, MTN	3.950	10/08/18	1,005,033
CNH	5,000,000	HSBC Bank PLC, Series E, MTN	2.875	04/30/15	826,126
CNH	5,000,000	Standard Chartered PLC	2.625	05/31/16	814,888

					2,646,047

		United States—2.6%
CNH	8,000,000	Caterpillar Financial Services Corp., MTN	3.350	11/26/14	1,321,641
CNH	9,000,000	Ford Motor Co.	4.875	03/26/15	1,512,574

					2,834,215

		Total Corporate Bonds (Cost $101,675,159)			102,864,740

	Number of Shares
		Money Market Fund—4.6%
	4,901,844	Premier Portfolio—Institutional Class(b) (Cost $4,901,844)			4,901,844

		Total Investments (Cost $106,577,003)—100.5%			107,766,584
		Other assets less liabilities—(0.5)%			(553,461)

		Net Assets—100.0%			$107,213,123

Investment Abbreviations:

CNH—Chinese Yuan

MTN—Medium-Term Notes

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Schedule of Investments

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations—98.2%
	Brazil—4.0%
$20,795,000	Republic of Brazil	8.250%	01/20/34	$27,865,300
22,305,000	Republic of Brazil	7.125	01/20/37	26,877,525
25,962,000	Republic of Brazil	5.625	01/07/41	26,611,050

				81,353,875

	Colombia—4.1%
21,040,000	Republic of Colombia	8.125	05/21/24	27,983,200
20,767,000	Republic of Colombia	7.375	09/18/37	26,945,182
24,898,000	Republic of Colombia	6.125	01/18/41	28,383,720

				83,312,102

	Croatia—4.5%
27,814,000	Republic of Croatia	6.750	11/05/19	30,456,330
28,550,000	Republic of Croatia	6.625	07/14/20	30,976,750
27,827,000	Republic of Croatia	6.375	03/24/21	29,670,539

				91,103,619

	El Salvador—4.1%
23,633,000	Republic of El Salvador	8.250	04/10/32	27,177,950
25,793,000	Republic of El Salvador	7.650	06/15/35	27,405,062
26,479,000	Republic of El Salvador	7.625	02/01/41	27,869,148

				82,452,160

	Hungary—4.7%
29,066,000	Republic of Hungary	6.250	01/29/20	31,740,072
28,668,000	Republic of Hungary	6.375	03/29/21	31,283,955
27,064,000	Republic of Hungary	7.625	03/29/41	30,616,150

				93,640,177

	Indonesia—4.1%
20,213,000	Republic of Indonesia	8.500	10/12/35	26,327,432
25,657,000	Republic of Indonesia	6.625	02/17/37	28,158,558
22,053,000	Republic of Indonesia	7.750	01/17/38	26,987,359

				81,473,349

	Latvia—4.6%
28,390,000	Republic of Latvia	5.250	02/22/17	31,058,660
32,483,000	Republic of Latvia	2.750	01/12/20	31,224,284
27,103,000	Republic of Latvia	5.250	06/16/21	29,576,149

				91,859,093

	Lithuania—4.5%
24,660,000	Republic of Lithuania	7.375	02/11/20	30,085,200
26,027,000	Republic of Lithuania	6.125	03/09/21	29,963,584
25,347,000	Republic of Lithuania	6.625	02/01/22	30,194,614

				90,243,398

	Mexico—4.2%
24,925,000	United Mexican States, MTN	6.050	01/11/40	28,352,188
20,942,000	United Mexican States, Series A, MTN	7.500	04/08/33	27,748,150
23,303,000	United Mexican States, Series A, MTN	6.750	09/27/34	28,662,690

				84,763,028

	Panama—4.1%
22,920,000	Republic of Panama	7.125	01/29/26	28,650,000
19,834,000	Republic of Panama	8.875	09/30/27	27,643,637
22,801,000	Republic of Panama	6.700	01/26/36	27,076,188

				83,369,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Peru—4.1%
$22,043,000	Republic of Peru	7.350%	07/21/25	$28,523,642
18,802,000	Republic of Peru	8.750	11/21/33	27,507,326
25,292,000	Republic of Peru	5.625	11/18/50	26,708,352

				82,739,320

	Philippines—4.3%
19,300,000	Republic of Philippines	9.500	02/02/30	29,649,625
21,134,000	Republic of Philippines	7.750	01/14/31	28,504,482
23,418,000	Republic of Philippines	6.375	10/23/34	28,511,415

				86,665,522

	Poland—4.5%
26,674,000	Republic of Poland	5.125	04/21/21	29,508,113
27,727,000	Republic of Poland	5.000	03/23/22	30,395,724
32,019,000	Republic of Poland	3.000	03/17/23	29,953,774

				89,857,611

	Qatar—4.2%
18,077,000	State of Qatar	9.750	06/15/30	28,290,505
23,687,000	State of Qatar	6.400	01/20/40	27,891,442
25,779,000	State of Qatar	5.750	01/20/42	28,228,005

				84,409,952

	Romania—4.6%
40,271,000	Romania, MTN	6.750	02/07/22	46,664,021
47,112,000	Romania, MTN	4.375	08/22/23	46,346,430

				93,010,451

	Russia—4.3%
27,000,000	Russian Foreign Bond—Eurobond	5.000	04/29/20	29,511,000
28,200,000	Russian Foreign Bond—Eurobond	4.500	04/04/22	29,363,250
26,400,000	Russian Foreign Bond—Eurobond	5.625	04/04/42	27,522,000

				86,396,250

	South Africa—4.3%
26,904,000	Republic of South Africa	5.500	03/09/20	29,325,360
26,232,000	Republic of South Africa	5.875	05/30/22	28,855,200
25,607,000	Republic of South Africa	6.250	03/08/41	27,335,473

				85,516,033

	South Korea—4.5%
40,918,000	Republic of Korea	5.125	12/07/16	45,418,857
35,402,000	Republic of Korea	7.125	04/16/19	44,186,369

				89,605,226

	Sri Lanka—4.3%
27,579,000	Republic of Sri Lanka	6.250	10/04/20	28,234,001
28,785,000	Republic of Sri Lanka	6.250	07/27/21	29,216,775
29,195,000	Republic of Sri Lanka	5.875	07/25/22	28,647,594

				86,098,370

	Turkey—4.1%
22,497,000	Republic of Turkey	8.000	02/14/34	27,876,033
24,272,000	Republic of Turkey	6.875	03/17/36	26,911,580
23,425,000	Republic of Turkey	7.250	03/05/38	26,997,312

				81,784,925

	Ukraine—4.0%
30,678,000	Ukraine Government	6.580	11/21/16	27,610,200
30,320,000	Ukraine Government	6.750	11/14/17	27,288,000
28,594,000	Ukraine Government	7.750	09/23/20	26,020,540

				80,918,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Sovereign Debt Obligations (continued)
	Uruguay—4.2%
$21,731,000	Republic of Uruguay	8.000%	11/18/22	$28,087,318
21,497,000	Republic of Uruguay, PIK	7.875	01/15/33	28,236,309
21,149,000	Republic of Uruguay	7.625	03/21/36	27,229,337

				83,552,964

	Venezuela—3.9%
26,469,000	Republic of Venezuela	13.625	08/15/18	28,388,002
30,485,000	Republic of Venezuela	9.000	05/07/23	24,921,488
26,376,000	Republic of Venezuela	11.750	10/21/26	24,529,680

				77,839,170

	Total Sovereign Debt Obligations (Cost $2,095,797,954)			1,971,965,160

Number of Shares
	Money Market Fund—0.5%
10,160,660	Premier Portfolio—Institutional Class(a) (Cost $10,160,660)			10,160,660

	Total Investments (Cost $2,105,958,614)—98.7%			1,982,125,820
	Other assets less liabilities—1.3%			26,149,859

	Net Assets—100.0%			$2,008,275,679

Investment Abbreviations:

MTN—Medium-Term Notes

PIK—Payment-In-Kind Bonds

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Schedule of Investments

PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)

October 31, 2013

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Sovereign Debt Obligations—98.1%
		Brazil—8.9%
BRL	500,000	Brazil Notas do Tesouro Nacional, Series NTNF	10.000%	01/01/17	$217,059
BRL	450,000	Brazil Notas do Tesouro Nacional, Series NTNF	10.000	01/01/23	184,830

					401,889

		Chile—4.6%
CLP	20,000,000	Bono Tesoreria Pesos, Series 7YR	6.000	01/01/18	41,038
CLP	80,000,000	Chile Government International Bond	6.000	01/01/20	166,092

					207,130

		China—3.6%
CNH	1,000,000	China Government Bond	2.560	06/29/17	162,486

		Colombia—4.2%
COP	150,000,000	Colombian TES, Series B	7.250	06/15/16	83,576
COP	200,000,000	Colombian TES, Series B	7.000	05/04/22	108,138

					191,714

		Czech Republic—4.7%
CZK	1,500,000	Czech Republic Government Bond, Series 51	4.000	04/11/17	87,998
CZK	2,100,000	Czech Republic Government Bond, Series 61	3.850	09/29/21	125,705

					213,703

		Hungary—5.0%
HUF	45,000,000	Hungary Government Bond, Series 17/A	6.750	11/24/17	225,194

		Indonesia—6.9%
IDR	1,000,000,000	Indonesia Treasury Bond, Series FR40	11.000	09/15/25	110,446
IDR	1,000,000,000	Indonesia Treasury Bond, Series FR58	8.250	06/15/32	90,196
IDR	1,300,000,000	Indonesia Treasury Bond, Series FR61	7.000	05/15/22	112,104

					312,746

		Israel—4.2%
ILS	400,000	Israel Government Bond, Series 0122	5.500	01/31/22	131,056
ILS	200,000	Israel Government Bond, Series 0816	4.250	08/31/16	61,251

					192,307

		Malaysia—4.6%
MYR	150,000	Malaysia Government Bond, Series 0311	4.392	04/15/26	49,529
MYR	500,000	Malaysia Government Bond, Series 0512	3.314	10/31/17	158,281

					207,810

		Mexico—7.8%
MXN	2,000,000	Mexican Bonos, Series M	5.000	06/15/17	155,746
MXN	2,200,000	Mexican Bonos, Series M 20	8.500	05/31/29	196,657

					352,403

		Peru—4.0%
PEN	200,000	Peru Government Bond	7.840	08/12/20	84,058
PEN	250,000	Peru Government Bond	6.900	08/12/37	96,719

					180,777

		Philippines—4.7%
PHP	4,000,000	Philippine Government Bond, Series 2017	8.000	07/19/31	135,407
PHP	3,000,000	Philippine Government Bond, Series 7-51	5.000	08/18/18	76,526

					211,933

		Poland—4.7%
PLN	300,000	Poland Government Bond, Series 0922	5.750	09/23/22	109,232
PLN	300,000	Poland Government Bond, Series 1016	4.750	10/25/16	102,184

					211,416

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM) (continued)

October 31, 2013

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Sovereign Debt Obligations (continued)
		Russia—11.4%
RUB	9,000,000	Russian Federal Bond—OFZ, Series 5080	7.400%	04/19/17	$289,706
RUB	7,000,000	Russian Federal Bond—OFZ, Series 6209	7.600	07/20/22	226,200

					515,906

		South Africa—4.3%
ZAR	1,200,000	South Africa Government Bond, Series R186	10.500	12/21/26	144,156
ZAR	500,000	South Africa Government Bond, Series R203	8.250	09/15/17	52,853

					197,009

		South Korea—6.7%
KRW	300,000,000	Korea Treasury Bond, Series 2106	4.250	06/10/21	301,289

		Thailand—4.1%
THB	3,000,000	Thailand Government Bond	3.250	06/16/17	96,772
THB	3,000,000	Thailand Government Bond	3.580	12/17/27	90,925

					187,697

		Turkey—3.7%
TRY	300,000	Turkey Government Bond	10.500	01/15/20	165,792

		Total Investments (Cost $4,926,721)—98.1%			4,439,201
		Other assets less liabilities—1.9%			84,311

		Net Assets—100.0%			$4,523,512

Investment Abbreviations:

BRL—Brazilian Real

CLP—Chilean Peso

COP—Colombian Peso

CNH—Chinese Yuan

CZK—Czech Koruna

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

THB—Thai Baht

TRY—Turkish Lira

ZAR—South African Rand

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Schedule of Investments

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.7%
	Advertising—1.0%
$1,543,000	Interpublic Group of Cos., Inc. (The)	6.250%	11/15/14	$1,618,221
1,700,000	Interpublic Group of Cos., Inc. (The)	3.750	02/15/23	1,617,941
1,341,000	Lamar Media Corp.	9.750	04/01/14	1,391,288
1,280,000	Lamar Media Corp.	5.875	02/01/22	1,328,000

				5,955,450

	Aerospace/Defense—1.1%
2,500,000	Alliant Techsystems, Inc.	6.875	09/15/20	2,681,250
2,200,000	B/E Aerospace, Inc.	5.250	04/01/22	2,271,500
985,000	Triumph Group, Inc.	8.625	07/15/18	1,073,650
1,000,000	Triumph Group, Inc.	4.875	04/01/21	972,500

				6,998,900

	Apparel—1.2%
2,500,000	Hanesbrands, Inc.	6.375	12/15/20	2,725,000
2,000,000	Jones Group, Inc.	6.875	03/15/19	2,095,000
1,000,000	William Carter Co. (The)(a)	5.250	08/15/21	1,020,000
1,410,000	Wolverine World Wide, Inc.	6.125	10/15/20	1,508,700

				7,348,700

	Auto Parts & Equipment—2.2%
1,500,000	American Axle & Manufacturing, Inc.	6.625	10/15/22	1,590,000
3,100,000	Dana Holding Corp.	6.500	02/15/19	3,332,500
4,940,000	Goodyear Tire & Rubber Co. (The)	8.250	08/15/20	5,606,900
2,680,000	Tenneco, Inc.	6.875	12/15/20	2,948,000

				13,477,400

	Banks—2.3%
3,950,000	CIT Group, Inc.	5.000	05/15/17	4,266,000
5,401,000	Regions Bank	7.500	05/15/18	6,439,288
3,637,000	Synovus Financial Corp.	5.125	06/15/17	3,727,925

				14,433,213

	Beverages—0.5%
1,400,000	Constellation Brands, Inc.	7.250	05/15/17	1,636,250
1,600,000	Constellation Brands, Inc.	4.250	05/01/23	1,538,000

				3,174,250

	Biotechnology—0.3%
1,975,000	Bio-Rad Laboratories, Inc.	4.875	12/15/20	2,060,683

	Building Materials—2.2%
1,353,000	Griffon Corp.	7.125	04/01/18	1,452,784
1,100,000	Headwaters, Inc.	7.625	04/01/19	1,177,000
1,955,000	Masco Corp.	6.125	10/03/16	2,189,600
1,800,000	Masco Corp.	7.125	03/15/20	2,061,000
3,000,000	Owens Corning	4.200	12/15/22	2,984,550
1,495,000	Vulcan Materials Co.	6.500	12/01/16	1,663,187
1,600,000	Vulcan Materials Co.	7.500	06/15/21	1,806,000

				13,334,121

	Chemicals—3.1%
2,750,000	Ashland, Inc.	3.875	04/15/18	2,777,500
1,400,000	Celanese US Holdings LLC	6.625	10/15/18	1,517,250
1,600,000	Celanese US Holdings LLC	4.625	11/15/22	1,578,000
2,210,000	Chemtura Corp.	5.750	07/15/21	2,248,675
3,900,000	Huntsman International LLC	4.875	11/15/20	3,900,000
1,400,000	Kraton Polymers LLC	6.750	03/01/19	1,466,500
1,700,000	NewMarket Corp.	4.100	12/15/22	1,649,774

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Chemicals (continued)
$1,500,000	PolyOne Corp.	5.250%	03/15/23	$1,498,125
2,700,000	Rockwood Specialties Group, Inc.	4.625	10/15/20	2,787,750

				19,423,574

	Coal—1.8%
1,600,000	Alpha Natural Resources, Inc.	9.750	04/15/18	1,656,000
1,800,000	Alpha Natural Resources, Inc.	6.000	06/01/19	1,557,000
1,800,000	CONSOL Energy, Inc.	8.000	04/01/17	1,914,750
1,600,000	CONSOL Energy, Inc.	8.250	04/01/20	1,758,000
1,800,000	Peabody Energy Corp.	7.375	11/01/16	2,034,000
2,100,000	Peabody Energy Corp.	6.250	11/15/21	2,178,750

				11,098,500

	Commercial Services—6.5%
2,000,000	ADT Corp. (The)	2.250	07/15/17	1,941,322
2,300,000	ADT Corp. (The)	3.500	07/15/22	2,020,557
4,400,000	Avis Budget Car Rental LLC	8.250	01/15/19	4,818,000
3,600,000	CoreLogic, Inc.	7.250	06/01/21	3,888,000
2,000,000	FTI Consulting, Inc.	6.750	10/01/20	2,150,000
1,150,000	H&E Equipment Services, Inc.	7.000	09/01/22	1,259,250
5,012,000	Hertz Corp. (The)	6.750	04/15/19	5,431,755
3,000,000	Iron Mountain, Inc.	6.000	08/15/23	3,067,500
2,400,000	Lender Processing Services, Inc.	5.750	04/15/23	2,514,000
3,800,000	PHH Corp.	6.375	08/15/21	3,781,000
2,047,000	R.R. Donnelley & Sons Co.	7.250	05/15/18	2,318,228
2,050,000	R.R. Donnelley & Sons Co.	7.875	03/15/21	2,296,000
2,655,000	United Rentals North America, Inc.	7.625	04/15/22	2,986,875
1,765,000	Verisk Analytics, Inc.	5.800	05/01/21	1,960,604

				40,433,091

	Computers—0.9%
4,000,000	Dell, Inc.	5.650	04/15/18	4,062,924
1,800,000	Dell, Inc.	4.625	04/01/21	1,623,809

				5,686,733

	Diversified Financial Services—7.8%
1,100,000	Aircastle Ltd.	6.750	04/15/17	1,212,750
1,100,000	Aircastle Ltd.	6.250	12/01/19	1,177,000
2,700,000	Discover Financial Services	6.450	06/12/17	3,083,611
2,723,000	Discover Financial Services	5.200	04/27/22	2,895,880
2,200,000	E*TRADE Financial Corp.	6.750	06/01/16	2,384,250
2,127,000	E*TRADE Financial Corp.	6.375	11/15/19	2,286,525
9,000,000	General Motors Financial Co., Inc.(a)	4.750	08/15/17	9,562,500
2,370,000	General Motors Financial Co., Inc.	6.750	06/01/18	2,695,875
6,122,000	International Lease Finance Corp.(b)	8.750	03/15/17	7,223,960
5,800,000	International Lease Finance Corp.	8.250	12/15/20	6,865,750
1,242,000	National Money Mart Co.	10.375	12/15/16	1,297,890
3,400,000	SLM Corp., MTN	6.250	01/25/16	3,714,500
3,308,000	SLM Corp., MTN	8.000	03/25/20	3,791,795

				48,192,286

	Electric—3.3%
3,028,000	AES Corp. (The)	8.000	10/15/17	3,580,610
3,100,000	AES Corp. (The)	7.375	07/01/21	3,526,250
4,100,000	FirstEnergy Corp., Series A	2.750	03/15/18	4,022,748
3,900,000	FirstEnergy Corp., Series B	4.250	03/15/23	3,644,885
2,500,000	NRG Energy, Inc.	7.625	01/15/18	2,850,000
2,450,000	NRG Energy, Inc.	8.250	09/01/20	2,744,000

				20,368,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electrical Components & Equipment—0.3%
$2,070,000	Anixter, Inc.	5.625%	05/01/19	$2,183,850

	Electronics—0.6%
3,550,000	Jabil Circuit, Inc.	5.625	12/15/20	3,745,250

	Engineering & Construction—0.3%
1,700,000	MasTec, Inc.	4.875	03/15/23	1,625,625

	Entertainment—1.4%
2,800,000	Cinemark USA, Inc.	5.125	12/15/22	2,751,000
1,125,000	National CineMedia LLC	6.000	04/15/22	1,175,625
2,800,000	Pinnacle Entertainment, Inc.	7.500	04/15/21	3,087,000
1,507,000	Vail Resorts, Inc.	6.500	05/01/19	1,608,722

				8,622,347

	Environmental Control—0.4%
2,475,000	Covanta Holding Corp.	7.250	12/01/20	2,689,743

	Food—2.3%
1,500,000	B&G Foods, Inc.	4.625	06/01/21	1,468,125
2,200,000	Dean Foods Co.	7.000	06/01/16	2,458,500
2,100,000	Dean Foods Co.	9.750	12/15/18	2,391,375
1,750,000	Post Holdings, Inc.	7.375	02/15/22	1,874,687
1,755,000	Smithfield Foods, Inc. (Hong Kong)	7.750	07/01/17	2,048,963
1,900,000	Smithfield Foods, Inc. (Hong Kong)	6.625	08/15/22	2,009,250
1,750,000	TreeHouse Foods, Inc.	7.750	03/01/18	1,855,000

				14,105,900

	Forest Products & Paper—0.4%
960,000	Cascades, Inc. (Canada)	7.750	12/15/17	1,004,400
1,583,000	Clearwater Paper Corp.	7.125	11/01/18	1,709,640

				2,714,040

	Healthcare—Products—1.3%
2,000,000	Alere, Inc.	7.250	07/01/18	2,205,000
2,500,000	Hologic, Inc.	6.250	08/01/20	2,668,750
1,500,000	Hospira, Inc.	6.050	03/30/17	1,656,313
1,500,000	Hospira, Inc.	5.800	08/12/23	1,554,362

				8,084,425

	Healthcare—Services—6.8%
2,008,000	Centene Corp.	5.750	06/01/17	2,153,580
4,299,000	Community Health Systems, Inc.	8.000	11/15/19	4,680,536
3,700,000	DaVita HealthCare Partners, Inc.	5.750	08/15/22	3,815,625
5,000,000	HCA, Inc.	6.500	02/15/16	5,487,500
4,784,000	HCA, Inc.	6.500	02/15/20	5,334,160
4,500,000	Health Management Associates, Inc.	7.375	01/15/20	5,040,000
3,450,000	Health Net, Inc.	6.375	06/01/17	3,700,125
2,350,000	Kindred Healthcare, Inc.	8.250	06/01/19	2,538,000
2,500,000	LifePoint Hospitals, Inc.	6.625	10/01/20	2,662,500
1,700,000	Tenet Healthcare Corp.	6.250	11/01/18	1,867,875
1,700,000	Tenet Healthcare Corp.(a)	6.000	10/01/20	1,800,938
2,606,000	Universal Health Services, Inc.	7.125	06/30/16	2,944,780

				42,025,619

	Holding Companies—Diversified—0.4%
1,100,000	Leucadia National Corp.	8.125	09/15/15	1,229,250
1,000,000	Leucadia National Corp.	5.500	10/18/23	1,011,559

				2,240,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Home Builders—2.1%
$2,100,000	Centex Corp.	6.500%	05/01/16	$2,362,500
1,452,000	D.R. Horton, Inc.	6.500	04/15/16	1,608,090
1,570,000	D.R. Horton, Inc.	4.375	09/15/22	1,495,425
1,619,000	KB Home	8.000	03/15/20	1,788,995
2,356,000	Lennar Corp., Series B	5.600	05/31/15	2,509,140
445,000	Standard Pacific Corp.	8.375	05/15/18	518,425
500,000	Standard Pacific Corp.	8.375	01/15/21	576,250
850,000	Toll Brothers Finance Corp.	8.910	10/15/17	1,032,750
1,155,000	Toll Brothers Finance Corp.	5.875	02/15/22	1,224,300

				13,115,875

	Home Furnishings—0.2%
1,400,000	Tempur Sealy International, Inc.	6.875	12/15/20	1,501,500

	Housewares—0.2%
1,033,000	Libbey Glass, Inc.	6.875	05/15/20	1,115,640

	Internet—1.3%
800,000	Cyrusone LP	6.375	11/15/22	810,000
2,201,000	Equinix, Inc.	5.375	04/01/23	2,195,497
2,770,000	Expedia, Inc.	5.950	08/15/20	2,944,266
1,700,000	IAC/InterActiveCorp	4.750	12/15/22	1,619,250
650,000	VeriSign, Inc.	4.625	05/01/23	636,188

				8,205,201

	Iron/Steel—1.6%
1,455,000	Commercial Metals Co.	7.350	08/15/18	1,669,613
2,950,000	Steel Dynamics, Inc.	7.625	03/15/20	3,215,500
2,200,000	United States Steel Corp.	6.050	06/01/17	2,370,500
2,292,000	United States Steel Corp.	7.375	04/01/20	2,435,250

				9,690,863

	Leisure Time—0.6%
1,800,000	Royal Caribbean Cruises Ltd.	7.250	06/15/16	2,038,500
2,000,000	Royal Caribbean Cruises Ltd.	5.250	11/15/22	2,010,000

				4,048,500

	Lodging—3.0%
5,500,000	Caesars Entertainment Operating Co., Inc.	9.000	02/15/20	5,183,750
2,000,000	Choice Hotels International, Inc.	5.750	07/01/22	2,115,000
1,500,000	Felcor Lodging LP	6.750	06/01/19	1,605,000
2,100,000	MGM Resorts International	6.625	07/15/15	2,273,250
2,100,000	MGM Resorts International	7.750	03/15/22	2,388,750
4,500,000	Wynn Las Vegas LLC	7.750	08/15/20	5,096,250

				18,662,000

	Machinery—Construction & Mining—0.5%
2,775,000	Terex Corp.	6.000	05/15/21	2,913,750

	Machinery—Diversified—0.4%
2,200,000	Manitowoc Co., Inc. (The)	8.500	11/01/20	2,508,000

	Media—4.6%
1,835,000	AMC Networks, Inc.	7.750	07/15/21	2,073,550
2,100,000	Cablevision Systems Corp.	8.625	09/15/17	2,451,750
5,590,000	CCO Holdings LLC	6.625	01/31/22	5,813,600
2,800,000	Clear Channel Worldwide Holdings, Inc., Series B	6.500	11/15/22	2,954,000
1,900,000	CSC Holdings LLC	6.750	11/15/21	2,080,500
2,743,000	DISH DBS Corp.	7.125	02/01/16	3,037,872
2,700,000	DISH DBS Corp.	6.750	06/01/21	2,936,250
1,500,000	McClatchy Co. (The)	9.000	12/15/22	1,623,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Media (continued)
$1,735,000	Nielsen Finance LLC	7.750%	10/15/18	$1,899,825
1,900,000	Nielsen Finance LLC	4.500	10/01/20	1,871,500
1,700,000	Sinclair Television Group, Inc.	6.125	10/01/22	1,740,375

				28,482,972

	Mining—0.6%
3,500,000	Alcoa, Inc.	5.400	04/15/21	3,588,581

	Miscellaneous Manufacturing—0.9%
2,550,000	Harsco Corp.	5.750	05/15/18	2,734,640
2,700,000	SPX Corp.	6.875	09/01/17	3,047,625

				5,782,265

	Oil & Gas—11.7%
1,800,000	Atwood Oceanics, Inc.	6.500	02/01/20	1,935,000
1,700,000	Berry Petroleum Co.	6.375	09/15/22	1,759,500
1,700,000	Bill Barrett Corp.	7.625	10/01/19	1,802,000
1,000,000	Carrizo Oil & Gas, Inc.	8.625	10/15/18	1,100,000
3,160,000	Chesapeake Energy Corp.	9.500	02/15/15	3,487,850
3,067,000	Chesapeake Energy Corp.	6.625	08/15/20	3,473,377
2,600,000	Cimarex Energy Co.	5.875	05/01/22	2,782,000
1,400,000	Clayton Williams Energy, Inc.	7.750	04/01/19	1,438,500
2,500,000	Concho Resources, Inc.	5.500	04/01/23	2,606,250
2,020,000	Continental Resources, Inc.	5.000	09/15/22	2,113,425
3,176,000	Denbury Resources, Inc.	4.625	07/15/23	2,945,740
2,300,000	Forest Oil Corp.	7.500	09/15/20	2,294,250
700,000	Kodiak Oil & Gas Corp.	8.125	12/01/19	780,500
5,900,000	Murphy Oil USA, Inc.(a)	6.000	08/15/23	6,018,000
3,118,000	Newfield Exploration Co.	6.875	02/01/20	3,351,850
900,000	Oasis Petroleum, Inc.	7.250	02/01/19	972,000
1,000,000	Offshore Group Investment Ltd.	7.500	11/01/19	1,092,500
2,625,000	QEP Resources, Inc.	6.875	03/01/21	2,821,875
2,500,000	Range Resources Corp.	6.750	08/01/20	2,731,250
800,000	Resolute Energy Corp.	8.500	05/01/20	844,000
1,600,000	Rosetta Resources, Inc.	5.625	05/01/21	1,624,000
2,400,000	SandRidge Energy, Inc.	7.500	03/15/21	2,556,000
1,950,000	SM Energy Co.	6.625	02/15/19	2,086,500
1,700,000	Swift Energy Co.	7.875	03/01/22	1,712,750
2,200,000	Tesoro Corp.	4.250	10/01/17	2,293,500
2,323,000	Tesoro Corp.	5.375	10/01/22	2,311,385
2,200,000	Unit Corp.	6.625	05/15/21	2,310,000
1,830,000	W&T Offshore, Inc.	8.500	06/15/19	1,980,975
2,823,000	Western Refining, Inc.	6.250	04/01/21	2,844,173
1,140,000	Whiting Petroleum Corp.	6.500	10/01/18	1,219,800
1,000,000	Whiting Petroleum Corp.	5.750	03/15/21	1,060,000
2,200,000	WPX Energy, Inc.	5.250	01/15/17	2,359,500
1,900,000	WPX Energy, Inc.	6.000	01/15/22	2,004,500

				72,712,950

	Oil & Gas Services—1.6%
1,675,000	Basic Energy Services, Inc.	7.750	02/15/19	1,746,188
1,350,000	Hornbeck Offshore Services, Inc.	5.875	04/01/20	1,393,875
1,950,000	Key Energy Services, Inc.	6.750	03/01/21	1,993,875
2,510,000	Oil States International, Inc.	6.500	06/01/19	2,685,700
2,200,000	SESI LLC	7.125	12/15/21	2,444,750

				10,264,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Packaging & Containers—3.1%
$3,825,000	Ball Corp.	5.000%	03/15/22	$3,872,813
3,505,000	Crown Americas LLC	6.250	02/01/21	3,732,825
2,700,000	Graphic Packaging International, Inc.	4.750	04/15/21	2,679,750
3,717,000	Owens-Brockway Glass Container, Inc.	7.375	05/15/16	4,204,856
2,400,000	Rock Tenn Co.	4.900	03/01/22	2,537,856
2,200,000	Silgan Holdings, Inc.	5.000	04/01/20	2,200,000

				19,228,100

	Pharmaceuticals—0.9%
2,500,000	Endo Health Solutions, Inc.	7.000	07/15/19	2,681,250
2,600,000	Omnicare, Inc.	7.750	06/01/20	2,892,500

				5,573,750

	Pipelines—1.1%
6,091,000	Kinder Morgan Finance Co. LLC	5.700	01/05/16	6,601,365

	Real Estate—0.5%
3,100,000	CBRE Services, Inc.	5.000	03/15/23	3,026,375

	REITs—1.0%
1,000,000	DuPont Fabros Technology LP(a)	5.875	09/15/21	1,030,000
2,000,000	EPR Properties	5.750	08/15/22	2,079,360
1,300,000	MPT Operating Partnership LP	6.875	05/01/21	1,404,000
1,825,000	Omega Healthcare Investors, Inc.	6.750	10/15/22	2,007,500

				6,520,860

	Retail—5.9%
1,795,000	AutoNation, Inc.	6.750	04/15/18	2,073,225
1,900,000	AutoNation, Inc.	5.500	02/01/20	2,044,875
3,700,000	Best Buy Co., Inc.	5.000	08/01/18	3,898,875
3,904,000	Best Buy Co., Inc.	5.500	03/15/21	3,972,320
2,550,000	Limited Brands, Inc.	6.900	07/15/17	2,926,125
2,700,000	Limited Brands, Inc.	5.625	02/15/22	2,794,500
2,960,000	Penske Automotive Group, Inc.	5.750	10/01/22	2,967,400
2,120,000	PVH Corp.	7.375	05/15/20	2,332,000
4,200,000	Rite Aid Corp.	8.000	08/15/20	4,730,250
2,100,000	Sally Holdings LLC	5.750	06/01/22	2,189,250
6,827,000	Sears Holdings Corp.	6.625	10/15/18	6,468,583

				36,397,403

	Semiconductors—0.9%
1,550,000	Advanced Micro Devices, Inc.	8.125	12/15/17	1,631,375
1,700,000	Advanced Micro Devices, Inc.	7.750	08/01/20	1,708,500
2,495,000	Amkor Technology, Inc.	6.625	06/01/21	2,507,475

				5,847,350

	Telecommunications—6.5%
3,400,000	CenturyLink, Inc., Series S	6.450	06/15/21	3,553,000
2,300,000	Cincinnati Bell, Inc.	8.375	10/15/20	2,466,750
3,200,000	Crown Castle International Corp.	5.250	01/15/23	3,184,000
3,065,000	Embarq Corp.	7.082	06/01/16	3,439,500
2,230,000	Frontier Communications Corp.	8.250	04/15/17	2,589,588
2,300,000	Frontier Communications Corp.	8.500	04/15/20	2,639,250
1,300,000	GCI, Inc.	8.625	11/15/19	1,387,750
2,000,000	Hughes Satellite Systems Corp.	6.500	06/15/19	2,155,000
3,300,000	MetroPCS Wireless, Inc. (Germany)	6.625	11/15/20	3,502,125
3,000,000	T-Mobile USA, Inc. (Germany)	6.731	04/28/22	3,180,000
2,235,000	TW Telecom Holdings, Inc.	5.375	10/01/22	2,235,000
1,300,000	ViaSat, Inc.	6.875	06/15/20	1,365,000
4,000,000	Virgin Media Secured Finance PLC (United Kingdom)	5.250	01/15/21	4,064,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Telecommunications (continued)
$4,400,000	Windstream Corp.	7.750%	10/15/20	$4,741,000

				40,502,703

	Textiles—0.6%
3,614,000	Mohawk Industries, Inc.	3.850	02/01/23	3,510,755

	Transportation—0.5%
1,578,000	Bristow Group, Inc.	6.250	10/15/22	1,662,818
1,500,000	Gulfmark Offshore, Inc.	6.375	03/15/22	1,518,750

				3,181,568

	Total Corporate Bonds (Cost $598,908,692)			613,005,716

Number of Shares
	Money Market Fund—0.9%
5,815,177	Premier Portfolio—Institutional Class(c) (Cost $5,815,177)			5,815,177

	Total Investments (Cost $604,723,869)—99.6%			618,820,893
	Other assets less liabilities—0.4%			2,608,414

	Net Assets—100.0%			$621,429,307

Investment Abbreviations:

MTN—Medium-Term Notes

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the“1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2013 was $19,431,438, which represented 3.12% of the Fund’s Net Assets.
(b)	Denotes a step up bond. The rate indicated is the current coupon as of October 31, 2013.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Schedule of Investments

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—98.8%
	Advertising—0.4%
$150,000	Omnicom Group, Inc.	3.625%	05/01/22	$146,742

	Aerospace/Defense—2.9%
50,000	Boeing Co. (The)	3.500	02/15/15	51,959
150,000	Boeing Co. (The)	4.875	02/15/20	171,151
100,000	General Dynamics Corp.	2.250	11/15/22	91,724
200,000	Lockheed Martin Corp.	2.125	09/15/16	206,495
100,000	Lockheed Martin Corp.	4.250	11/15/19	109,583
150,000	Northrop Grumman Corp.	3.250	08/01/23	143,580
200,000	United Technologies Corp.	3.100	06/01/22	197,941

				972,433

	Agriculture—2.4%
200,000	Altria Group, Inc.	9.700	11/10/18	268,852
100,000	Archer-Daniels-Midland Co.	4.479	03/01/21	108,501
150,000	Lorillard Tobacco Co.	3.500	08/04/16	158,370
75,000	Philip Morris International, Inc.	5.650	05/16/18	87,345
200,000	Reynolds American, Inc.	3.250	11/01/22	189,372

				812,440

	Apparel—0.4%
150,000	NIKE, Inc.	2.250	05/01/23	139,021

	Auto Manufacturers—0.3%
115,000	PACCAR, Inc., MTN	6.875	02/15/14	117,057

	Auto Parts & Equipment—0.3%
100,000	Johnson Controls, Inc.	5.500	01/15/16	109,464

	Banks—11.0%
250,000	Bank of America Corp., MTN	3.300	01/11/23	240,409
150,000	Bank of New York Mellon Corp. (The)	3.550	09/23/21	155,610
150,000	BB&T Corp., MTN	3.200	03/15/16	157,452
150,000	Capital One Financial Corp.	4.750	07/15/21	161,723
250,000	Citigroup, Inc.	6.125	11/21/17	290,443
125,000	Citigroup, Inc.	8.500	05/22/19	161,922
250,000	Discover Bank	4.200	08/08/23	254,028
150,000	Fifth Third Bancorp	3.625	01/25/16	158,422
250,000	Goldman Sachs Group, Inc. (The)	6.150	04/01/18	290,033
200,000	Goldman Sachs Group, Inc. (The)	5.750	01/24/22	227,173
150,000	JPMorgan Chase & Co.	6.000	01/15/18	173,653
200,000	JPMorgan Chase & Co.	4.500	01/24/22	213,458
250,000	KeyCorp, MTN	5.100	03/24/21	277,747
100,000	Morgan Stanley, MTN	5.625	09/23/19	114,255
125,000	PNC Funding Corp.	2.700	09/19/16	130,333
200,000	State Street Corp.	3.100	05/15/23	189,228
100,000	SunTrust Banks, Inc.	3.600	04/15/16	106,135
200,000	US Bancorp, MTN	2.200	11/15/16	206,933
100,000	US Bancorp, MTN	2.950	07/15/22	95,194
125,000	Wells Fargo & Co.	5.625	12/11/17	144,693

				3,748,844

	Beverages—1.8%
100,000	Coca-Cola Co. (The)	5.350	11/15/17	115,646
150,000	Coca-Cola Co. (The)	3.300	09/01/21	153,974
200,000	Coca-Cola Enterprises, Inc.	3.500	09/15/20	205,925
100,000	PepsiCo, Inc.	7.900	11/01/18	127,521

				603,066

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Biotechnology—1.1%
$200,000	Amgen, Inc.	3.875%	11/15/21	$207,443
150,000	Gilead Sciences, Inc.	4.400	12/01/21	162,282

				369,725

	Chemicals—2.3%
200,000	Dow Chemical Co. (The)	8.550	05/15/19	259,156
100,000	E.I. du Pont de Nemours & Co.	6.000	07/15/18	118,496
150,000	Eastman Chemical Co.	2.400	06/01/17	152,598
100,000	Ecolab, Inc.	3.000	12/08/16	105,349
125,000	Praxair, Inc.	4.500	08/15/19	141,414

				777,013

	Commercial Services—0.9%
150,000	Block Financial LLC	5.500	11/01/22	157,268
150,000	Total System Services, Inc.	2.375	06/01/18	147,813

				305,081

	Computers—3.0%
250,000	Apple, Inc.	2.400	05/03/23	228,933
100,000	Computer Sciences Corp.	6.500	03/15/18	115,906
120,000	EMC Corp.	2.650	06/01/20	120,155
300,000	Hewlett-Packard Co.	6.125	03/01/14	305,144
200,000	International Business Machines Corp.	5.700	09/14/17	232,794

				1,002,932

	Cosmetics/Personal Care—1.4%
150,000	Avon Products, Inc.	5.000	03/15/23	153,730
200,000	Procter & Gamble Co. (The)	1.450	08/15/16	203,612
100,000	Procter & Gamble Co. (The)	4.700	02/15/19	114,179

				471,521

	Diversified Financial Services—5.2%
100,000	American Express Co.	7.000	03/19/18	121,129
200,000	Ameriprise Financial, Inc.	5.300	03/15/20	229,465
100,000	BlackRock, Inc., Series 2	5.000	12/10/19	114,749
200,000	Charles Schwab Corp. (The)	4.450	07/22/20	220,342
93,000	CME Group, Inc.	5.750	02/15/14	94,334
150,000	General Electric Capital Corp. MTN	4.650	10/17/21	164,515
200,000	General Electric Capital Corp., Series G, MTN	5.625	05/01/18	232,229
150,000	Jefferies Group LLC	5.125	04/13/18	162,152
350,000	Merrill Lynch & Co., Inc., MTN	6.875	04/25/18	416,106

				1,755,021

	Electric—5.3%
100,000	Consolidated Edison Co. of New York, Inc.	7.125	12/01/18	124,623
100,000	Consumers Energy Co.	6.700	09/15/19	124,515
50,000	Duke Energy Corp.	6.300	02/01/14	50,685
150,000	Duke Energy Progress, Inc.	5.300	01/15/19	174,013
100,000	Entergy Texas, Inc.	7.125	02/01/19	119,875
100,000	Exelon Corp.	4.900	06/15/15	105,997
100,000	Georgia Power Co.	4.250	12/01/19	110,597
100,000	NextEra Energy Capital Holdings, Inc.	7.875	12/15/15	114,093
200,000	NiSource Finance Corp.	6.400	03/15/18	233,509
30,000	Ohio Power Co., Series M	5.375	10/01/21	34,080
100,000	Pacific Gas & Electric Co.	3.500	10/01/20	102,353
100,000	PPL Energy Supply LLC	4.600	12/15/21	98,544
100,000	Southern California Edison Co.	3.875	06/01/21	107,159
100,000	Virginia Electric and Power Co.	5.400	04/30/18	115,374
150,000	Xcel Energy, Inc.	4.700	05/15/20	166,249

				1,781,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Electrical Components & Equipment—0.3%
$100,000	Emerson Electric Co.	4.875%	10/15/19	$114,313

	Electronics—0.8%
100,000	Agilent Technologies, Inc.	6.500	11/01/17	116,852
50,000	Honeywell International, Inc.	5.000	02/15/19	57,298
100,000	Thermo Fisher Scientific, Inc.	4.500	03/01/21	106,351

				280,501

	Engineering & Construction—0.4%
150,000	Fluor Corp.	3.375	09/15/21	150,787

	Environmental Control—0.3%
100,000	Waste Management, Inc.	4.750	06/30/20	109,417

	Food—3.1%
100,000	Campbell Soup Co.	4.250	04/15/21	105,088
100,000	ConAgra Foods, Inc.	3.200	01/25/23	95,604
100,000	General Mills, Inc.	5.700	02/15/17	113,672
100,000	Kellogg Co.	4.000	12/15/20	107,031
100,000	Kroger Co. (The)	6.150	01/15/20	116,952
300,000	Mondelez International, Inc.	4.125	02/09/16	320,199
150,000	Safeway, Inc.	3.950	08/15/20	147,641
50,000	Sysco Corp.	5.250	02/12/18	57,022

				1,063,209

	Forest Products & Paper—0.4%
100,000	International Paper Co.	7.950	06/15/18	124,007

	Gas—0.3%
100,000	Sempra Energy	6.500	06/01/16	113,408

	Healthcare—Products—2.3%
100,000	Baxter International, Inc.	1.850	06/15/18	100,370
100,000	Becton Dickinson and Co.	1.750	11/08/16	102,333
100,000	Covidien International Finance SA	6.000	10/15/17	116,353
100,000	Medtronic, Inc.	4.450	03/15/20	110,790
150,000	St. Jude Medical, Inc.	3.250	04/15/23	144,679
200,000	Zimmer Holdings, Inc.	4.625	11/30/19	221,346

				795,871

	Healthcare—Services—2.1%
100,000	Aetna, Inc.	6.000	06/15/16	112,878
100,000	Cigna Corp.	2.750	11/15/16	104,348
200,000	Humana, Inc.	3.150	12/01/22	189,092
50,000	UnitedHealth Group, Inc.	6.000	02/15/18	58,617
150,000	UnitedHealth Group, Inc.	2.875	03/15/22	144,856
100,000	WellPoint, Inc.	5.250	01/15/16	109,106

				718,897

	Household Products/Wares—0.7%
200,000	Kimberly-Clark Corp.	6.125	08/01/17	234,174

	Insurance—6.8%
100,000	Aflac, Inc.	8.500	05/15/19	130,279
250,000	Allstate Corp. (The)	3.150	06/15/23	245,545
150,000	American International Group, Inc.	8.250	08/15/18	190,148
350,000	Berkshire Hathaway Finance Corp.	5.400	05/15/18	405,608
100,000	Chubb Corp. (The)	5.750	05/15/18	117,025
200,000	Hartford Financial Services Group, Inc.	5.125	04/15/22	224,072
150,000	Lincoln National Corp.	8.750	07/01/19	195,952
200,000	Marsh & McLennan Cos., Inc.	4.800	07/15/21	218,026

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Insurance (continued)
$100,000	MetLife, Inc.	6.750%	06/01/16	$114,672
100,000	MetLife, Inc.	7.717	02/15/19	126,511
100,000	Prudential Financial, Inc., Series B, MTN	5.100	09/20/14	103,963
100,000	Prudential Financial, Inc., Series D, MTN	7.375	06/15/19	124,564
100,000	Travelers Cos., Inc. (The)	3.900	11/01/20	107,938

				2,304,303

	Internet—1.0%
100,000	eBay, Inc.	2.600	07/15/22	94,249
100,000	Google, Inc.	3.625	05/19/21	106,142
150,000	Symantec Corp.	4.200	09/15/20	155,716

				356,107

	Iron/Steel—0.6%
100,000	Allegheny Technologies, Inc.	5.950	01/15/21	106,179
100,000	Nucor Corp.	5.750	12/01/17	114,232

				220,411

	Leisure Time—0.3%
100,000	Carnival Corp.	1.875	12/15/17	98,164

	Lodging—0.3%
100,000	Marriott International, Inc.	3.000	03/01/19	101,718

	Machinery—Construction & Mining—0.6%
100,000	Caterpillar Financial Services Corp., MTN	6.125	02/17/14	101,722
100,000	Caterpillar, Inc.	3.900	05/27/21	105,919

				207,641

	Machinery—Diversified—0.7%
150,000	Cummins, Inc.	3.650	10/01/23	153,085
100,000	Deere & Co.	2.600	06/08/22	96,118

				249,203

	Media—3.1%
150,000	CBS Corp.	8.875	05/15/19	192,849
100,000	DIRECTV Holdings LLC	3.500	03/01/16	104,801
100,000	NBCUniversal Media LLC	5.150	04/30/20	114,499
100,000	News America, Inc.	5.300	12/15/14	105,228
100,000	Time Warner Cable, Inc.	8.250	04/01/19	117,360
50,000	Time Warner, Inc.	3.150	07/15/15	52,049
150,000	Viacom, Inc.	6.250	04/30/16	167,318
200,000	Walt Disney Co. (The), MTN	2.350	12/01/22	186,880

				1,040,984

	Mining—0.8%
150,000	Freeport-McMoRan Copper & Gold, Inc.	3.550	03/01/22	141,606
150,000	Newmont Mining Corp.	3.500	03/15/22	133,271

				274,877

	Miscellaneous Manufacturing—1.3%
200,000	3M Co., MTN	2.000	06/26/22	188,111
100,000	Illinois Tool Works, Inc.	6.250	04/01/19	119,990
100,000	Ingersoll-Rand Global Holding Co. Ltd.	6.875	08/15/18	119,205

				427,306

	Office/Business Equipment—1.0%
100,000	Pitney Bowes, Inc., MTN	5.750	09/15/17	110,892
200,000	Xerox Corp.	6.350	05/15/18	230,859

				341,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Oil & Gas—6.4%
$150,000	Anadarko Petroleum Corp.	5.950%	09/15/16	$169,564
200,000	Apache Corp.	3.250	04/15/22	198,271
350,000	Chevron Corp.	2.355	12/05/22	326,624
350,000	ConocoPhillips	4.600	01/15/15	366,970
100,000	ConocoPhillips	5.750	02/01/19	117,656
150,000	DeVon Energy Corp.	3.250	05/15/22	145,976
100,000	Hess Corp.	8.125	02/15/19	126,142
100,000	Marathon Oil Corp.	5.900	03/15/18	115,321
200,000	Marathon Petroleum Corp.	5.125	03/01/21	219,626
100,000	Occidental Petroleum Corp., Series 1	4.100	02/01/21	106,916
150,000	Valero Energy Corp.	6.125	06/15/17	171,810
90,000	Valero Energy Corp.	6.125	02/01/20	104,125

				2,169,001

	Oil & Gas Services—1.1%
150,000	FMC Technologies, Inc.	3.450	10/01/22	142,801
100,000	Halliburton Co.	6.150	09/15/19	120,410
100,000	National Oilwell Varco, Inc.	2.600	12/01/22	94,562

				357,773

	Pharmaceuticals—6.4%
150,000	Abbott Laboratories	5.125	04/01/19	173,352
200,000	AbbVie, Inc.	2.900	11/06/22	191,275
150,000	Allergan, Inc.	5.750	04/01/16	167,268
100,000	AmerisourceBergen Corp.	3.500	11/15/21	100,897
125,000	Bristol-Myers Squibb Co.	2.000	08/01/22	114,196
100,000	Cardinal Health, Inc.	4.000	06/15/15	105,158
100,000	Eli Lilly & Co.	5.200	03/15/17	112,728
150,000	Express Scripts Holding Co.	3.125	05/15/16	157,508
90,000	Johnson & Johnson	5.550	08/15/17	104,720
150,000	Johnson & Johnson	2.950	09/01/20	155,945
100,000	McKesson Corp.	3.250	03/01/16	104,865
200,000	Merck Sharp & Dohme Corp.	4.000	06/30/15	211,533
200,000	Pfizer, Inc.	5.350	03/15/15	213,077
200,000	Pfizer, Inc.	6.200	03/15/19	241,976

				2,154,498

	Pipelines—0.8%
150,000	ONEOK, Inc.	4.250	02/01/22	141,806
100,000	Spectra Energy Capital LLC	6.200	04/15/18	115,171

				256,977

	REITs—2.5%
150,000	Boston Properties LP	4.125	05/15/21	157,033
150,000	ERP Operating LP	4.625	12/15/21	161,850
100,000	HCP, Inc.	5.375	02/01/21	110,696
150,000	Hospitality Properties Trust	5.000	08/15/22	153,373
125,000	Ventas Realty LP	4.750	06/01/21	133,615
100,000	Weyerhaeuser Co.	7.375	10/01/19	122,687

				839,254

	Retail—7.0%
75,000	Costco Wholesale Corp.	5.500	03/15/17	85,682
75,000	CVS Caremark Corp.	5.750	06/01/17	86,057
150,000	Dollar General Corp.	3.250	04/15/23	138,779
150,000	Gap, Inc. (The)	5.950	04/12/21	166,731
150,000	Home Depot, Inc. (The)	5.400	03/01/16	166,095
150,000	Home Depot, Inc. (The)	4.400	04/01/21	165,333
100,000	Kohl’s Corp.	6.250	12/15/17	116,193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Retail (continued)
$100,000	Lowe’s Cos., Inc.	5.400%	10/15/16	$113,011
150,000	Macy’s Retail Holdings, Inc.	2.875	02/15/23	136,494
225,000	McDonald’s Corp., MTN	5.350	03/01/18	259,424
150,000	Staples, Inc.	9.750	01/15/14	152,654
125,000	Target Corp.	6.000	01/15/18	147,078
200,000	Walgreen Co.	3.100	09/15/22	191,169
325,000	Wal-Mart Stores, Inc.	3.250	10/25/20	338,431
100,000	Yum! Brands, Inc.	6.250	03/15/18	117,635

				2,380,766

	Semiconductors—1.7%
150,000	Applied Materials, Inc.	4.300	06/15/21	158,793
100,000	Intel Corp.	1.350	12/15/17	99,499
200,000	Intel Corp.	3.300	10/01/21	202,105
100,000	Texas Instruments, Inc.	2.375	05/16/16	104,139

				564,536

	Software—2.4%
200,000	Adobe Systems, Inc.	3.250	02/01/15	206,197
150,000	CA, Inc.	5.375	12/01/19	168,347
100,000	Fiserv, Inc.	3.125	06/15/16	104,693
150,000	Microsoft Corp.	3.000	10/01/20	154,072
150,000	Oracle Corp.	5.750	04/15/18	175,575

				808,884

	Telecommunications—3.0%
150,000	AT&T, Inc.	5.500	02/01/18	171,257
200,000	AT&T, Inc.	3.000	02/15/22	188,471
100,000	Cisco Systems, Inc.	4.450	01/15/20	111,012
150,000	Qwest Corp.	7.500	10/01/14	158,539
350,000	Verizon Communications, Inc.	5.150	09/15/23	380,486

				1,009,765

	Transportation—1.6%
130,000	CSX Corp.	6.250	03/15/18	152,628
100,000	FedEx Corp.	8.000	01/15/19	125,819
250,000	United Parcel Service, Inc.	3.125	01/15/21	255,939

				534,386

	Total Corporate Bonds (Cost $33,610,116)			33,514,915

Number of Shares
	Money Market Fund—0.1%
39,009	Premier Portfolio—Institutional Class(a) (Cost $39,009)			39,009

	Total Investments (Cost $33,649,125)—98.9%			33,553,924
	Other assets less liabilities—1.1%			370,647

	Net Assets—100.0%			$33,924,571

Investment Abbreviations:

MTN—Medium-Term Notes

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Schedule of Investments

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds—96.3%
	Argentina—2.0%
$150,000	Argentina Boden Bonds	7.000%	10/03/15	$141,821
150,000	Provincia de Buenos Aires	11.750	10/05/15	149,250

				291,071

	Australia—2.1%
150,000	FMG Resources August 2006 Pty Ltd.	7.000	11/01/15	155,906
150,000	FMG Resources August 2006 Pty Ltd.	6.375	02/01/16	155,625

				311,531

	Bahamas—1.0%
150,000	Vedanta Resources PLC	8.750	01/15/14	152,070

	Barbados—1.1%
150,000	Columbus International, Inc.	11.500	11/20/14	162,375

	Belarus—0.7%
100,000	Republic of Belarus	8.750	08/03/15	100,625

	Brazil—3.0%
200,000	Banco BMG SA, Series E, MTN	6.500	03/14/14	202,250
100,000	Banco Industrial E Comercial SA	5.250	10/25/15	100,500
150,000	CSN Islands VIII Corp.	9.750	12/16/13	151,688

				454,438

	Canada—1.4%
150,000	Bombardier, Inc.	4.250	01/15/16	157,125
50,000	Quebecor Media, Inc.	7.750	03/15/16	51,000

				208,125

	China—2.7%
200,000	MCC Holding Hong Kong Corp. Ltd.	4.875	07/29/16	201,140
200,000	West China Cement Ltd.	7.500	01/25/16	203,500

				404,640

	Egypt—1.0%
150,000	Nile Finance Ltd.	5.250	08/05/15	149,250

	Finland—1.4%
200,000	UPM-Kymmene OYJ, MTN	5.625	12/01/14	209,470

	France—2.1%
200,000	Banque PSA Finance SA	3.375	04/04/14	200,821
100,000	Lafarge SA(a)	6.200	07/09/15	105,938

				306,759

	Germany—1.5%
150,000	Fresenius US Finance II, Inc.	9.000	07/15/15	168,000
49,000	Hanson Ltd.	6.125	08/15/16	54,022

				222,022

	Greece—1.4%
200,000	Finansbank AS	5.500	05/11/16	202,980

	Hong Kong—1.1%
150,000	RKI Finance 2010 Ltd., Series E, MTN	9.500	09/21/15	159,000

	Hungary—0.7%
100,000	Hungary Government International Bond	4.750	02/03/15	103,250

	Japan—1.0%
150,000	Clearwire Communications LLC	12.000	12/01/15	155,775

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Jersey Islands—1.0%
$150,000	Consolidated Minerals Ltd.	8.875%	05/01/16	$152,625

	Lebanon—2.2%
150,000	Lebanon Government International Bond	11.625	05/11/16	174,000
150,000	Lebanon Government International Bond, Series E, MTN	7.375	04/14/14	152,437

				326,437

	Luxembourg—3.2%
150,000	Alfa MTN Issuance Ltd., Series E, MTN	8.000	03/18/15	161,430
150,000	ArcelorMittal, Sr.(a)	9.500	02/15/15	164,992
150,000	ArcelorMittal, Sr.(a)	4.250	08/05/15	155,438

				481,860

	Netherlands—6.1%
100,000	CNH America LLC	7.250	01/15/16	110,750
150,000	CNH Capital LLC	3.875	11/01/15	155,437
250,000	Home Credit & Finance Bank OOO Via Eurasia Capital SA	7.000	03/18/14	254,063
150,000	Vimpel Communications OJSC Via UBS Luxembourg SA	8.250	05/23/16	167,062
200,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	6.493	02/02/16	214,500

				901,812

	Norway—1.6%
100,000	Eksportfinans ASA	2.000	09/15/15	98,500
150,000	Eksportfinans ASA	2.375	05/25/16	146,550

				245,050

	Portugal—0.7%
100,000	Portugal Government International Bond, MTN	3.500	03/25/15	100,084

	Russia—4.3%
200,000	AK BARS Bank Via AK Bars Luxembourg SA, Series LPN, MTN	8.750	11/19/15	216,000
250,000	ALROSA Finance SA	8.875	11/17/14	269,125
150,000	Severstal OAO Via Steel Capital SA	9.250	04/19/14	155,910

				641,035

	Sri Lanka—0.7%
100,000	Sri Lanka Government International Bond	7.400	01/22/15	104,875

	Ukraine—3.6%
200,000	Ferrexpo Finance PLC	7.875	04/07/16	193,750
200,000	Metinvest BV	10.250	05/20/15	200,500
150,000	Ukraine Government International Bond	6.875	09/23/15	137,663

				531,913

	United Kingdom—0.7%
100,000	Royal Bank of Scotland Group PLC	5.000	10/01/14	102,354

	United States—43.9%
200,000	AES Corp.	7.750	10/15/15	223,500
150,000	Ally Financial, Inc.	7.500	12/31/13	151,339
100,000	Ally Financial, Inc.	8.300	02/12/15	108,625
200,000	Ally Financial, Inc.	4.625	06/26/15	209,241
150,000	American Seafoods Group LLC	10.750	05/15/16	156,000
100,000	AmSouth Bank, Series AI	5.200	04/01/15	105,012
100,000	Arch Coal, Inc.	8.750	08/01/16	100,500
100,000	Best Buy Co., Inc.	3.750	03/15/16	103,875
100,000	Caesars Entertainment Operating Co., Inc.	10.750	02/01/16	84,000
150,000	Ceridian Corp.(a)	11.250	11/15/15	151,687
150,000	Chesapeake Energy Corp.	9.500	02/15/15	165,562
150,000	Chesapeake Energy Corp.	3.250	03/15/16	152,625
100,000	CityCenter Holdings LLC	7.625	01/15/16	105,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	United States (continued)
$150,000	Clear Channel Communications, Inc.	10.750%	08/01/16	$144,937
150,000	D.R. Horton, Inc.	6.500	04/15/16	166,125
150,000	Dean Foods Co.	7.000	06/01/16	167,625
150,000	DISH DBS Corp.	6.625	10/01/14	157,313
100,000	DISH DBS Corp.	7.750	05/31/15	109,625
150,000	DISH DBS Corp.	7.125	02/01/16	166,125
100,000	First Data Corp.	11.250	03/31/16	100,750
150,000	HCA, Inc.	5.750	03/15/14	152,850
150,000	HCA, Inc.	6.375	01/15/15	158,813
250,000	HCA, Inc.	6.500	02/15/16	274,375
150,000	Health Management Associates, Inc.	6.125	04/15/16	165,750
100,000	iGATE Corp.	9.000	05/01/16	108,000
150,000	International Lease Finance Corp.	4.875	04/01/15	156,375
150,000	International Lease Finance Corp.	8.625	09/15/15	167,438
100,000	Jones Group, Inc. (The)	5.125	11/15/14	104,000
90,000	Kinder Morgan Finance Co. LLC	5.700	01/05/16	97,541
100,000	Marina District Finance Co., Inc.	9.500	10/15/15	105,125
100,000	Masco Corp.	4.800	06/15/15	105,000
100,000	MGM Resorts International	5.875	02/27/14	101,500
150,000	MGM Resorts International	7.500	06/01/16	169,125
150,000	Nuveen Investments, Inc.	5.500	09/15/15	146,250
100,000	Quicksilver Resources, Inc.	7.125	04/01/16	95,500
100,000	Rockies Express Pipeline LLC	3.900	04/15/15	100,250
150,000	Royal Caribbean Cruises Ltd.	6.875	12/01/13	150,938
150,000	Royal Caribbean Cruises Ltd.	11.875	07/15/15	176,250
150,000	Royal Caribbean Cruises Ltd.	7.250	06/15/16	169,875
24,000	RR Donnelley & Sons Co.	5.500	05/15/15	25,560
100,000	SLM Corp., Series A, MTN	5.375	05/15/14	102,250
100,000	SLM Corp., Series A, MTN	5.000	04/15/15	105,000
150,000	SPX Corp.	7.625	12/15/14	161,250
150,000	SunGard Data Systems, Inc.	4.875	01/15/14	151,125
150,000	SUPERVALU, Inc.	8.000	05/01/16	168,000
100,000	Toll Brothers Finance Corp.	4.950	03/15/14	101,500
200,000	Trade & Development Bank of Mongolia LLC, Series E, MTN	8.500	09/20/15	199,051

				6,548,432

	Venezuela—3.4%
100,000	Petroleos de Venezuela SA, Series 2014	4.900	10/28/14	94,250
150,000	Petroleos de Venezuela SA, Series 2015	5.000	10/28/15	130,875
150,000	Venezuela Government International Bond	5.750	02/26/16	133,875
150,000	Venezuela Government International Bond	8.500	10/08/14	148,725

				507,725

	Vietnam—0.7%
100,000	Vietnam Government International Bond	6.875	01/15/16	108,500

	Total Corporate Bonds (Cost $14,273,660)			14,346,083

Number of Shares
	Money Market Fund—1.4%
212,031	Premier Portfolio—Institutional Class(b) (Cost $212,031)			212,031

	Total Investments (Cost $14,485,691)—97.7%			14,558,114
	Other assets less liabilities—2.3%			344,749

	Net Assets—100.0%			$14,902,863

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

PowerShares Global Short Term High Yield Bond Portfolio (PGHY) (continued)

October 31, 2013

Investment Abbreviations:

MTN—Medium-Term Notes

Notes to Schedule of Investments:

(a)	Denotes a step-up bond. The rate is indicated the current coupon as of October 31, 2013.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Schedule of Investments

PowerShares Insured California Municipal Bond Portfolio (PWZ)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—95.9%
	Ad Valorem Property Tax—38.9%
$1,350,000	Antelope Valley California Community College District (Election 2004) Ser. 07B NATL RE	5.250%	08/01/39	$1,400,854
500,000	Arcadia California Unified School District (Election 2006) Ser. 07A AGM	5.000	08/01/37	509,990
800,000	Centinela Valley California Union High School District (Election 2010) Ser. 12B AGM	5.000	08/01/50	803,880
3,000,000	Coachella Valley California Unified School District (Election 2005) Ser.12D AGM	5.000	08/01/37	3,046,470
1,000,000	Colton California Joint Unified School District (Election 2008) Ser. 09-A AGC	5.375	08/01/34	1,061,400
1,500,000	Corona-Norco California Unified School District (Election 2006) Ser. 09C AGM	5.500	08/01/39	1,595,280
500,000	Desert California Community College District Ser. 07C AGM	5.000	08/01/37	517,350
1,500,000	El Monte California Union High School District (Election of 2008) Ser. 09A AGC	5.500	06/01/34	1,588,290
500,000	Los Angeles California Community College District (Election 2001) Ser. 07A NATL RE	5.000	08/01/32	523,900
1,505,000	Los Angeles Unified School District (Election 2002) Ser. 07C AGM	5.000	07/01/32	1,592,892
1,000,000	Peralta Community College District Ser. 06A NATL RE	5.000	08/01/31	1,039,590
250,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.250	07/01/30	218,468
1,100,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	919,985
5,000,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A AGM	5.000	07/01/35	4,059,850
500,000	Riverside Community College District (Election 2004) Ser. 07C NATL RE	5.000	08/01/32	532,725
400,000	San Diego California Community College District (Election 2006) Ser. 07 AGM	5.000	08/01/32	430,280
2,000,000	West Contra Costa California Unified School District Ref. Ser. 12 AGM	5.000	08/01/32	2,080,260
1,740,000	Yosemite California Community College District (Election 2004) Ser. 08C AGM	5.000	08/01/32	1,856,893

				23,778,357

	College Revenue—4.2%
500,000	California State University Rev. Systemwide Ser. 07A AGM	5.000	11/01/37	514,325
2,000,000	California State University Rev. Systemwide Ser. 08A AGM	5.000	11/01/39	2,045,940

				2,560,265

	Electric Power Revenue—9.0%
2,000,000	Guam Power Auth. Rev. Ser. 10A AGM	5.000	10/01/37	1,999,900
2,000,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/30	2,025,720
400,000	Los Angeles California Water & Power Rev. (Power System) Sub-Ser. 07A-1 AMBAC	5.000	07/01/39	409,628
1,000,000	Redding California Electric System Rev. COP Ser. 08A AGM	5.000	06/01/30	1,032,520

				5,467,768

	General Fund—0.9%
550,000	California State Ref. Ser. 07 NATL RE	4.250	08/01/33	536,321

	Hospital Revenue—5.8%
500,000	California Statewide Communities Development Auth. Rev. (Adventist Remarketed 05/23/08) Ser. 07B AGC	5.000	03/01/37	502,815
1,000,000	California Statewide Communities Development Auth. Rev. (Catholic Healthcare West) Ser. 07K AGC	5.500	07/01/41	1,044,950
1,000,000	California Statewide Communities Development Auth. Rev. (St. Joseph Health System-Remarketed) Insured Ser. 07C FGIC	5.750	07/01/47	1,064,000
945,000	University of California Regents Medical Center Pooled Rev. Ser. 07A NATL RE	4.750	05/15/31	956,652

				3,568,417

	Lease Revenue—14.8%
3,000,000	Carlsbad California University School District COP Ser. 09A AGC	5.000	10/01/34	3,070,650
1,500,000	Kern County California COP (Capital Improvements Projects) Ser. 09A AGC	5.750	08/01/35	1,593,720
15,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Prerefunded Figueroa Plaza) Ser. 07B1 NATL RE	4.750	08/01/37	15,505
1,000,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Real Property) Ser. 09B AGC	5.500	04/01/39	1,065,720
485,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Unrefunded Figueroa Plaza) Ser. 07B1 NATL RE	4.750	08/01/37	490,141
400,000	Los Angeles California Municipal Improvement Corp. Lease Rev. Police Headquarters Facility Ser. 06A NATL RE	4.250	01/01/37	351,928
1,000,000	Richmond Joint Powers Financing Auth. Lease Rev. (Civic Center Project) Ser. 09 AGC	5.750	08/01/29	1,047,080
400,000	Santa Clara Valley California Water District (COP Water Utility System Improvement) Ser. 07A NATL RE	5.000	06/01/37	422,864
1,000,000	Yuba California Levee Financing Auth. Rev. (Levee Financing Project) Ser. 08A AGC	5.000	09/01/38	1,004,070

				9,061,678

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

PowerShares Insured California Municipal Bond Portfolio (PWZ) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Miscellaneous Revenue—3.4%
$2,000,000	Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11 AGM	5.500%	09/01/46	$2,084,960

	Sales Tax Revenue—5.9%
1,500,000	Los Angeles County California Metropolitan Transportation Auth. Sales Tax Rev. (Proposition A First Tier Senior) Ser. 05-A AMBAC	5.000	07/01/35	1,557,165
400,000	Puerto Rico Commonwealth Highway & Transportation Auth. Rev. Ref. Ser. 07N FGIC	5.250	07/01/39	268,428
1,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Subordinate Ser.) 10C AGM	5.125	08/01/42	1,279,425
500,000	San Mateo County California Transit District (Sales Tax) Rev. Ref. Ser. 05A NATL RE	4.750	06/01/34	511,935

				3,616,953

	Sewer Revenue—4.0%
400,000	Bakersfield California Wastewater Rev. Ser. 07A AGM	5.000	09/15/32	421,920
400,000	Clovis California Public Financing Auth. Wastewater Rev. Ser. 07 AMBAC	4.500	08/01/38	357,024
650,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/37	663,345
460,000	Hollister California Joint Powers Financing Auth. (Wastewater Rev. Refinancing & Improvement Project) Ser. 01 AGM	5.000	06/01/32	471,804
30,000	Los Angeles California Wastewater System Rev. (Prerefunded 2013) Ser. 05A NATL RE	4.750	06/01/35	32,092
360,000	Los Angeles California Wastewater System Rev. (Prerefunded) Ser. 05A NATL RE	4.750	06/01/35	385,106
110,000	Los Angeles California Wastewater System Rev. (Unrefunded 2013) Ser. 05A NATL RE	4.750	06/01/35	110,991

				2,442,282

	Special Assessment—2.6%
1,500,000	Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08 BHAC	5.625	10/01/37	1,604,775

	Special Tax—2.3%
1,375,000	Tustin California Unified School District Special Tax Senior Lien (Community Facilities District No. 97-1) Ser. 02A AGM	5.000	09/01/38	1,381,751

	Water Revenue—4.1%
1,000,000	East Bay California Municipal Utility District Water System Rev. Ref. Ser. 07A NATL RE	5.000	06/01/32	1,068,650
500,000	East Bay California Municipal Utility District Water System Rev. Subordinated Ser. 05A NATL RE	5.000	06/01/35	519,145
500,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A AGC	5.125	07/01/47	390,305
500,000	San Francisco City & County Public Utilities Commission Water Rev. Ser. 06A AGM	4.500	11/01/31	503,980

				2,482,080

	Total Investments (Cost $60,240,093)(a)—95.9%			58,585,607
	Other assets less liabilities—4.1%			2,522,697

	Net Assets—100.0%			$61,108,304

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

BHAC—Berkshire Hathaway Assurance Corp.

COP—Certificate of Participation

FGIC—Financial Guaranty Insurance Co.

NATL RE—National Public Finance Guarantee Corp.

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

PowerShares Insured California Municipal Bond Portfolio (PWZ) (continued)

October 31, 2013

Notes to Schedule of Investments:

(a)	This table, as of October 31, 2013, provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	53.6%
Assured Guaranty Corp.	22.2
National Public Finance Guarantee Corp.	15.2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Schedule of Investments

PowerShares Insured National Municipal Bond Portfolio (PZA)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—97.8%
	Ad Valorem Property Tax—12.0%
$ 1,500,000	Beaumont Texas Independent School District School Building Ser. 09 AGC	5.000%	02/15/38	$1,564,770
3,000,000	Beaver County Pennsylvania Ser. 09 AGM	5.550	11/15/31	3,246,720
3,000,000	California State Ser. 05 NATL RE	4.750	03/01/35	3,000,450
600,000	Centinela Valley California Union High School District (Election 2010) Ser. 12B AGM	5.000	08/01/50	602,910
5,000,000	Corona-Norca California Unified School District (Election 2006) Ser. 09B AGC	5.375	02/01/34	5,392,250
500,000	Corona-Norco California Unified School District (Election 2006) Ser. 09C AGM	5.500	08/01/39	531,760
1,500,000	District of Columbia Ser. 08E BHAC	5.000	06/01/33	1,564,620
1,000,000	El Monte California Union High School District (Election of 2008) Ser. 09A AGC	5.500	06/01/34	1,058,860
2,000,000	Lackawanna County Pennsylvania Ser. 10B AGM	5.000	09/01/35	1,915,320
2,500,000	Los Angeles Unified School District (Election 2002) Ser. 07C AGM	5.000	07/01/32	2,646,000
500,000	Los Angeles Unified School District (Election 2004) Ser. 06G AMBAC	5.000	07/01/31	529,525
2,500,000	Philadelphia Pennsylvania Ser. 09B AGC	7.125	07/15/38	2,754,625
2,600,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.250	07/01/30	2,272,062
500,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	418,175
36,500,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A AGM	5.000	07/01/35	29,636,905
890,000	Reading Pennsylvania School District (State Aid Withholding) Ser. 08 AGM	5.000	03/01/35	905,949
2,000,000	Riverside Community College District (Election 2004) Ser. 07C NATL RE	5.000	08/01/32	2,130,900
2,500,000	San Jacinto Unified School District (Election 2006) Ser. 07 AGM	5.250	08/01/32	2,611,775
2,500,000	Victor Valley California Union High School District (Election 2008) Ser. 09A AGC	5.000	08/01/34	2,514,675
2,535,000	Yosemite California Community College District (Election 2004) Ser. 08C AGM	5.000	08/01/32	2,705,301

				68,003,552

	Auto Parking Revenue—0.8%
2,000,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/35	2,062,120
2,500,000	Miami Florida Special Obligation (Marlins Stadium Project) Ser. 10A AGM	5.250	07/01/39	2,546,175

				4,608,295

	College Revenue—2.6%
4,510,000	California State University Rev. Systemwide Ser. 08A AGM	5.000	11/01/39	4,613,595
3,000,000	District of Columbia Rev. (Catholic University of America) Ser. 07 NATL RE	5.000	10/01/29	3,112,920
4,245,000	Georgia State Higher Education Facilities Auth. Rev. (USG Real Estate III) Ser. 10A AGC	5.000	06/15/38	4,289,997
1,000,000	Lafayette Louisiana Public Trust Financing Auth. Rev. Ragin’ Cajun Facilities (Housing & Parking Project) Ser. 10 AGM	5.500	10/01/41	1,027,080
1,250,000	Massachusetts State Health & Educational Facilities Auth. Rev. (Massachusetts Institute of Technology) Ser. 09O	6.000	07/01/36	1,428,687
250,000	New York State Dormitory Auth. Rev. Non-Special Treatment Supported Debt (Fordham University) Ser. 08B AGC	5.000	07/01/38	259,973

				14,732,252

	Electric Power Revenue—3.6%
1,150,000	Guam Power Auth. Rev. Ser. 10A AGM	5.000	10/01/37	1,149,942
9,835,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/30	9,961,478
900,000	Kentucky State Municipal Power Agency System Rev. (Prairie State Project) Ser. 07A NATL RE	5.000	09/01/37	907,722
500,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A BHAC	5.500	05/01/33	553,225
4,200,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 11A AGM	5.000	05/01/36	4,297,398
2,050,000	Municipal Energy Agency of Nebraska Ref. Ser. 09A BHAC	5.375	04/01/39	2,208,445
1,000,000	Redding California Electric System Rev. COP Ser. 08A AGM	5.000	06/01/30	1,032,520

				20,110,730

	General Fund—0.1%
500,000	California State Ref. Ser. 07 NATL RE	4.250	08/01/33	487,565

	Highway Tolls Revenue—9.7%
7,500,000	Delaware River Port Auth. Pennsylvania & New Jersey Rev. Ser. 10D AGM	5.000	01/01/40	7,719,525
4,250,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC	5.500	01/01/29	4,630,842
4,000,000	North Carolina Turnpike Auth. Triangle Expressway System Rev. Ser. 09A AGC	5.750	01/01/39	4,317,160
16,000,000	North Texas Tollway Auth. Rev. Ref. System (First Tier) Ser. 08K-1 AGC	5.750	01/01/38	17,160,960
3,000,000	Pennsylvania State Turnpike Commission Rev. Subordinate Ser. 11A	6.500	12/01/36	3,344,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

PowerShares Insured National Municipal Bond Portfolio (PZA) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Highway Tolls Revenue (continued)
$ 8,800,000	Pennsylvania State Turnpike Commission Turnpike Rev. Subordinate Ser. 12B AGM	5.000%	12/01/42	$8,908,504
8,000,000	Pennsylvania State Turnpike Commission Turnpike Rev. Subordinate Ser. 08C AGC	6.250	06/01/38	8,745,040
250,000	Puerto Rico Highway & Transportation Auth. Rev. Ref. Ser. 07CC AGM	5.250	07/01/32	213,590

				55,040,111

	Hospital Revenue—15.6%
650,000	Birmingham Alabama Special Care Facilities Financing Auth. Health Care Facilities Rev. (Children’s Hospital) Ser. 09 AGC	6.000	06/01/34	722,910
2,500,000	Birmingham Alabama Special Care Facilities Financing Auth. Health Care Facilities Rev. (Children’s Hospital) Ser. 09 AGC	6.000	06/01/39	2,765,850
500,000	California Health Facilities Financing Auth. Rev. (Childrens Hospital Los Angeles) Ser. 10A AGM	5.250	07/01/38	502,195
750,000	California Statewide Communities Development Auth. Rev. (Adventist Remarketed 05/23/08) Ser. 07B AGC	5.000	03/01/37	754,222
1,000,000	California Statewide Communities Development Auth. Rev. (Catholic Healthcare West) Ser. 07K AGC	5.500	07/01/41	1,044,950
5,000,000	Christian County Kentucky Hospital Rev. (Hospital-Jennie Stuart Medical Center) Ser. 06 AGC	5.500	02/01/36	5,111,250
2,500,000	Cobb County Georgia Kennestone Hospital Auth. Rev. Certificates Sub-Ser. 05B AMBAC	5.500	04/01/37	2,656,250
5,000,000	Colorado Health Facilities Auth. Rev. (Catholic Health) Ser. 06C-1 AGM	5.100	10/01/41	5,009,850
300,000	Connecticut State Health & Educational Facility Auth. (Yale—New Haven Hospital) Ser. 06J-1 AMBAC	5.000	07/01/31	305,352
1,570,000	District of Columbia Hospital Rev. (Children’s Hospital Obligation Group) Ser. 08 AGC	5.250	07/15/38	1,586,124
3,000,000	Gwinnett County Georgia Hospital Auth. RAC (Gwinnett Hospital System) Ser. 07D AGM	5.500	07/01/41	3,154,260
2,000,000	Halifax Hospital Medical Center (Florida Hospital) Rev. Ser. 06B-1 AGM	5.500	06/01/38	2,043,620
4,400,000	Hamilton County Ohio Health Care Facilities Rev. (Christ Hospital Project) Ser. 12 AGM	5.000	06/01/42	4,424,200
3,800,000	Harris County Health Facilities Development Corp. Thermal Utility Rev. (TECO Project) Ser. 08 AGC	5.125	11/15/37	3,952,532
1,000,000	Illinois Finance Auth. Rev. (Carle Foundation) Ser. 11A AGM	6.000	08/15/41	1,051,860
1,000,000	Illinois Finance Auth. Rev. (Southern Illinois Healthcare) Ser. 05 AGM	5.250	03/01/30	1,032,470
1,700,000	Indiana Health & Educational Facilities Finance Auth. Rev. (St. Francis) Ref. Ser. 06E AGM	5.250	05/15/41	1,718,241
2,500,000	Iowa Finance Auth. Health Facilities Rev. (Remarketed) Ser. 08A AGC	5.625	08/15/37	2,654,575
6,000,000	Jefferson Parish Louisiana Hospital District No. 1 Hospital Rev. Ref. (West Jefferson Medical Center) Ser. 11A AGM	6.000	01/01/39	6,420,000
1,960,000	Johnston North Carolina Memorial Hospital Auth. Ser. 08 AGM	5.250	10/01/36	1,996,123
485,000	Maryland State Health & Higher Educational Facilities Auth. Rev. Ser. 06A NATL RE	4.750	07/01/36	461,696
8,270,000	Medford Oregon Hospital Facilities Auth. Rev. Ref. (Asanthe Health System) Ser. 10 AGM	5.500	08/15/28	8,913,075
2,000,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM	5.000	08/01/41	2,011,220
1,700,000	Medical Center Hospital Auth. Georgia RAC (Columbus Regional Healthcare) Ser. 10 AGM	5.000	08/01/45	1,705,661
10,000,000	New Jersey Health Care Facilities Financing Auth. Rev. (Virtua Health) Ser. 09 AGC	5.500	07/01/38	10,382,500
500,000	New Jersey Health Care Facilities Financing Auth. Rev. Ref. (Barnabas Health) Ser. 11A	5.625	07/01/37	514,830
1,000,000	Ohio State Higher Educational Facilities Community Rev. (Summa Health System 2010 Project) Ser. 10 AGM	5.250	11/15/35	1,012,100
2,500,000	Palm Beach County Florida Health Facilities Auth. Health Facilities Rev. (Bethesda Healthcare System, Inc. Project) Ser. 10A AGM	5.250	07/01/40	2,547,600
15,000	Roanoke Virginia Industrial Development Auth. Hospital Rev. (Unrefunded Carilion Health System-Remarketed) Ser. 05B AGM	5.000	07/01/38	18,019
985,000	Roanoke Virginia Industrial Development Auth. Hospital Rev. Ref. (Carilion Health System-Remarketed) Ser. 05B AGM	5.000	07/01/38	1,003,351
1,000,000	South Carolina Jobs-Economic Development Auth. Hospital Rev. Ref. & Improvement (Anmed Health) Ser. 09B AGC	5.500	02/01/38	1,051,370
4,350,000	South Carolina Jobs-Economic Development Auth. Hospital Rev. Ref. (Palmetto Health) Ser. 11A AGM	6.500	08/01/39	4,852,686
1,000,000	South Fork Municipal Auth. Pennsylvania Hospital Rev. (Conemaugh Valley Memorial Hospital) Ser. 10B AGC	5.375	07/01/35	1,024,920
450,000	University of California Regents Medical Center Pooled Rev. Ser. 07A NATL RE	4.750	05/15/31	455,548
2,050,000	Washington State Health Care Facilities Auth. Rev. (Multicare Health System Remarketed) Ser. 07B AGM	5.500	08/15/38	2,101,660
850,000	Washington State Health Care Facilities Auth. Rev. (Providence Health) Ser. 06E AGM	5.250	10/01/33	906,100

				87,869,170

	Lease Revenue—4.3%
2,000,000	Arizona State COP (Department of Administration) Ser. 10A AGM	5.000	10/01/27	2,123,640
2,000,000	Arizona State COP (Department of Administration) Ser. 10A AGM	5.250	10/01/28	2,144,400
500,000	Kern County California COP (Capital Improvements Projects) Ser. 09A AGC	5.750	08/01/35	531,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

PowerShares Insured National Municipal Bond Portfolio (PZA) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Lease Revenue (continued)
$ 7,000,000	Los Angeles California Municipal Improvement Corp. Lease Rev. (Real Property) Ser. 09B AGC	5.500%	04/01/39	$7,460,040
2,150,000	Miami-Dade County Florida School Board COP Ser. 08B AGC	5.000	05/01/33	2,174,961
500,000	Miami-Dade County Florida School Board COP Ser. 09A AGC	5.375	02/01/34	528,300
4,000,000	Richmond Joint Powers Financing Auth. Lease Rev. (Civic Center Project) Ser. 09 AGC	5.750	08/01/29	4,188,320
5,000,000	State Public School Building Auth. Pennsylvania School Rev. (Harrisburg School District Project) Ser. 09A AGC	4.750	11/15/29	5,089,900

				24,240,801

	Miscellaneous Revenue—8.0%
7,500,000	Arizona State Lottery Rev. Ser. 10A AGM	5.000	07/01/28	7,980,975
7,500,000	Arizona State Lottery Rev. Ser. 10A AGM	5.000	07/01/29	7,905,225
2,500,000	Dallas Texas Civic Center Rev. Ref. & Improvement Ser. 09 AGC	5.250	08/15/34	2,620,200
2,000,000	Greater Arizona Development Auth. Infrastructure Rev. Ser. 05B NATL RE	5.000	08/01/35	2,033,820
2,025,000	Indianapolis Indiana Local Public Improvement Bond Bank (Pilot Infrastructure Project) Ser. 10F AGM	5.000	01/01/35	2,125,399
535,000	Indianapolis Indiana Local Public Improvement Bond Bank (Pilot Infrastructure Project) Ser. 10F AGM	5.000	01/01/40	559,450
1,000,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub-Ser. 08A-1 AGC	6.000	12/01/33	1,008,280
5,545,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub-Ser. 08A-1 AGC	6.000	12/01/38	5,562,245
1,500,000	Kentucky Economic Development Financial Auth. (Louisville Arena Project) Rev. Sub-Ser. 08A-1 AGC	6.000	12/01/42	1,481,625
500,000	New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09 AGC	6.500	01/01/46	542,650
1,000,000	Newark New Jersey Housing Auth. Housing Rev. (South Ward Police Facility) Ser. 09 AGC	6.750	12/01/38	1,155,070
11,535,000	Pittsburg Unified School District Financing Auth. Rev. (District Bond Program) Ser. 11 AGM	5.500	09/01/46	12,025,007

				44,999,946

	Port, Airport & Marina Revenue—5.7%
3,000,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.250	07/01/30	3,237,060
1,500,000	Birmingham Alabama Airport Auth. Airport Rev. Ser. 10 AGM	5.500	07/01/40	1,603,140
400,000	Chicago Illinois O’Hare International Airport Rev. (Ref. Third Indenture) Ser. 05A NATL RE	5.000	01/01/29	406,508
2,000,000	City of Cleveland Ohio Airport System Rev. Ref. Ser. 12A AGM	5.000	01/01/30	2,056,520
1,000,000	City of Cleveland Ohio Airport System Rev. Ref. Ser. 12A AGM	5.000	01/01/31	1,019,390
1,500,000	Manchester New Hampshire General Airport Rev. Ref. Remarketed Ser. 09A AGM	5.125	01/01/30	1,556,595
10,000,000	Miami-Dade County Florida Aviation Rev. Ser. 08B AGM	5.000	10/01/41	10,042,700
7,000,000	Miami-Dade County Florida Aviation Rev. Ser. 10B AGM	5.000	10/01/35	7,184,590
600,000	Philadelphia Pennsylvania Airport Rev. Ser. 10A AGM	5.000	06/15/35	612,834
2,500,000	Port of Seattle Rev. (Intermediate Lien) Ref. Ser. 05A NATL RE	5.000	03/01/35	2,516,350
2,000,000	San Jose California Airport Rev. Ser. 07B AMBAC	5.000	03/01/37	2,017,520

				32,253,207

	Recreational Revenue—1.5%
5,000,000	Miami-Dade County Florida Professional Sports Franchise Facilities Tax Ser. 09C AGC	5.375	10/01/28	5,280,150
3,000,000	New York City Industrial Development Agency Rev. Yankee Stadium (Pilot) Ser. 09 AGC	7.000	03/01/49	3,452,190

				8,732,340

	Sales Tax Revenue—3.1%
5,240,000	Bi-State Development Agency of Missouri-Illinois Metropolitan District Mass Transit Sales Tax (MetroLink Cross County Extension) Ser. 09 AGC	5.000	10/01/35	5,445,932
1,500,000	Central Puget Sound Regional Transportation Auth. Sales & Use Tax Rev. Ser. 07A AGM	5.000	11/01/34	1,570,560
400,000	Dallas Area Rapid Transit (Sr. Lien) Ser. 07 AMBAC	5.000	12/01/32	417,440
1,815,000	Illinois Regional Transportation Auth. Ser. 00 NATL RE	6.500	07/01/30	2,225,045
300,000	Illinois Regional Transportation Auth. Ser. 06A NATL RE	4.500	07/01/35	289,512
3,000,000	Pittsburgh & Allegheny County Pennsylvania Sports & Exhibition Auth. Sales Ref. (Regional Asset District) Ser. 10 AGM	5.000	02/01/31	3,086,160
2,500,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Subordinate Ser.) 10A AGM	5.000	08/01/40	2,096,200
1,000,000	San Francisco California Bay Area Rapid Transit District Sales Tax Rev. Ref. Ser. 05A NATL RE	5.000	07/01/30	1,049,760
1,000,000	Santa Clara Valley California Transportation Auth. Sales Tax Rev. (Ref. Measure A) Ser. 07A AMBAC	5.000	04/01/36	1,051,340

				17,231,949

	Sewer Revenue—8.0%
24,375,000	Chicago Illinois Wastewater Transmission Rev. (Second Lien) Ser. 12 AGM	5.000	01/01/37	24,373,294
2,500,000	Chicago Illinois Wastewater Transmission Rev. Ser. 08A BHAC	5.500	01/01/38	2,594,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

PowerShares Insured National Municipal Bond Portfolio (PZA) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Sewer Revenue (continued)
$ 2,000,000	Detroit Michigan Sewage Disposal Rev. (Second Lien-Remarketed) Ser. 06A BHAC	5.500%	07/01/36	$2,011,240
2,250,000	Detroit Michigan Sewage Disposal Rev. (Senior Lien-Remarketed) Ser. 03B AGM	7.500	07/01/33	2,414,047
5,000,000	Detroit Michigan Water & Sewerage Department Sewerage Disposal System Rev. Ref. (Senior Lien-Remarketed) Ser. 12A AGM	5.000	07/01/39	4,456,800
500,000	Fresno California Sewer Rev. Ser. 08A AGC	5.000	09/01/37	510,265
3,000,000	King County Washington Sewer Rev. Ser. 07 AGM	5.000	01/01/42	3,087,570
35,000	Los Angeles California Wastewater System Rev. (Prerefunded 2013) Ser. 05A NATL RE	4.750	06/01/35	37,441
385,000	Los Angeles California Wastewater System Rev. (Prerefunded) Ser. 05A NATL RE	4.750	06/01/35	411,850
80,000	Los Angeles California Wastewater System Rev. (Unrefunded 2013) Ser. 05A NATL RE	4.750	06/01/35	80,721
5,000,000	Sacramento County California Sanitation District Financing Auth. Rev. (Sacramento Regional County Sanitation) Ser. 06 NATL RE	5.000	12/01/36	5,096,400

				45,074,228

	Special Assessment—0.8%
4,000,000	Sacramento California Area Flood Control Agency Consolidated Capital Assessment District Ser. 08 BHAC	5.625	10/01/37	4,279,400

	Student Loan Revenue—0.6%
2,980,000	Maine Educational Loan Auth. Student Loan Rev. Ser. 09A-3 Class A AGC	5.875	12/01/39	3,105,309

	Tax Increment Revenue—1.9%
1,000,000	Park Creek Metropolitan District Colorado Rev. (Senior Limited Property Tax) Ser. 11A AGM	6.125	12/01/41	1,071,200
3,930,000	Westminster California Redevelopment Agency Tax Allocation Rev. Subordinate (Commercial Redevelopment Project No. 1) Ser. 09 AGC	6.250	11/01/39	4,368,038
5,000,000	Westminster California Redevelopment Agency Tax Allocation Rev. Subordinate (Commercial Redevelopment Project No. 1) Ser. 09 AGC	5.750	11/01/45	5,223,500

				10,662,738

	Transit Revenue—5.0%
11,500,000	Metropolitan Transportation Auth. New York Rev. Ser. 12E AGM	5.000	11/15/42	11,683,540
400,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 07A AMBAC	5.000	12/15/32	415,624
15,000,000	New Jersey State Transportation Trust Fund Auth. (Transit System) Ser. 08A AGC	5.500	12/15/38	16,355,700

				28,454,864

	Water Revenue—14.5%
9,500,000	Atlanta Georgia Water & Wastewater Rev. Ser. 09-B AGM	5.250	11/01/34	9,900,710
1,000,000	Birmingham Alabama Waterworks & Sewer Board Rev. Ser. 09A AGC	5.250	01/01/39	1,025,780
2,160,000	Bucks County Pennsylvania Water & Sewer Auth. System Rev. Ser. 11 AGM	5.000	12/01/41	2,229,401
2,250,000	Chicago Illinois Waterworks Rev. Ref. (Second Lien) Ser. 08 AGM	5.250	11/01/33	2,328,705
200,000	City of Cape Coral Florida Water & Sewer Rev. Ref. Ser. 11 AGM	5.000	10/01/41	204,312
2,000,000	Detroit Michigan Water Supply System Rev. (Second Lien-Remarketed) Ser. 06B AGM	6.250	07/01/36	2,033,060
5,425,000	Detroit Michigan Water Supply System Rev. (Second Lien-Remarketed) Ser. 06B AGM	7.000	07/01/36	5,702,543
1,500,000	Detroit Water Supply System Rev. (Second Lien) Ref. Ser. 06C AGM	5.000	07/01/29	1,453,980
1,000,000	East Bay California Municipal Utility District Water System Rev. Subordinated Ser. 05A NATL RE	5.000	06/01/35	1,038,290
760,000	Erie Pennsylvania Water Auth. Rev. Ser.12 AGM	4.000	12/01/47	619,795
1,500,000	Florida Municipal Loan Council Ser. 11D AGM	5.500	10/01/41	1,563,315
3,570,000	Houston Texas Utility System Rev. Ref. (Combined-First Lien) Ser. 09A AGC	6.000	11/15/35	3,971,375
6,535,000	Indianapolis Indiana Local Public Improvement (Waterworks Project) Ser. 09A AGC	5.500	01/01/38	6,881,420
1,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGM	5.000	10/01/27	1,080,450
20,000,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGM	5.000	10/01/29	21,257,600
1,500,000	Miami-Dade County Florida Water & Sewer System Rev. Ser. 10 AGM	4.625	10/01/30	1,549,620
1,000,000	New York City Municipal Water Finance Auth. Water & Sewer System Rev. (Second General Resolution) Ser. 08DD	6.000	06/15/40	1,119,110
5,000,000	North Fort Bend Texas Water Auth. (Water System) Rev. Ser. 09 AGC	5.250	12/15/34	5,277,400
2,500,000	North Fort Bend Texas Water Auth. (Water System) Rev. Ser. 11 AGM	5.000	12/15/36	2,601,275
2,000,000	North Sumter County Florida Utility Dependent District Utility Rev. Ser. 10 AGM	5.375	10/01/40	2,030,420
875,000	Philadelphia Pennsylvania Water & Wastewater Rev. Ser. 10C AGM	5.000	08/01/40	889,945
3,000,000	Port St. Lucie Florida Utility Rev. Ref. System Ser. 09 AGC	5.000	09/01/35	3,176,070
4,050,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A AGC	5.125	07/01/47	3,161,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

PowerShares Insured National Municipal Bond Portfolio (PZA) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Water Revenue (continued)
$1,000,000	San Jacinto Texas River Auth. Special Project Rev. (GRP Project) Ser. 11 AGM	5.000%	10/01/37	$1,015,270

				82,111,317

	Total Investments (Cost $548,678,530)(a)—97.8%			551,997,774
	Other assets less liabilities—2.2%			12,599,845

	Net Assets—100.0%			$564,597,619

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

BHAC—Berkshire Hathaway Assurance Corp.

COP—Certificate of Participation

NATL RE—National Public Finance Guarantee Corp.

RAC—Revenue Anticipation Certificates

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

Notes to Schedule of Investments:

(a)	This table, as of October 31, 2013, provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	57.2%
Assured Guaranty Corp.	33.2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Schedule of Investments

PowerShares Insured New York Municipal Bond Portfolio (PZT)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds—92.9%
	Ad Valorem Property Tax—4.8%
$1,000,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.250%	07/01/30	$873,870
790,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 07A-4 AGM	5.000	07/01/31	660,716
1,000,000	Puerto Rico Commonwealth Public Improvement Ref. Ser. 12A AGM	5.000	07/01/35	811,970

				2,346,556

	College Revenue—9.8%
1,500,000	New York State Dormitory Auth. Rev. (New York University) Ser. 01 AMBAC	5.500	07/01/40	1,678,950
2,500,000	New York State Dormitory Auth. Rev. (The New School) Ser. 10 AGM	5.500	07/01/43	2,607,200
500,000	New York State Dormitory Auth. Rev. Non-Special Treatment Supported Debt (Fordham University) Ser. 08B AGC	5.000	07/01/38	519,945

				4,806,095

	Electric Power Revenue—17.0%
1,000,000	Guam Power Auth. Rev. Ser. 12A AGM	5.000	10/01/30	1,012,860
6,500,000	Long Island Power Auth. New York Electric Systems Rev. General Ser. 08A BHAC	5.500	05/01/33	7,191,925
185,000	New York State Power Auth. Rev. Ser. 07A NATL RE	4.500	11/15/47	185,065

				8,389,850

	Highway Tolls Revenue—7.8%
1,000,000	New York State Thruway Auth. General Rev. Ser. 05G AGM	5.000	01/01/32	1,037,950
600,000	New York State Thruway Auth. General Rev. Ser. 07H NATL RE	5.000	01/01/37	617,634
2,000,000	Puerto Rico Commonwealth Highway & Transportation Auth. Rev. Ref. Ser. 07CC AGM	5.250	07/01/32	1,708,720
460,000	Triborough Bridge & Tunnel Auth. Rev. Ref. Ser. 02 NATL RE	5.000	11/15/32	460,865

				3,825,169

	Hospital Revenue—3.4%
600,000	New York State Dormitory Auth. Rev. (Mental Health Services Facilities Improvement) Ser. 05B AMBAC	5.000	02/15/30	618,498
1,000,000	New York State Dormitory Auth. Rev. Special Treatment Supported Debt (Mental Health Services Facilities Improvement) Ser. 08A AGM	5.000	02/15/38	1,034,240

				1,652,738

	Income Tax Revenue—1.0%
500,000	New York State Urban Development Corp. Rev. (State Personal Income Tax) Ser. 07C NATL RE	4.500	03/15/37	502,530

	Miscellaneous Revenue—8.8%
2,500,000	New York City Industrial Development Agency Rev. Queens Baseball Stadium (Pilot) Ser. 09 AGC	6.500	01/01/46	2,713,250
1,000,000	New York City Transitional Finance Auth. Building Aid Rev. (Fiscal 2007) Ser. 06S-1 NATL RE	5.000	07/15/36	1,028,740
600,000	New York City Transitional Finance Auth. Building Aid Rev. Ser. 07S-2 NATL RE	4.250	01/15/34	594,348

				4,336,338

	Port, Airport & Marina Revenue—4.2%
1,000,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Forty-Eighth) Ser. 07 AGM	5.000	08/15/33	1,030,790
1,000,000	Port Auth. of New York & New Jersey (Consolidated-One Hundred Forty-Eighth) Ser. 07 AGM	5.000	08/15/37	1,025,160

				2,055,950

	Recreational Revenue—5.9%
2,000,000	New York City Industrial Development Agency Rev. Yankee Stadium (Pilot) Ser. 09 AGC	7.000	03/01/49	2,301,460
600,000	New York City Trust for Cultural Resources Rev. (American Museum of National History) Ser. 04A NATL RE	5.000	07/01/44	610,026

				2,911,486

	Sales Tax Revenue—10.0%
400,000	Puerto Rico Commonwealth Highway & Transportation Auth. Rev. Ref. Ser. 07N FGIC	5.250	07/01/39	268,428
790,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Subordinate Ser.) 10A AGM	5.000	08/01/40	662,399
1,435,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev. (First Subordinate Ser.) 10C AGM	5.125	08/01/42	1,223,983
2,690,000	Sales Tax Asset Receivables Corp. Ser. 04A AMBAC	5.000	10/15/32	2,775,112

				4,929,922

	Sewer Revenue—4.1%
2,000,000	New York City Municipal Finance Auth. Water & Sewer System Rev. Ser. 07AA NATL RE	4.750	06/15/33	2,045,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

PowerShares Insured New York Municipal Bond Portfolio (PZT) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Municipal Bonds (continued)
	Transit Revenue—8.5%
$ 600,000	Metropolitan Transportation Auth. Rev. Ser. 07A NATL RE	4.750%	11/15/37	$ 600,642
1,500,000	Metropolitan Transportation Auth. Rev. Ser. 11A AGM	5.000	11/15/36	1,536,840
2,000,000	Metropolitan Transportation Auth. Rev. Ser. 12E AGM	5.000	11/15/42	2,031,920

				4,169,402

	Water Revenue—7.6%
1,100,000	Nassau County New York Sewer & Storm Water Finance Auth. System Rev. Ser. 08A BHAC	5.375	11/01/28	1,227,226
600,000	New York City Municipal Finance Auth. Water & Sewer System Rev. Ser. 07A AGM	4.250	06/15/39	574,662
2,500,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev. (Senior Lien) Ser. 08A AGC	5.125	07/01/47	1,951,525

				3,753,413

	Total Investments (Cost $47,321,096)(a)—92.9%			45,725,289
	Other assets less liabilities—7.1%			3,478,481

	Net Assets—100.0%			$49,203,770

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

Auth.—Authority

BHAC—Berkshire Hathaway Assurance Corp.

FGIC—Financial Guaranty Insurance Co.

NATL RE—National Public Finance Guarantee Corp.

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

Notes to Schedule of Investments:

(a)	This table, as of October 31, 2013, provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	39.0%
Berkshire Hathaway Assurance Corp.	18.4
Assured Guaranty Corp.	16.4
National Public Finance Guarantee Corp.	14.5
American Municipal Bond Assurance Corp.	11.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Schedule of Investments

PowerShares International Corporate Bond Portfolio (PICB)

October 31, 2013

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds—97.9%
		Australia—4.7%
EUR	150,000	Australia & New Zealand Banking Group Ltd., Series E, MTN	3.750%	03/10/17	$221,785
AUD	500,000	BHP Billiton Finance Ltd., MTN	3.750	10/18/17	467,327
EUR	500,000	BHP Billiton Finance Ltd., Series E, MTN	2.250	09/25/20	692,644
GBP	350,000	BHP Billiton Finance Ltd., Series E, MTN	3.250	09/25/24	547,057
EUR	400,000	Commonwealth Bank of Australia, Series E, MTN	5.500	08/06/19	633,897
EUR	150,000	Commonwealth Bank of Australia, Series E, MTN	4.375	02/25/20	233,891
AUD	1,050,000	National Australia Bank Ltd., Series DIP	6.000	02/15/17	1,061,017
EUR	250,000	National Australia Bank Ltd., Series E, MTN	2.750	08/08/22	350,412
EUR	350,000	National Australia Bank Ltd., Series G, MTN	4.000	07/13/20	537,589
GBP	200,000	QBE Insurance Group Ltd., MTN	6.125	09/28/15	347,243
EUR	300,000	Telstra Corp. Ltd., Series E, MTN	3.500	09/21/22	443,512
EUR	300,000	Telstra Corp. Ltd., Series E, MTN	2.500	09/15/23	403,544
AUD	500,000	Westpac Banking Corp., MTN	7.250	11/18/16	520,803
EUR	200,000	Westpac Banking Corp., Series E, MTN	4.125	05/25/18	304,523
GBP	150,000	Westpac Banking Corp., Series E, MTN	5.000	10/21/19	272,611
GBP	200,000	WT Finance Aust Pty Ltd.	5.500	06/27/17	361,720

					7,399,575

		Austria—0.5%
EUR	250,000	Hypo Alpe-Adria-Bank International AG, Series E, MTN	4.250	10/31/16	353,982
EUR	300,000	Hypo Alpe-Adria-Bank International AG, Series E, MTN	4.375	01/24/17	424,628

					778,610

		Belgium—0.9%
GBP	200,000	Anheuser-Busch InBev NV, Series E, MTN	6.500	06/23/17	375,475
GBP	150,000	Anheuser-Busch InBev NV, Series E, MTN	9.750	07/30/24	375,326
GBP	200,000	Anheuser-Busch InBev NV, Series E, MTN	4.000	09/24/25	333,602
EUR	200,000	KBC Internationale Financieringsmaatschappij NV, Series E, MTN	4.500	03/27/17	300,934

					1,385,337

		Canada—12.8%
CAD	400,000	Bank of Montreal, Series DPNT	3.490	06/10/16	399,674
CAD	550,000	Bank of Montreal, Series DPNT	2.960	08/02/16	542,295
CAD	300,000	Bank of Montreal, Series DPNT	2.390	07/12/17	289,537
CAD	1,100,000	Bank of Montreal, Series DPNT	2.240	12/11/17	1,050,751
CAD	700,000	Bank of Montreal, Series DPNT	3.210	09/13/18	690,838
CAD	400,000	Bank of Montreal, Series DPNT	2.840	06/04/20	379,138
CAD	325,000	Bank of Nova Scotia	3.610	02/22/16	324,542
CAD	850,000	Bank of Nova Scotia, Series DPNT	2.740	12/01/16	833,136
CAD	400,000	Bank of Nova Scotia, Series DPNT	2.598	02/27/17	389,797
CAD	450,000	Bank of Nova Scotia, Series DPNT	4.100	06/08/17	460,184
CAD	1,200,000	Bank of Nova Scotia, Series DPNT	2.370	01/11/18	1,151,165
CAD	275,000	Bell Canada	3.600	12/02/15	272,780
CAD	300,000	Bell Canada	3.350	06/18/19	290,849
CAD	575,000	Bell Canada, MTN	4.400	03/16/18	587,781
CAD	350,000	Bell Canada, MTN	3.250	06/17/20	332,830
CAD	500,000	Bell Canada, Series M-26	3.350	03/22/23	453,771
CAD	600,000	Canadian Imperial Bank of Commerce/Canada	2.650	11/08/16	586,358
CAD	500,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT	1.750	06/01/16	478,017
CAD	850,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT	2.350	10/18/17	816,672
CAD	850,000	Canadian Imperial Bank of Commerce/Canada, Series DPNT, MTN	3.950	07/14/17	865,657
CAD	300,000	CDP Financial, Inc.	4.600	07/15/20	317,649
CAD	150,000	Rogers Communications, Inc.	5.800	05/26/16	157,333
CAD	625,000	Rogers Communications, Inc.	5.340	03/22/21	669,469
CAD	300,000	Royal Bank of Canada, Series DPNT	2.680	12/08/16	293,312
CAD	700,000	Royal Bank of Canada, Series DPNT	3.660	01/25/17	704,846
CAD	400,000	Royal Bank of Canada, Series DPNT	2.364	09/21/17	384,381
CAD	700,000	Royal Bank of Canada, Series DPNT	2.260	03/12/18	666,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2013

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Canada (continued)
CAD	700,000	Royal Bank of Canada, Series DPNT	2.820%	07/12/18	$679,869
CAD	1,000,000	Royal Bank of Canada, Series DPNT	2.890	10/11/18	969,804
CAD	1,000,000	Royal Bank of Canada, Series DPNT	2.980	05/07/19	968,960
CAD	350,000	Shaw Communications, Inc.	5.650	10/01/19	374,483
CAD	450,000	Shaw Communications, Inc.	6.750	11/09/39	494,122
CAD	150,000	TELUS Corp., Series CG	5.050	12/04/19	159,043
CAD	500,000	TELUS Corp., Series CH	5.050	07/23/20	529,108
CAD	450,000	Toronto-Dominion Bank (The), Series DPNT	2.948	08/02/16	444,127
CAD	400,000	Toronto-Dominion Bank (The), Series DPNT	2.433	08/15/17	387,246
CAD	600,000	Toronto-Dominion Bank (The), Series DPNT	2.171	04/02/18	569,133

					19,964,921

		Denmark—1.6%
EUR	250,000	Carlsberg Breweries A/S, Series E, MTN	3.375	10/13/17	366,387
EUR	200,000	Danske Bank A/S, Series E, MTN	2.500	07/09/15	279,793
EUR	150,000	Danske Bank A/S, Series E, MTN	3.875	05/18/16	218,687
GBP	250,000	DONG Energy A/S, Series E, MTN	4.875	01/12/32	423,111
NOK	5,000,000	Nykredit Bank A/S, Series E, MTN	5.000	08/21/18	879,669
GBP	150,000	TDC A/S, MTN	5.625	02/23/23	273,896

					2,441,543

		Finland—0.3%
EUR	300,000	Fortum OYJ, Series E, MTN	2.250	09/06/22	399,787

		France—15.1%
EUR	350,000	Areva SA, Series E, MTN	3.875	09/23/16	509,819
EUR	150,000	Autoroutes du Sud de la France SA, Series E, MTN	5.625	07/04/22	254,239
EUR	200,000	Banque Federative du Credit Mutuel SA, Series E, MTN	2.000	09/19/19	271,452
EUR	200,000	Banque Federative du Credit Mutuel SA, Series E, MTN	4.125	07/20/20	303,558
EUR	200,000	Banque Federative du Credit Mutuel SA, Series E, MTN	4.000	10/22/20	291,684
EUR	200,000	BNP Paribas Fortis SA, Series E, MTN	5.757	10/04/17	311,447
EUR	500,000	BNP Paribas SA, Series E, MTN	5.431	09/07/17	770,674
EUR	250,000	BNP Paribas SA, Series E, MTN	2.500	08/23/19	351,849
EUR	700,000	BNP Paribas SA, Series E, MTN	3.750	11/25/20	1,051,534
EUR	300,000	BNP Paribas SA, Series E, MTN	2.875	10/24/22	417,125
EUR	100,000	Bouygues SA	4.250	07/22/20	153,164
EUR	200,000	BPCE SA	4.625	07/18/23	281,983
EUR	250,000	BPCE SA, Series E, MTN	3.750	07/21/17	369,785
EUR	200,000	Carrefour SA, Series E, MTN	1.750	05/22/19	270,346
EUR	200,000	Carrefour SA, Series E, MTN	4.000	04/09/20	301,717
EUR	100,000	Carrefour SA, Series E, MTN	3.875	04/25/21	149,871
EUR	300,000	Casino Guichard Perrachon SA, Series E, MTN	3.157	08/06/19	428,611
EUR	150,000	Cie de St-Gobain, Series E, MTN	3.500	09/30/15	214,316
EUR	200,000	Cie de St-Gobain, Series E, MTN	4.750	04/11/17	304,516
EUR	150,000	Cie Financiere et Industrielle des Autoroutes SA	5.000	05/24/21	242,022
EUR	350,000	Credit Agricole SA, Series E, MTN	5.971	02/01/18	546,402
EUR	150,000	Credit Agricole SA, Series E, MTN	5.875	06/11/19	237,051
EUR	300,000	Credit Agricole SA/London, Series E, MTN	3.875	02/13/19	450,160
EUR	500,000	Credit Agricole SA/London, Series E, MTN	5.125	04/18/23	823,980
EUR	100,000	Credit Mutuel Arkea SA, Series E, MTN	5.000	06/28/17	154,235
EUR	300,000	Electricite de France SA, Series E, MTN	6.250	01/25/21	520,845
EUR	300,000	Electricite de France SA, Series E, MTN	2.750	03/10/23	415,884
EUR	400,000	Electricite de France SA, Series E, MTN	4.625	09/11/24	641,686
EUR	400,000	Electricite de France SA, Series E, MTN	4.125	03/25/27	603,088
GBP	350,000	Electricite de France SA, Series E, MTN	6.250	05/30/28	686,799
GBP	500,000	Electricite de France SA, Series E, MTN	6.125	06/02/34	984,906
GBP	400,000	Electricite de France SA, Series E, MTN	5.500	10/17/41	736,528
EUR	200,000	GDF Suez, Series E, MTN	6.875	01/24/19	346,078

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2013

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		France (continued)
GBP	200,000	GDF Suez, Series E, MTN	6.125%	02/11/21	$389,191
EUR	1,000,000	GDF Suez, Series E, MTN	3.500	10/18/22	1,499,099
EUR	100,000	GIE GDF SUEZ Alliance, Series E, MTN	5.750	06/24/23	173,415
GBP	600,000	Orange SA, Series E, MTN	5.000	05/12/16	1,043,326
EUR	750,000	Orange SA, Series E, MTN	3.875	04/09/20	1,127,071
EUR	150,000	Orange SA, Series E, MTN	3.875	01/14/21	225,216
EUR	200,000	Pernod Ricard SA	5.000	03/15/17	304,160
EUR	100,000	Societe Des Autoroutes Paris-Rhin-Rhone, Series E, MTN	5.000	01/12/17	151,169
EUR	200,000	Societe Generale SA, Series E, MTN	4.000	04/20/16	292,205
EUR	150,000	Societe Generale SA, Series E, MTN	3.125	09/21/17	218,353
GBP	300,000	Societe Generale SA, Series E, MTN	5.400	01/30/18	527,426
EUR	300,000	Societe Generale SA, Series E, MTN	4.750	03/02/21	475,503
EUR	300,000	Societe Generale SA, Series E, MTN	4.250	07/13/22	463,722
GBP	500,000	Societe Nationale des Chemins de Fer Francais, Series E, MTN	5.375	03/18/27	914,988
GBP	250,000	Total Capital SA, Series E, MTN	3.875	12/14/18	438,636
EUR	250,000	Total Capital SA, Series E, MTN	4.875	01/28/19	401,418
EUR	100,000	Vinci SA, Series E, MTN	4.125	02/20/17	149,162
EUR	300,000	Vivendi SA, Series E, MTN	4.750	07/13/21	458,612

					23,650,026

		Germany—8.8%
EUR	250,000	Allianz Finance II BV, Series E, MTN	4.750	07/22/19	398,083
EUR	500,000	Allianz Finance II BV, Series E, MTN	3.500	02/14/22	750,668
EUR	250,000	BASF SE, Series 10Y	2.000	12/05/22	335,532
EUR	400,000	BMW Finance NV, Series E, MTN	3.625	01/29/18	600,218
GBP	250,000	BMW Finance NV, Series E, MTN	3.375	12/14/18	424,732
EUR	250,000	BMW Finance NV, Series E, MTN	3.250	01/14/19	369,929
EUR	150,000	Commerzbank AG, Series E, MTN	3.875	03/22/17	220,254
EUR	250,000	Commerzbank AG, Series E, MTN	4.000	09/16/20	373,722
EUR	200,000	Daimler AG, Series E, MTN	4.125	01/19/17	298,985
NOK	1,200,000	Daimler International Finance BV, Series E, MTN	3.625	01/20/16	207,719
EUR	300,000	Deutsche Bahn Finance BV, Series E, MTN	4.875	03/12/19	482,428
EUR	150,000	Deutsche Bank AG, Series E, MTN	5.125	08/31/17	233,580
EUR	350,000	Deutsche Bank AG, Series E, MTN	5.000	06/24/20	529,111
EUR	400,000	Deutsche Telekom International Finance BV, Series E, MTN	2.125	01/18/21	544,248
GBP	100,000	Deutsche Telekom International Finance BV, Series E, MTN	6.500	04/08/22	195,965
EUR	500,000	Deutsche Telekom International Finance BV, Series E, MTN	4.250	07/13/22	770,396
EUR	1,100,000	E.ON International Finance BV, Series E, MTN	5.750	05/07/20	1,856,531
NOK	2,000,000	Linde AG, Series E, MTN	2.750	09/28/17	340,465
EUR	100,000	Merck Financial Services GmbH, Series E, MTN	4.500	03/24/20	157,902
EUR	350,000	RWE Finance BV, Series E, MTN	6.625	01/31/19	590,541
GBP	200,000	RWE Finance BV, Series E, MTN	6.250	06/03/30	385,198
GBP	800,000	RWE Finance BV, Series E, MTN	4.750	01/31/34	1,311,285
EUR	90,000	Siemens Financieringsmaatschappij NV, Series E, MTN	5.125	02/20/17	139,424
EUR	250,000	Siemens Financieringsmaatschappij NV, Series E, MTN	5.625	06/11/18	407,150
EUR	100,000	Siemens Financieringsmaatschappij NV, Series E, MTN	2.875	03/10/28	136,367
GBP	500,000	Siemens Financieringsmaatschappij NV, Series E, MTN	3.750	09/10/42	740,689
EUR	150,000	Volkswagen International Finance NV, Series E, MTN	1.875	05/15/17	210,377
EUR	250,000	Volkswagen International Finance NV, Series E, MTN	3.250	01/21/19	368,427
EUR	300,000	Volkswagen Leasing GmbH, Series E, MTN	2.375	09/06/22	409,376

					13,789,302

		Hong Kong—0.3%
EUR	150,000	Hutchison Whampoa Europe Finance 12 Ltd., Series E, MTN	2.500	06/06/17	212,116
EUR	150,000	Hutchison Whampoa Finance 09 Ltd.	4.750	11/14/16	225,215

					437,331

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2013

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Italy—9.5%
EUR	300,000	Assicurazioni Generali SpA, Series E, MTN	5.125%	09/16/24	$458,114
EUR	250,000	Atlantia SpA	3.625	11/30/18	360,818
EUR	500,000	Atlantia SpA, Series E, MTN	3.375	09/18/17	722,322
EUR	200,000	Atlantia SpA, Series E, MTN	4.500	02/08/19	302,088
GBP	300,000	Atlantia SpA, Series E, MTN	6.250	06/09/22	543,465
EUR	100,000	Enel Finance International NV, Series E, MTN	4.125	07/12/17	146,765
EUR	300,000	Enel Finance International NV, Series E, MTN	4.875	03/11/20	456,481
EUR	250,000	Enel Finance International NV, Series E, MTN	5.000	09/14/22	382,784
EUR	200,000	Enel Finance International NV, Series E, MTN	4.875	04/17/23	300,114
EUR	750,000	Enel Finance International NV, Series G, MTN(b)	5.750	10/24/18	1,190,804
EUR	200,000	Enel SpA	4.875	02/20/18	299,068
GBP	650,000	Enel SpA, Series E, MTN	6.250	06/20/19	1,175,034
EUR	400,000	Eni SpA	4.125	09/16/19	607,429
EUR	400,000	Eni SpA, Series E, MTN	4.250	02/03/20	611,023
EUR	150,000	Eni SpA, Series E, MTN	4.000	06/29/20	225,607
EUR	300,000	Eni SpA, Series E, MTN	3.250	07/10/23	421,395
EUR	400,000	Intesa Sanpaolo SpA, Series E, MTN	4.125	01/14/16	570,077
EUR	300,000	Intesa Sanpaolo SpA, Series E, MTN	4.125	09/19/16	429,828
EUR	300,000	Intesa Sanpaolo SpA, Series E, MTN	5.000	02/28/17	443,937
EUR	400,000	Intesa Sanpaolo SpA, Series E, MTN	4.375	10/15/19	580,636
EUR	200,000	Intesa Sanpaolo SpA, Series G, MTN	4.000	11/08/18	288,409
EUR	200,000	Snam SpA, Series E, MTN	5.000	01/18/19	308,269
EUR	300,000	Telecom Italia SpA, MTN	5.125	01/25/16	430,718
EUR	300,000	Telecom Italia SpA, Series E, MTN	4.500	09/20/17	422,784
GBP	700,000	Telecom Italia SpA, Series E, MTN	7.375	12/15/17	1,237,299
EUR	400,000	Telecom Italia SpA, Series E, MTN	5.250	02/10/22	554,709
EUR	250,000	Terna Rete Elettrica Nazionale SpA, Series E, MTN	4.125	02/17/17	368,075
EUR	100,000	Terna Rete Elettrica Nazionale SpA, Series E, MTN	4.750	03/15/21	155,586
EUR	300,000	UniCredit SpA, Series E, MTN	4.875	03/07/17	438,965
EUR	300,000	UniCredit SpA, Series E, MTN	3.375	01/11/18	417,905

					14,850,508

		Japan—1.1%
JPY	30,000,000	Development Bank of Japan, Inc.	1.050	06/20/23	320,382
JPY	30,000,000	Development Bank of Japan, Inc.	2.300	03/19/26	363,296
JPY	100,000,000	Panasonic Corp., Series 10	0.752	03/18/16	1,030,164

					1,713,842

		Netherlands—8.2%
EUR	700,000	ABN AMRO Bank NV, Series E, MTN	3.625	10/06/17	1,038,282
EUR	200,000	ABN AMRO Bank NV, Series E, MTN	7.125	07/06/22	325,342
GBP	500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, Series 2541	4.000	09/19/22	843,735
EUR	500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, Series E, MTN	3.375	04/21/17	732,793
EUR	300,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, Series E, MTN	4.750	01/15/18	466,000
EUR	150,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, Series E, MTN	3.500	10/17/18	223,055
EUR	300,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, Series E, MTN	4.125	01/12/21	459,315
EUR	500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, Series E, MTN	4.750	06/06/22	801,304
EUR	650,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, Series E, MTN	4.125	09/14/22	935,007
GBP	250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, Series E, MTN	5.250	09/14/27	427,368
EUR	500,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, Series G, MTN	4.125	01/14/20	764,053
EUR	600,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, Series G, MTN	3.750	11/09/20	856,550
EUR	650,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, Series G, MTN	4.000	01/11/22	988,133
EUR	250,000	Heineken NV, Series E, MTN	2.125	08/04/20	341,024
EUR	300,000	ING Bank NV, Series E, MTN	3.875	05/24/16	437,386
GBP	350,000	ING Bank NV, Series E, MTN	5.375	04/15/21	641,184
EUR	450,000	ING Bank NV, Series E, MTN	4.500	02/21/22	708,303
EUR	350,000	ING Groep NV, Series E, MTN	4.750	05/31/17	532,243
EUR	300,000	Koninklijke KPN NV, Series G, MTN	3.750	09/21/20	437,096

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2013

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Netherlands (continued)
GBP	250,000	Koninklijke KPN NV, Series G, MTN	5.750%	09/17/29	$450,593
EUR	250,000	Shell International Finance BV, Series E, MTN	4.375	05/14/18	389,401

					12,798,167

		Norway—0.8%
EUR	275,000	DNB Bank ASA, Series E, MTN	3.875	06/29/20	417,284
EUR	250,000	DNB Bank ASA, Series E, MTN	4.250	01/18/22	387,943
EUR	250,000	Statoil ASA, Series E, MTN	5.625	03/11/21	430,613
EUR	50,000	Telenor ASA, Series E, MTN	4.875	05/29/17	77,179

					1,313,019

		Spain—6.7%
EUR	400,000	Abbey National Treasury Services PLC/London, Series E, MTN	3.375	10/20/15	570,230
EUR	100,000	Abertis Infraestructuras SA	4.625	10/14/16	147,995
EUR	100,000	Abertis Infraestructuras SA	5.125	06/12/17	152,027
EUR	100,000	BBVA Senior Finance SAU, Series G, MTN	3.250	04/23/15	139,767
EUR	150,000	BBVA Senior Finance SAU, Series G, MTN	3.875	08/06/15	212,562
EUR	200,000	BBVA Senior Finance SAU, Series G, MTN	4.375	09/21/15	286,775
EUR	200,000	BBVA Senior Finance SAU, Series G, MTN	3.250	03/21/16	281,353
EUR	200,000	BBVA Senior Finance SAU, Series G, MTN	3.750	01/17/18	286,826
EUR	300,000	CaixaBank, MTN	3.125	05/14/18	415,393
EUR	300,000	CaixaBank, Series E, MTN	3.250	01/22/16	420,784
EUR	150,000	Gas Natural Capital Markets SA, Series 5, MTN	4.375	11/02/16	221,407
EUR	300,000	HIT Finance BV	5.750	03/09/18	472,782
EUR	200,000	Iberdrola Finanzas SAU, Series E, MTN	4.125	03/23/20	297,883
GBP	400,000	Iberdrola Finanzas SAU, Series E, MTN	7.375	01/29/24	783,228
EUR	200,000	Mapfre SA	5.125	11/16/15	289,753
EUR	200,000	Repsol International Finance BV, Series E, MTN	4.875	02/19/19	305,789
EUR	100,000	Santander International Debt SAU, Series E, MTN	4.500	05/18/15	142,331
EUR	200,000	Santander International Debt SAU, Series E, MTN	4.625	03/21/16	290,071
EUR	500,000	Santander International Debt SAU, Series E, MTN	4.000	03/27/17	727,672
EUR	100,000	Santander International Debt SAU, Series E, MTN	4.125	10/04/17	147,117
EUR	200,000	Santander International Debt SAU, Series E, MTN	4.000	01/24/20	290,832
EUR	200,000	Telefonica Emisiones SAU, MTN	4.750	02/07/17	297,512
EUR	300,000	Telefonica Emisiones SAU, Series E, MTN	4.797	02/21/18	452,369
EUR	100,000	Telefonica Emisiones SAU, Series E, MTN	4.693	11/11/19	150,544
EUR	200,000	Telefonica Emisiones SAU, Series E, MTN	4.710	01/20/20	298,842
GBP	100,000	Telefonica Emisiones SAU, Series E, MTN	5.597	03/12/20	174,109
GBP	500,000	Telefonica Emisiones SAU, Series E, MTN	5.289	12/09/22	846,024
EUR	1,000,000	Telefonica Emisiones SAU, Series G, MTN	3.661	09/18/17	1,447,634

					10,549,611

		Sweden—3.1%
GBP	300,000	Nordea Bank AB, Series E, MTN	2.125	11/13/19	471,082
EUR	350,000	Nordea Bank AB, Series E, MTN	4.500	03/26/20	524,564
EUR	200,000	Nordea Bank AB, Series E, MTN	4.000	06/29/20	306,638
EUR	200,000	Nordea Bank AB, Series E, MTN	3.250	07/05/22	290,435
EUR	200,000	Skandinaviska Enskilda Banken AB, Series G, MTN	1.875	11/14/19	273,763
EUR	300,000	Svenska Handelsbanken AB, Series E, MTN	2.250	06/14/18	422,483
EUR	300,000	Svenska Handelsbanken AB, Series E, MTN	2.250	08/27/20	414,457
EUR	400,000	Svenska Handelsbanken AB, Series E, MTN	4.375	10/20/21	629,922
SEK	5,000,000	Swedish Match AB, Series E, MTN	4.340	07/12/15	800,702
EUR	300,000	Vattenfall AB, Series E, MTN	6.250	03/17/21	522,004
EUR	150,000	Volvo Treasury AB, Series E, MTN	5.000	05/31/17	229,777

					4,885,827

		Switzerland—3.7%
EUR	200,000	ABB Finance BV, Series E, MTN	2.625	03/26/19	285,922
EUR	525,000	Credit Suisse AG/London, Series E, MTN	3.875	01/25/17	775,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2013

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		Switzerland (continued)
EUR	300,000	Credit Suisse AG/London, Series E, MTN	4.750%	08/05/19	$473,982
EUR	400,000	Glencore Finance Europe SA, Series E, MTN	5.250	03/22/17	606,389
GBP	150,000	Glencore Finance Europe SA, Series E, MTN	6.500	02/27/19	277,461
EUR	500,000	Roche Holdings, Inc., Series E, MTN	6.500	03/04/21	894,612
CHF	600,000	Roche Kapitalmarkt AG	4.500	03/23/17	752,857
CHF	500,000	Swisscom AG	3.250	09/14/18	618,159
EUR	375,000	UBS AG/London, Series E, MTN	3.500	07/15/15	533,909
EUR	100,000	UBS AG/London, Series E, MTN	6.000	04/18/18	162,946
GBP	200,000	Xstrata Canada Financial Corp., Series E, MTN	7.375	05/27/20	391,411

					5,773,110

		United Kingdom—19.8%
GBP	200,000	ABP Finance PLC, Series E, MTN	6.250	12/14/26	380,831
GBP	400,000	Bank of Scotland PLC	9.375	05/15/21	826,501
GBP	950,000	Barclays Bank PLC, Series E, MTN	10.000	05/21/21	2,034,764
GBP	500,000	Barclays Bank PLC, Series E, MTN	5.750	08/17/21	937,976
GBP	200,000	BAT International Finance PLC, Series E, MTN	7.250	03/12/24	422,742
GBP	150,000	BAT International Finance PLC, Series E, MTN	6.000	11/24/34	303,522
GBP	450,000	BG Energy Capital PLC, Series E, MTN	5.125	12/01/25	823,249
GBP	200,000	BG Energy Capital PLC, Series E, MTN	5.000	11/04/36	355,331
GBP	200,000	BP Capital Markets PLC, MTN	4.325	12/10/18	354,566
EUR	150,000	BP Capital Markets PLC, Series E, MTN	3.830	10/06/17	224,606
GBP	400,000	British Telecommunications PLC	5.750	12/07/28	749,546
GBP	250,000	British Telecommunications PLC, Series E, MTN	6.625	06/23/17	466,235
GBP	200,000	British Telecommunications PLC, Series E, MTN	6.375	06/23/37	402,920
GBP	250,000	BUPA Finance PLC	5.000	04/25/23	413,788
GBP	750,000	Centrica PLC, Series E, MTN	6.375	03/10/22	1,471,561
GBP	200,000	Centrica PLC, Series E, MTN	4.375	03/13/29	333,401
GBP	250,000	Friends Life Group PLC	8.250	04/21/22	455,529
GBP	500,000	GlaxoSmithKline Capital PLC, Series E, MTN	5.250	12/19/33	941,668
GBP	250,000	GlaxoSmithKline Capital PLC, Series E, MTN	4.250	12/18/45	399,868
GBP	400,000	Heathrow Funding Ltd., Series E, MTN	7.125	02/14/24	782,261
GBP	1,000,000	Heathrow Funding Ltd., Series E, MTN	6.750	12/03/26	2,066,658
CAD	200,000	HSBC Bank Canada, Series DPNT	2.901	01/13/17	196,529
CAD	800,000	HSBC Bank Canada, Series DPNT	3.558	10/04/17	799,716
CAD	250,000	HSBC Bank Canada, Series DPNT	2.938	01/14/20	238,546
AUD	200,000	HSBC Bank PLC	6.750	03/12/15	197,846
EUR	200,000	HSBC Bank PLC, Series E, MTN	3.750	11/30/16	295,535
EUR	450,000	HSBC Bank PLC, Series E, MTN	3.875	10/24/18	684,267
EUR	200,000	HSBC France SA, Series E, MTN	1.875	01/16/20	271,795
GBP	250,000	HSBC Holdings PLC	6.750	09/11/28	500,665
EUR	250,000	HSBC Holdings PLC, Series E, MTN	6.000	06/10/19	401,950
GBP	650,000	HSBC Holdings PLC, Series E, MTN	6.500	05/20/24	1,300,196
GBP	350,000	HSBC Holdings PLC, Series E, MTN	5.750	12/20/27	637,659
GBP	300,000	Imperial Tobacco Finance PLC, Series E, MTN	7.750	06/24/19	599,113
GBP	200,000	Imperial Tobacco Finance PLC, Series E, MTN	9.000	02/17/22	439,599
GBP	450,000	Imperial Tobacco Finance PLC, Series E, MTN	5.500	09/28/26	819,483
EUR	100,000	Lloyds Bank PLC, Series E, MTN	5.375	09/03/19	162,017
GBP	924,000	Lloyds Bank PLC, Series E, MTN	7.625	04/22/25	1,794,273
GBP	200,000	Motability Operations Group PLC, Series E, MTN	5.250	09/28/16	355,231
GBP	250,000	Nationwide Building Society, Series E, MTN	5.625	09/09/19	465,399
GBP	125,000	Old Mutual PLC, Series E, MTN	8.000	06/03/21	221,923
GBP	550,000	Royal Bank of Scotland PLC (The), Series E, MTN	6.000	05/17/17	999,976
GBP	200,000	Royal Bank of Scotland PLC (The), Series E, MTN	7.500	04/29/24	416,510
GBP	400,000	Scottish Widows PLC	5.500	06/16/23	659,880
GBP	100,000	SSE PLC, Series E, MTN	8.375	11/20/28	236,261
GBP	400,000	Standard Chartered Bank, Series E, MTN	7.750	04/03/18	767,757

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

PowerShares International Corporate Bond Portfolio (PICB) (continued)

October 31, 2013

Foreign Currency(a)	Principal Amount		Interest Rate	Maturity Date	Value
		Corporate Bonds (continued)
		United Kingdom (continued)
EUR	150,000	Standard Chartered PLC	3.875%	10/20/16	$221,055
EUR	300,000	Standard Chartered PLC, Series E, MTN	4.125	01/18/19	456,971
GBP	300,000	Tesco PLC, Series E, MTN	6.125	02/24/22	566,798
GBP	200,000	Thames Water Utilities Cayman Finance Ltd., Series E, MTN	5.500	02/11/41	378,123
GBP	200,000	Transport for London, Series E, MTN	3.875	07/23/42	315,086
GBP	200,000	Vodafone Group PLC, Series E, MTN	5.375	12/05/17	365,092

					30,912,774

		Total Corporate Bonds (Cost $145,277,277)			153,043,290

		Certificate of Deposits—0.3%
		Australia—0.3%
AUD	450,000	Commonwealth Bank of Australia (Cost $426,818)	6.500	07/21/15	450,081

		Total Investments (Cost $145,704,095)—98.2%			153,493,371
		Other assets less liabilities—1.8%			2,842,907

		Net Assets—100.0%			$156,336,278

Investment Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

DIP—Debt Issuance Program

DPNT—Deposit Notes

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

MTN—Medium-Term Notes

NOK—Norwegian Krone

SEK—Swedish Krona

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount denominated in currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2013 was $1,190,804, which represented 0.76% of the Fund’s Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Schedule of Investments(a)

PowerShares Preferred Portfolio (PGX)

October 31, 2013

Number of Shares		Value
	Preferred Stocks and Other Equity Interests—99.9%
	Capital Markets—14.4%
211,807	Affiliated Managers Group, Inc., 6.38%	$4,941,457
120,049	Ameriprise Financial, Inc., 7.75%	3,118,873
192,482	Apollo Investment Corp., 6.88%	4,130,664
418,817	Ares Capital Corp., 7.00%	10,952,065
423,687	Bank of New York Mellon Corp. (The), 5.20%	8,821,163
61,133	BGC Partners, Inc., 8.13%	1,627,972
308,106	Charles Schwab Corp. (The), 6.00%, Series B	7,277,464
1,306,368	Deutsche Bank Capital Funding Trust IX, 6.63% (Germany)	32,646,136
597,768	Deutsche Bank Contingent Capital Trust III, 7.60% (Germany)	15,870,740
2,140,771	Deutsche Bank Contingent Capital Trust V, 8.05% (Germany)	57,929,263
745,814	Goldman Sachs Group, Inc. (The), 5.50%, Series J	17,026,934
561,067	Goldman Sachs Group, Inc. (The), 5.95%	12,567,901
659,213	Goldman Sachs Group, Inc. (The), 6.13%	16,256,193
414,448	Goldman Sachs Group, Inc. (The), 6.20%, Series B	10,112,531
343,090	Goldman Sachs Group, Inc. (The), 6.50%	8,707,624
291,260	Morgan Stanley, 7.13%, Series E(b)	7,558,197
2,646,245	Morgan Stanley Capital Trust VII, 6.60%	65,124,089
219,332	Raymond James Financial, Inc., 6.90%	5,621,479
63,460	Solar Capital Ltd., 6.75%	1,380,255
326,389	State Street Corp., 5.25%, Series C	7,125,072
188,369	Stifel Financial Corp., 6.70%	4,905,129

		303,701,201

	Chemicals—0.1%
29,078	E.I. du Pont de Nemours & Co., 4.50%, Series B	2,599,573

	Commercial Banks—29.5%
3,320,015	Barclays Bank PLC, 8.13%, Series 5 (United Kingdom)	84,693,583
1,414,846	BB&T Corp., 5.63%, Series E	29,994,735
190,138	BB&T Corp., 5.85%	4,327,541
104,613	City National Corp., 5.50%, Series C	2,123,644
94,164	Cullen/Frost Bankers, Inc., 5.38%	2,036,767
55,815	First Horizon National Corp., 6.20%, Series A	1,206,162
215,554	First Niagara Financial Group, Inc., 8.63%, Series B	6,195,022
124,218	First Republic Bank, 5.50%	2,531,563
112,466	First Republic Bank, 6.20%, Series B	2,555,228
184,964	First Republic Bank, 6.70%, Series A	4,522,370
47,400	FirstMerit Corp., 5.88%, Series A	1,015,308
2,451,745	HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom)	67,055,226
2,243,801	HSBC Holdings PLC, 8.13% (United Kingdom)	57,733,000
543,024	Lloyds Banking Group PLC, 7.75% (United Kingdom)	14,580,194

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Commercial Banks (continued)
1,170,268	PNC Financial Services Group, Inc. (The), 6.13%, Series P	$29,701,402
367,310	RBS Capital Funding Trust VII, 6.08%, Series G (United Kingdom)	8,044,089
328,612	Regions Financial Corp., 6.38%, Series A	7,525,215
987,378	Royal Bank of Scotland Group PLC, 5.75%, Series L (United Kingdom)	19,747,560
851,890	Royal Bank of Scotland Group PLC, 6.35%, Series N (United Kingdom)	18,136,738
365,495	Royal Bank of Scotland Group PLC, 6.40%, Series M (United Kingdom)	7,803,318
843,825	Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)	18,572,588
854,747	Royal Bank of Scotland Group PLC, 6.75%, Series Q (United Kingdom)	19,189,070
1,099,783	Royal Bank of Scotland Group PLC, 7.25%, Series T (United Kingdom)	26,471,777
618,562	Santander Finance Preferred SAU, 10.50%, Series 10 (Spain)	16,608,390
289,808	SunTrust Banks, Inc., 5.88%, Series E	6,245,362
67,289	TCF Financial Corp., 6.45%, Series B	1,524,769
87,084	TCF Financial Corp., 7.50%	2,191,904
159,225	Texas Capital Bancshares, Inc., 6.50%, Series A	3,544,349
1,286,440	U.S. Bancorp, 6.00%, Series G	34,952,575
352,154	U.S. Bancorp, 6.50%, Series F	9,444,770
70,893	Webster Financial Corp., 6.40%, Series E	1,627,703
327,702	Wells Fargo & Co., 5.13%, Series O	6,793,263
324,260	Wells Fargo & Co., 5.20%	6,809,460
899,448	Wells Fargo & Co., 5.85%	21,874,575
2,355,435	Wells Fargo & Co., 8.00%, Series J	66,988,571
202,919	Zions Bancorp, 5.75%, Series H	4,326,233
95,846	Zions Bancorp, 7.90%, Series F	2,631,931

		621,325,955

	Commercial Services & Supplies—0.7%
254,508	NuStar Logistics LP, 7.63%	6,505,224
57,750	Pitney Bowes, Inc., 5.25%	1,470,315
274,497	Pitney Bowes, Inc., 6.70%	6,788,311

		14,763,850

	Consumer Finance—4.6%
393,408	Ally Financial, Inc., 7.25%	9,894,211
209,339	Ally Financial, Inc., 7.30%	5,292,090
292,995	Ally Financial, Inc., 7.38%	7,415,703
569,782	Capital One Financial Corp., 6.00%, Series B	12,700,441
359,401	Discover Financial Services, 6.50%, Series B	8,596,872
1,750,879	GMAC Capital Trust I, 8.13%, Series 2	47,028,610
303,324	SLM Corp., 6.00%	6,093,779

		97,021,706

	Diversified Financial Services—21.1%
475,399	BAC Capital Trust VIII, 6.00%	11,799,403
342,033	Bank of America Corp., 6.20%, Series D	8,239,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

PowerShares Preferred Portfolio (PGX) (continued)

October 31, 2013

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Diversified Financial Services (continued)
1,028,627	Bank of America Corp., 6.38%, Series 3	$24,573,899
668,206	Bank of America Corp., 6.63%, Series I	16,771,971
32,714	Bank of America Corp., 7.25%, Series L	35,249,335
110,373	Citigroup Capital IX, 6.00%	2,758,221
353,694	Citigroup Capital XI, 6.00%	8,806,981
2,697,838	Citigroup Capital XIII, 7.88%	74,190,545
730,000	Citigroup, Inc., 6.88%, Series K(b)	18,113,125
1,338,987	Countrywide Capital V, 7.00%	33,541,624
64,626	GAMCO Global Gold Natural Resources & Income Trust, 5.00%	1,298,983
570,381	General Electric Capital Corp., 4.70%	11,498,881
989,141	General Electric Capital Corp., 4.88%	20,677,275
1,624,852	ING Groep NV, 7.38% (Netherlands)	41,011,264
2,621,691	ING Groep NV, 8.50% (Netherlands)	67,587,194
716,225	JPMorgan Chase & Co., 5.45%, Series P	15,391,675
534,053	JPMorgan Chase & Co., 5.50%, Series O	11,583,610
1,077,579	JPMorgan Chase Capital XXIX, 6.70%	27,693,780
269,826	KKR Financial Holdings LLC, 7.38%, Series A	6,686,288
212,833	KKR Financial Holdings LLC, 8.38%	5,906,116

		443,379,745

	Diversified Telecommunication—2.1%
553,523	Qwest Corp., 6.13%	11,679,335
501,009	Qwest Corp., 7.00%	12,354,794
397,816	Qwest Corp., 7.38%	9,965,291
377,550	Qwest Corp., 7.50%	9,521,811

		43,521,231

	Electric Utilities—4.1%
160,596	Alabama Power Co., 6.45%	4,173,890
149,015	BGE Capital Trust II, 6.20%	3,621,065
321,819	Duke Energy Corp., 5.13%	6,857,963
30,776	Entergy Arkansas, Inc., 4.90%	620,752
203,572	Entergy Arkansas, Inc., 5.75%	4,897,942
137,819	Entergy Louisiana LLC, 5.25%	2,912,116
154,806	Entergy Mississippi, Inc., 6.00%	3,752,497
288,433	Entergy Texas, Inc., 7.88%	7,646,359
129,196	Interstate Power & Light Co., 5.10%, Series D	2,795,801
498,539	NextEra Energy Capital Holdings, Inc., 5.00%	9,487,197
359,561	NextEra Energy Capital Holdings, Inc., 5.13%, Series I	7,025,822
185,612	NextEra Energy Capital Holdings, Inc., 5.63%, Series H	3,934,974
444,826	NextEra Energy Capital Holdings, Inc., 5.70%, Series G	9,612,690
313,378	PPL Capital Funding, Inc., 5.90%, Series B	6,743,895
609,448	SCE Trust I, 5.63%	12,993,431

		87,076,394

	Insurance—11.9%
1,801,071	Aegon NV, 6.38% (Netherlands)	43,784,036
390,423	Aegon NV, 8.00% (Netherlands)	10,545,325
313,188	Aflac, Inc., 5.50%	7,175,137
308,796	Allstate Corp. (The), 5.10%	7,460,511

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Insurance (continued)
206,364	Allstate Corp. (The), 5.63%	$4,843,363
234,071	Allstate Corp. (The), 6.75%, Series C(b)	5,924,337
308,355	American Financial Group, Inc., 6.38%	7,600,951
204,986	Arch Capital Group Ltd., 6.75%, Series C	4,966,811
82,031	Argo Group US, Inc., 6.50%	1,797,299
151,946	Aspen Insurance Holdings Ltd., 5.95%	3,640,626
176,995	Aspen Insurance Holdings Ltd., 7.25%	4,426,645
252,036	Assured Guaranty Municipal Holdings, Inc., 6.25%	5,585,118
241,291	Aviva PLC, 8.25% (United Kingdom)	6,565,528
130,000	Axis Capital Holdings Ltd., 5.50%	2,600,000
291,979	Axis Capital Holdings Ltd., 6.88%, Series C	7,138,887
104,109	Endurance Specialty Holdings Ltd., 7.50%, Series B	2,634,999
161,896	Endurance Specialty Holdings Ltd., 7.75%, Series A	4,126,729
105,323	Hanover Insurance Group, Inc. (The), 6.35%	2,296,041
351,930	Hartford Financial Services Group, Inc., 7.88%	10,156,700
232,916	Maiden Holdings Ltd., 8.25%, Series A	5,960,320
1,008,605	MetLife, Inc., 6.50%, Series B	25,073,920
73,200	Montpelier Re Holdings Ltd., 8.88%	1,985,184
269,686	PartnerRe Ltd., 5.88%, Series F	5,806,340
234,123	PartnerRe Ltd., 7.25%, Series E	6,000,572
343,948	Principal Financial Group, Inc., 6.52%, Series B	8,526,471
355,836	Protective Life Corp., 6.25%	8,212,695
463,973	Prudential Financial, Inc., 5.70%	10,434,753
323,567	Prudential Financial, Inc., 5.75%	7,286,729
337,968	Prudential PLC, 6.50% (United Kingdom)	8,449,200
250,037	Reinsurance Group of America, Inc., 6.20%	6,228,422
254,184	RenaissanceRe Holdings Ltd., 5.38%, Series E	5,020,134
120,405	Selective Insurance Group, Inc., 5.88%	2,558,606
63,471	Torchmark Corp., 5.88%	1,405,248
227,802	WR Berkley Corp., 5.63%	4,738,282

		250,955,919

	Machinery—0.5%
496,885	Stanley Black & Decker, Inc., 5.75%	11,130,224

	Media—0.2%
179,766	Comcast Corp., 5.00%	4,046,533

	Multi-Utilities—1.4%
434,156	Dominion Resources, Inc., 8.38%, Series A	11,327,130
316,416	DTE Energy Co., 6.50%	7,682,581
260,040	Integrys Energy Group, Inc., 6.00%	6,295,568
74,932	Pacific Gas & Electric Co., 6.00%, Series A	2,124,322
108,559	SCANA Corp., 7.70%	2,871,386

		30,300,987

	Real Estate Investment Trusts—8.3%
70,859	Alexandria Real Estate Equities, Inc., 6.45%, Series E	1,637,551
129,104	Boston Properties, Inc., 5.25%	2,817,049

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

PowerShares Preferred Portfolio (PGX) (continued)

October 31, 2013

Number of Shares		Value
	Preferred Stocks and Other Equity Interests (continued)
	Real Estate Investment Trusts (continued)
261,912	Commonwealth REIT, 5.75%	$5,117,760
252,622	DDR Corp., 6.50%, Series J	5,557,684
190,908	Digital Realty Trust, Inc., 5.88%, Series G	3,669,252
273,244	Digital Realty Trust, Inc., 6.63%, Series F	6,027,763
77,596	EPR Properties, 6.63%, Series F	1,698,576
169,720	Glimcher Realty Trust, 6.88%	3,725,354
181,783	Health Care REIT, Inc., 6.50%, Series J	4,181,009
181,541	Hospitality Properties Trust, 7.13%, Series D	4,473,170
58,170	Kilroy Realty Corp., 6.38%, Series H	1,251,237
52,211	Kilroy Realty Corp., 6.88%, Series G	1,198,765
632,041	Kimco Realty Corp., 6.00%, Series I	13,721,610
205,203	National Retail Properties, Inc., 5.70%	4,083,540
167,070	National Retail Properties, Inc., 6.63%, Series D	3,815,879
122,760	PS Business Parks, Inc., 5.70%	2,438,014
260,624	PS Business Parks, Inc., 6.00%, Series T	5,413,160
181,556	PS Business Parks, Inc., 6.45%, Series S	4,126,768
158,186	Public Storage, 5.20%, Series W	3,223,831
312,151	Public Storage, 6.35%, Series R	7,625,849
1,622,506	Public Storage, 6.50%, Series Q	40,059,673
174,133	Realty Income Corp., 6.63%, Series F	4,261,035
215,390	Realty Income Corp., 6.75%, Series E	5,382,596
151,550	Regency Centers Corp., 6.63%, Series 6	3,453,824
208,960	Senior Housing Properties Trust, 5.63%	4,154,125
196,082	SL Green Realty Corp., 6.50%, Series I	4,456,944
168,525	Ventas Realty LP/Ventas Capital Corp., 5.45%	3,808,665
460,114	Vornado Realty LP, 7.88%	12,170,015
149,043	Vornado Realty Trust, 5.70%, Series K	3,122,451
354,428	Vornado Realty Trust, 6.63%, Series I	8,506,272

		175,179,421

	Thrifts & Mortgage Finance—0.1%
87,160	Astoria Financial Corp., 6.50%, Series C	1,902,703

	Wireless Telecommunication Services—0.9%
189,546	Telephone & Data Systems, Inc., 5.88%	4,037,330
355,808	Telephone & Data Systems, Inc., 6.63%	8,671,041
208,501	United States Cellular Corp., 6.95%	5,133,294

		17,841,665

	Total Investments (Cost $2,170,343,640)—99.9%	2,104,747,107
	Other assets less liabilities—0.1%	2,283,443

	Net Assets—100.0%	$2,107,030,550

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	16.9%
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Schedule of Investments

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

October 31, 2013

Principal Amount		Interest Rate(a)	Maturity Date	Value
	Municipal Bonds(b)—92.5%
	Ad Valorem Property Tax—7.6%
$ 300,000	City of New York (Remarketed) Sub-Ser. 96-J3	0.070%	02/15/16	$300,000
9,000,000	City of New York NY Sub-Ser. 02C-2	0.120	08/01/20	9,000,000
5,000,000	Luzerne County Pennsylvania Ser. 06A AGM	0.650	11/15/26	5,000,000
400,000	Shelby County Tennessee Ser. 06C	0.070	12/01/31	400,000

				14,700,000

	College Revenue—5.1%
2,900,000	Rhode Island State Health & Educational Building Corp. Rev. (Catholic School Pool Program) Ser. 05A	0.120	04/01/35	2,900,000
7,000,000	University of Michigan Ser. 02	0.060	04/01/32	7,000,000

				9,900,000

	Electric Power Revenue—11.9%
7,270,000	JEA Florida Electric System Rev. Ser. Three 08C-2	0.100	10/01/34	7,270,000
8,800,000	Sevier County Tennessee Public Building Auth. (Local Government Improvement Program) Ser. 10V-D-1	0.110	06/01/26	8,800,000
7,000,000	Southern California Public Power Auth. Subordinate Ref. (Southern Transmission) Ser. 00A AGM	0.090	07/01/23	7,000,000

				23,070,000

	Highway Tolls Revenue—7.9%
1,800,000	Illinois State Toll Highway Auth. Rev. Ref. Ser. 98B AGM	0.330	01/01/16	1,800,000
1,400,000	Illinois State Toll Highway Auth. Rev. Ref. Ser. 98B AGM	0.330	01/01/17	1,400,000
3,000,000	Texas Transportation Commission Rev.(First Tier) Ser. 06B	0.380	04/01/26	3,000,000
9,055,000	Triborough New York State Bridge & Tunnel Auth. Rev. Ref. (MTA Bridges Tunnels) Ser. 07AB AGM	0.330	01/01/19	9,055,000

				15,255,000

	Hospital Revenue—21.0%
8,400,000	ABAG Finance Auth. For Nonprofit Corporations (Sharp HealthCare) Ser. 09A	0.100	08/01/24	8,400,000
4,615,000	Colorado State Health Facilities Auth. Rev. (Sisters Charity Health System) Ser. 03B	0.100	12/01/38	4,615,000
15,585,000	Illinois Finance Auth. Rev. (Elmhurst Memorial Healthcare) Ser. 08E	0.210	01/01/48	15,585,000
7,000,000	Missouri State Health & Educational Facilities Auth. (SSM Healthcare D4-Remarketed) Ser. 05	0.110	06/01/33	7,000,000
5,025,000	Russell Kentucky Rev. (Bon Secours Health System Obligated Group) Ser. 02-B AGM	0.120	11/01/26	5,025,000

				40,625,000

	Income Tax Revenue—3.2%
6,300,000	New York City Transitional Finance Auth. Rev. (Future Tax Secured) Ser. 01C	0.090	02/01/32	6,300,000

	Industrial Revenue—4.6%
1,800,000	Mississippi Business Financing Corp. Rev. (DDR Gulfport Promenade LLC Project) Ser. 07	0.550	12/01/37	1,800,000
7,100,000	Rensselaer County New York Industrial Development Agency Civic Facility Rev. (Rensselaer Polytech Institute Project) Ser. 97-A	0.080	02/01/22	7,100,000

				8,900,000

	Lease Revenue—4.0%
4,800,000	Orange County Florida School Board COP Ser. 08C	0.080	08/01/25	4,800,000
2,915,000	San Francisco California City & County Finance Corp. Lease Rev. Ref. (Moscone Center) Ser. 08-1	0.070	04/01/30	2,915,000

				7,715,000

	Miscellaneous Revenue—7.3%
400,000	Baltimore Maryland Industrial Development Auth. (Baltimore Capital Acquisition) Ser. 86	0.140	08/01/16	400,000
2,885,000	Clarksville Tennessee Public Building Auth. Rev. (Pooled Financing Tennessee Municipal Bond Fund) Ser. 99	0.140	06/01/29	2,885,000
10,000,000	Delaware Valley Pennsylvania Regional Finance Auth. Local Government Rev. Ser. 85C	0.310	12/01/20	10,000,000
900,000	Montgomery County Tennessee Public Building Auth. Pooled Funding Government Obligation (Tennessee County Loan Pool) Ser. 95	0.140	03/01/25	900,000

				14,185,000

	Multiple Utility Revenue—4.6%
8,860,000	Colorado Springs Colorado Utilities Rev. (Sub-Lien Improvement) Ser. 06B	0.300	11/01/36	8,860,000

	Sales Tax Revenue—5.2%
10,095,000	Florida State Department of Environmental Protection Preservation Rev. (Everglades Restoration) Ser. 07A AGC	0.250	07/01/27	10,095,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

PowerShares VRDO Tax-Free Weekly Portfolio (PVI) (continued)

October 31, 2013

Principal Amount		Interest Rate(a)	Maturity Date	Value
	Municipal Bonds(b) (continued)
	Water Revenue—10.1%
$ 4,700,000	Metropolitan Water District Southern California Waterworks Rev. Ref. Ser. 08A-2	0.060%	07/01/37	$4,700,000
14,790,000	Pittsburgh Pennsylvania Water & Sewer Auth. Rev. (First Lien) Ser. 07B-1 AGM	0.180	09/01/33	14,790,000

				19,490,000

	Total Investments (Cost $179,095,000)(c)—92.5%			179,095,000
	Other assets less liabilities—7.5%			14,604,588

	Net Assets—100.0%			$193,699,588

Investment Abbreviations:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

Auth.—Authority

COP—Certificate of Participation

Ref.—Refunding Bonds

Rev.—Revenue

Ser.—Series

Notes to Schedule of Investments:

(a)	Variable rate coupon. Stated interest rate was in effect at October 31, 2013.
(b)	Demand Securities payable upon demand by the Fund for an amount equal to par value plus accrued interest at specified time intervals.
(c)	This table, as of October 31, 2013, provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the value of securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage of Total Investments
Assured Guaranty Municipal Corp.	24.6%
Assured Guaranty Corp.	5.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

(This Page Intentionally Left Blank)

101

Statements of Assets and Liabilities

October 31, 2013

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)	PowerShares Build America Bond Portfolio (BAB)	PowerShares CEF Income Composite Portfolio (PCEF)	PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)
Assets:
Unaffiliated investments, at value	$149,027,290	$660,612,670	$464,310,409	$102,864,740	$1,971,965,160	$4,439,201
Affiliated investments, at value	119,038	9,964,025	4,898,273	4,901,844	10,160,660	—

Total investments, at value	149,146,328	670,576,695	469,208,682	107,766,584	1,982,125,820	4,439,201
Cash	—	2,513,748	—	—	—	—
Cash segregated as collateral	—	—	—	—	1,818,142	—
Foreign currencies, at value	—	—	—	1,856,863	—	214,138
Receivables:
Dividends and interest	1,426,365	10,720,139	786,455	1,051,975	26,890,453	86,320
Investments sold	—	—	—	—	—	—
Foreign tax reclaims	—	—	—	—	—	652
Shares sold	—	—	1,220,981	—	4,477,075	—

Total Assets	150,572,693	683,810,582	471,216,118	110,675,422	2,015,311,490	4,740,311

Liabilities:
Due to custodian	—	—	—	—	—	206,164
Payables:
Shares repurchased	—	—	—	—	—	—
Collateral upon receipt of securities in-kind	—	—	—	—	1,818,142	—
Investments purchased	—	—	1,229,578	3,427,511	4,364,591	—
Accrued unitary management fees	31,525	161,141	194,188	33,897	830,674	3,134
Accrued expenses	883	6,213	3,641	891	22,404	7,501

Total Liabilities	32,408	167,354	1,427,407	3,462,299	7,035,811	216,799

Net Assets	$150,540,285	$683,643,228	$469,788,711	$107,213,123	$2,008,275,679	$4,523,512

Net Assets Consist of:
Shares of beneficial interest	$149,920,226	$656,455,687	$471,915,407	$106,165,124	$2,144,162,761	$5,186,560
Undistributed net investment income (loss)	—	—	—	95,524	—	—
Undistributed net realized gain (loss)	(204,202)	(2,865,783)	(7,553,484)	(244,137)	(12,054,288)	(177,279)
Net unrealized appreciation (depreciation)	824,261	30,053,324	5,426,788	1,196,612	(123,832,794)	(485,769)

Net Assets	$150,540,285	$683,643,228	$469,788,711	$107,213,123	$2,008,275,679	$4,523,512

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,950,000	24,500,000	19,250,000	4,250,001	71,900,000	200,001
Net asset value	$30.41	$27.90	$24.40	$25.23	$27.93	$22.62

Market price	$30.40	$27.79	$24.40	$25.41	$27.92	$22.59

Unaffiliated investments, at cost	$148,203,029	$630,559,346	$458,526,620	$101,675,159	$2,095,797,954	$4,926,721

Affiliated investments, at cost	$119,038	$9,964,025	$5,255,274	$4,901,844	$10,160,660	$—

Total investments, at cost	$148,322,067	$640,523,371	$463,781,894	$106,577,003	$2,105,958,614	$4,926,721

Foreign currencies, at cost	$—	$—	$—	$1,858,639	$—	$212,959

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	PowerShares Global Short Term High Yield Bond Portfolio (PGHY)	PowerShares Insured California Municipal Bond Portfolio (PWZ)	PowerShares Insured National Municipal Bond Portfolio (PZA)	PowerShares Insured New York Municipal Bond Portfolio (PZT)	PowerShares International Corporate Bond Portfolio (PICB)	PowerShares Preferred Portfolio (PGX)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

$613,005,716	$33,514,915	$14,346,083	$58,585,607	$551,997,774	$45,725,289	$153,493,371	$2,104,747,107	$179,095,000
5,815,177	39,009	212,031	—	—	—	—	—	—

618,820,893	33,553,924	14,558,114	58,585,607	551,997,774	45,725,289	153,493,371	2,104,747,107	179,095,000
—	—	—	1,761,248	5,357,080	2,713,856	—	—	18,357,480
—	—	109,725	—	—	—	—	—	—
—	—	—	—	—	—	1,073,124	—	—

9,196,558	377,675	269,319	791,136	8,551,661	791,509	2,855,298	3,970,949	39,244
—	—	79,347	—	—	—	1,397,011	10,481,328	—
—	—	—	—	—	—	73,350	—	—
1,923,920	—	106,295	—	—	—	—	—	—

629,941,371	33,931,599	15,122,800	61,137,991	565,906,515	49,230,654	158,892,154	2,119,199,384	197,491,724

—	—	—	—	—	—	872,752	7,060,442	—

—	—	—	—	1,164,119	—	—	3,443,745	3,749,028
—	—	109,725	—	—	—	—	—	—
8,249,786	—	106,295	—	—	—	1,615,500	747,000	—
257,152	6,286	3,917	14,373	135,715	11,504	65,837	901,118	41,908
5,126	742	—	15,314	9,062	15,380	1,787	16,529	1,200

8,512,064	7,028	219,937	29,687	1,308,896	26,884	2,555,876	12,168,834	3,792,136

$621,429,307	$33,924,571	$14,902,863	$61,108,304	$564,597,619	$49,203,770	$156,336,278	$2,107,030,550	$193,699,588

$613,335,033	$34,001,626	$14,837,197	$63,215,502	$565,887,614	$51,604,070	$148,475,513	$2,216,325,088	$193,699,588
—	—	8,142	—	—	—	(150)	—	—
(6,002,750)	18,146	(14,899)	(452,712)	(4,609,239)	(804,493)	(5,418)	(43,698,005)	—
14,097,024	(95,201)	72,423	(1,654,486)	3,319,244	(1,595,807)	7,866,333	(65,596,533)	—

$621,429,307	$33,924,571	$14,902,863	$61,108,304	$564,597,619	$49,203,770	$156,336,278	$2,107,030,550	$193,699,588

32,300,000	1,350,001	600,001	2,600,000	24,250,000	2,200,000	5,300,000	152,950,000	7,750,000
$19.24	$25.13	$24.84	$23.50	$23.28	$22.37	$29.50	$13.78	$24.99

$19.26	$25.12	$25.06	$23.42	$23.23	$22.28	$29.55	$13.79	$24.99

$598,908,692	$33,610,116	$14,273,660	$60,240,093	$548,678,530	$47,321,096	$145,704,095	$2,170,343,640	$179,095,000

$5,815,177	$39,009	$212,031	$—	$—	$—	$—	$—	$—

$604,723,869	$33,649,125	$14,485,691	$60,240,093	$548,678,530	$47,321,096	$145,704,095	$2,170,343,640	$179,095,000

$—	$—	$—	$—	$—	$—	$1,058,974	$—	$—

103

Statements of Operations

For the year ended October 31, 2013

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)	PowerShares Build America Bond Portfolio (BAB)	PowerShares CEF Income Composite Portfolio (PCEF)	PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)(a)
Investment Income:
Unaffiliated Interest income	$4,108,501	$49,708,330	$—	$2,445,622	$116,743,930	$204,152
Unaffiliated dividend income	184	13,724	23,404,029	659	5,656	35
Affiliated dividend income	13	548	222,195	74	474	3
Foreign withholding tax	—	—	—	—	—	(14,070)

Total Income	4,108,698	49,722,602	23,626,224	2,446,355	116,750,060	190,120

Expenses:
Unitary management fees	397,618	2,740,491	2,221,063	293,142	11,971,411	21,180
Proxy	2,491	27,471	14,671	1,988	103,235	—
Tax expenses	—	—	—	—	—	—

Total Expenses	400,109	2,767,962	2,235,734	295,130	12,074,646	21,180

Waivers	(75)	(3,039)	(172)	(368)	(2,593)	(18)

Net Expenses	400,034	2,764,923	2,235,562	294,762	12,072,053	21,162

Net Investment Income	3,708,664	46,957,679	21,390,662	2,151,593	104,678,007	168,958

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment securities	(181,259)	(2,578,786)	(1,734,283)	(142,503)	(8,037,035)	(362,131)
In-kind redemptions	2,172,538	14,645,331	2,288,912	—	119,620,246	—
Distributions of affiliated underlying fund shares	—	—	7,956	—	—	—
Foreign currencies	—	—	—	(40,486)	—	(134,242)

Net realized gain (loss)	1,991,279	12,066,545	562,585	(182,989)	111,583,211	(496,373)

Change in net appreciation (depreciation) on:
Investment securities	(15,045,493)	(91,210,140)	(10,918,245)	950,554	(367,874,858)	(487,476)
Foreign currencies	—	—	—	4,540	—	1,707

Net change in unrealized appreciation (depreciation)	(15,045,493)	(91,210,140)	(10,918,245)	955,094	(367,874,858)	(485,769)

Net realized and unrealized gain (loss)	(13,054,214)	(79,143,595)	(10,355,660)	772,105	(256,291,647)	(982,142)

Net increase (decrease) in net assets resulting from operations	$(9,345,550)	$(32,185,916)	$11,035,002	$2,923,698	$(151,613,640)	$(813,184)

(a)	For the period May 6, 2013 (commencement of investment operations) through October 31, 2013.
(b)	For the period June 17, 2013 (commencement of investment operations) through October 31, 2013.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	PowerShares Global Short Term High Yield Bond Portfolio (PGHY)(b)	PowerShares Insured California Municipal Bond Portfolio (PWZ)	PowerShares Insured National Municipal Bond Portfolio (PZA)	PowerShares Insured New York Municipal Bond Portfolio (PZT)	PowerShares International Corporate Bond Portfolio (PICB)	PowerShares Preferred Portfolio (PGX)	PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

$38,734,627	$769,685	$117,333	$2,851,393	$37,196,279	$2,665,560	$4,948,641	$—	$680,181
1,731	64	70	—	—	—	—	157,270,591	—
52	6	4	30	637	37	—	577	577
—	—	(174)	—	—	—	(9,677)	(9)	—

38,736,410	769,755	117,233	2,851,423	37,196,916	2,665,597	4,938,964	157,271,159	680,758

3,751,970	71,374	10,113	199,408	2,474,300	180,004	707,186	11,601,498	605,933
20,775	1,297	—	17,067	33,312	16,712	5,930	74,996	3,434
—	—	—	(612)	(612)	(612)	—	—	(612)

3,772,745	72,671	10,113	215,863	2,507,000	196,104	713,116	11,676,494	608,755

(292)	(34)	(22)	(185)	(4,011)	(233)	(2)	(3,776)	(3,655)

3,772,453	72,637	10,091	215,678	2,502,989	195,871	713,114	11,672,718	605,100

34,963,957	697,118	107,142	2,635,745	34,693,927	2,469,726	4,225,850	145,598,441	75,658

(3,063,379)	30,219	(14,899)	(13,929)	(689,909)	(467,502)	(656,763)	(1,764,547)	—
17,858,877	33,521	—	(373,685)	(25,113,700)	(287,753)	—	36,156,411	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	(197,901)	9	—

14,795,498	63,740	(14,899)	(387,614)	(25,803,609)	(755,255)	(854,664)	34,391,873	—

(15,222,016)	(899,958)	72,423	(5,430,982)	(65,916,809)	(6,062,616)	2,936,690	(217,947,419)	—
—	—	—	—	—	—	7,007	—	—

(15,222,016)	(899,958)	72,423	(5,430,982)	(65,916,809)	(6,062,616)	2,943,697	(217,947,419)	—

(426,518)	(836,218)	57,524	(5,818,596)	(91,720,418)	(6,817,871)	2,089,033	(183,555,546)	—

$34,537,439	$(139,100)	$164,666	$(3,182,851)	$(57,026,491)	$(4,348,145)	$6,314,883	$(37,957,105)	$75,658

105

Statements of Changes in Net Assets

For the years ended October 31, 2013 and 2012

	PowerShares 1-30 Laddered Treasury Portfolio (PLW)		PowerShares Build America Bond Portfolio (BAB)
	2013	2012	2013	2012
Operations:
Net investment income	$3,708,664	$4,193,557	$46,957,679	$45,044,037
Net realized gain (loss)	1,991,279	17,405,463	12,066,545	(17,323)
Net change in unrealized appreciation (depreciation)	(15,045,493)	(6,645,289)	(91,210,140)	59,450,527

Net increase (decrease) in net assets resulting from operations	(9,345,550)	14,953,731	(32,185,916)	104,477,241

Distributions to Shareholders from:
Net investment income	(3,728,623)	(4,205,312)	(47,070,053)	(45,855,668)
Capital gains	(5,202)	—	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	(3,733,825)	(4,205,312)	(47,070,053)	(45,855,668)

Shareholder Transactions:
Proceeds from shares sold	22,488,678	46,697,723	112,881,072	412,737,614
Value of shares repurchased	(25,326,612)	(151,634,359)	(420,310,268)	(65,626,467)
Transaction fees	—	—	—	—
Net increase from payments from service providers (Note 3)	—	—	—	—

Net increase (decrease) in net assets resulting from shares transactions	(2,837,934)	(104,936,636)	(307,429,196)	347,111,147

Increase (Decrease) in Net Assets	(15,917,309)	(94,188,217)	(386,685,165)	405,732,720

Net Assets:
Beginning of year	166,457,594	260,645,811	1,070,328,393	664,595,673

End of year	$150,540,285	$166,457,594	$683,643,228	$1,070,328,393

Undistributed net investment income at end of year	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	700,000	1,450,000	3,700,000	14,050,000
Shares repurchased	(800,000)	(4,700,000)	(14,650,000)	(2,200,000)
Shares outstanding, beginning of year	5,050,000	8,300,000	35,450,000	23,600,000

Shares outstanding, end of year	4,950,000	5,050,000	24,500,000	35,450,000

(a)	For the period May 6, 2013 (commencement of investment operations) through October 31, 2013.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

PowerShares CEF Income Composite Portfolio (PCEF)		PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)		PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)		PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)
2013	2012	2013	2012	2013	2012	2013(a)

$21,390,662	$16,407,271	$2,151,593	$338,047	$104,678,007	$90,132,383	$168,958
562,585	843,285	(182,989)	(5,915)	111,583,211	25,766,741	(496,373)
(10,918,245)	23,961,588	955,094	350,993	(367,874,858)	210,324,127	(485,769)

11,035,002	41,212,144	2,923,698	683,125	(151,613,640)	326,223,251	(813,184)

(26,361,402)	(22,259,029)	(2,117,217)	(340,075)	(105,617,667)	(91,276,408)	—
—	—	—	—	—	—	—
(8,400,472)	(1,288,225)	—	(6,715)	—	—	(184,025)

(34,761,874)	(23,547,254)	(2,117,217)	(346,790)	(105,617,667)	(91,276,408)	(184,025)

159,492,425	130,582,885	101,135,431	13,157,741	901,739,155	1,643,961,886	10,000,025
(35,243,329)	(23,389,222)	(12,401,565)	—	(1,445,018,456)	(389,246,452)	(4,554,558)
—	—	580,146	62,843	—	—	10,208
—	—	—	—	—	—	65,046

124,249,096	107,193,663	89,314,012	13,220,584	(543,279,301)	1,254,715,434	5,520,721

100,522,224	124,858,553	90,120,493	13,556,919	(800,510,608)	1,489,662,277	4,523,512

369,266,487	244,407,934	17,092,630	3,535,711	2,808,786,287	1,319,124,010	—

$469,788,711	$369,266,487	$107,213,123	$17,092,630	$2,008,275,679	$2,808,786,287	$4,523,512

$—	$—	$95,524	$—	$—	$—	$—

6,200,000	5,200,000	4,050,000	550,000	30,200,000	56,300,000	400,001
(1,450,000)	(950,000)	(500,000)	—	(48,900,000)	(13,800,000)	(200,000)
14,500,000	10,250,000	700,001	150,001	90,600,000	48,100,000	—

19,250,000	14,500,000	4,250,001	700,001	71,900,000	90,600,000	200,001

107

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2013 and 2012

	PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)		PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)
	2013	2012	2013	2012
Operations:
Net investment income	$34,963,957	$44,712,497	$697,118	$368,747
Net realized gain (loss)	14,795,498	18,379,759	63,740	26,820
Net change in unrealized appreciation (depreciation)	(15,222,016)	24,948,564	(899,958)	795,328

Net increase (decrease) in net assets resulting from operations	34,537,439	88,040,820	(139,100)	1,190,895

Distributions to Shareholders from:
Net investment income	(35,119,389)	(44,786,680)	(709,705)	(379,880)
Tax-exempt income	—	—	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	(35,119,389)	(44,786,680)	(709,705)	(379,880)

Shareholder Transactions:
Proceeds from shares sold	171,321,969	602,154,942	6,342,922	30,258,146
Value of shares repurchased	(387,896,410)	(373,554,674)	(2,563,275)	(5,033,704)

Net increase (decrease) in net assets resulting from shares transactions	(216,574,441)	228,600,268	3,779,647	25,224,442

Increase (Decrease) in Net Assets	(217,156,391)	271,854,408	2,930,842	26,035,457

Net Assets:
Beginning of year	838,585,698	566,731,290	30,993,729	4,958,272

End of year	$621,429,307	$838,585,698	$33,924,571	$30,993,729

Undistributed net investment income (loss) at end of year	$—	$—	$—	$—

Changes in Shares Outstanding:
Shares sold	8,900,000	32,300,000	250,000	1,200,000
Shares repurchased	(20,300,000)	(19,700,000)	(100,000)	(200,000)
Shares outstanding, beginning of year	43,700,000	31,100,000	1,200,001	200,001

Shares outstanding, end of year	32,300,000	43,700,000	1,350,001	1,200,001

(a)	For the period June 17, 2013 (commencement of investment operations) through October 31, 2013.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)	PowerShares Insured California Municipal Bond Portfolio (PWZ)		PowerShares Insured National Municipal Bond Portfolio (PZA)		PowerShares Insured New York Municipal Bond Portfolio (PZT)
2013(a)	2013	2012	2013	2012	2013	2012

$107,142	$2,635,745	$1,948,332	$34,693,927	$29,825,449	$2,469,726	$2,102,114
(14,899)	(387,614)	32,560	(25,803,609)	2,355,697	(755,255)	(120)
72,423	(5,430,982)	2,844,318	(65,916,809)	45,620,078	(6,062,616)	2,667,203

164,666	(3,182,851)	4,825,210	(57,026,491)	77,801,224	(4,348,145)	4,769,197

(99,000)	(95)	(9,345)	(597)	(184,101)	(5,386)	(5,412)
—	(2,635,650)	(1,948,332)	(34,693,330)	(29,825,449)	(2,464,340)	(2,096,702)
—	(8,511)	—	(4,201)	—	(10,213)	(7,252)

(99,000)	(2,644,256)	(1,957,677)	(34,698,128)	(30,009,550)	(2,479,939)	(2,109,366)

14,837,197	17,824,233	23,587,200	185,888,327	366,019,485	4,825,722	31,739,623
—	(14,227,103)	—	(462,743,101)	(16,305,518)	(20,777,045)	—

14,837,197	3,597,130	23,587,200	(276,854,774)	349,713,967	(15,951,323)	31,739,623

14,902,863	(2,229,977)	26,454,733	(368,579,393)	397,505,641	(22,779,407)	34,399,454

—	63,338,281	36,883,548	933,177,012	535,671,371	71,983,177	37,583,723

$14,902,863	$61,108,304	$63,338,281	$564,597,619	$933,177,012	$49,203,770	$71,983,177

$8,142	$—	$—	$—	$—	$—	$—

600,001	700,000	950,000	7,200,000	14,550,000	200,000	1,300,000
—	(600,000)	—	(19,200,000)	(650,000)	(900,000)	—
—	2,500,000	1,550,000	36,250,000	22,350,000	2,900,000	1,600,000

600,001	2,600,000	2,500,000	24,250,000	36,250,000	2,200,000	2,900,000

109

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2013 and 2012

	PowerShares International Corporate Bond Portfolio (PICB)
	2013	2012
Operations:
Net investment income	$4,225,850	$3,195,182
Net realized gain (loss)	(854,664)	(51,674)
Net change in unrealized appreciation (depreciation)	2,943,697	4,574,889

Net increase (decrease) in net assets resulting from operations	6,314,883	7,718,397

Distributions to Shareholders from:
Net investment income	(3,371,501)	(3,068,507)
Tax-exempt income	—	—
Return of capital	(655,978)	(142,635)

Total distributions to shareholders	(4,027,479)	(3,211,142)

Shareholder Transactions:
Proceeds from shares sold	43,391,129	48,931,715
Value of shares repurchased	(21,178,344)	(1,435,388)
Transaction fees	161,424	111,714

Net increase (decrease) in net assets resulting from shares transactions	22,374,209	47,608,041

Increase (Decrease) in Net Assets	24,661,613	52,115,296

Net Assets:
Beginning of year	131,674,665	79,559,369

End of year	$156,336,278	$131,674,665

Undistributed net investment income (loss) at end of year	$(150)	$165

Changes in Shares Outstanding:
Shares sold	1,500,000	1,750,000
Shares repurchased	(750,000)	(50,000)
Shares outstanding, beginning of year	4,550,000	2,850,000

Shares outstanding, end of year	5,300,000	4,550,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

PowerShares Preferred Portfolio (PGX)		PowerShares VRDO Tax-Free Weekly Portfolio (PVI)
2013	2012	2013	2012

$145,598,441	$108,042,737	$75,658	$873,618
34,391,873	47,177,642	—	—
(217,947,419)	52,277,840	—	—

(37,957,105)	207,498,219	75,658	873,618

(147,728,843)	(108,656,914)	(64)	—
—	—	(76,762)	(955,111)
—	—	(21,885)	—

(147,728,843)	(108,656,914)	(98,711)	(955,111)

663,144,378	693,719,924	44,989,309	21,250,232
(451,617,054)	(106,830,501)	(168,715,726)	(131,221,379)
—	—	—	—

211,527,324	586,889,423	(123,726,417)	(109,971,147)

25,841,376	685,730,728	(123,749,470)	(110,052,640)

2,081,189,174	1,395,458,446	317,449,058	427,501,698

$2,107,030,550	$2,081,189,174	$193,699,588	$317,449,058

$—	$—	$—	$1,168

44,850,000	47,950,000	1,800,000	850,000
(32,300,000)	(7,500,000)	(6,750,000)	(5,250,000)
140,400,000	99,950,000	12,700,000	17,100,000

152,950,000	140,400,000	7,750,000	12,700,000

111

Financial Highlights

PowerShares 1-30 Laddered Treasury Portfolio (PLW)

	Year Ended October 31,
	2013		2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$32.96		$31.40	$29.24	$27.58	$26.31
Net investment income(a)	0.74		0.76	0.81	0.87	0.92
Net realized and unrealized gain (loss) on investments	(2.55)		1.59	2.26	1.79	1.33
Total from investment operations	(1.81)		2.35	3.07	2.66	2.25
Distributions to shareholders from:
Net investment income	(0.74)		(0.79)	(0.79)	(0.87)	(0.91)
Capital gains	(0.00	)(b)	—	—	—	—
Return of capital	—		—	(0.12)	(0.13)	(0.07)
Total distributions	(0.74)		(0.79)	(0.91)	(1.00)	(0.98)
Net asset value at end of year	$30.41		$32.96	$31.40	$29.24	$27.58
Market price at end of year(c)	$30.40		$32.92	$31.54	$29.23	$27.59
Net Asset Value Total Return(d)	(5.55)%		7.56%	10.86%	9.91%	8.55%
Market Price Total Return(d)	(5.47)%		6.94%	11.38%	9.84%	8.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$150,540		$166,458	$260,646	$76,024	$66,180
Ratio to average net assets of:
Expenses	0.25%		0.25%	0.25%	0.25%	0.25%
Net investment income	2.33%		2.34%	2.82%	3.12%	3.22%
Portfolio turnover rate(e)	5%		4%	4%	1%	1%

PowerShares Build America Bond Portfolio (BAB)

	Year Ended October 31,				For the Period November 16, 2009(f) Through October 31, 2010
	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$30.19	$28.16	$26.13		$24.90
Net investment income(a)	1.42	1.45	1.49		1.30
Net realized and unrealized gain (loss) on investments	(2.29)	2.06	2.03		1.17
Total from investment operations	(0.87)	3.51	3.52		2.47
Distributions to shareholders from:
Net investment income	(1.42)	(1.48)	(1.49)		(1.22)
Return of capital	—	—	(0.00	)(b)	(0.02)
Total distributions	(1.42)	(1.48)	(1.49)		(1.24)
Net asset value at end of period	$27.90	$30.19	$28.16		$26.13
Market price at end of period(c)	$27.79	$30.16	$28.18		$26.16
Net Asset Value Total Return(d)	(3.00)%	12.74%	14.10%		10.16	%(g)
Market Price Total Return(d)	(3.28)%	12.54%	14.04%		10.29	%(g)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$683,643	$1,070,328	$664,596		$569,606
Ratio to average net assets of:
Expenses, after Waivers	0.28%	0.28%	0.28%		0.28	%(h)
Expenses, prior to Waivers	0.28%	0.31%	0.35%		0.35	%(h)
Net investment income, after Waivers	4.80%	4.92%	5.68%		5.42	%(h)
Portfolio turnover rate(e)	5%	2%	15%		5%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(f)	Commencement of Investment Operations.
(g)	The net asset value total return from Fund Inception (November 17, 2009, the first day of trading on the Exchange) to October 31, 2010 was 10.34%. The market price total return from Fund Inception to October 31, 2010 was 10.06%.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

112

Financial Highlights (continued)

PowerShares CEF Income Composite Portfolio (PCEF)

	Year Ended October 31,			For the Period February 16, 2010(a) Through October 31, 2010
	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$25.47	$23.84	$26.16	$25.00
Net investment income(b)	1.21	1.40	1.27	1.03
Net realized and unrealized gain (loss) on investments	(0.31)	4.28	(1.57)	1.58
Total from investment operations	0.90	5.68	(0.30)	2.61
Distributions to shareholders from:
Net investment income	(1.49)	(3.83)	(1.39)	(0.98)
Return of capital	(0.48)	(0.22)	(0.63)	(0.47)
Total distributions	(1.97)	(4.05)	(2.02)	(1.45)
Net asset value at end of period	$24.40	$25.47	$23.84	$26.16
Market price at end of period(c)	$24.40	$25.52	$23.86	$26.18
Net Asset Value Total Return(d)	3.64%	16.20%	(1.26)%	10.78	%(e)
Market Price Total Return(d)	3.43%	16.32%	(1.26)%	10.81	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$469,789	$369,266	$244,408	$166,094
Ratio to average net assets of:
Expenses(f)	0.50%	0.50%	0.50%	0.50	%(g)
Net investment income	4.82%	5.67%	5.04%	5.90	%(g)
Portfolio turnover rate(h)	33%	22%	32%	29%

PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)

	Year Ended October 31,			For the Period September 22, 2011(a) Through October 31, 2011
	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$24.42	$23.57		$24.42
Net investment income(b)	0.82	0.77		0.09
Net realized and unrealized gain (loss) on investments	0.59	0.77		(0.94)
Total from investment operations	1.41	1.54		(0.85)
Distributions to shareholders from:
Net investment income	(0.82)	(0.81)		—
Return of capital	—	(0.02)		—
Total distributions	(0.82)	(0.83)		—
Transaction fees(b)	0.22	0.14		—
Net asset value at end of period	$25.23	$24.42		$23.57
Market price at end of period(c)	$25.41	$24.57		$23.72
Net Asset Value Total Return(d)	6.77%	7.26%		(3.48	)%(i)
Market Price Total Return(d)	6.85%	7.21%		(2.87	)%(i)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$107,213	$17,093		$3,536
Ratio to average net assets of:
Expenses	0.45%	0.45	%(f)	0.45	%(g)
Net investment income	3.30%	3.21%		3.46	%(g)
Portfolio turnover rate(h)	25%	12%		0%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 19, 2010, the first day of trading on the Exchange) to October 31, 2010 was 9.81%. The market price total return from Fund Inception to October 31, 2010 was 9.76%.
(f)	In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment company and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment companies expenses that the Fund bears indirectly is included in the Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(i)	The net asset value total return from Fund Inception (September 23, 2011, the first day of trading on the Exchange) to October 31, 2011 was (1.38)%. The market price total return from Fund Inception to October 31, 2011, was (4.51)%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

113

Financial Highlights (continued)

PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$31.00	$27.42	$28.25	$25.60	$18.09
Net investment income(a)	1.30	1.44	1.42	1.54	1.58
Net realized and unrealized gain (loss) on investments	(3.08)	3.60	(0.76)	2.72	7.52
Total from investment operations	(1.78)	5.04	0.66	4.26	9.10
Distributions to shareholders from:
Net investment income	(1.29)	(1.46)	(1.43)	(1.57)	(1.57)
Return of capital	—	—	(0.06)	(0.04)	(0.02)
Total distributions	(1.29)	(1.46)	(1.49)	(1.61)	(1.59)
Net asset value at end of year	$27.93	$31.00	$27.42	$28.25	$25.60
Market price at end of year(b)	$27.92	$31.11	$27.45	$28.28	$25.89
Net Asset Value Total Return(c)	(5.85)%	19.02%	2.60%	17.31%	52.11%
Market Price Total Return(c)	(6.22)%	19.30%	2.60%	16.10%	66.52%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,008,276	$2,808,786	$1,319,124	$1,002,915	$419,877
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.37%	5.03%	5.28%	5.86%	6.89%
Portfolio turnover rate(d)	9%	4%	4%	5%	13%

PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)

	For the Period May 6, 2013(e) Through October 31, 2013
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(a)	0.44
Net realized and unrealized gain (loss) on investments	(2.56)
Total from investment operations	(2.12)
Distributions to shareholders from:
Return of capital	(0.46)
Transaction fees(a)	0.03
Net increase from payments from service providers	0.17
Net asset value at end of period	$22.62
Market price at end of period(b)	$22.59
Net Asset Value Total Return(c)	(7.65	)%(f)(g)
Market Price Total Return(c)	(7.77	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,524
Ratio to average net assets of:
Expenses	0.50	%(h)
Net investment income	3.99	%(h)
Portfolio turnover rate(d)	56%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Commencement of Investment Operations.
(f)	The net asset value total return from Fund Inception (May 9, 2013, the first day of trading on the Exchange) to October 31, 2013 was (7.65)%. The market price total return from Fund Inception to October 31, 2013 was (8.32)%.
(g)	Amount includes the effect of the payments from service providers related to the economic impact of a transaction. Had the payments not been made, the net asset value total return would have been (8.34)%.
(h)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

114

Financial Highlights (continued)

PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$19.19	$18.22	$18.49	$17.54	$15.73
Net investment income(a)	0.90	0.98	1.03	1.39	1.61
Net realized and unrealized gain (loss) on investments	0.05	0.97	(0.16)	1.03	1.81
Total from investment operations	0.95	1.95	0.87	2.42	3.42
Distributions to shareholders from:
Net investment income	(0.90)	(0.98)	(1.07)	(1.47)	(1.61)
Return of capital	—	—	(0.07)	—	—
Total distributions	(0.90)	(0.98)	(1.14)	(1.47)	(1.61)
Net asset value at end of year	$19.24	$19.19	$18.22	$18.49	$17.54
Market price at end of year(b)	$19.26	$19.17	$18.21	$18.50	$17.51
Net Asset Value Total Return(c)	5.06%	11.02%	4.85%	14.47%	23.73%
Market Price Total Return(c)	5.29%	10.95%	4.72%	14.70%	20.39%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$621,429	$838,586	$566,731	$391,893	$171,936
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.66%	5.26%	5.63%	7.89%	9.93%
Portfolio turnover rate(d)	23%	21%	27%	33%	68%

PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)

	Year Ended October 31,		For the Period September 12, 2011(e) Through October 31, 2011
	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$25.83	$24.79	$24.85
Net investment income(a)	0.54	0.56	0.07
Net realized and unrealized gain (loss) on investments	(0.69)	1.11	(0.13)
Total from investment operations	(0.15)	1.67	(0.06)
Distributions to shareholders from:
Net investment income	(0.55)	(0.63)	—
Net asset value at end of period	$25.13	$25.83	$24.79
Market price at end of period(b)	$25.12	$25.85	$25.25
Net Asset Value Total Return(c)	(0.57)%	6.85%	(0.24	)%(f)
Market Price Total Return(c)	(0.68)%	4.97%	1.61	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$33,925	$30,994	$4,958
Ratio to average net assets of:
Expenses	0.22%	0.22%	0.22	%(g)
Net investment income	2.15%	2.23%	2.39	%(g)
Portfolio turnover rate(d)	20%	1%	1%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(d)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(e)	Commencement of Investment Operations.
(f)	The net asset value total return from Fund Inception (September 15, 2011, the first day of trading on the Exchange) to October 31, 2011 was 0.40%. The market price total return from Fund Inception to October 31, 2011 was 2.43%.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

115

Financial Highlights (continued)

PowerShares Global Short Term High Yield Bond Portfolio (PGHY)

	For the Period June 17, 2013(a) Through October 31, 2013
Per Share Operating Performance:
Net asset value at beginning of period	$24.70
Net investment income(b)	0.34
Net realized and unrealized gain on investments	0.10
Total from investment operations	0.44
Distributions to shareholders from:
Net investment income	(0.30)

Net asset value at end of period	$24.84
Market price at end of period(c)	$25.06
Net Asset Value Total Return(d)	1.78	%(e)
Market Price Total Return(d)	2.67	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$14,903
Ratio to average net assets of:
Expenses	0.35	%(f)
Net investment income	3.71	%(f)
Portfolio turnover rate(g)	4%

PowerShares Insured California Municipal Bond Portfolio (PWZ)

	Year Ended October 31,
	2013		2012		2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$25.34		$23.80		$24.24	$23.50	$21.26
Net investment income(b)	0.91		0.99		1.03	1.03	1.06
Net realized and unrealized gain (loss) on investments	(1.84)		1.54		(0.40)	0.78	2.26
Total from investment operations	(0.93)		2.53		0.63	1.81	3.32
Distributions to shareholders from:
Net investment income	(0.00	)(h)	(0.00	)(h)	(0.03)	(0.04)	(0.02)
Tax-exempt income	(0.91)		(0.99)		(1.04)	(1.03)	(1.06)
Return of capital	(0.00	)(h)	—		—	—	—
Total distributions	(0.91)		(0.99)		(1.07)	(1.07)	(1.08)
Net asset value at end of year	$23.50		$25.34		$23.80	$24.24	$23.50
Market price at end of year(c)	$23.42		$25.34		$23.80	$24.24	$23.48
Net Asset Value Total Return(d)	(3.74)%		10.83%		2.90%	7.91%	16.06%
Market Price Total Return(d)	(4.06)%		10.83%		2.90%	8.00%	16.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$61,108		$63,338		$36,884	$43,640	$31,727
Ratio to average net assets of:
Expenses, after Waivers	0.30%		0.28%		0.28%	0.28%	0.28%
Expenses, prior to Waivers	0.30%		0.31%		0.35%	0.35%	0.35%
Net investment income, after Waivers	3.70%		3.98%		4.52%	4.31%	4.71%
Portfolio turnover rate(g)	1%		6%		33%	8%	34%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (June 20, 2013, the first day of trading on the Exchange) to October 31, 2013 was 2.82%. The market price total return from Fund Inception to October 31, 2013 was 4.02%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than $0.005.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

116

Financial Highlights (continued)

PowerShares Insured National Municipal Bond Portfolio (PZA)

	Year Ended October 31,
	2013		2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$25.74		$23.97	$24.28	$23.61	$21.00
Net investment income(a)	0.98		1.05	1.08	1.07	1.12
Net realized and unrealized gain (loss) on investments	(2.46)		1.78	(0.28)	0.70	2.60
Total from investment operations	(1.48)		2.83	0.80	1.77	3.72
Distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.01)	(0.02)	(0.03)	(0.00	)(b)
Tax-exempt income	(0.98)		(1.05)	(1.09)	(1.07)	(1.11)
Return of capital	(0.00	)(b)	—	—	—	—
Total distributions	(0.98)		(1.06)	(1.11)	(1.10)	(1.11)
Net asset value at end of year	$23.28		$25.74	$23.97	$24.28	$23.61
Market price at end of year(c)	$23.23		$25.79	$23.98	$24.29	$23.56
Net Asset Value Total Return(d)	(5.90)%		12.02%	3.63%	7.70%	18.22%
Market Price Total Return(d)	(6.27)%		12.18%	3.63%	7.97%	16.35%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$564,598		$933,177	$535,671	$658,066	$446,288
Ratio to average net assets of:
Expenses, after Waivers	0.28%		0.28%	0.28%	0.28%	0.28%
Expenses, prior to Waivers	0.28%		0.31%	0.35%	0.35%	0.35%
Net investment income, after Waivers	3.93%		4.18%	4.72%	4.47%	4.97%
Portfolio turnover rate(e)	12%		15%	17%	8%	25%

PowerShares Insured New York Municipal Bond Portfolio (PZT)

	Year Ended October 31,
	2013		2012		2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$24.82		$23.49		$23.83	$22.94	$21.14
Net investment income(a)	0.92		0.98		1.00	1.03	1.06
Net realized and unrealized gain (loss) on investments	(2.45)		1.33		(0.30)	0.92	1.80
Total from investment operations	(1.53)		2.31		0.70	1.95	2.86
Distributions to shareholders from:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.04)	(0.03)	(0.02)
Tax-exempt income	(0.92)		(0.98)		(1.00)	(1.03)	(1.04)
Return of capital	(0.00	)(b)	(0.00	)(b)	—	—	—
Total distributions	(0.92)		(0.98)		(1.04)	(1.06)	(1.06)
Net asset value at end of year	$22.37		$24.82		$23.49	$23.83	$22.94
Market price at end of year(c)	$22.28		$24.86		$23.45	$23.83	$22.92
Net Asset Value Total Return(d)	(6.32)%		10.02%		3.24%	8.71%	13.92%
Market Price Total Return(d)	(6.83)%		10.38%		3.07%	8.81%	13.13%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$49,204		$71,983		$37,584	$41,698	$33,260
Ratio to average net assets of:
Expenses, after Waivers	0.30%		0.28%		0.28%	0.28%	0.28%
Expenses, prior to Waivers	0.31%		0.31%		0.35%	0.35%	0.35%
Net investment income, after Waivers	3.84%		4.02%		4.41%	4.42%	4.75%
Portfolio turnover rate(e)	20%		0%		37%	3%	10%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares International Corporate Bond Portfolio (PICB)

	Year Ended October 31,			For the Period June 1, 2010(a) Through October 31, 2010
	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$28.94	$27.92	$28.29	$25.00
Net investment income(b)	0.86	0.93	0.95	0.17
Net realized and unrealized gain (loss) on investments	0.49	0.99	(0.29)	3.49
Total from investment operations	1.35	1.92	0.66	3.66
Distributions to shareholders from:
Net investment income	(0.69)	(0.89)	(0.87)	—
Return of capital	(0.13)	(0.04)	(0.16)	(0.37)
Total distributions	(0.82)	(0.93)	(1.03)	(0.37)
Transaction fees(b)	0.03	0.03	—	—
Net asset value at end of period	$29.50	$28.94	$27.92	$28.29
Market price at end of period(c)	$29.55	$29.07	$27.67	$28.42
Net Asset Value Total Return(d)	4.88%	7.28%	2.45%	14.75	%(e)
Market Price Total Return(d)	4.59%	8.72%	1.04%	15.28	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$156,336	$131,675	$79,559	$33,944
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50	%(f)
Net investment income	2.99%	3.39%	3.48%	2.53	%(f)
Portfolio turnover rate(g)	27%	12%	12%	14%

PowerShares Preferred Portfolio (PGX)

	Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$14.82	$13.96	$14.28	$13.01	$12.25
Net investment income(b)	0.91	0.94	0.95	0.92	0.98
Net realized and unrealized gain (loss) on investments	(1.03)	0.86	(0.32)	1.36	0.89
Total from investment operations	(0.12)	1.80	0.63	2.28	1.87
Distributions to shareholders from:
Net investment income	(0.92)	(0.94)	(0.95)	(0.99)	(1.02)
Return of capital	—	—	—	(0.02)	(0.09)
Total distributions	(0.92)	(0.94)	(0.95)	(1.01)	(1.11)
Net asset value at end of year	$13.78	$14.82	$13.96	$14.28	$13.01
Market price at end of year(c)	$13.79	$14.84	$14.00	$14.29	$13.06
Net Asset Value Total Return(d)	(0.88)%	13.37%	4.53%	18.08%	17.02%
Market Price Total Return(d)	(0.95)%	13.18%	4.75%	17.70%	13.88%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,107,031	$2,081,189	$1,395,458	$1,345,981	$769,925
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	6.27%	6.52%	6.70%	6.66%	8.26%
Portfolio turnover rate(g)	29%	29%	30%	12%	34%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (June 3, 2010, the first day trading on the Exchange) to October 31, 2010 was 15.54%. The market price total return from Fund Inception to October 31, 2010 was 15.27%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares VRDO Tax-Free Weekly Portfolio (PVI)

	Year Ended October 31,
	2013		2012	2011	2010	2009
Per Share Operating Performance:
Net asset value at beginning of year	$25.00		$25.00	$25.00	$25.00	$25.03
Net investment income(a)	0.01		0.06	0.14	0.07	0.30
Net realized and unrealized gain (loss) on investments	(0.01)		—	—	—	0.09
Total from investment operations	—		0.06	0.14	0.07	0.39
Distributions to shareholders from:
Net investment income	(0.00	)(b)	—	—	—	(0.02)
Tax-exempt income	(0.01)		(0.06)	(0.14)	(0.07)	(0.40)
Return of capital	(0.00	)(b)	—	—	—	—
Total distributions	(0.01)		(0.06)	(0.14)	(0.07)	(0.42)
Net asset value at end of year	$24.99		$25.00	$25.00	$25.00	$25.00
Market price at end of year(c)	$24.99		$24.99	$25.00	$25.00	$25.00
Net Asset Value Total Return(d)	(0.00	)%(e)	0.23%	0.55%	0.31%	1.58%
Market Price Total Return(d)	0.04%		0.18%	0.55%	0.31%	1.49%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$193,700		$317,449	$427,502	$637,413	$1,069,879
Ratio to average net assets of:
Expenses	0.25%		0.25%	0.25%	0.25%	0.25%
Net investment income	0.03%		0.22%	0.57%	0.29%	1.24%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Amount represents less than 0.005%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2013

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2013, the Trust offered fifty-six portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares 1-30 Laddered Treasury Portfolio (PLW)	“1-30 Laddered Treasury Portfolio”
PowerShares Build America Bond Portfolio (BAB)	“Build America Bond Portfolio”
PowerShares CEF Income Composite Portfolio (PCEF)	“CEF Income Composite Portfolio”
PowerShares Chinese Yuan Dim Sum Bond Portfolio (DSUM)	“Chinese Yuan Dim Sum Bond Portfolio”
PowerShares Emerging Markets Sovereign Debt Portfolio (PCY)	“Emerging Markets Sovereign Debt Portfolio”
PowerShares Fundamental Emerging Markets Local Debt Portfolio (PFEM)	“Fundamental Emerging Markets Local Debt Portfolio”
PowerShares Fundamental High Yield® Corporate Bond Portfolio (PHB)	“Fundamental High Yield® Corporate Bond Portfolio”
PowerShares Fundamental Investment Grade Corporate Bond Portfolio (PFIG)	“Fundamental Investment Grade Corporate Bond Portfolio”
PowerShares Global Short Term High Yield Bond Portfolio (PGHY)	“Global Short Term High Yield Bond Portfolio”
PowerShares Insured California Municipal Bond Portfolio (PWZ)	“Insured California Municipal Bond Portfolio”
PowerShares Insured National Municipal Bond Portfolio (PZA)	“Insured National Municipal Bond Portfolio”
PowerShares Insured New York Municipal Bond Portfolio (PZT)	“Insured New York Municipal Bond Portfolio”
PowerShares International Corporate Bond Portfolio (PICB)	“International Corporate Bond Portfolio”
PowerShares Preferred Portfolio (PGX)	“Preferred Portfolio”
PowerShares VRDO Tax-Free Weekly Portfolio (PVI)	“VRDO Tax-Free Weekly Portfolio”

Each portfolio (each, a “Fund” and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of 1-30 Laddered Treasury Portfolio, CEF Income Composite Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, Global Short Term High Yield Bond Portfolio and Preferred Portfolio are issued and redeemed generally in-kind for securities included in each Fund’s relevant index. Creation Units of Build America Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio, International Corporate Bond Portfolio and VRDO Tax-Free Weekly Portfolio generally are issued and redeemed principally for cash. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Index
1-30 Laddered Treasury Portfolio	Ryan/NASDAQ U.S. 1-30 Year Treasury Laddered Index
Build America Bond Portfolio	BofA Merrill Lynch Build America Bond Index
CEF Income Composite Portfolio	S-Network Composite Closed-End Fund IndexSM
Chinese Yuan Dim Sum Bond Portfolio	Citigroup Custom Dim Sum (Offshore CNY) Bond Index
Emerging Markets Sovereign Debt Portfolio	DB Emerging Market USD Liquid Balanced Index
Fundamental Emerging Markets Local Debt Portfolio	Citi RAFI Bonds Sovereign Emerging Markets Extended Local Currency Index
Fundamental High Yield® Corporate Bond Portfolio	RAFI® Bonds US High Yield 1-10 Index
Fundamental Investment Grade Corporate Bond Portfolio	RAFI® Bonds US Investment Grade 1-10 Index
Global Short Term High Yield Bond Portfolio	DB Global Short Maturity High Yield Bond Index

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Fund	Index
Insured California Municipal Bond Portfolio	BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index
Insured National Municipal Bond Portfolio	BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index
Insured New York Municipal Bond Portfolio	BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index
International Corporate Bond Portfolio	S&P International Corporate Bond Index®
Preferred Portfolio	BofA Merrill Lynch Core Plus Fixed Rate Preferred Securities Index
VRDO Tax-Free Weekly Portfolio	Bloomberg US Municipal AMT-Free Weekly VRDO Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

Securities in a fund that is held as an investment (the “Underlying Fund”) of a Fund including restricted securities are valued in accordance with valuation policy of such fund. The policies of underlying funds affiliated with the funds as a result of having the same investment advisor are set forth below.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

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Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund’s respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund (except for Build America Bond Portfolio, CEF Income Composite Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Insured National Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Because the Build America Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio, International Corporate Bond Portfolio and VRDO Tax-Free Weekly Portfolio issues and redeems Creation Units principally for cash, those funds will incur higher costs in buying and selling securities than if it they issued and redeemed Creation Units principally in-kind. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. With respect to each of the Build America Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, Global Short Term High Yield Bond Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio, International Corporate Bond Portfolio, Preferred Portfolio and VRDO Tax-Free Weekly Portfolio, each Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development respecting to an issuer of securities that a Fund holds could result in a greater decline in NAV than would be the case if a Fund held all of the securities in its Underlying Index. To the extent the assets in a Fund are smaller, these risks will be greater.

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Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Build America Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio, International Corporate Bond Portfolio and VRDO Tax-Free Weekly Portfolio currently effect creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the Funds’ investments. As such, investments in such Funds’ Shares may be less tax efficient than investments in conventional ETFs.

Foreign Investment Risk. Investments in the securities of non-U.S issuers involve risk beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns.

Fund of Funds Risk. Because CEF Income Composite Portfolio is a fund of funds, its investment performance largely depends on the investment performance of the underlying funds in which it invests. An investment in the Fund is subject to the risks associated with the underlying funds that comprise its Underlying Index. The Fund will pay indirectly a proportional share of the fees and expenses of the underlying funds in which it invests, including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will absorb duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent underlying funds in its Underlying Index may be out of favor and underperform other segments.

Global Bonds Risk. Chinese Yuan Dim Sum Bond Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental Emerging Markets Local Debt Portfolio, Global Short Term High Yield Bond Portfolio and International Corporate Bond Portfolio invest in global bonds. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

High Yield Securities Risk. For Fundamental High Yield® Corporate Bond Portfolio and Global Short Term High Yield Bond Portfolio, high yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

Municipal Securities Risk. Build America Bond Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio and VRDO Tax-Free Weekly Portfolio invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal securities. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There also may be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Funds to value accurately than securities of public corporations. Since these Funds invest a significant portion of their portfolios in municipal securities, the Funds’ portfolios may have greater exposure to liquidity risk than funds that invest in non-municipal securities.

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Sovereign Debt Risk. For Fundamental Emerging Markets Local Debt Portfolio and Global Short Term High Yield Bond Portfolio, risks of sovereign debt include the relative size of the debt burden to the economy as a whole and the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund’s ability to obtain recourse may be limited.

Risks of Investing in Closed-End Funds. For CEF Income Composite Portfolio, the shares of closed-end funds may trade at a discount or premium to, or at, their NAV. To the extent that the Fund invests a portion of its assets in closed-end funds, those assets will be subject to the risks of the closed-end fund’s portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the closed-end fund. The securities of closed-end funds in which the Fund may invest may be leveraged. As a result, the Fund may be exposed indirectly to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. The Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal period-end.

G. Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in currencies other than the U.S. dollar, are translated into U.S. dollars using the applicable exchange rates as of the close of London world markets. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments in securities. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

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Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
1-30 Laddered Treasury Portfolio	0.25%
Build America Bond Portfolio	0.28%
CEF Income Composite Portfolio	0.50%
Chinese Yuan Dim Sum Bond Portfolio	0.45%
Emerging Markets Sovereign Debt Portfolio	0.50%
Fundamental Emerging Markets Local Debt Portfolio	0.50%
Fundamental High Yield® Corporate Bond Portfolio	0.50%
Fundamental Investment Grade Corporate Bond Portfolio	0.22%
Global Short Term High Yield Bond Portfolio	0.35%
Insured California Municipal Bond Portfolio	0.28%
Insured National Municipal Bond Portfolio	0.28%
Insured New York Municipal Bond Portfolio	0.28%
International Corporate Bond Portfolio	0.50%
Preferred Portfolio	0.50%
VRDO Tax-Free Weekly Portfolio	0.25%

The Adviser has contractually agreed, through at least August 31, 2015, to waive the advisory fee payable by each Fund in an amount equal to 100% of the net advisory fees the Adviser’s affiliate receives from the affiliated money market funds on investments by a Fund of (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the fiscal year/period ended October 31, 2013, the Adviser waived advisory fees in the following amounts:

1-30 Laddered Treasury Portfolio	$75
Build America Bond Portfolio	3,039
CEF Income Composite Portfolio	172
Chinese Yuan Dim Sum Bond Portfolio	368
Emerging Markets Sovereign Debt Portfolio	2,593
Fundamental Emerging Markets Local Debt Portfolio	18
Fundamental High Yield® Corporate Bond Portfolio	292
Fundamental Investment Grade Corporate Bond Portfolio	34
Global Short Term High Yield Bond Portfolio	22
Insured California Municipal Bond Portfolio	185
Insured National Municipal Bond Portfolio	4,011
Insured New York Municipal Bond Portfolio	233
International Corporate Bond Portfolio	2
Preferred Portfolio	3,776
VRDO Tax-Free Weekly Portfolio	3,655

For the fiscal year ended October 31, 2013, Fundamental Emerging Markets Local Debt Portfolio received payments from service providers of $65,046 related to the economic impact of a transaction.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
1-30 Laddered Treasury Portfolio	NASDAQ OMX Group, Inc.
Build America Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
CEF Income Composite Portfolio	S-Network Global Indexes, LLC
Chinese Yuan Dim Sum Bond Portfolio	Citigroup Index LLC
Emerging Markets Sovereign Debt Portfolio	Deutsche Bank Securities, Inc.
Fundamental Emerging Markets Local Debt Portfolio	Citigroup Index, LLC
Fundamental High Yield® Corporate Bond Portfolio	Research Affiliates®
Fundamental Investment Grade Corporate Bond Portfolio	Research Affiliates®
Global Short Term High Yield Bond Portfolio	Deutsche Bank Securities, Inc.
Insured California Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
Insured National Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
Insured New York Municipal Bond Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
International Corporate Bond Portfolio	Standard & Poor’s®
Preferred Portfolio	Merrill Lynch, Pierce, Fenner & Smith Inc.
VRDO Tax-Free Weekly Portfolio	Bloomberg Finance L.P.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

Each Fund’s Adviser and the adviser for Invesco Bond Fund and Invesco Senior Income Trust are wholly-owned subsidiaries of Invesco Ltd. and therefore are considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in Invesco Bond Fund and Invesco Senior Income Trust for the fiscal year ended October 31, 2013.

CEF Income Composite Portfolio

	Value October 31, 2012	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)		Value October 31, 2013	Dividend Income
Invesco Bond Fund (formerly Invesco Van Kampen Bond Fund)	$959,183	$896,570	$(231,047)	$(194,241)	$(24,301	)(a)	$1,406,164	$79,821
Invesco Senior Income Trust	—	4,202,211	(500,530)	(249,294)	(31,206)		3,421,181	142,342

Total Investments in Affiliates	$959,183	$5,098,781	$(731,577)	$(443,535)	$(55,507)		$4,827,345	$222,163

(a)	Includes $7,956 of capital gains distributions from affiliated underlying funds.

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period),

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unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the CEF Income Composite Portfolio, Preferred Portfolio and the Funds listed below, as of October 31, 2013, the securities in each Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The securities in CEF Income Composite Portfolio and Preferred Portfolio were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
1-30 Laddered Treasury Portfolio
U.S. Treasury Securities	$—	$149,027,290	$—	$149,027,290
Money Market Fund	119,038	—	—	119,038

Total Investments	$119,038	$149,027,290	$—	$149,146,328

Build America Bond Portfolio
Municipal Obligations	$—	$660,612,670	$—	$660,612,670
Money Market Fund	9,964,025	—	—	9,964,025

Total Investments	$9,964,025	$660,612,670	$—	$670,576,695

Chinese Yuan Dim Sum Bond Portfolio
Foreign Corporate Debt Securities	$—	$102,864,740	$—	$102,864,740
Money Market Fund	4,901,844	—	—	4,901,844

Total Investments	$4,901,844	$102,864,740	$—	$107,766,584

Emerging Markets Sovereign Debt Portfolio
Foreign Government Debt Securities	$—	$1,971,965,160	$—	$1,971,965,160
Money Market Fund	10,160,660	—	—	10,160,660

Total Investments	$10,160,660	$1,971,965,160	$—	$1,982,125,820

Fundamental High Yield® Corporate Bond Portfolio
Corporate Debt Securities	$—	$613,005,716	$—	$613,005,716
Money Market Fund	5,815,177	—	—	5,815,177

Total Investments	$5,815,177	$613,005,716	$—	$618,820,893

Fundamental Investment Grade Corporate Bond Portfolio
Corporate Debt Securities	$—	$33,514,915	$—	$33,514,915
Money Market Fund	39,009	—	—	39,009

Total Investments	$39,009	$33,514,915	$—	$33,553,924

Global Short Term High Yield Bond Portfolio
Foreign Corporate Debt Securities	$—	$14,346,083	$—	$14,346,083
Money Market Fund	212,031	—	—	212,031

Total Investments	$212,031	$14,346,083	$—	$14,558,114

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2013 and 2012:

	2013				2012
	Ordinary Income	Long-term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Return of Capital	Tax-Exempt Income
1-30 Laddered Treasury Portfolio	$3,721,344	$12,481	$—	$—	$4,193,557	$11,755	$—	$—
Build America Bond Portfolio	47,070,053	—	—	—	45,855,668	—	—	—
CEF Income Composite Portfolio	26,361,402	—	8,400,472	—	22,259,029	—	1,288,225	—
Chinese Yuan Dim Sum Bond Portfolio	2,117,217	—	—	—	340,075	—	6,715	—

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	2013				2012
	Ordinary Income	Long-term Capital Gains	Return of Capital	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Return of Capital	Tax-Exempt Income
Emerging Markets Sovereign Debt Portfolio	$105,617,667	$—	$—	$—	$91,276,408	$—	$—	$—
Fundamental Emerging Markets Local Debt Portfolio	—	—	184,025	—	—	—	—	—
Fundamental High Yield® Corporate Bond Portfolio	35,119,389	—	—	—	44,786,680	—	—	—
Fundamental Investment Grade Corporate Bond Portfolio	697,632	12,073	—	—	379,880	—	—	—
Global Short Term High Yield Bond Portfolio	99,000	—	—	—	—	—	—	—
Insured California Municipal Bond Portfolio	95	—	8,511	2,635,650	9,345	—	—	1,948,332
Insured National Municipal Bond Portfolio	597	—	4,201	34,693,330	184,101	—	—	29,825,449
Insured New York Municipal Bond Portfolio	5,386	—	10,213	2,464,340	5,412	—	7,252	2,096,702
International Corporate Bond Portfolio	3,330,540	40,961	655,978	—	2,985,774	82,733	142,635	—
Preferred Portfolio	147,728,843	—	—	—	108,656,914	—	—	—
VRDO Tax-Free Weekly Portfolio	64	—	21,885	76,762	—	3,100	—	952,011

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation Other Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
1-30 Laddered Treasury Portfolio	$—	$—	$620,059	$—	$—	$149,920,226	$150,540,285
Build America Bond Portfolio	—	—	30,053,324	—	(2,865,783)	656,455,687	683,643,228
CEF Income Composite Portfolio	—	—	(588,661)	—	(1,538,035)	471,915,407	469,788,711
Chinese Yuan Dim Sum Bond Portfolio	95,524	—	1,189,581	7,031	(244,137)	106,165,124	107,213,123
Emerging Markets Sovereign Debt Portfolio	—	—	(123,980,835)	—	(11,906,247)	2,144,162,761	2,008,275,679
Fundamental Emerging Markets Local Debt Portfolio	—	—	(487,520)	1,751	(177,279)	5,186,560	4,523,512
Fundamental High Yield® Corporate Bond Portfolio	—	—	14,037,115	—	(5,942,841)	613,335,033	621,429,307
Fundamental Investment Grade Corporate Bond Portfolio	—	18,146	(95,201)	—	—	34,001,626	33,924,571
Global Short Term High Yield Bond Portfolio	8,142	—	72,423	—	(14,899)	14,837,197	14,902,863
Insured California Municipal Bond Portfolio	—	—	(1,654,486)	—	(452,712)	63,215,502	61,108,304

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	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)— Investment Securities	Net Unrealized Appreciation Other Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
Insured National Municipal Bond Portfolio	$—	$—	$3,319,244	$—	$(4,609,239)	$565,887,614	$564,597,619
Insured New York Municipal Bond Portfolio	—	—	(1,595,807)	—	(804,493)	51,604,070	49,203,770
International Corporate Bond Portfolio	—	—	7,783,858	76,907	—	148,475,513	156,336,278
Preferred Portfolio	—	—	(68,246,643)	—	(41,047,895)	2,216,325,088	2,107,030,550
VRDO Tax-Free Weekly Portfolio	—	—	—		—	193,699,588	193,699,588

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following Funds have a capital loss carryforward as of October 31, 2013, which expires as follows:

					Post-effective no expiration
	2016	2017	2018	2019	Short-term	Long-term	Total*	Utilized	Expired
1-30 Laddered Treasury Portfolio	$—	$—	$—	$—	$—	$—	$—	$—	$—
Build America Bond Portfolio	—	—	6,399	—	1,843,673	1,015,711	2,865,783	—	—
CEF Income Composite Portfolio	—	—	—	1,538,035	—	—	1,538,035	1,531,725	—
Chinese Yuan Dim Sum Bond Portfolio	—	—	—	—	244,137	—	244,137	—	—
Emerging Markets Sovereign Debt Portfolio	531,185	558,313	212,582	818,907	5,970,826	3,814,434	11,906,247	—	—
Fundamental Emerging Markets Local Debt Portfolio	—	—	—	—	177,279	—	177,279	—	—
Fundamental High Yield® Corporate Bond Portfolio	—	—	—	—	4,556,777	1,386,064	5,942,841	—	—
Fundamental Investment Grade Corporate Bond Portfolio	—	—	—	—	—	—	—	—	—
Global Short Term High Yield Bond Portfolio	—	—	—	—	14,899	—	14,899	—	—
Insured California Municipal Bond Portfolio	—	—	—	438,783	—	13,929	452,712	—	—
Insured National Municipal Bond Portfolio	—	—	—	3,919,330	689,909	—	4,609,239	—	—
Insured New York Municipal Bond Portfolio	136,120	125,849	—	74,902	287,266	180,356	804,493	—	—
International Corporate Bond Portfolio	—	—	—	—	—	—	—	—	—
Preferred Portfolio	—	37,146,794	—	—	3,901,101	—	41,047,895	—	—
VRDO Tax-Free Weekly Portfolio	—	—	—	—	—	—	—

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

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Note 7. Investment Transactions

For the fiscal year/period ended October 31, 2013, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, U.S. Government securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Build America Bond Portfolio	$49,769,023	$76,762,756
CEF Income Composite Portfolio	145,035,212	153,860,129
Chinese Yuan Dim Sum Bond Portfolio	97,243,805	16,003,114
Emerging Markets Sovereign Debt Portfolio	225,530,762	207,623,232
Fundamental Emerging Markets Local Debt Portfolio	9,829,785	4,484,337
Fundamental High Yield® Corporate Bond Portfolio	233,738,158	172,493,627
Fundamental Investment Grade Corporate Bond Portfolio	6,650,463	6,445,353
Global Short Term High Yield Bond Portfolio	1,474,410	271,257
Insured California Municipal Bond Portfolio	15,070,102	945,000
Insured National Municipal Bond Portfolio	101,616,290	135,175,073
Insured New York Municipal Bond Portfolio	11,811,697	15,700,520
International Corporate Bond Portfolio	60,730,005	37,545,352
Preferred Portfolio	676,335,754	657,902,160
VRDO Tax-Free Weekly Portfolio	—	—

For the fiscal year/period ended October 31, 2013, the cost of securities purchased and the proceeds from sales of U.S. government securities, excluding short-term securities, money market funds and in-kind transactions, for the 1-30 Laddered Treasury Portfolio amounted to $10,446,367 and $7,406,779, respectively.

For the fiscal year/period ended October 31, 2013, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Build America Bond Portfolio	$—	$277,730,808
CEF Income Composite Portfolio	153,640,708	34,582,103
Chinese Yuan Dim Sum Bond Portfolio	—	—
Emerging Markets Sovereign Debt Portfolio	853,994,495	1,390,453,412
Fundamental Emerging Markets Local Debt Portfolio	—	—
Fundamental High Yield® Corporate Bond Portfolio	122,870,246	384,139,913
Fundamental Investment Grade Corporate Bond Portfolio	6,837,637	2,378,133
Global Short Term High Yield Bond Portfolio	10,702,495	—
Insured California Municipal Bond Portfolio	—	6,803,911
Insured National Municipal Bond Portfolio	—	257,051,486
Insured New York Municipal Bond Portfolio	—	10,072,493
International Corporate Bond Portfolio	—	—
Preferred Portfolio	630,849,192	446,177,815
VRDO Tax-Free Weekly Portfolio	—	—

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2013, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
1-30 Laddered Treasury Portfolio	$148,526,269	$620,059	$1,833,982	$(1,213,923)
Build America Bond Portfolio	640,523,371	30,053,324	42,547,010	(12,493,686)
CEF Income Composite Portfolio	469,797,343	(588,661)	19,958,228	(20,546,889)
Chinese Yuan Dim Sum Bond Portfolio	106,577,003	1,189,581	1,548,340	(358,759)
Emerging Markets Sovereign Debt Portfolio	2,106,106,655	(123,980,835)	6,093,594	(130,074,429)
Fundamental Emerging Markets Local Debt Portfolio	4,926,721	(487,520)	18,026	(505,546)

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	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
Fundamental High Yield® Corporate Bond Portfolio	$604,783,778	$14,037,115	$18,000,774	$(3,963,659)
Fundamental Investment Grade Corporate Bond Portfolio	33,649,125	(95,201)	387,201	(482,402)
Global Short Term High Yield Bond Portfolio	14,485,691	72,423	117,439	(45,016)
Insured California Municipal Bond Portfolio	60,240,093	(1,654,486)	1,456,277	(3,110,763)
Insured National Municipal Bond Portfolio	548,678,530	3,319,244	20,760,966	(17,441,722)
Insured New York Municipal Bond Portfolio	47,321,096	(1,595,807)	1,293,379	(2,889,186)
International Corporate Bond Portfolio	145,709,513	7,783,858	8,724,368	(940,510)
Preferred Portfolio	2,172,993,750	(68,246,643)	37,271,016	(105,517,659)
VRDO Tax-Free Weekly Portfolio	179,095,000	—	—	—

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on October 31, 2013, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2013, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
1-30 Laddered Treasury Portfolio	$19,959	$(2,155,194)	$2,135,235
Build America Bond Portfolio	112,374	(14,646,331)	14,533,957
CEF Income Composite Portfolio	4,970,740	(1,454,552)	(3,516,188)
Chinese Yuan Dim Sum Bond Portfolio	61,148	(61,148)	—
Emerging Markets Sovereign Debt Portfolio	939,660	(119,332,873)	118,393,213
Fundamental Emerging Markets Local Debt Portfolio	(168,958)	319,094	(150,136)
Fundamental High Yield® Corporate Bond Portfolio	155,432	(17,611,892)	17,456,460
Fundamental Investment Grade Corporate Bond Portfolio	12,587	(46,108)	33,521
Global Short Term High Yield Bond Portfolio	—	—	—
Insured California Municipal Bond Portfolio	—	373,685	(373,685)
Insured National Municipal Bond Portfolio	4,201	25,113,700	(25,117,901)
Insured New York Municipal Bond Portfolio	—	287,753	(287,753)
International Corporate Bond Portfolio	(854,664)	854,664	—
Preferred Portfolio	2,130,402	(35,377,163)	33,246,761
VRDO Tax-Free Weekly Portfolio	—	—	—

Note 9. Trustees’ Fees

The Funds compensate each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”). The Adviser, as a result of the unitary management fee, pays for such compensation. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for Emerging Markets Sovereign Debt Portfolio and Fundamental High Yield® Corporate Bond Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. 1-30 Laddered Treasury Portfolio, CEF Income Composite Portfolio, Emerging Markets Sovereign Debt Portfolio, Fundamental High Yield® Corporate Bond Portfolio, Fundamental Investment Grade Corporate Bond Portfolio, Global Short Term High Yield Bond Portfolio and Preferred Portfolio are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when the securities are not available in sufficient quantity for delivery,

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not eligible for trading by the Authorized Participant or as a result of other market circumstances. For Build America Bond Portfolio, Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio, Insured California Municipal Bond Portfolio, Insured National Municipal Bond Portfolio, Insured New York Municipal Bond Portfolio, International Corporate Bond Portfolio and VRDO Tax-Free Weekly Portfolio, such transactions are principally for cash.

Each Fund may issue Shares in advance of receipt of a basket of securities (“Deposit Securities”) subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Chinese Yuan Dim Sum Bond Portfolio, Fundamental Emerging Markets Local Debt Portfolio and International Corporate Bond Portfolio charge fixed and variable transaction fees for creations and redemptions, which are treated as increases in capital, which are shown in the Statements of Changes in Net Assets as Transaction fees.

Transactions in a Fund’s Shares are disclosed in detail on the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

132

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Short Term High Yield Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2013

133

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2013:

	Qualified Interest-Income*	Qualified Dividend Income*	Corporate DividendsReceived Deduction*	Tax Exempt Income*	Long Term Capital Gain
1-30 Laddered Treasury Portfolio	100%	0%	0%	0%	$12,481
Build America Bond Portfolio	100%	0%	0%	0%	—
CEF Income Composite Portfolio	0%	0%	0%	0%	—
Chinese Yuan Dim Sum Bond Portfolio	0%	0%	0%	0%	—
Emerging Markets Sovereign Debt Portfolio	0%	0%	0%	0%	—
Fundamental Emerging Markets Local Debt Portfolio	0%	0%	0%	0%	—
Fundamental High Yield® Corporate Bond Portfolio	100%	0%	0%	0%	—
Fundamental Investment Grade Corporate Bond Portfolio	100%	0%	0%	0%	12,073
Global Short Term High Yield Bond Portfolio	69%	0%	0%	0%	—
Insured California Municipal Bond Portfolio	0%	0%	0%	100%	—
Insured National Municipal Bond Portfolio	0%	0%	0%	100%	—
Insured New York Municipal Bond Portfolio	0%	0%	0%	99%	—
International Corporate Bond Portfolio	0%	0%	0%	0%	40,961
Preferred Portfolio	0%	0%	0%	0%	—
VRDO Tax-Free Weekly Portfolio	0%	0%	0%	100%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

134

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of PowerShares Exchange-Traded Fund Trust II (the “Trust”) was held on June 20, 2013. The Meeting was held for the following purpose:

To elect eight (8) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Withheld
Ronn R. Bagge	628,921,250	12,822,218
Todd J. Barre	629,073,526	12,669,942
Kevin M. Carome	628,957,390	12,786,078
Marc M. Kole	628,898,800	12,844,668
Yung Bong Lim	628,740,078	13,003,390
Philip M. Nussbaum	628,976,848	12,766,620
Gary R. Wicker	628,980,916	12,762,552
Donald H. Wilson	628,627,875	13,115,593

A Special Meeting (“Meeting”) of Shareholders of PowerShares Insured California Municipal Bond Portfolio (the “Fund”) was held on June 20, 2013. The Meeting was held for the following purpose:

Approval of a change to the Fund’s fundamental investment policy.

The results of the voting on the above matter were as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Approval of a change to the Fund’s fundamental investment policy	1,262,870	96,926	42,426	328,646

A Special Meeting (“Meeting”) of Shareholders of PowerShares Insured National Municipal Bond Portfolio (the “Fund”) was held on June 20, 2013. The Meeting was held for the following purpose:

Approval of a change to the Fund’s fundamental investment policy.

The results of the voting on the above matter were as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Approval of a change to the Fund’s fundamental investment policy	18,220,537	647,113	452,113	5,951,940

A Special Meeting (“Meeting”) of Shareholders of PowerShares Insured New York Municipal Bond Portfolio (the “Fund”) was held on June 20, 2013 and was adjourned until July 24, 2013. The Meeting on July 24, 2013 was held for the following purpose:

Approval of a change to the Fund’s fundamental investment policy.

The July 24, 2013 results of the voting on the above matter were as follows:

	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Approval of a change to the Fund’s fundamental investment policy	1,322,415	124,356	64,114	399,067

135

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by each Trustee are shown below.

The Trustees and officers information is current as of October 31, 2013.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	115	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	115	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	115	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	115	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	115	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

136

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	115	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	115	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

137

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Advisers, Inc., Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	115	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

138

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

*	This is the period for which the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

139

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

140

Board Considerations Regarding Continuation of Investment Advisory

Agreement and Sub-Advisory Agreement

At a meeting held on April 18, 2013, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for the following 56 series (each, a “Fund” and collectively, the “Funds”):

PowerShares 1-30 Laddered Treasury Portfolio

PowerShares Build America Bond Portfolio

PowerShares CEF Income Composite Portfolio

PowerShares Chinese Yuan Dim Sum Bond Portfolio

PowerShares DWA Developed Markets Technical Leaders Portfolio

PowerShares DWA Emerging Markets Technical Leaders Portfolio

PowerShares DWA SmallCap Technical Leaders™ Portfolio

PowerShares Emerging Markets Infrastructure Portfolio

PowerShares Emerging Markets Sovereign Debt Portfolio

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

PowerShares FTSE RAFI Emerging Markets Portfolio

PowerShares Fundamental Emerging Markets Local Debt Portfolio

PowerShares Fundamental High Yield® Corporate Bond Portfolio

PowerShares Fundamental Investment Grade Corporate Bond Portfolio

PowerShares Global Agriculture Portfolio

PowerShares Global Clean Energy Portfolio

PowerShares Global Gold and Precious Metals Portfolio

PowerShares Global Water Portfolio

PowerShares Insured California Municipal Bond Portfolio

PowerShares Insured National Municipal Bond Portfolio

PowerShares Insured New York Municipal Bond Portfolio

PowerShares International Corporate Bond Portfolio

PowerShares KBW Bank Portfolio

PowerShares KBW Capital Markets Portfolio

PowerShares KBW High Dividend Yield Financial Portfolio

PowerShares KBW Insurance Portfolio

PowerShares KBW International Financial Portfolio

PowerShares KBW Premium Yield Equity REIT Portfolio

PowerShares KBW Property & Casualty Insurance Portfolio

PowerShares KBW Regional Banking Portfolio

PowerShares MENA Frontier Countries Portfolio

PowerShares Preferred Portfolio

PowerShares S&P 500® High Beta Portfolio

PowerShares S&P 500® High Dividend Portfolio

PowerShares S&P 500® High Momentum Portfolio

PowerShares S&P MidCap Low Volatility Portfolio

PowerShares S&P SmallCap Low Volatility Portfolio

PowerShares S&P 500® Low Volatility Portfolio

PowerShares S&P Emerging Markets High Beta Portfolio

PowerShares S&P Emerging Markets Low Volatility Portfolio

PowerShares S&P International Developed High Beta Portfolio

PowerShares S&P International Developed High Quality Portfolio

PowerShares S&P International Developed Low Volatility Portfolio

PowerShares S&P SmallCap Consumer Discretionary Portfolio

PowerShares S&P SmallCap Consumer Staples Portfolio

PowerShares S&P SmallCap Energy Portfolio

PowerShares S&P SmallCap Financials Portfolio

PowerShares S&P SmallCap Health Care Portfolio

PowerShares S&P SmallCap Industrials Portfolio

PowerShares S&P SmallCap Information Technology

Portfolio PowerShares S&P SmallCap Materials Portfolio

PowerShares S&P SmallCap Utilities Portfolio

PowerShares Senior Loan Portfolio

PowerShares VRDO Tax-Free Weekly Portfolio

Also at the April 18, 2013 meeting, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Investment Sub-Advisory Agreement between the Adviser and the following eight affiliated sub-advisers for PowerShares Senior Loan Portfolio (the “Sub-Advisory Agreement”): Invesco Advisers, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Hong Kong Limited; Invesco Senior Secured Management, Inc.; and Invesco Canada Ltd. (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as a Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

141

Board Considerations Regarding Continuation of Investment Advisory

Agreement and Sub-Advisory Agreement (continued)

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and projected staffing, including operations assistance provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds (other than PowerShares Fundamental Emerging Markets Local Debt Portfolio and PowerShares S&P 500® High Momentum Portfolio, which Funds had not commenced operations as of April 18, 2013) and the performance of their underlying indexes for the one-year, three-year, five-year and since-inception periods ended December 31, 2012, as applicable, including reports for each of the last three calendar years on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between each Fund and its underlying index. In reviewing the tracking error report, the Trustees considered information provided by Ibbotson Associates, a consultant to the Independent Trustees, with respect to general expected tracking error ranges and various explanations for tracking error. The Trustees noted that for each applicable period, the correlation for each Fund, other than PowerShares VRDO Tax-Free Weekly Portfolio, was within the targeted range set forth in the Trust’s registration statement. The Trustees reviewed the reasons for PowerShares VRDO Tax-Free Weekly Portfolio’s level of correlation to its underlying index, including the Adviser’s representation that a primary cause is the abnormally low yield environment and its expectation that, over time, the Fund’s correlation will return to be within the targeted range set forth in the Trust’s registration statement. The Trustees noted that for each applicable period, the tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement, other than the one-year period ended December 31, 2011 for PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio. The Trustees noted the Adviser’s representation that PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio’s tracking error had returned to normal levels and concluded that each Fund’s correlation to its underlying index and the tracking error for each Fund were within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary fee and that the Adviser pays all other operating expenses of each Fund, including the fees payable to the Sub-Advisers for PowerShares Senior Loan Portfolio, except that each Fund pays its brokerage commissions and other trading expenses, taxes, interest (including for PowerShares Senior Loan Portfolio, interest expenses associated with its line of credit) and extraordinary expenses:

—	0.22%: PowerShares Fundamental Investment Grade Corporate Bond Portfolio

—	0.25%: PowerShares 1-30 Laddered Treasury Portfolio, PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Momentum Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio, PowerShares S&P SmallCap Low Volatility Portfolio, PowerShares VRDO Tax-Free Weekly Portfolio

—	0.28%: PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio

—	0.29%: PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio

—	0.30%: PowerShares S&P 500® High Dividend Portfolio

—	0.35%: PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio

—	0.40%: PowerShares KBW International Financial Portfolio

142

Board Considerations Regarding Continuation of Investment Advisory

Agreement and Sub-Advisory Agreement (continued)

—	0.45%: PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Quality Portfolio (the Trustees noted that the advisory fee for each of PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio and PowerShares S&P International Developed High Quality Portfolio was reduced to 0.45% effective December 18, 2012)

—	0.49%: PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio (the Trustees noted that the advisory fee for each such Fund was reduced to 0.49% effective December 18, 2012)

—	0.50%: PowerShares CEF Income Composite Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio

—	0.60%: PowerShares DWA SmallCap Technical Leaders™ Portfolio

—	0.65%: PowerShares Senior Loan Portfolio

—	0.70%: PowerShares MENA Frontier Countries Portfolio

—	0.75%: PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio

—	0.80%: PowerShares DWA Developed Markets Technical Leaders Portfolio

—	0.90%: PowerShares DWA Emerging Markets Technical Leaders Portfolio

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than ETFs overseen by the Trustees, with comparable investment strategies as the Funds, but that the Adviser provides sub-advisory services to clients with comparable investment strategies as certain of the Funds. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that each Fund’s advisory fee was:

—	equal to or lower than the median net expense ratio of its ETF peer funds (except for the advisory fee of each of PowerShares

—	1-30 Laddered Treasury Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA SmallCap Technical Leaders™ Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Fundamental Investment Grade Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares Preferred Portfolio and PowerShares S&P 500® High Momentum Portfolio, which were higher than the median net expense ratio of its ETF peer funds; and there was no comparable data for PowerShares Senior Loan Portfolio); and

—

equal to or lower than the median net expense ratio of its open-end index peer funds (except for the advisory fee of each of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares DWA SmallCap Technical Leaders™ Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio and PowerShares MENA Frontier Countries Portfolio, which was higher than the median net expense ratio of its open-end index peer funds; and there was no comparable data for PowerShares Chinese Yuan Dim Sum Bond Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares Fundamental Emerging Markets Local Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Water Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio, PowerShares KBW Regional Banking Portfolio, PowerShares Preferred Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Financials Portfolio,

143

Board Considerations Regarding Continuation of Investment Advisory

Agreement and Sub-Advisory Agreement (continued)

PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares Senior Loan Portfolio or PowerShares VRDO Tax-Free Weekly Portfolio); but

—	lower than the median expense ratio of its open-end actively-managed peer funds (except for the advisory fee of PowerShares CEF Income Composite Portfolio, which was higher than the median net expense ratio of its open-end actively managed peer funds).

The Trustees reviewed the additional information the Adviser provided regarding PowerShares CEF Income Composite Portfolio’s advisory fees. The Trustees considered that the Adviser had agreed to waive a portion of its advisory fee, at least until February 28, 2015, for PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio and PowerShares S&P International Developed Low Volatility Portfolio. The Trustees determined that each Fund’s advisory fee was reasonable because of the complexity of the indexes, the distinguishing factors of the Funds and the higher administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the estimated profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Investment Sub-Advisory Agreement

As noted above, the Board of Trustees of the Trust, including the Independent Trustees, approved the continuation of the Sub-Advisory Agreement for the PowerShares Senior Loan Portfolio at a meeting held on April 18, 2013. The review process followed by the Board is described in detail above. In connection with the review of the Sub-Advisory Agreement, the Board considered the factors described below, among others.

Nature, Extent and Quality of Services. The Trustees considered the nature, extent and quality of services provided under the Sub-Advisory Agreement. The Board also considered the benefits described by the Adviser in having multiple affiliated Sub-Advisers. The Board reviewed the qualifications and background of each Sub-Adviser, the investment approach of the Sub-Adviser whose investment personnel manage the PowerShares Senior Loan Portfolio’s assets, the experience and skills of the investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Sub-Advisers to PowerShares Senior Loan Portfolio under the Sub-Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser and the Sub-Advisers on the sub-advisory fee rate under the Sub-Advisory Agreement. The Trustees noted that the sub-advisory fee charged by the Sub-Advisers under the Sub-Advisory Agreement is consistent with the compensation structure used throughout Invesco when Invesco’s affiliates provide sub-advisory services for funds managed by other Invesco affiliates. The Board considered how the sub-advisory fees relate to the overall advisory fee for the PowerShares Senior Loan Portfolio and noted that the Adviser compensates the Sub-Advisers

144

Board Considerations Regarding Continuation of Investment Advisory

Agreement and Sub-Advisory Agreement (continued)

from its fee. The Trustees also considered information provided by Invesco Senior Secured Management, Inc. on the revenues it receives under the Sub-Advisory Agreement. The Trustees concluded that the sub-advisory fees were reasonable in light of the sub-advisory services provided to the PowerShares Senior Loan Portfolio.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. As part of their review of the Investment Advisory Agreement for the PowerShares Senior Loan Portfolio, the Trustees considered the extent to which economies of scale are realized as the PowerShares Senior Loan Portfolio grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees considered whether the sub-advisory fee rate for PowerShares Senior Loan Portfolio was reasonable in relation to the asset size of the Fund, and concluded that the flat sub-advisory fee was reasonable and appropriate.

The Trustees noted that the Sub-Advisers had not identified any further benefits that they derived from their relationships with the PowerShares Senior Loan Portfolio.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Sub-Advisory Agreement for the PowerShares Senior Loan Portfolio. No single factor was determinative in the Board’s analysis.

145

Board Considerations Regarding Approval of Investment Advisory Agreement for PowerShares Global Select Short Term Bond Portfolio and PowerShares Global Short Term High Yield Bond Portfolio

At a meeting held on April 18, 2013, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the “Adviser”) and the Trust for PowerShares Global Select Short Term Bond Portfolio and PowerShares Global Short Term High Yield Bond Portfolio (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iii) the extent to which economies of scale may be realized as a Fund grows, (iv) whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of services rendered and amounts paid to other registered investment companies and (vi) any benefits to be realized by the Adviser from its relationship with the Funds. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operations assistance provided by the Adviser’s parent organization, Invesco Ltd., and the background and experience of the persons who will be responsible for the day-to-day management of each Fund, and considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees also reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function for the other ETFs and that was expected to be provided for the Funds.

Based on their review, the Trustees concluded that the nature, extent and quality of services to be provided by the Adviser to each Fund under the Investment Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed advisory fee, as compared to information compiled from Lipper Inc. databases on the average and median net expense ratios of comparable ETF peers, as well as the average and median net expense ratios of each Fund’s Lipper peer group, which includes ETFs and non-ETF funds. The Trustees also noted the information compiled by the Adviser from Lipper Inc. databases on the advisory fees and net expense ratios of various types of ETFs and open-end actively managed funds that they had received in connection with the 2013 contract renewal process for other ETFs for which the Adviser serves as investment adviser. The Trustees noted that the annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other expenses of the Fund except brokerage commissions and other trading expenses, taxes, interest and extraordinary expenses. The Trustees noted that each Fund’s unitary advisory fee generally was lower than or within an acceptable range of the average and median net expense ratios of the ETFs in its ETF universe and of the Fund’s Lipper peer group. The Trustees considered each Fund’s proposed advisory fee in light of the higher administrative, operational and management oversight costs. The Trustees also noted that each Fund’s licensing fee was payable out of the unitary fee to be charged to the Fund. The Board concluded that the unitary advisory fee to be charged to each Fund is reasonable and appropriate in light of the services expected to be provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the costs of services for each Fund and the fees to be paid by the Adviser. The Trustees considered information provided by the Adviser on its profitability, as well as any profits or losses realized by the Adviser from its relationship with other ETFs for which it serves as investment adviser. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to each Fund appeared to be reasonable in comparison with the cost of providing investment advisory services to the Fund.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of a Fund would be enjoyed by the Adviser, but that a unitary fee provides certainty in expenses for a Fund. The Trustees considered whether the advisory fee rate for each Fund is reasonable in relation to the projected asset size of the Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it would derive from its relationships with the Funds, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

146

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how each Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2013 Invesco PowerShares Capital Management LLC		P-PS-AR-9
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2013

2013 Annual Report to Shareholders

DWAS	PowerShares DWA SmallCap Momentum Portfolio (formerly PowerShares DWA SmallCap Technical Leaders™ Portfolio)

PSCD	PowerShares S&P SmallCap Consumer Discretionary Portfolio

PSCC	PowerShares S&P SmallCap Consumer Staples Portfolio

PSCE	PowerShares S&P SmallCap Energy Portfolio

PSCF	PowerShares S&P SmallCap Financials Portfolio

PSCH	PowerShares S&P SmallCap Health Care Portfolio

PSCI	PowerShares S&P SmallCap Industrials Portfolio

PSCT	PowerShares S&P SmallCap Information Technology Portfolio

PSCM	PowerShares S&P SmallCap Materials Portfolio

PSCU	PowerShares S&P SmallCap Utilities Portfolio

2

The Market Environment

Domestic Equity

The fiscal year ended October 31, 2013, saw slow but steady improvement in the U.S. economy and strong U.S. equity market returns. Businesses and consumers began the reporting period by digesting the results of the 2012 presidential election and contemplating its impact on their wallets. In late 2012 and early 2013, consumer confidence trended higher based on the recovery of the U.S. housing market, but uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress—and implementation of sequestration spending cuts—left many businesses hesitant to spend. Despite these headline events, equity markets focused more on longer term fundamentals. Major U.S. stock market indexes rose throughout 2013, hitting multiyear or all-time highs.1

From late May through June, capital markets declined following Federal Reserve (the “Fed”) Chairman Ben Bernanke’s comments suggesting the time had come to begin reducing the Fed’s extraordinary stimulus policies. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, and despite some volatility in August surrounding a potential U.S. military reaction to instability in Syria, they generally moved higher through the end of the fiscal year.

[1]	Source: Reuters

3

DWAS	Manager’s Analysis
PowerShares DWA SmallCap Momentum Portfolio (DWAS)

As an index fund, the PowerShares DWA SmallCap Momentum Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright SmallCap Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in equity securities of small capitalization companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates (“Dorsey Wright” or the “Index Provider”) includes securities in the Index pursuant to a proprietary selection methodology that is designed to identify listed companies that demonstrate powerful relative strength characteristics. The Index Provider determines a company’s relative strength characteristics based on that company’s market performance. The Index Provider selects approximately 200 listed companies for inclusion in the Index from a small-cap universe of approximately 2,000 of the smallest U.S. companies selected from a broader set of 3,000 companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index. On October 4, 2013, the name of the Fund changed from PowerShares DWA SmallCap Technical Leaders™ Portfolio to PowerShares DWA SmallCap Momentum Portfolio. There was no change to the investment objective, Index or methodology of the Index for the Fund.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 45.69%. On a net asset value (“NAV”) basis, the Fund returned 44.98%. During the same time period, the Index returned 46.10%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs and slippage that the Fund incurred during quarterly rebalances of its portfolio while tracking the Index during the period.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 36.28%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,976 securities of small-cap companies. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of a small-cap weighted benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the small-cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended October 31, 2013. The majority of the Fund’s outperformance relative to the

Benchmark Index during that period can be attributed to the stocks that outperformed in the financials sector, and in the consumer discretionary sector.

For the fiscal year ended October 31, 2013, the consumer discretionary sector contributed most significantly to the Fund’s return, followed by the health care and financials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included KapStone Paper and Packaging Corp., a materials company (portfolio average weight of 1.48%) and Sinclair Broadcast Group, Inc. Class A, a consumer discretionary company (portfolio average weight of 1.10%; no longer held). Positions that detracted most significantly from the Fund’s return included ACADIA Pharmaceuticals, Inc., a health care company (portfolio average weight of 0.17%); and Ellie Mae, Inc., an information technology company (portfolio average weight of 0.19%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Health Care	28.1
Consumer Discretionary	18.1
Information Technology	14.3
Financials	11.8
Industrials	11.7
Materials	7.5
Consumer Staples	4.2
Energy	3.2
Telecommunication Services	1.1
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
KapStone Paper and Packaging Corp.	2.2
Acadia Healthcare Co., Inc.	1.8
ACADIA Pharmaceuticals, Inc.	1.7
Exact Sciences Corp.	1.6
Akorn, Inc.	1.4
Accelerate Diagnostics, Inc.	1.1
PDF Solutions, Inc.	1.0
Steven Madden Ltd.	1.0
Measurement Specialties, Inc.	0.9
Dana Holding Corp.	0.9
Total	13.6

4

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		Fund Inception†
Index	1 Year	Avg. Ann.†††	Cumulative
Dorsey Wright SmallCap Technical Leaders™ Index	46.10%	38.28%	51.52%
Russell 2000® Index	36.28	29.73	39.63
Fund
NAV Return	44.98	37.16	50.09
Market Price Return	45.69	37.27	50.23

Fund Inception: July 19, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.61% includes the unitary management fee of 0.60% and acquired fund fees and expenses of 0.01% to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	On October 4, 2013, the name of the Fund changed from PowerShares DWA SmallCap Technical Leaders™ Portfolio to PowerShares DWA SmallCap Momentum Portfolio. There was no change to the investment objective, Index or methodology of the Index for the Fund.

†††	Average Annualized.

5

PSCD	Manager’s Analysis
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

As an index fund, the PowerShares S&P SmallCap Consumer Discretionary Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer discretionary companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that are cyclical in nature, including, but not limited to household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services.

Standard & Poor’s® Financial Services, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 43.13%. On a net asset value (“NAV”) basis, the Fund returned 42.81%. During the same time period, the Index returned 43.22%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 39.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market. The Fund outperformed the Benchmark Index primarily because of the Fund’s concentration in the consumer discretionary sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2013, the hotels, restaurants & leisure industry contributed most significantly to the Fund’s return, followed by textiles apparel & luxury goods, and leisure equipment & products industries, respectively. The specialty retail industry was the most significant detractor.

Positions that contributed most significantly to the Fund’s return included Brunswick Corp. (portfolio average weight of 3.36%) and Fifth & Pacific Cos., Inc. (portfolio average weight of 2.54%). Positions that detracted most significantly from the Fund’s return included Select Comfort Corp. (portfolio average weight of 1.44%) and Frencesca’s Holdings Corp. (portfolio average weight of 0.55%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Specialty Retail	27.7
Hotels, Restaurants & Leisure	21.8
Textiles, Apparel & Luxury Goods	14.6
Household Durables	9.4
Diversified Consumer Services	6.5
Leisure Equipment & Products	6.3
Auto Components	3.7
Media	3.7
Distributors	2.6
Internet & Catalog Retail	1.9
Multi-line Retail	1.0
Automobiles	0.8
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Brunswick Corp.	3.8
Fifth & Pacific Cos., Inc.	3.0
Lumber Liquidators Holdings, Inc.	2.9
Wolverine World Wide, Inc.	2.7
Live Nation Entertainment, Inc.	2.6
Buffalo Wild Wings, Inc.	2.5
Cracker Barrel Old Country Store, Inc.	2.4
Pool Corp.	2.4
Steven Madden Ltd.	2.1
Iconix Brand Group, Inc.	1.8
Total	26.2

6

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	Fund Inception†
Index				Avg. Ann.††	Cumulative
S&P SmallCap 600® Capped Consumer Discretionary Index	43.22%	23.37%	87.77%	18.26%	81.79%
S&P SmallCap 600® Index	39.08	20.43	74.65	17.34	76.80
Fund
NAV Return	42.81	23.02	86.17	17.89	79.90
Market Price Return	43.13	23.11	86.58	17.99	80.44

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

7

PSCC	Manager’s Analysis
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

As an index fund, the PowerShares S&P SmallCap Consumer Staples Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. consumer staples companies that comprise the Index. These companies are principally engaged in the business of providing consumer goods and services that have noncyclical characteristics, including tobacco, food and beverage, and non-discretionary retail.

Standard & Poor’s® Financial Services, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 43.51%. On a net asset value (“NAV”) basis, the Fund returned 42.83%. During the same time period, the Index returned 43.16%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 39.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market. The Fund outperformed the Benchmark Index primarily because of the Fund’s concentration in the consumer staples sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2013, the food products industry contributed most significantly to the Fund’s return, followed by the beverages and food & staples retailing industries, respectively. The household products industry was the most significant detractor.

Positions that contributed most significantly to the Fund’s return included The Hain Celestial Group, Inc., a food products company (portfolio average weight of 12.7%) and The Boston Beer Co., Inc. Class A, a beverages company (portfolio average weight of 4.71%). Positions that detracted most significantly from the

Fund’s return included Central Garden & Pet Co. Class A, a household products company (portfolio average weight of 1.98%) and Medifast, Inc., a personal products company (portfolio average weight of 1.98%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Food Products	61.6
Food & Staples Retailing	18.3
Personal Products	8.4
Household Products	6.3
Beverages	4.2
Tobacco	1.2
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Hain Celestial Group, Inc. (The)	13.6
Casey’s General Stores, Inc.	9.6
Darling International, Inc.	9.4
TreeHouse Foods, Inc.	9.1
WD-40 Co.	4.7
J & J Snack Foods Corp.	4.5
Andersons, Inc. (The)	4.5
Snyders-Lance, Inc.	4.4
Boston Beer Co., Inc. (The), Class A	4.1
B&G Foods, Inc.	4.0
Total	67.9

8

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		3 Years Avg. Ann.††	3 Years Cumulative	Fund Inception†
Index	1 Year			Avg. Ann.††	Cumulative
S&P SmallCap 600® Capped Consumer Staples Index	43.16%	22.12%	82.14%	21.01%	97.31%
S&P SmallCap 600® Index	39.08	20.43	74.65	17.34	76.80
Fund
NAV Return	42.83	21.95	81.38	20.79	96.17
Market Price Return	43.51	22.01	81.63	20.86	96.57

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

9

PSCE	Manager’s Analysis
PowerShares S&P SmallCap Energy Portfolio (PSCE)

As an index fund, the PowerShares S&P SmallCap Energy Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. energy companies that comprise the Index. These companies are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services and pipelines.

Standard & Poor’s® Financial Services, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 49.07%. On a net asset value (“NAV”) basis, the Fund returned 48.41%. During the same time period, the Index returned 48.86%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 39.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market. The Fund outperformed the Benchmark Index primarily because of the Fund’s concentration in the Energy sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2013, the energy equipment & services industry contributed most significantly to the Fund’s return. The oil gas & consumable fuels industry was the most significant detractor.

Positions that contributed most significantly to the Fund’s return included Gulfport Energy Corp. (portfolio average weight of 11.74%; no longer held) and Lufkin Industries, Inc. (portfolio average weight of 7.50%; no longer held). Positions that detracted most significantly from the Fund’s return included Cloud Peak Energy, Inc. (portfolio average weight of 4.07%) and ION Geophysical Corp. (portfolio average weight of 3.15%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Energy Equipment & Services	57.3
Oil, Gas & Consumable Fuels	42.7
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Bristow Group, Inc.	10.4
PDC Energy, Inc.	8.6
SEACOR Holdings, Inc.	6.5
Hornbeck Offshore Services, Inc.	6.4
Carrizo Oil & Gas, Inc.	5.8
Stone Energy Corp.	5.3
Exterran Holdings, Inc.	4.7
Geospace Technologies Corp.	4.7
Newpark Resources, Inc.	4.1
C&J Energy Services, Inc.	3.9
Total	60.4

10

PowerShares S&P SmallCap Energy Portfolio (PSCE) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		3 Years Avg. Ann.††	3 Years Cumulative	Fund Inception†
Index	1 Year			Avg. Ann.††	Cumulative
S&P SmallCap 600® Capped Energy Index	48.86%	23.66%	89.09%	20.59%	94.89%
S&P SmallCap 600® Index	39.08	20.43	74.65	17.34	76.80
Fund
NAV Return	48.41	23.25	87.22	20.18	92.63
Market Price Return	49.07	23.37	87.76	20.33	93.49

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

11

PSCF	Manager’s Analysis
PowerShares S&P SmallCap Financials Portfolio (PSCF)

As an index fund, the PowerShares S&P SmallCap Financials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Financials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. financials companies that comprise the Index. These companies are principally engaged in the business of providing financial services and products, including but not limited to banking, investment services, insurance and real estate finance services.

Standard & Poor’s® Financial Services, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 30.62%. On a net asset value (“NAV”) basis, the Fund returned 30.26%. During the same time period, the Index returned 30.57%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 39.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market. The Fund underperformed the Benchmark Index primarily because of the Fund’s concentration in the financials sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2013, the diversified financial services industry contributed most significantly to the Fund’s return, followed by the capital markets industry. The real estate investment trusts (“REITs”) industry was the most significant detractor.

Positions that contributed most significantly to the Fund’s return included MarketAxess Holdings, Inc. (portfolio average weight of 1.35%) and Financial Engines, Inc. (portfolio average weight of 1.41%). Positions that detracted most significantly from the Fund’s return included Tower Group International Ltd. (portfolio average weight of 0.53%) and EZCORP, Inc. Class A (portfolio average weight of 0.74%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Commercial Banks	33.4
Real Estate Investment Trusts	33.4
Capital Markets	9.8
Insurance	9.7
Consumer Finance	6.7
Thrifts & Mortgage Finance	4.0
Diversified Financial Services	2.4
Real Estate Management & Development	0.5
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Tanger Factory Outlet Centers, Inc. REIT	2.3
LaSalle Hotel Properties REIT	2.2
Portfolio Recovery Associates, Inc.	2.1
Prospect Capital Corp.	2.1
ProAssurance Corp.	2.0
Financial Engines, Inc.	2.0
EPR Properties REIT	1.8
Geo Group, Inc. (The) REIT	1.8
Post Properties, Inc. REIT	1.8
MarketAxess Holdings, Inc.	1.7
Total	19.8

12

PowerShares S&P SmallCap Financials Portfolio (PSCF) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		3 Years Avg. Ann.††	3 Years Cumulative	Fund Inception†
Index	1 Year			Avg. Ann.††	Cumulative
S&P SmallCap 600® Capped Financials Index	30.57%	18.40%	65.96%	14.59%	62.48%
S&P SmallCap 600® Index	39.08	20.43	74.65	17.34	76.80
Fund
NAV Return	30.26	18.05	64.51	14.23	60.73
Market Price Return	30.62	18.16	64.99	14.28	61.00

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.44% includes the unitary management fee of 0.29% and acquired fund fees and expenses of 0.15%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

13

PSCH	Manager’s Analysis
PowerShares S&P SmallCap Health Care Portfolio (PSCH)

As an index fund, the PowerShares S&P SmallCap Health Care Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. health care companies that comprise the Index. These companies are principally engaged in the business of providing health care-related products, facilities and services including but not limited to biotechnology, pharmaceuticals, medical technology and supplies.

Standard & Poor’s® Financial Services, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 49.25%. On a net asset value (“NAV”) basis, the Fund returned 48.85%. During the same time period, the Index returned 49.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 39.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market. The Fund outperformed the Benchmark Index primarily because of the Fund’s concentration in the health care sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2013, the pharmaceuticals industry contributed most significantly to the Fund’s return, followed by the health care technology industry. The health care providers & services industry was the most significant detractor.

Positions that contributed most significantly to the Fund’s return included Questcor Pharmaceuticals, Inc., a pharmaceuticals company (portfolio average weight of 3.73%) and Align Technology, Inc., a health care equipment & supplies company, (portfolio average weight of 4.10%). Positions that detracted most significantly from the Fund’s return included Spectrum

Pharmaceuticals, Inc., a biotechnology company (portfolio average weight of 0.79%) and Landauer, Inc., a health care providers & services company, (portfolio average weight of 0.84%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Health Care Equipment & Supplies	35.7
Health Care Providers & Services	27.9
Pharmaceuticals	17.7
Health Care Technology	8.2
Life Sciences Tools & Services	6.0
Biotechnology	4.4
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Align Technology, Inc.	5.6
Questcor Pharmaceuticals, Inc.	4.7
West Pharmaceutical Services, Inc.	4.7
Centene Corp.	4.3
Medidata Solutions, Inc.	3.9
PAREXEL International Corp.	3.6
ViroPharma, Inc.	3.5
Medicines Co. (The)	3.0
Haemonetics Corp.	2.9
MWI Veterinary Supply, Inc.	2.8
Total	39.0

14

PowerShares S&P SmallCap Health Care Portfolio (PSCH) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	Fund Inception†
Index				Avg. Ann.††	Cumulative
S&P SmallCap 600® Capped Health Care Index	49.37%	27.32%	106.38%	22.91%	108.57%
S&P SmallCap 600® Index	39.08	20.43	74.65	17.34	76.80
Fund
NAV Return	48.85	26.93	104.52	22.52	106.38
Market Price Return	49.25	27.01	104.88	22.61	106.92

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

15

PSCI	Manager’s Analysis
PowerShares S&P SmallCap Industrials Portfolio (PSCI)

As an index fund, the PowerShares S&P SmallCap Industrials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. industrials companies that comprise the Index. These companies are principally engaged in the business of providing industrial products and services including but not limited to engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing.

Standard & Poor’s® Financial Services, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 41.27%. On a net asset value (“NAV”) basis, the Fund returned 40.72%. During the same time period, the Index returned 41.26%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 39.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market. The Fund outperformed the Benchmark Index primarily because of the Fund’s concentration in the industrials sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2013, the building products industry contributed most significantly to the Fund’s return, followed by the electrical equipment and professional services industries, respectively. The machinery industry was the most significant detractor.

Positions that contributed most significantly to the Fund’s return included A.O. Smith Corp., a building products company (portfolio average weight of 3.31%) and EnerSys, an electrical equipment company (portfolio average weight of 2.52%). Positions that detracted most significantly from the Fund’s return included Titan International, Inc., a machinery company (portfolio average weight of 0.80%) and Atlas Air Worldwide Holdings, Inc., an air freight & logistics company (portfolio average weight of 0.86%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Machinery	22.3
Aerospace & Defense	14.7
Commercial Services & Supplies	13.1
Building Products	9.7
Electrical Equipment	9.6
Professional Services	9.4
Road & Rail	6.4
Construction & Engineering	5.2
Trading Companies & Distributors	3.9
Air Freight & Logistics	3.4
Airlines	2.3
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
A.O. Smith Corp.	4.0
Toro Co. (The)	3.3
Teledyne Technologies, Inc.	3.3
Old Dominion Freight Line, Inc.	3.2
EnerSys	3.1
Actuant Corp., Class A	2.7
Moog, Inc., Class A	2.7
EMCOR Group, Inc.	2.4
Curtiss-Wright Corp.	2.3
Applied Industrial Technologies, Inc.	2.0
Total	29.0

16

PowerShares S&P SmallCap Industrials Portfolio (PSCI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	Fund Inception†
Index				Avg. Ann.††	Cumulative
S&P SmallCap 600® Capped Industrials Index	41.26%	19.57%	70.95%	17.01%	75.02%
S&P SmallCap 600® Index	39.08	20.43	74.65	17.34	76.80
Fund
NAV Return	40.72	19.17	69.23	16.61	73.01
Market Price Return	41.27	19.24	69.55	16.69	73.41

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

17

PSCT	Manager’s Analysis
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

As an index fund, the PowerShares S&P SmallCap Information Technology Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. information technology companies that comprise the Index. These companies are principally engaged in the business of providing information technology-related products and services, including but not limited to computer hardware and software, internet, electronics and semiconductors, and communication technologies.

Standard & Poor’s® Financial Services, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 42.28%. On a net asset value (“NAV”) basis, the Fund returned 41.86%. During the same time period, the Index returned 42.26%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 39.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market. The Fund outperformed the Benchmark Index primarily because of the Fund’s concentration in the information technology sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2013, the computers & peripherals industry contributed most significantly to the Fund’s return, followed by the electronic equipment instruments industry. The semiconductors & semiconductor equipment industry was the most significant detractor.

Positions that contributed most significantly to the Fund’s return included MAXIMUS, Inc., an IT services company (portfolio average weight of 2.47%) and FEI Co., an equipment instruments & components company (portfolio average weight of 2.61%). Positions that detracted most significantly from the Fund’s return included Cirrus Logic, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.50%) and Ibex, a software company (portfolio average weight of 0.48%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Electronic Equipment, Instruments & Components	28.1
Semiconductors & Semiconductor Equipment	21.6
Software	14.8
Internet Software & Services	11.8
IT Services	11.8
Communications Equipment	9.0
Computers & Peripherals	2.9
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
FEI Co.	3.2
MAXIMUS, Inc.	2.8
Belden, Inc.	2.5
ViaSat, Inc.	2.3
Tyler Technologies, Inc.	2.3
Cognex Corp.	2.2
j2 Global, Inc.	2.0
Microsemi Corp.	2.0
Anixter International, Inc.	1.9
Manhattan Associates, Inc.	1.7
Total	22.9

18

PowerShares S&P SmallCap Information Technology Portfolio (PSCT) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	Fund Inception†
Index				Avg. Ann.††	Cumulative
S&P SmallCap 600® Capped Information Technology Index	42.26%	17.21%	61.05%	15.44%	66.80%
S&P SmallCap 600® Index	39.08	20.43	74.65	17.34	76.80
Fund
NAV Return	41.86	16.88	59.65	15.07	64.97
Market Price Return	42.28	16.97	60.02	15.14	65.35

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

19

PSCM	Manager’s Analysis
PowerShares S&P SmallCap Materials Portfolio (PSCM)

As an index fund, the PowerShares S&P SmallCap Materials Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. materials companies that comprise the Index. These companies are principally engaged in the business of providing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

Standard & Poor’s® Financial Services, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 35.31%. On a net asset value (“NAV”) basis, the Fund returned 35.00%. During the same time period, the Index returned 35.49%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 39.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market. The Fund underperformed the Benchmark Index primarily because of the Fund’s concentration in the materials sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2013, the paper and forest products industry contributed most significantly to the Fund’s return, followed by the construction materials industry. The metals & mining industry was the most significant detractor.

Positions that contributed most significantly to the Fund’s return included KapStone Paper and Packaging Corp., a paper and forest products company (portfolio average weight of 3.53%) and PolyOne Corp., a chemicals company (portfolio average weight of 6.67%). Positions that detracted most significantly from the Fund’s return included American Vanguard, a chemicals company

(portfolio average weight of 1.99%) and LSB Industries, a chemicals company (portfolio average weight of 1.84%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Chemicals	48.2
Metals & Mining	24.9
Paper & Forest Products	21.1
Construction Materials	4.6
Containers & Packaging	1.2
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
PolyOne Corp.	7.5
H.B. Fuller Co.	6.2
KapStone Paper and Packaging Corp.	5.3
Schweitzer-Mauduit International, Inc.	5.0
Balchem Corp.	4.4
SunCoke Energy, Inc.	3.6
Stillwater Mining Co.	3.3
Kaiser Aluminum Corp.	3.2
Texas Industries, Inc.	2.9
Clearwater Paper Corp.	2.9
Total	44.3

20

PowerShares S&P SmallCap Materials Portfolio (PSCM) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	Fund Inception†
Index				Avg. Ann.††	Cumulative
S&P SmallCap 600® Capped Materials Index	35.49%	16.81%	59.36%	14.72%	63.11%
S&P SmallCap 600® Index	39.08	20.43	74.65	17.34	76.80
Fund
NAV Return	35.00	16.45	57.93	14.37	61.44
Market Price Return	35.31	16.53	58.24	14.44	61.77

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

21

PSCU	Manager’s Analysis
PowerShares S&P SmallCap Utilities Portfolio (PSCU)

As an index fund, the PowerShares S&P SmallCap Utilities Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P SmallCap 600® Capped Utilities & Telecommunications Services Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of small capitalization U.S. utility companies that comprise the Index. These companies are principally engaged in providing either energy, water, electric or natural gas utilities or providing telecommunications services. These companies may include but are not limited to companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line or wireless telephone services.

Standard & Poor’s® Financial Services, LLC, the Index provider, defines sectors according to the Global Industry Classification Standard (“GICS”) and compiles, maintains and calculates the Index strictly in accordance with its existing guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 15.34%. On a net asset value (“NAV”) basis, the Fund returned 15.06%. During the same time period, the Index returned 15.45%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 39.08%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small-cap securities. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market. The Fund underperformed the Benchmark Index primarily because of the Fund’s concentration in the utilities sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2013, the wireless telecommunication services industry contributed most significantly to the Fund’s return, followed by the water utilities industry. The gas utilities industry was the most significant detractor.

Positions that contributed most significantly to the Fund’s return included Southwest Gas Corp., a gas utilities company (portfolio average weight of 8.82%) and Lumos Networks, a diversified telecommunication services alternative carriers company (portfolio average weight of 1.76%; no longer held). Positions that detracted most significantly from the Fund’s return included Cincinnati Bell, a diversified telecommunication services alternative carriers company (portfolio average weight of 4.38%) and Inteliquent, a diversified telecommunication services alternative carriers company (portfolio average weight of 0.18%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Gas Utilities	40.3
Electric Utilities	25.1
Diversified Telecommunication Services	15.7
Multi-Utilities	8.9
Wireless Telecommunication Services	5.5
Water Utilities	4.5
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Piedmont Natural Gas Co., Inc.	9.9
Southwest Gas Corp.	9.6
UIL Holdings Corp.	8.3
UNS Energy Corp.	7.9
South Jersey Industries, Inc.	7.3
Atlantic Tele-Network, Inc.	4.6
NorthWestern Corp.	4.5
American States Water Co.	4.5
Laclede Group, Inc. (The)	4.5
ALLETE, Inc.	4.5
Total	65.6

22

PowerShares S&P SmallCap Utilities Portfolio (PSCU) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	3 Years Avg. Ann.††	3 Years Cumulative	Fund Inception†
Index				Avg. Ann.††	Cumulative
S&P SmallCap 600® Capped Utilities & Telecommunications Services Index	15.45%	11.78%	39.68%	12.58%	52.56%
S&P SmallCap 600® Index	39.08	20.43	74.65	17.34	76.80
Fund
NAV Return	15.06	11.44	38.39	12.23	50.92
Market Price Return	15.34	11.51	38.65	12.28	51.14

Fund Inception: April 7, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

23

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2013.

In addition to the fees and expenses which the PowerShares DWA SmallCap Momentum Portfolio and the PowerShares SmallCap Financials Portfolio (the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that you bear indirectly are included in the Portfolios’ total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares DWA SmallCap Momentum Portfolio (DWAS)
Actual	$1,000.00	$1,186.44	0.60%	$3.31
Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)
Actual	1,000.00	1,195.91	0.30	1.66
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)
Actual	1,000.00	1,207.89	0.30	1.67
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
PowerShares S&P SmallCap Energy Portfolio (PSCE)
Actual	1,000.00	1,251.08	0.30	1.70
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53

24

Fees and Expenses (continued)

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P SmallCap Financials Portfolio (PSCF)
Actual	$1,000.00	$1,112.34	0.30%	$1.60
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
PowerShares S&P SmallCap Health Care Portfolio (PSCH)
Actual	1,000.00	1,285.89	0.30	1.73
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
PowerShares S&P SmallCap Industrials Portfolio (PSCI)
Actual	1,000.00	1,223.78	0.31	1.74
Hypothetical (5% return before expenses)	1,000.00	1,023.64	0.31	1.58
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)
Actual	1,000.00	1,251.19	0.30	1.70
Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53
PowerShares S&P SmallCap Materials Portfolio (PSCM)
Actual	1,000.00	1,167.36	0.31	1.69
Hypothetical (5% return before expenses)	1,000.00	1,023.64	0.31	1.58
PowerShares S&P SmallCap Utilities Portfolio (PSCU)
Actual	1,000.00	1,017.76	0.32	1.63
Hypothetical (5% return before expenses)	1,000.00	1,023.59	0.32	1.63

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2013. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent half-year may differ from expense ratios based on the annualized data in the Financial Highlights.

25

Schedule of Investments(a)

PowerShares DWA SmallCap Momentum Portfolio (DWAS)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—18.1%
52,584	AFC Enterprises, Inc.(b)	$2,344,195
34,109	Asbury Automotive Group, Inc.(b)	1,638,937
107,995	Caesars Entertainment Corp.(b)	1,881,273
71,829	Carmike Cinemas, Inc.(b)	1,644,166
41,562	Cheesecake Factory, Inc. (The)	1,963,804
387,464	Christopher & Banks Corp.(b)	2,235,667
19,299	Cracker Barrel Old Country Store, Inc.	2,120,381
238,839	Dana Holding Corp.	4,681,244
99,528	Destination Maternity Corp.	3,109,255
61,588	Dorman Products, Inc.	2,993,793
106,310	Federal-Mogul Corp.(b)	2,178,292
95,049	Fifth & Pacific Cos., Inc.(b)	2,517,848
95,081	Gentherm, Inc.(b)	2,220,141
35,384	Grand Canyon Education, Inc.(b)	1,672,602
81,949	hhgregg, Inc.(b)	1,271,029
132,437	Krispy Kreme Doughnuts, Inc.(b)	3,212,922
59,633	Lithia Motors, Inc., Class A	3,747,934
81,321	Live Nation Entertainment, Inc.(b)	1,580,880
38,716	Lumber Liquidators Holdings, Inc.(b)	4,420,980
123,265	Media General, Inc., Class A(b)	1,797,204
36,708	Monro Muffler Brake, Inc.	1,688,568
40,685	Movado Group, Inc.	1,897,142
107,978	Multimedia Games Holding Co., Inc.(b)	3,510,365
63,216	Nexstar Broadcasting Group, Inc., Class A	2,806,158
56,448	Oxford Industries, Inc.	4,051,273
24,113	Papa John’s International, Inc.	1,824,631
47,108	Penske Automotive Group, Inc.	1,866,419
206,542	Quiksilver, Inc.(b)	1,718,429
24,509	Red Robin Gourmet Burgers, Inc.(b)	1,867,096
161,310	Ruth’s Hospitality Group, Inc.	1,966,369
48,429	Shutterfly, Inc.(b)	2,379,801
131,116	Steven Madden Ltd.(b)	4,809,335
71,921	Tower International, Inc.(b)	1,526,164
159,255	Town Sports International Holdings, Inc.	2,057,575
134,403	Tuesday Morning Corp.(b)	1,901,802
58,652	Winnebago Industries, Inc.(b)	1,739,618
48,049	Wolverine World Wide, Inc.	2,774,349
127,359	Zale Corp.(b)	1,990,621

		91,608,262

	Consumer Staples—4.2%
104,139	B&G Foods, Inc.	3,525,105
117,803	Boulder Brands, Inc.(b)	1,930,791
68,917	Darling International, Inc.(b)	1,603,699
22,308	Hain Celestial Group, Inc. (The)(b)	1,856,695
173,585	Inventure Foods, Inc.(b)	1,954,567
109,667	Pilgrim’s Pride Corp.(b)	1,553,981
57,477	Prestige Brands Holdings, Inc.(b)	1,795,007
473,631	Rite Aid Corp.(b)	2,524,453
235,612	SUPERVALU, Inc.(b)	1,656,352
23,446	United Natural Foods, Inc.(b)	1,675,217
16,247	USANA Health Sciences, Inc.(b)	1,108,533

		21,184,400

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Energy—3.2%
32,687	Bonanza Creek Energy, Inc.(b)	$1,652,001
93,623	Crosstex Energy, Inc.	2,873,290
232,992	Evolution Petroleum Corp.(b)	2,809,883
51,654	Exterran Holdings, Inc.(b)	1,474,722
58,811	Goodrich Petroleum Corp.(b)	1,375,589
117,854	Green Plains Renewable Energy, Inc.	1,900,985
26,894	Hornbeck Offshore Services, Inc.(b)	1,486,431
100,658	Renewable Energy Group, Inc.(b)	1,098,179
163,460	Synergy Resources Corp.(b)	1,693,446

		16,364,526

	Financials—11.8%
43,297	AmTrust Financial Services, Inc.	1,660,873
50,001	Bank of the Ozarks, Inc.	2,474,050
220,137	BBX Capital Corp., Class A(b)	2,903,607
70,374	BofI Holding, Inc.(b)	4,251,997
153,130	CNO Financial Group, Inc.	2,385,765
137,621	CubeSmart REIT	2,514,336
62,280	Eagle Bancorp, Inc.(b)	1,647,306
93,893	FBL Financial Group, Inc., Class A	4,200,773
29,590	Financial Engines, Inc.	1,653,193
41,265	First Financial Bankshares, Inc.	2,538,210
65,535	HCI Group, Inc.	2,879,608
155,259	HFF, Inc., Class A	3,811,608
180,757	Intervest Bancshares Corp.(b)	1,317,719
154,369	iStar Financial, Inc. REIT(b)	1,949,680
67,307	MarketAxess Holdings, Inc.	4,390,436
46,024	Nelnet, Inc., Class A	1,962,003
105,385	Pacific Premier Bancorp, Inc.(b)	1,465,905
209,854	Radian Group, Inc.	3,057,573
45,969	Stewart Information Services Corp.	1,439,749
295,062	Strategic Hotels & Resorts, Inc. REIT(b)	2,567,039
90,423	Tree.com, Inc.	2,668,383
244,813	Waterstone Financial, Inc.(b)	2,604,810
74,607	Western Alliance Bancorp(b)	1,577,938
83,923	Yadkin Financial Corp.(b)	1,378,016

		59,300,577

	Health Care—28.1%
211,984	Acadia Healthcare Co., Inc.(b)	9,191,626
385,349	ACADIA Pharmaceuticals, Inc.(b)	8,758,983
430,078	Accelerate Diagnostics, Inc.(b)	5,513,600
132,421	Addus HomeCare Corp.(b)	3,423,083
36,267	Aegerion Pharmaceuticals, Inc.(b)	3,003,633
52,604	Air Methods Corp.	2,299,847
332,846	Akorn, Inc.(b)	6,803,372
182,179	Albany Molecular Research, Inc.(b)	2,386,545
52,688	Align Technology, Inc.(b)	3,006,377
107,528	Alliance HealthCare Services, Inc.(b)	2,710,781
54,022	Alnylam Pharmaceuticals, Inc.(b)	3,112,207
159,578	Anacor Pharmaceuticals, Inc.(b)	2,076,110
16,836	athenahealth, Inc.(b)	2,247,774
106,503	Cambrex Corp.(b)	1,791,380
90,176	Cantel Medical Corp.	3,165,178
127,019	Celldex Therapeutics, Inc.(b)	2,910,005
25,960	Centene Corp.(b)	1,457,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
56,535	DexCom, Inc.(b)	$1,624,250
727,083	Exact Sciences Corp.(b)	8,012,455
58,938	ExamWorks Group, Inc.(b)	1,523,547
95,067	HealthStream, Inc.(b)	3,395,793
160,727	Insmed, Inc.(b)	2,288,752
56,042	Insys Therapeutics, Inc.(b)	2,235,515
21,761	Intercept Pharmaceuticals, Inc.(b)	1,180,317
58,036	Isis Pharmaceuticals, Inc.(b)	1,930,858
334,566	Keryx Biopharmaceuticals, Inc.(b)	3,462,758
100,142	Lannett Co., Inc.(b)	2,364,353
52,758	Ligand Pharmaceuticals, Inc., Class B(b)	2,730,754
27,155	Medidata Solutions, Inc.(b)	2,995,468
169,415	MEI Pharma, Inc.(b)	1,358,708
17,755	MWI Veterinary Supply, Inc.(b)	2,816,653
88,758	Neogen Corp.(b)	4,102,395
74,202	NPS Pharmaceuticals, Inc.(b)	2,135,534
335,471	OPKO Health, Inc.(b)	3,361,419
310,938	Orexigen Therapeutics, Inc.(b)	1,517,377
52,664	Pacira Pharmaceuticals, Inc.(b)	2,660,059
36,133	PAREXEL International Corp.(b)	1,651,639
85,857	Prothena Corp. PLC(b)	2,064,002
40,928	Puma Biotechnology, Inc.(b)	1,567,952
102,360	Raptor Pharmaceutical Corp.(b)	1,471,937
63,689	Repros Therapeutics, Inc.(b)	1,148,950
129,813	Rockwell Medical, Inc.(b)	1,495,446
152,875	Sangamo BioSciences, Inc.(b)	1,432,439
110,740	Sarepta Therapeutics, Inc.(b)	4,312,216
39,908	Stemline Therapeutics, Inc.(b)	1,110,640
27,014	Synageva BioPharma Corp.(b)	1,372,311
44,298	Tesaro, Inc.(b)	1,705,473
56,672	ViroPharma, Inc.(b)	2,200,007
59,602	West Pharmaceutical Services, Inc.	2,881,757
164,480	Zeltiq Aesthetics, Inc.(b)	2,133,306

		142,103,455

	Industrials—11.7%
82,410	AAON, Inc.	2,225,894
64,498	Arkansas Best Corp.	1,765,310
72,595	Astronics Corp.(b)	3,561,511
34,088	Barrett Business Services, Inc.	2,838,508
49,608	Ducommun, Inc.(b)	1,233,255
239,881	Energy Recovery, Inc.(b)	1,400,905
112,976	Federal Signal Corp.(b)	1,546,641
98,228	GenCorp, Inc.(b)	1,650,230
82,243	GP Strategies Corp.(b)	2,304,449
80,872	HEICO Corp.	4,333,122
133,277	Interface, Inc.	2,698,859
98,081	Lydall, Inc.(b)	1,787,036
11,209	Middleby Corp. (The)(b)	2,551,729
67,883	Moog, Inc., Class A(b)	4,054,651
190,761	Mueller Water Products, Inc., Class A	1,634,822
138,419	On Assignment, Inc.(b)	4,677,178
445,394	PGT, Inc.(b)	4,654,367
41,943	Power Solutions International, Inc.(b)	2,443,599
169,497	Republic Airways Holdings, Inc.(b)	1,996,675
61,376	Sparton Corp.(b)	1,619,713

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Industrials (continued)
119,826	Taser International, Inc.(b)	$2,129,308
19,468	Teledyne Technologies, Inc.(b)	1,729,148
561,281	Ultrapetrol Bahamas Ltd.(b)	2,020,611
42,333	WageWorks, Inc.(b)	2,167,873

		59,025,394

	Information Technology—14.3%
123,174	Alliance Fiber Optic Products, Inc.	2,287,341
44,417	Aspen Technology, Inc.(b)	1,698,062
22,179	Belden, Inc.	1,491,760
171,654	CalAmp Corp.(b)	4,039,019
53,273	Cognex Corp.	1,664,781
31,754	Cornerstone OnDemand, Inc.(b)	1,504,187
10,285	CoStar Group, Inc.(b)	1,820,342
82,838	Cray, Inc.(b)	1,852,258
107,349	eGain Corp.(b)	1,232,366
92,279	Ellie Mae, Inc.(b)	2,666,863
20,366	FEI Co.	1,814,203
49,010	Interactive Intelligence Group, Inc.(b)	3,011,664
24,027	Littelfuse, Inc.	2,043,016
21,637	Manhattan Associates, Inc.(b)	2,304,557
86,032	Measurement Specialties, Inc.(b)	4,794,563
59,621	Methode Electronics, Inc.	1,525,105
91,079	Monotype Imaging Holdings, Inc.	2,570,249
65,890	NIC, Inc.	1,622,212
19,610	OSI Systems, Inc.(b)	1,428,392
217,914	PDF Solutions, Inc.(b)	5,005,485
43,812	Proofpoint, Inc.(b)	1,386,212
56,053	PROS Holdings, Inc.(b)	1,981,474
20,058	Shutterstock, Inc.(b)	1,420,106
41,178	SPS Commerce, Inc.(b)	2,806,281
272,522	SunEdison, Inc.(b)	2,534,455
31,610	Trulia, Inc.(b)	1,263,452
22,857	Tyler Technologies, Inc.(b)	2,210,500
21,962	Ultimate Software Group, Inc. (The)(b)	3,392,690
105,574	Web.com Group, Inc.(b)	2,845,219
25,903	WEX, Inc.(b)	2,418,045
28,197	Yelp, Inc.(b)	1,910,347
19,915	Zillow, Inc.(b)	1,585,831

		72,131,037

	Materials—7.5%
83,330	American Pacific Corp.(b)	3,793,182
77,081	Balchem Corp.	4,413,658
407,126	Graphic Packaging Holding Co.(b)	3,419,858
67,474	Innospec, Inc.	3,107,852
211,708	KapStone Paper and Packaging Corp.	11,000,348
71,835	Neenah Paper, Inc.	2,955,292
133,924	PolyOne Corp.	4,057,897
70,331	UFP Technologies, Inc.(b)	1,621,130
165,275	US Concrete, Inc.(b)	3,611,259

		37,980,476

	Telecommunication Services—1.1%
47,510	Cogent Communications Group, Inc.	1,669,026
177,903	inContact, Inc.(b)	1,350,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

PowerShares DWA SmallCap Momentum Portfolio (DWAS) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Telecommunication Services (continued)
182,527	Inteliquent, Inc.	$2,345,472

		5,364,782

	Total Common Stocks and Other Equity Interests (Cost $473,238,027)	505,062,909

	Money Market Fund—0.0%
176,782	Premier Portfolio—Institutional Class(c) (Cost $176,782)	176,782

	Total Investments (Cost $473,414,809)—100.0%	505,239,691
	Other assets less liabilities—(0.0)%	(193,714)

	Net Assets—100.0%	$505,045,977

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments(a)

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Auto Components—3.7%
28,954	Dorman Products, Inc.	$1,407,454
20,718	Drew Industries, Inc.	1,041,287
32,486	Spartan Motors, Inc.	220,580
19,694	Standard Motor Products, Inc.	712,135
22,190	Superior Industries International, Inc.	416,062

		3,797,518

	Automobiles—0.8%
26,574	Winnebago Industries, Inc.(b)	788,185

	Distributors—2.6%
44,462	Pool Corp.	2,417,843
18,521	VOXX International Corp.(b)	287,261

		2,705,104

	Diversified Consumer Services—6.5%
16,802	American Public Education, Inc.(b)	672,584
10,500	Capella Education Co.(b)	639,660
54,909	Career Education Corp.(b)	300,901
75,732	Corinthian Colleges, Inc.(b)	162,067
59,791	Hillenbrand, Inc.	1,687,302
17,348	ITT Educational Services, Inc.(b)	696,002
20,343	Lincoln Educational Services Corp.	97,239
26,706	Outerwall, Inc.(b)	1,735,356
10,346	Strayer Education, Inc.	408,977
20,015	Universal Technical Institute, Inc.	265,999

		6,666,087

	Hotels, Restaurants & Leisure—21.8%
1,392	Biglari Holdings, Inc.(b)	606,940
23,614	BJ’s Restaurants, Inc.(b)	638,995
71,795	Boyd Gaming Corp.(b)	758,155
17,872	Buffalo Wild Wings, Inc.(b)	2,548,190
15,702	CEC Entertainment, Inc.	727,788
22,638	Cracker Barrel Old Country Store, Inc.	2,487,237
15,489	DineEquity, Inc.	1,271,182
37,664	Interval Leisure Group, Inc.	914,105
41,212	Jack in the Box, Inc.(b)	1,676,504
17,262	Marcus Corp.	247,882
28,957	Marriott Vacations Worldwide Corp.(b)	1,450,167
9,193	Monarch Casino & Resort, Inc.(b)	155,454
27,554	Multimedia Games Holding Co., Inc.(b)	895,780
15,306	Papa John’s International, Inc.	1,158,205
55,794	Pinnacle Entertainment, Inc.(b)	1,305,580
12,401	Red Robin Gourmet Burgers, Inc.(b)	944,708
54,795	Ruby Tuesday, Inc.(b)	324,934
33,940	Ruth’s Hospitality Group, Inc.	413,729
53,891	SHFL entertainment, Inc.(b)	1,249,193
49,466	Sonic Corp.(b)	954,694
56,855	Texas Roadhouse, Inc.	1,558,964

		22,288,386

	Household Durables—9.4%
8,077	Blyth, Inc.	111,543
24,763	Ethan Allen Interiors, Inc.	659,686
28,609	Helen of Troy Ltd.(b)	1,336,613
27,272	iRobot Corp.(b)	923,703
49,902	La-Z-Boy, Inc.	1,151,738

Number of Shares		Value
	Common Stocks (continued)
	Household Durables (continued)
23,182	M/I Homes, Inc.(b)	$474,536
32,400	Meritage Homes Corp.(b)	1,470,636
43,944	Ryland Group, Inc. (The)	1,766,549
142,339	Standard Pacific Corp.(b)	1,128,748
14,544	Universal Electronics, Inc.(b)	565,907

		9,589,659

	Internet & Catalog Retail—1.9%
11,829	Blue Nile, Inc.(b)	485,817
17,613	FTD Cos., Inc.(b)	618,216
27,331	Nutrisystem, Inc.	513,823
19,138	PetMed Express, Inc.	284,008

		1,901,864

	Leisure Equipment & Products—6.3%
12,806	Arctic Cat, Inc.	671,035
86,170	Brunswick Corp.	3,888,852
67,704	Callaway Golf Co.	570,745
16,346	JAKKS Pacific, Inc.	105,268
18,408	Sturm Ruger & Co., Inc.	1,204,067

		6,439,967

	Media—3.7%
20,192	Digital Generation, Inc.(b)	255,429
29,341	E.W. Scripps Co. (The), Class A(b)	581,539
41,659	Harte-Hanks, Inc.	332,022
134,110	Live Nation Entertainment, Inc.(b)	2,607,098

		3,776,088

	Multi-line Retail—1.0%
32,514	Fred’s, Inc., Class A	526,727
35,064	Tuesday Morning Corp.(b)	496,155

		1,022,882

	Specialty Retail—27.7%
35,315	Barnes & Noble, Inc.(b)	499,001
16,904	Big 5 Sporting Goods Corp.	319,655
39,055	Brown Shoe Co., Inc.	876,394
26,676	Buckle, Inc. (The)	1,305,524
25,615	Cato Corp. (The), Class A	767,682
21,233	Children’s Place Retail Stores, Inc. (The)(b)	1,159,110
34,649	Christopher & Banks Corp.(b)	199,925
46,698	Finish Line, Inc. (The), Class A	1,169,318
41,963	Francesca’s Holdings Corp.(b)	754,914
22,822	Genesco, Inc.(b)	1,554,406
20,213	Group 1 Automotive, Inc.	1,293,632
19,056	Haverty Furniture Cos., Inc.	529,947
24,729	Hibbett Sports, Inc.(b)	1,442,443
26,637	Jos. A. Bank Clothiers, Inc.(b)	1,278,043
14,282	Kirkland’s, Inc.(b)	253,506
21,401	Lithia Motors, Inc., Class A	1,345,053
26,180	Lumber Liquidators Holdings, Inc.(b)	2,989,494
23,086	MarineMax, Inc.(b)	340,057
43,214	Men’s Wearhouse, Inc. (The)	1,827,952
28,378	Monro Muffler Brake, Inc.	1,305,388
82,934	OfficeMax, Inc.	1,242,351
50,534	PEP Boys-Manny Moe & Jack (The)(b)	653,910
52,919	Select Comfort Corp.(b)	969,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks (continued)
	Specialty Retail (continued)
32,661	Sonic Automotive, Inc., Class A	$727,687
30,239	Stage Stores, Inc.	624,435
26,552	Stein Mart, Inc.	392,173
28,933	Vitamin Shoppe, Inc.(b)	1,357,247
30,946	Zale Corp.(b)	483,686
21,016	Zumiez, Inc.(b)	622,914

		28,285,323

	Textiles, Apparel & Luxury Goods—14.6%
84,108	Crocs, Inc.(b)	1,024,436
116,743	Fifth & Pacific Cos., Inc.(b)	3,092,522
51,612	Iconix Brand Group, Inc.(b)	1,862,677
17,208	Movado Group, Inc.	802,409
13,740	Oxford Industries, Inc.	986,120
11,839	Perry Ellis International, Inc.	225,059
121,784	Quiksilver, Inc.(b)	1,013,243
37,628	Skechers U.S.A., Inc., Class A(b)	1,096,480
57,256	Steven Madden Ltd.(b)	2,100,150
47,783	Wolverine World Wide, Inc.	2,758,990

		14,962,086

	Total Common Stocks (Cost $73,553,916)	102,223,149

	Money Market Fund—0.0%
6,799	Premier Portfolio—Institutional Class(c) (Cost $6,799)	6,799

	Total Investments (Cost $73,560,715)—100.0%	102,229,948
	Other assets less liabilities—(0.0)%	(32,359)

	Net Assets—100.0%	$102,197,589

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Schedule of Investments(a)

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Beverages—4.2%
8,341	Boston Beer Co., Inc. (The), Class A(b)	$1,915,010

	Food & Staples Retailing—18.3%
27,791	Andersons, Inc. (The)	2,061,537
60,573	Casey’s General Stores, Inc.	4,414,560
28,303	Nash Finch Co.	794,182
50,323	Spartan Stores, Inc.	1,184,100

		8,454,379

	Food Products—61.6%
33,012	Annie’s, Inc.(b)	1,559,817
54,900	B&G Foods, Inc.	1,858,365
29,738	Calavo Growers, Inc.	882,921
34,359	Cal-Maine Foods, Inc.	1,743,032
186,405	Darling International, Inc.(b)	4,337,644
47,045	Diamond Foods, Inc.(b)(c)	1,148,369
75,225	Hain Celestial Group, Inc. (The)(b)	6,260,977
24,296	J & J Snack Foods Corp.	2,079,009
29,290	Sanderson Farms, Inc.	1,851,421
16,310	Seneca Foods Corp., Class A(b)	478,209
67,232	Snyders-Lance, Inc.	2,016,288
57,365	TreeHouse Foods, Inc.(b)	4,202,560

		28,418,612

	Household Products—6.3%
96,126	Central Garden & Pet Co., Class A(b)	707,487
30,106	WD-40 Co.	2,182,384

		2,889,871

	Personal Products—8.4%
38,925	Inter Parfums, Inc.	1,368,603
29,308	Medifast, Inc.(b)	683,170
58,752	Prestige Brands Holdings, Inc.(b)	1,834,825

		3,886,598

	Tobacco—1.2%
187,305	Alliance One International, Inc.(b)	556,296

	Total Common Stocks (Cost $39,327,173)	46,120,766

	Money Market Fund—0.0%
18,835	Premier Portfolio—Institutional Class(d) (Cost $18,835)	18,835

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $39,346,008)—100.0%	46,139,601

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—1.8%
843,123	Invesco Liquid Assets Portfolio—Institutional Class (Cost $843,123)(d)(e)	$843,123

	Total Investments (Cost $40,189,131)—101.8%	46,982,724
	Other assets less liabilities—(1.8)%	(831,688)

	Net Assets—100.0%	$46,151,036

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2013.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2G.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Schedule of Investments(a)

PowerShares S&P SmallCap Energy Portfolio (PSCE)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Energy Equipment & Services—57.3%
47,731	Basic Energy Services, Inc.(b)	$700,214
62,221	Bristow Group, Inc.	5,006,924
81,125	C&J Energy Services, Inc.(b)	1,869,120
33,676	Era Group, Inc.(b)	1,064,162
79,167	Exterran Holdings, Inc.(b)	2,260,218
23,168	Geospace Technologies Corp.(b)	2,257,027
22,051	Gulf Island Fabrication, Inc.	556,126
55,490	Hornbeck Offshore Services, Inc.(b)	3,066,932
219,806	ION Geophysical Corp.(b)	1,019,900
46,852	Matrix Service Co.(b)	974,053
157,018	Newpark Resources, Inc.(b)	2,001,979
112,011	Pioneer Energy Services Corp.(b)	940,892
32,200	SEACOR Holdings, Inc.	3,149,160
56,050	Tesco Corp.(b)	962,939
141,256	TETRA Technologies, Inc.(b)	1,832,090

		27,661,736

	Oil, Gas & Consumable Fuels—42.7%
63,003	Approach Resources, Inc.(b)	1,773,535
63,362	Carrizo Oil & Gas, Inc.(b)	2,777,790
109,161	Cloud Peak Energy, Inc.(b)	1,704,003
80,625	Comstock Resources, Inc.	1,379,494
27,364	Contango Oil & Gas Co.	1,172,547
215,512	Forest Oil Corp.(b)	1,021,527
105,333	Northern Oil and Gas, Inc.(b)	1,730,621
60,982	PDC Energy, Inc.(b)	4,135,189
94,876	Penn Virginia Corp.	807,395
101,893	PetroQuest Energy, Inc.(b)	480,935
73,821	Stone Energy Corp.(b)	2,573,400
77,843	Swift Energy Co.(b)	1,068,006

		20,624,442

	Total Common Stocks (Cost $45,327,724)	48,286,178

	Money Market Fund—0.0%
3,900	Premier Portfolio—Institutional Class(c) (Cost $3,900)	3,900

	Total Investments (Cost $45,331,624)—100.0%	48,290,078
	Other assets less liabilities—(0.0)%	(10,938)

	Net Assets—100.0%	$48,279,140

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Schedule of Investments(a)

PowerShares S&P SmallCap Financials Portfolio (PSCF)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Capital Markets—9.8%
13,164	Calamos Asset Management, Inc., Class A	$129,271
21,624	Evercore Partners, Inc., Class A	1,091,363
34,251	Financial Engines, Inc.	1,913,603
19,148	FXCM, Inc., Class A	313,836
22,855	HFF, Inc., Class A	561,090
25,221	Investment Technology Group, Inc.(b)	404,040
11,127	Piper Jaffray Cos., Inc.(b)	399,348
179,034	Prospect Capital Corp.	2,030,246
40,761	Stifel Financial Corp.(b)	1,669,163
20,067	SWS Group, Inc.(b)	112,977
4,751	Virtus Investment Partners, Inc.(b)	966,924

		9,591,861

	Commercial Banks—33.4%
21,500	Bank of the Ozarks, Inc.	1,063,820
13,452	Banner Corp.	514,674
54,601	BBCN Bancorp, Inc.	809,733
55,041	Boston Private Financial Holdings, Inc.	626,917
20,866	Cardinal Financial Corp.	344,289
10,813	City Holding Co.	491,991
35,340	Columbia Banking System, Inc.	907,885
27,743	Community Bank System, Inc.	1,007,348
64,427	CVB Financial Corp.	936,769
106,194	F.N.B. Corp.	1,328,487
68,499	First BanCorp.(b)	380,169
66,490	First Commonwealth Financial Corp.	577,798
39,786	First Financial Bancorp	617,479
20,937	First Financial Bankshares, Inc.	1,287,835
51,751	First Midwest Bancorp, Inc.	860,619
50,735	Glacier Bancorp, Inc.	1,401,808
21,789	Hanmi Financial Corp.	380,872
32,188	Home BancShares, Inc.	1,090,529
15,570	Independent Bank Corp.	558,652
37,790	MB Financial, Inc.	1,122,363
80,330	National Penn Bancshares, Inc.	833,022
30,051	NBT Bancorp, Inc.	732,343
69,550	Old National Bancorp	1,011,257
27,638	PacWest Bancorp	1,051,626
22,824	Pinnacle Financial Partners, Inc.(b)	707,544
44,982	PrivateBancorp, Inc.	1,095,762
20,502	S&T Bancorp, Inc.	502,709
11,198	Simmons First National Corp., Class A	366,623
28,744	Sterling Bancorp	336,880
129,045	Susquehanna Bancshares, Inc.	1,520,795
10,508	Taylor Capital Group, Inc.(b)	241,684
28,175	Texas Capital Bancshares, Inc.(b)	1,466,509
7,973	Tompkins Financial Corp.	393,228
25,481	UMB Financial Corp.	1,501,341
77,150	Umpqua Holdings Corp.	1,262,945
31,633	United Bankshares, Inc.	935,704
26,619	United Community Banks, Inc.(b)	414,990
24,777	ViewPoint Financial Group, Inc.	540,386
42,420	Wilshire Bancorp, Inc.(b)	359,297
27,388	Wintrust Financial Corp.	1,191,652

		32,776,334

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Consumer Finance—6.7%
19,414	Cash America International, Inc.	$765,882
16,017	Encore Capital Group, Inc.(b)	782,430
37,368	EZCORP, Inc., Class A(b)	587,799
19,927	First Cash Financial Services, Inc.(b)	1,205,384
14,636	Green Dot Corp., Class A(b)	314,089
34,976	Portfolio Recovery Associates, Inc.(b)	2,079,323
7,597	World Acceptance Corp.(b)	791,000

		6,525,907

	Diversified Financial Services—2.4%
34,448	Interactive Brokers Group, Inc., Class A	710,662
25,896	MarketAxess Holdings, Inc.	1,689,196

		2,399,858

	Insurance—9.7%
12,721	AMERISAFE, Inc.	489,758
12,697	eHealth, Inc.(b)	541,146
21,374	Employers Holdings, Inc.	642,716
6,935	HCI Group, Inc.	304,724
27,554	Horace Mann Educators Corp.	763,246
7,926	Infinity Property & Casualty Corp.	543,565
31,986	Meadowbrook Insurance Group, Inc.	212,387
7,308	Navigators Group, Inc. (The)(b)	411,002
42,641	ProAssurance Corp.	1,932,490
11,774	RLI Corp.	1,112,408
8,806	Safety Insurance Group, Inc.	481,600
38,421	Selective Insurance Group, Inc.	1,009,320
14,388	Stewart Information Services Corp.	450,632
26,925	Tower Group International Ltd.	97,738
14,843	United Fire Group, Inc.	470,523

		9,463,255

	Real Estate Investment Trusts—33.4%
38,228	Acadia Realty Trust REIT	1,019,541
8,578	Agree Realty Corp. REIT	270,807
23,702	American Assets Trust, Inc. REIT	789,040
34,785	Associated Estates Realty Corp. REIT	533,602
66,021	Capstead Mortgage Corp. REIT	781,028
42,860	Cedar Realty Trust, Inc. REIT	244,731
14,757	Coresite Realty Corp. REIT	478,717
121,696	Cousins Properties, Inc. REIT	1,378,816
134,764	DiamondRock Hospitality Co. REIT	1,534,962
20,894	EastGroup Properties, Inc. REIT	1,330,112
34,999	EPR Properties REIT	1,797,899
60,093	Franklin Street Properties Corp. REIT	793,228
49,640	Geo Group, Inc. (The) REIT	1,750,803
18,420	Getty Realty Corp. REIT	353,296
37,694	Government Properties Income Trust REIT	921,618
66,089	Healthcare Realty Trust, Inc. REIT	1,586,797
57,704	Inland Real Estate Corp. REIT	616,856
64,658	Kite Realty Group Trust REIT	413,811
70,981	LaSalle Hotel Properties REIT	2,203,960
139,825	Lexington Realty Trust REIT	1,635,952
23,959	LTC Properties, Inc. REIT	945,183
110,358	Medical Properties Trust, Inc. REIT	1,439,068
29,311	Parkway Properties, Inc. REIT	530,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares S&P SmallCap Financials Portfolio (PSCF) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Real Estate Investment Trusts (continued)
46,983	Pennsylvania Real Estate Investment Trust REIT	$851,802
37,649	Post Properties, Inc. REIT	1,722,065
12,607	PS Business Parks, Inc. REIT	1,027,344
25,739	Sabra Health Care REIT, Inc. REIT	692,379
8,677	Saul Centers, Inc. REIT	407,819
21,677	Sovran Self Storage, Inc. REIT	1,658,074
65,100	Tanger Factory Outlet Centers, Inc. REIT	2,268,735
8,756	Universal Health Realty Income Trust REIT	384,563
17,511	Urstadt Biddle Properties, Inc., Class A REIT	345,667

		32,709,097

	Real Estate Management & Development—0.5%
23,970	Forestar Group, Inc.(b)	535,250

	Thrifts & Mortgage Finance—4.0%
29,771	Bank Mutual Corp.	189,344
8,237	BofI Holding, Inc.(b)	497,679
48,156	Brookline Bancorp, Inc.	427,144
20,110	Dime Community Bancshares, Inc.	329,000
64,871	Northwest Bancshares, Inc.	907,545
26,901	Oritani Financial Corp.	436,334
36,733	Provident Financial Services, Inc.	688,376
65,037	TrustCo Bank Corp. NY	437,049

		3,912,471

	Total Investments (Cost $74,248,965)—99.9%	97,914,033
	Other assets less liabilities—0.1%	55,224

	Net Assets—100.0%	$97,969,257

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments(a)

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

October 31, 2013

Number of Shares		Value
	Common Stocks—99.9%
	Biotechnology—4.4%
101,068	Acorda Therapeutics, Inc.(b)	$3,093,692
135,532	ArQule, Inc.(b)	304,947
71,165	Emergent Biosolutions, Inc.(b)	1,389,852
114,275	Momenta Pharmaceuticals, Inc.(b)	1,872,967
132,075	Spectrum Pharmaceuticals, Inc.	1,134,524

		7,795,982

	Health Care Equipment & Supplies—35.7%
52,109	Abaxis, Inc.	1,861,855
86,832	Abiomed, Inc.(b)	2,082,231
174,496	Align Technology, Inc.(b)	9,956,742
30,426	Analogic Corp.	2,806,190
82,521	Cantel Medical Corp.	2,896,487
68,278	CONMED Corp.	2,476,443
61,733	CryoLife, Inc.	554,980
61,111	Cyberonics, Inc.(b)	3,529,771
48,198	Cynosure, Inc., Class A(b)	1,041,559
59,766	Greatbatch, Inc.(b)	2,278,280
127,651	Haemonetics Corp.(b)	5,177,525
32,387	ICU Medical, Inc.(b)	2,001,517
50,937	Integra LifeSciences Holdings(b)	2,331,896
71,534	Invacare Corp.	1,535,835
103,084	Meridian Bioscience, Inc.	2,548,236
100,505	Merit Medical Systems, Inc.(b)	1,607,075
68,726	Natus Medical, Inc.(b)	1,355,964
89,652	Neogen Corp.(b)	4,143,715
110,666	NuVasive, Inc.(b)	3,516,965
35,452	SurModics, Inc.(b)	835,958
92,520	Symmetry Medical, Inc.(b)	749,412
173,325	West Pharmaceutical Services, Inc.	8,380,264

		63,668,900

	Health Care Providers & Services—27.9%
86,931	Air Methods Corp.	3,800,623
20,795	Almost Family, Inc.	399,888
79,925	Amedisys, Inc.(b)	1,301,179
114,152	AMN Healthcare Services, Inc.(b)	1,415,485
80,255	AmSurg Corp.(b)	3,442,137
61,169	Bio-Reference Labs, Inc.(b)	1,982,487
135,687	Centene Corp.(b)	7,620,182
46,334	Chemed Corp.	3,142,372
28,405	CorVel Corp.(b)	1,181,648
67,169	Cross Country Healthcare, Inc.(b)	398,984
48,487	Ensign Group, Inc. (The)	2,064,577
73,272	Gentiva Health Services, Inc.(b)	838,964
86,329	Hanger, Inc.(b)	3,168,274
85,436	Healthways, Inc.(b)	822,749
41,838	IPC The Hospitalist Co., Inc.(b)	2,292,304
134,506	Kindred Healthcare, Inc.	1,866,943
23,659	Landauer, Inc.	1,145,096
30,152	LHC Group, Inc.(b)	621,131
66,677	Magellan Health Services, Inc.(b)	3,913,940
70,347	Molina Healthcare, Inc.(b)	2,225,779
31,791	MWI Veterinary Supply, Inc.(b)	5,043,324
73,945	PharMerica Corp.(b)	1,091,428

		49,779,494

Number of Shares		Value
	Common Stocks (continued)
	Health Care Technology—8.2%
25,870	Computer Programs & Systems, Inc.	$1,475,625
49,957	HealthStream, Inc.(b)	1,784,464
62,281	Medidata Solutions, Inc.(b)	6,870,217
86,536	Omnicell, Inc.(b)	1,996,386
108,039	Quality Systems, Inc.	2,465,450

		14,592,142

	Life Sciences Tools & Services—6.0%
177,756	Affymetrix, Inc.(b)	1,256,735
74,947	Cambrex Corp.(b)	1,260,608
91,502	Luminex Corp.(b)	1,784,289
139,622	PAREXEL International Corp.(b)	6,382,122

		10,683,754

	Pharmaceuticals—17.7%
176,819	Akorn, Inc.(b)	3,614,180
27,391	Hi-Tech Pharmacal Co., Inc.	1,180,278
159,060	Impax Laboratories, Inc.(b)	3,222,556
155,231	Medicines Co. (The)(b)	5,265,436
137,084	Questcor Pharmaceuticals, Inc.	8,412,845
151,650	Santarus, Inc.(b)	3,537,995
162,742	ViroPharma, Inc.(b)	6,317,644

		31,550,934

	Total Common Stocks (Cost $146,528,043)	178,071,206

	Money Market Fund—0.1%
118,799	Premier Portfolio—Institutional Class(c) (Cost $118,799)	118,799

	Total Investments (Cost $146,646,842)—100.0%	178,190,005
	Other assets less liabilities—(0.0)%	(26,410)

	Net Assets—100.0%	$178,163,595

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—14.7%
28,570	AAR Corp.	$836,530
14,380	Aerovironment, Inc.(b)	389,842
5,696	American Science & Engineering, Inc.	374,683
15,200	Cubic Corp.	798,000
34,311	Curtiss-Wright Corp.	1,708,002
12,496	Engility Holdings, Inc.(b)	387,001
44,170	GenCorp, Inc.(b)	742,056
33,030	Moog, Inc., Class A(b)	1,972,882
3,570	National Presto Industries, Inc.	251,863
43,852	Orbital Sciences Corp.(b)	1,011,666
27,286	Teledyne Technologies, Inc.(b)	2,423,542

		10,896,067

	Air Freight & Logistics—3.4%
18,398	Atlas Air Worldwide Holdings, Inc.(b)	681,278
22,283	Forward Air Corp.	902,016
25,520	Hub Group, Inc., Class A(b)	937,349

		2,520,643

	Airlines—2.3%
10,866	Allegiant Travel Co.	1,132,998
37,922	SkyWest, Inc.	570,347

		1,703,345

	Building Products—9.7%
56,642	A.O. Smith Corp.	2,925,559
20,345	AAON, Inc.	549,518
20,948	Apogee Enterprises, Inc.	655,253
21,035	Gibraltar Industries, Inc.(b)	336,770
32,609	Griffon Corp.	408,591
27,015	Quanex Building Products Corp.	480,327
29,737	Simpson Manufacturing Co., Inc.	1,054,177
14,481	Universal Forest Products, Inc.	766,335

		7,176,530

	Commercial Services & Supplies—13.1%
37,373	ABM Industries, Inc.	1,028,131
5,860	Consolidated Graphics, Inc.(b)	375,568
14,353	G&K Services, Inc., Class A	895,627
50,930	Healthcare Services Group, Inc.	1,394,973
42,436	Interface, Inc.	859,329
29,698	Mobile Mini, Inc.(b)	1,072,692
47,009	Tetra Tech, Inc.(b)	1,228,345
11,076	UniFirst Corp.	1,138,834
29,068	United Stationers, Inc.	1,291,782
14,812	Viad Corp.	395,480

		9,680,761

	Construction & Engineering—5.2%
28,196	Aegion Corp.(b)	578,018
27,207	Comfort Systems USA, Inc.	506,866
24,099	Dycom Industries, Inc.(b)	714,535
48,903	EMCOR Group, Inc.	1,812,345
19,907	Orion Marine Group, Inc.(b)	248,838

		3,860,602

	Electrical Equipment—9.6%
18,571	AZZ, Inc.	833,838
33,898	Brady Corp., Class A	989,482

Number of Shares		Value
	Common Stocks (continued)
	Electrical Equipment (continued)
13,561	Encore Wire Corp.	$671,676
34,702	EnerSys	2,302,478
28,418	Franklin Electric Co., Inc.	1,075,621
39,544	II-VI, Inc.(b)	674,621
6,711	Powell Industries, Inc.(b)	421,652
13,202	Vicor Corp.(b)	116,310

		7,085,678

	Machinery—22.3%
53,396	Actuant Corp., Class A	2,005,554
20,498	Albany International Corp., Class A	754,531
13,658	Astec Industries, Inc.	461,777
33,247	Barnes Group, Inc.	1,181,598
34,881	Briggs & Stratton Corp.	639,718
12,811	CIRCOR International, Inc.	945,067
15,264	EnPro Industries, Inc.(b)	910,803
19,271	ESCO Technologies, Inc.	695,298
45,626	Federal Signal Corp.(b)	624,620
19,838	John Bean Technologies Corp.	539,197
9,375	Lindsay Corp.	712,594
12,210	Lydall, Inc.(b)	222,466
20,502	Mueller Industries, Inc.	1,236,066
9,254	Standex International Corp.	569,214
13,414	Tennant Co.	814,096
39,023	Titan International, Inc.	565,833
41,659	Toro Co. (The)	2,455,381
20,809	Watts Water Technologies, Inc., Class A	1,202,344

		16,536,157

	Professional Services—9.4%
10,498	CDI Corp.	168,493
9,572	Exponent, Inc.	723,739
11,745	Heidrick & Struggles International, Inc.	217,517
16,614	Insperity, Inc.	642,463
19,872	Kelly Services, Inc., Class A	414,530
35,943	Korn/Ferry International(b)	855,443
36,414	Navigant Consulting, Inc.(b)	631,783
33,594	On Assignment, Inc.(b)	1,135,141
29,068	Resources Connection, Inc.	370,908
29,778	TrueBlue, Inc.(b)	735,517
21,199	WageWorks, Inc.(b)	1,085,601

		6,981,135

	Road & Rail—6.4%
17,628	Arkansas Best Corp.	482,478
35,246	Heartland Express, Inc.	506,133
43,743	Knight Transportation, Inc.	742,319
50,870	Old Dominion Freight Line, Inc.(b)	2,385,803
17,697	Saia, Inc.(b)	575,683

		4,692,416

	Trading Companies & Distributors—3.9%
30,764	Applied Industrial Technologies, Inc.	1,455,445
7,561	DXP Enterprises, Inc.(b)	694,856
19,728	Kaman Corp.	733,487

		2,883,788

	Total Common Stocks (Cost $61,285,097)	74,017,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares S&P SmallCap Industrials Portfolio (PSCI) (continued)

October 31, 2013

Number of Shares		Value
	Money Market Fund—0.0%
10,713	Premier Portfolio—Institutional Class(c) (Cost $10,713)	$10,713

	Total Investments (Cost $61,295,810)—100.0%	74,027,835
	Other assets less liabilities—(0.0)%	(768)

	Net Assets—100.0%	$74,027,067

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Communications Equipment—9.0%
203,630	ARRIS Group, Inc.(b)	$3,636,832
17,628	Bel Fuse, Inc., Class B	370,893
28,517	Black Box Corp.	714,066
58,445	CalAmp Corp.(b)	1,375,211
29,132	Comtech Telecommunications Corp.	874,543
45,660	Digi International, Inc.(b)	460,253
179,570	Harmonic, Inc.(b)	1,312,657
99,775	Ixia(b)	1,414,809
68,666	NETGEAR, Inc.(b)	1,974,834
31,444	Oplink Communications, Inc.(b)	573,853
30,789	PC-Tel, Inc.	283,567
36,556	Procera Networks, Inc.(b)	517,267
73,373	Symmetricom, Inc.(b)	526,084
74,236	ViaSat, Inc.(b)	4,908,484

		18,943,353

	Computers & Peripherals—2.9%
55,298	Avid Technology, Inc.(b)	411,970
82,424	Electronics for Imaging, Inc.(b)	2,827,967
42,251	Intevac, Inc.(b)	215,480
155,716	QLogic Corp.(b)	1,923,093
57,631	Super Micro Computer, Inc.(b)	802,224

		6,180,734

	Electronic Equipment, Instruments & Components—28.1%
25,065	Agilysys, Inc.(b)	294,514
47,383	Anixter International, Inc. (b)	4,050,773
25,518	Badger Meter, Inc.	1,327,191
77,425	Belden, Inc.	5,207,605
96,915	Benchmark Electronics, Inc.(b)	2,202,878
73,156	Checkpoint Systems, Inc.(b)	1,245,115
146,757	Cognex Corp.	4,586,156
43,418	Coherent, Inc.	2,873,837
59,829	CTS Corp.	1,114,016
67,211	Daktronics, Inc.	803,844
32,410	DTS, Inc.(b)	648,200
45,155	Electro Scientific Industries, Inc.	540,957
30,380	FARO Technologies, Inc.(b)	1,443,050
74,131	FEI Co.	6,603,589
75,172	Insight Enterprises, Inc.(b)	1,583,874
39,738	Littelfuse, Inc.	3,378,922
26,531	Measurement Specialties, Inc.(b)	1,478,573
57,514	Mercury Systems, Inc.(b)	530,279
62,854	Methode Electronics, Inc.	1,607,805
27,714	MTS Systems Corp.	1,810,278
69,461	Newport Corp.(b)	1,102,346
33,351	OSI Systems, Inc.(b)	2,429,287
36,989	Park Electrochemical Corp.	1,037,541
59,934	Plexus Corp.(b)	2,294,274
50,087	Rofin-Sinar Technologies, Inc.(b)	1,314,784
30,794	Rogers Corp.(b)	1,877,202
49,846	ScanSource, Inc.(b)	1,917,077
46,680	SYNNEX Corp.(b)	2,861,484
96,841	TTM Technologies, Inc.(b)	847,359

		59,012,810

Number of Shares		Value
	Common Stocks (continued)
	Internet Software & Services—11.8%
73,073	Blucora, Inc.(b)	$1,726,715
58,890	comScore, Inc.(b)	1,573,541
77,752	Dealertrack Technologies, Inc.(b)	2,900,150
71,297	Dice Holdings, Inc.(b)	526,172
51,699	Digital River, Inc.(b)	922,310
77,235	j2 Global, Inc.	4,246,380
45,661	Liquidity Services, Inc.(b)	1,192,209
87,318	LivePerson, Inc.(b)	815,550
40,507	LogMeIn, Inc.(b)	1,308,376
200,723	Monster Worldwide, Inc.(b)	867,123
106,041	NIC, Inc.	2,610,729
40,733	OpenTable, Inc.(b)	2,830,129
58,743	Perficient, Inc.(b)	1,062,661
50,674	QuinStreet, Inc.(b)	450,492
25,280	Stamps.com, Inc.(b)	1,148,723
43,878	XO Group, Inc.(b)	609,027

		24,790,287

	IT Services—11.8%
41,312	CACI International, Inc., Class A(b)	2,973,638
79,746	Cardtronics, Inc.(b)	3,130,030
118,376	CIBER, Inc.(b)	384,722
60,016	CSG Systems International, Inc.	1,672,046
54,647	ExlService Holdings, Inc.(b)	1,579,845
22,961	Forrester Research, Inc.	891,116
65,395	Heartland Payment Systems, Inc.	2,645,228
57,582	Higher One Holdings, Inc.(b)	457,777
51,432	iGATE Corp.(b)	1,637,595
121,093	MAXIMUS, Inc.	5,866,956
69,612	Sykes Enterprises, Inc.(b)	1,303,137
34,315	TeleTech Holdings, Inc.(b)	908,318
41,428	Virtusa Corp.(b)	1,287,582

		24,737,990

	Semiconductors & Semiconductor Equipment—21.6%
65,025	Advanced Energy Industries, Inc.(b)	1,357,722
56,651	ATMI, Inc.(b)	1,548,838
118,027	Brooks Automation, Inc.	1,137,780
41,166	Cabot Microelectronics Corp.(b)	1,683,278
39,179	CEVA, Inc.(b)	561,435
112,682	Cirrus Logic, Inc.(b)	2,527,457
41,135	Cohu, Inc.	393,251
64,546	Diodes, Inc.(b)	1,563,304
40,056	DSP Group, Inc.(b)	298,417
161,640	Entropic Communications, Inc.(b)	691,819
84,319	Exar Corp.(b)	972,198
219,558	GT Advanced Technologies, Inc.(b)	1,646,685
56,049	Hittite Microwave Corp.(b)	3,580,971
110,169	Kopin Corp.(b)	404,320
133,677	Kulicke & Soffa Industries, Inc. (Singapore)(b)	1,724,433
82,159	Micrel, Inc.	755,863
165,461	Microsemi Corp.(b)	4,158,035
94,402	MKS Instruments, Inc.	2,798,075
60,820	Monolithic Power Systems, Inc.	1,936,509
39,232	Nanometrics, Inc.(b)	728,931
36,879	Pericom Semiconductor Corp.(b)	297,982
52,570	Power Integrations, Inc.	3,019,621

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares S&P SmallCap Information Technology Portfolio (PSCT) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment (continued)
31,352	Rubicon Technology, Inc.(b)	$269,627
58,316	Rudolph Technologies, Inc.(b)	618,150
55,246	Sigma Designs, Inc.(b)	300,538
18,477	Supertex, Inc.	471,348
59,398	Synaptics, Inc.(b)	2,762,007
86,125	Tessera Technologies, Inc.	1,638,098
277,940	TriQuint Semiconductor, Inc.(b)	2,204,064
49,320	Ultratech, Inc.(b)	1,173,323
69,534	Veeco Instruments, Inc.(b)	2,031,088

		45,255,167

	Software—14.8%
81,242	Blackbaud, Inc.	2,924,712
64,274	Bottomline Technologies, Inc.(b)	2,019,489
56,632	Ebix, Inc.	644,472
56,156	Epiq Systems, Inc.	840,094
27,752	Interactive Intelligence Group, Inc.(b)	1,705,360
34,294	Manhattan Associates, Inc.(b)	3,652,654
16,054	MicroStrategy, Inc., Class A(b)	1,958,428
68,872	Monotype Imaging Holdings, Inc.	1,943,568
66,122	NetScout Systems, Inc.(b)	1,872,575
96,089	Progress Software Corp.(b)	2,494,470
53,434	Synchronoss Technologies, Inc.(b)	1,849,885
156,685	Take-Two Interactive Software, Inc.(b)	2,806,228
59,325	Tangoe, Inc.(b)	1,133,108
49,759	Tyler Technologies, Inc.(b)	4,812,193
51,872	VASCO Data Security International, Inc.(b)	389,559

		31,046,795

	Total Common Stocks (Cost $180,078,306)	209,967,136

	Money Market Fund—0.0%
18,855	Premier Portfolio—Institutional Class(c) (Cost $18,855)	18,855

	Total Investments (Cost $180,097,161)—100.0%	209,985,991
	Other assets less liabilities—0.0%	32,328

	Net Assets—100.0%	$210,018,319

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

PowerShares S&P SmallCap Materials Portfolio (PSCM)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Chemicals—48.2%
13,696	A. Schulman, Inc.	$453,612
11,560	American Vanguard Corp.	301,716
13,852	Balchem Corp.	793,166
25,151	Calgon Carbon Corp.(b)	501,762
20,896	Flotek Industries, Inc.(b)	446,757
23,281	H.B. Fuller Co.	1,114,462
4,374	Hawkins, Inc.	157,508
10,183	Innophos Holdings, Inc.	510,372
9,609	Koppers Holdings, Inc.	427,697
15,079	Kraton Performance Polymers, Inc.(b)	320,730
8,842	LSB Industries, Inc.(b)	324,678
14,812	OM Group, Inc.(b)	503,608
44,941	PolyOne Corp.	1,361,712
6,104	Quaker Chemical Corp.	463,355
8,797	Stepan Co.	517,879
11,665	Tredegar Corp.	340,851
10,514	Zep, Inc.	209,123

		8,748,988

	Construction Materials—4.6%
33,896	Headwaters, Inc.(b)	295,912
9,933	Texas Industries, Inc.(b)	533,402

		829,314

	Containers & Packaging—1.2%
12,317	Myers Industries, Inc.	219,489

	Metals & Mining—24.9%
7,902	A.M. Castle & Co.(b)	113,078
63,189	AK Steel Holding Corp.(b)	278,032
11,569	AMCOL International Corp.	371,133
23,822	Century Aluminum Co.(b)	206,775
30,022	Globe Specialty Metals, Inc.	526,586
5,717	Haynes International, Inc.	308,146
8,685	Kaiser Aluminum Corp.	585,803
9,542	Materion Corp.	284,447
4,213	Olympic Steel, Inc.	115,310
14,152	RTI International Metals, Inc.(b)	479,753
55,239	Stillwater Mining Co.(b)	602,657
32,448	SunCoke Energy, Inc.(b)	648,960

		4,520,680

	Paper & Forest Products—21.1%
10,192	Clearwater Paper Corp.(b)	532,226
5,186	Deltic Timber Corp.	331,282
18,563	KapStone Paper and Packaging Corp.	964,533
7,443	Neenah Paper, Inc.	306,205
19,970	P.H. Glatfelter Co.	523,214
14,550	Schweitzer-Mauduit International, Inc.	900,354
22,914	Wausau Paper Corp.	268,094

		3,825,908

	Total Common Stocks (Cost $16,548,801)	18,144,379

Number of Shares		Value
	Money Market Fund—0.0%
3,961	Premier Portfolio—Institutional Class(c) (Cost $3,961)	$3,961

	Total Investments (Cost $16,552,762)—100.0%	18,148,340
	Other assets less liabilities—0.0%	5,941

	Net Assets—100.0%	$18,154,281

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Diversified Telecommunication Services—15.7%
26,825	Atlantic Tele-Network, Inc.	$1,486,642
83,291	Cbeyond, Inc.(b)	536,394
451,086	Cincinnati Bell, Inc.(b)	1,290,106
89,569	General Communication, Inc., Class A(b)	851,801
43,335	Lumos Networks Corp.	953,803

		5,118,746

	Electric Utilities—25.1%
28,881	ALLETE, Inc.	1,459,357
41,411	El Paso Electric Co.	1,456,425
69,744	UIL Holdings Corp.	2,686,539
51,782	UNS Energy Corp.	2,562,173

		8,164,494

	Gas Utilities—40.3%
31,171	Laclede Group, Inc. (The)	1,467,219
31,638	New Jersey Resources Corp.	1,456,297
33,123	Northwest Natural Gas Co.	1,438,532
94,779	Piedmont Natural Gas Co., Inc.	3,235,755
40,118	South Jersey Industries, Inc.	2,389,027
57,840	Southwest Gas Corp.	3,138,398

		13,125,228

	Multi-Utilities—8.9%
51,895	Avista Corp.	1,442,162
32,090	NorthWestern Corp.	1,471,006

		2,913,168

	Water Utilities—4.5%
51,558	American States Water Co.	1,468,372

	Wireless Telecommunication Services—5.5%
44,163	NTELOS Holdings Corp.	840,864
62,694	USA Mobility, Inc.	935,394

		1,776,258

	Total Common Stocks (Cost $26,930,197)	32,566,266

	Money Market Fund—0.0%
1,027	Premier Portfolio—Institutional Class(c) (Cost $1,027)	1,027

	Total Investments (Cost $26,931,224)—100.0%	32,567,293
	Other assets less liabilities—0.0%	6,028

	Net Assets—100.0%	$32,573,321

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Statements of Assets and Liabilities

October 31, 2013

	PowerShares DWA SmallCap Momentum Portfolio (DWAS)	PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	PowerShares S&P SmallCap Energy Portfolio (PSCE)
Assets:
Unaffiliated investments, at value(a)	$505,062,909	$102,223,149	$46,120,766	$48,286,178
Affiliated investments, at value	176,782	6,799	861,958	3,900

Total investments, at value	505,239,691	102,229,948	46,982,724	48,290,078
Receivables:
Shares sold	1,856,786	—	2,464,159	—
Dividends	38,845	27,406	16,835	—
Investments sold	—	583,575	—	—
Security lending	—	—	786	—

Total Assets	507,135,322	102,840,929	49,464,504	48,290,078

Liabilities:
Due to custodian	—	—	—	—
Payables:
Investments purchased	1,856,946	617,847	2,459,343	—
Shares repurchased	—	—	—	—
Collateral upon return of securities loaned	—	—	843,123	—
Accrued unitary management fees	231,226	23,871	10,079	10,119
Accrued expenses	1,173	1,622	923	819

Total Liabilities	2,089,345	643,340	3,313,468	10,938

Net Assets	$505,045,977	$102,197,589	$46,151,036	$48,279,140

Net Assets Consist of:
Shares of beneficial interest	$480,779,679	$75,842,195	$39,916,627	$52,879,573
Undistributed net investment income (loss)	—	71,163	86,187	(18,239)
Undistributed net realized gain (loss)	(7,558,584)	(2,385,002)	(645,371)	(7,540,648)
Net unrealized appreciation	31,824,882	28,669,233	6,793,593	2,958,454

Net Assets	$505,045,977	$102,197,589	$46,151,036	$48,279,140

Shares outstanding (unlimited amount authorized, $0.01 par value)	13,600,001	2,250,000	950,000	1,000,000
Net asset value	$37.14	$45.42	$48.58	$48.28

Market price	$37.22	$45.52	$48.68	$48.42

Unaffiliated investments, at cost	$473,238,027	$73,553,916	$39,327,173	$45,327,724

Affiliated investments, at cost	$176,782	$6,799	$861,958	$3,900

Total investments, at cost	$473,414,809	$73,560,715	$40,189,131	$45,331,624

(a) Includes securities on loan with an aggregate value of:	$—	$—	$815,074	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

PowerShares S&P SmallCap Financials Portfolio (PSCF)	PowerShares S&P SmallCap Health Care Portfolio (PSCH)	PowerShares S&P SmallCap Industrials Portfolio (PSCI)	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	PowerShares S&P SmallCap Materials Portfolio (PSCM)	PowerShares S&P SmallCap Utilities Portfolio (PSCU)

$97,914,033	$178,071,206	$74,017,122	$209,967,136	$18,144,379	$32,566,266
—	118,799	10,713	18,855	3,961	1,027

97,914,033	178,190,005	74,027,835	209,985,991	18,148,340	32,567,293

1,941,631	—	—	2,078,260	4,087,024	—
122,942	16,096	17,176	18,882	6,585	15,237
2,241,177	—	—	2,143,698	—	—
—	—	—	—	—	—

102,219,783	178,206,101	74,045,011	214,226,831	22,241,949	32,582,530

58,318	—	—	—	—	—

2,246,612	—	—	2,078,001	4,083,638	—
1,920,966	—	—	2,079,389	—	—
—	—	—	—	—	—
23,284	40,896	16,565	49,435	3,369	7,812
1,346	1,610	1,379	1,687	661	1,397

4,250,526	42,506	17,944	4,208,512	4,087,668	9,209

$97,969,257	$178,163,595	$74,027,067	$210,018,319	$18,154,281	$32,573,321

$74,908,442	$149,023,093	$61,954,530	$183,308,900	$16,900,129	$27,758,673
298,369	27,887	58,146	22,927	12,746	153,887
(902,622)	(2,430,548)	(717,634)	(3,202,338)	(354,172)	(975,308)
23,665,068	31,543,163	12,732,025	29,888,830	1,595,578	5,636,069

$97,969,257	$178,163,595	$74,027,067	$210,018,319	$18,154,281	$32,573,321

2,550,000	3,500,000	1,750,000	5,050,000	450,000	950,000
$38.42	$50.90	$42.30	$41.59	$40.34	$34.29

$38.50	$50.99	$42.38	$41.67	$40.42	$34.34

$74,248,965	$146,528,043	$61,285,097	$180,078,306	$16,548,801	$26,930,197

$—	$118,799	$10,713	$18,855	$3,961	$1,027

$74,248,965	$146,646,842	$61,295,810	$180,097,161	$16,552,762	$26,931,224

$—	$—	$—	$—	$—	$—

43

Statements of Operations

For the year ended October 31, 2013

	PowerShares DWA SmallCap Momentum Portfolio (DWAS)	PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	PowerShares S&P SmallCap Energy Portfolio (PSCE)
Investment Income:
Unaffiliated dividend income	$994,403	$1,008,290	$235,060	$315,344
Affiliated dividend income	7	—	—	—
Security lending income	—	—	62,479	—
Foreign withholding tax	(1,802)	—	—	—

Total Income	992,608	1,008,290	297,539	315,344

Expenses:
Unitary management fees	842,223	218,736	87,255	88,285
Proxy	3,071	5,518	2,046	1,482
Tax expenses	—	48	—	—

Total Expenses	845,294	224,302	89,301	89,767

Waivers	(43)	(7)	(3)	(2)

Net Expenses	845,251	224,295	89,298	89,765

Net Investment Income	147,357	783,995	208,241	225,579

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investment securities	(7,419,963)	(1,352,438)	(782,211)	(1,820,539)
In-kind redemptions	12,390,094	4,772,458	4,490,337	(716,746)

Net realized gain (loss)	4,970,131	3,420,020	3,708,126	(2,537,285)

Net change in unrealized appreciation on investment securities	31,731,201	22,376,466	6,013,409	13,755,864

Net realized and unrealized gain	36,701,332	25,796,486	9,721,535	11,218,579

Net increase in net assets resulting from operations	$36,848,689	$26,580,481	$9,929,776	$11,444,158

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

PowerShares S&P SmallCap Financials Portfolio (PSCF)	PowerShares S&P SmallCap Health Care Portfolio (PSCH)	PowerShares S&P SmallCap Industrials Portfolio (PSCI)	PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	PowerShares S&P SmallCap Materials Portfolio (PSCM)	PowerShares S&P SmallCap Utilities Portfolio (PSCU)

$2,325,153	$779,360	$482,348	$674,216	$99,927	$1,048,478
—	—	—	23	—	—
—	—	—	—	—	—
—	—	—	—	—	—

2,325,153	779,360	482,348	674,239	99,927	1,048,478

236,349	350,192	118,754	374,103	23,859	89,389
4,252	7,069	4,400	6,069	881	4,436
—	—	—	206	—	—

240,601	357,261	123,154	380,378	24,740	93,825

(8)	(12)	(3)	(92)	—	(5)

240,593	357,249	123,151	380,286	24,740	93,820

2,084,560	422,111	359,197	293,953	75,187	954,658

(629,855)	(1,277,281)	(298,566)	(919,297)	(167,165)	(771,720)
6,260,842	13,270,334	1,328,741	9,148,413	750,000	1,233,573

5,630,987	11,993,053	1,030,175	8,229,116	582,835	461,853

13,497,012	35,345,915	12,358,533	36,654,232	1,796,511	2,941,872

19,127,999	47,338,968	13,388,708	44,883,348	2,379,346	3,403,725

$21,212,559	$47,761,079	$13,747,905	$45,177,301	$2,454,533	$4,358,383

45

Statements of Changes in Net Assets

For the years ended October 31, 2013 and 2012

	PowerShares DWA SmallCap Momentum Portfolio (DWAS)		PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)
	2013	2012(a)	2013	2012
Operations:
Net investment income	$147,357	$10,064	$783,995	$278,715
Net realized gain (loss)	4,970,131	(11,363)	3,420,020	1,956,638
Net change in unrealized appreciation	31,731,201	93,681	22,376,466	6,590,071

Net increase (decrease) in net assets resulting from operations	36,848,689	92,382	26,580,481	8,825,424

Distributions to Shareholders from:
Net investment income	(256,651)	—	(788,119)	(289,513)
Return of capital	—	—	—	—

Total distributions to shareholders	(256,651)	—	(788,119)	(289,513)

Shareholder Transactions:
Proceeds from shares sold	538,248,946	15,462,033	29,566,862	22,856,029
Value of shares repurchased	(84,025,929)	(1,323,493)	(14,312,423)	(13,691,501)

Net increase (decrease) in net assets resulting from shares transactions	454,223,017	14,138,540	15,254,439	9,164,528

Increase (Decrease) in Net Assets	490,815,055	14,230,922	41,046,801	17,700,439

Net Assets:
Beginning of year	14,230,922	—	61,150,788	43,450,349

End of year	$505,045,977	$14,230,922	$102,197,589	$61,150,788

Undistributed net investment income (loss) at end of year	$—	$10,064	$71,163	$75,239

Changes in Shares Outstanding:
Shares sold	15,400,000	600,001	700,000	750,000
Shares repurchased	(2,350,000)	(50,000)	(350,000)	(450,000)
Shares outstanding, beginning of year	550,001	—	1,900,000	1,600,000

Shares outstanding, end of year	13,600,001	550,001	2,250,000	1,900,000

(a)	For the period July 16, 2012 (commencement of investment operations) through October 31, 2012.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)		PowerShares S&P SmallCap Energy Portfolio (PSCE)		PowerShares S&P SmallCap Financials Portfolio (PSCF)
2013	2012	2013	2012	2013	2012

$208,241	$244,203	$225,579	$14,349	$2,084,560	$1,470,432
3,708,126	1,332,256	(2,537,285)	(5,508,839)	5,630,987	4,062,366
6,013,409	1,248,758	13,755,864	3,438,285	13,497,012	5,450,234

9,929,776	2,825,217	11,444,158	(2,056,205)	21,212,559	10,983,032

(212,076)	(169,699)	(224,127)	(34,040)	(2,375,822)	(1,235,133)
—	—	—	(1,192)	—	—

(212,076)	(169,699)	(224,127)	(35,232)	(2,375,822)	(1,235,133)

28,105,896	25,963,585	27,600,720	28,300,795	28,588,475	26,134,667
(20,769,670)	(11,845,625)	(29,862,036)	(43,995,171)	(20,930,779)	(24,964,342)

7,336,226	14,117,960	(2,261,316)	(15,694,376)	7,657,696	1,170,325

17,053,926	16,773,478	8,958,715	(17,785,813)	26,494,433	10,918,224

29,097,110	12,323,632	39,320,425	57,106,238	71,474,824	60,556,600

$46,151,036	$29,097,110	$48,279,140	$39,320,425	$97,969,257	$71,474,824

$86,187	$90,022	$(18,239)	$(19,691)	$298,369	$589,631

650,000	800,000	600,000	800,000	800,000	900,000
(550,000)	(350,000)	(800,000)	(1,300,000)	(600,000)	(850,000)
850,000	400,000	1,200,000	1,700,000	2,350,000	2,300,000

950,000	850,000	1,000,000	1,200,000	2,550,000	2,350,000

47

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2013 and 2012

	PowerShares S&P SmallCap Health Care Portfolio (PSCH)		PowerShares S&P SmallCap Industrials Portfolio (PSCI)
	2013	2012	2013	2012
Operations:
Net investment income	$422,111	$46,218	$359,197	$380,984
Net realized gain	11,993,053	5,454,653	1,030,175	2,241,979
Net change in unrealized appreciation (depreciation)	35,345,915	8,476,184	12,358,533	100,702

Net increase in net assets resulting from operations	47,761,079	13,977,055	13,747,905	2,723,665

Distributions to Shareholders from:
Net investment income	(438,238)	(1,071,157)	(473,313)	(247,735)

Shareholder Transactions:
Proceeds from shares sold	68,405,949	49,190,613	51,494,761	13,016,196
Value of shares repurchased	(59,430,329)	(46,712,105)	(9,105,548)	(22,826,715)

Net increase (decrease) in net assets resulting from shares transactions	8,975,620	2,478,508	42,389,213	(9,810,519)

Increase (Decrease) in Net Assets	56,298,461	15,384,406	55,663,805	(7,334,589)

Net Assets:
Beginning of year	121,865,134	106,480,728	18,363,262	25,697,851

End of year	$178,163,595	$121,865,134	$74,027,067	$18,363,262

Undistributed net investment income at end of year	$27,887	$44,014	$58,146	$172,262

Changes in Shares Outstanding:
Shares sold	1,450,000	1,450,000	1,400,000	450,000
Shares repurchased	(1,500,000)	(1,400,000)	(250,000)	(800,000)
Shares outstanding, beginning of year	3,550,000	3,500,000	600,000	950,000

Shares outstanding, end of year	3,500,000	3,550,000	1,750,000	600,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)		PowerShares S&P SmallCap Materials Portfolio (PSCM)		PowerShares S&P SmallCap Utilities Portfolio (PSCU)
2013	2012	2013	2012	2013	2012

$293,953	$676,095	$75,187	$29,313	$954,658	$1,399,393
8,229,116	6,612,299	582,835	731,500	461,853	3,252,332
36,654,232	(1,375,771)	1,796,511	(147,962)	2,941,872	(2,914,896)

45,177,301	5,912,623	2,454,533	612,851	4,358,383	1,736,829

(899,671)	(47,656)	(80,742)	(20,424)	(1,270,957)	(1,169,226)

117,530,934	44,879,720	14,953,329	8,792,946	4,911,103	6,171,146
(30,296,222)	(52,859,202)	(5,217,979)	(9,821,001)	(4,966,528)	(23,745,121)

87,234,712	(7,979,482)	9,735,350	(1,028,055)	(55,425)	(17,573,975)

131,512,342	(2,114,515)	12,109,141	(435,628)	3,032,001	(17,006,372)

78,505,977	80,620,492	6,045,140	6,480,768	29,541,320	46,547,692

$210,018,319	$78,505,977	$18,154,281	$6,045,140	$32,573,321	$29,541,320

$22,927	$628,439	$12,746	$18,301	$153,887	$470,186

3,250,000	1,500,000	400,000	300,000	150,000	200,000
(850,000)	(1,750,000)	(150,000)	(350,000)	(150,000)	(800,000)
2,650,000	2,900,000	200,000	250,000	950,000	1,550,000

5,050,000	2,650,000	450,000	200,000	950,000	950,000

49

Financial Highlights

PowerShares DWA SmallCap Momentum Portfolio (DWAS)

	Year Ended October 31, 2013	For the Period July 16, 2012(a) Through October 31, 2012
Per Share Operating Performance:
Net asset value at beginning of period	$25.87	$24.85
Net investment income(b)	0.04	0.03
Net realized and unrealized gain on investments	11.50	0.99	(c)
Total from investment operations	11.54	1.02
Distributions to shareholders from:
Net investment income	(0.27)	—
Net asset value at end of period	$37.14	$25.87
Market price at end of period(d)	$37.22	$25.80
Net Asset Value Total Return(e)	44.98%	4.10	%(f)
Market Price Total Return(e)	45.69%	3.82	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$505,046	$14,231
Ratio to average net assets of:
Expenses(g)	0.60%	0.60	%(h)
Net investment income	0.10%	0.41	%(h)
Portfolio turnover rate(i)	145%	18%

PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)

	Year Ended October 31,			For the Period April 5, 2010(a) Through October 31, 2010
	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$32.18	$27.16	$24.96	$25.61
Net investment income(b)	0.40	0.15	0.17	0.05
Net realized and unrealized gain (loss) on investments	13.25	5.03	2.18	(0.70	)(c)
Total from investment operations	13.65	5.18	2.35	(0.65)
Distributions to shareholders from:
Net investment income	(0.41)	(0.16)	(0.15)	—
Net asset value at end of period	$45.42	$32.18	$27.16	$24.96
Market price at end of period(d)	$45.52	$32.18	$27.19	$24.96
Net Asset Value Total Return(e)	42.81%	19.17%	9.39%	(2.54	)%(j)
Market Price Total Return(e)	43.13%	19.04%	9.51%	(2.54	)%(j)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$102,198	$61,151	$43,450	$31,206
Ratio to average net assets of:
Expenses	0.30%	0.29%	0.29%	0.29	%(h)
Net investment income	1.04%	0.50%	0.61%	0.41	%(h)
Portfolio turnover rate(i)	10%	8%	8%	6%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (July 19, 2012, the first day of trading on the Exchange) to October 31, 2012 was 3.52%. The market price total return from Fund Inception to October 31, 2012 was 3.12%.
(g)	In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment company and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment companies expenses that the Fund bears indirectly is included in the Fund’s total returns.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(j)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was (3.37)%. The market price total return from Fund Inception to October 31, 2010 was (3.29)%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Financial Highlights (continued)

PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)

	Year Ended October 31,			For the Period April 5, 2010(a) Through October 31, 2010
	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$34.23	$30.81	$27.42	$25.40
Net investment income(b)	0.28	0.34	0.33	0.09
Net realized and unrealized gain on investments	14.31	3.30	3.37	1.98
Total from investment operations	14.59	3.64	3.70	2.07
Distributions to shareholders from:
Net investment income	(0.24)	(0.22)	(0.31)	(0.05)
Net asset value at end of period	$48.58	$34.23	$30.81	$27.42
Market price at end of period(c)	$48.68	$34.14	$30.84	$27.44
Net Asset Value Total Return(d)	42.83%	11.86%	13.53%	8.15	%(e)
Market Price Total Return(d)	43.51%	11.45%	13.55%	8.23	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$46,151	$29,097	$12,324	$5,485
Ratio to average net assets of:
Expenses	0.30%	0.29%	0.29%	0.29	%(f)
Net investment income	0.69%	1.01%	1.07%	0.61	%(f)
Portfolio turnover rate(g)	23%	14%	30%	10%

PowerShares S&P SmallCap Energy Portfolio (PSCE)

	Year Ended October 31,				For the Period April 5, 2010(a) Through October 31, 2010
	2013	2012		2011
Per Share Operating Performance:
Net asset value at beginning of period	$32.77	$33.59		$26.33	$25.76
Net investment income(b)	0.29	0.01		0.11	0.00	(h)
Net realized and unrealized gain (loss) on investments	15.47	(0.81)		7.57 (i)	0.57
Total from investment operations	15.76	(0.80)		7.68	0.57
Distributions to shareholders from:
Net investment income	(0.25)	(0.02)		(0.24)	—
Return of capital	—	(0.00	)(j)	(0.18)	—
Total distributions	(0.25)	(0.02)		(0.42)	—
Net asset value at end of period	$48.28	$32.77		$33.59	$26.33
Market price at end of period(c)	$48.42	$32.72		$33.62	$26.33
Net Asset Value Total Return(d)	48.41%	(2.37)%		29.21%	2.21	%(k)
Market Price Total Return(d)	49.07%	(2.61)%		29.33%	2.21	%(k)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$48,279	$39,320		$57,106	$7,899
Ratio to average net assets of:
Expenses	0.29%	0.29%		0.29%	0.29	%(f)
Net investment income	0.74%	0.03%		0.28%	0.02	%(f)
Portfolio turnover rate(g)	38%	36%		46%	13%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask price.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was 8.15%. The market price total return from Fund Inception to October 31, 2010 was 8.23%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(h)	Amount represents less than $0.005.
(i)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(j)	Amount represents less than $(0.005).
(k)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was 2.89%. The market price total return from Fund Inception to October 31, 2010 was 3.05%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Financial Highlights (continued)

PowerShares S&P SmallCap Financials Portfolio (PSCF)

	Year Ended October 31,			For the Period April 5, 2010(a) Through October 31, 2010
	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$30.41	$26.33	$25.04	$25.41
Net investment income(b)	0.88	0.60	0.57	0.24
Net realized and unrealized gain (loss) on investments	8.14	3.99	1.25	(0.46	)(c)
Total from investment operations	9.02	4.59	1.82	(0.22)
Distributions to shareholders from:
Net investment income	(1.01)	(0.51)	(0.53)	(0.15)
Net asset value at end of period	$38.42	$30.41	$26.33	$25.04
Market price at end of period(d)	$38.50	$30.39	$26.36	$25.02
Net Asset Value Total Return(e)	30.26%	17.67%	7.33%	(0.84	)%(f)
Market Price Total Return(e)	30.62%	17.46%	7.54%	(0.92	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$97,969	$71,475	$60,557	$50,080
Ratio to average net assets of:
Expenses(g)	0.30%	0.29%	0.29%	0.29	%(h)
Net investment income	2.56%	2.05%	2.14%	1.90	%(h)
Portfolio turnover rate(i)	24%	10%	13%	5%

PowerShares S&P SmallCap Health Care Portfolio (PSCH)

	Year Ended October 31,			For the Period April 5, 2010(a) Through October 31, 2010
	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$34.33	$30.42	$25.31	$25.30
Net investment income (loss)(b)	0.15	0.01	(0.02)	(0.01)
Net realized and unrealized gain on investments	16.56	4.22	5.20	0.02
Total from investment operations	16.71	4.23	5.18	0.01
Distributions to shareholders from:
Net investment income	(0.14)	(0.32)	(0.07)	—
Net asset value at end of period	$50.90	$34.33	$30.42	$25.31
Market price at end of period(d)	$50.99	$34.30	$30.46	$25.31
Net Asset Value Total Return(e)	48.85%	14.01%	20.51%	0.04	%(j)
Market Price Total Return(e)	49.25%	13.77%	20.67%	0.04	%(j)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$178,164	$121,865	$106,481	$45,564
Ratio to average net assets of:
Expenses	0.30%	0.29%	0.29%	0.29	%(h)
Net investment income	0.35%	0.04%	(0.06)%	(0.08	)%(h)
Portfolio turnover rate(i)	16%	23%	15%	14%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was (2.30)%. The market price total return from Fund Inception to October 31, 2010 was (2.42)%.
(g)	In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment company and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment companies expenses that the Fund bears indirectly is included in the Fund’s total returns.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(j)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was 0.92%. The market price total return from Fund Inception to October 31, 2010 was 1.00%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Financial Highlights (continued)

PowerShares S&P SmallCap Industrials Portfolio (PSCI)

	Year Ended October 31,				For the Period April 5, 2010(a) Through October 31, 2010
	2013	2012		2011
Per Share Operating Performance:
Net asset value at beginning of period	30.61	$27.05		$25.88	$25.41
Net investment income(b)	0.32	0.42	(c)	0.19	0.12	(d)
Net realized and unrealized gain on investments	11.97	3.39		1.20	0.38
Total from investment operations	12.29	3.81		1.39	0.50
Distributions to shareholders from:
Net investment income	(0.60)	(0.25)		(0.22)	(0.03)
Net asset value at end of period	$42.30	$30.61		$27.05	$25.88
Market price at end of period(e)	$42.38	$30.55		$27.07	$25.88
Net Asset Value Total Return(f)	40.72%	14.16%		5.34%	1.95	%(g)
Market Price Total Return(f)	41.27%	13.85%		5.42%	1.95	%(g)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$74,027	$18,363		$25,698	$21,994
Ratio to average net assets of:
Expenses	0.30%	0.29%		0.29%	0.29	%(h)
Net investment income	0.88%	1.44	%(c)	0.63%	0.95	%(d)(h)
Portfolio turnover rate(i)	30%	9%		9%	11%

PowerShares S&P SmallCap Information Technology Portfolio (PSCT)

	Year Ended October 31,			For the Period April 5, 2010(a) Through October 31, 2010
	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$29.62	$27.80	$26.39	$25.53
Net investment income(b)	0.08	0.22	0.01	0.06	(j)
Net realized and unrealized gain on investments	12.21	1.62	1.46 (k)	0.80
Total from investment operations	12.29	1.84	1.47	0.86
Distributions to shareholders from:
Net investment income	(0.32)	(0.02)	(0.05)	—
Return of capital	—	—	(0.01)	—
Total distributions	(0.32)	(0.02)	(0.06)	—
Net asset value at end of period	$41.59	$29.62	$27.80	$26.39
Market price at end of period(e)	$41.67	$29.59	$27.80	$26.38
Net Asset Value Total Return(f)	41.86%	6.61%	5.56%	3.37	%(l)
Market Price Total Return(f)	42.28%	6.50%	5.60%	3.33	%(l)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$210,018	$78,506	$80,620	$35,626
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.29%	0.29	%(h)
Net investment income	0.23%	0.74%	0.02%	0.48	%(h)(j)
Portfolio turnover rate(i)	17%	14%	9%	10%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Net Investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $10.50 per share owned of Kaydon Corp. on March 27, 2012. Net investment income per share and the ratio of net investment income to average net excluding the special dividends are $0.26 and 0.88%, respectively.
(d)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1 per share owned of Heartland Express, Inc. on October 5, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.09 and 0.68%, respectively.
(e)	The mean between the last bid and ask price.
(f)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(g)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was 2.24%. The market price total return from Fund Inception to October 31, 2010 was 2.28%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(j)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.25 per share owned of Anixter International, Inc. on October 28, 2010. Net investment income(loss) per share and the ratio of net investment income(loss) to average net assets excluding the special dividend are less than $(0.005) and (0.005)%, respectively.
(k)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(l)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was 3.33%. The market price total return from Fund Inception to October 31, 2010 was 3.33%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Financial Highlights (continued)

PowerShares S&P SmallCap Materials Portfolio (PSCM)

	Year Ended October 31,				For the Period April 5, 2010(a) Through October 31, 2010
	2013	2012	2011
Per Share Operating Performance:
Net asset value at beginning of period	$30.23	$25.92	$26.22		$25.60
Net investment income(b)	0.32	0.19	0.16		0.10
Net realized and unrealized gain (loss) on investments	10.18	4.26	(0.20	)(c)	0.60	(c)
Total from investment operations	10.50	4.45	(0.04)		0.70
Distributions to shareholders from:
Net investment income	(0.39)	(0.14)	(0.26)		(0.08)
Net asset value at end of period	$40.34	$30.23	$25.92		$26.22
Market price at end of period(d)	$40.42	$30.22	$25.89		$26.22
Net Asset Value Total Return(e)	35.00%	17.24%	(0.21)%		2.79	%(f)
Market Price Total Return(e)	35.31%	17.34%	(0.33)%		2.79	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$18,154	$6,045	$6,481		$2,622
Ratio to average net assets of:
Expenses	0.30%	0.29%	0.31%		0.29	%(g)
Net investment income	0.91%	0.68%	0.63%		0.70	%(g)
Portfolio turnover rate(h)	15%	14%	17%		28%

PowerShares S&P SmallCap Utilities Portfolio (PSCU)

	Year Ended October 31,				For the Period April 5, 2010(a) Through October 31, 2010
	2013	2012		2011
Per Share Operating Performance:
Net asset value at beginning of period	$31.10	$30.03		$27.50	$25.30
Net investment income(b)	1.00	1.13	(i)	0.91	0.40
Net realized and unrealized gain on investments	3.53	0.84		2.54	2.03
Total from investment operations	4.53	1.97		3.45	2.43
Distributions to shareholders from:
Net investment income	(1.34)	(0.90)		(0.92)	(0.23)
Net asset value at end of period	$34.29	$31.10		$30.03	$27.50
Market price at end of period(d)	$34.34	$31.07		$30.02	$27.49
Net Asset Value Total Return(e)	15.06%	6.66%		12.76%	9.70	%(j)
Market Price Total Return(e)	15.34%	6.59%		12.77%	9.66	%(j)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$32,573	$29,541		$46,548	$38,500
Ratio to average net assets of:
Expenses	0.30%	0.29%		0.29%	0.29	%(g)
Net investment income	3.10%	3.70	%(i)	3.16%	3.14	%(g)
Portfolio turnover rate(h)	17%	6%		8%	8%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask price.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was 2.23%. The market price total return from Fund Inception to October 31, 2010 was 2.23%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(i)	Net Investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Neutral Tandem, Inc. on October 31, 2012. Net investment income per share and the ratio of net investment income to average net excluding the special dividends are $0.97 and 3.17%, respectively.
(j)	The net asset value total return from Fund Inception (April 7, 2010, the first day of trading on the Exchange) to October 31, 2010 was 9.05%. The market price total return from Fund Inception to October 31, 2010 was 9.01%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2013

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2013, the Trust offered fifty-six portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares DWA SmallCap Momentum Portfolio (DWAS) (formerly PowerShares DWA SmallCap Technical LeadersTM Portfolio)	“DWA SmallCap Momentum Portfolio”
PowerShares S&P SmallCap Consumer Discretionary Portfolio (PSCD)	“S&P SmallCap Consumer Discretionary Portfolio”
PowerShares S&P SmallCap Consumer Staples Portfolio (PSCC)	“S&P SmallCap Consumer Staples Portfolio”
PowerShares S&P SmallCap Energy Portfolio (PSCE)	“S&P SmallCap Energy Portfolio”
PowerShares S&P SmallCap Financials Portfolio (PSCF)	“S&P SmallCap Financials Portfolio”
PowerShares S&P SmallCap Health Care Portfolio (PSCH)	“S&P SmallCap Health Care Portfolio”
PowerShares S&P SmallCap Industrials Portfolio (PSCI)	“S&P SmallCap Industrials Portfolio”
PowerShares S&P SmallCap Information Technology Portfolio (PSCT)	“S&P SmallCap Information Technology Portfolio”
PowerShares S&P SmallCap Materials Portfolio (PSCM)	“S&P SmallCap Materials Portfolio”
PowerShares S&P SmallCap Utilities Portfolio (PSCU)	“S&P SmallCap Utilities Portfolio”

Each portfolio (each, a “Fund” and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The NASDAQ Stock Market LLC (“NASDAQ”), except for Shares of the DWA SmallCap Momentum Portfolio, which are listed and traded on NYSE Arca, Inc.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed generally in-kind for securities included in each Fund’s relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Index
DWA SmallCap Momentum Portfolio	Dorsey Wright SmallCap Technical Leaders TM Index
S&P SmallCap Consumer Discretionary Portfolio	S&P SmallCap 600® Capped Consumer Discretionary Index
S&P SmallCap Consumer Staples Portfolio	S&P SmallCap 600® Capped Consumer Staples Index
S&P SmallCap Energy Portfolio	S&P SmallCap 600® Capped Energy Index
S&P SmallCap Financials Portfolio	S&P SmallCap 600® Capped Financials Index
S&P SmallCap Health Care Portfolio	S&P SmallCap 600® Capped Health Care Index
S&P SmallCap Industrials Portfolio	S&P SmallCap 600® Capped Industrials Index
S&P SmallCap Information Technology Portfolio	S&P SmallCap 600® Capped Information Technology Index
S&P SmallCap Materials Portfolio	S&P SmallCap 600® Capped Materials Index
S&P SmallCap Utilities Portfolio	S&P SmallCap 600® Capped Utilities & Telecommunications Services Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

55

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund’s respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index even if that security generally is underperforming.

Equity Risk. The Funds may invest in equity securities. Equity risk is the risk that the value of the securities that a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable

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earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Funds’ portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. The Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

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F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal period-end.

G. Securities Lending

S&P SmallCap Consumer Staples Portfolio may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of the Fund to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund (except for DWA SmallCap Momentum Portfolio) has agreed to pay the Adviser an annual unitary management fee of 0.29% of each Fund’s average daily net assets. DWA SmallCap Momentum Portfolio has agreed to pay the Adviser an annual unitary fee of 0.60% of its average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

The Adviser has contractually agreed, through at least August 31, 2015, to waive the advisory fee payable by each Fund in an amount equal to 100% of the net advisory fees the Adviser’s affiliate receives from the affiliated money market funds on investments by a Fund (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the fiscal year ended October 31, 2013, the Adviser waived advisory fees in the following amounts:

DWA SmallCap Momentum Portfolio	$43
S&P SmallCap Consumer Discretionary Portfolio	7
S&P SmallCap Consumer Staples Portfolio	3
S&P SmallCap Energy Portfolio	2
S&P SmallCap Financials Portfolio	8
S&P SmallCap Health Care Portfolio	12
S&P SmallCap Industrials Portfolio	3
S&P SmallCap Information Technology Portfolio	92
S&P SmallCap Utilities Portfolio	5

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund (except for DWA SmallCap Momentum Portfolio) with Standard & Poor’s and for DWA SmallCap Momentum Portfolio with Dorsey Wright & Associates (each, a “Licensor”). Each Underlying Index name trademark is owned by the respective Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of these Funds.

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The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2013, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During Fiscal Years Ended October 31, 2013 and 2012:

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
	Ordinary Income	Ordinary Income	Return of Capital
DWA SmallCap Momentum Portfolio	$256,651	$—	$—
S&P SmallCap Consumer Discretionary Portfolio	788,119	289,513	—
S&P SmallCap Consumer Staples Portfolio	212,076	169,699	—
S&P SmallCap Energy Portfolio	224,127	34,040	1,192
S&P SmallCap Financials Portfolio	2,375,822	1,235,133	—
S&P SmallCap Health Care Portfolio	438,238	1,071,157	—
S&P SmallCap Industrials Portfolio	473,313	247,735	—
S&P SmallCap Information Technology Portfolio	899,671	47,656	—
S&P SmallCap Materials Portfolio	80,742	20,424	—
S&P SmallCap Utilities Portfolio	1,270,957	1,169,226	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-year Ordinary Deferrals	Net Unrealized Appreciation	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
DWA SmallCap Momentum Portfolio	$—	$—	$—	$30,474,533	$(6,208,235)	$480,779,679	$505,045,977
S&P SmallCap Consumer Discretionary Portfolio	71,163	—	—	26,884,378	(600,147)	75,842,195	102,197,589
S&P SmallCap Consumer Staples Portfolio	86,187	—	—	6,205,851	(57,629)	39,916,627	46,151,036
S&P SmallCap Energy Portfolio	—	—	(18,239)	1,886,868	(6,469,062)	52,879,573	48,279,140
S&P SmallCap Financials Portfolio	540,282	77,659	—	22,442,874	—	74,908,442	97,969,257
S&P SmallCap Health Care Portfolio	27,887	—	—	29,203,469	(90,854)	149,023,093	178,163,595
S&P SmallCap Industrials Portfolio	58,146	—	—	12,088,686	(74,295)	61,954,530	74,027,067

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	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-year Ordinary Deferrals	Net Unrealized Appreciation	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
S&P SmallCap Information Technology Portfolio	$22,927	$—	$—	$27,253,594	$(567,102)	$183,308,900	$210,018,319
S&P SmallCap Materials Portfolio	12,746	—	—	1,418,006	(176,600)	16,900,129	18,154,281
S&P SmallCap Utilities Portfolio	153,887	—	—	5,394,413	(733,652)	27,758,673	32,573,321

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following Funds have a capital loss carryforward as of October 31, 2013, which expires as follows:

			Post-effective— no expiration
	2018	2019	Short-term	Long-term	Total*	Utilized
DWA SmallCap Momentum Portfolio	$—	$—	$6,208,235	$—	$6,208,235	$—
S&P SmallCap Consumer Discretionary Portfolio	37,390	202,033	40,440	320,284	600,147	—
S&P SmallCap Consumer Staples Portfolio	22,594	27,517	—	7,518	57,629	198,111
S&P SmallCap Energy Portfolio	—	2,406,357	1,041,996	3,020,709	6,469,062	—
S&P SmallCap Financials Portfolio	—	—	—	—	—	27,472
S&P SmallCap Health Care Portfolio	—	—	—	90,854	90,854	446,651
S&P SmallCap Industrials Portfolio	—	74,295	—	—	74,295	272,521
S&P SmallCap Information Technology Portfolio	—	567,102	—	—	567,102	1,839,322
S&P SmallCap Materials Portfolio	—	82,457	13,556	80,587	176,600	—
S&P SmallCap Utilities Portfolio	—	122,619	115,395	495,638	733,652	—

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required be the Internal Revenue Code.

Note 6. Investment Transactions

For the fiscal year ended October 31, 2013, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
DWA SmallCap Momentum Portfolio	$225,197,934	$224,408,127
S&P SmallCap Consumer Discretionary Portfolio	7,625,760	10,483,259
S&P SmallCap Consumer Staples Portfolio	8,058,822	7,201,176
S&P SmallCap Energy Portfolio	12,072,241	12,123,904
S&P SmallCap Financials Portfolio	19,858,632	20,036,314
S&P SmallCap Health Care Portfolio	21,806,976	19,245,385
S&P SmallCap Industrials Portfolio	12,191,928	15,445,766
S&P SmallCap Information Technology Portfolio	22,911,821	22,412,445
S&P SmallCap Materials Portfolio	1,246,541	2,043,809
S&P SmallCap Utilities Portfolio	5,332,824	5,536,501

For the fiscal year ended October 31, 2013, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
DWA SmallCap Momentum Portfolio	$537,926,547	$84,477,236
S&P SmallCap Consumer Discretionary Portfolio	29,463,274	11,330,744
S&P SmallCap Consumer Staples Portfolio	28,058,995	21,556,968
S&P SmallCap Energy Portfolio	27,610,088	29,816,275
S&P SmallCap Financials Portfolio	28,177,552	20,232,233
S&P SmallCap Health Care Portfolio	68,413,973	62,094,168

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	Securities Received	Securities Delivered
S&P SmallCap Industrials Portfolio	$51,145,326	$5,623,994
S&P SmallCap Information Technology Portfolio	117,398,581	30,452,558
S&P SmallCap Materials Portfolio	14,945,479	4,428,421
S&P SmallCap Utilities Portfolio	4,888,161	4,842,840

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2013, the aggregate cost and the net unrealized appreciation of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
DWA SmallCap Momentum Portfolio	$474,765,158	$30,474,533	$45,577,591	$(15,103,058)
S&P SmallCap Consumer Discretionary Portfolio	75,345,570	26,884,378	29,344,827	(2,460,449)
S&P SmallCap Consumer Staples Portfolio	40,776,873	6,205,851	7,198,624	(992,773)
S&P SmallCap Energy Portfolio	46,403,210	1,886,868	5,584,334	(3,697,466)
S&P SmallCap Financials Portfolio	75,471,159	22,442,874	23,702,376	(1,259,502)
S&P SmallCap Health Care Portfolio	148,986,536	29,203,469	35,496,126	(6,292,657)
S&P SmallCap Industrials Portfolio	61,939,149	12,088,686	13,163,377	(1,074,691)
S&P SmallCap Information Technology Portfolio	182,732,397	27,253,594	35,038,036	(7,784,442)
S&P SmallCap Materials Portfolio	16,730,334	1,418,006	1,686,025	(268,019)
S&P SmallCap Utilities Portfolio	27,172,880	5,394,413	6,109,084	(714,671)

Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on October 31, 2013, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2013, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA SmallCap Momentum Portfolio	$99,230	$(12,312,769)	$12,213,539
S&P SmallCap Consumer Discretionary Portfolio	48	(4,537,009)	4,536,961
S&P SmallCap Consumer Staples Portfolio	—	(3,830,537)	3,830,537
S&P SmallCap Energy Portfolio	—	1,418,392	(1,418,392)
S&P SmallCap Financials Portfolio	—	(6,026,955)	6,026,955
S&P SmallCap Health Care Portfolio	—	(11,803,141)	11,803,141
S&P SmallCap Industrials Portfolio	—	(1,264,074)	1,264,074
S&P SmallCap Information Technology Portfolio	206	(8,156,597)	8,156,391
S&P SmallCap Materials Portfolio	—	(720,161)	720,161
S&P SmallCap Utilities Portfolio	—	(1,175,584)	1,175,584

Note 8. Trustees’ Fees

The Funds compensate each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”). The Adviser, as a result of the unitary management fee, pays for such compensation. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

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Note 9. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

Each Fund may issue Shares in advance of receipt of a basket of securities (“Deposit Securities”) subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in a Fund’s Shares are disclosed in detail on the Statements of Changes in Net Assets.

Note 10. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares DWA SmallCap Momentum Portfolio (formerly PowerShares DWA SmallCap Technical Leaders™ Portfolio), PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, and the change in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2013

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2013:

	Qualified Dividend Income*	Dividends-Received Deduction*
DWA SmallCap Momentum Portfolio	100%	100%
S&P SmallCap Consumer Discretionary Portfolio	100%	100%
S&P SmallCap Consumer Staples Portfolio	100%	100%
S&P SmallCap Energy Portfolio	100%	100%
S&P SmallCap Financials Portfolio	100%	100%
S&P SmallCap Health Care Portfolio	100%	100%
S&P SmallCap Industrials Portfolio	100%	95%
S&P SmallCap Information Technology Portfolio	100%	100%
S&P SmallCap Materials Portfolio	100%	100%
S&P SmallCap Utilities Portfolio	100%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

64

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of PowerShares Exchange-Traded Fund Trust II (the “Trust”) was held on June 20, 2013. The Meeting was held for the following purpose:

To elect eight (8) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Withheld
Ronn R. Bagge	628,921,250	12,822,218
Todd J. Barre	629,073,526	12,669,942
Kevin M. Carome	628,957,390	12,786,078
Marc M. Kole	628,898,800	12,844,668
Yung Bong Lim	628,740,078	13,003,390
Philip M. Nussbaum	628,976,848	12,766,620
Gary R. Wicker	628,980,916	12,762,552
Donald H. Wilson	628,627,875	13,115,593

65

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by each Trustee are shown below.

The Trustees and officers information is current as of October 31, 2013.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	115	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	115	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	115	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	115	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	115	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

66

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	115	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	115	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

67

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Advisers, Inc., Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	115	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

68

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

*	This is the period for which the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

69

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

70

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2013 Invesco PowerShares Capital Management LLC		P-SCS-AR-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2013

2013 Annual Report to Shareholders

KBWB	PowerShares KBW Bank Portfolio

KBWC	PowerShares KBW Capital Markets Portfolio

KBWD	PowerShares KBW High Dividend Yield Financial Portfolio

KBWI	PowerShares KBW Insurance Portfolio

KBWX	PowerShares KBW International Financial Portfolio

KBWY	PowerShares KBW Premium Yield Equity REIT Portfolio

KBWP	PowerShares KBW Property & Casualty Insurance Portfolio

KBWR	PowerShares KBW Regional Banking Portfolio

2

The Market Environment

Domestic Equity

The fiscal year ended October 31, 2013, saw slow but steady improvement in the US economy and strong US equity market returns. Businesses and consumers began the reporting period by digesting the results of the 2012 presidential election and contemplating its impact on their wallets. In late 2012 and early 2013, consumer confidence trended higher based on the recovery of the U.S. housing market, but uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress—and implementation of sequestration spending cuts—left many businesses hesitant to spend. Despite these headline events, equity markets focused more on longer term fundamentals. Major U.S. stock market indexes rose throughout 2013, hitting multiyear or all-time highs.1

From late May through June, capital markets declined following US Federal Reserve (the “Fed.”) Chairman Ben Bernanke’s comments suggesting the time had come to begin reducing the Fed’s extraordinary stimulus policies. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, and despite some volatility in August surrounding a potential U.S. military reaction to instability in Syria, they generally moved higher through the end of the fiscal year.

[1]	Source: Reuters

International Equity

The fiscal year ended October 31, 2013, saw slow but steady improvement in the U.S. economy and strong U.S. and Global equity market returns. Businesses and consumers began the reporting period by digesting the results of the 2012 presidential election and contemplating its impact on their wallets. In late 2012 and early 2013, consumer confidence trended higher based on the recovery of the U.S. housing market, but uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress—and implementation of sequestration spending cuts—left many businesses hesitant to spend. Despite these headline events, equity markets focused more on longer term fundamentals. Major U.S. and Global stock market indexes rose throughout 2013, hitting multiyear or all-time highs.1

From late May through June, capital markets declined following Chairman Ben Bernanke’s comments suggesting the time had come to begin reducing the Fed’s extraordinary stimulus policies. This news, combined with data showing a slowdown in China’s economy, led to a 9% correction in non-U.S. stocks from the mid-May peak of the market. The most significantly impacted segments of the market were interest rate sensitive and commodity related sectors, as well as emerging markets. Markets stabilized in mid-summer and, despite some volatility in August surrounding a potential U.S. military reaction to instability in Syria, they generally moved higher through the end of the fiscal year.

Strong macroeconomic data and a continued reduction in political uncertainty buoyed European equity markets as the period progressed. Indeed, the Eurozone officially exited recession in August-September and, while Fed talk of tapering did unsettle markets initially, ultimately their decision not to taper surprised financial markets, proving supportive for European equities.

Asian equity markets (excluding Japan) experienced a volatile 12-months, but generally ended the period on a positive note. Certain emerging Asian markets struggled, however, on the back of continued sensitivity to the global liquidity environment. While North Asian equity markets proved relatively resilient, those in South Asia were more volatile, with concerns over current account deterioration. This was particularly the case for Indonesia, where the current account deficit widened and the currency weakened markedly against the U.S. dollar.

[1]	Source: Reuters

3

KBWB	Manager’s Analysis
PowerShares KBW Bank Portfolio (KBWB)

As an index fund, the PowerShares KBW Bank Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Bank Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of national money centers (which are banks with more than $50 billion in assets and that have a branch network across geographic regions) and regional banks and thrifts that are listed on a U.S. national securities exchange and that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, calculates and maintains the Index, which is a float-adjusted, modified-market capitalization-weighted index that is comprised of securities of 50 mid-cap banking companies that are publicly listed in the U.S. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 31.52%. On a net asset value (“NAV”) basis, the Fund returned 31.51%. During this same time period, the Index returned 32.02%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance on a NAV basis differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Sector Index (the “Benchmark Index”) returned 31.91%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 81 securities. The Benchmark Index was selected for its recognition in the marketplace and the Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of the financials sector as represented by the Benchmark Index. The main reason for the underperformance of the Fund compared to the Benchmark Index was primarily due to fees and operating expenses that the Fund incurred during the period.

For the fiscal year ended October 31, 2013, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the other diversified financial services and diversified banks sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Bank of America Corp., a diversified financial services company (portfolio average weight of 9.28%), and Citigroup, Inc., a diversified financial services company (portfolio average weight of 9.02%). There were no detracting positions.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Regional Banks	42.9
Other Diversified Financial Services	24.7
Diversified Banks	15.8
Asset Management & Custody Banks	8.2
Thrifts & Mortgage Finance	4.4
Consumer Finance	4.0
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Citigroup, Inc.	8.8
Bank of America Corp.	8.0
JPMorgan Chase & Co.	7.9
Wells Fargo & Co.	7.8
SunTrust Banks, Inc.	4.7
M&T Bank Corp.	4.4
Comerica, Inc.	4.3
Regions Financial Corp.	4.3
KeyCorp	4.2
Huntington Bancshares, Inc.	4.1
Total	58.5

4

PowerShares KBW Bank Portfolio (KBWB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		Fund Inception†
Index	1 Year	Avg. Ann.††	Cumulative
KBW Bank Index	32.02%	32.50%	75.42%
S&P 500® Financials Sector Index	31.91	29.02	66.35
Fund
NAV Return	31.51	31.97	74.15
Market Price Return	31.52	32.09	74.49

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

5

KBWC	Manager’s Analysis
PowerShares KBW Capital Markets Portfolio (KBWC)

As an index fund, the PowerShares KBW Capital Markets Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Capital Markets Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of broker-dealers, asset managers, trusts and custody banks or exchanges that are active in U.S. capital markets (i.e., derive a large portion of their revenues from U.S. markets rather than international markets), that are listed on a U.S. national securities exchange and that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index, which is a float-adjusted, modified-market capitalization-weighted index that seeks to reflect the performance of broker-dealers, asset managers, trusts and custody banks or exchanges that are active in U.S. capital markets (i.e., derive a large portion of their revenues from U.S. markets rather than international markets) and that are listed on a U.S. national securities exchange. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 45.89%. On a net asset value (“NAV”) basis, the Fund returned 45.55%. During this same time period, the Index returned 46.12%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Sector Index (the “Benchmark Index”) returned 31.91%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 81 securities, selected for its recognition in the marketplace. The adviser provided this additional comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of the financials sector as represented by the Benchmark Index. The main reason for outperformance of the Fund relative to the Benchmark Index was that the Fund was heavier weighted in the capital markets sector.

For the fiscal year ended October 31, 2013, the investment banking & brokerage sub-industry contributed most significantly to the Fund’s return, followed by the asset management & custody banking sub-industry. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Morgan Stanley, an investment banking and brokerage company (portfolio average weight of 8.97%) and State Street Corp., an asset management and custody bank company (portfolio average weight of 9.23%). There were no detracting positions.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Asset Management & Custody Banks	39.2
Investment Banking & Brokerage	38.6
Specialized Finance	22.1
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Morgan Stanley	9.6
State Street Corp.	8.9
Goldman Sachs Group, Inc. (The)	7.8
Franklin Resources, Inc.	7.6
SEI Investments Co.	4.7
NYSE Euronext	4.5
Lazard Ltd., Class A	4.3
IntercontinentalExchange, Inc.	4.3
Invesco Ltd.	4.3
T. Rowe Price Group, Inc.	4.0
Total	60.0

6

PowerShares KBW Capital Markets Portfolio (KBWC) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		Fund Inception†
Index	1 Year	Avg. Ann.††	Cumulative
KBW Capital Markets Index	46.12%	29.46%	67.48%
S&P 500® Financials Sector Index	31.91	29.02	66.35
Fund
NAV Return	45.55	28.96	66.31
Market Price Return	45.89	29.07	66.60

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

7

KBWD	Manager’s Analysis
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

As an index fund, the PowerShares KBW High Dividend Yield Financial Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Financial Sector Dividend Yield Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of publicly listed financial companies that principally are engaged in the business of providing financial services and products, including banking, insurance and diversified financial services, in the United States and that comprise the Index.

Keefe Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index using a dividend yield-weighted methodology to select approximately 24 to 40 publicly listed financial companies. The Index also may include securities of business development companies and equity and mortgage real estate investment trusts (“REITs”). The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 14.62%. On a net asset value (“NAV”) basis, the Fund returned 14.21%. During this same time period, the Index returned 14.68%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Sector Index (the “Benchmark Index”) returned 31.91%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 81 securities, selected for its recognition in the marketplace. The adviser provided this additional comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of the financials sector as represented by the Benchmark Index. The main reason for underperformance of the Fund relative to the Benchmark Index was that the Fund was heavier weighted in the REITs sector.

For the fiscal year ended October 31, 2013, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the asset management & custody banking sub-industry. Mortgage REITs was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return included BGC Partners, Inc. Class A, an investment banking and brokerage company (portfolio average weight of 4.66%) and NYSE Euronext, a specialized finance company (portfolio average weight of 1.18%). American Capital Agency Corp. REIT, a mortgage REIT (portfolio average weight of 5.07%) and Hatteras

Financial Corp. REIT, a mortgage REIT (portfolio average weight 3.84%) were the largest detracting positions.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Mortgage REITs	31.4
Asset Management & Custody Banks	25.7
Regional Banks	13.8
Thrifts & Mortgage Finance	10.6
Property & Casualty Insurance	5.5
Investment Banking & Brokerage	4.3
Specialized REITs	3.2
Residential REITs	2.0
Insurance Brokers	1.7
Trading Companies & Distributors	1.7
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Invesco Mortgage Capital, Inc. REIT	3.8
Capstead Mortgage Corp. REIT	3.7
American Capital Agency Corp. REIT	3.7
PennantPark Investment Corp.	3.7
Apollo Investment Corp.	3.6
New York Community Bancorp, Inc.	3.6
PennyMac Mortgage Investment Trust REIT	3.3
Annaly Capital Management, Inc. REIT	3.3
Anworth Mortgage Asset Corp. REIT	3.3
Hospitality Properties Trust REIT	3.2
Total	35.2

8

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		Fund Inception†
Index	1 Year	Avg. Ann.††	Cumulative
KBW Financial Sector Dividend Yield Index	14.68%	12.51%	40.95%
S&P 500® Financials Sector Index	31.91	13.17	43.36
Fund
NAV Return	14.21	12.01	39.14
Market Price Return	14.62	12.12	39.53

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 1.48% includes the unitary management fee of 0.35% and acquired fund fees and expenses of 1.13%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

9

KBWI	Manager’s Analysis
PowerShares KBW Insurance Portfolio (KBWI)

As an index fund, the PowerShares KBW Insurance Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Insurance Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of U.S. publicly traded companies in the insurance industry that comprise the Index, including, but not limited to, personal and commercial lines, property/casualty, life insurance, reinsurance, brokerage and financial guarantee companies.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index, which is a float-adjusted, modified-market capitalization-weighted index that seeks to reflect the performance of such insurance companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 46.72%. On a net asset value (“NAV”) basis, the Fund returned 46.44%. During the same time period, the Index returned 46.94%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Insurance Index (the “Benchmark Index”) returned 40.22%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 21 securities. The Benchmark Index was selected for its recognition in the marketplace and the Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of the insurance sector, as represented by the Benchmark Index. The main reasons for outperformance of the Fund relative to the Benchmark Index were the Fund’s allocation to thrifts & mortgage finance, as well as stock selection within the insurance sector.

For the fiscal year ended October 31, 2013, the life & health insurance sub-industry contributed most significantly to the Fund’s return, followed by the property & casualty insurance sub-industry. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included MGIC Investment Corp., a thrifts & mortgage finance company (portfolio average weight of 2.69%) and Ameriprise Financial, Inc., an asset management & custody bank company (portfolio average weight of 5.08%). There were no detracting positions.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Property & Casualty Insurance	36.8
Life & Health Insurance	33.0
Multi-line Insurance	10.3
Insurance Brokers	7.9
Asset Management & Custody Banks	5.5
Thrifts & Mortgage Finance	4.2
Reinsurance	2.3
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
MetLife, Inc.	7.3
Travelers Cos., Inc. (The)	6.6
Prudential Financial, Inc.	6.5
Chubb Corp. (The)	6.4
Aflac, Inc.	6.2
Ameriprise Financial, Inc.	5.5
Principal Financial Group, Inc.	4.8
Lincoln National Corp.	4.7
Aon PLC (United Kingdom)	4.3
Allstate Corp. (The)	4.2
Total	56.5

10

PowerShares KBW Insurance Portfolio (KBWI) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	Fund Inception†
Index		Avg. Ann.††	Cumulative
KBW Insurance Index	46.94%	33.58%	78.29%
S&P 500® Insurance Index	40.22	29.25	66.95
Fund
NAV Return	46.44	33.12	77.20
Market Price Return	46.72	33.26	77.58

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

11

KBWX	Manager’s Analysis
PowerShares KBW International Financial Portfolio (KBWX)

As an index fund, the PowerShares KBW International Financial Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Global ex-U.S. Financial Sector Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the Index, which currently is comprised primarily of American depositary receipts of non-U.S. financial companies that principally are engaged in the business of providing financial services and products, including banking, insurance and diversified financial services.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index using a modified-market capitalization-weighted methodology that seeks to reflect the performance of such non-U.S. financial companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 23.99%. On a net asset value (“NAV”) basis, the Fund returned 23.88%. During this same time period the Index returned 26.77%. During the fiscal year, the Fund fully replicated the components of the Index but due to investment restrictions could not own securities in Bank of Ireland, which was a component of the Index. Therefore, the Fund’s performance on a NAV basis differed from the return of the Index primarily due to the Fund’s underweight position in Bank of Ireland stock as well as fees and operating expenses that the Fund incurred during the period.

During this same time period the MSCI EAFE® Financials Index returned 32.57%. The MSCI EAFE® Financials Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 210 securities. The Fund provided this new comparative benchmark to replace the MSCI EAFE® Index, the Fund’s previous benchmark index, because of its recognition in the marketplace and the fact that it is a better representation of the international financial industry. The main reason for the Fund’s underperformance compared to the Benchmark Index was sector allocation differences and the performance of specific stocks in which the Fund invested while tracking the Index.

For the period ended October 31, 2013, the Diversified Bank sub-industry contributed most significantly to the Fund’s return, followed by Life and Health Insurance. Homebuilding and Asset Management & Custody Banks were the main detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included Sumitomo Mitsui Financial Group, Inc. ADR, a diversified bank company (portfolio average weight of 3.86%), and Banco Bilbao Vizcaya Argentaria, S.A., a diversified bank company

(portfolio average weight of 4.22%). Corpbanca SA, a diversified bank company (portfolio average weight of 1.78%) and Bancolombia S.A., a diversified bank (portfolio average weight of 3.24%) were the largest detracting positions.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Diversified Banks	65.5
Diversified Capital Markets	8.7
Life & Health Insurance	7.9
Multi-line Insurance	5.9
Property & Casualty Insurance	3.7
Other Diversified Financial Services	3.2
Investment Banking & Brokerage	1.5
Diversified Real Estate Activities	1.5
Reinsurance	1.3
Real Estate Operating Companies	0.4
Homebuilding	0.3
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Westpac Banking Corp. ADR	6.0
Banco Bilbao Vizcaya Argentaria S.A. ADR	4.9
Allianz SE ADR	4.6
Sumitomo Mitsui Financial Group, Inc. ADR	4.1
Mitsubishi UFJ Financial Group, Inc. ADR	3.7
Banco Santander S.A. ADR	3.3
Toronto-Dominion Bank (The)	3.3
HDFC Bank Ltd. ADR	3.2
Bank of Nova Scotia	3.0
Royal Bank of Canada	3.0
Total	39.1

12

PowerShares KBW International Financial Portfolio (KBWX) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	Fund Inception†
Index		Avg. Ann.††	Cumulative
KBW Global ex-U.S. Financial Sector Index	26.77%	4.19%	12.68%
MSCI EAFE® Financials Index	32.57	10.17	32.62
MSCI EAFE® Index	26.88	9.06	28.71
Fund
NAV Return	23.88	3.68	11.10
Market Price Return	23.99	3.72	11.23

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Fund.

††	Average Annualized.

13

KBWY	Manager’s Analysis
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

As an index fund, the PowerShares KBW Premium Yield Equity REIT Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Premium Yield Equity REIT Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of small- and mid-cap equity real estate investment trusts (“REITs”) in the United States that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index using a dividend yield-weighted methodology to select approximately 24 to 40 U.S. small- and mid-cap equity REITs. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 21.42%. On a net asset value (“NAV”) basis, the Fund returned 21.11%. During this same time period the Index returned 21.69%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Dow Jones U.S. Real Estate Index (the “Benchmark Index”) returned 8.41%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 98 securities, selected for its recognition in the marketplace. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of the real estate sector, as represented by the Benchmark Index. The main reason for outperformance between the Fund and Benchmark Index was differences in stock selection within the REITs sector.

For the fiscal year ended October 31, 2013, the specialized REITs sub-industry contributed most significantly to the Fund’s return, followed by the diversified REITs sub-industry. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included OMEGA Healthcare Investors, Inc., a specialized REITs company (portfolio average weight of 4.07%) and CapLease, Inc., a diversified REITs company (portfolio average weight of 2.80%). CBL & Associates Properties, Inc., a retail REITs company (portfolio average weight of 2.19%) and Mack-Cali Realty Corp., an office REITs company (portfolio average weight of 2.78%) were the largest detracting positions.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Specialized	37.7
Retail	25.8
Diversified	16.9
Office	12.8
Industrial	3.7
Residential	3.1
Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Hospitality Properties Trust	5.0
OMEGA Healthcare Investors, Inc.	4.9
EPR Properties	4.3
Agree Realty Corp.	3.9
Inland Real Estate Corp.	3.9
Chatham Lodging Trust	3.8
One Liberty Properties, Inc.	3.8
STAG Industrial, Inc.	3.7
Senior Housing Properties Trust	3.7
Government Properties Income Trust	3.6
Total	40.6

14

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

		Fund Inception†
Index	1 Year	Avg. Ann.††	Cumulative
KBW Premium Yield Equity REIT Index	21.69%	14.28%	47.49%
Dow Jones U.S. Real Estate Index	8.41	11.23	36.33
Fund
NAV Return	21.11	13.78	45.63
Market Price Return	21.42	13.93	46.19

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

15

KBWP	Manager’s Analysis
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

As an index fund, the PowerShares KBW Property & Casualty Insurance Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Property & Casualty Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of property and casualty insurance companies that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index using a modified-market capitalization-weighted methodology that seeks to reflect the performance of such property and casualty insurance companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 29.44%. On a net asset value (“NAV”) basis, the Fund returned 29.33%. During this same time period, the Index returned 29.78%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance on a NAV basis differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Property & Casualty Index (the “Benchmark Index”) returned 34.19%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 8 securities. The Fund selected the Benchmark Index for its recognition in the marketplace and provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of the property and casualty insurance sector, as represented by the Benchmark Index. The new Benchmark Index, the S&P 500® Property & Casualty Insurance Index, was selected to replace the S&P 500® Insurance Index, the Fund’s previous benchmark index, because it is a better representation of the property and casualty insurance sector. The main reason for the Fund’s underperformance compared to the Benchmark Index was that the Fund, in attempting to track the returns on the Index, did not invest in the strong-performing multi-sector holdings sub-industry, a component of the Benchmark Index.

For the fiscal year ended October 31, 2013, the property & casualty insurance sub-industry contributed most significantly to the Fund’s return, followed by the reinsurance sub-industry. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included The Allstate Corp., a property & casualty insurance company (portfolio average weight of 8.30%), and The Travelers Cos., Inc., a property & casualty insurance company (portfolio average weight of 8.14%). There were no detracting positions.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Property & Casualty Insurance	65.6
Reinsurance	23.1
Multi-line Insurance	11.3
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Allstate Corp. (The)	8.4
Travelers Cos., Inc. (The)	7.6
Progressive Corp. (The)	7.4
Chubb Corp. (The)	7.4
Arch Capital Group Ltd.	5.1
American Financial Group, Inc.	4.7
Axis Capital Holdings Ltd.	4.7
Endurance Specialty Holdings Ltd.	4.3
W.R. Berkley Corp.	4.3
Everest Re Group Ltd.	4.2
Total	58.1

16

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	Fund Inception†
Index		Avg. Ann.††	Cumulative
KBW Property & Casualty Index	29.78%	18.26%	62.96%
S&P 500® Property & Casualty Index	34.19	16.85	57.43
S&P 500® Insurance Index	40.22	16.53	56.11
Fund
NAV Return	29.33	17.83	61.25
Market Price Return	29.44	17.86	61.39

Fund Inception: December 2, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Indexes returns are based on the inception date of the Fund.

††	Average Annualized.

17

KBWR	Manager’s Analysis
PowerShares KBW Regional Banking Portfolio (KBWR)

As an index fund, the PowerShares KBW Regional Banking Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the KBW Regional Banking Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of publicly traded mid-capitalization companies that do business as regional banks and thrifts listed on U.S. stock markets and that comprise the Index.

Keefe, Bruyette & Woods, Inc. (“KBW”), the Index provider, compiles, maintains and calculates the Index, which is a float-adjusted, equal capitalization-weighted index comprised of securities of 50 mid-cap banking companies that are publicly listed in the United States. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 35.94%. On a net asset value (“NAV”) basis, the Fund returned 35.80%. During this same time period the Index returned 36.23%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance (NAV basis) differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500 Commercial Banks Index (the “Benchmark Index”) returned 29.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 75 securities, selected for its recognition in the marketplace. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of the regional bank market, as represented by the Benchmark Index. The main reason for outperformance between the Fund and Benchmark Index was stock selection within the regional bank industry.

For the fiscal year ended October 31, 2013, the regional banks sub-industry contributed most significantly to the Fund’s return, followed by the thrifts & mortgage finance sub-industry. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return included SVB Financial Group, a regional bank company (portfolio average weight of 2.79%) and PacWest Bancorp., a regional bank company (portfolio average weight of 2.63%). There were no detracting positions.

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Regional Banks	94.4
Thrifts & Mortgage Finance	5.5
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
First Republic Bank	3.5
SVB Financial Group	3.1
Pinnacle Financial Partners, Inc.	3.0
Susquehanna Bancshares, Inc.	3.0
FirstMerit Corp.	3.0
Texas Capital Bancshares, Inc.	2.9
BancorpSouth, Inc.	2.8
Signature Bank	2.7
Webster Financial Corp.	2.6
Columbia Banking Systems, Inc.	2.5
Total	29.1

18

PowerShares KBW Regional Banking Portfolio (KBWR) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	Fund Inception†
Index		Avg. Ann.††	Cumulative
KBW Regional Banking Index	36.23%	30.86%	71.12%
S&P Composite 1500 Commercial Banks Index	29.53	31.77	73.50
Fund
NAV Return	35.80	30.41	70.08
Market Price Return	35.94	30.63	70.64

Fund Inception: November 1, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

19

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2013.

In addition to the fees and expenses which the PowerShares KBW High Dividend Yield Financial Portfolio (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that you bear indirectly are included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares KBW Bank Portfolio (KBWB)
Actual	$1,000.00	$1,137.91	0.36%	$1.94
Hypothetical (5% return before expenses)	1,000.00	1,023.39	0.36	1.84
PowerShares KBW Capital Markets Portfolio (KBWC)
Actual	1,000.00	1,173.03	0.37	2.03
Hypothetical (5% return before expenses)	1,000.00	1,023.34	0.37	1.89
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)
Actual	1,000.00	986.23	0.38	1.90
Hypothetical (5% return before expenses)	1,000.00	1,023.29	0.38	1.94
PowerShares KBW Insurance Portfolio (KBWI)
Actual	1,000.00	1,188.06	0.37	2.04
Hypothetical (5% return before expenses)	1,000.00	1,023.34	0.37	1.89
PowerShares KBW International Financial Portfolio (KBWX)
Actual	1,000.00	1,060.86	0.45	2.34
Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29

20

Fees and Expenses (continued)

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)
Actual	$1,000.00	$937.13	0.36%	$1.76
Hypothetical (5% return before expenses)	1,000.00	1,023.39	0.36	1.84
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)
Actual	1,000.00	1,076.12	0.37	1.94
Hypothetical (5% return before expenses)	1,000.00	1,023.34	0.37	1.89
PowerShares KBW Regional Banking Portfolio (KBWR)
Actual	1,000.00	1,238.44	0.36	2.03
Hypothetical (5% return before expenses)	1,000.00	1,023.39	0.36	1.84

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2013. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent half-year may differ from expenses ratios based on annualized data in the Financial Highlights.

21

Schedule of Investments(a)

PowerShares KBW Bank Portfolio (KBWB)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Asset Management & Custody Banks—8.2%
157,658	Bank of New York Mellon Corp. (The)	$5,013,524
47,978	Northern Trust Corp.	2,706,919
65,928	State Street Corp.	4,619,575

		12,340,018

	Consumer Finance—4.0%
88,074	Capital One Financial Corp.	6,048,042

	Diversified Banks—15.8%
150,704	Comerica, Inc.	6,525,483
147,420	U.S. Bancorp	5,507,611
273,702	Wells Fargo & Co.	11,684,339

		23,717,433

	Other Diversified Financial Services—24.7%
856,947	Bank of America Corp.	11,962,980
270,752	Citigroup, Inc.	13,207,282
231,827	JPMorgan Chase & Co.	11,948,364

		37,118,626

	Regional Banks—42.9%
165,698	BB&T Corp.	5,628,761
68,244	Commerce Bancshares, Inc.	3,139,906
44,817	Cullen/Frost Bankers, Inc.	3,172,595
312,188	Fifth Third Bancorp	5,940,938
183,521	First Niagara Financial Group, Inc.	2,024,237
693,541	Huntington Bancshares, Inc.	6,103,161
505,008	KeyCorp	6,327,750
59,015	M&T Bank Corp.	6,640,958
80,003	PNC Financial Services Group, Inc.	5,882,621
666,528	Regions Financial Corp.	6,418,665
208,707	SunTrust Banks, Inc.	7,020,903
214,663	Zions Bancorp.	6,089,989

		64,390,484

	Thrifts & Mortgage Finance—4.4%
271,903	New York Community Bancorp, Inc.(b)	4,407,548
145,773	People’s United Financial, Inc.	2,103,504

		6,511,052

	Total Common Stocks (Cost $139,396,218)	150,125,655

	Money Market Fund—0.0%
3,486	Premier Portfolio—Institutional Class(c) (Cost $3,486)	3,486

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $139,399,704)—100.0%	150,129,141

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—2.2%
3,364,680	Invesco Liquid Assets Portfolio—Institutional Class (Cost $3,364,680)(c)(d)	$3,364,680

	Total Investments (Cost $142,764,384)—102.2%	153,493,821
	Other assets less liabilities—(2.2)%	(3,324,800)

	Net Assets—100.0%	$150,169,021

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2013.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Schedule of Investments(a)

PowerShares KBW Capital Markets Portfolio (KBWC)

October 31, 2013

Number of Shares		Value
	Common Stocks—99.9%
	Asset Management & Custody Banks—39.2%
9,506	Eaton Vance Corp.	$397,446
15,984	Franklin Resources, Inc.	860,898
14,181	Invesco Ltd.(b)	478,609
35,285	Janus Capital Group, Inc.	348,263
9,012	Legg Mason, Inc.	346,692
15,977	SEI Investments Co.	530,276
14,354	State Street Corp.	1,005,785
5,840	T. Rowe Price Group, Inc.	452,074

		4,420,043

	Investment Banking & Brokerage—38.6%
19,234	Charles Schwab Corp. (The)	435,650
5,463	Goldman Sachs Group, Inc. (The)	878,778
3,064	Greenhill & Co., Inc.	157,183
12,639	Investment Technology Group, Inc.(c)	202,477
20,398	KCG Holdings, Inc., Class A(c)	178,279
12,548	Lazard Ltd., Class A	484,980
37,531	Morgan Stanley	1,078,266
3,301	Piper Jaffray Cos., Inc.(c)	118,473
8,736	Raymond James Financial, Inc.	398,798
15,662	TD Ameritrade Holding Corp.	426,946

		4,359,830

	Specialized Finance—22.1%
9,157	CBOE Holdings, Inc.	444,115
5,825	CME Group, Inc.	432,273
12,461	Interactive Brokers Group, Inc., Class A	257,070
2,502	IntercontinentalExchange, Inc.(c)	482,211
10,279	NASDAQ OMX Group, Inc. (The)	364,185
11,595	NYSE Euronext	510,412

		2,490,266

	Total Common Stocks (Cost $10,508,109)	11,270,139

	Money Market Fund—0.1%
5,974	Premier Portfolio—Institutional Class(d) (Cost $5,974)	5,974

	Total Investments (Cost $10,514,083)—100.0%	11,276,113
	Other assets less liabilities—0.0%	2,824

	Net Assets—100.0%	$11,278,937

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Schedule of Investments(a)

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Asset Management & Custody Banks—25.7%
999,881	Apollo Investment Corp.	$8,528,985
421,753	Ares Capital Corp.	7,325,850
151,642	Blackstone Group LP (The)	3,985,152
161,119	Federated Investors, Inc., Class B	4,369,547
478,618	Hercules Technology Growth Capital, Inc.	7,389,862
511,790	Medley Capital Corp.	7,134,353
762,943	PennantPark Investment Corp.	8,590,738
407,535	THL Credit, Inc.	6,622,444
208,506	Triangle Capital Corp.	6,205,138

		60,152,069

	Insurance Brokers—1.7%
85,296	Arthur J. Gallagher & Co.	4,047,295

	Investment Banking & Brokerage—4.3%
1,369,507	BGC Partners, Inc., Class A	7,285,777
805,593	GFI Group, Inc.	2,795,408

		10,081,185

	Mortgage REITs—31.4%
398,058	American Capital Agency Corp. REIT	8,645,820
653,951	Annaly Capital Management, Inc. REIT	7,710,082
1,568,536	Anworth Mortgage Asset Corp. REIT	7,701,512
739,251	Capstead Mortgage Corp. REIT	8,745,339
241,679	Colony Financial, Inc. REIT	4,889,166
374,362	Hatteras Financial Corp. REIT	6,813,388
578,132	Invesco Mortgage Capital, Inc. REIT(b)	8,932,139
924,062	MFA Financial, Inc. REIT	6,847,300
336,453	PennyMac Mortgage Investment Trust REIT	7,761,971
217,984	Starwood Property Trust, Inc. REIT	5,600,009

		73,646,726

	Property & Casualty Insurance—5.5%
161,119	Mercury General Corp.	7,501,700
99,514	Safety Insurance Group, Inc.	5,442,421

		12,944,121

	Regional Banks—13.8%
66,342	Bank of Hawaii Corp.	3,846,509
85,296	City Holding Co.	3,880,968
331,716	F.N.B. Corp.	4,149,767
255,893	FirstMerit Corp.	5,747,357
75,819	Park National Corp.	6,006,381
151,642	Trustmark Corp.	4,118,597
151,642	United Bankshares, Inc.	4,485,571

		32,235,150

	Residential REITs—2.0%
104,255	Sun Communities, Inc. REIT	4,646,645

	Specialized REITs—3.2%
255,893	Hospitality Properties Trust REIT	7,518,136

	Thrifts & Mortgage Finance—10.6%
255,893	Dime Community Bancshares, Inc.	4,186,409
511,790	New York Community Bancorp, Inc.	8,296,116
246,416	Northwest Bancshares, Inc.	3,447,360
246,416	Oritani Financial Corp.	3,996,868
345,930	People’s United Financial, Inc.	4,991,770

		24,918,523

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Trading Companies & Distributors—1.7%
104,255	Textainer Group Holdings Ltd. (South Africa)	$3,951,265

	Total Common Stocks and Other Equity Interests (Cost $229,352,646)	234,141,115

	Money Market Fund—0.0%
33,704	Premier Portfolio—Institutional Class(c) (Cost $33,704)	33,704

	Total Investments (Cost $229,386,350)—99.9%	234,174,819
	Other assets less liabilities—0.1%	172,838

	Net Assets—100.0%	$234,347,657

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Affiliated company. The Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are subsidiaries of Invesco Ltd. and therefore, are considered to be affiliated with the Fund. See Note 4.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Schedule of Investments(a)

PowerShares KBW Insurance Portfolio (KBWI)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Asset Management & Custody Banks—5.5%
5,066	Ameriprise Financial, Inc.	$509,336

	Insurance Brokers—7.9%
5,012	Aon PLC (United Kingdom)	396,399
7,261	Marsh & McLennan Cos., Inc.	332,554

		728,953

	Life & Health Insurance—33.0%
8,783	Aflac, Inc.	570,719
9,541	Lincoln National Corp.	433,257
14,236	MetLife, Inc.	673,505
9,346	Principal Financial Group, Inc.	443,561
7,414	Prudential Financial, Inc.	603,425
10,332	Unum Group	327,938

		3,052,405

	Multi-line Insurance—10.3%
4,270	Assurant, Inc.	249,710
22,904	Genworth Financial, Inc., Class A(b)	332,795
10,903	Hartford Financial Services Group, Inc. (The)	367,431

		949,936

	Property & Casualty Insurance—36.8%
7,447	Allstate Corp. (The)	395,138
1,353	Arch Capital Group Ltd.(b)	78,420
6,638	Axis Capital Holdings Ltd.	314,774
6,431	Chubb Corp. (The)	592,166
6,327	Cincinnati Financial Corp.	316,350
8,408	Fidelity National Financial, Inc., Class A	236,685
18,630	MBIA, Inc.(b)	211,823
10,942	Progressive Corp. (The)	284,164
7,082	Travelers Cos., Inc. (The)	611,176
11,747	XL Group PLC (Ireland)	359,106

		3,399,802

	Reinsurance—2.3%
1,413	Everest Re Group Ltd.	217,235

	Thrifts & Mortgage Finance—4.2%
47,781	MGIC Investment Corp.(b)	388,937

	Total Common Stocks (Cost $7,870,130)	9,246,604

	Money Market Fund—0.0%
902	Premier Portfolio—Institutional Class(c) (Cost $902)	902

	Total Investments (Cost $7,871,032)—100.0%	9,247,506
	Other assets less liabilities—0.0%	2,035

	Net Assets—100.0%	$9,249,541

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Schedule of Investments

PowerShares KBW International Financial Portfolio (KBWX)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Argentina—1.3%
441	Banco Macro SA ADR(a)	$11,426
1,217	Grupo Financiero Galicia SA ADR	11,781
827	IRSA Inversiones y Representaciones SA ADR	9,469

		32,676

	Australia—6.0%
4,730	Westpac Banking Corp. ADR	154,434

	Brazil—4.9%
3,227	Banco Bradesco SA ADR	46,534
2,093	Gafisa SA ADR(a)	5,630
4,715	Itau Unibanco Holding SA ADR	72,658

		124,822

	Canada—17.1%
902	Bank of Montreal	62,870
1,277	Bank of Nova Scotia	77,603
955	Brookfield Asset Management, Inc., Class A	37,799
507	Canadian Imperial Bank of Commerce	43,171
1,531	Manulife Financial Corp.	27,099
1,135	Royal Bank of Canada	76,249
902	Sun Life Financial, Inc.	30,361
920	Toronto-Dominion Bank (The)	84,382

		439,534

	Chile—3.4%
487	Banco de Chile ADR	44,721
2,467	Corpbanca ADR	42,433

		87,154

	China—1.8%
1,174	China Life Insurance Co. Ltd. ADR	46,291

	Colombia—2.7%
1,235	Bancolombia SA ADR	69,320

	Germany—7.4%
7,034	Allianz SE ADR	118,382
1,496	Deutsche Bank AG	72,287

		190,669

	India—5.0%
2,270	HDFC Bank Ltd. ADR	82,288
1,223	ICICI Bank Ltd. ADR	45,642

		127,930

	Ireland—0.8%
451	Bank of Ireland ADR(a)	6,553
426	XL Group PLC	13,023

		19,576

	Japan—11.6%
14,691	Mitsubishi UFJ Financial Group, Inc. ADR	94,023
2,628	Mizuho Financial Group, Inc. ADR	11,038
5,164	Nomura Holdings, Inc. ADR	38,007
568	ORIX Corp. ADR	49,126
10,792	Sumitomo Mitsui Financial Group, Inc. ADR	104,682

		296,876

	Mexico—0.0%
643	Desarrolladora Homex SAB de CV ADR(a)	849

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Netherlands—2.2%
2,833	AEGON NV	$22,551
2,673	ING Groep NV ADR(a)	34,000

		56,551

	South Korea—4.1%
862	KB Financial Group, Inc. ADR	33,454
1,013	Shinhan Financial Group Co. Ltd. ADR	43,904
760	Woori Finance Holdings Co. Ltd. ADR	26,630

		103,988

	Spain—11.4%
10,754	Banco Bilbao Vizcaya Argentaria SA ADR	125,606
6,100	Banco Santander Brasil SA ADR	42,273
1,246	Banco Santander Chile ADR	30,602
9,512	Banco Santander SA ADR	84,752
1,327	BBVA Banco Frances SA ADR(a)	9,621

		292,854

	Switzerland—5.9%
2,412	Credit Suisse Group AG ADR(a)	75,085
3,938	UBS AG(a)	76,240

		151,325

	United Kingdom—9.7%
2,256	Aviva PLC ADR	32,577
2,124	Barclays PLC ADR	35,704
937	HSBC Holdings PLC ADR	51,573
8,720	Lloyds Banking Group PLC ADR(a)	43,862
1,841	Prudential PLC ADR	75,407
931	Royal Bank of Scotland Group PLC ADR(a)	10,967

		250,090

	United States—4.6%
671	ACE Ltd.	64,040
486	Aspen Insurance Holdings Ltd.	18,959
580	Montpelier Re Holdings Ltd.	16,014
181	PartnerRe Ltd.	18,138

		117,151

	Total Investments (Cost $2,473,219)—99.9%	2,562,090
	Other assets less liabilities—0.1%	2,832

	Net Assets—100.0%	$2,564,922

Investment Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

October 31, 2013

Number of Shares		Value
	Real Estate Investment Trusts—100.0%
	Diversified—16.9%
94,854	First Potomac Realty Trust	$1,165,756
187,485	Lexington Realty Trust	2,193,575
53,355	Liberty Property Trust	1,984,272
122,273	One Liberty Properties, Inc.	2,584,851
64,471	Washington Real Estate Investment Trust	1,689,785
171,182	Winthrop Realty Trust	2,014,812

		11,633,051

	Industrial—3.7%
123,014	STAG Industrial, Inc.	2,572,222

	Office—12.8%
129,683	Brandywine Realty Trust	1,845,389
68,176	Corporate Office Properties Trust	1,677,130
101,524	Government Properties Income Trust	2,482,262
51,132	Highwoods Properties, Inc.	1,973,695
41,499	Mack-Cali Realty Corp.	853,219

		8,831,695

	Residential—3.1%
48,168	Sun Communities, Inc.	2,146,848

	Retail—25.8%
85,221	Agree Realty Corp.	2,690,427
78,551	CBL & Associates Properties, Inc.	1,556,095
176,369	Excel Trust, Inc.	2,130,538
251,215	Inland Real Estate Corp.	2,685,488
220,091	Kite Realty Group Trust	1,408,582
54,097	National Retail Properties, Inc.	1,860,937
95,595	Pennsylvania Real Estate Investment Trust	1,733,137
114,121	Ramco-Gershenson Properties Trust	1,855,608
91,890	Urstadt Biddle Properties, Inc., Class A	1,813,909

		17,734,721

	Specialized—37.7%
138,576	Chatham Lodging Trust	2,613,543
57,802	EPR Properties	2,969,289
31,124	Health Care REIT, Inc.	2,018,391
69,659	Healthcare Realty Trust, Inc.	1,672,513
116,345	Hospitality Properties Trust	3,418,216
152,656	Medical Properties Trust, Inc.	1,990,634
102,265	OMEGA Healthcare Investors, Inc.	3,399,289
80,033	Sabra Health Care REIT, Inc.	2,152,888
103,747	Senior Housing Properties Trust	2,556,326
199,342	Summit Hotel Properties, Inc.	1,831,953
31,124	Universal Health Realty Income Trust	1,366,966

		25,990,008

	Total Investments (Cost $73,513,957)—100.0%	68,908,545
	Other assets less liabilities—(0.0)%	(1,018)

	Net Assets—100.0%	$68,907,527

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Schedule of Investments(a)

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Multi-line Insurance—11.3%
17,536	American Financial Group, Inc.	$986,575
17,293	HCC Insurance Holdings, Inc.	789,425
16,075	Kemper Corp.	595,097

		2,371,097

	Property & Casualty Insurance—65.6%
7,916	Allied World Assurance Co. Holdings AG	857,223
33,246	Allstate Corp. (The)	1,764,033
18,267	Arch Capital Group Ltd.(b)	1,058,755
19,485	Aspen Insurance Holdings Ltd.	760,110
20,581	Axis Capital Holdings Ltd.	975,951
16,806	Chubb Corp. (The)	1,547,496
12,300	Hanover Insurance Group, Inc. (The)	720,042
9,986	Mercury General Corp.	464,948
17,171	ProAssurance Corp.	778,190
60,038	Progressive Corp. (The)	1,559,187
1,948	RLI Corp.	184,047
21,677	Selective Insurance Group, Inc.	569,455
18,389	Travelers Cos., Inc. (The)	1,586,971
20,581	W.R. Berkley Corp.	903,712

		13,730,120

	Reinsurance—23.1%
16,440	Endurance Specialty Holdings Ltd.	908,968
5,724	Everest Re Group Ltd.	880,008
19,784	Montpelier Re Holdings Ltd.	546,236
6,384	PartnerRe Ltd.	639,741
9,986	Platinum Underwriters Holdings Ltd.	621,029
7,063	RenaissanceRe Holdings Ltd.	661,874
14,736	Validus Holdings Ltd.	581,777

		4,839,633

	Total Common Stocks (Cost $19,108,248)	20,940,850

	Money Market Fund—0.0%
3,591	Premier Portfolio—Institutional Class(c) (Cost $3,591)	3,591

	Total Investments (Cost $19,111,839)—100.0%	20,944,441
	Other assets less liabilities—(0.0)%	(7,402)

	Net Assets—100.0%	$20,937,039

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments(a)

PowerShares KBW Regional Banking Portfolio (KBWR)

October 31, 2013

Number of Shares		Value
	Common Stocks—99.9%
	Regional Banks—94.4%
41,001	Associated Banc-Corp.	$666,676
41,428	BancorpSouth, Inc.	915,559
9,823	Bank of Hawaii Corp.	569,538
6,833	BOK Financial Corp.	418,385
51,892	Boston Private Financial Holdings, Inc.	591,050
29,256	Cathay General Bancorp	720,575
11,959	City Holding Co.	544,135
8,755	City National Corp.	631,323
31,818	Columbia Banking System, Inc.	817,404
16,443	Community Bank System, Inc.	597,045
44,418	CVB Financial Corp.	645,838
18,151	East West Bancorp, Inc.	611,507
56,163	F.N.B. Corp.	702,599
57,444	First Commonwealth Financial Corp.	499,188
31,605	First Financial Bancorp	490,510
13,026	First Financial Bankshares, Inc.(b)	801,229
31,178	First Horizon National Corp.	332,046
46,126	First Midwest Bancorp, Inc.	767,075
23,063	First Republic Bank	1,177,827
43,777	FirstMerit Corp.	983,231
40,574	Fulton Financial Corp.	495,409
26,907	Glacier Bancorp, Inc.	743,440
13,453	Hancock Holding Co.	440,989
5,979	IBERIABANK Corp.	349,353
26,053	MB Financial, Inc.	773,774
54,241	National Penn Bancshares, Inc.	562,479
50,610	Old National Bancorp	735,869
18,579	PacWest Bancorp(b)	706,931
5,766	Park National Corp.	456,783
32,459	Pinnacle Financial Partners, Inc.(c)	1,006,229
23,704	PrivateBancorp, Inc.	577,429
11,745	Prosperity Bancshares, Inc.	733,475
17,511	S&T Bancorp, Inc.	429,370
8,755	Signature Bank(c)	891,434
84,351	Susquehanna Bancshares, Inc.	994,077
10,677	SVB Financial Group(c)	1,022,643
234,260	Synovus Financial Corp.	761,345
28,188	TCF Financial Corp.	427,894
18,792	Texas Capital Bancshares, Inc.(c)	978,124
19,860	Trustmark Corp.	539,398
7,688	UMB Financial Corp.	452,977
41,855	Umpqua Holdings Corp.(b)	685,166
18,365	United Bankshares, Inc.(b)	543,237
44,418	Valley National Bancorp(b)	433,076
31,605	Webster Financial Corp.	881,464
8,969	Westamerica Bancorp.(b)	461,724
18,365	Wintrust Financial Corp.	799,061

		31,365,890

	Thrifts & Mortgage Finance—5.5%
54,881	Brookline Bancorp, Inc.	486,794
36,303	Provident Financial Services, Inc.	680,318
30,110	Washington Federal, Inc.	685,906

		1,853,018

	Total Common Stocks (Cost $30,749,522)	33,218,908

Number of Shares		Value
	Money Market Fund—0.1%
29,165	Premier Portfolio—Institutional Class(d) (Cost $29,165)	$29,165

	Total Investments (excluding investments purchased with cash collateral from securities on loan) (Cost $30,778,687)—100.0%	33,248,073

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Fund—8.5%
2,814,836	Invesco Liquid Assets Portfolio—Institutional Class (Cost $2,814,836)(d)(e)	2,814,836

	Total Investments (Cost $33,593,523)—108.5%	36,062,909
	Other assets less liabilities—(8.5)%	(2,837,410)

	Net Assets—100.0%	$33,225,499

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at October 31, 2013.
(c)	Non-income producing security.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2H.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Statements of Assets and Liabilities

October 31, 2013

	PowerShares KBW Bank Portfolio (KBWB)	PowerShares KBW Capital Markets Portfolio (KBWC)	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	PowerShares KBW Insurance Portfolio (KBWI)
Assets:
Unaffiliated investments, at value(a)	$150,125,655	$10,791,530	$225,208,976	$9,246,604
Affiliated investments, at value	3,368,166	484,583	8,965,843	902

Total investments, at value	153,493,821	11,276,113	234,174,819	9,247,506
Receivables:
Dividends	84,474	5,683	245,955	5,338
Security lending	181	—	—	—
Shares sold	—	2,255,778	—	—
Foreign tax reclaims	—	—	—	—

Total Assets	153,578,476	13,537,574	234,420,774	9,252,844

Liabilities:
Due to custodian	—	—	—	—
Payables:
Collateral upon return of securities loaned	3,364,680	—	—
Investments purchased	—	2,255,222	—	—
Accrued unitary management fees	43,807	2,607	70,663	2,682
Accrued expenses	968	808	2,454	621

Total Liabilities	3,409,455	2,258,637	73,117	3,303

Net Assets	$150,169,021	$11,278,937	$234,347,657	$9,249,541

Net Assets Consist of:
Shares of beneficial interest	$139,214,404	$10,578,867	$234,797,006	$7,864,768
Undistributed net investment income	293,631	16,441	—	15,389
Undistributed net realized gain (loss)	(68,451)	(78,401)	(5,237,818)	(7,090)
Net unrealized appreciation (depreciation)	10,729,437	762,030	4,788,469	1,376,474

Net Assets	$150,169,021	$11,278,937	$234,347,657	$9,249,541

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,550,001	250,001	9,300,000	150,001
Net asset value	$33.00	$45.12	$25.20	$61.66

Market price	$33.03	$45.17	$25.24	$61.76

Unaffiliated investments, at cost	$139,396,218	$10,049,496	$218,167,160	$7,870,130

Affiliated investments, at cost	$3,368,166	$464,587	$11,219,190	$902

Total investments, at cost	$142,764,384	$10,514,083	$229,386,350	$7,871,032

(a) Includes securities on loan with an aggregate value of:	$3,305,543	$—	$—	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares KBW International Financial Portfolio (KBWX)	PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	PowerShares KBW Regional Banking Portfolio (KBWR)

$2,562,090	$68,908,545	$20,940,850	$33,218,908
—	—	3,591	2,844,001

2,562,090	68,908,545	20,944,441	36,062,909

4,079	259,415	—	24,491
—	—	—	879
—	—	—	—
2,514	—	—	—

2,568,683	69,167,960	20,944,441	36,088,279

2,289	123,176	—	—

—	—	—	2,814,836
—	115,439	—	37,069
863	20,415	6,442	10,205
609	1,403	960	670

3,761	260,433	7,402	2,862,780

$2,564,922	$68,907,527	$20,937,039	$33,225,499

$2,579,332	$73,894,286	$18,977,644	$30,659,762
8,105	—	79,880	99,878
(111,386)	(381,347)	46,913	(3,527)
88,871	(4,605,412)	1,832,602	2,469,386

$2,564,922	$68,907,527	$20,937,039	$33,225,499

100,000	2,200,000	550,000	900,001
$25.65	$31.32	$38.07	$36.92

$25.66	$31.38	$38.09	$36.96

$2,473,219	$73,513,957	$19,108,248	$30,749,522

$—	$—	$3,591	$2,844,001

$2,473,219	$73,513,957	$19,111,839	$33,593,523

$—	$—	$—	$2,706,171

31

Statements of Operations

For the year ended October 31, 2013

	PowerShares KBW Bank Portfolio (KBWB)	PowerShares KBW Capital Markets Portfolio (KBWC)	PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	PowerShares KBW Insurance Portfolio (KBWI)
Investment Income:
Unaffiliated dividend income	$2,399,511	$114,174	$16,339,790	$97,116
Security lending income	4,908	—	—	45
Affiliated dividend income	2	9,736	1,082,662	—
Foreign withholding tax	—	—	—	—

Total Income	2,404,421	123,910	17,422,452	97,161

Expenses:
Unitary management fees	451,535	26,112	761,229	16,173
Proxy	2,287	797	8,601	678
Tax expenses	1,760	265	32,506	—

Total Expenses	455,582	27,174	802,336	16,851
Waivers	(15)	—	(79)	—

Net Expenses	455,567	27,174	802,257	16,851

Net Investment Income	1,948,854	96,736	16,620,195	80,310

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investment securities	(360,510)	(81,530)	(5,916,941)	(672)
In-kind redemptions	23,106,278	1,225,509	10,492,392	—

Net realized gain (loss)	22,745,768	1,143,979	4,575,451	(672)

Net change in unrealized appreciation (depreciation) on investment securities	13,376,963	926,019	4,171,668	1,398,126

Net realized and unrealized gain	36,122,731	2,069,998	8,747,119	1,397,454

Net increase in net assets resulting from operations	$38,071,585	$2,166,734	$25,367,314	$1,477,764

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares KBW International Financial Portfolio (KBWX)	PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	PowerShares KBW Regional Banking Portfolio (KBWR)

$73,619	$2,180,991	$397,564	$536,289
—	—	—	9,469
—	5	—	1
(7,501)	—	—	—

66,118	2,180,996	397,564	545,759

8,177	237,823	67,910	79,447
633	4,172	2,223	885
—	—	—	—

8,810	241,995	70,133	80,332
—	(27)	—	(3)

8,810	241,968	70,133	80,329

57,308	1,939,028	327,431	465,430

(49,904)	332,402	48,565	(54,066)
192,568	7,116,993	1,592,269	3,344,423

142,664	7,449,395	1,640,834	3,290,357

232,185	(5,472,868)	1,605,612	3,368,234

374,849	1,976,527	3,246,446	6,658,591

$432,157	$3,915,555	$3,573,877	$7,124,021

33

Statements of Changes in Net Assets

For the years ended October 31, 2013 and 2012

	PowerShares KBW Bank Portfolio (KBWB)		PowerShares KBW Capital Markets Portfolio (KBWC)
	2013	2012(a)	2013	2012(a)
Operations:
Net investment income	$1,948,854	$1,195,847	$96,736	$82,152
Net realized gain (loss)	22,745,768	5,035,291	1,143,979	535,324
Net change in unrealized appreciation (depreciation)	13,376,963	(2,647,526)	926,019	(163,989)

Net increase (decrease) in net assets resulting from operations	38,071,585	3,583,612	2,166,734	453,487

Distributions to Shareholders from:
Net investment income	(2,132,411)	(765,995)	(88,138)	(83,731)
Return of capital	—	(14,995)	—	—

Total distributions to shareholders	(2,132,411)	(780,990)	(88,138)	(83,731)

Shareholder Transactions:
Proceeds from shares sold	626,229,018	1,062,903,770	23,718,946	20,642,712
Value of shares repurchased	(676,071,326)	(901,634,237)	(16,100,699)	(19,430,374)

Net increase (decrease) in net assets resulting from shares transactions	(49,842,308)	161,269,533	7,618,247	1,212,338

Increase (Decrease) in Net Assets	(13,903,134)	164,072,155	9,696,843	1,582,094

Net Assets:
Beginning of period	164,072,155	—	1,582,094	—

End of period	$150,169,021	$164,072,155	$11,278,937	$1,582,094

Undistributed net investment income at end of period	$293,631	$475,428	$16,441	$3,498

Changes in Shares Outstanding:
Shares sold	23,500,000	47,000,001	600,000	650,001
Shares repurchased	(25,400,000)	(40,550,000)	(400,000)	(600,000)
Shares outstanding, beginning of period	6,450,001	—	50,001	—

Shares outstanding, end of period	4,550,001	6,450,001	250,001	50,001

(a)	For the period November 1, 2011 (Commencement of Investment Operations) through October 31, 2012.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)		PowerShares KBW Insurance Portfolio (KBWI)		PowerShares KBW International Financial Portfolio (KBWX)		PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)
2013	2012	2013	2012(a)	2013	2012	2013	2012

$16,620,195	$7,197,233	$80,310	$377,894	$57,308	$89,319	$1,939,028	$380,840
4,575,451	1,973,977	(672)	1,171,767	142,664	(304,353)	7,449,395	12,982
4,171,668	1,645,117	1,398,126	(21,652)	232,185	197,924	(5,472,868)	1,509,373

25,367,314	10,816,327	1,477,764	1,528,009	432,157	(17,110)	3,915,555	1,903,195

(17,279,903)	(7,679,260)	(71,098)	(382,882)	(81,239)	(71,172)	(3,159,440)	(455,671)
—	—	—	—	—	—	—	(109,084)

(17,279,903)	(7,679,260)	(71,098)	(382,882)	(81,239)	(71,172)	(3,159,440)	(564,755)

119,318,315	162,610,781	5,694,978	42,662,960	2,354,472	–	94,249,106	21,280,686
(64,033,694)	(21,615,189)	–	(41,660,190)	(1,230,563)	(2,006,456)	(51,866,771)	(3,861,814)

55,284,621	140,995,592	5,694,978	1,002,770	1,123,909	(2,006,456)	42,382,335	17,418,872

63,372,032	144,132,659	7,101,644	2,147,897	1,474,827	(2,094,738)	43,138,450	18,757,312

170,975,625	26,842,966	2,147,897	—	1,090,095	3,184,833	25,769,077	7,011,765

$234,347,657	$170,975,625	$9,249,541	$2,147,897	$2,564,922	$1,090,095	$68,907,527	$25,769,077

$—	$—	$15,389	$6,177	$8,105	$30,194	$—	$—

4,750,000	6,850,000	100,000	1,100,001	100,000	—	2,900,000	800,000
(2,600,000)	(900,000)	—	(1,050,000)	(50,000)	(100,000)	(1,650,000)	(150,000)
7,150,000	1,200,000	50,001	—	50,000	150,000	950,000	300,000

9,300,000	7,150,000	150,001	50,001	100,000	50,000	2,200,000	950,000

35

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2013 and 2012

	PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)		PowerShares KBW Regional Banking Portfolio (KBWR)
	2013	2012	2013	2012(a)
Operations:
Net investment income	$327,431	$82,986	$465,430	$1,017,975
Net realized gain	1,640,834	355,995	3,290,357	14,675,653
Net change in unrealized appreciation (depreciation)	1,605,612	358,449	3,368,234	(898,848)

Net increase (decrease) in net assets resulting from operations	3,573,877	797,430	7,124,021	14,794,780

Distributions to Shareholders from:
Net investment income	(270,734)	(71,001)	(395,225)	(1,024,305)

Shareholder Transactions:
Proceeds from shares sold	28,972,431	6,797,744	50,007,522	185,071,553
Value of shares repurchased	(14,363,522)	(8,224,233)	(41,497,974)	(180,854,873)

Net increase (decrease) in net assets resulting from shares transactions	14,608,909	(1,426,489)	8,509,548	4,216,680

Increase (Decrease) in Net Assets	17,912,052	(700,060)	15,238,344	17,987,155

Net Assets:
Beginning of period	3,024,987	3,725,047	17,987,155	—

End of period	$20,937,039	$3,024,987	$33,225,499	$17,987,155

Undistributed net investment income at end of period	$79,880	$23,183	$99,878	$29,673

Changes in Shares Outstanding:
Shares sold	850,000	250,000	1,550,000	7,450,001
Shares repurchased	(400,000)	(300,000)	(1,300,000)	(6,800,000)
Shares outstanding, beginning of period	100,000	150,000	650,001	—

Shares outstanding, end of period	550,000	100,000	900,001	650,001

(a)	For the period November 1, 2011 (Commencement of Investment Operations) through October 31, 2012.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Financial Highlights

PowerShares KBW Bank Portfolio (KBWB)

	Year Ended October 31, 2013	For the Period November 1, 2011(a) Through October 31, 2012
Per Share Operating Performance:
Net asset value at beginning of period	$25.44	$20.68
Net investment income(b)	0.45	0.43
Net realized and unrealized gain on investments	7.52	4.84
Total from investment operations	7.97	5.27
Distributions to shareholders from:
Net investment income	(0.41)	(0.50)
Return of capital	—	(0.01)
Total distributions	(0.41)	(0.51)
Net asset value at end of period	$33.00	$25.44
Market price at end of period(c)	$33.03	$25.46
Net Asset Value Total Return(d)	31.51%	25.97%
Market Price Total Return(d)	31.52%	26.07%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$150,169	$164,072
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.27	%(e)
Expenses, prior to Waivers	0.35%	0.35	%(e)
Net investment income, after Waivers	1.51%	1.84	%(e)
Portfolio turnover rate(f)	8%	4%

PowerShares KBW Capital Markets Portfolio (KBWC)

	Year Ended October 31, 2013	For the Period November 1, 2011(a) Through October 31, 2012
Per Share Operating Performance:
Net asset value at beginning of period	$31.64	$30.49
Net investment income(b)	0.52	0.61
Net realized and unrealized gain on investments	13.70	1.73
Total from investment operations	14.22	2.34
Distributions to shareholders from:
Net investment income	(0.74)	(1.19)
Net asset value at end of period	$45.12	$31.64
Market price at end of period(c)	$45.17	$31.62
Net Asset Value Total Return(d)	45.55%	7.79%
Market Price Total Return(d)	45.89%	7.72%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$11,279	$1,582
Ratio to average net assets of:
Expenses, after Waivers	0.36%	0.16	%(e)
Expenses, prior to Waivers	0.36%	0.35	%(e)
Net investment income, after Waivers	1.30%	1.98	%(e)
Portfolio turnover rate(f)	38%	6%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Financial Highlights (continued)

PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)

	Year Ended October 31,		For the Period November 29, 2010(a) Through October 31, 2011
	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$23.91	$22.37	$23.51
Net investment income(b)	1.90	2.01	1.91
Net realized and unrealized gain (loss) on investments	1.37	1.88	(0.82)
Total from investment operations	3.27	3.89	1.09
Distributions to shareholders from:
Net investment income	(1.98)	(2.35)	(2.23)
Net asset value at end of period	$25.20	$23.91	$22.37
Market price at end of period(c)	$25.24	$23.86	$22.43
Net Asset Value Total Return(d)	14.21%	18.32%	4.64	%(e)
Market Price Total Return(d)	14.62%	17.75%	4.92	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$234,348	$170,976	$26,843
Ratio to average net assets of:
Expenses(f)	0.37%	0.35%	0.37	%(g)
Net investment income	7.64%	8.56%	9.14	%(g)
Portfolio turnover rate(h)	37%	19%	33%

PowerShares KBW Insurance Portfolio (KBWI)

	Year Ended October 31, 2013	For the Period November 1, 2011(a) Through October 31, 2012
Per Share Operating Performance:
Net asset value at beginning of period	$42.96	$38.33
Net investment income(b)	0.94	1.42
Net realized and unrealized gain on investments	18.73	4.54
Total from investment operations	19.67	5.96
Distributions to shareholders from:
Net investment income	(0.97)	(1.33)
Net asset value at end of period	$61.66	$42.96
Market price at end of period(c)	$61.76	$42.95
Net Asset Value Total Return(d)	46.44%	15.91%
Market Price Total Return(d)	46.72%	15.89%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$9,250	$2,148
Ratio to average net assets of:
Expenses, after Waivers	0.36%	0.11	%(g)
Expense, prior to Waivers	0.36%	0.35	%(g)
Net investment income, after Waivers	1.74%	3.61	%(g)
Portfolio turnover rate(h)	3%	5%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the Exchange) to October 31, 2011 was 2.97%. The market price total return from Fund Inception to October 31, 2011 was 3.38%.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment company in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effect of the estimated investment company expenses that you bear indirectly is included in your Fund’s total return.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares KBW International Financial Portfolio (KBWX)

	Year Ended October 31,		For the Period November 29, 2010(a) Through October 31, 2011
	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$21.80	$21.23	$24.70
Net investment income(b)	0.66	0.70	0.54
Net realized and unrealized gain (loss) on investments	4.37	0.55	(3.57)
Total from investment operations	5.03	1.25	(3.03)
Distributions to shareholders from:
Net investment income	(1.18)	(0.68)	(0.44)
Net asset value at end of period	$25.65	$21.80	$21.23
Market price at end of period(c)	$25.66	$21.79	$21.24
Net Asset Value Total Return(d)	23.88%	6.13%	(12.45	)%(e)
Market Price Total Return(d)	23.99%	6.03%	(12.41	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,565	$1,090	$3,185
Ratio to average net assets of:
Expenses	0.43%	0.40%	0.40	%(f)
Net investment income	2.80%	3.43%	2.44	%(f)
Portfolio turnover rate(g)	13%	5%	8%

PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)

	Year Ended October 31,		For the Period November 29, 2010(a) Through October 31, 2011
	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$27.13	$23.37	$24.96
Net investment income(b)	0.89	0.91	1.01
Net realized and unrealized gain (loss) on investments	4.76	4.22	(1.27)
Total from investment operations	5.65	5.13	(0.26)
Distributions to shareholders from:
Net investment income	(1.46)	(1.11)	(1.03)
Return of capital	—	(0.26)	(0.30)
Total distributions	(1.46)	(1.37)	(1.33)
Net asset value at end of period	$31.32	$27.13	$23.37
Market price at end of period(c)	$31.38	$27.11	$23.40
Net Asset Value Total Return(d)	21.11%	22.54%	(1.20	)%(h)
Market Price Total Return(d)	21.42%	22.30%	(1.08	)%(h)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$68,908	$25,769	$7,012
Ratio to average net assets of:
Expenses	0.36%	0.35%	0.36	%(f)
Net investment income	2.85%	3.58%	4.54	%(f)
Portfolio turnover rate(g)	21%	40%	36%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the Exchange) to October 31, 2011 was (15.50)%. The market price total return from Fund Inception to October 31, 2011 was (15.40)%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(h)	The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the Exchange) to October 31, 2011 was (1.87)%. The market price total return from Fund Inception to October 31, 2011 was (1.55)%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)

	Year Ended October 31,		For the Period November 29, 2010(a) Through October 31, 2011
	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$30.25	$24.83	$24.75
Net investment income(b)	0.59	0.53	0.54
Net realized and unrealized gain on investments	8.09	5.41	0.04
Total from investment operations	8.68	5.94	0.58
Distributions to shareholders from:
Net investment income	(0.86)	(0.52)	(0.50)
Net asset value at end of period	$38.07	$30.25	$24.83
Market price at end of period(c)	$38.09	$30.24	$24.84
Net Asset Value Total Return(d)	29.33%	24.21%	2.36	%(e)
Market Price Total Return(d)	29.44%	24.12%	2.41	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$20,937	$3,025	$3,725
Ratio to average net assets of:
Expenses	0.36%	0.35%	0.37	%(f)
Net investment income	1.69%	1.94%	2.38	%(f)
Portfolio turnover rate(g)	12%	2%	4%

PowerShares KBW Regional Banking Portfolio (KBWR)

	Year Ended October 31, 2013	For the Period November 1, 2011(a) Through October 31, 2012
Per Share Operating Performance:
Net asset value at beginning of period	$27.67	$23.85
Net investment income(b)	0.66	0.63
Net realized and unrealized gain on investments	9.12	3.94
Total from investment operations	9.78	4.57
Distributions to shareholders from:
Net investment income	(0.53)	(0.75)
Net asset value at end of period	$36.92	$27.67
Market price at end of period(c)	$36.96	$27.67
Net Asset Value Total Return(d)	35.80%	19.20%
Market Price Total Return(d)	35.94%	19.20%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$33,225	$17,987
Ratio to average net assets of:
Expenses, after Waivers	0.35%	0.11	%(f)
Expenses, prior to Waivers	0.35%	0.35	%(f)
Net investment income, after Waivers	2.05%	2.44	%(f)
Portfolio turnover rate(g)	7%	3%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (December 2, 2010, the first day of trading on the Exchange) to October 31, 2011 was 0.38%. The market price total return from Fund Inception to October 31, 2011 was 0.45%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2013

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2013, the Trust offered fifty-six portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares KBW Bank Portfolio (KBWB)	“KBW Bank Portfolio”
PowerShares KBW Capital Markets Portfolio (KBWC)	“KBW Capital Markets Portfolio”
PowerShares KBW High Dividend Yield Financial Portfolio (KBWD)	“KBW High Dividend Yield Financial Portfolio”
PowerShares KBW Insurance Portfolio (KBWI)	“KBW Insurance Portfolio”
PowerShares KBW International Financial Portfolio (KBWX)	“KBW International Financial Portfolio”
PowerShares KBW Premium Yield Equity REIT Portfolio (KBWY)	“KBW Premium Yield Equity REIT Portfolio”
PowerShares KBW Property & Casualty Insurance Portfolio (KBWP)	“KBW Property & Casualty Insurance Portfolio”
PowerShares KBW Regional Banking Portfolio (KBWR)	“KBW Regional Banking Portfolio”

Each portfolio (each, a “Fund” and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed generally in-kind for securities included in each Fund’s relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Index
KBW Bank Portfolio	KBW Bank Index
KBW Capital Markets Portfolio	KBW Capital Markets Index
KBW High Dividend Yield Financial Portfolio	KBW Financial Sector Dividend Yield Index
KBW Insurance Portfolio	KBW Insurance Index
KBW International Financial Portfolio	KBW Global ex-U.S. Financial Sector Index
KBW Premium Yield Equity REIT Portfolio	KBW Premium Yield Equity REIT Index
KBW Property & Casualty Insurance Portfolio	KBW Property & Casualty Index
KBW Regional Banking Portfolio	KBW Regional Banking Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

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Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund’s respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. The Funds may invest in equity securities. Equity risk is the risk that the value of the securities that a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which a Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Funds’ portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

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Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Dividend Paying Securities Risk. KBW Premium Yield Equity REIT Portfolio and KBW High Dividend Yield Financial Portfolio invest in securities that pay high dividends. As a group these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay such high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

REIT Risk. Although KBW Premium Yield Equity REIT Portfolio and KBW High Dividend Yield Financial Portfolio will not invest in real estate directly, the REITs in which the Funds will invest will be subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

E. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. The Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

F. Dividends and Distributions to Shareholders

Each Fund (except for KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and KBW High Dividend Yield Financial Portfolio and KBW Premium Yield Equity REIT Portfolio each declares and pays dividends from net investment income monthly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal period-end.

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G. Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in currencies other than the U.S. dollar, are translated into U.S. dollars using the applicable exchange rates as of the close of London world markets. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments in securities. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in or are a reduction of ordinary income in accordance with U.S. federal income tax regulations.

H. Securities Lending

KBW Bank Portfolio, KBW Insurance Portfolio and KBW Regional Banking Portfolio may lend portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in an affiliated money market fund and is shown as such on the Schedule of Investments. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. A Fund could experience delays and costs in gaining access to the collateral. A Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan is shown on the Statements of Assets and Liabilities, if any.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund (except for the KBW International Financial Portfolio) has agreed to pay the Adviser an annual unitary management fee of 0.35% of the Fund’s average daily net assets, and KBW International Financial Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.40% of the Fund’s average daily net assets. Out of unitary management fee, the Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

The Adviser has contractually agreed, through at least August 31, 2015, to waive the advisory fee payable by each Fund in an amount equal to 100% of the net advisory fees the Adviser’s affiliate receives from the affiliated money market funds on investments by a Fund (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the fiscal year ended October 31, 2013, the Adviser waived advisory fees in the following amounts:

KBW Bank Portfolio	$15
KBW High Dividend Yield Financial Portfolio	79
KBW Premium Yield Equity REIT Portfolio	27
KBW Regional Banking Portfolio	3

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with Keefe, Bruyette & Woods, Inc. (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

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Note 4. Investments in Affiliates

Each Fund’s Adviser and Invesco Mortgage Capital, Inc. REIT are wholly-owned subsidiaries of Invesco Ltd., and therefore Invesco Ltd. and Invesco Mortgage Capital, Inc. REIT are considered to be affiliated. The table below shows each Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2013.

KBW Capital Markets Portfolio

	Value October 31, 2012	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2013	Dividend Income
Invesco Ltd.	$66,102	$1,034,996	$(709,883)	$24,660	$62,734	$478,609	$9,736

KBW High Dividend Yield Financial Portfolio

	Value October 31, 2012	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain/(Loss)	Value October 31, 2013	Dividend Income
Invesco Mortgage Capital, Inc. REIT	$8,448,799	$8,047,252	$(4,164,702)	$(3,302,506)	$(96,704)	$8,932,139	$1,082,650

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2013, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2013 and 2012:

	2013		2012
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Return of Capital
KBW Bank Portfolio	$2,132,411	$—	$765,995	$—	$14,995
KBW Capital Markets Portfolio	88,138	—	83,731	—	—
KBW High Dividend Yield Financial Portfolio	17,279,903	—	7,511,559	167,701	—
KBW Insurance Portfolio	71,098	—	382,882	—	—
KBW International Financial Portfolio	81,239	—	71,172	—	—
KBW Premium Yield Equity REIT Portfolio	3,087,120	72,320	455,671	—	109,084
KBW Property & Casualty Insurance Portfolio	270,734	—	71,001	—	—
KBW Regional Banking Portfolio	395,225	—	1,024,305	—	—

45

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
KBW Bank Portfolio	$311,635	$—	$10,642,982	$—	$139,214,404	$150,169,021
KBW Capital Markets Portfolio	16,441	—	686,778	(3,149)	10,578,867	11,278,937
KBW High Dividend Yield Financial Portfolio	—	—	(449,349)	—	234,797,006	234,347,657
KBW Insurance Portfolio	15,389	—	1,369,895	(511)	7,864,768	9,249,541
KBW International Financial Portfolio	21,191	—	53,615	(89,216)	2,579,332	2,564,922
KBW Premium Yield Equity REIT Portfolio	—	—	(4,986,759)	—	73,894,286	68,907,527
KBW Property & Casualty Insurance Portfolio	108,393	26,195	1,824,807	—	18,977,644	20,937,039
KBW Regional Banking Portfolio	108,746	154	2,456,837	—	30,659,762	33,225,499

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following Funds have a capital loss carryforward as of October 31, 2013, which expires as follows:

		Post-effective no expiration
	2019	Short-term	Long-term	Total*	Utilized
KBW Bank Portfolio	$—	$—	$—	$—	$—
KBW Capital Markets Portfolio	—	—	3,149	3,149	11,388
KBW High Dividend Yield Financial Portfolio	—	—	—	—	—
KBW Insurance Portfolio	—	511	—	511	4,979
KBW International Financial Portfolio	10,832	12,796	65,588	89,216	—
KBW Premium Yield Equity REIT Portfolio	—	—	—	—	388,035
KBW Property & Casualty Insurance Portfolio	—	—	—	—	9,892
KBW Regional Banking Portfolio	—	—	—	—	—

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Note 7. Investment Transactions

For the fiscal year ended October 31, 2013, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
KBW Bank Portfolio	$9,378,222	$9,544,215
KBW Capital Markets Portfolio	2,634,159	3,172,330
KBW High Dividend Yield Financial Portfolio	80,164,450	79,178,590
KBW Insurance Portfolio	160,555	153,368
KBW International Financial Portfolio	249,240	253,394
KBW Premium Yield Equity REIT Portfolio	14,379,039	14,028,575
KBW Property & Casualty Insurance Portfolio	2,429,887	2,361,116
KBW Regional Banking Portfolio	1,702,761	1,706,059

46

For the fiscal year ended October 31, 2013, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
KBW Bank Portfolio	$626,213,564	$676,046,000
KBW Capital Markets Portfolio	22,517,441	14,357,704
KBW High Dividend Yield Financial Portfolio	119,341,737	64,771,372
KBW Insurance Portfolio	5,695,157	—
KBW International Financial Portfolio	2,294,234	1,191,097
KBW Premium Yield Equity REIT Portfolio	94,214,562	51,929,054
KBW Property & Casualty Insurance Portfolio	28,969,461	14,368,060
KBW Regional Banking Portfolio	50,017,662	41,432,654

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2013, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Deprecation)
KBW Bank Portfolio	$142,850,839	$10,642,982	$10,669,730	$(26,748)
KBW Capital Markets Portfolio	10,589,335	686,778	753,453	(66,675)
KBW High Dividend Yield Financial Portfolio	234,624,168	(449,349)	16,673,021	(17,122,370)
KBW Insurance Portfolio	7,877,611	1,369,895	1,409,839	(39,944)
KBW International Financial Portfolio	2,508,475	53,615	197,706	(144,091)
KBW Premium Yield Equity REIT Portfolio	73,895,304	(4,986,759)	513,173	(5,499,932)
KBW Property & Casualty Insurance Portfolio	19,119,634	1,824,807	1,872,088	(47,281)
KBW Regional Banking Portfolio	33,606,072	2,456,837	2,747,818	(290,981)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on October 31, 2013, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2013, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
KBW Bank Portfolio	$1,760	$(22,782,593)	$22,780,833
KBW Capital Markets Portfolio	4,345	(1,208,026)	1,203,681
KBW High Dividend Yield Financial Portfolio	659,708	(7,943,167)	7,283,459
KBW Insurance Portfolio	—	—	—
KBW International Financial Portfolio	1,842	(188,628)	186,786
KBW Premium Yield Equity REIT Portfolio	1,220,412	(7,350,455)	6,130,043
KBW Property & Casualty Insurance Portfolio	—	(1,582,516)	1,582,516
KBW Regional Banking Portfolio	—	(3,284,843)	3,284,843

Note 9. Trustees’ Fees

The Funds compensate each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”). The Adviser, as a result of the unitary management fee, pays for such compensation. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

47

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

Each Fund may issue Shares in advance of receipt of a basket of securities (“Deposit Securities”) subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in a Fund’s Shares are disclosed in detail on the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 12. Subsequent Event

At a meeting held on December 17, 2013, the Board of Trustees of the Trust approved the liquidation of KBW International Financial Portfolio, which is expected to commence on February 18, 2014. Investors, who have elected not to sell their shares before February 18, 2014, will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, on or about February 25, 2014.

48

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares KBW Bank Portfolio, PowerShares KBW Capital Markets Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW Insurance Portfolio, PowerShares KBW International Financial Portfolio, PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW Property & Casualty Insurance Portfolio and PowerShares KBW Regional Banking Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations for the year then ended, the change in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 12 of the Notes to Financial Statements, the PowerShares KBW International Financial Portfolio will liquidate after the close of business on February 18, 2014.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2013

49

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2013:

	Qualified Dividend Income*	Corporate Dividends-Received Deduction*
KBW Bank Portfolio	88%	89%
KBW Capital Markets Portfolio	100%	99%
KBW High Dividend Yield Financial Portfolio	100%	100%
KBW Insurance Portfolio	100%	97%
KBW International Financial Portfolio	100%	0%
KBW Premium Yield Equity REIT Portfolio	2%	2%
KBW Property & Casualty Insurance Portfolio	100%	71%
KBW Regional Banking Portfolio	100%	97%

KBW Premium Yield Equity REIT Portfolio designates $72,320 as a long-term capital gain distribution for the year end October 31, 2013.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
KBW Bank Portfolio	$—	$—
KBW Capital Markets Portfolio	—	—
KBW High Dividend Yield Financial Portfolio	—	—
KBW Insurance Portfolio	—	—
KBW International Financial Portfolio	71,524	7,238
KBW Premium Yield Equity REIT Portfolio	—	—
KBW Property & Casualty Insurance Portfolio	—	—
KBW Regional Banking Portfolio	—	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

50

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of PowerShares Exchange-Traded Fund Trust II (the “Trust”) was held on June 20, 2013. The Meeting was held for the following purpose:

To elect eight (8) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Withheld
Ronn R. Bagge	628,921,250	12,822,218
Todd J. Barre	629,073,526	12,669,942
Kevin M. Carome	628,957,390	12,786,078
Marc M. Kole	628,898,800	12,844,668
Yung Bong Lim	628,740,078	13,003,390
Philip M. Nussbaum	628,976,848	12,766,620
Gary R. Wicker	628,980,916	12,762,552
Donald H. Wilson	628,627,875	13,115,593

51

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by each Trustee are shown below.

The Trustees and officers information is current as of October 31, 2013.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	115	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	115	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	115	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	115	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	115	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

52

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	115	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	115	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

53

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Advisers, Inc., Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	115	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

54

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

*	This is the period for which the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

55

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

56

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(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net assets value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2013 Invesco PowerShares Capital Management LLC		P-KBW-AR-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2013

2013 Annual Report to Shareholders

BKLN	PowerShares Senior Loan Portfolio

2

The Market Environment

Fixed Income

Accommodative global central bank policies during the latter part of 2012 helped support international bond investor risk appetites early in the reporting period. At the same time, the yield premiums (“credit spreads”) demanded by investors for accepting credit risk were driven lower as sentiment improved and the appetite for credit risk flourished. In this environment, emerging market debt and below investment grade corporate bonds were in demand and performed well. Though economic data looked increasingly positive, notable headwinds to global economic growth endured and developed markets gross domestic product expectations remained modest. For U.S. investors, international fixed income returns began a downturn as we moved into calendar year 2013, as rising intermediate-long term global interest rates, languid corporate credit spreads, and a strengthening U.S. dollar each contributed in their own way to weak returns for international bond holdings. Perhaps counter intuitively, Japanese interest rates reached new lows at the beginning of 2013, but the simultaneous weakening of the JPY/USD led to notably negative total returns for U.S. investors in Japanese government bonds during this period. Then in March 2013, the Cypriote banking crisis caused a flight to safety to the short end of yield curves for global bond investors, which drove German and Swiss two-year bond prices high enough to push their yields into negative territory, but at the expense of intermediate & longer term bonds. By May/June of 2013, global capital markets began a widespread sell-off following Federal Reserve (the “Fed”) Chairman Ben Bernanke’s comments about the intent to reduce the Fed’s program of quantitative easing (QE). Few asset classes were immune from this broad sell-off and the volatile emerging market debt markets suffered notably during this period as investor risk aversion escalated and poor liquidity conditions negatively impacted prices for emerging market debt positions. The market volatility experienced as we entered the second half of the reporting period caused many U.S. and international bond market segments to turn negative for the period to date. Global financial markets stabilized in mid-summer; however, August brought more selling in the equity and bond markets and yields continued their upward trend. International fixed-income indexes recouped some of their losses as we approached the end of the fund year, but generally remained below breakeven levels for U.S. investors. Falling intermediate-long-term global interest rates following the Fed’s September announcement that it was holding the course on its QE program benefited the U.S. and international fixed income market returns. The Fed’s position was that key economic variables had not reached levels indicative of the economic strength to warrant tapering its QE program. Government yields in the U.S, Europe and Japan fell through October which helped U.S. and international fixed income indexes close out the fund year on a positive note, with additional gains coming from tightening corporate credit spreads and renewed investor interest in emerging markets debt. As the period ended, peripheral European bonds outperformed, the Japanese economy continued to show growth in response to policy actions, and European growth appeared to be gaining a stronger foothold.

3

BKLN	Manager’s Analysis
PowerShares Senior Loan Portfolio (BKLN)

As an index fund, the PowerShares Senior Loan Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Index”). The Fund generally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans that comprise the Index. Invesco PowerShares Capital Management LLC (the “Adviser”) and the Fund’s sub-adviser, Invesco Senior Secured Management, Inc., define senior loans to include loans referred to as leveraged loans, bank loans and/or floating rate loans. Banks and other lending institutions generally issue senior loans to corporations, partnerships or other entities (“borrowers”). These borrowers operate in a variety of industries and geographic regions, including foreign countries.

Standard & Poor’s Financial Services LLC, the Index provider, compiles, maintains and calculates the Index, which tracks the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. A leveraged loan is rated below investment grade quality or is unrated but deemed to be of comparable quality. The Fund will invest in loans that are expected to be below investment grade quality and to bear interest at a floating rate that periodically resets. The Index may include, and the Fund may acquire and retain, loans of borrowers that have filed for bankruptcy protection. The Fund also may invest up to 20% of its assets in closed-end funds that invest all or a portion of their assets in senior loans and in other liquid instruments such as high yield securities (commonly known as “junk bonds”). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 4.61%. On a net asset value (“NAV”) basis, the Fund returned 4.70%. During the same time period, the Index returned 5.21%. The majority of the Fund’s underperformance compared to the Index during this period is due to fees and operating expenses incurred by the Fund.

During this same time period, the Barclays U.S. Aggregate Index (the “Benchmark Index”) returned (1.08)%. The Benchmark Index is an unmanaged index weighted by market capitalization of approximately 8,625 fixed-income securities. The Fund provided this comparative Benchmark Index to help investors better understand how the investment results of the Fund compare to the performance of a benchmark representative of the U.S. investment-grade, fixed-rate bond market. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison as a useful measure for investors as a broad representation of the U.S. bond market.

Despite the unpredictability of Fed Policy throughout the year, the loan market performed well, as evidenced by the Fund’s return, on a NAV basis, of 4.70% for the fiscal year ended October 31, 2013. The strong demand for floating rate assets, such as those loans held in the Fund’s portfolio, has dominated the marketplace, benefiting the Fund compared to the Benchmark Index. Plus, stable corporate fundamentals have supported credit in general. While loans experienced some low levels of volatility as a result of the tapering discussions by the Fed, the loan market was the best performing fixed-income asset class during the May through August period. In addition to strong performance, the loan market has also realized significant growth throughout the year. The broad loan market grew approximately $100 billion on a year to date basis to over $650 billion.

For the fiscal year ended October 31, 2013, the media industry contributed most significantly to the Fund’s return, followed by the software and health-care services industries, respectively. The aerospace & defense industry detracted most significantly from the Fund’s return, followed by the retail and machinery-diversified industries, respectively.

Positions that contributed most significantly to the Fund’s return included Tribune Co., Term Loan B (no longer held) and First Data Corp. (1.7% of net assets at October 31, 2013). Positions that detracted most significantly from the Fund’s return included Hawker Beechcraft, Term Loan B (no longer held) and Getty Images, Inc., Term Loan (0.8% of net assets at October 31, 2013).

Credit Quality Rating Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Baa2	0.9
Baa3	2.1
Ba1	7.3
Ba2	15.4
Ba3	21.1
B1	32.1
B2	8.4
B3	1.1
Caa1	3.3
Caa3	3.1
Not Rated	0.5
Money Market Fund Plus Other Assets Less Liabilities	4.7

4

BKLN	Manager’s Analysis (continued)
PowerShares Senior Loan Portfolio (BKLN)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Fortescue Metals Group Ltd., 5.250%, 10/18/17, Term Loan	1.9
Asurion Corp., 4.500%, 05/24/19, Term Loan B1	1.9
HJ Heinz Co., 3.500%, 06/05/20, Term Loan B2	1.8
First Data Corp., 6.750%, 11/01/20	1.7
Intelsat Jackson Holdings S.A., 4.250%, 04/02/18, Term Loan B1	1.5
Chrysler Group LLC, 4.250%, 05/24/17, Term Loan B	1.5
Valeant Pharmaceuticals International, Inc., 4.500%, 08/05/20, Term Loan B	1.4
HJ Heinz Co., 3.250%, 06/07/19, Term Loan B1	1.4
Biomet, Inc., 3.690%, 07/25/17, Term Loan B2	1.4
Clear Channel Communications, Inc., 3.818%, 01/29/16, Term Loan B	1.4
Total	15.9

5

PowerShares Senior Loan Portfolio (BKLN) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	Fund Inception†
Index		Avg. Ann.††	Cumulative
S&P/LSTA U.S. Leveraged Loan 100 Index	5.21%	4.66%	12.86%
Barclays U.S. Aggregate Index	(1.08)	4.16	11.45
Fund
Fund NAV Return	4.70	4.36	12.05
Market Price Return	4.61	4.20	11.59

Fund Inception: March 3, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.66% includes the unitary management fee of 0.65% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average Annualized.

6

Fees and Expenses

As a shareholder of the PowerShares Senior Loan Portfolio (the “Fund”), a series of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2013.

In pursuing its investment objective, the Fund may invest a portion of its assets in investment companies. The Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. The effects of such expenses are included in the Fund’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares Senior Loan Portfolio (BKLN)
Actual	$1,000.00	$1,006.46	0.65%	$3.29
Hypothetical (5% return before expenses)	1,000.00	1,021.93	0.65	3.31

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2013. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

7

Schedule of Investments

PowerShares Senior Loan Portfolio (BKLN)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans—86.1%(a)(b)
	Advertising—0.8%
$55,623,179	Getty Images, Inc., Term Loan	4.750%	10/18/19	$49,044,069

	Aerospace/Defense—2.3%
51,609,925	Accudyne Industries LLC, Term Loan (Luxembourg)	4.000	12/13/19	51,674,438
8,964,887	Sequa Corp., Term Loan	5.250	06/19/17	9,049,874
77,941,417	TransDigm, Inc., Term Loan C	3.750	02/28/20	78,169,006

				138,893,318

	Airlines—0.6%
35,883,600	Delta Air Lines, Inc., Term Loan	4.250	04/20/17	36,155,777

	Auto Manufacturers—1.5%
88,540,301	Chrysler Group LLC, Term Loan B (Italy)	4.250	05/24/17	89,481,042

	Auto Parts & Equipment—0.8%
	Federal-Mogul Corp.
30,873,027	Term Loan B	2.120	12/29/14	30,635,922
17,618,313	Term Loan C	2.120	12/28/15	17,483,005

				48,118,927

	Chemicals—3.3%
69,298,293	DuPont Performance Coatings, Inc., Term Loan B (Netherlands)	4.750	02/01/20	70,128,487
55,701,668	Ineos Holdings Ltd., Term Loan (Switzerland)	4.000	05/04/18	55,973,492
77,507,497	Univar, Inc., Term Loan B	5.000	06/30/17	76,478,197

				202,580,176

	Coal—0.8%
48,434,454	Arch Coal, Inc., Term Loan	5.750	05/16/18	47,092,577

	Commercial Services—5.5%
38,798,407	Ceridian Corp., Term Loan	4.420	05/09/17	39,069,996
25,908,243	Envision Healthcare Group, Term Loan	4.000	05/25/18	26,075,610
34,199,370	Hertz Corp. (The), Term Loan B2	3.000	03/11/18	34,284,868
34,524,377	Interactive Data Corp., Term Loan B	3.750	02/11/18	34,563,217
52,161,464	KAR Auction Services, Inc., Term Loan	3.750	05/19/17	52,487,473
48,781,949	Laureate Education, Inc., Extended Term Loan	5.000	06/15/18	49,168,057
40,735,835	Pharmaceutical Product Development, Inc., Term Loan	4.250	12/05/18	41,185,559
60,448,393	Weight Watchers International, Inc., Term Loan B2 (Luxembourg)	3.750	04/02/20	55,782,684

				332,617,464

	Computers—1.7%
44,827,403	CDW LLC, Term Loan	3.500	04/29/20	44,743,576
	SunGard Data Systems, Inc.
1,178,867	Term Loan C	3.924	02/28/17	1,183,275
58,288,424	Term Loan E	4.000	03/08/20	58,805,734

				104,732,585

	Diversified Financial Services—2.7%
77,303,393	Nuveen Investments, Inc., Term Loan B	4.168	05/13/17	77,035,537
15,944,937	Ocwen Loan Serving LLC, Term Loan	5.000	02/15/18	16,186,104
19,923,208	Pinafore, LLC, Term Loan B2 (Netherlands)	3.750	09/29/16	20,022,824
50,564,591	Walter Investment Management Corp., Term Loan B	5.750	11/28/17	51,159,737

				164,404,202

	Electric—3.4%
62,384,272	NRG Energy, Inc., Term Loan	2.750	07/01/18	62,467,243
	Texas Competitive Electric Holdings Co. LLC
103,553,410	Extended Term Loan	4.700	10/10/17	69,251,343
110,447,680	Term Loan	3.700	10/10/14	74,667,602

				206,386,188

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans (continued)
	Entertainment—0.7%
$43,209,397	SeaWorld Parks & Entertainment, Inc., Term Loan B2	3.000%	05/14/20	$42,885,326

	Environmental Control—0.9%
55,682,211	ADS Waste Holdings, Inc., Term Loan B	4.250	10/09/19	56,104,839

	Food—9.0%
	ARAMARK Corp.
781,962	Extended LOC 2	3.668	07/26/16	786,748
47,007	Extended LOC 3	3.668	07/26/16	47,295
24,100,025	Extended Term Loan B	3.703	07/26/16	24,247,517
51,596,360	Term Loan C	3.748	07/26/16	51,912,129
34,970,656	Term Loan D	4.000	09/09/19	35,134,668
77,638,207	Del Monte Foods Co., Term Loan	4.000	03/08/18	77,824,150
	HJ Heinz Co.
85,153,427	Term Loan B1	3.250	06/07/19	85,751,629
108,737,500	Term Loan B2	3.500	06/05/20	109,698,740
48,256,755	Pinnacle Foods Finance LLC, Term Loan G	3.250	04/29/20	48,293,189
45,339,185	SUPERVALU, Inc., Term Loan	5.000	03/21/19	45,707,566
65,580,961	US Foods, Inc., Term Loan	4.500	03/31/19	65,917,064

				545,320,695

	Healthcare-Products—3.2%
84,492,196	Biomet, Inc., Term Loan B2	3.690	07/25/17	85,214,182
54,828,806	CareStream Health, Inc., Term Loan (Canada)	5.000	06/07/19	55,541,581
	Kinetic Concepts, Inc. (Guernsey)
5,845,817	Incremental Term Loan D1	4.500	05/04/18	5,926,196
48,049,273	Term Loan D1	4.500	05/04/18	48,679,920

				195,361,879

	Healthcare-Services—4.8%
21,690,704	CHS/Community Health Systems, Inc., Extended Term Loan	3.760	01/25/17	21,789,722
	DaVita, Inc.
32,232,547	Term Loan B	4.500	10/20/16	32,486,378
66,429,117	Term Loan B2	4.000	11/01/19	67,010,371
37,963,703	Drumm Investors LLC, Term Loan	5.000	05/04/18	36,721,911
	HCA, Inc.
62,400,000	Term Loan B4	2.918	05/01/18	62,576,904
36,800,000	Term Loan B5	2.998	03/31/17	36,908,560
35,618,497	Health Management Associates, Inc., Term Loan B	3.500	11/16/18	35,668,007

				293,161,853

	Household Products/Wares—0.2%
14,123,469	Reynolds Group Holdings Ltd., Term Loan (New Zealand)	4.750	09/28/18	14,265,763

	Insurance—1.9%
112,316,098	Asurion Corp., Term Loan B1	4.500	05/24/19	112,534,553

	Internet—0.8%
48,251,062	Zayo Group LLC, Term Loan	4.500	07/02/19	48,562,764

	Investment Companies—0.9%
52,519,727	RPI Finance Trust, Term Loan (Switzerland)	3.500	05/09/18	53,110,574

	Leisure Time—1.6%
49,173,284	Sabre, Inc., Term Loan B	5.250	02/19/19	49,603,550
45,810,360	Travelport LLC, Term Loan	6.250	06/26/19	46,779,020

				96,382,570

	Lodging—2.7%
	Harrah’s Operating Co., Inc.
1,197,583	Term Loan B5	4.488	01/28/18	1,103,022
68,020,323	Term Loan B6	5.488	01/28/18	64,004,403
50,677,237	MGM Resorts International, Term Loan B	3.500	12/20/19	50,736,022

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans (continued)
	Lodging (continued)
$47,782,481	Station Casinos LLC, Term Loan B	5.000%	03/02/20	$48,312,628

				164,156,075

	Machinery-Diversified—0.9%
57,000,000	Gardner Denver, Inc., Term Loan	4.250	07/30/20	57,100,890

	Media—8.7%
27,891,908	Cengage Learning Acquisitions, Inc., Term Loan(c)(d)	—	07/03/14	20,587,854
74,733,230	Cequel Communications LLC, Term Loan	3.500	02/14/19	74,930,900
	Clear Channel Communications, Inc.
84,958,020	Term Loan B	3.818	01/29/16	82,652,260
46,000,000	Term Loan D	6.918	01/30/19	43,855,480
67,830,000	CSC Holdings LLC, Term Loan B	2.668	04/17/20	67,374,522
45,917,807	TWCC Holding Corp., Term Loan	3.500	02/13/17	46,110,432
12,084,997	Univision Communications, Inc., Extended Term Loan	4.500	03/01/20	12,163,066
56,000,000	Virgin Media Investment Holdings Ltd., Term Loan B (United Kingdom)	3.500	06/08/20	56,058,520
74,828,669	VNU, Inc., Term Loan E	2.920	05/01/16	75,235,737
46,967,146	WideOpenWest Finance LLC, Term Loan B	4.750	04/01/19	47,461,475

				526,430,246

	Mining—2.8%
113,615,960	Fortescue Metals Group Ltd., Term Loan (Australia)	5.250	10/18/17	114,036,338
52,278,013	Novelis, Inc., Term Loan (India)	3.750	03/10/17	52,590,636

				166,626,974

	Packaging & Containers—0.6%
38,805,000	Berry Plastics Group, Inc., Term Loan D	3.500	02/08/20	38,729,330

	Pharmaceuticals—3.9%
49,618,484	Grifols, Inc., Term Loan B (Spain)	4.250	06/01/17	50,062,073
43,016,964	NBTY, Inc., Term Loan B2	3.500	10/01/17	43,349,700
55,598,017	Quintiles Transnational Corp., Term Loan B2	4.000	06/08/18	55,968,577
85,072,886	Valeant Pharmaceuticals International, Inc., Term Loan B	4.500	08/05/20	86,337,069

				235,717,419

	Real Estate—1.0%
	Realogy Corp.
1,419,903	Extended Synthetic LOC	4.428	10/10/16	1,436,765
56,068,648	Term Loan B	4.500	03/05/20	56,734,463

				58,171,228

	REITs—0.7%
44,085,043	iStar Financial, Inc., Term Loan	4.500	10/15/17	44,415,681

	Retail—3.9%
56,764,453	Dunkin’ Brands, Inc., Term Loan B3	3.750	02/14/20	57,022,447
65,141,822	JC Penney Corp., Inc., Term Loan	6.000	05/22/18	63,183,008
48,774,950	Michaels Stores, Inc., Term Loan B	3.750	01/28/20	49,043,212
31,799,455	PVH Corp., Term Loan B	3.250	02/13/20	31,936,828
35,882,248	Serta Simmons Holdings LLC, Term Loan	5.000	10/01/19	36,161,591

				237,347,086

	Semiconductors—1.1%
64,946,708	Freescale Semiconductor, Inc., Term Loan B4	5.000	02/28/20	65,665,344

	Software—5.2%
80,000,000	BMC Software Finance, Inc., Term Loan	5.000	09/10/20	80,920,000
	First Data Corp.
28,703,323	Term Loan	4.170	03/24/17	28,782,975
36,750,000	Term Loan	4.170	03/23/18	36,845,183
51,145,856	IMS Health, Inc., Term Loan B1	3.750	09/01/17	51,513,339
73,291,220	Infor, Inc., Term Loan B2	5.250	04/05/18	74,003,977

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Senior Floating Rate Loans (continued)
	Software (continued)
$41,721,849	RP Crown Parent LLC, Term Loan	6.750%	12/21/18	$42,206,865

				314,272,339

	Telecommunications—7.2%
52,912,347	Alcatel-Lucent USA, Inc., Term Loan (France)	5.750	01/30/19	53,775,083
34,183,931	Avaya, Inc., Term Loan B3	4.762	10/26/17	31,699,443
7,880,250	Cricket Communications, Inc., Term Loan C	4.750	03/08/20	7,931,629
66,414,555	Crown Castle Operating Co., Term Loan B	3.250	01/31/19	66,443,113
92,874,110	Intelsat Jackson Holdings S.A., Term Loan B1 (United Kingdom)	4.250	04/02/18	93,560,914
51,511,703	Telesat Canada, Term Loan B2	3.500	03/28/19	51,866,104
31,014,821	UPC Financing Partnership, Term Loan (United Kingdom)	3.250	06/30/21	30,901,772
62,213,061	West Corp., Term Loan B8	3.750	06/30/18	62,520,393
35,764,825	Windstream Corp., Term Loan B4	3.500	01/23/20	35,898,943

				434,597,394

	Total Senior Floating Rate Loans (Cost $5,256,333,469)			5,220,427,147

	Corporate Bonds—9.2%
	Chemicals—0.4%
20,000,000	Ineos Finance PLC (Switzerland)(e)	7.500	05/01/20	21,950,000

	Electric—0.7%
74,000	Calpine Corp.(e)	7.875	01/15/23	80,845
57,951,000	Texas Competitive Electric Holdings Co. LLC(e)	11.500	10/01/20	41,579,843

				41,660,688

	Healthcare-Services—1.7%
74,151,000	CHS/Community Health Systems, Inc.	5.125	08/15/18	77,302,417
1,111,000	HCA, Inc.	6.500	02/15/20	1,238,765
27,500,000	HCA, Inc.	4.750	05/01/23	26,571,875

				105,113,057

	Household Products/Wares—0.8%
1,500,000	Reynolds Group Holdings Ltd. (New Zealand)	7.125	04/15/19	1,608,750
3,000,000	Reynolds Group Holdings Ltd. (New Zealand)	7.875	08/15/19	3,330,000
44,500,000	Reynolds Group Holdings Ltd. (New Zealand)	5.750	10/15/20	46,168,750

				51,107,500

	Leisure Time—0.1%
4,000,000	Sabre, Inc.(e)	8.500	05/15/19	4,415,000

	Media—2.5%
15,000,000	Cengage Learning Acquisitions, Inc.(c)(d)(e)	—	04/15/20	11,175,000
70,174,000	Clear Channel Communications, Inc.	9.000	12/15/19	71,577,480
43,777,000	Univision Communications, Inc.(e)	6.875	05/15/19	47,388,603
12,500,000	Univision Communications, Inc.(e)	6.750	09/15/22	13,687,500
10,000,000	Univision Communications, Inc.(e)	5.125	05/15/23	9,950,000

				153,778,583

	Semiconductors—0.1%
5,000,000	Freescale Semiconductor, Inc.(e)	5.000	05/15/21	4,875,000

	Software—1.9%
11,940,000	First Data Corp.(e)	7.375	06/15/19	12,910,125
96,695,000	First Data Corp.(e)	6.750	11/01/20	102,859,306

				115,769,431

	Telecommunications—1.0%
26,600,000	Avaya, Inc.(e)	7.000	04/01/19	25,536,000
6,245,000	UPCB Finance III Ltd. (United Kingdom)(e)	6.625	07/01/20	6,697,762

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

PowerShares Senior Loan Portfolio (BKLN) (continued)

October 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Bonds (continued)
	Telecommunications (continued)
$25,525,000	Virgin Media Secured Finance PLC (United Kingdom)	6.500%	01/15/18	$26,609,813

				58,843,575

	Total Corporate Bonds (Cost $553,275,958)			557,512,834

Number of Shares
	Money Market Fund—6.6%
402,968,909	Premier Portfolio—Institutional Class(f) (Cost $402,968,909)			402,968,909

	Total Investments (Cost $6,212,578,336)—101.9%			6,180,908,890
	Other assets less liabilities—(1.9)%			(116,197,998)

	Net Assets—100.0%			$6,064,710,892

Investment Abbreviations:

LOC—Line of Credit

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate loans will have an expected average life of three to five years.
(b)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933 (the “1933 Act”), as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at October 31, 2013 was $31,762,854, which represented 0.52% of the Fund’s net assets.
(d)	The borrower has filed for protection in federal bankruptcy court.
(e)	Security purchased or received in a transaction exempt from registration under the 1933 Act, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2013 was $303,104,984 which represented 5.00% of the Fund’s Net Assets.
(f)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Statement of Assets and Liabilities

October 31, 2013

PowerShares Senior Loan Portfolio (BKLN)
Assets:
Unaffiliated investments, at value	$5,777,939,981
Affiliated investments, at value	402,968,909

Total investments, at value	6,180,908,890
Cash	143,444,385
Receivables:
Interest	26,606,371
Shares sold	24,814,210
Investments sold	13,794,726

Total Assets	6,389,568,582

Liabilities:
Payables for investments purchased	321,640,288
Accrued unitary management fees	3,200,952
Accrued expenses	16,450

Total Liabilities	324,857,690

Net Assets	$6,064,710,892

Net Assets Consist of:
Shares of beneficial interest	$6,102,370,054
Undistributed net realized gain (loss)	(5,989,716)
Net unrealized appreciation (depreciation)	(31,669,446)

Net Assets	$6,064,710,892

Shares outstanding (unlimited amount authorized, $0.01 par value)	244,700,100
Net asset value	$24.78

Market price	$24.83

Unaffiliated investments, at cost	$5,809,609,427

Affiliated investments, at cost	$402,968,909

Total investments, at cost	$6,212,578,336

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Statement of Operations

For the year ended October 31, 2013

PowerShares Senior Loan Portfolio (BKLN)
Investment Income:
Interest income	$176,196,157
Unaffiliated dividend income	41,230
Affiliated dividend income	10,218

Total Income	176,247,605

Expenses:
Unitary management fees	23,127,798
Proxy	74,080

Total Expenses	23,201,878

Waivers	(55,785)

Net Expenses	23,146,093

Net Investment Income	153,101,512

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment securities	(2,958,788)
Net change in unrealized appreciation (depreciation) on investment securities .	(33,006,928)

Net realized and unrealized gain (loss)	(35,965,716)

Net increase in net assets resulting from operations	$117,135,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Statement of Changes in Net Assets

For the years ended October 31, 2013 and 2012

	PowerShares Senior Loan Portfolio (BKLN)
	2013	2012
Operations:
Net investment income	$153,101,512	$23,757,977
Net realized gain (loss)	(2,958,788)	(736,100)
Net change in unrealized appreciation (depreciation)	(33,006,928)	7,628,921

Net increase in net assets resulting from operations	117,135,796	30,650,798

Distributions to Shareholders from:
Net investment income	(153,098,112)	(23,645,550)
Return of capital	(3,301,068)	(31,153)

Total distributions to shareholders	(156,399,180)	(23,676,703)

Shareholder Transactions:
Proceeds from shares sold	5,096,947,295	1,029,719,077
Value of shares repurchased	(194,926,250)	(9,587,500)
Transaction fees	6,141,810	2,769,184

Net increase in net assets resulting from shares transactions	4,908,162,855	1,022,900,761

Increase in Net Assets	4,868,899,471	1,029,874,856

Net Assets:
Beginning of year	1,195,811,421	165,936,565

End of year	$6,064,710,892	$1,195,811,421

Undistributed net investment income at end of year	$—	$—

Changes in Shares Outstanding:
Shares sold	204,300,000	41,800,000
Shares repurchased	(7,900,000)	(400,000)
Shares outstanding, beginning of year	48,300,100	6,900,100

Shares outstanding, end of year	244,700,100	48,300,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Statement of Cash Flows

For the year ended October 31, 2013

PowerShares Senior Loan Portfolio (BKLN)
CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$117,135,796

ADJUSTMENTS TO RECONCILE THE CHANGE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net realized loss on investments	2,958,788
Net change in unrealized depreciation on investments	33,006,928
Amortization of premiums and accretion of discounts on investments	(13,283,282)
Purchases of investments	(6,238,185,207)
Proceeds from disposition of investments sold	1,627,823,600
Net cash paid for purchases, sales, and maturities of short-term investments	(182,234)
Increase in interest receivable	(23,270,886)
Increase in receivable for investments sold	(13,794,726)
Increase in payable for investments purchased	134,264,001
Increase in payable for accrued unitary management fees	2,619,049
Increase in payable for accrued expenses	16,450

Net cash provided by (used) in operating activities	(4,370,891,723)

CASH PROVIDED BY FINANCING ACTIVITIES:
Decrease in payable for amount due custodian	(2,665,955)
Distributions paid to shareholders	(156,399,180)
Proceeds from shares of beneficial interest sold	5,072,133,085
Disbursements for shares of beneficial interest repurchased	(194,926,250)
Net proceeds from transaction fees	6,141,810

Net cash provided by financing activities	4,724,283,510

Net increase in cash and cash equivalents	353,391,787

Cash and cash equivalents at beginning of year	193,021,507

Cash and cash equivalents at end of year	$546,413,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Financial Highlights

PowerShares Senior Loan Portfolio (BKLN)

	Year Ended October 31,			For the Period March 1, 2011(a) Through October 31, 2011
	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$24.76	$24.05		$25.00
Net investment income(b)	1.06	1.21		0.69
Net realized and unrealized gain (loss) on investments	0.04	0.58		(1.05)
Total from investment operations	1.10	1.79		(0.36)
Distributions to shareholders from:
Net investment income	(1.10)	(1.22)		(0.59)
Return of capital	(0.02)	(0.00	)(c)	—
Total distributions	(1.12)	(1.22)		(0.59)
Transaction fees(b)	0.04	0.14		—
Net asset value at end of period	$24.78	$24.76		$24.05
Market price at end of period(d)	$24.83	$24.83		$24.02
Net Asset Value Total Return(e)	4.70%	8.26%		(1.44	)%(f)
Market Price Total Return(e)	4.61%	8.67%		(1.57	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$6,064,711	$1,195,811		$165,937
Ratio to average net assets of:
Expenses, after Waivers(g)	0.65%	0.65%		0.65	%(h)
Expenses, prior to Waivers(g)	0.65%	0.67%		0.75	%(h)
Expenses, including interest expenses	0.65%	0.65%		0.65	%(h)
Net investment income, after Waivers and Interest Expenses	4.30%	5.00%		4.30	%(h)
Portfolio turnover rate(i)	47%	49%		49%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (March 3, 2011, the first day of trading on the Exchange) to October 31, 2011 was (1.16)%. The market price total return from Fund Inception to October 31, 2011 was (1.84)%.
(g)	In addition to the fees and expenses, which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment company expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the funds that the Fund invests in. The effects of the investment companies’ expenses are included in the Fund’s total return.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2013

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2013, the Trust offered fifty-six portfolios. This report includes the following portfolio:

Full Name	Short Name
PowerShares Senior Loan Portfolio (BKLN)	“Senior Loan Portfolio”

The portfolio (the “Fund”) represents a separate series of the Trust. The shares of the Fund are referred to herein as “Shares” or “Fund’s Shares.” The Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market prices of the Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally for cash only. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Fund.

The investment objective of the Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of the S&P/LSTA U.S. Leveraged Loan 100 Index (the “Underlying Index”).

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity

18

securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Fund’s Underlying Index. Therefore, the Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. The Fund’s use of a representative sampling approach will result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development respecting to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Cash Transaction Risk. Unlike most exchange-traded funds (“ETFs”), the Fund currently effects creations and redemptions principally for cash, rather than primarily in-kind, because of the nature of the Fund’s investments. As such, investments in the Fund’s Shares may be less tax efficient than investments in conventional ETFs.

19

High Yield Securities Risk. High yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

Risk of Investing in Loans. Investments in loans are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a loan resulting from changes in the general level of interest rates. Credit risk refers to the possibility that the borrower of a loan will be unable and/or unwilling to make timely interest payments and/or repay the principal on its obligation. Default in the payment of interest or principal on a loan will result in a reduction in the value of the loan and consequently a reduction in the value of the Fund’s investments and a potential decrease in the NAV of the Fund. Although the loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund’s access to the collateral may be limited by bankruptcy or other insolvency loans and, therefore, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.

There is no organized exchange on which loans are traded and reliable market quotations may not be readily available. Therefore, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market and the Fund may not realize full value in the event of the need to sell a loan. To the extent that a secondary market does exist for certain loans, the market may be subject to volatility, irregular trading activity, wide bid/ask spreads, decreased liquidity and extended trade settlement periods. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund, such as invalidation of loans or causing interest previously paid to be refunded to the borrower. Investments in loans also are subject to the risk of changes in legislation or state or federal regulations. If such legislation or regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. Many loans are not registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission and often are not rated by any nationally recognized rating service. Generally, there is less readily available, reliable information about most loans than is the case for many other types of securities. Although a loan may be senior to equity and other debt securities in a borrower’s capital structure, such obligations may be structurally subordinated to obligations of the borrower’s subsidiaries.

C. Cash and Cash Equivalents

For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

D. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities prior to the settlement date.

E. Federal Income Taxes

The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for losses deferred due to wash sales and passive foreign investment company adjustments, if any.

The Fund files U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

20

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

G. Expenses

The Fund has agreed to pay an annual unitary management fee to the Adviser. The Adviser has agreed to pay substantially all expenses of the Fund, including the payments to Invesco Senior Secured Management, Inc. (the “Sub-Adviser”), set-up fees and commitment fees associated with the line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

To the extent the Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies expenses are included in the realized and unrealized gain (loss) on the investments in the investment companies.

H. Dividends and Distributions to Shareholders

The Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on ex-dividend date. Generally, the Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a tax return of capital at fiscal period-end.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Fund’s investments, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, the Fund has agreed to pay the Adviser an annual unitary management fee of 0.65% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Fund, including payments to the Sub-Adviser, set-up fees and commitment fees associated with the Fund’s line of credit and the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest (including interest expenses associated with the line of credit), litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

The Adviser has entered into a sub-advisory agreement with the Sub-Adviser, the primary sub-adviser to the Fund. The sub-advisory fee is paid by the Adviser to the Sub-Adviser at the annual rate of 40% of compensation paid to the Adviser from the Fund.

The Adviser has contractually agreed, through at least August 31, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser’s affiliate receives from the affiliated money market funds on investments by the Fund (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the fiscal year ended October 31, 2013, the Adviser waived advisory fees of $55,785.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for the Fund. The Distributor does not maintain a secondary market in the Shares. The Fund is not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for the Fund with Standard & Poor’s (the “Licensor”). The Underlying Index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use with the Fund. The Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Fund is not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor make no representation regarding the advisability of investing in the Fund.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for the Fund.

Note 4. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

21

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Senior Floating Rate Loans	$—	$5,220,427,147	$—	$5,220,427,147
Corporate Bonds	—	557,512,834	—	557,512,834
Money Market Fund	402,968,909	—	—	402,968,909

Total Investments	402,968,909	5,777,939,981	—	6,180,908,890

Note 5. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2013 and 2012:

	2013	2012
Ordinary Income	153,098,112	23,645,550
Return of Capital	3,301,068	31,153

Tax Components of Net Assets at Fiscal Year-End:

Undistributed Ordinary Income	$—
Net Unrealized Appreciation (Depreciation) Investments	(31,669,446)
Capital Loss Carryforward	(5,989,716)
Shares of Beneficial Interest	6,102,370,054

Total Net Assets	$6,064,710,892

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a short-term capital loss carryforward in the amount of $5,989,716 as of October 31, 2013, which is not subject to expiration.

Note 6. Investment Transactions

The aggregate amount of investment securities purchased and sold by the Fund during the fiscal year ended October 31, 2013 was $6,238,185,207 and $1,627,823,600 respectively.

At October 31, 2013, the aggregate cost and the net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$25,922,097
Aggregate unrealized (depreciation) of investment securities	(57,591,543)

Net unrealized appreciation (depreciation) of investment securities	$(31,669,446)

Cost of investments for tax and financial reporting purposes is the same.

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Note 7. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions on October 31, 2013, undistributed net investment income (loss) was decreased by $3,400, and shares of beneficial interest was increased by $3,400. These reclassifications had no effect on the net assets of the Fund.

Note 8. Trustees’ Fees

The Fund compensates each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”). The Adviser, as a result of the unitary management fee, pays for such compensation. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 9. Senior Loan Participation Commitments

The Fund may invest in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

During the fiscal year ended October 31, 2013, there were no interests in Senior Loans purchased by the Fund on a participation basis.

Note 10. Borrowing

The Fund is a party to a committed line of credit facility with a syndicate administered by State Street Bank and Trust Company. The Fund may borrow up to the lesser of (1) $500,000,000, or (2) the limits set by its prospectus for borrowings. The Adviser, on behalf of the Fund, pays a commitment fee of 0.125% and an upfront fee of 0.05% on the committed amount. In case of borrowings from the line of credit, the Fund pays the associated interest expenses.

During the fiscal year ended October 31, 2013, there were no outstanding borrowings from the line of credit.

Note 11. Capital

Shares are created and redeemed by the Fund only in Creation Units of 100,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. Unlike most ETFs, the Fund currently effects creations and redemptions principally for cash, rather than primarily in-kind because of the nature of the Fund’s investments.

The Fund charges fixed and variable transaction fees for creations and redemptions, which are treated as increases in capital, which are shown in the Statement of Changes in Net Assets as Transaction fees.

The Fund may issue Shares in advance of receipt of a basket of securities (“Deposit Securities”) subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Fund’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Transactions in the Fund’s Shares are disclosed in detail on the Statement of Changes in Net Assets.

Note 12. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and cash flows and the financial highlights present fairly, in all material respects, the financial position of PowerShares Senior Loan Portfolio (a portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets and its cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2013

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for the fiscal year ended October 31, 2013:

Federal Income Tax Information

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Qualified Interest Income*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of PowerShares Exchange-Traded Fund Trust II (the “Trust”) was held on June 20, 2013. The Meeting was held for the following purpose:

To elect eight (8) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Withheld
Ronn R. Bagge	628,921,250	12,822,218
Todd J. Barre	629,073,526	12,669,942
Kevin M. Carome	628,957,390	12,786,078
Marc M. Kole	628,898,800	12,844,668
Yung Bong Lim	628,740,078	13,003,390
Philip M. Nussbaum	628,976,848	12,766,620
Gary R. Wicker	628,980,916	12,762,552
Donald H. Wilson	628,627,875	13,115,593

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Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by each Trustee are shown below.

The Trustees and officers information is current as of October 31, 2013.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	115	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	115	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	115	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	115	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	115	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

27

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	115	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	115	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

28

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Advisers, Inc., Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	115	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

29

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

*	This is the period for which the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

30

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of the Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2013 Invesco PowerShares Capital Management LLC		P-BKLN-AR-1
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

October 31, 2013

2013 Annual Report to Shareholders

SPHB	PowerShares S&P 500® High Beta Portfolio

SPHD	PowerShares S&P 500® High Dividend Portfolio

SPLV	PowerShares S&P 500® Low Volatility Portfolio

EEHB	PowerShares S&P Emerging Markets High Beta Portfolio

EELV	PowerShares S&P Emerging Markets Low Volatility Portfolio

IDHB	PowerShares S&P International Developed High Beta Portfolio

IDLV	PowerShares S&P International Developed Low Volatility Portfolio

XMLV	PowerShares S&P MidCap Low Volatility Portfolio

XSLV	PowerShares S&P SmallCap Low Volatility Portfolio

2

The Market Environment

Domestic Equity

The fiscal year ended October 31, 2013, saw slow but steady improvement in the U.S. economy and strong U.S. equity market returns. Businesses and consumers began the reporting period by digesting the results of the 2012 presidential election and contemplating its impact on their wallets. In late 2012 and early 2013, consumer confidence trended higher based on the recovery of the U.S. housing market, but uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress—and implementation of sequestration spending cuts—left many businesses hesitant to spend. Despite these headline events, equity markets focused more on longer term fundamentals. Major U.S. stock market indexes rose throughout 2013, hitting multiyear or all-time highs.1

From late May through June, capital markets declined following Federal Reserve (the “Fed”) Chairman Ben Bernanke’s comments suggesting the time had come to begin reducing the Fed’s extraordinary stimulus policies. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, and despite some volatility in August surrounding a potential U.S. military reaction to instability in Syria, they generally moved higher through the end of the fiscal year.

[1]	Source: Reuters

International Equity

The fiscal year ended October 31, 2013, saw slow but steady improvement in the U.S. economy and strong U.S. and Global equity market returns. Businesses and consumers began the reporting period by digesting the results of the 2012 presidential election and contemplating its impact on their wallets. In late 2012 and early 2013, consumer confidence trended higher based on the recovery of the U.S. housing market, but uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress—and implementation of sequestration spending cuts—left many businesses hesitant to spend. Despite these headline events, equity markets focused more on longer term fundamentals. Major U.S. and Global stock market indexes rose throughout 2013, hitting multiyear or all-time highs.1

From late May through June, capital markets declined following Chairman Ben Bernanke’s comments suggesting the time had come to begin reducing the Fed’s extraordinary stimulus policies. This news, combined with data showing a slowdown in China’s economy, led to a 9% correction in non-U.S. stocks from the mid-May peak of the market. The most significantly impacted segments of the market were interest rate sensitive and commodity related sectors, as well as emerging markets. Markets stabilized in mid-summer and, despite some volatility in August surrounding a potential U.S. military reaction to instability in Syria, they generally moved higher through the end of the fiscal year.

Strong macroeconomic data and a continued reduction in political uncertainty buoyed European equity markets as the period progressed. Indeed, the Eurozone officially exited recession in August-September and, while Fed talk of tapering did unsettle markets initially, ultimately their decision not to taper surprised financial markets, proving supportive for European equities.

Asian equity markets (excluding Japan) experienced a volatile 12-months, but generally ended the period on a positive note. Certain emerging Asian markets struggled, however, on the back of continued sensitivity to the global liquidity environment. While North Asian equity markets proved relatively resilient, those in South Asia were more volatile, with concerns over current account deterioration. This was particularly the case for Indonesia, where the current account deficit widened and the currency weakened markedly against the U.S. dollar.

[1]	Source: Reuters

3

SPHB	Manager’s Analysis
PowerShares S&P 500® High Beta Portfolio (SPHB)

As an index fund, the PowerShares S&P 500® High Beta Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® High Beta Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Standard & Poor’s® (“S&P” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P selects 100 securities from the S&P 500® Index (the “Benchmark Index”) for inclusion in the Index that have the highest sensitivity to market movements, or “beta,” over the past 12 months as determined by the Index Provider. Beta is a measure of relative risk and is the rate of change of a security’s price. The Index includes all of the stocks included in the Benchmark Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 41.10%. On a net asset value (“NAV”) basis, the Fund returned 40.88%. During the same time period, the Index returned 41.32%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 27.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the consumer staples sector during the fiscal year ended October 31, 2013. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the stocks that outperformed in the information technology sector and financials sector.

For the fiscal year ended October 31, 2013, specific stock returns in the financials sector were the most significant contributors to the Fund’s return, followed by specific stock returns in the information technology and energy sectors, respectively. Consumer staples was the only detracting sector.

Positions that contributed most significantly to the Fund’s return included Genworth Financial, Inc. Class A, a financials company (portfolio average weight of 1.57%) and Micron Technology, Inc., an information technology company (portfolio average weight of 1.25%). Positions that detracted most significantly from the Fund’s return included Peabody Energy Corporation, an energy company (portfolio average weight of 0.98%); and Cliffs Natural Resources Inc., a materials company (portfolio average weight of 0.83%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Financials	24.2
Energy	22.1
Consumer Discretionary	14.7
Information Technology	13.5
Materials	11.8
Industrials	11.0
Health Care	2.0
Consumer Staples	0.7
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Genworth Financial, Inc., Class A	1.5
Allegheny Technologies, Inc.	1.4
United States Steel Corp.	1.4
Micron Technology, Inc.	1.3
PulteGroup, Inc.	1.3
Vulcan Materials Co.	1.3
Nabors Industries Ltd.	1.3
Pioneer Natural Resources Co.	1.3
Morgan Stanley	1.3
Gannett Co., Inc.	1.2
Total	13.3

4

PowerShares S&P 500® High Beta Portfolio (SPHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	Fund Inception†
Index		Avg. Ann.††	Cumulative
S&P 500® High Beta Index	41.32%	8.04%	21.19%
S&P 500® Index	27.18	14.15	38.97
Fund
NAV Return	40.88	7.72	20.34
Market Price Return	41.10	7.78	20.52

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

5

SPHD	Manager’s Analysis
PowerShares S&P 500® High Dividend Portfolio (SPHD)

As an index fund, the PowerShares S&P 500® High Dividend Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Standard & Poor’s® (“S&P” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 50 securities in the S&P 500® Index (the “Benchmark Index”) that historically have provided high dividend yields with lower volatility. Strictly in accordance with its guidelines and mandated procedures, S&P identifies from the Benchmark Index the 75 securities with the highest dividend yields over the past 12 months, with no one sector within the Benchmark Index allowed to contribute more than 10 securities. From those securities, S&P selects for inclusion in the Index the 50 securities with the lowest volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Index Provider weights each of the constituent securities in the Index by its dividend yield, with the highest dividend yielding securities receiving the highest weights. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 18.03%. On a net asset value (“NAV”) basis, the Fund returned 17.95%. During the same time period, the Index returned 18.34%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 27.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal year ended October 31, 2013. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the overweight of the utilities sector, as well as the stocks that underperformed in the financials sector.

For the fiscal year ended October 31, 2013, the specific stock returns in the consumer staples sector was the most significant contributor to the Fund’s return, followed by the industrials and financials sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included H&R Block, Inc., a consumer discretionary company (portfolio average weight of 1.16%; no longer held) and Lockheed Martin Corporation, an industrials company (portfolio average weight of 2.08%). Positions that detracted most significantly from the Fund’s return included Exelon Corporation, a utilities company (portfolio average weight of 2.75%); and Diamond Offshore Drilling, Inc., an energy company (portfolio average weight of 1.61%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Utilities	23.9
Financials	18.7
Consumer Staples	16.2
Energy	9.5
Industrials	9.2
Health Care	7.1
Consumer Discretionary	5.0
Telecommunication Services	4.6
Information Technology	3.9
Materials	1.8
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
FirstEnergy Corp.	2.9
Lorillard, Inc.	2.8
Exelon Corp.	2.8
Altria Group, Inc.	2.6
AT&T, Inc.	2.5
Pepco Holdings, Inc.	2.5
Reynolds American, Inc.	2.5
TECO Energy, Inc.	2.5
ConocoPhillips	2.4
PPL Corp.	2.3
Total	25.8

6

PowerShares S&P 500® High Dividend Portfolio (SPHD) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	Fund Inception†
Index		Avg. Ann.††	Cumulative
S&P 500® Low Volatility High Dividend Index	18.34%	15.00%	15.56%
S&P 500® Index	27.18	22.39	23.26
Fund
NAV Return	17.95	14.63	15.18
Market Price Return	18.03	14.70	15.26

Fund Inception: October 18, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

7

SPLV	Manager’s Analysis
PowerShares S&P 500® Low Volatility Portfolio (SPLV)

As an index fund, the PowerShares S&P 500® Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 500® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Standard & Poor’s® (“S&P” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P selects 100 securities from the S&P 500® Index (the “Benchmark Index”) for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 19.58%. On a net asset value (“NAV”) basis, the Fund returned 19.51%. During the same time period, the Index returned 19.82%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 27.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 500 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal year ended October 31, 2013. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to Fund’s overweight of the utilities sector relative to the Benchmark Index.

For the fiscal year ended October 31, 2013, the specific stock returns in the consumer staples sector were the most significant contributors to the Fund’s return, followed by the industrials sector and utilities sector, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included AmerisourceBergen Corporation, a health care company (portfolio average weight of 0.91%) and Hormel Foods

Corporation, a consumer staples company (portfolio average weight of 1.02%). Positions that detracted most significantly from the Fund’s return included FirstEnergy Corp., a utilities company (portfolio average weight of 0.69%; no longer held); and HCP, Inc., a financials company (portfolio average weight of 0.44%; no longer held).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Utilities	25.5
Consumer Staples	19.7
Financials	17.9
Industrials	13.7
Health Care	9.3
Materials	4.1
Energy	3.0
Information Technology	3.0
Consumer Discretionary	2.8
Telecommunication Services	1.0
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Johnson & Johnson	1.3
C.R. Bard, Inc.	1.2
Clorox Co. (The)	1.2
PepsiCo, Inc.	1.2
Kellogg Co.	1.2
Duke Energy Corp.	1.2
Marsh & McLennan Cos., Inc.	1.2
Dominion Resources, Inc.	1.1
Consolidated Edison, Inc.	1.1
Chubb Corp. (The)	1.1
Total	11.8

8

PowerShares S&P 500® Low Volatility Portfolio (SPLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	Fund Inception†
Index		Avg. Ann.††	Cumulative
S&P 500® Low Volatility Index	19.82%	15.37%	42.69%
S&P 500® Index	27.18	14.15	38.97
Fund
NAV Return	19.51	15.04	41.76
Market Price Return	19.58	15.08	41.89

Fund Inception: May 5, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

9

EEHB	Manager’s Analysis
PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

As an index fund, the PowerShares S&P Emerging Markets High Beta Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets High Beta Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Standard & Poor’s® (“S&P” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 stocks that are the most sensitive to market returns in the S&P Emerging BMI Plus LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which stocks are the most sensitive to changes in market returns over the past 12 months of companies in the S&P Emerging BMI Plus LargeMidCap Index for inclusion in the Index. Historically, the S&P Emerging BMI Plus LargeMidCap Index has included all publicly listed equity securities with float- adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Sensitivity is measured by the beta of the stock. Beta is a measure of relative risk and is the rate of change of a security’s price. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 2.21%. On a net asset value (“NAV”) basis, the Fund returned 3.38%. During the same time period, the Index returned 3.96%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs and slippage around rebalances during the period.

During this same time period, the MSCI Emerging Markets IndexSM (the “Benchmark Index”) returned 6.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 818 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad international market capitalization weighted benchmark. The main reason for the Fund’s underperformance relative to the Benchmark Index was due to the stocks that underperformed in the energy sector and the Fund being overweight in the materials sector.

For the fiscal year ended October 31, 2013, specific stock returns in China were the most significant contributors to the Fund’s return, followed by specific stock returns in South Korea and

Taiwan, respectively. Specific stock returns in Indonesia were the most significant detractors, followed by specific stock returns in Brazil and South Africa, respectively.

Positions that contributed most significantly to the Fund’s return included Inotera Memories, Inc., a Taiwanese semiconductor manufacturing company (portfolio average weight of 0.34%; no longer held) and Xinjiang Goldwind Science & Technology Co., Ltd. Class H, a Chinese renewable energy equipment manufacturer (portfolio average weight of 0.47%). Positions that detracted most significantly from the Fund’s return included OGX Petroleo e Gas Participacoes SA, a Brazilian oil production company (portfolio average weight of 0.34%; no longer held); and Zhaojin Mining Industry Co. Ltd. Class H, a Chinese precious metal mining company (portfolio average weight of 0.53%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Financials	35.3
Materials	22.4
Industrials	18.9
Consumer Discretionary	6.8
Energy	6.0
Information Technology	4.8
Consumer Staples	3.6
Telecommunication Services	1.2
Health Care	0.9
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Axis Bank Ltd. GDR	0.8
Berli Jucker PCL	0.8
Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	0.8
Pruksa Real Estate PCL	0.8
Lotte Chemical Corp.	0.7
PT Global Mediacom Tbk	0.7
Koza Altin Isletmeleri AS	0.7
Indorama Ventures PCL	0.7
Doosan Infracore Co. Ltd.	0.6
Larsen & Toubro Ltd. GDR	0.6
Total	7.2

10

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	Fund Inception†
Index		Avg. Ann.††	Cumulative
S&P BMI Emerging Markets High Beta Index-NR	3.96%	(5.13)%	(8.47)%
S&P BMI Emerging Markets High Beta Index	4.18	(4.30)	(7.13)
MSCI Emerging Markets IndexSM	6.53	0.95	1.61
Fund
NAV Return	3.38	(5.76)	(9.51)
Market Price Return	2.21	(6.76)	(11.12)

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% (0.29% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

NR—Net	Return

11

EELV	Manager’s Analysis
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

As an index fund, the PowerShares S&P Emerging Markets Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI Emerging Markets Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Standard & Poor’s® (“S&P” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Emerging BMI Plus LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Emerging BMI Plus LargeMidCap Index for inclusion in the Index. Historically, the S&P Emerging BMI Plus LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 7.60%. On a net asset value (“NAV”) basis, the Fund returned 7.24%. During the same time period, the Index returned 7.92%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around rebalances during the period.

During this same time period, the MSCI Emerging Markets IndexSM (the “Benchmark Index”) returned 6.53%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 818 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad international market capitalization weighted benchmark. The main reason for the Fund’s outperformance relative to the Benchmark Index was due to the stocks that outperformed in the financials and materials sectors.

For the fiscal year ended October 31, 2013, the specific stock returns in Taiwan were the most significant contributors to the Fund’s return, followed by specific stock returns in Brazil and South Korea, respectively. Specific stock returns in Chile were the most significant detractors, followed by specific stock returns in Columbia and the Czech Republic, respectively.

Positions that contributed most significantly to the Fund’s return included Aspen Pharmacare Holdings Limited, a South African pharmaceuticals company (portfolio average weight of 0.45%; no longer held) and Discovery Ltd., a South African life insurance company (portfolio average weight of 0.57%; no longer held). Positions that detracted most significantly from the Fund’s return included Sociedad Quimica y Minera de Chile SA Pfd Series B, a Chilean agricultural chemicals manufacturer (portfolio average weight of 0.53%); and African Bank Investments Limited , a South African bank holding company (portfolio average weight of 0.23%; no longer held).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Financials	33.3
Consumer Staples	12.7
Telecommunication Services	9.1
Industrials	9.1
Materials	8.4
Energy	8.3
Utilities	6.0
Information Technology	5.1
Consumer Discretionary	5.1
Health Care	2.9
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Public Bank Bhd	1.2
Sime Darby Bhd	1.0
Maxis Bhd	1.0
Chunghwa Telecom Co. Ltd.	0.9
Taiwan Cooperative Financial Holding	0.9
Telekom Malaysia Bhd	0.8
AMMB Holdings Bhd	0.8
Asia Cement Corp.	0.7
Empresa Nacional de Electricidad SA	0.7
Hua Nan Financial Holdings Co. Ltd.	0.7
Total	8.7

12

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	Fund Inception†
Index		Avg. Ann.††	Cumulative
S&P BMI Emerging Markets Low Volatility Index-NR	7.92%	11.75%	22.11%
S&P BMI Emerging Markets Low Volatility Index	8.48	12.07	22.78
MSCI Emerging Markets IndexSM	6.53	7.55	13.98
Fund
NAV Return	7.24	10.28	19.25
Market Price Return	7.60	9.73	18.19

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% (0.29% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

NR—Net	Return

13

IDHB	Manager’s Analysis
PowerShares S&P International Developed High Beta Portfolio (IDHB)

As an index fund, the PowerShares S&P International Developed High Beta Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed High Beta Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Standard & Poor’s® (“S&P” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 stocks in the S&P Developed ex US and South Korea LargeMidCap Index that are the most sensitive to changes in market returns. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which stocks of companies from the S&P Developed ex US and South Korea LargeMidCap Index are the most sensitive to changes in market returns over the past twelve months for inclusion in the Index. Historically, the S&P Developed ex US and South Korea LargeMidCap Index has included all publicly listed equities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom. Sensitivity is measured by the beta of the stock. Beta is a measure of relative risk and is the slope of regression. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 31.19%. On a net asset value (“NAV”) basis, the Fund returned 31.49%. During the same time period, the Index returned 32.26%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs and slippage around rebalances during the period.

During this same time period, the MSCI EAFE® Index (the “Benchmark Index”) returned 26.88%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 910 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad international market capitalization weighted benchmark. The main reason for the Fund’s outperformance relative to the Benchmark Index was due to the stocks that outperformed in the financials sector and in France.

For the fiscal year ended October 31, 2013, the specific stock returns in France were the most significant contributors to the Fund’s return, followed by specific stock returns in Italy and Sweden, respectively. The most significant detractors were specific stocks in Mexico, Canada, and Australia, respectively.

Positions that contributed most significantly to the Fund’s return included Nokia Oyj, a Finnish mobile communications company (portfolio average weight of 0.61%) and KBC Group SA, a Belgian banking company (portfolio average weight of 0.77%; no longer held). Positions that detracted most significantly from the Fund’s return included National Bank of Greece SA, a Greek banking company (portfolio average weight of 0.57%); and Eurobank Ergasias SA, a Greek banking company (portfolio average weight of 0.13%; no longer held).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Financials	35.2
Industrials	19.2
Materials	18.5
Consumer Discretionary	8.8
Utilities	5.1
Energy	4.9
Information Technology	3.7
Consumer Staples	2.3
Telecommunication Services	1.7
Health Care	0.5
Money Market Fund Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Bankia SA	1.3
National Bank of Greece SA	0.9
UBI Banca-Unione di Banche Italiane ScpA	0.9
Societe Generale SA	0.8
Banco Espirito Santo SA	0.8
Piraeus Bank SA	0.8
Mediaset SpA	0.8
Viohalco Hellenic Copper and Aluminum Industry SA	0.8
Credit Agricole SA	0.8
Mediobanca SpA	0.7
Total	8.6

14

PowerShares S&P International Developed High Beta Portfolio (IDHB) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	Fund Inception†
Index		Avg. Ann.††	Cumulative
S&P BMI International Developed High Beta Index	32.26%	11.62%	20.30%
MSCI EAFE® Index	26.88	14.79	26.10
Fund
NAV Return	31.49	10.93	19.09
Market Price Return	31.19	10.66	18.61

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% (0.25% after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

15

IDLV	Manager’s Analysis
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

As an index fund, the PowerShares S&P International Developed Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P BMI International Developed Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Standard & Poor’s® (“S&P®” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex US and South Korea LargeMidCap Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider determines which securities are the least volatile over the past 12 months of companies in the S&P Developed ex US and South Korea LargeMidCap Index for inclusion in the Index. Historically, the S&P Developed ex US and South Korea LargeMidCap Index has included all publicly listed equity securities with float-adjusted market values of at least $100 million and annual dollar value traded of at least $50 million from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund seeks to fully replicate all of the securities in the Index to achieve its investment objective. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2013, on a market price basis, the Fund returned 16.87%. On a net asset value (“NAV”) basis, the Fund returned 16.19%. During the same time period, the Index returned 16.50%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (the “Benchmark Index”) returned 26.88%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 910 securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compared to the performance of a broad international market capitalization weighted benchmark. The main reason for the Fund’s underperformance relative to the Benchmark Index was due to the stocks that underperformed in the financials sector in general and in Japan.

For the fiscal year ended October 31, 2013, specific stock returns in Canada were the most significant contributors to the Fund’s return, followed by specific stock returns in the United Kingdom and Japan, respectively. There were no detracting countries.

Positions that contributed most significantly to the Fund’s return included Shoppers Drug Mart Corporation, a Canadian pharmacy and drugstore retail company (portfolio average weight of 0.52%; no longer held) and CI Financial Corporation, a Canadian investment management company (portfolio average weight of 0.56%). Positions that detracted most significantly from the Fund’s return included Dundee REIT class A, a Canadian real estate investment trust (portfolio average weight of 0.60%); and Orica Limited , an Australian industrial manufacturing company (portfolio average weight of 0.20%; no longer held).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Financials	32.0
Industrials	13.6
Consumer Staples	13.1
Consumer Discretionary	10.6
Energy	7.9
Utilities	7.6
Health Care	5.8
Telecommunication Services	5.5
Information Technology	1.9
Materials	1.9
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
Bank of Montreal	0.8
National Bank of Canada	0.8
Canadian Imperial Bank of Commerce	0.8
Toronto-Dominion Bank (The)	0.8
First Capital Realty, Inc.	0.8
Bank of Nova Scotia	0.7
CLP Holdings Ltd.	0.7
Bell Aliant, Inc.	0.7
Fortis, Inc.	0.7
Swisscom AG	0.7
Total	7.5

16

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

	1 Year	Fund Inception†
Index		Avg. Ann.††	Cumulative
S&P BMI International Developed Low Volatility Index	16.50%	17.24%	33.12%
MSCI EAFE® Index	26.88	20.83	40.54
Fund
NAV Return	16.19	17.03	32.72
Market Price Return	16.87	17.00	32.65

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% (0.25 after fee waiver) is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

††	Average annualized.

17

XMLV	Manager’s Analysis
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

As an index fund, the PowerShares S&P MidCap Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P MidCap 400® Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Standard & Poor’s® (“S&P” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, S&P selects 80 securities from the S&P MidCap 400® Index (the “Benchmark Index”) for inclusion in the Index that have the lowest realized volatility over the past 12 months as determined by the Index Provider. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. S&P weights the 80 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. S&P rebalances the Index quarterly and makes additions to the Index only during that quarterly rebalancing. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the period since the Fund’s inception, February 15, 2013 to October 31, 2013, on a market price basis, the Fund returned 13.37%. On a net asset value (“NAV”) basis, the Fund returned 13.21%. During the same time period, the Index returned 13.45%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 16.73%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 mid cap securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based mid cap market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. mid cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the industrials sector during the fiscal period ended October 31, 2013. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to Fund’s overweight in the financials sector relative to the Benchmark Index, and the stocks that underperformed within that sector.

For the fiscal period ended October 31, 2013, the financials sector was the most significant contributor to the Fund’s return,

followed by the utilities and information technology sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included Alliance Data Systems Corp., an information technology company (portfolio average weight of 1.37%) and Broadridge Financial Solutions, Inc., an information technology company (portfolio average weight of 1.19%). Positions that detracted most significantly from the Fund’s return included American Campus Communities, Inc., a financials company (portfolio average weight of 1.17%); and Mack-Cali Realty Corporation, a financials company (portfolio average weight of 1.14%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Financials	52.0
Utilities	18.7
Health Care	8.0
Information Technology	7.9
Industrials	4.7
Materials	3.9
Consumer Staples	2.4
Consumer Discretionary	1.3
Telecommunication Services	1.1
Money Market Fund Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
American Financial Group, Inc.	1.7
Arthur J. Gallagher & Co.	1.6
Teleflex, Inc.	1.6
Alliance Data Systems Corp.	1.5
Henry Schein, Inc.	1.5
HCC Insurance Holdings, Inc.	1.5
W.R. Berkley Corp.	1.5
Everest Re Group Ltd.	1.5
Jack Henry & Associates, Inc.	1.4
Sonoco Products Co.	1.4
Total	15.2

18

PowerShares S&P MidCap Low Volatility Portfolio (XMLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

Index	Fund Inception† Cumulative
S&P MidCap 400® Low Volatility Index	13.45%
S&P MidCap 400® Index	16.73
Fund
NAV Return	13.21
Market Price Return	13.37

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund.

19

XSLV	Manager’s Analysis
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

As an index fund, the PowerShares S&P SmallCap Low Volatility Portfolio (the “Fund”) is passively managed and attempts to track the returns of an underlying index. The Fund seeks investment results that generally correspond (before fees and expenses) to the price and yield of the S&P 600® SmallCap Low Volatility Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Standard & Poor’s® (“S&P” or the “Index Provider”) compiles, maintains and calculates the Index. Strictly in accordance with its existing guidelines and mandated procedures, the Index Provider selects for inclusion in the Index the 120 securities from the S&P SmallCap 600® Index (the “Benchmark Index”) that it has determined have the lowest realized volatility over the past 12 months. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. S&P weights the 120 securities within the Index based upon the inverse of each security’s volatility, with the least volatile securities receiving the highest weights in the Index. S&P rebalances the Index quarterly and makes additions to the Index only during that quarterly rebalancing. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the period since the Fund’s inception, February 15, 2013 through October 31, 2013, on a market price basis, the Fund returned 19.63%. On a net asset value (“NAV”) basis, the Fund returned 19.62%. During the same time period, the Index returned 19.88%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned 22.89%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 small cap securities. The Fund provided this comparative benchmark to help investors better understand how the investment results of the Fund compare to the performance of a broad-based small cap market benchmark. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. small cap stock market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal period ended October 31, 2013. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to Fund’s overweight in the financials sector and utilities sector relative to the Benchmark Index.

For the fiscal period ended October 31, 2013, the specific stock returns in the financials sector were the most significant contributors to the Fund’s return, followed by specific stock returns in the industrials and utilities sectors, respectively. There were no detracting sectors.

Positions that contributed most significantly to the Fund’s return included West Pharmaceutical Services, Inc., a health care company (portfolio average weight of 0.93%) and Cracker Barrel Old Country Store, Inc., a consumer discretionary company (portfolio average weight of 0.88%). Positions that detracted most significantly from the Fund’s return included Merit Medical Systems, Inc., a health care company (portfolio average weight of 0.20%; no longer held); and Universal Health Realty Income Trust, a financials company (portfolio average weight of 0.85%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2013
Financials	50.7
Utilities	12.7
Industrials	12.7
Health Care	6.6
Information Technology	5.0
Consumer Discretionary	4.8
Consumer Staples	3.1
Materials	2.4
Energy	1.9
Other Assets Less Liabilities	0.1

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2013
Security
West Pharmaceutical Services, Inc.	1.2
NorthWestern Corp.	1.1
Tanger Factory Outlet Centers, Inc. REIT	1.1
Acadia Realty Trust REIT	1.1
Southwest Gas Corp.	1.1
Laclede Group, Inc. (The)	1.1
RLI Corp.	1.1
ALLETE, Inc.	1.1
Northwest Bancshares, Inc.	1.1
EastGroup Properties, Inc. REIT	1.0
Total	11.0

20

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV) (continued)

Growth of a $10,000 Investment Since Inception†

Fund Performance History as of October 31, 2013

Index	Fund Inception† Cumulative
S&P SmallCap 600® Low Volatility Index	19.88%
S&P SmallCap 600® Index	22.89
Fund
NAV Return	19.62
Market Price Return	19.63

Fund Inception: February 15, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

†	Fund, Index and Benchmark Index returns are based on the inception date of the Fund

21

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2013.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P 500® High Beta Portfolio (SPHB)
Actual	$1,000.00	$1,201.07	0.25%	$1.39
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P 500® High Dividend Portfolio (SPHD)
Actual	1,000.00	1,015.97	0.31	1.58
Hypothetical (5% return before expenses)	1,000.00	1,023.64	0.31	1.58
PowerShares S&P 500® Low Volatility Portfolio (SPLV)
Actual	1,000.00	1,026.32	0.25	1.28
Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28
PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)
Actual	1,000.00	1,042.93	0.33	1.70
Hypothetical (5% return before expenses)	1,000.00	1,023.54	0.33	1.68
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)
Actual	1,000.00	991.73	0.29	1.46
Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48
PowerShares S&P International Developed High Beta Portfolio (IDHB)
Actual	1,000.00	1,191.09	0.28	1.55
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28	1.43

22

Fees and Expenses (continued)

	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)
Actual	$1,000.00	$1,009.09	0.26%	$1.32
Hypothetical (5% return before expenses)	1,000.00	1,023.89	0.26	1.33
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)
Actual	1,000.00	1,042.40	0.26	1.34
Hypothetical (5% return before expenses)	1,000.00	1,023.89	0.26	1.33
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)
Actual	1,000.00	1,129.27	0.26	1.40
Hypothetical (5% return before expenses)	1,000.00	1,023.89	0.26	1.33

(1)	Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2013. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent half-year may differ from expense ratios based on the annualized data in the Financial Highlights.

23

Schedule of Investments(a)

PowerShares S&P 500® High Beta Portfolio (SPHB)

October 31, 2013

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—14.7%
52,043	BorgWarner, Inc.	$5,367,195
84,462	CBS Corp., Class B	4,995,083
299,648	D.R. Horton, Inc.	5,678,330
88,296	Expedia, Inc.	5,198,868
44,497	Fossil Group, Inc.(b)	5,648,449
233,617	Gannett Co., Inc.	6,464,182
133,638	General Motors Co.(b)	4,937,924
251,676	Goodyear Tire & Rubber Co. (The)	5,280,162
77,781	Harman International Industries, Inc.	6,301,817
294,896	Interpublic Group of Cos., Inc. (The)	4,954,253
164,640	Lennar Corp., Class A	5,852,952
107,288	Marriott International, Inc., Class A	4,836,543
402,978	PulteGroup, Inc.	7,112,562
71,844	Starwood Hotels & Resorts Worldwide, Inc.	5,289,155

		77,917,475

	Consumer Staples—0.7%
215,473	Avon Products, Inc.	3,770,777

	Energy—22.1%
58,841	Anadarko Petroleum Corp.	5,606,959
85,064	Cameron International Corp.(b)	4,666,611
180,635	Chesapeake Energy Corp.	5,050,555
136,768	CONSOL Energy, Inc.	4,992,032
300,256	Denbury Resources, Inc.(b)	5,701,861
33,959	EOG Resources, Inc.	6,058,286
84,201	FMC Technologies, Inc.(b)	4,256,361
108,426	Halliburton Co.	5,749,831
75,135	Helmerich & Payne, Inc.	5,826,719
65,587	Hess Corp.	5,325,664
145,971	Marathon Oil Corp.	5,146,937
59,647	Marathon Petroleum Corp.	4,274,304
390,123	Nabors Industries Ltd.	6,819,350
181,011	Newfield Exploration Co.(b)	5,511,785
112,384	Noble Corp.	4,236,877
271,299	Peabody Energy Corp.	5,284,904
85,698	Phillips 66	5,521,522
32,893	Pioneer Natural Resources Co.	6,735,829
149,784	QEP Resources, Inc.	4,951,859
90,871	Tesoro Corp.	4,442,683
129,933	Valero Energy Corp.	5,349,342
245,622	WPX Energy, Inc.(b)	5,438,071

		116,948,342

	Financials—24.2%
99,675	American International Group, Inc.	5,148,214
56,113	Ameriprise Financial, Inc.	5,641,601
362,683	Bank of America Corp.	5,063,055
153,389	Bank of New York Mellon Corp. (The)	4,877,770
17,115	BlackRock, Inc.	5,148,363
210,185	CBRE Group, Inc., Class A(b)	4,882,598
211,669	Charles Schwab Corp. (The)	4,794,303
108,277	Citigroup, Inc.	5,281,752
351,987	E*TRADE Financial Corp.(b)	5,952,100
95,342	Franklin Resources, Inc.	5,135,120
555,557	Genworth Financial, Inc., Class A(b)	8,072,243
30,864	Goldman Sachs Group, Inc. (The)	4,964,783
179,285	Hartford Financial Services Group, Inc. (The)	6,041,905

Number of Shares		Value
	Common Stocks (continued)
	Financials (continued)
160,542	Invesco Ltd.(c)	$5,418,293
147,629	Legg Mason, Inc.	5,679,288
170,993	Leucadia National Corp.	4,845,942
131,917	Lincoln National Corp.	5,990,351
106,208	MetLife, Inc.	5,024,700
233,154	Morgan Stanley	6,698,514
104,174	Principal Financial Group, Inc.	4,944,098
64,119	Prudential Financial, Inc.	5,218,645
492,526	Regions Financial Corp.	4,743,025
126,396	SunTrust Banks, Inc.	4,251,961
60,366	T. Rowe Price Group, Inc.	4,672,932

		128,491,556

	Health Care—2.0%
40,282	Alexion Pharmaceuticals, Inc.(b)	4,952,672
19,245	Regeneron Pharmaceuticals, Inc.(b)	5,534,862

		10,487,534

	Industrials—11.0%
37,539	Cummins, Inc.	4,768,204
73,330	Eaton Corp. PLC	5,174,165
82,684	Fluor Corp.	6,136,806
74,637	Jacobs Engineering Group, Inc.(b)	4,539,422
106,765	Joy Global, Inc.	6,058,914
43,528	Kansas City Southern	5,289,522
305,612	Masco Corp.	6,457,582
84,113	PACCAR, Inc.	4,676,683
43,024	Parker Hannifin Corp.	5,021,761
72,592	Ryder System, Inc.	4,778,731
185,625	Textron, Inc.	5,344,144

		58,245,934

	Information Technology—13.5%
120,466	Altera Corp.	4,047,658
89,762	Computer Sciences Corp.	4,421,676
180,877	Electronic Arts, Inc.(b)	4,748,021
51,489	F5 Networks, Inc.(b)	4,196,868
116,621	First Solar, Inc.(b)	5,862,538
196,109	Jabil Circuit, Inc.	4,090,834
345,602	JDS Uniphase Corp.(b)	4,523,930
100,521	Lam Research Corp.(b)	5,451,254
757,225	LSI Corp.	6,421,268
406,152	Micron Technology, Inc.(b)	7,180,767
77,542	SanDisk Corp.	5,389,169
325,318	Teradyne, Inc.(b)	5,689,812
65,566	Western Digital Corp.	4,565,361
513,913	Xerox Corp.	5,108,295

		71,697,451

	Materials—11.8%
223,827	Allegheny Technologies, Inc.	7,408,674
213,055	Cliffs Natural Resources, Inc.	5,471,252
116,285	Dow Chemical Co. (The)	4,589,769
63,059	Eastman Chemical Co.	4,968,419
156,707	Freeport-McMoRan Copper & Gold, Inc.	5,760,549
103,260	International Paper Co.	4,606,429
72,423	LyondellBasell Industries NV, Class A	5,402,756
167,493	Owens-Illinois, Inc.(b)	5,324,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

PowerShares S&P 500® High Beta Portfolio (SPHB) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks (continued)
	Materials (continued)
157,884	Sealed Air Corp.	$4,764,939
296,213	United States Steel Corp.	7,372,742
128,120	Vulcan Materials Co.	6,860,826

		62,530,957

	Total Common Stocks (Cost $473,628,657)	530,090,026

	Money Market Fund—0.0%
19,895	Premier Portfolio—Institutional Class(d) (Cost $19,895)	19,895

	Total Investments (Cost $473,648,552)—100.0%	530,109,921
	Other assets less liabilities—0.0%	98,659

	Net Assets—100.0%	$530,208,580

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company. The Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd., and therefore Invesco Ltd. is considered to be affiliated. See Note 4.
(d)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Schedule of Investments(a)

PowerShares S&P 500® High Dividend Portfolio (SPHD)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—5.0%
48,051	Hasbro, Inc.	$2,481,834
81,157	Leggett & Platt, Inc.	2,413,609
21,572	McDonald’s Corp.	2,082,130

		6,977,573

	Consumer Staples—16.2%
96,983	Altria Group, Inc.	3,610,677
24,809	Clorox Co. (The)	2,237,524
46,420	Dr Pepper Snapple Group, Inc.	2,197,987
22,367	Kimberly-Clark Corp.	2,415,636
75,424	Lorillard, Inc.	3,847,378
30,404	Philip Morris International, Inc.	2,709,605
67,585	Reynolds American, Inc.	3,471,841
64,143	Sysco Corp.	2,074,385

		22,565,033

	Energy—9.5%
16,968	Chevron Corp.	2,035,481
45,627	ConocoPhillips	3,344,459
48,803	Diamond Offshore Drilling, Inc.	3,022,370
67,715	Kinder Morgan, Inc.	2,391,017
66,600	Spectra Energy Corp.	2,368,962

		13,162,289

	Financials—18.7%
50,031	Cincinnati Financial Corp.	2,501,550
38,003	CME Group, Inc.	2,820,203
68,818	HCP, Inc. REIT	2,855,947
46,890	Health Care REIT, Inc. REIT	3,040,816
113,536	Kimco Realty Corp. REIT	2,438,753
40,086	Macerich Co. (The) REIT	2,373,492
192,034	People’s United Financial, Inc.	2,771,051
51,245	Plum Creek Timber Co., Inc. REIT	2,326,523
36,940	Ventas, Inc. REIT	2,409,966
27,000	Vornado Realty Trust REIT	2,404,620

		25,942,921

	Health Care—7.1%
70,126	Abbott Laboratories	2,563,105
52,076	Eli Lilly & Co.	2,594,427
52,853	Merck & Co., Inc.	2,383,142
76,934	Pfizer, Inc.	2,360,335

		9,901,009

	Industrials—9.2%
34,161	Emerson Electric Co.	2,287,762
88,890	General Electric Co.	2,323,585
23,622	Lockheed Martin Corp.	3,149,757
30,485	Raytheon Co.	2,511,049
57,877	Waste Management, Inc.	2,519,965

		12,792,118

	Information Technology—3.9%
65,732	Microchip Technology, Inc.	2,823,846
62,726	Paychex, Inc.	2,650,801

		5,474,647

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Materials—1.8%
39,613	E.I. du Pont de Nemours & Co.	$2,424,316

	Telecommunication Services—4.6%
97,415	AT&T, Inc.	3,526,423
55,301	Verizon Communications, Inc.	2,793,253

		6,319,676

	Utilities—23.9%
89,549	Ameren Corp.	3,239,883
44,100	Duke Energy Corp.	3,163,293
46,403	Entergy Corp.	3,003,202
133,506	Exelon Corp.	3,810,261
105,668	FirstEnergy Corp.	4,001,647
51,331	Integrys Energy Group, Inc.	3,012,103
182,607	Pepco Holdings, Inc.	3,520,663
105,830	PPL Corp.	3,241,573
68,233	Southern Co. (The)	2,791,412
201,083	TECO Energy, Inc.	3,452,595

		33,236,632

	Total Investments (Cost $134,810,216)—99.9%	138,796,214
	Other assets less liabilities—0.1%	169,216

	Net Assets—100.0%	$138,965,430

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—2.8%
422,835	Genuine Parts Co.	$33,332,083
453,829	McDonald’s Corp.	43,803,575
525,068	Target Corp.	34,019,156

		111,154,814

	Consumer Staples—19.7%
980,173	Altria Group, Inc.	36,491,841
775,494	Campbell Soup Co.	33,012,780
541,474	Clorox Co. (The)	48,835,540
895,412	Coca-Cola Co. (The)	35,431,453
631,613	Colgate-Palmolive Co.	40,884,309
995,199	ConAgra Foods, Inc.	31,657,280
623,250	CVS Caremark Corp.	38,803,545
767,741	Dr Pepper Snapple Group, Inc.	36,352,536
848,569	General Mills, Inc.	42,784,849
442,021	Hershey Co. (The)	43,866,164
833,447	Hormel Foods Corp.	36,221,607
322,567	J.M. Smucker Co. (The)	35,872,676
729,706	Kellogg Co.	46,153,905
383,021	Kimberly-Clark Corp.	41,366,268
531,752	McCormick & Co., Inc.,	36,770,651
557,210	PepsiCo, Inc.	46,855,789
449,775	Procter & Gamble Co. (The)	36,319,331
684,817	Reynolds American, Inc.	35,179,049
1,158,230	Sysco Corp.	37,457,158
538,373	Wal-Mart Stores, Inc.	41,320,128

		781,636,859

	Energy—3.0%
312,671	Chevron Corp.	37,508,013
536,486	ConocoPhillips	39,324,424
480,392	Exxon Mobil Corp.	43,052,731

		119,885,168

	Financials—17.9%
449,048	ACE Ltd.	42,857,141
683,409	Allstate Corp. (The)	36,261,682
519,179	Aon PLC (United Kingdom)	41,061,867
348,649	Berkshire Hathaway, Inc., Class B(b)	40,122,527
340,715	Boston Properties, Inc. REIT	35,264,002
487,015	Chubb Corp. (The)	44,844,341
804,832	Cincinnati Financial Corp.	40,241,600
1,595,601	Kimco Realty Corp. REIT	34,273,509
872,257	Loews Corp.	42,138,736
593,091	Macerich Co. (The) REIT	35,116,918
1,001,618	Marsh & McLennan Cos., Inc.	45,874,104
2,659,709	People’s United Financial, Inc.	38,379,601
1,446,636	Progressive Corp. (The)	37,569,137
234,598	Public Storage REIT	39,170,828
231,012	Simon Property Group, Inc. REIT	35,702,905
593,850	Torchmark Corp.	43,267,911
445,862	Travelers Cos., Inc. (The)	38,477,891
1,083,215	U.S. Bancorp	40,468,912

		711,093,612

	Health Care—9.3%
598,067	AmerisourceBergen Corp.	39,071,717

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
493,299	Baxter International, Inc.	$32,493,605
422,597	Becton, Dickinson and Co.	44,427,623
363,779	C.R. Bard, Inc.	49,553,975
552,132	Johnson & Johnson	51,132,945
412,243	Laboratory Corp. of America Holdings(b)	41,595,319
625,661	Medtronic, Inc.	35,912,941
1,220,199	Pfizer, Inc.	37,435,705
539,873	Stryker Corp.	39,875,020

		371,498,850

	Industrials—13.7%
348,199	3M Co.	43,820,844
817,643	Cintas Corp.	43,964,664
422,257	Honeywell International, Inc.	36,622,350
402,967	L-3 Communications Holdings, Inc.	40,478,035
301,140	Lockheed Martin Corp.	40,154,008
389,165	Northrop Grumman Corp.	41,839,129
494,904	Raytheon Co.	40,765,242
1,048,709	Republic Services, Inc.	35,100,290
479,943	Rockwell Collins, Inc.	33,514,420
276,216	Roper Industries, Inc.	35,026,951
305,296	Stericycle, Inc.(b)	35,475,395
432,726	United Parcel Service, Inc., Class B	42,511,002
336,417	United Technologies Corp.	35,744,306
954,040	Waste Management, Inc.	41,538,902

		546,555,538

	Information Technology—3.0%
548,426	Automatic Data Processing, Inc.	41,115,497
360,989	Fiserv, Inc.(b)	37,806,378
967,111	Paychex, Inc.	40,870,111

		119,791,986

	Materials—4.1%
792,765	Ball Corp.	38,758,281
950,609	Bemis Co., Inc.	37,929,299
325,771	Praxair, Inc.	40,626,901
511,653	Sigma-Aldrich Corp.	44,222,169

		161,536,650

	Telecommunication Services—1.0%
1,081,320	AT&T, Inc.	39,143,784

	Utilities—25.5%
883,952	AGL Resources, Inc.	42,305,943
1,062,302	Ameren Corp.	38,434,086
944,444	American Electric Power Co., Inc.	44,237,757
1,450,949	CenterPoint Energy, Inc.	35,693,345
1,457,809	CMS Energy Corp.	40,031,435
774,493	Consolidated Edison, Inc.	45,090,982
710,069	Dominion Resources, Inc.	45,266,899
641,835	DTE Energy Co.	44,376,472
643,206	Duke Energy Corp.	46,137,166
759,093	Edison International	37,218,330
580,854	Integrys Energy Group, Inc.	34,084,513
506,632	NextEra Energy, Inc.	42,937,062
1,294,870	NiSource, Inc.	40,814,302
895,973	Northeast Utilities	38,428,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

PowerShares S&P 500® Low Volatility Portfolio (SPLV) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
1,942,468	Pepco Holdings, Inc.	$37,450,783
867,708	PG&E Corp.	36,313,580
678,250	Pinnacle West Capital Corp.	38,002,347
1,354,714	PPL Corp.	41,494,890
1,148,097	Public Service Enterprise Group, Inc.	38,461,250
855,338	SCANA Corp.	39,884,411
454,676	Sempra Energy	41,439,171
1,054,182	Southern Co. (The)	43,126,586
2,218,217	TECO Energy, Inc.	38,086,786
981,587	Wisconsin Energy Corp.	41,334,629
1,450,126	Xcel Energy, Inc.	41,850,636

		1,012,501,643

	Total Investments (Cost $3,680,521,246)—100.0%	3,974,798,904
	Other assets less liabilities—0.0%	857,847

	Net Assets—100.0%	$3,975,656,751

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Brazil—3.9%
1,260	Banco Bradesco SA	$20,351
1,460	Banco Bradesco SA (Preference Shares)	21,197
3,400	BM&FBOVESPA SA	19,314
4,600	Cia Siderurgica Nacional SA	25,221
1,360	Itau Unibanco Holding SA (Preference Shares)	21,164
4,955	Itausa—Investimentos Itau SA (Preference Shares)	21,506
2,400	Petroleo Brasileiro SA	21,092
110,000	PT Vale Indonesia Tbk	24,152

		173,997

	British Virgin Islands—1.1%
47,000	Evergrande Real Estate Group Ltd.	19,823
34,000	Nine Dragons Paper Holdings Ltd.	28,067

		47,890

	Chile—0.4%
900	CAP SA	18,701

	China—28.4%
16,000	Agile Property Holdings Ltd.	19,296
45,000	Agricultural Bank of China Ltd., H-Shares	21,650
60,000	Aluminum Corp. of China Ltd., H-Shares(a)	22,443
34,000	Angang Steel Co. Ltd., H-Shares(a)	20,611
6,500	Anhui Conch Cement Co. Ltd., H-Shares	22,678
39,000	Bank of China Ltd., H-Shares	18,260
24,000	Bank of Communications Co. Ltd., H-Shares	17,552
29,500	BBMG Corp. H-Shares	21,156
16,000	Belle International Holdings Ltd.	22,577
14,000	Brilliance China Automotive Holdings Ltd.	24,486
37,000	China Agri-Industries Holdings Ltd.	17,371
39,000	China CITIC Bank Corp. Ltd., H-Shares	21,882
33,000	China Coal Energy Co. Ltd., H-Shares	20,260
24,000	China Communications Construction Co. Ltd., H-Shares	19,595
24,000	China Construction Bank Corp., H-Shares	18,635
43,500	China COSCO Holdings Co. Ltd., H-Shares(a)	20,647
16,000	China Everbright Ltd.	23,691
7,000	China Life Insurance Co. Ltd., H-Shares	18,599
10,500	China Merchants Bank Co. Ltd., H-Shares	20,856
23,000	China Minsheng Banking Corp. Ltd., H-Shares	26,373
22,000	China National Building Material Co. Ltd., H-Shares	21,509
6,000	China Overseas Land & Investment Ltd.	18,573
5,600	China Pacific Insurance (Group) Co. Ltd., H-Shares	20,224
18,000	China Railway Construction Corp. Ltd., H-Shares	19,734
35,000	China Railway Group Ltd., H-Shares	19,773
30,000	China Resources Cement Holdings Ltd.	20,083
8,000	China Resources Land Ltd.	23,165
5,500	China Shenhua Energy Co. Ltd., H-Shares	16,742
84,000	China Shipping Container Lines Co. Ltd., H-Shares(a)	20,802
12,000	China State Construction International Holdings Ltd.	20,214
13,600	China Taiping Insurance Holdings Co. Ltd.(a)	21,225
46,000	Chongqing Rural Commercial Bank, H-Shares	23,199
15,000	CITIC Pacific Ltd.	21,359
11,500	CITIC Securities Co. Ltd., Class H	24,089

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
14,000	COSCO Pacific Ltd.	$20,405
11,800	Dongfang Electric Corp. Ltd., H-Shares	18,994
79,000	GCL-Poly Energy Holdings Ltd.(a)	24,251
45,000	Geely Automobile Holdings Ltd.	22,694
4,500	Great Wall Motor Co. Ltd., H-Shares	26,438
14,500	Greentown China Holdings Ltd.	28,166
15,600	Guangzhou R&F Properties Co. Ltd., H-Shares	27,365
13,600	Haitong Securities Co. Ltd., Class H	20,629
26,000	Industrial & Commercial Bank of China Ltd., H-Shares	18,210
11,000	Jiangxi Copper Co. Ltd., H-Shares	21,140
74,000	Maanshan Iron & Steel Co. Ltd., H-Shares(a)	18,898
7,600	New China Life Insurance Co. Ltd., Class H(a)	21,419
8,500	Shimao Property Holdings Ltd.	21,400
35,500	Sino-Ocean Land Holdings Ltd.	22,528
75,000	Sinopec Shanghai Petrochemical Co. Ltd., H-Shares	19,831
68,000	Sinopec Yizheng Chemical Fibre Co. Ltd., H-Shares(a)	18,857
5,400	Weichai Power Co. Ltd., H-Shares	21,626
33,400	Xinjiang Goldwind Science & Technology Co. Ltd., H-Shares	34,119
22,000	Yanzhou Coal Mining Co. Ltd., H-Shares	22,814
26,500	Zhaojin Mining Industry Co. Ltd., H-Shares	21,465
7,000	Zhuzhou CSR Times Electric Co. Ltd., H-Shares	25,100
88,000	Zijin Mining Group Co. Ltd., H-Shares	20,317
26,400	Zoomlion Heavy Industry Science and Technology Co. Ltd., H-Shares	24,347
12,400	ZTE Corp. H-Shares(a)	27,029

		1,257,351

	Cyprus—0.6%
1,630	Novolipetsk Steel OJSC GDR	27,808

	Hong Kong—1.5%
33,522	Country Garden Holdings Co. Ltd.	22,916
12,000	PT United Tractors Tbk	18,629
66,500	Shui On Land Ltd.	23,159

		64,704

	India—3.5%
1,773	Axis Bank Ltd. GDR	36,807
657	ICICI Bank Ltd. ADR	24,519
1,874	Larsen & Toubro Ltd. GDR	28,766
702	Reliance Industries Ltd. GDR(b)	20,969
733	Tata Motors Ltd. ADR	22,958
4,056	Tata Steel Ltd. GDR	22,308

		156,327

	Indonesia—6.6%
236,000	PT Adaro Energy Tbk	21,355
58,000	PT AKR Corporindo Tbk	24,954
147,000	PT Aneka Tambang (Persero) Tbk	20,865
25,500	PT Bank Mandiri Persero Tbk	19,454
26,000	PT Bank Rakyat Indonesia (Persero) Tbk	18,221
191,500	PT Bumi Serpong Damai	26,672
65,000	PT Charoen Pokphand Indonesia Tbk	22,488

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Indonesia (continued)
179,000	PT Global Mediacom Tbk	$30,330
167,500	PT Kalbe Farma Tbk	19,317
110,000	PT Media Nusantara Citra Tbk	24,396
928,500	PT Pakuwon Jati TBK	25,534
15,000	PT Semen Indonesia (Persero) Tbk	19,095
18,500	PT Tambang Batubara Bukit Asam Tbk	19,940

		292,621

	Malaysia—0.4%
23,300	UEM Sunrise Bhd	17,278

	Mauritius—0.7%
36,200	Indorama Ventures PCL	29,076

	Mexico—1.9%
8,500	Grupo Financiero Inbursa SA, Class O	21,984
7,300	Grupo Mexico SAB de CV, Series B	23,221
705	Industrias Penoles SAB de CV	20,545
6,400	Minera Frisco SAB de CV, Class A1(a)	16,493

		82,243

	Netherlands—0.4%
7,000	PT Unilever Indonesia Tbk	18,629

	Philippines—2.9%
1,360	Ayala Corp.	18,979
35,300	Ayala Land, Inc.	24,059
271,000	Megaworld Corp.	24,083
1,120	SM Investments Corp.	22,188
48,000	SM Prime Holdings, Inc.	21,306
6,270	Universal Robina Corp.	18,501

		129,116

	Poland—1.5%
798	Grupa Azoty SA	21,138
563	KGHM Polska Miedz SA	22,790
1,406	Polski Koncern Naftowy Orlen SA	19,878

		63,806

	Russia—2.0%
335	Magnit OJSC GDR	21,524
1,376	MMC Norilsk Nickel OJSC ADR	20,832
2,812	Severstal GDR	24,549
7,574	VTB Bank OJSC GDR	21,048

		87,953

	South Africa—6.3%
11,416	African Bank Investments Ltd.	19,396
1,150	African Rainbow Minerals Ltd.	22,099
727	Aspen Pharmacare Holdings Ltd.	20,306
543	Assore Ltd.	22,251
715	Bidvest Group Ltd.	19,131
1,404	Exxaro Resources Ltd.	21,610
7,575	Growthpoint Properties Ltd. REIT	19,306
4,868	Harmony Gold Mining Co. Ltd.	16,873
2,060	Impala Platinum Holdings Ltd.	25,118
833	Imperial Holdings Ltd.	17,758
2,639	Investec Ltd.	18,785
1,495	Liberty Holdings Ltd.	18,528
3,873	Sanlam Ltd.	20,856

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Africa (continued)
2,409	Woolworths Holdings Ltd.	$18,178

		280,195

	South Korea—17.3%
263	Daelim Industrial Co. Ltd.	24,397
2,450	Daewoo Engineering & Construction Co. Ltd.(a)	19,840
2,980	Daewoo Securities Co. Ltd.	27,840
690	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	21,759
460	Doosan Heavy Industries & Construction Co. Ltd.	18,799
2,020	Doosan Infracore Co. Ltd.(a)	28,946
696	GS Engineering & Construction Corp.	23,490
357	GS Holdings	19,688
590	Hana Financial Group, Inc.	22,749
1,090	Hanwha Chemical Corp.	23,942
274	Hyosung Corp.	18,495
335	Hyundai Engineering & Construction Co. Ltd.	19,233
85	Hyundai Heavy Industries Co. Ltd.	20,313
1,220	Hyundai Merchant Marine Co. Ltd.(a)	15,814
139	Hyundai Mipo Dockyard Co. Ltd.	22,146
339	Hyundai Steel Co.	27,964
296	KEPCO Engineering & Construction Co., Inc.	15,710
630	Korea Investment Holdings Co. Ltd.	24,559
93	Korea Zinc Co. Ltd.	27,179
293	Kumho Petro Chemical Co. Ltd.	28,727
82	LG Chem Ltd.	23,152
165	LG Chem Ltd. (Preference Shares)	20,921
151	Lotte Chemical Corp.	30,962
275	LS Corp.	20,559
337	Samsung C&T Corp.	20,015
247	Samsung Electro-Mechanics Co. Ltd.	18,978
17	Samsung Electronics Co. Ltd.	23,479
24	Samsung Electronics Co. Ltd. (Preference Shares)	23,168
288	Samsung Engineering Co. Ltd.	20,281
1	Samsung Securities Co., Ltd.	44
730	SK Hynix, Inc.(a)	21,988
139	SK Innovation Co. Ltd.	19,525
3,360	SK Networks Co. Ltd.	21,096
2,040	Woori Finance Holdings Co. Ltd.	24,232
2,400	Woori Investment & Securities Co. Ltd.	25,341

		765,331

	Spain—0.5%
7,400	Grupo Financiero Santander Mexico SAB de CV, Class B	20,892

	Taiwan—1.7%
59,000	AU Optronics Corp.(a)	19,540
27,000	FIH Mobile Ltd.(a)	15,219
200	Formosa International Hotels Corp.	2,406
2,380	Himax Technologies, Inc. ADR	23,062
42,000	Innolux Corp.(a)	16,655
40	Nan Ya Plastics Corp.	91

		76,973

	Thailand—8.2%
3,100	Airports of Thailand PCL	21,115

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Thailand (continued)
21,500	Berli Jucker PCL	$34,365
14,200	Central Pattana PCL	21,899
23,300	Charoen Pokphand Foods PCL	18,191
66,850	Home Product Center PCL	24,914
199,200	IRPC PCL	22,912
98,700	Jasmine International PCL	26,796
3,700	Kasikornbank PCL	22,586
34,900	Krung Thai Bank PCL	22,762
66,400	Land and Houses PCL	23,467
47,600	Pruksa Real Estate PCL	34,104
8,300	PTT Global Chemical PCL	20,933
11,900	Robinson Department Store PCL	20,168
4,300	Siam Commercial Bank PCL (The)	22,726
89,800	True Corp. PCL(a)	25,534

		362,472

	Turkey—8.1%
5,824	Akbank TAS	22,919
1,405	Anadolu Efes Biracilik ve Malt Sanayii AS	17,983
3,321	Arcelik AS	21,254
19,911	Asya Katilim Bankasi AS(a)	20,288
4,619	Haci Omer Sabanci Holding AS	21,979
4,548	Koc Holding AS	22,372
1,651	Koza Altin Isletmeleri AS	29,336
898	Tupras Turkiye Petrol Rafine AS	20,419
16,049	Turk Ekonomi Bankasi AS(a)	18,931
5,389	Turkiye Garanti Bankasi AS	21,748
2,908	Turkiye Halk Bankasi AS	23,574
8,602	Turkiye Is Bankasi, Class C	23,661
13,232	Turkiye Sise ve Cam Fabrikalari AS	19,527
9,741	Turkiye Vakiflar Bankasi TAO, Class D	23,469
11,082	Yapi ve Kredi Bankasi AS	25,755
2,191	Yazicilar Holding AS, Class A	24,415

		357,630

	United Kingdom—1.5%
510	Anglo American Platinum Ltd.(a)	20,701
482	Kumba Iron Ore Ltd.	20,244
2,655	Migros Ticaret AS(a)	23,722

		64,667

	United States—0.5%
1,430	Ford Otomotiv Sanayi AS	20,170

	Total Common Stocks and Other Equity Interests (Cost $4,307,819)	4,415,830

	Money Market Fund—0.0%
1,882	Premier Portfolio—Institutional Class(c) (Cost $1,882)	1,882

	Total Investments (Cost $4,309,701)—99.9%	4,417,712
	Other assets less liabilities—0.1%	3,931

	Net Assets—100.0%	$4,421,643

Investment Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be resold in the transaction exempt from registration, typically to qualified institutional buyers.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Schedule of Investments

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Belgium—0.5%
27,300	Cia de Bebidas das Americas (Preference Shares)	$1,026,137

	Brazil—7.5%
38,100	BRF SA	901,370
112,600	CCR SA	943,503
23,000	Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference Shares)	1,149,302
34,500	Cielo SA	1,055,164
60,800	Cosan Ltd.	973,522
48,600	Cosan SA Industria e Comercio	981,902
106,700	CPFL Energia SA	918,541
154,600	EcoRodovias Infraestrutura e Logistica SA	1,056,928
67,600	Grupo BTG Pactual	911,225
63,200	Itau Unibanco Holding SA (Preference Shares)	983,525
120,300	Lojas Americanas SA (Preference Shares)	897,103
24,400	M Dias Branco SA	1,153,083
50,100	Multiplan Empreendimentos Imobiliarios SA	1,185,040
73,900	Porto Seguro SA	935,653
104,100	Transmissora Alianca de Energia Eletrica SA	1,018,362
42,900	Ultrapar Participacoes SA	1,151,924

		16,216,147

	Chile—5.1%
8,297,885	Banco de Chile	1,265,427
228,063	Cencosud SA	930,916
75,069	Cia Cervecerias Unidas SA	1,007,273
89,425,217	Corpbanca	1,006,034
62,789	Empresa Nacional de Telecomunicaciones (Entel) SA	966,730
292,713	Empresas CMPC SA	871,278
74,328	Empresas COPEC SA	1,088,789
64,681	LATAM Airlines Group SA	1,071,911
103,776	S.A.C.I. Falabella	1,033,301
27,634	Sociedad Quimica y Minera de Chile SA (Preference Shares), Class B	778,286
394,768	Sonda SA	1,025,472

		11,045,417

	China—8.4%
2,014,000	Bank of China Ltd., H-Shares	942,961
1,135,000	Bank of Communications Co. Ltd., H-Shares	830,054
1,083,000	China Construction Bank Corp., H-Shares	840,915
125,500	China Mobile Ltd.	1,317,636
1,148,200	China Petroleum & Chemical Corp. (Sinopec), H-Shares	937,451
1,750,000	China Telecom Corp. Ltd., H-Shares	914,156
446,000	CNOOC Ltd.	915,810
78,500	Hengan International Group Co. Ltd.	961,373
1,214,000	Industrial & Commercial Bank of China Ltd., H-Shares	850,249
750,000	Jiangsu Expressway Co. Ltd., H-Shares	944,145
862,000	PetroChina Co. Ltd., H-Shares	987,297
115,500	Ping An Insurance (Group) Co. of China Ltd., H-Shares	909,484
283,000	Shanghai Industrial Holdings Ltd.	936,270

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
473,800	Shanghai Pharmaceuticals Holding Co. Ltd., Class H	$976,561
1,037,500	SOHO China Ltd.	908,626
794,000	Sun Art Retail Group Ltd.	1,300,624
16,300	Tencent Holdings Ltd.	889,735
330,000	Tingyi Cayman Islands Holding Corp.	932,149
116,000	Tsingtao Brewery Co. Ltd., Class H	950,078

		18,245,574

	Colombia—2.6%
53,213	Almacenes Exito SA	892,516
86,822	Bancolombia SA (Preference Shares)	1,217,349
441,418	Ecopetrol SA	1,050,998
1,889,495	Grupo Aval Acciones y Valores SA (Preference Shares), Class Preference	1,314,652
63,604	Grupo de Inversiones Suramericana SA, Class Preference	1,265,353

		5,740,868

	Czech Republic—0.5%
40,142	CEZ AS	1,158,044

	France—1.4%
1,565,224	Aguas Andinas SA, Class A	1,060,806
4,022	Komercni Banka AS	1,000,780
57,700	Tractebel Energia SA	988,765

		3,050,351

	Germany—0.5%
6,194	BRE Bank SA	1,026,697

	Hungary—1.0%
12,448	MOL Hungarian Oil & Gas PLC	854,512
69,132	Richter Gedeon Nyrt	1,318,595

		2,173,107

	India—0.5%
25,463	Dr Reddy’s Laboratories Ltd. ADR	1,009,608

	Indonesia—0.4%
6,866,000	PT Trada Maritime TBK(a)	925,821

	Italy—1.8%
17,251	Bank Pekao SA	1,082,112
1,036,110	Empresa Nacional de Electricidad SA	1,580,472
3,748,057	Enersis SA	1,259,040

		3,921,624

	Malaysia—17.1%
661,400	Alliance Financial Group Bhd	1,087,819
708,400	AMMB Holdings Bhd	1,659,006
567,100	Axiata Group Bhd	1,234,643
46,100	British American Tobacco Malaysia Bhd	927,683
877,100	Bumi Armada Bhd	1,100,701
502,800	CIMB Group Holdings Bhd	1,190,257
1,119,000	Dialog Group Bhd	975,187
845,600	DiGi.Com Bhd	1,339,861
701,600	Gamuda Bhd	1,082,788
339,900	Genting Bhd	1,128,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Malaysia (continued)
912,400	IHH Healthcare Bhd(a)	$1,194,154
695,100	IJM Corp. Bhd	1,277,616
671,100	IOI Corp. Bhd	1,156,941
181,200	Kuala Lumpur Kepong Bhd	1,326,463
486,900	Malayan Banking Bhd	1,505,964
735,900	Malaysia Marine and Heavy Engineering Holdings Bhd	904,848
917,200	Maxis Bhd	2,089,863
687,800	Petronas Chemicals Group Bhd	1,549,732
128,700	Petronas Dagangan Bhd	1,248,030
190,900	Petronas Gas Bhd	1,483,376
462,000	Public Bank Bhd	2,679,279
612,100	RHB Capital Bhd	1,530,468
705,700	Sime Darby Bhd	2,131,267
1,022,300	Telekom Malaysia Bhd	1,697,597
490,600	Tenaga Nasional Bhd	1,466,102
278,300	UMW Holdings Bhd	1,128,881
2,175,200	YTL Corp. Bhd	1,137,386

		37,234,765

	Mexico—2.6%
856,000	America Movil SAB de CV, Series L	919,924
161,700	Arca Continental SAB de CV	960,305
73,600	Coca-Cola Femsa SAB de CV, Series L	900,236
80,000	El Puerto de Liverpool SAB de CV, Series C1	864,727
98,900	Fomento Economico Mexicano SAB de CV	927,812
176,900	Grupo Televisa SAB de CV, Series CPO	1,080,377

		5,653,381

	Morocco—0.6%
33,680	Attijariwafa Bank	1,356,653

	Philippines—0.4%
14,540	Philippine Long Distance Telephone Co.	965,744

	Poland—1.1%
89,165	Powszechna Kasa Oszczednosci Bank Polski SA	1,183,824
7,659	Powszechny Zaklad Ubezpieczen SA	1,166,972

		2,350,796

	Russia—0.5%
16,229	LUKOIL OAO ADR	1,064,622

	South Africa—7.7%
36,169	Bidvest Group Ltd.	967,748
42,967	Capitec Bank Holdings Ltd.	918,988
271,741	FirstRand Ltd.	977,730
127,844	Investec Ltd.	910,004
74,829	Liberty Holdings Ltd.	927,370
112,334	Mediclinic International Ltd.	849,340
45,133	MTN Group Ltd.	900,089
384,887	Netcare Ltd.	958,611
248,880	Pick n Pay Stores Ltd.	1,180,038
893,408	Redefine Properties Ltd. REIT	919,704
54,485	Remgro Ltd.	1,113,061
202,325	RMB Holdings Ltd.	1,017,742
323,841	RMI Holdings	915,319
192,052	Sanlam Ltd.	1,034,207

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	South Africa (continued)
19,988	Sasol Ltd.	$1,024,621
82,128	Spar Group Ltd. (The)	1,054,765
91,152	Standard Bank Group Ltd.	1,161,731

		16,831,068

	South Korea—10.5%
1,092	Amorepacific Corp.	895,630
11,886	Cheil Industries, Inc.	1,008,475
6,880	Doosan Corp.	921,009
37,680	Hanwha Corp.	1,426,210
117,460	Industrial Bank of Korea	1,356,479
31,150	KB Financial Group, Inc.	1,233,373
28,960	KT Corp.	956,915
14,919	KT&G Corp.	1,090,005
15,695	LG Corp.	927,718
2,607	Lotte Shopping Co. Ltd.	989,222
5,621	OCI Co. Ltd.	1,017,423
3,936	POSCO	1,174,399
15,396	Samsung C&T Corp.	914,398
657	Samsung Electronics Co. Ltd.	907,382
3,902	Samsung Fire & Marine Insurance Co. Ltd.	912,275
10,875	Samsung Life Insurance Co. Ltd.	1,071,353
5,406	Samsung SDI Co. Ltd.	902,062
26,687	Samsung Securities Co., Ltd.	1,183,713
14,955	Samsung Techwin Co. Ltd.	816,304
23,640	Shinhan Financial Group Co. Ltd.	1,032,962
6,603	SK Innovation Co. Ltd.	927,501
14,406	S-Oil Corp.	1,052,524

		22,717,332

	Spain—1.9%
17,710,270	Banco Santander Chile	1,088,905
9,806	Bank Zachodni WBK SA	1,195,154
47,800	Telefonica Brasil SA (Preference Shares)	1,061,410
52,707	Telefonica Czech Republic AS	861,725

		4,207,194

	Taiwan—22.9%
940,000	Advanced Semiconductor Engineering, Inc.	923,059
1,198,120	Asia Cement Corp.	1,625,116
650,260	Cathay Financial Holding Co. Ltd.	980,497
2,381,500	Chang Hwa Commercial Bank	1,426,655
373,738	Cheng Shin Rubber Industry Co. Ltd.	997,330
413,000	Cheng Uei Precision Industry Co. Ltd.	865,937
3,198,000	China Development Financial Holding Corp.	954,627
979,500	China Life Insurance Co. Ltd.	960,180
203,000	China Steel Chemical Corp.	1,216,086
1,460,285	China Steel Corp.	1,269,943
1,818,650	CTBC Financial Holding Co. Ltd.	1,231,850
598,000	Chunghwa Telecom Co. Ltd.	1,925,519
1,547,400	E.Sun Financial Holding Co. Ltd.	1,034,953
1,774,000	Eva Airways Corp.(a)	987,250
1,389,000	Evergreen Marine Corp. Taiwan Ltd.(a)	817,907
903,520	Far Eastern Department Stores Co. Ltd.	971,808
1,013,880	Far Eastern New Century Corp.	1,164,705
410,000	Far EasTone Telecommunications Co. Ltd.	941,983
2,447,715	First Financial Holding Co. Ltd.	1,516,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
335,090	Formosa Chemicals & Fibre Corp.	$968,333
326,000	Formosa Petrochemical Corp.	878,817
397,400	Formosa Plastics Corp.	1,079,410
349,000	Foxconn Technology Co. Ltd.	876,672
687,000	Fubon Financial Holding Co. Ltd.	1,005,497
387,000	Hon Hai Precision Industry Co. Ltd.	981,348
2,631,850	Hua Nan Financial Holdings Co. Ltd.	1,558,712
1,137,000	King’s Town Bank	1,010,082
505,245	Lite-On Technology Corp.	883,936
1,374,000	Mega Financial Holding Co. Ltd.	1,187,889
1,060,000	Oriental Union Chemical Corp.	1,129,291
746,000	Pou Chen Corp.	909,028
136,000	President Chain Store Corp.	990,623
3,176,018	Shin Kong Financial Holding Co. Ltd.	1,102,653
2,229,878	SinoPac Financial Holdings Co. Ltd.	1,100,537
345,800	Standard Foods Corp.	1,059,310
2,805,125	Taishin Financial Holding Co. Ltd.	1,417,863
699,000	Taiwan Cement Corp.	1,017,112
3,371,931	Taiwan Cooperative Financial Holding	1,893,731
476,000	Taiwan Fertilizer Co. Ltd.	1,134,124
245,000	Taiwan Mobile Co. Ltd.	838,084
257,000	Taiwan Semiconductor Manufacturing Co. Ltd.	957,862
540,340	Uni-President Enterprises Corp.	1,029,937
722,000	WPG Holdings Ltd.	879,784
1,681,000	Yuanta Financial Holding Co. Ltd.	915,468
587,000	Yulon Motor Co. Ltd.	1,036,958

		49,654,775

	Thailand—1.3%
220,300	Electricity Generating PCL	905,973
161,400	PTT Exploration & Production PCL	873,764
95,700	PTT PCL	974,679

		2,754,416

	Turkey—0.5%
755,947	Eregli Demir ve Celik Fabrikalari TAS	1,051,059

	United Kingdom—1.8%
61,702	Barclays Africa Group Ltd.	955,794
53,226	Nedbank Group Ltd.	1,159,689
83,000	Souza Cruz SA	904,531
75,604	Vodacom Group Ltd.	868,968

		3,888,982

	United States—0.9%
56,359	Massmart Holdings Ltd.	906,881
376,100	Wal-Mart de Mexico SAB de CV, Series V	981,388

		1,888,269

	Total Common Stocks and Other Equity Interests (Cost $207,517,466)	217,158,451

Number of Shares		Value
	Rights—0.0%
	Taiwan—0.0%
109,387	Mega Financial Holding Co. Ltd., expiring 01/06/14(a) (Cost $0)	$14,521

	Total Investments (Cost $207,517,466)—100.0%	217,172,972
	Other assets less liabilities—0.0%	81,280

	Net Assets—100.0%	$217,254,252

Investment Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments

PowerShares S&P International Developed High Beta Portfolio (IDHB)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—1.6%
2,754	ALS Ltd.	$26,157
5,052	Fortescue Metals Group Ltd.	24,925
2,254	Iluka Resources Ltd.	21,985
2,015	Newcrest Mining Ltd.	19,653

		92,720

	Austria—2.1%
400	Andritz AG	24,672
1,176	Erste Group Bank AG	41,528
840	Raiffeisen Bank International AG	30,914
497	Voestalpine AG	23,503

		120,617

	Bahamas—0.5%
1,796	Vedanta Resources PLC	30,672

	Belgium—2.6%
743	Ageas	31,662
376	Delhaize Group SA	24,059
694	KBC Groep NV	37,881
191	Solvay SA	29,939
526	Umicore SA	25,125

		148,666

	Canada—3.4%
1,354	Enerplus Corp.	23,357
1,806	First Quantum Minerals Ltd.	34,255
4,888	IAMGOLD Corp.	24,982
6,362	Lundin Mining Corp.(a)	28,673
6,688	Osisko Mining Corp.(a)	32,643
2,328	Precision Drilling Corp.	24,623
1,040	Teck Resources Ltd., Class B	27,824

		196,357

	Denmark—1.1%
2	A.P. Moeller—Maersk A/S, Class A	18,096
2	A.P. Moeller—Maersk A/S, Class B	19,376
1,073	Danske Bank A/S(a)	25,093

		62,565

	Finland—5.3%
825	Cargotec Oyj, Class B	30,215
1,569	Kemira Oyj	25,234
759	Metso Oyj	29,924
1,324	Neste Oil Oyj	26,298
5,363	Nokia Oyj(a)	40,611
1,833	Outotec Oyj	18,166
1,558	Pohjola Bank PLC, Class A	28,425
2,991	Stora Enso Oyj, Class R	27,854
1,926	UPM-Kymmene Oyj	30,661
542	Wartsila Oyj Abp	24,073
1,944	YIT Oyj	25,266

		306,727

	France—11.6%
778	Alstom SA	28,981
1,350	AXA SA	33,770
488	BNP Paribas SA	36,184
742	Bouygues SA	29,042
936	Carrefour SA	34,332

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
124	Christian Dior SA	$23,601
636	Cie de Saint-Gobain	33,500
1,336	CNP Assurances	23,612
3,607	Credit Agricole SA(a)	43,628
994	GDF Suez	24,784
431	Lafarge SA	29,871
138	LVMH Moet Hennessy Louis Vuitton SA	26,603
7,805	Natixis	42,146
2,291	Orange SA	31,489
424	Renault SA	37,185
240	Sanofi	25,626
394	Schneider Electric SA	33,237
868	Societe Generale SA	49,349
438	Total SA	26,954
97	Unibail-Rodamco SE REIT	25,451
499	Vinci SA	32,051

		671,396

	Germany—8.3%
211	Adidas AG	24,119
171	Allianz SE	28,804
276	BASF SE	28,753
261	Bayerische Motoren Werke AG	29,643
2,748	Commerzbank AG(a)	35,375
136	Continental AG	24,951
358	Daimler AG	29,416
806	Deutsche Bank AG	39,042
373	HeidelbergCement AG	29,442
656	Metro AG	30,799
335	Porsche Automobil Holding SE (Preference Shares)	31,420
1,438	Scania AB, Class A	27,555
1,344	Scania AB, Class B	27,000
1,600	ThyssenKrupp AG(a)	40,948
110	Volkswagen AG	26,993
114	Volkswagen AG (Preference Shares)	29,013

		483,273

	Greece—3.8%
47,025	Agricultural Bank of Greece(a)	0
47,704	Alpha Bank AE(a)	42,933
9,003	National Bank of Greece SA(a)	50,794
22,816	Piraeus Bank SA(a)	47,458
2,279	Public Power Corp. SA	33,958
28,298	TT Hellenic Postbank SA(a)	0
4,456	Viohalco Hellenic Copper and Aluminum Industry SA(a)	44,223

		219,366

	Ireland—1.0%
1,145	CRH PLC	27,863
1,259	Smurfit Kappa Group PLC	30,638

		58,501

	Italy—10.1%
1,495	Assicurazioni Generali SpA	34,999
131,996	Banca Monte dei Paschi di Siena SpA(a)	41,811
953	Endesa SA(a)	27,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

PowerShares S&P International Developed High Beta Portfolio (IDHB) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Italy (continued)
11,728	Enel Green Power SpA	$28,572
8,348	Enel SpA	36,885
1,106	Eni SpA	28,042
3,438	Fiat SpA(a)	27,062
15,912	Intesa Sanpaolo SpA	39,609
16,272	Intesa Sanpaolo SpA-RSP	32,873
9,138	Mediaset SpA(a)	45,866
4,750	Mediobanca SpA	43,427
4,470	Mediolanum SpA	38,953
1,307	Prysmian SpA	31,984
36,479	Telecom Italia SpA	35,583
7,305	UBI Banca-Unione di Banche Italiane ScpA	50,649
5,720	UniCredit SpA	43,081

		587,070

	Japan—9.5%
2,100	Brother Industries Ltd.	23,780
1,500	Dai-ichi Life Insurance Co. Ltd. (The)	21,343
3,000	Daiwa Securities Group, Inc.	27,276
1,000	Hitachi Construction Machinery Co. Ltd.	21,068
5,000	Japan Steel Works Ltd. (The)	27,877
900	JFE Holdings, Inc.	20,383
2,200	JTEKT Corp.	28,097
16,000	Kobe Steel Ltd.(a)	28,213
900	Komatsu Ltd.	19,631
1,000	Kubota Corp.	14,759
2,000	Mitsubishi Electric Corp.	21,914
8,000	Mitsui Chemicals, Inc.	21,201
900	MS&AD Insurance Group Holdings, Inc.	23,163
4,000	Nippon Electric Glass Co. Ltd.	20,548
3,200	Nomura Holdings, Inc.	23,582
2,000	NSK Ltd.	21,242
2,200	SBI Holdings, Inc.	26,505
1,500	Shikoku Electric Power Co., Inc.(a)	26,725
6,000	Sumitomo Chemical Co. Ltd.	21,894
1,000	Sumitomo Metal Mining Co. Ltd.	13,842
600	Suntory Beverage & Food Ltd.(a)	19,753
4,900	Tokyo Electric Power Co., Inc.(a)	26,121
1,300	Toyo Seikan Group Holdings Ltd.	26,925
1,800	Yamaha Motor Co. Ltd.	27,483

		553,325

	Jersey Island—0.4%
325	Randgold Resources Ltd.	24,228

	Liechtenstein—0.5%
2,073	Antofagasta PLC	28,476

	Luxembourg—0.6%
2,298	ArcelorMittal	36,349

	Mexico—0.4%
1,398	Fresnillo PLC	21,910

	Netherlands—2.5%
3,248	Aegon NV	25,893
1,962	CNH Industrial NV(a)	23,233
2,945	ING Groep NV CVA(a)	37,567
593	NXP Semiconductor NV(a)	24,977

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Netherlands (continued)
504	Randstad Holding NV	$31,145

		142,815

	Norway—3.2%
1,570	DNB ASA	27,849
10,180	DNO International ASA(a)	28,874
6,251	Norsk Hydro ASA	27,956
2,072	Petroleum Geo-Services ASA	25,152
2,970	Prosafe SE	25,492
4,974	Storebrand ASA(a)	32,147
708	TGS Nopec Geophysical Co. ASA	19,498

		186,968

	Portugal—1.8%
224,154	Banco Comercial Portugues SA, Class R(a)	33,582
35,951	Banco Espirito Santo SA(a)	47,556
4,706	EDP Renovaveis SA(a)	25,968

		107,106

	Spain—7.8%
1,200	Abertis Infraestructuras SA	25,776
907	ACS Actividades de Construccion y Servicios SA	29,809
3,038	Banco Bilbao Vizcaya Argentaria SA	35,639
4,508	Banco Santander SA	40,075
48,785	Bankia SA(a)	73,088
5,929	CaixaBank SA	30,864
1,325	Ferrovial SA	25,300
1,304	Gas Natural SDG SA	30,793
5,144	Iberdrola SA	32,365
1,385	Leighton Holdings Ltd.	23,489
9,205	Mapfre SA	37,092
1,205	Repsol SA	32,404
1,899	Telefonica SA(a)	33,523

		450,217

	Sweden—11.5%
1,123	Alfa Laval AB	25,684
563	Assa Abloy AB, Class B	27,989
956	Atlas Copco AB, Class A	26,563
1,088	Atlas Copco AB, Class B	27,120
834	Electrolux AB, Series B	20,621
919	Hexagon AB, Class B	27,636
1,313	Industrivarden AB, Class A	25,363
1,378	Industrivarden AB, Class C	24,595
887	Investor AB, Class A	27,839
849	Investor AB, Class B	27,316
575	Lundbergforetagen AB, Class B	24,080
1,132	Lundin Petroleum AB(a)	23,406
592	Melker Schorling AB	24,198
556	Modern Times Group AB, Class B	30,399
2,047	Nordea Bank AB	26,256
1,929	Sandvik AB	26,143
2,366	Skandinaviska Enskilda Banken AB, Class A	28,702
1,267	Skanska AB, Class B	24,455
1,040	SKF AB, Class A	27,563
1,042	SKF AB, Class B	27,648
897	Svenska Cellulosa AB SCA, Class A	25,367

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

PowerShares S&P International Developed High Beta Portfolio (IDHB) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Sweden (continued)
519	Svenska Handelsbanken AB, Class A	$23,548
1,052	Swedbank AB, Class A	27,474
1,755	Telefonaktiebolaget LM Ericsson, Class A	19,839
1,766	Volvo AB, Class A	22,747
1,786	Volvo AB, Class B	22,977

		665,528

	Switzerland—2.9%
275	CIE Financiere Richemont SA	28,257
968	Credit Suisse Group AG(a)	30,177
4,941	Glencore Xstrata PLC(a)	26,990
312	Holcim Ltd. (a)	23,291
4,119	STMicroelectronics NV	31,947
1,374	UBS AG(a)	26,644

		167,306

	United Kingdom—7.4%
1,214	Anglo American PLC	28,964
1,516	ARM Holdings PLC	24,003
7,073	Barclays PLC	29,954
839	BHP Billiton PLC	26,022
949	Burberry Group PLC	23,404
4,367	GKN PLC	25,812
1,092	IMI PLC	26,649
4,986	International Consolidated Airlines Group SA(a)	27,869
19,424	Lloyds Banking Group PLC(a)	24,195
1,320	Prudential PLC	27,124
630	Rio Tinto PLC	31,964
5,381	Royal Bank of Scotland Group PLC(a)	31,779
639	Schroders PLC	26,476
726	Schroders PLC NVTG	24,856
4,967	Turquoise Hill Resources Ltd.(a)	23,957
770	Weir Group PLC (The)	27,896

		430,924

	Total Common Stocks and Other Equity Interests (Cost $5,294,961)	5,793,082

	Money Market Fund—0.0%
2,024	Premier Portfolio—Institutional Class(b) (Cost $2,024)	2,024

	Total Investments (Cost $5,296,985)—99.9%	5,795,106
	Other assets less liabilities—0.1%	4,247

	Net Assets—100.0%	$5,799,353

Investment Abbreviations:

CVA—Dutch Certificates

NVTG—Non-voting Shares

REIT—Real Estate Investment Trust

RSP—Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Australia—9.2%
41,688	AGL Energy Ltd.	$617,412
97,447	APA Group	559,201
20,331	ASX Ltd.	706,372
130,173	Aurizon Holdings Ltd.	590,450
20,727	Australia & New Zealand Banking Group Ltd.	664,192
314,468	CFS Retail Property Trust Group REIT	616,416
9,963	Commonwealth Bank of Australia	717,774
165,210	GPT Group REIT	577,284
110,493	Insurance Australia Group Ltd.	646,622
19,401	National Australia Bank Ltd.	648,707
44,672	Suncorp Group Ltd.	566,003
163,439	Sydney Airport	648,480
158,803	Telstra Corp. Ltd.	778,961
125,884	Transurban Group	846,362
16,152	Wesfarmers Ltd.	657,232
71,517	Westfield Group REIT	732,763
223,554	Westfield Retail Trust REIT	654,136
18,089	Westpac Banking Corp.	587,366
20,247	Woolworths Ltd.	669,134

		12,484,867

	Belgium—1.0%
9,468	Colruyt SA	530,251
9,113	Groupe Bruxelles Lambert SA	814,832

		1,345,083

	Canada—25.0%
19,334	AltaGas Ltd.	715,628
21,391	ARC Resources Ltd.	567,774
16,419	Bank of Montreal	1,143,355
16,963	Bank of Nova Scotia	1,031,102
19,735	BCE, Inc.	858,587
37,429	Bell Aliant, Inc.	947,883
17,484	Brookfield Asset Management, Inc., Class A	692,084
12,845	Canadian Imperial Bank of Commerce	1,092,536
7,702	Canadian National Railway Co.	846,012
16,624	Canadian Utilities Ltd., Class A	610,697
22,044	CI Financial Corp.	733,074
15,208	Crescent Point Energy Corp.	590,470
7,270	Dollarama, Inc.	624,766
25,258	Dundee, Class A REIT	700,205
28,753	Emera, Inc.	847,550
6,911	Empire Co. Ltd., Class A	508,823
18,076	Enbridge, Inc.	783,464
59,490	First Capital Realty, Inc.	1,033,666
30,256	Fortis, Inc.	940,885
7,407	George Weston Ltd.	603,299
11,704	Gildan Activewear, Inc.	564,073
25,347	Great-West Lifeco, Inc.	783,853
34,222	H&R REIT	708,822
19,159	Husky Energy, Inc.	544,539
13,818	IGM Financial, Inc.	665,691
11,707	Intact Financial Corp.	730,025
32,040	Jean Coutu Group (PJC), Inc. (The), Class A	566,234
10,420	Keyera Corp.	616,497
6,661	Magna International, Inc.	564,063
11,560	Metro, Inc.	723,075

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
12,687	National Bank of Canada	$1,100,753
13,466	Onex Corp.	711,360
20,897	Pembina Pipeline Corp.	685,512
24,650	Power Corp. of Canada	726,133
23,373	Power Financial Corp.	768,977
28,923	RioCan REIT	705,845
13,158	Royal Bank of Canada	883,467
15,004	Saputo, Inc.	742,251
27,948	Shaw Communications, Inc., Class B	668,383
16,897	TELUS Corp.	590,103
21,801	Thomson Reuters Corp.	819,066
12,204	Tim Hortons, Inc.	728,366
11,524	Toronto-Dominion Bank (The)	1,056,869
17,177	TransCanada Corp.	773,982
11,130	Vermilion Energy, Inc.	611,651

		33,911,450

	China—0.5%
196,500	BOC Hong Kong (Holdings) Ltd.	641,225

	Denmark—2.4%
9,856	Coloplast A/S, Class B	643,503
22,324	DSV A/S	653,902
71,884	TDC A/S	649,888
7,292	Tryg A/S	667,229
6,566	William Demant Holding(a)	650,466

		3,264,988

	Finland—0.5%
13,738	Sampo Oyj, Class A	651,634

	France—4.4%
4,637	Air Liquide SA	632,291
19,096	Bureau Veritas SA	577,372
7,429	Danone SA	551,647
5,362	Dassault Systemes SA	652,495
1,646	Hermes International	561,448
9,878	Legrand SA	561,741
5,045	Pernod Ricard SA	606,992
9,610	Safran SA	615,025
5,977	Sodexo	580,908
10,453	Total SA	643,254

		5,983,173

	Germany—4.8%
6,958	Bayerische Motoren Werke AG (Preference Shares)	582,509
7,109	Beiersdorf AG	679,524
8,789	Fresenius Medical Care AG & Co. KGaA	582,616
5,205	Fresenius SE & Co. KGaA	677,404
6,685	Henkel AG & Co. KGaA	618,819
3,636	Linde AG	691,792
6,146	MAN SE	741,549
3,749	Merck KGaA	624,863
7,771	SAP AG	611,272
5,375	Siemens AG	688,202

		6,498,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong—5.7%
152,400	Bank of East Asia Ltd. (The)	$659,485
38,000	Cheung Kong (Holdings) Ltd.	594,037
88,000	Cheung Kong Infrastructure Holdings Ltd.	612,352
120,500	CLP Holdings Ltd.	969,838
254,910	Hong Kong & China Gas Co. Ltd.	595,762
48,000	Hutchison Whampoa Ltd.	598,061
146,000	Kerry Properties Ltd.	632,732
119,500	Link (The) REIT	602,660
166,000	MTR Corp. Ltd.	643,398
66,500	Power Assets Holdings Ltd.	554,092
43,000	Sun Hung Kai Properties Ltd.	563,494
57,000	Swire Pacific Ltd., Class A	658,367

		7,684,278

	Ireland—0.4%
9,394	Kerry Group PLC, Class A	602,351

	Israel—0.8%
42,546	Gazit-Globe Ltd.	583,819
14,879	Teva Pharmaceutical Industries Ltd.	558,097

		1,141,916

	Italy—1.0%
125,295	Snam SpA	646,605
153,585	Terna-Rete Elettrica Nationale SpA	762,115

		1,408,720

	Japan—1.0%
37,400	Kagome Co. Ltd.	649,573
26,900	McDonald’s Holdings Co. Japan Ltd.	744,678

		1,394,251

	Luxembourg—0.4%
19,419	SES SA	566,019

	Netherlands—3.9%
8,774	Heineken Holding NV	559,375
32,911	Koninklijke Ahold NV	627,290
6,978	Koninklijke DSM NV	529,257
32,201	Reed Elsevier NV	649,435
22,053	Royal Dutch Shell PLC, Class A	735,712
21,056	Royal Dutch Shell PLC, Class B	730,528
19,347	Unilever NV CVA	767,236
25,518	Wolters Kluwer NV	693,140

		5,291,973

	New Zealand—1.4%
230,621	Auckland International Airport Ltd.	654,775
178,046	SKYCITY Entertainment Group Ltd.	573,299
125,310	Sky Network Television Ltd.	643,097

		1,871,171

	Norway—2.4%
36,036	Gjensidige Forsikring ASA	673,128
70,928	Orkla ASA	575,390
12,778	Seadrill Ltd.	591,877
29,427	Statoil ASA	697,610
27,722	Telenor ASA	666,512

		3,204,517

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Singapore—8.8%
528,000	CapitaCommercial Trust REIT	$627,887
406,000	CapitaMall Trust REIT	661,200
55,000	DBS Group Holdings Ltd.	742,291
745,000	Hutchison Port Holdings Trust, Class U	543,850
91,000	Keppel Corp. Ltd.	796,025
646,000	Mapletree Logistics Trust REIT	570,299
95,685	Oversea-Chinese Banking Corp. Ltd.	802,293
164,000	SembCorp Industries Ltd.	703,414
180,000	SembCorp Marine Ltd.	653,042
101,000	Singapore Airlines Ltd.	849,301
127,413	Singapore Exchange Ltd.	753,990
726,000	Singapore Post Ltd.	766,767
224,000	Singapore Press Holdings Ltd.	767,525
199,424	Singapore Telecommunications Ltd.	607,750
187,608	StarHub Ltd.	673,081
480,000	Suntec REIT	663,684
41,000	United Overseas Bank Ltd.	688,870

		11,871,269

	Spain—0.5%
18,750	Amadeus IT Holding SA, Class A	697,168

	Sweden—3.3%
11,987	Assa Abloy AB, Class B	595,919
16,594	Hennes & Mauritz AB, Class B	718,016
31,292	Industrivarden AB, Class C	558,522
20,391	Investor AB, Class B	656,061
31,293	Skanska AB, Class B	603,997
12,544	Svenska Handelsbanken AB, Class A	569,138
92,910	TeliaSonera AB	771,014

		4,472,667

	Switzerland—5.6%
24,435	ABB Ltd.	625,210
4,447	Kuehne + Nagel International AG	563,272
11,607	Nestle SA	839,554
9,125	Novartis AG	709,907
2,292	Roche Holding AG	631,752
2,238	Roche Holding AG Genussch	620,822
248	SGS SA	582,241
7,414	Swiss Re AG	652,527
1,770	Swisscom AG	905,181
1,625	Syngenta AG	657,681
2,663	Zurich Insurance Group AG	737,835

		7,525,982

	United Kingdom—15.9%
14,392	AstraZeneca PLC	765,114
96,368	BP PLC	747,340
12,047	British American Tobacco PLC	665,028
67,758	British Land Co. PLC REIT	677,110
43,677	British Sky Broadcasting Group PLC	657,858
28,470	Bunzl PLC	629,839
35,269	Capita PLC	558,699
106,951	Centrica PLC	607,239
47,926	Compass Group PLC	690,672
19,331	Diageo PLC	617,107

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

PowerShares S&P International Developed Low Volatility Portfolio (IDLV) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
27,754	GlaxoSmithKline PLC	$732,830
76,323	Hammerson PLC REIT	648,663
44,700	Hang Seng Bank Ltd.	743,746
50,275	HSBC Holdings PLC	550,945
17,151	Imperial Tobacco Group PLC	641,752
11,927	Intertek Group PLC	638,476
101,474	J Sainsbury PLC	643,147
43,333	Land Securities Group PLC REIT	688,182
180,341	Legal & General Group PLC	626,699
58,745	National Grid PLC	740,410
7,562	Next PLC	661,520
28,801	Pearson PLC	603,383
8,713	Reckitt Benckiser Group PLC	678,638
48,047	Reed Elsevier PLC	674,661
11,457	SABMiller PLC	598,958
102,184	Sage Group PLC (The)	553,414
56,394	Smith & Nephew PLC	722,103
27,028	Smiths Group PLC	623,123
29,297	SSE PLC	666,491
98,990	Tesco PLC	579,214
17,446	Unilever PLC	707,726
53,538	United Utilities Group PLC	605,970
136,343	William Morrison Supermarkets PLC	616,842

		21,562,899

	United States—1.0%
35,982	Brookfield Office Properties, Inc.	672,129
16,087	Imperial Oil Ltd.	702,345

		1,374,474

	Total Investments (Cost $127,936,755)—99.9%	135,450,625
	Other assets less liabilities—0.1%	166,632

	Net Assets—100.0%	$135,617,257

Investment Abbreviations:

CVA—Dutch Certificates

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—1.3%
5,714	Cheesecake Factory, Inc. (The)	$269,987

	Consumer Staples—2.4%
4,289	Church & Dwight Co., Inc.	279,429
2,781	Lancaster Colony Corp.	230,795

		510,224

	Financials—52.0%
3,986	Alexandria Real Estate Equities, Inc. REIT	262,199
558	Alleghany Corp.(b)	226,224
6,697	American Campus Communities, Inc. REIT	231,448
6,302	American Financial Group, Inc.	354,551
7,162	Arthur J. Gallagher & Co.	339,837
7,578	Aspen Insurance Holdings Ltd.	295,618
4,816	Bank of Hawaii Corp.	279,232
13,279	BioMed Realty Trust, Inc. REIT	264,518
4,869	BRE Properties, Inc. REIT	265,896
7,841	Brown & Brown, Inc.	250,363
4,042	Camden Property Trust REIT	259,496
5,557	CBOE Holdings, Inc.	269,515
5,660	Commerce Bancshares, Inc.	260,417
4,124	Cullen/Frost Bankers, Inc.	291,938
10,946	Equity One, Inc. REIT	263,908
1,829	Essex Property Trust, Inc. REIT	294,469
2,006	Everest Re Group Ltd.	308,402
5,658	Extra Space Storage, Inc. REIT	260,211
2,752	Federal Realty Investment Trust REIT	285,107
4,606	Hanover Insurance Group, Inc. (The)	269,635
7,050	HCC Insurance Holdings, Inc.	321,833
7,543	Highwoods Properties, Inc. REIT	291,160
4,971	Home Properties, Inc. REIT	299,801
6,735	Kemper Corp.	249,330
5,152	Kilroy Realty Corp. REIT	273,880
7,084	Liberty Property Trust REIT	263,454
10,671	Mack-Cali Realty Corp. REIT	219,396
6,842	National Retail Properties, Inc. REIT	235,365
15,765	New York Community Bancorp, Inc.	255,551
4,699	Rayonier, Inc. REIT	220,947
5,234	Realty Income Corp. REIT	217,996
4,806	Regency Centers Corp. REIT	248,278
9,682	Senior Housing Properties Trust REIT	238,564
2,637	Signature Bank(b)	268,499
2,747	SL Green Realty Corp. REIT	259,784
4,480	StanCorp Financial Group, Inc.	263,872
3,467	Taubman Centers, Inc. REIT	228,094
10,563	UDR, Inc. REIT	262,068
7,317	W.R. Berkley Corp.	321,289
8,130	Weingarten Realty Investors REIT	257,965
5,367	Westamerica Bancorp.	276,293

		11,006,403

	Health Care—8.0%
2,865	Henry Schein, Inc.(b)	322,112
2,344	IDEXX Laboratories, Inc.(b)	252,824
2,410	MEDNAX, Inc.(b)	262,738
6,685	Owens & Minor, Inc.	250,153
3,117	Techne Corp.	272,394

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
3,565	Teleflex, Inc.	$328,622

		1,688,843

	Industrials—4.7%
3,721	Crane Co.	236,283
2,165	Hubbell, Inc., Class B	232,824
9,906	Rollins, Inc.	273,802
3,900	Wabtec Corp.	254,241

		997,150

	Information Technology—7.9%
1,371	Alliance Data Systems Corp.(b)	325,009
7,504	Broadridge Financial Solutions, Inc.	263,841
3,288	DST Systems, Inc.	278,724
5,614	Jack Henry & Associates, Inc.	306,580
7,071	Synopsys, Inc.(b)	257,738
4,901	Zebra Technologies Corp., Class A(b)	236,767

		1,668,659

	Materials—3.9%
4,146	AptarGroup, Inc.	266,008
5,701	Silgan Holdings, Inc.	256,944
7,438	Sonoco Products Co.	302,280

		825,232

	Telecommunication Services—1.1%
7,681	tw telecom, inc.(b)	242,105

	Utilities—18.7%
5,537	Alliant Energy Corp.	289,142
9,581	Aqua America, Inc.	241,250
6,095	Atmos Energy Corp.	269,826
6,040	Cleco Corp.	279,894
11,746	Great Plains Energy, Inc.	275,326
10,450	Hawaiian Electric Industries, Inc.	277,656
5,181	IDACORP, Inc.	267,340
8,580	MDU Resources Group, Inc.	255,512
6,394	OGE Energy Corp.	235,939
10,333	PNM Resources, Inc.	247,165
10,176	Questar Corp.	240,764
6,391	UGI Corp.	264,396
7,859	Vectren Corp.	274,436
9,005	Westar Energy, Inc.	284,648
5,718	WGL Holdings, Inc.	257,367

		3,960,661

	Total Common Stocks and Other Equity Interests (Cost $20,478,635)	21,169,264

	Money Market Fund—0.0%
9,527	Premier Portfolio—Institutional Class(c) (Cost $9,527)	9,527

	Total Investments (Cost $20,488,162)—100.0%	21,178,791
	Other assets less liabilities—0.0%	10,347

	Net Assets—100.0%	$21,189,138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

PowerShares S&P MidCap Low Volatility Portfolio (XMLV) (continued)

October 31, 2013

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—4.8%
573	Biglari Holdings, Inc.(b)	$249,840
2,395	Cracker Barrel Old Country Store, Inc.	263,139
9,729	Hillenbrand, Inc.	274,552
5,838	Jack in the Box, Inc.(b)	237,490
3,126	Papa John’s International, Inc.	236,544
4,672	Pool Corp.	254,063

		1,515,628

	Consumer Staples—3.1%
3,397	Andersons, Inc. (The)	251,990
4,614	Cal-Maine Foods, Inc.	234,068
3,362	J & J Snack Foods Corp.	287,686
3,018	Sanderson Farms, Inc.	190,768

		964,512

	Energy—1.9%
3,472	Bristow Group, Inc.	279,392
3,218	SEACOR Holdings, Inc.	314,720

		594,112

	Financials—50.7%
12,967	Acadia Realty Trust REIT	345,830
8,629	Agree Realty Corp. REIT	272,418
16,322	Associated Estates Realty Corp. REIT	250,379
5,053	Bank of the Ozarks, Inc.	250,022
6,235	Banner Corp.	238,551
27,569	Brookline Bancorp, Inc.	244,537
5,698	City Holding Co.	259,259
10,500	Columbia Banking System, Inc.	269,745
8,246	Community Bank System, Inc.	299,412
25,542	Cousins Properties, Inc. REIT	289,391
18,416	CVB Financial Corp.	267,769
15,014	Dime Community Bancshares, Inc.	245,629
5,173	EastGroup Properties, Inc. REIT	329,313
7,937	Employers Holdings, Inc.	238,666
5,368	EPR Properties REIT	275,754
19,091	F.N.B. Corp.	238,828
28,747	First Commonwealth Financial Corp.	249,811
15,102	First Financial Bancorp	234,383
3,865	First Financial Bankshares, Inc.	237,736
17,449	Franklin Street Properties Corp. REIT	230,327
10,959	Getty Realty Corp. REIT	210,194
10,585	Glacier Bancorp, Inc.	292,464
10,581	Government Properties Income Trust REIT	258,705
11,022	Healthcare Realty Trust, Inc. REIT	264,638
8,144	Horace Mann Educators Corp.	225,589
7,097	Independent Bank Corp.	254,640
3,529	Infinity Property & Casualty Corp.	242,019
23,742	Inland Real Estate Corp. REIT	253,802
14,577	Interactive Brokers Group, Inc., Class A	300,724
21,244	Lexington Realty Trust REIT	248,555
6,428	LTC Properties, Inc. REIT	253,585
8,082	MB Financial, Inc.	240,035
23,007	National Penn Bancshares, Inc.	238,583
4,388	Navigators Group, Inc. (The)(b)	246,781
12,092	NBT Bancorp, Inc.	294,682
23,966	Northwest Bancshares, Inc.	335,284
17,738	Oritani Financial Corp.	287,710

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Financials (continued)
6,230	PacWest Bancorp	$237,052
6,669	Post Properties, Inc. REIT	305,040
6,817	ProAssurance Corp.	308,946
24,096	Prospect Capital Corp.	273,249
15,909	Provident Financial Services, Inc.	298,135
3,983	PS Business Parks, Inc. REIT	324,575
3,589	RLI Corp.	339,089
5,202	Safety Insurance Group, Inc.	284,497
5,468	Saul Centers, Inc. REIT	256,996
10,446	Selective Insurance Group, Inc.	274,416
9,108	Simmons First National Corp., Class A	298,196
3,717	Sovran Self Storage, Inc. REIT	284,313
10,023	Tanger Factory Outlet Centers, Inc. REIT	349,302
5,589	Tompkins Financial Corp.	275,649
45,008	TrustCo Bank Corp. NY	302,454
4,229	UMB Financial Corp.	249,173
13,474	Umpqua Holdings Corp.	220,569
8,367	United Bankshares, Inc.	247,496
5,159	Universal Health Realty Income Trust REIT	226,583
13,186	Urstadt Biddle Properties, Inc., Class A REIT	260,292
12,125	ViewPoint Financial Group, Inc.	264,446
7,357	Wintrust Financial Corp.	320,103

		15,916,321

	Health Care—6.6%
11,287	Almost Family, Inc.	217,049
5,769	AmSurg Corp.(b)	247,432
8,036	CONMED Corp.	291,466
5,783	Ensign Group, Inc. (The)	246,240
6,433	Greatbatch, Inc.(b)	245,226
6,312	Haemonetics Corp.(b)	256,015
4,399	PAREXEL International Corp.(b)	201,078
7,980	West Pharmaceutical Services, Inc.	385,833

		2,090,339

	Industrials—12.7%
5,385	A.O. Smith Corp.	278,135
10,116	ABM Industries, Inc.	278,291
4,406	Applied Industrial Technologies, Inc.	208,448
7,860	Brady Corp., Class A	229,433
4,461	Cubic Corp.	234,203
5,369	Curtiss-Wright Corp.	267,269
4,153	EnPro Industries, Inc.(b)	247,810
9,034	Healthcare Services Group, Inc.	247,441
18,665	Heartland Express, Inc.	268,029
6,160	Hub Group, Inc., Class A(b)	226,257
5,963	Kaman Corp.	221,704
13,862	Knight Transportation, Inc.	235,238
4,115	Moog, Inc., Class A(b)	245,789
3,092	Teledyne Technologies, Inc.(b)	274,632
4,706	Toro Co. (The)	277,372
2,420	UniFirst Corp.	248,824

		3,988,875

	Information Technology—5.0%
2,858	Anixter International, Inc.(b)	244,331
8,421	Comtech Telecommunications Corp.	252,798

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV) (continued)

October 31, 2013

Number of Shares		Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
7,284	Forrester Research, Inc.	$282,692
3,748	Hittite Microwave Corp.(b)	239,460
4,722	SYNNEX Corp.(b)	289,459
9,924	TeleTech Holdings, Inc.(b)	262,688

		1,571,428

	Materials—2.4%
3,804	Kaiser Aluminum Corp.	256,580
4,201	Schweitzer-Mauduit International, Inc.	259,958
3,907	Stepan Co.	230,005

		746,543

	Utilities—12.7%
6,675	ALLETE, Inc.	337,288
7,751	American States Water Co.	220,748
11,243	Avista Corp.	312,443
7,745	El Paso Electric Co.	272,392
7,219	Laclede Group, Inc. (The)	339,798
6,187	New Jersey Resources Corp.	284,788
7,475	Northwest Natural Gas Co.	324,639
7,716	NorthWestern Corp.	353,701
8,479	Piedmont Natural Gas Co., Inc.	289,473
5,218	South Jersey Industries, Inc.	310,732
6,330	Southwest Gas Corp.	343,466
7,915	UIL Holdings Corp.	304,886
5,989	UNS Energy Corp.	296,336

		3,990,690

	Total Investments (Cost $28,901,696)—99.9%	31,378,448
	Other assets less liabilities—0.1%	32,532

	Net Assets—100.0%	$31,410,980

Investment Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

(This Page Intentionally Left Blank)

Statements of Assets and Liabilities

October 31, 2013

	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® High Dividend Portfolio (SPHD)	PowerShares S&P 500® Low Volatility Portfolio (SPLV)	PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)
Assets:
Unaffiliated investments, at value	$524,671,733	$138,796,214	$3,974,798,904	$4,415,830
Affiliated investments, at value	5,438,188	—	—	1,882

Total investments, at value	530,109,921	138,796,214	3,974,798,904	4,417,712
Foreign currencies, at value	—	—	—	2,564
Cash collateral	—	—	—	—
Receivables:
Shares sold	2,884,549	—	40,700,794	—
Dividends	201,307	303,195	5,501,528	3,053
Foreign tax reclaims	4,534	—	—	4
Investments sold	—	—	14,724,751	—

Total Assets	533,200,311	139,099,409	4,035,725,977	4,423,333

Liabilities:
Due to custodian	—	98,079	1,185,368	—
Payables:
Investments purchased	2,882,341	—	43,298,918	—
Shares repurchased	—	—	14,725,375	—
Collateral upon receipt of securities in-kind	—	—	—	—
Accrued unitary management fees	107,700	34,604	838,920	1,079
Accrued expenses	1,690	1,296	20,645	611

Total Liabilities	2,991,731	133,979	60,069,226	1,690

Net Assets	$530,208,580	$138,965,430	$3,975,656,751	$4,421,643

Net Assets Consist of:
Shares of beneficial interest	$482,207,709	$135,467,205	$3,753,739,497	$4,552,390
Undistributed net investment income	447,176	—	—	16,880
Undistributed net realized gain (loss)	(8,907,674)	(487,773)	(72,360,404)	(255,763)
Net unrealized appreciation	56,461,369	3,985,998	294,277,658	108,136

Net Assets	$530,208,580	$138,965,430	$3,975,656,751	$4,421,643

Shares outstanding (unlimited amount authorized, $0.01 par value)	18,600,100	4,900,001	122,100,100	200,001
Net asset value	$28.51	$28.36	$32.56	$22.11

Market price	$28.54	$28.39	$32.59	$21.90

Unaffiliated investments, at cost	$468,870,836	$134,810,216	$3,680,521,246	$4,307,819

Affiliated investments, at cost	$4,777,716	$—	$—	$1,882

Total investments, at cost	$473,648,552	$134,810,216	$3,680,521,246	$4,309,701

Foreign currencies, at cost	$—	$—	$—	$2,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	PowerShares S&P International Developed High Beta Portfolio (IDHB)	PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

$217,172,972	$5,793,082	$135,450,625	$21,169,264	$31,378,448
—	2,024	—	9,527	—

217,172,972	5,795,106	135,450,625	21,178,791	31,378,448
62,667	—	24,044	—	—
—	—	201,566	—	—

—	—	128,491	—	1,495,759
198,253	3,934	161,010	15,326	39,182
25,199	2,293	55,580	—	—
19,608	—	24,182	—	—

217,478,699	5,801,333	136,045,498	21,194,117	32,913,389

151,557	159	45,683	—	1,521

19,623	—	152,842	—	1,493,964
—	—	—	—	—
—	—	201,566	—	—
52,149	1,212	27,053	4,320	6,229
1,118	609	1,097	659	695

224,447	1,980	428,241	4,979	1,502,409

$217,254,252	$5,799,353	$135,617,257	$21,189,138	$31,410,980

$212,000,558	$5,337,981	$128,550,358	$20,749,839	$29,068,281
312,427	18,620	403,435	40,256	99,644
(4,713,032)	(55,500)	(850,039)	(291,586)	(233,697)
9,654,299	498,252	7,513,503	690,629	2,476,752

$217,254,252	$5,799,353	$135,617,257	$21,189,138	$31,410,980

7,600,001	200,001	4,300,001	750,001	1,050,001
$28.59	$29.00	$31.54	$28.25	$29.92

$28.56	$29.11	$31.67	$28.28	$29.96

$207,517,466	$5,294,961	$127,936,755	$20,478,635	$28,901,696

$—	$2,024	$—	$9,527	$—

$207,517,466	$5,296,985	$127,936,755	$20,488,162	$28,901,696

$62,395	$—	$24,042	$—	$—

47

Statements of Operations

For the year ended October 31, 2013

	PowerShares S&P 500® High Beta Portfolio (SPHB)	PowerShares S&P 500® High Dividend Portfolio (SPHD)	PowerShares S&P 500® Low Volatility Portfolio (SPLV)	PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)
Investment Income:
Unaffiliated dividend income	$3,416,546	$3,759,125	$126,738,597	$55,474
Affiliated dividend income	80,336	—	107	—
Foreign withholding tax	(2,210)	—	—	(5,485)

Total Income	3,494,672	3,759,125	126,738,704	49,989

Expenses:
Unitary management fees	767,133	289,559	10,134,202	11,775
Proxy	5,750	3,645	93,358	637
Tax expenses	—	—	—	—

Total Expenses	772,883	293,204	10,227,560	12,412

Waivers	(17)	(20)	(536)	(4,187)

Net Expenses	772,866	293,184	10,227,024	8,225

Net Investment Income	2,721,806	3,465,941	116,511,680	41,764

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investment securities	(7,724,092)	(561,186)	(72,820,983)	(148,269)
In-kind redemptions	35,162,655	6,436,494	428,532,830	—
Foreign currencies	—	—	—	4,741

Net realized gain (loss)	27,438,563	5,875,308	355,711,847	(143,528)

Change in net appreciation (depreciation) on:
Investment securities	63,713,180	4,030,887	202,074,547	329,213
Foreign currencies	—	—	—	(891)

Net change in unrealized appreciation	63,713,180	4,030,887	202,074,547	328,322

Net realized and unrealized gain	91,151,743	9,906,195	557,786,394	184,794

Net increase in net assets resulting from operations	$93,873,549	$13,372,136	$674,298,074	$226,558

(a)	For the period February 12, 2013 (commencement of investment operations) through October 31, 2013.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	PowerShares S&P International Developed High Beta Portfolio (IDHB)	PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	PowerShares S&P MidCap Low Volatility Portfolio (XMLV)(a)	PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)(a)

$4,706,369	$119,106	$2,551,036	$246,269	$295,213
—	—	—	—	—
(643,319)	(18,506)	(202,975)	—	—

4,063,050	100,600	2,348,061	246,269	295,213

611,289	15,546	250,615	27,452	30,373
2,968	632	2,854	846	999
47	—	—	—	—

614,304	16,178	253,469	28,298	31,372

(217,353)	(4,452)	(71,607)	(2)	(1)

396,951	11,726	181,862	28,296	31,371

3,666,099	88,874	2,166,199	217,973	263,842

(4,619,246)	89,479	(712,186)	(323,810)	(234,668)
1,840,300	(233,483)	930,427	626,427	693,197
(732,230)	(3,786)	(138,640)	—	—

(3,511,176)	(147,790)	79,601	302,617	458,529

9,465,923	621,313	7,066,937	690,629	2,476,752
(1,198)	127	1,034	—	—

9,464,725	621,440	7,067,971	690,629	2,476,752

5,953,549	473,650	7,147,572	993,246	2,935,281

$9,619,648	$562,524	$9,313,771	$1,211,219	$3,199,123

49

Statements of Changes in Net Assets

For the years ended October 31, 2013 and 2012

	PowerShares S&P 500® High Beta Portfolio (SPHB)		PowerShares S&P 500® High Dividend Portfolio (SPHD)
	2013	2012	2013	2012(a)
Operations:
Net investment income	$2,721,806	$545,489	$3,465,941	$6,578
Net realized gain (loss)	27,438,563	1,226,563	5,875,308	—
Net change in unrealized appreciation (depreciation)	63,713,180	(5,849,508)	4,030,887	(44,889)

Net increase (decrease) in net assets resulting from operations	93,873,549	(4,077,456)	13,372,136	(38,311)

Distributions to Shareholders from:
Net investment income	(2,416,259)	(408,266)	(3,535,971)	—

Shareholder Transactions:
Proceeds from shares sold	539,006,561	178,041,023	201,369,575	7,546,688
Value of shares repurchased	(208,462,944)	(77,087,393)	(79,748,687)	—
Transaction fee	—	—	—	—

Net increase in net assets resulting from shares transactions	330,543,617	100,953,630	121,620,888	7,546,688

Increase in Net Assets	422,000,907	96,467,908	131,457,053	7,508,377

Net Assets:
Beginning of period	108,207,673	11,739,765	7,508,377	—

End of period	$530,208,580	$108,207,673	$138,965,430	$7,508,377

Undistributed net investment income at end of period	$447,176	$141,629	$—	$6,578

Changes in Shares Outstanding:
Shares sold	21,700,000	8,500,000	7,550,000	300,001
Shares repurchased	(8,400,000)	(3,800,000)	(2,950,000)	—
Shares outstanding, beginning of period	5,300,100	600,100	300,001	—

Shares outstanding, end of period	18,600,100	5,300,100	4,900,001	300,001

(a)	For the period October 12, 2012 (commencement of investment operations) through October 31, 2012.
(b)	For the period February 22, 2012 (commencement of investment operations) through October 31, 2012.
(c)	For the period January 11, 2012 (commencement of investment operations) through October 31, 2012.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

PowerShares S&P 500® Low Volatility Portfolio (SPLV)		PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)		PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)
2013	2012	2013	2012(b)	2013	2012(c)

$116,511,680	$48,329,486	$41,764	$29,105	$3,666,099	$177,874
355,711,847	92,296,355	(143,528)	(104,409)	(3,511,176)	71,169
202,074,547	71,953,517	328,322	(220,186)	9,464,725	189,574

674,298,074	212,579,358	226,558	(295,490)	9,619,648	438,617

(119,092,292)	(48,197,248)	(40,279)	(14,848)	(2,774,327)	(62,547)

3,926,639,414	3,213,044,302	2,061,425	4,942,304	208,208,755	18,587,291
(3,255,303,604)	(1,200,944,271)	—	(2,458,027)	(11,479,883)	(5,403,343)
—	—	—	—	105,165	14,876

671,335,810	2,012,100,031	2,061,425	2,484,277	196,834,037	13,198,824

1,226,541,592	2,176,482,141	2,247,704	2,173,939	203,679,358	13,574,894

2,749,115,159	572,633,018	2,173,939	—	13,574,894	—

$3,975,656,751	$2,749,115,159	$4,421,643	$2,173,939	$217,254,252	$13,574,894

$—	$132,238	$16,880	$9,276	$312,427	$77,739

128,400,000	120,300,000	100,000	200,001	7,500,000	700,001
(104,250,000)	(45,250,000)	—	(100,000)	(400,000)	(200,000)
97,950,100	22,900,100	100,001	—	500,001	—

122,100,100	97,950,100	200,001	100,001	7,600,001	500,001

51

Statements of Changes in Net Assets (continued)

For the years ended October 31, 2013 and 2012

	PowerShares S&P International Developed High Beta Portfolio (IDHB)		PowerShares S&P International Developed Low Volatility Portfolio (IDLV)
	2013	2012(a)	2013	2012(b)
Operations:
Net investment income	$88,874	$53,536	$2,166,199	$196,446
Net realized gain (loss)	(147,790)	(133,499)	79,601	87,528
Net change in unrealized appreciation (depreciation)	621,440	(123,188)	7,067,971	445,532

Net increase (decrease) in net assets resulting from operations	562,524	(203,151)	9,313,771	729,506

Distributions to Shareholders from:
Net investment income	(99,231)	(28,851)	(1,829,817)	(99,128)

Shareholder Transactions:
Proceeds from shares sold	7,717,635	5,024,939	114,593,031	24,370,175
Value of shares repurchased	(4,641,619)	(2,532,893)	(6,012,326)	(5,447,955)

Net increase in net assets resulting from shares transactions	3,076,016	2,492,046	108,580,705	18,922,220

Increase in Net Assets	3,539,309	2,260,044	116,064,659	19,552,598

Net Assets:
Beginning of period	2,260,044	—	19,552,598	—

End of period	$5,799,353	$2,260,044	$135,617,257	$19,552,598

Undistributed net investment income at end of period	$18,620	$17,241	$403,435	$102,455

Changes in Shares Outstanding:
Shares sold	300,000	200,001	3,800,000	900,001
Shares repurchased	(200,000)	(100,000)	(200,000)	(200,000)
Shares outstanding, beginning of period	100,001	—	700,001	—

Shares outstanding, end of period	200,001	100,001	4,300,001	700,001

(a)	For the period February 22, 2012 (commencement of investment operations) through October 31, 2012.
(b)	For the period January 11, 2012 (commencement of investment operations) through October 31, 2012.
(c)	For the period February 12, 2013 (commencement of investment operations) through October 31, 2013.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)
2013(c)	2013(c)

$217,973	$263,842
302,617	458,529
690,629	2,476,752

1,211,219	3,199,123

(177,717)	(164,198)

31,003,450	34,013,493
(10,847,814)	(5,637,438)

20,155,636	28,376,055

21,189,138	31,410,980

—	—

$21,189,138	$31,410,980

$40,256	$99,644

1,150,001	1,250,001
(400,000)	(200,000)
—	—

750,001	1,050,001

53

Financial Highlights

PowerShares S&P 500® High Beta Portfolio (SPHB)

	Year Ended October 31,		For the Period May 2, 2011(a) Through October 31, 2011
	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$20.42	$19.56	$25.00
Net investment income(b)	0.22	0.19	0.07
Net realized and unrealized gain (loss) on investments	8.08	0.81 (c)	(5.42)
Total from investment operations	8.30	1.00	(5.35)
Distributions to shareholders from:
Net investment income	(0.21)	(0.14)	(0.09)
Net asset value at end of period	$28.51	$20.42	$19.56
Market price at end of period(d)	$28.54	$20.41	$19.58
Net Asset Value Total Return(e)	40.88%	5.17%	(21.41	)%(f)
Market Price Total Return(e)	41.10%	5.01%	(21.33	)%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$530,209	$108,208	$11,740
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25	%(g)
Net investment income	0.89%	0.93%	0.75	%(g)
Portfolio turnover rate(h)	65%	31%	16%

PowerShares S&P 500® High Dividend Portfolio (SPHD)

	Year Ended October 31, 2013	For the Period October 12, 2012(a) Through October 31, 2012
Per Share Operating Performance:
Net asset value at beginning of period	$25.03	$25.00
Net investment income(b)	0.98	0.04
Net realized and unrealized gain (loss) on investments	3.41	(0.01)
Total from investment operations	4.39	0.03
Distributions to shareholders from:
Net investment income	(1.06)	—
Net asset value at end of period	$28.36	$25.03
Market price at end of period(d)	$28.39	$25.04
Net Asset Value Total Return(e)	17.95%	0.12	%(i)
Market Price Total Return(e)	18.03%	0.16	%(i)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$138,965	$7,508
Ratio to average net assets of:
Expenses	0.30%	0.30	%(g)
Net investment income	3.59%	5.03	%(g)
Portfolio turnover rate(h)	47%	—%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	Due to timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.
(d)	The mean between the last bid and ask prices.
(e)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(f)	The net asset value total return from Fund Inception (May 5, 2011, the first day of trading on the Exchange) to October 31, 2011 was (18.78)%. The market price total return from Fund Inception to October 31, 2011 was (18.66)%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(i)	The net asset value total return from Fund Inception (October 18, 2012, the first day of trading on the Exchange) to October 31, 2012 was (2.34)%. The market price total return from Fund Inception to October 31, 2012 was (2.34)%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights (continued)

PowerShares S&P 500® Low Volatility Portfolio (SPLV)

	Year Ended October 31,		For the Period May 2, 2011(a) Through October 31, 2011
	2013	2012
Per Share Operating Performance:
Net asset value at beginning of period	$28.07	$25.01	$25.00
Net investment income(b)	0.88	0.80	0.33
Net realized and unrealized gain on investments	4.51	3.07	0.07
Total from investment operations	5.39	3.87	0.40
Distributions to shareholders from:
Net investment income	(0.90)	(0.81)	(0.32)
Return of capital	—	—	(0.07)
Total distributions	(0.90)	(0.81)	(0.39)
Net asset value at end of period	$32.56	$28.07	$25.01
Market price at end of period(c)	$32.59	$28.08	$25.04
Net Asset Value Total Return(d)	19.51%	15.70%	1.66	%(e)
Market Price Total Return(d)	19.58%	15.60%	1.78	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$3,975,657	$2,749,115	$572,633
Ratio to average net assets of:
Expenses	0.25%	0.25%	0.25	%(f)
Net investment income	2.87%	2.95%	2.83	%(f)
Portfolio turnover rate(g)	50%	17%	12%

PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)

	Year Ended October 31, 2013	For the Period February 22, 2012(a) Through October 31, 2012
Per Share Operating Performance:
Net asset value at beginning of period	$21.74	$25.00
Net investment income(b)	0.34	0.29
Net realized and unrealized gain (loss) on investments	0.38	(3.40)
Total from investment operations	0.72	(3.11)
Distributions to shareholders from:
Net investment income	(0.35)	(0.15)
Net asset value at end of period	$22.11	$21.74
Market price at end of period(c)	$21.90	$21.78
Net Asset Value Total Return(d)	3.38%	(12.44	)%(h)
Market Price Total Return(d)	2.21%	(12.27	)%(h)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,422	$2,174
Ratio to average net assets of:
Expenses, after Waivers	0.31%	0.29	%(f)
Expenses, prior to Waivers	0.47%	0.45	%(f)
Net investment income, after Waivers	1.60%	1.97	%(f)
Portfolio turnover rate(g)	117%	47%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (May 5, 2011, the first day of trading on the Exchange) to October 31, 2011 was 2.52%. The market price total return from Fund Inception to October 31, 2011 was 2.65%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(h)	The net asset value total return from Fund Inception (February 24, 2012, the first day of trading on the Exchange) to October 31, 2012 was (12.47)%. The market price total return from Fund Inception to October 31, 2012 was (13.04)%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Financial Highlights (continued)

PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)

	Year Ended October 31, 2013	For the Period January 11, 2012(a) Through October 31, 2012
Per Share Operating Performance:
Net asset value at beginning of period	$27.15	$25.00
Net investment income(b)	0.75	0.65
Net realized and unrealized gain on investments	1.17	1.64
Total from investment operations	1.92	2.29
Distributions to shareholders from:
Net investment income	(0.50)	(0.19)
Transaction fees(b)	0.02	0.05
Net asset value at end of period	$28.59	$27.15
Market price at end of period(c)	$28.56	$27.03
Net Asset Value Total Return(d)	7.24%	9.37	%(e)
Market Price Total Return(d)	7.60%	8.88	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$217,254	$13,575
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29	%(f)
Expenses, prior to Waivers	0.45%	0.45	%(f)
Net investment income, after Waivers	2.70%	3.09	%(f)
Portfolio turnover rate(g)	101%	50%

PowerShares S&P International Developed High Beta Portfolio (IDHB)

	Year Ended October 31, 2013	For the Period February 22, 2012(a) Through October 31, 2012
Per Share Operating Performance:
Net asset value at beginning of period	$22.60	$25.00
Net investment income(b)	0.51	0.54
Net realized and unrealized gain (loss) on investments	6.50	(2.65)
Total from investment operations	7.01	(2.11)
Distributions to shareholders from:
Net investment income	(0.61)	(0.29)
Net asset value at end of period	$29.00	$22.60
Market price at end of period(c)	$29.11	$22.73
Net Asset Value Total Return(d)	31.49%	(8.30	)%(h)
Market Price Total Return(d)	31.19%	(7.78	)%(h)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$5,799	$2,260
Ratio to average net assets of:
Expenses, after Waivers	0.26%	0.25	%(f)
Expenses, prior to Waivers	0.36%	0.35	%(f)
Net investment income, after Waivers	2.00%	3.60	%(f)
Portfolio turnover rate(g)	74%	35%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (January 13, 2012, the first day of trading on the Exchange) to October 31, 2012 was 11.19%. The market price total return from Fund Inception to October 31, 2012 was 9.85%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(h)	The net asset value total return from Fund Inception (February 24, 2012, the first day of trading on the Exchange) to October 31, 2012 was (9.43)%. The market price total return from Fund Inception to October 31, 2012 was (9.59)%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights (continued)

PowerShares S&P International Developed Low Volatility Portfolio (IDLV)

	Year Ended October 31, 2013	For the Period January 11, 2012(a) Through October 31, 2012
Per Share Operating Performance:
Net asset value at beginning of period	$27.93	$25.00
Net investment income(b)	0.90	0.73
Net realized and unrealized gain on investments	3.53	2.55
Total from investment operations	4.43	3.28
Distributions to shareholders from:
Net investment income	(0.82)	(0.35)
Net asset value at end of period	$31.54	$27.93
Market price at end of period(c)	$31.67	$27.88
Net Asset Value Total Return(d)	16.19%	13.22	%(e)
Market Price Total Return(d)	16.87%	13.01	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$135,617	$19,553
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25	%(f)
Expenses, prior to Waivers	0.35%	0.35	%(f)
Net investment income, after Waivers	3.03%	3.40	%(f)
Portfolio turnover rate(g)	84%	41%

PowerShares S&P MidCap Low Volatility Portfolio (XMLV)

	For the Period February 12, 2013(a) Through October 31, 2013
Per Share Operating Performance:
Net asset value at beginning of period	$25.12
Net investment income(b)	0.38
Net realized and unrealized gain on investments	3.02
Total from investment operations	3.40
Distributions to shareholders from:
Net investment income	(0.27)
Net asset value at end of period	$28.25
Market price at end of period(c)	$28.28
Net Asset Value Total Return(d)	13.62	%(h)
Market Price Total Return(d)	13.77	%(h)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$21,189
Ratio to average net assets of:
Expenses	0.26	%(f)
Net investment income	1.98	%(f)
Portfolio turnover rate(g)	29%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (January 13, 2012, the first day of trading on the Exchange) to October 31, 2012 was 14.23%. The market price total return from Fund Inception to October 31, 2012 was 13.51%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.
(h)	The net asset value total return from Fund Inception (February 15, 2013, the first day of trading on the Exchange) to October 31, 2013 was 13.21%. The market price total return from Fund Inception to October 31, 2013 was 13.37%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights (continued)

PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)

	For the Period February 12, 2013(a) Through October 31, 2013
Per Share Operating Performance:
Net asset value at beginning of period	$25.10
Net investment income(b)	0.43
Net realized and unrealized gain on investments	4.63
Total from investment operations	5.06
Distributions to shareholders from:
Net investment income	(0.24)
Net asset value at end of period	$29.92
Market price at end of period(c)	$29.96
Net Asset Value Total Return(d)	20.28	%(e)
Market Price Total Return(d)	20.45	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$31,411
Ratio to average net assets of:
Expenses	0.26	%(f)
Net investment income	2.17	%(f)
Portfolio turnover rate(g)	35%

(a)	Commencement of Investment Operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and the sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.
(e)	The net asset value total return from Fund Inception (February 15, 2013, the first day of trading on the Exchange) to October 31, 2013 was 19.62%. The market price total return from Fund Inception to October 31, 2013 was 19.63%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust II

October 31, 2013

Note 1. Organization

PowerShares Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2013, the Trust offered fifty-six portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares S&P 500® High Beta Portfolio (SPHB)	“S&P 500® High Beta Portfolio”
PowerShares S&P 500® High Dividend Portfolio (SPHD)	“S&P 500® High Dividend Portfolio”
PowerShares S&P 500® Low Volatility Portfolio (SPLV)	“S&P 500® Low Volatility Portfolio”
PowerShares S&P Emerging Markets High Beta Portfolio (EEHB)	“S&P Emerging Markets High Beta Portfolio”
PowerShares S&P Emerging Markets Low Volatility Portfolio (EELV)	“S&P Emerging Markets Low Volatility Portfolio”
PowerShares S&P International Developed High Beta Portfolio (IDHB)	“S&P International Developed High Beta Portfolio”
PowerShares S&P International Developed Low Volatility Portfolio (IDLV)	“S&P International Developed Low Volatility Portfolio”
PowerShares S&P MidCap Low Volatility Portfolio (XMLV)	“S&P MidCap Low Volatility Portfolio”
PowerShares S&P SmallCap Low Volatility Portfolio (XSLV)	“S&P SmallCap Low Volatility Portfolio”

Each portfolio (each, a “Fund” and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market prices of each Fund’s Shares may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed generally in-kind for securities included in each Fund’s relevant index. Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that generally correspond (before fees and expenses) to the price and yield of its respective index listed below (each, an “Underlying Index”):

Fund	Index
S&P 500® High Beta Portfolio	S&P 500® High Beta Index
S&P 500® High Dividend Portfolio	S&P 500® Low Volatility High Dividend Index
S&P 500® Low Volatility Portfolio	S&P 500® Low Volatility Index
S&P Emerging Markets High Beta Portfolio	S&P BMI Emerging Markets High Beta Index
S&P Emerging Markets Low Volatility Portfolio	S&P BMI Emerging Markets Low Volatility Index
S&P International Developed High Beta Portfolio	S&P BMI International Developed High Beta Index
S&P International Developed Low Volatility Portfolio	S&P BMI International Developed Low Volatility Index
S&P MidCap Low Volatility Portfolio	S&P MidCap 400 Low Volatility Index
S&P SmallCap Low Volatility Portfolio	S&P SmallCap 600 Low Volatility Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing

59

price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco PowerShares Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize an investing strategy that seeks returns in excess of each Fund’s respective Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Equity Risk. The Funds may invest in equity securities. Equity risk is the risk that the value of the securities that a Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities a Fund holds participate or factors relating to specific companies in which the Funds invest. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities a Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities a Fund holds. In addition, securities of an issuer in the Funds’ portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

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Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or a sector. To the extent that an Underlying Index concentrates in the securities of issuers in a particular industry or sector, each Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole. Any factors detrimental to the performance of such industry or sector will disproportionately impact a Fund’s NAV.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Small Capitalization Company Risk. For S&P SmallCap Low Volatility Portfolio, investing in securities of small capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Medium Capitalization Company Risk. For S&P Emerging Markets Low Volatility Portfolio, S&P International Developed High Beta Portfolio, S&P International Developed Low Volatility Portfolio and S&P MidCap Low Volatility Portfolio, investing in securities of medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies are still evolving and, as a result, may be more sensitive to changing market conditions.

Foreign Investment Risk. For S&P Emerging Markets High Beta Portfolio, S&P Emerging Markets Low Volatility Portfolio, S&P International Developed High Beta Portfolio and S&P International Developed Low Volatility Portfolio, investments in the securities of non-U.S. issuers involve risk beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, local taxation, potential currency transfer restrictions or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These timing differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Transactions and Investment Income

Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date.

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E. Expenses

Each Fund has agreed to pay an annual unitary management fee to the Adviser. The Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any).

F. Dividends and Distributions to Shareholders

Each Fund (except for S&P 500® High Dividend Portfolio and S&P 500® Low Volatility Portfolio) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. S&P 500® High Dividend Portfolio and S&P 500® Low Volatility Portfolio each declares and pays dividends monthly. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal period-end.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

As compensation for its services, each Fund has agreed to pay the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses, if any). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

% of Average Daily Net Assets
S&P 500® High Beta Portfolio	0.25%
S&P 500® High Dividend Portfolio	0.30%
S&P 500® Low Volatility Portfolio	0.25%
S&P Emerging Markets High Beta Portfolio	0.45%*
S&P Emerging Markets Low Volatility Portfolio	0.45%*
S&P International Developed High Beta Portfolio	0.35%**
S&P International Developed Low Volatility Portfolio	0.35%**
S&P MidCap Low Volatility Portfolio	0.25%
S&P SmallCap Low Volatility Portfolio	0.25%

*	The Adviser has agreed to waive a portion of its unitary management fee through February 28, 2015. After giving effect to such waiver, the Fund’s net unitary management fee is 0.29% of its average daily net assets. The fee waiver may be modified or terminated by the Adviser at its discretion after February 28, 2015.
**	The Adviser has agreed to waive a portion of its unitary management fee through February 28, 2015. After giving effect to such waiver, the Fund’s net unitary management fee is 0.25% of its average daily net assets. The fee waiver may be modified or terminated by the Adviser at its discretion after February 28, 2015.

The Adviser has contractually agreed, through at least August 31, 2015, to waive the advisory fee payable by each Fund in an amount equal to 100% of the net advisory fees the Adviser’s affiliate receives from the affiliated money market funds on investments by a Fund (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the fiscal year/period ended October 31, 2013, the Adviser waived advisory fees in the following amounts:

S&P 500® High Beta Portfolio	$17
S&P 500® High Dividend Portfolio	20
S&P 500® Low Volatility Portfolio	536
S&P Emerging Markets High Beta Portfolio	4,187
S&P Emerging Markets Low Volatility Portfolio	217,353
S&P International Developed High Beta Portfolio	4,452
S&P International Developed Low Volatility Portfolio	71,607
S&P MidCap Low Volatility Portfolio	2
S&P SmallCap Volatility Portfolio	1

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with Standard & Poor’s Financial Services LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use with the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4. Investments in Affiliates

Each Fund’s Adviser is a wholly-owned subsidiary of Invesco Ltd., and therefore Invesco Ltd. is considered to be affiliated. The table below shows the Fund’s transactions in, and earnings from, its investments in Invesco Ltd. for the fiscal year ended October 31, 2013.

S&P 500® High Beta Portfolio

	Value October 31, 2012	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2013	Dividend Income
Invesco Ltd.	$1,268,458	$5,258,182	$(1,886,653)	$677,861	$100,445	$5,418,293	$80,333

Note 5. Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of October 31, 2013, the securities in each Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
S&P Emerging Markets Low Volatility Portfolio
Equity Securities	$217,158,451	$14,521	$—	$217,172,972

S&P International Developed High Beta Portfolio
Equity Securities	$5,795,106	$—	$0	$5,795,106

Note 6. Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2013 and 2012:

	2013	2012
	Ordinary Income	Ordinary Income
S&P 500® High Beta Portfolio	$2,416,259	$408,266
S&P 500® High Dividend Portfolio	3,535,971	—
S&P 500® Low Volatility Portfolio	119,092,292	48,197,248

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	2013	2012
	Ordinary Income	Ordinary Income
S&P Emerging Markets High Beta Portfolio	$40,279	$14,848
S&P Emerging Markets Low Volatility Portfolio	2,774,327	62,547
S&P International Developed High Beta Portfolio	99,231	28,851
S&P International Developed Low Volatility Portfolio	1,829,817	99,128
S&P MidCap Low Volatility Portfolio	177,717	—
S&P SmallCap Low Volatility Portfolio	164,198	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforward	Shares of Beneficial Interest	Total Net Assets
S&P 500® High Beta Portfolio	$447,176	$—	$51,415,120	$—	$(3,861,425)	$482,207,709	$530,208,580
S&P 500® High Dividend Portfolio	60,622	90,559	3,347,044	—	—	135,467,205	138,965,430
S&P 500® Low Volatility Portfolio	—	—	279,749,542	—	(57,832,288)	3,753,739,497	3,975,656,751
S&P Emerging Markets High Beta Portfolio	25,658	—	78,480	125	(235,010)	4,552,390	4,421,643
S&P Emerging Markets Low Volatility Portfolio	567,049	—	8,256,978	(1,207)	(3,569,126)	212,000,558	217,254,252
S&P International Developed High Beta Portfolio	32,329	—	463,456	131	(34,544)	5,337,981	5,799,353
S&P International Developed Low Volatility Portfolio	730,834	—	6,955,693	(287)	(619,341)	128,550,358	135,617,257
S&P MidCap Low Volatility Portfolio	40,256	—	587,633	—	(188,590)	20,749,839	21,189,138
S&P SmallCap Low Volatility Portfolio	99,644	—	2,323,126	—	(80,071)	29,068,281	31,410,980

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following Funds have a short-term and a long-term capital loss carryforward as of October 31, 2013, which is not subject to expiration:

	Capital Loss Carryforward
	Short-Term	Long-Term	Total
S&P 500® High Beta Portfolio	$3,482,640	$378,785	$3,861,425
S&P 500® Low Volatility Portfolio	50,274,108	7,558,180	57,832,288
S&P Emerging Markets High Beta Portfolio	85,890	149,120	235,010
S&P Emerging Markets Low Volatility Portfolio	3,528,059	41,067	3,569,126
S&P International Developed High Beta Portfolio	—	34,544	34,544
S&P International Developed Low Volatility Portfolio	619,341	—	619,341
S&P MidCap Low Volatility Portfolio	188,590	—	188,590
S&P SmallCap Low Volatility Portfolio	80,071	—	80,071

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Note 7. Investment Transactions

For the fiscal year/period ended October 31, 2013, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
S&P 500® High Beta Portfolio	$203,634,082	$200,360,408
S&P 500® High Dividend Portfolio	44,408,055	44,040,680
S&P 500® Low Volatility Portfolio	2,019,685,325	2,010,617,734
S&P Emerging Markets High Beta Portfolio	3,869,761	3,094,131
S&P Emerging Markets Low Volatility Portfolio	264,008,608	135,632,952
S&P International Developed High Beta Portfolio	3,452,748	3,461,065
S&P International Developed Low Volatility Portfolio	62,562,106	60,540,304
S&P MidCap Low Volatility Portfolio	4,408,420	4,835,405
S&P SmallCap Low Volatility Portfolio	6,173,886	6,419,367

For the fiscal year/period ended October 31, 2013, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
S&P 500® High Beta Portfolio	$538,122,662	$210,544,101
S&P 500® High Dividend Portfolio	200,673,829	79,483,383
S&P 500® Low Volatility Portfolio	3,926,755,110	3,263,490,506
S&P Emerging Markets High Beta Portfolio	1,289,064	—
S&P Emerging Markets Low Volatility Portfolio	80,051,313	11,490,464
S&P International Developed High Beta Portfolio	7,700,695	4,629,356
S&P International Developed Low Volatility Portfolio	113,283,635	6,676,436
S&P MidCap Low Volatility Portfolio	30,980,871	10,328,636
S&P SmallCap Low Volatility Portfolio	33,988,765	5,269,459

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2013, the aggregate cost and the net unrealized appreciation of investments for tax purposes were as follows:

	Cost	Net Unrealized Appreciation	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)
S&P 500® High Beta Portfolio	$478,694,801	$51,415,120	$57,453,361	$(6,038,241)
S&P 500® High Dividend Portfolio	135,449,170	3,347,044	7,299,727	(3,952,683)
S&P 500® Low Volatility Portfolio	3,695,049,362	279,749,542	312,463,642	(32,714,100)
S&P Emerging Markets High Beta Portfolio	4,339,232	78,480	256,926	(178,446)
S&P Emerging Markets Low Volatility Portfolio	208,915,994	8,256,978	13,504,901	(5,247,923)
S&P International Developed High Beta Portfolio	5,331,650	463,456	663,057	(199,601)
S&P International Developed Low Volatility Portfolio	128,494,932	6,955,693	8,585,018	(1,629,325)
S&P MidCap Low Volatility Portfolio	20,591,158	587,633	1,242,233	(654,600)
S&P SmallCap Low Volatility Portfolio	29,055,322	2,323,126	2,520,475	(197,349)

Note 8. Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions on October 31, 2013, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2013, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500® High Beta Portfolio	$—	$(33,247,756)	$33,247,756
S&P 500® High Dividend Portfolio	63,452	(6,363,081)	6,299,629
S&P 500® Low Volatility Portfolio	2,448,374	(418,261,040)	415,812,666

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	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P Emerging Markets High Beta Portfolio	$6,119	$(6,119)	$—
S&P Emerging Markets Low Volatility Portfolio	(657,084)	(1,177,406)	1,834,490
S&P International Developed High Beta Portfolio	11,736	226,830	(238,566)
S&P International Developed Low Volatility Portfolio	(35,402)	(888,436)	923,838
S&P MidCap Low Volatility Portfolio	—	(594,203)	594,203
S&P SmallCap Low Volatility Portfolio	—	(692,226)	692,226

Note 9. Trustees’ Fees

The Funds compensate each Trustee who is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”). The Adviser, as a result of the unitary management fee, pays for such compensation. The Trustee who is an “interested person” (the “Non-Independent Trustee”) of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, an Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Note 10. Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares (100,000 Shares for S&P Emerging Markets High Beta Portfolio, S&P Emerging Markets Low Volatility Portfolio, S&P International Developed High Beta Portfolio and S&P International Developed Low Volatility Portfolio). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

Each Fund may issue Shares in advance of receipt of a basket of securities (“Deposit Securities”) subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with each Fund’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

S&P Emerging Markets Low Volatility Portfolio charges fixed and variable transaction fees for creations and redemptions, which are treated as increases in capital, which are shown in the Statements of Changes in Net Assets as Transaction fees.

Transactions in a Fund’s Shares are disclosed in detail on the Statements of Changes in Net Assets.

Note 11. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Dividend Portfolio, PowerShares S&P 500® Low Volatility Portfolio, PowerShares S&P Emerging Markets High Beta Portfolio, PowerShares S&P Emerging Markets Low Volatility Portfolio, PowerShares S&P International Developed High Beta Portfolio, PowerShares S&P International Developed Low Volatility Portfolio, PowerShares S&P MidCap Low Volatility Portfolio and PowerShares S&P SmallCap Low Volatility Portfolio (each an individual portfolio of PowerShares Exchange-Traded Fund Trust II, hereafter referred to as the “Funds”) at October 31, 2013, the results of each of their operations, the change in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, IL

December 23, 2013

67

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2013:

	Qualified Dividend Income*	Corporate Dividend Received Deduction*
S&P 500® High Beta Portfolio	100%	100%
S&P 500® High Dividend Portfolio	100%	100%
S&P 500® Low Volatility Portfolio	100%	100%
S&P Emerging Markets High Beta Portfolio	92%	0%
S&P Emerging Markets Low Volatility Portfolio	100%	0%
S&P International Developed High Beta Portfolio	92%	0%
S&P International Developed Low Volatility Portfolio	100%	0%
S&P MidCap Low Volatility Portfolio	100%	100%
S&P SmallCap Low Volatility Portfolio	100%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
S&P 500® High Beta Portfolio	$—	$—
S&P 500® High Dividend Portfolio	—	—
S&P 500® Low Volatility Portfolio	—	—
S&P Emerging Markets High Beta Portfolio	—	—
S&P Emerging Markets Low Volatility Portfolio	4,706,289	639,661
S&P International Developed High Beta Portfolio	117,231	18,463
S&P International Developed Low Volatility Portfolio	2,551,030	177,153
S&P MidCap Low Volatility Portfolio	—	—
S&P SmallCap Low Volatility Portfolio	—	—

68

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of PowerShares Exchange-Traded Fund Trust II (the “Trust”) was held on June 20, 2013. The Meeting was held for the following purpose:

To elect eight (8) trustees to the Board of Trustees of the Trust.

The results of the voting on the above matter were as follows:

Matter	Votes For	Votes Withheld
Ronn R. Bagge	628,921,250	12,822,218
Todd J. Barre	629,073,526	12,669,942
Kevin M. Carome	628,957,390	12,786,078
Marc M. Kole	628,898,800	12,844,668
Yung Bong Lim	628,740,078	13,003,390
Philip M. Nussbaum	628,976,848	12,766,620
Gary R. Wicker	628,980,916	12,762,552
Donald H. Wilson	628,627,875	13,115,593

69

Trustees and Officers

The Independent Trustees, the Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and the other directorships, if any, held by each Trustee are shown below.

The Trustees and officers information is current as of October 31, 2013.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge (1958) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	115	None

Todd J. Barre (1957) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	115	None

Marc M. Kole (1960) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	115	None

Philip M. Nussbaum (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present).	115	None

Yung Bong Lim (1964) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	115	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

70

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker (1961) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	115	None

Donald H. Wilson (1959) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-Present); Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	115	None

*	This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

71

Trustees and Officers (continued)

The Non-Independent Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Non-Independent Trustee and the other directorships, if any, held by the Non-Independent Trustee are shown below.

Name, Address and Year of Birth of Non-Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Non-Independent Trustee	Other Directorships Held by Non-Independent Trustee During the Past 5 Years
Kevin M. Carome (1956) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director, Invesco Advisers, Inc. (2009-Present); Director, Invesco Advisers, Inc., Invesco Finance PLC, INVESCO Funds Group, Inc., and Invesco Holding Company Limited; Director and Executive Vice President, Invesco Finance, Inc., Invesco Group Services, Inc., Invesco Investments (Bermuda) Ltd., Invesco North American Holdings, Inc., and IVZ, Inc.; Director and Secretary, IVZ Bahamas Private Limited; formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	115	None

*	This is the date the Non-Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open-end funds and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. At October 31, 2013, the “Fund Family” consisted of the Trust’s 56 portfolios and three other exchange-traded fund trusts with 59 portfolios advised by the Adviser.

72

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (1974) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046	President	Since 2009	Director, Invesco Distributors, Inc. (2012-Present); Managing Director—U.S. Strategy and Marketing, Invesco PowerShares Capital Management LLC (2010-Present); Senior Vice President, Invesco Advisers, Inc. (2009-Present); Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (1981) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (1957) Invesco Canada Ltd. 5140 Yonge Street, Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Managing Director—Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002-Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006).

Sheri Morris (1964) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Vice President	Since 2012	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann (1971) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC (since 2013).

*	This is the period for which the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

73

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper (1968) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Steven M. Hill (1964) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2013	Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC (since 2011); formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (1969) Invesco Management Group, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd. (since 2006); formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) (2010-2013); formerly, Assistant Fund Accounting Manager, Invesco, Ltd. (1998-1999).

Anna Paglia (1974) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (2011-present); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the period for which the officers began serving the Trust. Each officer serves an indefinite term, until his or her successor is elected.

74

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Form N-Qs will be available on the Commission’s website at www.sec.gov. The Trust’s Form N-Qs may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invescopowershares.com.

©2013 Invesco PowerShares Capital Management LLC		P-PS-AR-12
3500 Lacey Road, Suite 700 Downers Grove, IL 60515
invescopowershares.com 800.983.0903	@PowerShares

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2013.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Mr. Philip M. Nussbaum, Mr. Gary R. Wicke and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2013	(e) (2) Percentage of Services Approved for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2012	(e) (2) Percentage of Services Approved for fiscal year end 2012 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit Fees	$847,409	N/A	$999,825	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$430,835	0%	$471,143	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$1,278,244	0%	$1,470,968	0%

(1)	For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during the fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Tax fees for the fiscal year ended October 31, 2013 includes fees billed for reviewing tax returns, 2013 excise tax returns, excise tax distributions calculations and final excise tax distribution calculations and excise tax returns for the liquidated funds. Tax fees for the fiscal year ended October 31, 2012 included fees billed for reviewing tax returns, excise tax returns and excise tax distribution calculations.

(e) (1) Audit Committee Pre Approval Policies and Procedures

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As Adopted by the Audit Committee of

the PowerShares Funds (the “Funds”)

June 26, 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services for engagements of less than $20,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next quarterly scheduled Audit Committee meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(f) Not applicable.

(g) PwC billed the Registrant aggregate fees of $430,835 for the fiscal year ended October 31, 2013 and $471,143 for the fiscal year ended October 31, 2012, for non-audit services rendered to the Registrant

PwC did not bill any fees for non-audit services rendered to the Registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended October 31, 2013 and October 31, 2012.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists of the independent trustees. The Audit Committee members are Ronn R. Bagge, Todd J. Barre, Marc M. Kole, Yung Bong Lim, Philip M. Nussbaum, Gary R. Wicker and Donald H. Wilson.

Item 6. Schedule of Investments.

The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

b)	There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications of the Registrant’s President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3) Not Applicable.

(b) Certifications of the Registrant’s President and Treasurer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PowerShares Exchange-Traded Fund Trust II

By:	/s/ Andrew Schlossberg
Name:	Andrew Schlossberg
Title:	President

Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Schlossberg
Name:	Andrew Schlossberg
Title:	President

Date: January 6, 2014

By:	/s/ Steven Hill
Name:	Steven Hill
Title:	Treasurer

Date: January 6, 2014